       As filed with the Securities and Exchange Commission on February 29, 2000
                                                 Securities Act File No. 33-4806
                                        Investment Company Act File No. 811-4636

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.
                                                                             /X/
                         POST-EFFECTIVE AMENDMENT NO. 45
                                       and                                   /X/
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                             /X/
                                Amendment No. 46
                                                                             /X/
                                 The Galaxy Fund
               (Exact Name of Registrant as Specified in Charter)
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108
                    (Address of Principal Executive Officers)
                         Registrant's Telephone Number:
                                 (877) 289-4252

                             W. Bruce McConnel, III
                           DRINKER BIDDLE & REATH LLP
                                One Logan Square
                             18th and Cherry Streets
                        Philadelphia, Pennsylvania 19103
                     (Name and Address of Agent for Service)

                                    Copy to:
                          Jylanne Dunne, Vice President
                                    PFPC Inc.
                               4400 Computer Drive
                      Westborough, Massachusetts 01581-5108

It is proposed that this filing will become effective (check appropriate box):

         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on February 29, 2000 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(i)
         [ ] on (date) pursuant to paragraph (a)(i)
         [ ] 75 days after filing pursuant to paragraph (a)(ii)
         [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

           Title of Securities Being Registered:  Shares of Beneficial Interest.

[Front cover page]
Galaxy Equity Funds
The Galaxy Fund

Prospectus

February 29, 2000


Galaxy Asset Allocation Fund

Galaxy Equity Income Fund

Galaxy Growth and Income Fund

Galaxy Strategic Equity Fund

Galaxy Equity Value Fund

Galaxy Equity Growth Fund

Galaxy International Equity Fund

Galaxy Small Cap Value Fund

Galaxy Small Company Equity Fund

Retail A Shares and Retail B Shares


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1      Risk/Return Summary

1      Introduction

3      Galaxy Asset Allocation Fund

8      Galaxy Equity Income Fund

12     Galaxy Growth and Income Fund

16     Galaxy Strategic Equity Fund

20     Galaxy Equity Value Fund

25     Galaxy Equity Growth Fund

30     Galaxy International Equity Fund

35     Galaxy Small Cap Value Fund

40     Galaxy Small Company Equity Fund

44     Additional information about risk

45     Investor guidelines

46     Fund management

48     How to invest in the Funds

48     How sales charges work

51     Buying, selling and exchanging shares

52          How to buy shares

54          How to sell shares

55          How to exchange shares

56          Other transaction policies

58     Dividends, distributions and taxes

60     Galaxy investor programs

60     Retirement plans

60     Other programs

62     How to reach Galaxy

63     Financial highlights

RISK/RETURN SUMMARY



INTRODUCTION

This prospectus describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.


WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.


Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 47, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.


THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Asset Allocation Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.


[Sidenote:]
CURRENT INCOME

Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.

- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:   11.74% for the quarter ending December 31, 1998
Worst quarter:  -3.80% for the quarter ending September 30, 1998



[bar chart goes here]


    1992        1993       1994        1995        1996       1997        1998       1999
    ----        ----       ----        ----        ----       ----        ----       ----
   6.58%       8.08%      -2.47%      30.29%      15.11%     19.76%      17.73%       7.24%
    ----        ----       ----        ----        ----       ----        ----       ----


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                                      1 YEAR                  5 YEARS         SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                         3.22%                 16.89%             11.86% (12/30/91)
-------------------------------------------------------------------------------------------------------------


                                      -5-

Retail B Shares                        1.47%                    __               13.48% (3/4/96)
-------------------------------------------------------------------------------------------------------------
S&P 500                               21.03%                  28.54%             19.69% (since 12/31/91)
                                                                                 26.22% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------
DJIA                                  27.29%                  27.10%             20.26% (since 12/31/91)
                                                                                 23.52% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                          MAXIMUM SALES CHARGE             MAXIMUM DEFERRED SALES CHARGE
                     (LOAD) ON PURCHASES SHOWN                (LOAD) SHOWN AS A % OF THE
                        AS A % OF THE OFFERING             OFFERING PRICE OR SALE PRICE,
                                         PRICE                         WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                      3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                       None                               5.00%(3)
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%              None           0.55%          1.30%
------------------------------------------------------------------------------------------
Retail B Shares                0.75%              0.95%          0.29%          1.99%
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares            $502               $772                    $1,061              $1,884
-------------------------------------------------------------------------------------------------------------
Retail B Shares            $702               $924                    $1,273              $1,976
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares            $202               $624                    $1,073              $1,976
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

Galaxy Equity Income Fund


THE FUND'S INVESTMENT OBJECTIVE
The Fund seeks current income and capital appreciation.

[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ending October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:   13.31% for the quarter ending June 30, 1997
Worst quarter:  -8.41% for the quarter ending September 30, 1998



[bar chart goes here]


          1991         1992       1993        1994          1995          1996         1997         1998        1999
          ----         ----       ----        ----          ----          ----        ----          ----        ----
         22.37%        7.43%      8.05%       0.75%        32.96%        16.53%       25.51%       15.63%       4.36%
          ----         ----       ----        ----          ----          ----        ----          ----        ----


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR                     5 YEARS               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                0.45%                      17.71%                    13.84% (12/14/90)
-------------------------------------------------------------------------------------------------------------
Retail B   Shares             -0.68%                       ___                       5.96% (11/1/98)
-------------------------------------------------------------------------------------------------------------
S&P 500                       21.03%                      28.54%                    21.00%(since 11/30/90)
                                                                                    29.86%(since 10/31/98)
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                             MAXIMUM DEFERRED SALES CHARGE
                           MAXIMUM SALES CHARGE (LOAD)                 (LOAD) SHOWN AS A %
                          ON PURCHASES SHOWN AS A % OF            OF THE OFFERING PRICE OR
                                 OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                                 DISTRIBUTION                   TOTAL FUND
                               MANAGEMENT         AND SERVICE         OTHER      OPERATING
                                     FEES        (12b-1) FEES       EXPENSES      EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                      0.75%               None          0.58%      1.33%
------------------------------------------------------------------------------------------
Retail B Shares                      0.75%              0.95%          0.36%      2.06%
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares          $505                  $781                 $1,076                 $1,916
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $709                  $946                 $1,308                 $2,031
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $209                  $646                 $1,108                 $2,031
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

Galaxy Growth and Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.


[Sidenote:]
Best quarter:   20.66% for the quarter ending December 31, 1998
Worst quarter  -13.50% for the quarter ending September 30, 1998

[bar chart goes here]


     1994          1995         1996         1997           1998           1999
-------------------------------------------------------------------------------------
    4.83%         29.34%       19.85%       29.19%         15.71%           6.86%
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR                     5 YEARS               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                 2.83%                      18.98%                    15.90% (2/12/93)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                 1.02%                        __                      15.76% (3/4/96)
-------------------------------------------------------------------------------------------------------------
S&P 500                        21.03%                      28.54%                    21.65% (since 1/31/93)
                                                                                     26.22% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


FEES AND EXPENSES OF THE FUND


The following tables shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                 MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                            (LOAD) ON PURCHASES SHOWN           CHARGE (LOAD) SHOWN AS A %
                                        AS A % OF THE             OF THE OFFERING PRICE OR
                                       OFFERING PRICE        SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                              3.75%(1)                              None(2)
------------------------------------------------------------------------------------------
Retail B Shares                               None                                5.00%(3)
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                               DISTRIBUTION                     TOTAL FUND
                          MANAGEMENT            AND SERVICE           OTHER      OPERATING
                                FEES           (12b-1) FEES        EXPENSES       EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%                   None          0.64%(4)     1.39%(4)
------------------------------------------------------------------------------------------
Retail B Shares                0.75%                  0.95%          0.36%        2.06%
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) for Retail A Shares so that Other expenses for Retail A Shares are expected to be 0.53%. Total Fund operating expenses for Retail A Shares after these fee waivers are expected to be 1.28%. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   your Retail B Shares convert to Retail A Shares after six years

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares           $511                $799                   $1,107                $1,981
-------------------------------------------------------------------------------------------------------------
Retail B Shares           $709                $946                   $1,308                $2,061
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares           $209                $646                   $1,108                $2,061
-------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

Galaxy Strategic Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium size companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.

The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The return for Retail B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.



[Sidenote:]
Best quarter:    11.49% for the quarter ending June 30, 1999
Worst quarter:  -13.65% for the quarter ending September 30, 1999



[bar chart goes here]

      1999
-----------------
      0.05%
-----------------

AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.



                             1 YEAR                     SINCE INCEPTION
----------------------------------------------------------------------------------------
Retail A Shares              -3.72%                        -0.65% (3/4/98)
----------------------------------------------------------------------------------------
Retail B Shares              -5.03%                        -1.64% (3/4/98)
----------------------------------------------------------------------------------------
S&P 500                      21.03%                         21.73% (since 2/28/98)
----------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.



FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)          CHARGE (LOAD) SHOWN AS A %
                                    ON PURCHASES SHOWN            OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%(4)             None          0.82%(4)      1.57%(4)
------------------------------------------------------------------------------------------
Retail B Shares                0.75%(4)            0.95%(4)       0.63%         2.33%(4)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) for Retail A Shares so that Other expenses for Retail A Shares are expected to be 0.65%. Affiliates of the Adviser are also waiving a portion of the Distribution and service (12b-1) fees for Retail B
     Shares so that such fees are expected to be 0.82%, respectively. Total Fund operating expenses after these waivers are expected to be 1.20% for Retail A Shares and 2.00% for Retail B Shares. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares          $529                   $852               $1,198                 $2,172
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $736                   $1,027             $1,445                 $2,302
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $236                   $727               $1,245                 $2,302
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's "Value Driven Growth" investment process since 1991.

Galaxy Equity Value Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:





- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[Sidenote:]
Best quarter:    27.15% for the quarter ending December 31, 1998
Worst quarter:  -15.28% for the quarter ending September 30, 1998



[bar chart goes here]


    1990       1991       1992       1993       1994      1995       1996       1997       1998        1999
-------------------------------------------------------------------------------------------------------------
  -3.20%      23.36%      8.21%     14.75%     3.51%     27.78%     21.09%      27.66%     23.75%       6.67%
-------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR              5 YEARS           10 YEARS          SINCE INCEPTION
-----------------------------------------------------------------------------------------------------------------
Retail A Shares                 2.67%               20.21%           14.43%               14.61% (9/1/88)
-----------------------------------------------------------------------------------------------------------------
Retail B Shares                 1.31%                 __               __                 17.45% (3/4/96)
-----------------------------------------------------------------------------------------------------------------
S&P 500                        21.03%               28.54%           18.19%               19.50% (since 9/1/88)
                                                                                          26.22% (since 2/29/96)
-----------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value          6.61%               18.08%           12.88%               13.87% (since 8/31/88)
Funds Average                                                                             14.33% (since 2/29/96)
-----------------------------------------------------------------------------------------------------------------


[Sidenote:]

The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Lipper Multi-Cap Value Funds Average is an unmanaged index that measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)          CHARGE (LOAD) SHOWN AS A %
                                    ON PURCHASES SHOWN            OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%                None          0.61%           1.36%
------------------------------------------------------------------------------------------
Retail B Shares                0.75%               0.95%(4)       0.41%           2.11%(4)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.93%. Total Fund operating expenses for Retail B Shares after these fee waivers are expected to be 2.09%. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares          $508                  $790                  $1,092               $1,949
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $714                  $961                  $1,334               $2,075
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $214                  $661                  $1,134                $2,075
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser since 1991. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

Galaxy Equity Growth Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[Sidenote:]

Best quarter:    24.04% for the quarter ending December 31, 1998
Worst quarter:  -11.70% for the quarter ending September 30, 1998


[bar chart goes here]


    1991          1992         1993         1994         1995         1996         1997         1998         1999
----------------------------------------------------------------------------------------------------------------------
   30.40%         6.11%        5.37%        0.60%       33.66%       20.46%       30.43%       25.66%         26.03%
----------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR                     5 YEARS               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                 21.29%                     26.20%                 18.67% (12/14/90)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                 20.11%                       __                   23.81% (3/4/96)
-------------------------------------------------------------------------------------------------------------
S&P 500                         21.03%                     28.54%                 21.00% (since 11/30/90)
                                                                                  26.22% since (2/29/96)
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)          CHARGE (LOAD) SHOWN AS A %
                                    ON PURCHASES SHOWN            OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%                None          0.57%           1.32%
------------------------------------------------------------------------------------------
Retail B Shares                0.75%               0.95%(4)       0.39%           2.09%(4)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.93%. Total Fund Operating expenses for Retail B Shares after these fee waivers are expected to be 2.07%. These fee waivers may be revised or discontinued at anytime.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares            $504               $778                   $1,071              $1,906
-------------------------------------------------------------------------------------------------------------
Retail B Shares            $712               $955                   $1,324              $2,043
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares            $212               $655                   $1,124              $2,043
-------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser since 1988. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

Galaxy International Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.





The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Discussions with company management are an important element of this analysis and give the Sub-Adviser an opportunity to test its assumptions against management's near-term and long-term term objectives. Top-down factors are incorporated into the Sub-Adviser's analysis of a company at all points. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, or if fundamentals change performance expectations, if alternative investments provide potentially more attractive returns.


[Sidenote:]
SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.

- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.

- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[Sidenote:]
DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS-CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year, thereby giving some indication of the risk of investing in the Fund. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.



[Sidenote:]

Best quarter:    24.36% for the quarter ending December 31, 1999
Worst quarter:  -14.61% for the quarter ending September 30, 1998



[bar chart goes here]


    1992         1993        1994        1995         1996        1997        1998         1999
---------------------------------------------------------------------------------------------------
   -2.29%       31.62%      -2.54%      11.04%       10.03%      13.59%       21.24%       41.10%
---------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR                     5 YEARS               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                 35.80%                     17.97%                 14.06% (12/30/91)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                 35.21%                       __                   41.18% (11/1/98)
-------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                 26.96%                     12.83%                 10.94% (since 12/31/91)
                                                                                  32.29% (since 10/31/98)
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.

FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)          CHARGE (LOAD) SHOWN AS A %
                                    ON PURCHASES SHOWN            OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares             0.89%(4)                None          0.75%         1.64%(4)
------------------------------------------------------------------------------------------
Retail B Shares             0.89%(4)               0.95%(4)       0.73%         2.57%(4)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.64%. Affiliates of the Adviser are also waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.80%. Total Fund operating expenses after these waivers are expected to be 1.39% for Retail A Shares and 2.17% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares           $536                 $873                 $1,233                $2,246
-------------------------------------------------------------------------------------------------------------
Retail B Shares           $760                 $1,099               $1,565                $2,469
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares           $260                 $799                 $1,365                $2,469
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.

Galaxy Small Cap Value Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for the periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

[Sidenote:]

Best quarter:    18.67% for the quarter ending September 30, 1997
Worst quarter:  -15.93% for the quarter ending September 30, 1998



[bar chart goes here]


      1994               1995            1996         1997         1998           1999
--------------------------------------------------------------------------------------------
      0.32%               31.49%          26.74%       31.23%       -5.66%         10.45%
--------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR                     5 YEARS               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                 6.33%                      17.01%                13.98% (2/12/93)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                 4.67%                         __                 11.18% (11/1/98)
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index             21.26%                      16.69%                13.78% (since 1/31/93)
                                                                                 29.65% since 10/31/98)
-------------------------------------------------------------------------------------------------------------
S&P 600                        12.41%                      17.05%                13.62% (since 1/31/93)
                                                                                 22.10% (since 10/31/98)
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Companies included in the Russell 2000 Index have market capitalizations that range between $30 million and $1.4 billion.


[Sidenote:]
The Standard & Poor's SmallCap 600 Composite Index (S&P 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 600 is heavily weighted with the stocks of small companies with market capitalizations that currently range between $32.9 million and $2.9 billion.

FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                    MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)          CHARGE (LOAD) SHOWN AS A %
                                    ON PURCHASES SHOWN            OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%                None          0.82%(4)       1.57%(4)
------------------------------------------------------------------------------------------
Retail B Shares                0.75%               0.95%(4)       0.72%          2.42%(4)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) for Retail A Shares so that Other expenses for Retail A Shares are expected to be 0.75%. Affiliates of the Adviser are also waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.80%. Total Fund operating expenses after these fee waivers are expected to be 1.50% for Retail A Shares and 2.27% for Retail B Shares. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares            $529               $852                 $1,198                   $2,172
-------------------------------------------------------------------------------------------------------------
Retail B Shares            $745               $1,055               $1,491                   $2,352
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares            $245               $755                 $1,291                   $ 2,352
-------------------------------------------------------------------------------------------------------------



[Sidenote:]

PORTFOLIO MANAGER
The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

Galaxy Small Company Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:    44.08% for the quarter ending December 31, 1999
Worst quarter:  -24.02% for the quarter ending September 30, 1998



[bar chart goes here]

    1992         1993        1994        1995         1996        1997        1998         1999
---------------------------------------------------------------------------------------------------
     1.20%       22.75%      -0.06%      38.80%       20.84%      14.17%      -10.94%      38.93%
---------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                               1 YEAR                     5 YEARS               SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Retail A Shares                33.74%                      17.93%                  13.89% (12/30/91)
-------------------------------------------------------------------------------------------------------------
Retail B Shares                33.21%                         __                   12.96% (3/4/96)
-------------------------------------------------------------------------------------------------------------
Russell 2000 Index             21.26%                      16.69%                  14.67% (since 12/31/91)
                                                                                   13.66% (since 2/29/96)
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Companies included in the Russell 2000 Index have market capitalizations that currently range between $30 million and $1.4 billion.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                    MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)          CHARGE (LOAD) SHOWN AS A %
                                    ON PURCHASES SHOWN            OF THE OFFERING PRICE OR
                          AS A % OF THE OFFERING PRICE       SALE PRICE, WHICHEVER IS LESS
------------------------------------------------------------------------------------------
Retail A Shares                               3.75%(1)                             None(2)
------------------------------------------------------------------------------------------
Retail B Shares                                None                               5.00%(3)
------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)

                                            DISTRIBUTION                      TOTAL FUND
                          MANAGEMENT         AND SERVICE           OTHER       OPERATING
                                FEES        (12b-1) FEES        EXPENSES        EXPENSES
------------------------------------------------------------------------------------------
Retail A Shares                0.75%            None             0.82%(4)       1.57%(4)
------------------------------------------------------------------------------------------
Retail B Shares                0.75%            0.95%            0.61%          2.31%
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) Affiliates of the Adviser are waiving a portion of the shareholder servicing fees (that are included in Other expenses) for Retail A Shares so that Other expenses for Retail A Shares are expected to be 0.78%. Total Fund operating expenses after these fee waivers are expected to be 1.53% for Retail A Shares. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown

-    your investment has a 5% return each year

-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 YEAR                3 YEARS              5 YEARS               10 YEARS
-------------------------------------------------------------------------------------------------------------
Retail A Shares          $529                  $852                $1,198                    $2,172
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $734                  $1,021              $1,435                    $2,291
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
-------------------------------------------------------------------------------------------------------------
Retail B Shares          $234                  $721                $1,235                    $2,291
-------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity Fund, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES


The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial professional to help you decide which Fund is right for you.


RISK SPECTRUM                    FUND                             PRIMARY INVESTMENTS
-------------------------------------------------------------------------------------------------------------
                                 Asset Allocation                 Common stocks and fixed income
                                                                  securities of domestic companies
                                 ----------------------------------------------------------------------------
                                 Equity Income                    Common stocks of domestic companies
                                                                  selected primarily for their income
Conservative                                                      potential
                                 ----------------------------------------------------------------------------
                                 Growth and Income                Common stocks of companies selected for
                                                                  their growth and income potential
                                 ----------------------------------------------------------------------------
                                 Strategic Equity                 Equity securities of large and medium
                                                                  sized growth companies that exhibit above-
                                                                  average return potential relative to their
                                                                  market price
                                 ----------------------------------------------------------------------------
                                 Equity Value                     Common stocks of large and medium sized
Moderate                                                          companies believed to be undervalued
                                 ----------------------------------------------------------------------------
                                 Equity Growth                    Equity securities of growth-oriented
                                                                  companies
                                 ----------------------------------------------------------------------------
                                 International Equity             Equity securities of foreign companies
                                 ----------------------------------------------------------------------------
                                 Small Cap Value                  Common stocks of smaller companies
Aggressive                                                        believed to be undervalued
                                 ----------------------------------------------------------------------------
                                 Small Company Equity             Common stocks of smaller
                                                                  growth-oriented companies
-------------------------------------------------------------------------------------------------------------

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.



                             MANAGEMENT FEE AS
FUND                 A % OF AVERAGE NET ASSETS
----------------------------------------------
Asset Allocation                          0.75%
----------------------------------------------
Equity Income                             0.75%
----------------------------------------------
Growth and Income                         0.75%
----------------------------------------------
Strategic Equity                          0.55%
----------------------------------------------
Equity Value                              0.75%
----------------------------------------------
Equity Growth                             0.75%
----------------------------------------------
International Equity                      0.64%
----------------------------------------------
Small Cap Value                           0.75%
----------------------------------------------
Small Company Equity                      0.75%
----------------------------------------------


SUB-ADVISER

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC as Sub-Adviser. The Sub-Adviser determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with the Sub-Adviser as to the Fund's investment program, approves the list of foreign countries recommended by the Sub-Adviser for investment and manages the Fund's daily cash position. The Sub-Adviser's fees are paid by the Adviser.


The Sub-Adviser has its main office at One International Place, Boston, Massachusetts 02210. The Sub-Adviser is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 1999, the Sub-Adviser had discretionary management authority over approximately $19.1 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in the Sub-Adviser.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and Sub-Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.


RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.




                                  TOTAL SALES CHARGE
                      ----------------------------------------------
                               AS A % OF          AS A % OF
AMOUNT OF             THE OFFERING PRICE               YOUR
YOUR INVESTMENT                PER SHARE         INVESTMENT
--------------------------------------------------------------------
Less than $50,000                   3.75%              3.90%
--------------------------------------------------------------------
$50,000 but less
than $100,000                       3.50%              3.63%
--------------------------------------------------------------------
$100,000 but less
than $250,000                       3.00%              3.09%
--------------------------------------------------------------------
$250,000 but less
than $500,000                       2.50%              2.56%
--------------------------------------------------------------------
$500,000 and over                   0.00%(1)           0.00%(1)
--------------------------------------------------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $500,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC the first time you can sell shares during this one-year period. If you reinvest the proceeds of this sale within one year, the waiver of the CDSC won't apply to any sale of shares purchased with such reinvested proceeds.

Galaxy's distributor may, from time to time, implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.


There's no sales charge when you buy Retail A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

-    You buy shares for a 401(k) or SIMPLE IRA retirement account.

- You buy shares for any retirement account provided that you held Retail A Shares in a retirement account prior to January 1, 1999.

- You buy shares for any retirement account and your total cumulative Retail A Share retirement account balance was $30,000 or more between January 1, 1999 and June 30, 1999.

- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.

- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.

-    You were a Galaxy shareholder before December 1, 1995.

- You previously paid a sales charge for the shares of another mutual fund company (as long as you buy the Galaxy shares within 60 days of selling your other shares).


[Sidenote:]

SALES CHARGE WAIVERS
Ask your investment professional or Galaxy's distributor, or consult the SAI for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your investment professional or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

RETAIL B SHARES

If you buy Retail B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

IF YOU SELL
YOUR SHARES               YOU'LL PAY A CDSC OF
----------------------------------------------
During the first year                    5.00%
----------------------------------------------
During the second year                   4.00%
----------------------------------------------
During the third year                    3.00%
----------------------------------------------
During the fourth year                   3.00%
----------------------------------------------
During the fifth year                    2.00%
----------------------------------------------
During the sixth year                    1.00%
----------------------------------------------
After the sixth year                      None
----------------------------------------------


For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.30% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.95% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

CONVERTING RETAIL B SHARES TO RETAIL A SHARES

Six years after you buy Retail B Shares of a Fund, they will automatically convert to Retail A Shares of the Fund. This allows you to benefit from the lower annual expenses of Retail A Shares.


CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years. Consult your financial professional for help in choosing the appropriate share class.


BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.


Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined, after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:

-    $2,500 for regular accounts

-    $500 for retirement plan accounts, such as IRA, SEP and Keogh Plan accounts


-    $100 for college savings accounts, including Education IRA accounts

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:


- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction

- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:


Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)


Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.


DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.

- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.


[Sidenote:]
DISCOUNT PLANS
You must tell your investment professional or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You  must include the following:

-    The name of the Fund

-    The number of shares or the dollar amount you want to sell

-    Your account number

-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS
Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.


HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.

Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, except the International Equity Fund, pays any dividends from net investment income each quarter. The International Equity Fund pays any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.


STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.

-    Simplified Employee Pension Plans (SEPs).

-    Keogh money purchase and profit sharing plans.

- Salary reduction retirement plans set up by employers for their employees, which are qualified under Section 401(k) and 403(b) of the Internal Revenue Code.

- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.

For information about eligibility requirements and other matters concerning these plans and to obtain an application, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com

[Sidenote:]

HEARING IMPAIRED
GALAXY ALSO OFFERS A TDD SERVICE FOR THE HEARING IMPAIRED. JUST CALL 1-800-696-6515, 24 HOURS A DAY, SEVEN DAYS A WEEK.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                          Galaxy Asset Allocation Fund
                (For a share outstanding throughout each period)


                                                                   For the year ending October 31,
                                                     -----------------------------------------------------
                                                              1999                      1998
                                                     ---------------------     ---------------------
                                                      Retail       Retail        Retail       Retail
                                                     A  Shares    B Shares       A Shares    B Shares

Net asset value,
     beginning of period ..........................   $ 16.95     $ 16.92         $ 16.46     $ 16.43
                                                      -------     -------         -------     -------
Income from investment operations:
     Net investment income(2) .....................      0.37        0.25            0.38        0.29
     Net realized and unrealized gain
         (loss) on investments ....................      1.21        1.21            1.72        1.71
Total from investment operations ..................      1.58        1.46            2.10        2.00
Less dividends:
     Dividends from net investment income .........     (0.36)      (0.25)          (0.40)      (0.30)
     Dividends from net realized  capital gains ...     (0.43)      (0.43)          (1.21)      (1.21)
Total dividends ...................................     (0.79)      (0.68)          (1.61)      (1.51)
Net increase (decrease) in net asset value ........      0.79        0.78            0.49        0.49
Net asset value, end of period ....................   $ 17.74     $ 17.70         $ 16.95     $ 16.92
                                                      -------     -------         -------     -------
Total return(5) ...................................      9.53%       8.76%          13.85%      13.14%
Ratios/supplemental data:
     Net assets, end of period (000's) ............  $389,077     $91,199        $323,498     $57,876
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver .....................      2.11%       1.43%           2.43%       1.77%
     Operating expenses including
         reimbursement/waiver .....................      1.32%       2.00%           1.33%       1.99%
     Operating expenses excluding
         reimbursement/waiver .....................      1.32%       2.00%           1.33%       1.99%
Portfolio turnover rate ...........................       135%        135%            108%        108%


                                                                        For the year ending October 31,
                                                     --------------------------------------------------------------------
                                                              1997                         1996                  1995
                                                      ---------------------      ----------------------     -------------
                                                        Retail      Retail        Retail         Retail          Retail
                                                       A Shares    B Shares      A Shares       B Shares(1)     A Shares
Net asset value,
     beginning of period ..........................    $ 14.52     $ 14.51       $ 12.82        $ 13.59         $ 10.67
                                                       -------     -------       -------        -------         -------
Income from investment operations:
     Net investment income(2) .....................       0.40        0.29          0.30           0.13            0.30
     Net realized and unrealized gain
         (loss) on investments ....................       2.43        2.42          1.83           0.91            2.16
Total from investment operations ..................       2.83        2.71          2.13           1.04            2.46
Less dividends:
     Dividends from net investment income .........      (0.38)      (0.28)        (0.30)         (0.12)          (0.31)
     Dividends from net realized capital gains ....      (0.51)      (0.51)        (0.13)            --              --
Total dividends ...................................      (0.89)      (0.79)        (0.43)         (0.12)          (0.31)
Net increase (decrease) in net asset value ........       1.94        1.92          1.70           0.92            2.15
Net asset value, end of period ....................    $ 16.46     $ 16.43       $ 14.52         $14.51         $ 12.82
                                                       -------     -------       -------        -------         -------
Total return(5) ...................................      20.23%      19.34%        16.92%          7.71%(3)       23.42%
Ratios/supplemental data:
     Net assets, end of period (000's) ............   $177,239     $30,688      $116,852         $3,557         $76,368
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver .....................       2.66%       1.95%         2.29%          1.73%(4)        2.52%
     Operating expenses including
         reimbursement/waiver .....................       1.37%       2.10%         1.42%          1.95%(4)        1.48%
     Operating expenses excluding
         reimbursement/waiver .....................       1.37%       2.19%         1.42%          2.15%(4)        1.50%
Portfolio turnover rate ...........................         58%         58%           48%            48%             41%

------------------------------

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.37, $0.38, $0.40,
     $0.30 and $0.30, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $0.25, $0.29, $0.28 and $0.12, respectively.

(3)  Not Annualized.

(4)  Annualized.

(5) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

                                           Galaxy Equity Income Fund
                                (For a share outstanding throughout each period)


                                                                    For the year ending October 31,
                                                              -------------------------------------------
                                                                  1999           1999           1998
                                                                 ------         -------        ------
                                                                Retail          Retail         Retail
                                                               A Shares       B Shares(1)     A Shares
Net asset value, beginning of period..................           $  19.67        $  19.48     $  18.82
                                                                 --------        --------     --------
Income from investment operations:
     Net investment income(2).........................               0.19            0.11         0.25
     Net realized and unrealized gain
         on investments...............................               1.69            1.62         2.43
Total from investment operations......................               1.88            1.73         2.68
Less dividends:
     Dividends from net investment income.............              (0.20)          (0.11)       (0.25)
     Dividends from net realized capital gains                      (1.85)          (1.85)       (1.58)
Total dividends.......................................              (2.05)          (1.96)       (1.83)
Net increase (decrease) in net asset value............              (0.17)          (0.23)        0.85
Net asset value, end of period........................            $ 19.50         $ 19.25     $  19.67
                                                                 --------        --------     --------
Total return(3).......................................              10.14%           9.38%       15.23%

Ratios/supplemental data:
     Net assets, end of period (000's)................           $213,041        $  3,213     $207,850
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver.........................               0.97%           0.33%        1.30%
     Operating expenses including
         reimbursement/waiver.........................               1.33%           1.97%        1.34%
     Operating expenses excluding
         reimbursement/waiver.........................               1.33%           2.23%        1.34%
Portfolio turnover rate...............................                 38%             38%          46%


                                                                            For the year ending October 31,
                                                              ------------------------------------------------------------
                                                                 1997              1996          1995
                                                                ------            ------        ------
                                                                   Retail          Retail         Retail
                                                                  A Shares        A Shares       A Shares
Net asset value, beginning of period..................            $  16.91       $  14.98        $  12.74
                                                                  --------       --------        --------
Income from investment operations:
     Net investment income(2).........................                0.30           0.30            0.28
     Net realized and unrealized gain
         on investments...............................                3.35           2.47            2.47
Total from investment operations......................                3.65           2.77            2.75
Less dividends:
     Dividends from net investment income.............               (0.30)         (0.30)          (0.30)
     Dividends from net realized capital gains                       (1.44)         (0.54)          (0.21)
Total dividends.......................................               (1.74)         (0.84)          (0.51)
Net increase (decrease) in net asset value............                1.91           1.93            2.24
Net asset value, end of period........................             $ 18.82        $ 16.91         $ 14.98
                                                                  --------       --------        --------
Total return(3).......................................               23.28%         19.01%          22.23%
Ratios/supplemental data:
     Net assets, end of period (000's)................            $169,276       $126,952         $81,802
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver.........................                1.70%          1.86%           2.08%
     Operating expenses including
         reimbursement/waiver.........................                1.39%          1.40%           1.49%
     Operating expenses excluding
         reimbursement/waiver.........................                1.41%          1.40%           1.51%
Portfolio turnover rate...............................                  37%            45%             21%

-----------------------------


(1)  The Fund began issuing Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.19, $0.25, $0.30,
     $0.30 and $0.28, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1999 was $0.08.


(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

                        Galaxy Growth and Income Fund
                (For a share outstanding throughout each period)


                                                                             For the year ending October 31,
                                                                  --------------------------------------------------
                                                                         1999                       1998
                                                                 ----------------------        ----------------------
                                                                Retail          Retail         Retail        Retail
                                                               A Shares       B Shares        A Shares      B Shares
Net asset value,
     beginning of period ....................................   $14.87         $14.83          $16.24           $16.23
                                                               -------         ------          ------          -------
Income from investment operations:
     Net investment income(3) ...............................     0.08(8)       (0.04)(8)        0.12               --(7)
     Net realized gain on investments .......................     2.02           2.02            1.32             1.31
Total from investment operations ............................     2.10           1.98            1.44             1.31
Less dividends:
     Dividends from net investment income ...................    (0.08)            --           (0.13)           (0.03)
     Dividends from net realized gains ......................    (0.91)         (0.91)          (2.68)           (2.68)
Total dividends .............................................    (0.99)         (0.91)          (2.81)           (2.71)
Net increase (decrease) in net asset value ..................     1.11           1.07           (1.37)           (1.40)
Net asset value, end of period ..............................   $15.98         $15.90          $14.87           $14.83
                                                               -------         ------          ------          -------
Total return(4) .............................................    14.56%         13.72%           9.93%            9.09%
Ratios/supplemental data:
     Net assets, end of period (000's) ...................... $232,110        $62,366        $214,110          $53,216
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver ...............................     0.53%         (0.22)%          0.75%            0.01%
     Operating expenses including
         reimbursement/waiver ...............................     1.28%          2.03%           1.28%            2.02%
     Operating expenses excluding
         reimbursement/waiver ...............................     1.38%          2.04%           1.35%            2.02%
Portfolio turnover rate .....................................       20%            20%             38%              38%

                                                                             For the year ending October 31,
                                                                     --------------------------------------------------
                                                                         1997                                 1996(1)
                                                                  ----------------------               ----------------------
                                                                   Retail         Retail               Retail        Retail
                                                                  A Shares       B Shares             A Shares      B Shares(2)
Net asset value,
     beginning of period ....................................     $13.78           $13.77            $12.35          $12.97
                                                                  ------           ------            ------          ------
Income from investment operations:
     Net investment income(3) ...............................       0.18             0.10              0.21            0.07
     Net realized gain on investments .......................       3.67             3.65              2.16            0.81
Total from investment operations ............................       3.85             3.75              2.37            0.88
Less dividends:
     Dividends from net investment income ...................      (0.20)           (0.10)            (0.21)          (0.08)
     Dividends from net realized gains ......................      (1.19)           (0.19)            (0.73)             --
Total dividends .............................................      (1.39)           (1.29)            (0.94)          (0.08)
Net increase (decrease) in net asset value ..................       2.46             2.46              1.43            0.80
Net asset value, end of period ..............................     $16.24           $16.23            $13.78          $13.77
                                                                  ------           ------            ------          ------
Total return(4) .............................................      30.10%           29.11%            20.25%           6.83%(5)
Ratios/supplemental data:
     Net assets, end of period (000's) ......................   $141,884          $35,178           $77,776          $4,562
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver ...............................       1.18%            0.31%             1.65%           0.79%(6)
     Operating expenses including
         reimbursement/waiver ...............................       1.27%            2.05%             1.34%           1.96%(6)
     Operating expenses excluding
         reimbursement/waiver ...............................       1.45%            2.28%             1.45%           2.11%(6)
Portfolio turnover rate .....................................         93%              93%               59%             59%


                                                                     For the year ending October 31,
                                                              --------------------------------------------------
                                                                     1995
                                                                  ------------
                                                                    Retail
                                                                   A Shares
Net asset value,
     beginning of period ....................................       $11.15
                                                                    ------
Income from investment operations:
     Net investment income(3) ...............................         0.24
     Net realized gain on investments .......................         1.70
Total from investment operations ............................         1.94
Less dividends:
     Dividends from net investment income ...................        (0.25)
     Dividends from net realized gains ......................        (0.49)
Total dividends .............................................        (0.74)
Net increase (decrease) in net asset value ..................         1.20
Net asset value, end of period ..............................       $12.35
                                                                    ------
Total return(4) .............................................        18.52%
Ratios/supplemental data:
     Net assets, end of period (000's) ......................      $51,078
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver ...............................         2.10%
     Operating expenses including
         reimbursement/waiver ...............................         1.32%
     Operating expenses excluding
         reimbursement/waiver ...............................         1.77%
Portfolio turnover rate .....................................           51%

------------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A Shares and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(2)  The Fund began issuing Retail B Shares on March 4, 1996.

(3) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.07, $0.10, $0.18,
     $0.19 and $0.22, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.04), $0.00, $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by other parties for Retail A Shares for the year ended October 31, 1995 was $0.22 (unaudited).

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(5)  Not annualized.
(6)  Annualized.
(7)  Net investment income per share is less than $0.005.

(8) The selected per share data was calculated using the weighted average shares outstanding method for the period.

                          Galaxy Strategic Equity Fund
                 (For a share outstanding throughout each period)



                                                       ------------------------------------------------
                                                             For the year             For the period
                                                        ending October 31,           ending October 31,
                                                                 1999                      1998(1)
                                                                 ----                      ----
                                                          Retail       Retail      Retail        Retail
                                                         A Shares     B Shares    A Shares      B Shares
Net asset value, beginning of period .................   $ 9.62       $ 9.61      $10.00       $10.00
                                                         ------       ------      ------       ------
Income from investment operations:
     Net investment income (loss)(2)..................     0.04(7)      0.02(7)       --(3)     (0.02)
     Net realized and unrealized (loss) on investments     0.27         0.26       (0.38)       (0.37)
Total from investment operations......................     0.31         0.24       (0.38)       (0.39)
Less dividends:
     Dividends from net investment income.............    (0.03)          --          --           --
     Dividends from net realized capital gains........    (0.01)       (0.01)         --           --
Total dividends.......................................    (0.04)       (0.01)         --           --
Net (decrease) in net asset value.....................     0.27         0.23       (0.38)       (0.39)
Net asset value, end of period........................   $ 9.89       $ 9.84       $9.62        $9.61
                                                         ------       ------      ------       ------
Total return(4).......................................     3.25%        2.50%      (3.75)%(5)    4.76%(5)
Ratios/supplemental data:
     Net assets, end of period (000's)................   $8,229       $1,348      $4,051          $583
Ratios to average net assets:
     Net investment income including
     reimbursement/waiver.............................     0.41%       (0.24)%   0.06%(6)    (0.55)%(6)
     Operating expenses including reimbursement/waiver     1.19%        1.84%    1.40%(6)      2.01%(6)
     Operating expenses excluding reimbursement/waiver     1.63%        2.40%    2.41%(6)      3.05%(6)
Portfolio turnover rate...............................       79%          79%      30%(5)        30%(5)

------------------------------

1    The Fund commenced operations on March 4, 1998.

2 Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.00 and $0.00, respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1999 and the period ended October 31, 1998 was $(0.08) and $(0.06), respectively.

3    Net investment income per share is less than $0.00.

4 Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

5    Not annualized.

6    Annualized.

7 The selected per share data was calculated using the weighted average shares outstanding method for the year.

                            Galaxy Equity Value Fund
                (For a share outstanding throughout each period)


                                                                For the year ending October 31,
                                                 ------------------------------------------------------
                                                         1999                      1998
                                                 -----------------------   ------------------------
                                                   Retail       Retail       Retail         Retail
                                                  A Shares     B Shares     A Shares       B Shares
Net asset value,
     beginning of period..................        $  16.50     $  16.44    $  18.21       $  18.24
                                                  --------     --------    --------       --------
Income from investment operations:
     Net investment income (loss)(2)......           (0.03)       (0.15)       0.03          (0.08)
     Net realized and unrealized gain
         on investments...................            2.42         2.40        1.50           1.48
Total from investment operations..........            2.39         2.25        1.53           1.40
Less dividends:
     Dividends from net investment income.              --           --       (0.04)            --
     Dividends from net realized capital gains       (0.61)       (0.61)      (3.20)         (3.20)
Total dividends...........................           (0.61)       (0.61)      (3.24)         (3.20)
Net increase (decrease) in net asset value            1.78         1.64       (1.71)         (1.80)
Net asset value, end of period............        $  18.28     $  18.08    $  16.50       $  16.44
                                                  --------     --------    --------       --------
Total return(3)...........................           14.63%       13.81%       9.88%          9.07%
Ratios/supplemental data:
     Net assets, end of period (000's)....        $258,332     $ 30,988    $234,730        $23,103
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver.............           (0.16)%      (0.87)%      0.15%        (0.54)%
     Operating expenses including
         reimbursement/waiver.............            1.37%        2.08%       1.37%         2.06%
     Operating expenses excluding
         reimbursement/waiver.............            1.37%        2.08%       1.37%         2.06%
Portfolio turnover rate................                 75%          75%         82%           82%



                                                                    For the year ending October 31,
                                                 ------------------------------------------------------------
                                                        1997                   1996                  1995
                                                 --------------------   ----------------------    ----------
                                                   Retail     Retail      Retail      Retail       Retail
                                                  A Shares   B Shares    A Shares    B Shares(1)   A Shares
Net asset value,
     beginning of period..................       $  15.96    $  15.99   $  14.33    $  14.74      $  13.31
                                                 --------    --------   --------    --------      --------
Income from investment operations:
     Net investment income (loss)(2)......           0.11         --        0.14        0.04          0.22
     Net realized and unrealized gain
         on investments...................           4.16       4.17        2.74        1.25          2.24
Total from investment operations..........           4.27       4.17        2.88        1.29          2.46
Less dividends:
     Dividends from net investment income.          (0.12)     (0.02)      (0.14)      (0.04)        (0.23)
     Dividends from net realized capital gains      (1.90)     (1.90)      (1.11)         --         (1.21)
Total dividends...........................          (2.02)     (1.92)      (1.25)      (0.04)        (1.44)
Net increase (decrease) in net asset value           2.25       2.25        1.63        1.25          1.02
Net asset value, end of period............       $  18.21    $ 18.24    $  15.96    $  15.99      $  14.33
                                                 --------    --------   --------    --------      --------
Total return(3)...........................          29.48%     28.60%      21.49%       8.80%(4)     20.81%
Ratios/supplemental data:
     Net assets, end of period (000's)....       $182,641    $14,958    $131,998    $  1,916       $96,555
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver.............           0.63%    (0.13)%       1.00%       0.43%(5)      1.62%
     Operating expenses including
         reimbursement/waiver.............           1.38%     2.07%        1.45%       1.94%(5)      1.49%
     Operating expenses excluding
         reimbursement/waiver.............           1.38%     2.38%        1.45%       2.24%(5)      1.50%
Portfolio turnover rate................               111%      111%         116%        116%           76%

  ------------------------------

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.03, $0.03,
     $0.11, $0.14 and $0.22 , respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.15), $(0.08), $(0.03) and $0.01, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4)  Not annualized.

(5)  Annualized.

                            Galaxy Equity Growth Fund
                (For a share outstanding throughout each period)


                                                             For the year ending October 31,
                                                 ---------------------------------------------------------
                                                         1999                      1998
                                                 -----------------------   ------------------------
                                                   Retail       Retail       Retail         Retail
                                                  A Shares     B Shares     A Shares       B Shares
Net asset value,
     beginning of period ........................   $24.47       $24.07       $25.14         $24.91
                                                    ------       ------       ------         ------
Income from investment operations:
     Net investment income (loss)(2) ............    (0.06)       (0.20)        0.01          (0.16)(2)
     Net realized and unrealized gain
         on investments .........................     6.48         6.30         3.19           3.16
Total from investment operations ................     6.42         6.10         3.20           3.00
Less dividends:
     Dividends from net investment income .......       --           --        (0.03)            --
     Dividends in excess of net investment income       --           --           --(5)          --(5)
     Dividends from net realized capital gains ..    (1.90)       (1.90)       (3.84)         (3.84)
Total dividends .................................    (1.90)       (1.90)       (3.87)         (3.84)
Net increase (decrease) in net asset value ......     4.52         4.20        (0.67)         (0.84)
Net asset value, end of period ..................   $28.99       $28.27       $24.47         $24.07
                                                                              ------         ------
Total return(3) .................................    27.55%       26.63%       14.73%         13.98%
Ratios/supplemental data:
     Net assets, end of period (000's) .......... $443,639      $71,525     $312,951        $34,693
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver ...................    (0.25)%      (0.96)%       0.02%         (0.68)%
     Operating expenses including
         reimbursement/waiver ...................     1.34%        2.05%        1.34%          2.04%
     Operating expenses excluding
         reimbursement/waiver ...................     1.34%        2.08%        1.34%          2.04%
Portfolio turnover rate .........................       53%          53%          60%            60%




                                                                For the year ending October 31,
                                                 --------------------------------------------------------------
                                                         1997                   1996                  1995
                                                  --------------------   ----------------------    ----------
                                                    Retail     Retail      Retail      Retail       Retail
                                                   A Shares   B Shares    A Shares    B Shares(1)   A Shares
Net asset value,
     beginning of period ........................    $20.37     $20.26      $17.29      $18.77        $14.18
                                                     ------     ------      ------      ------        ------
Income from investment operations:
     Net investment income (loss)(2) ............      0.07      (0.09)(4)    0.10       (0.01)         0.14
     Net realized and unrealized gain
         on investments .........................      6.05       6.02        3.39        1.50          3.28
Total from investment operations ................      6.12       5.93        3.49        1.49          3.42
Less dividends:
     Dividends from net investment income .......     (0.07)        --       (0.11)         --         (0.14)
     Dividends in excess of net investment income        --         --          --          --            --
     Dividends from net realized capital gains ..     (1.28)     (1.28)      (0.30)         --         (0.17)
Total dividends .................................     (1.35)     (1.28)      (0.41)         --         (0.31)
Net increase (decrease) in net asset value ......      4.77       4.65        3.08        1.49          3.11
Net asset value, end of period ..................    $25.14     $24.91      $20.37      $20.26        $17.29
                                                     ------     ------      ------      ------        ------
Total return(3) .................................     31.61%     30.78%      20.51%      7.95%(6)      24.54%
Ratios/supplemental data:
     Net assets, end of period (000's) ..........  $226,330    $20,363    $160,800      $3,995       $98,911
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver ...................      0.30%     (0.40)%      0.50%      (0.16)%(7)     0.85%
     Operating expenses including
         reimbursement/waiver ...................      1.37%      2.07%       1.40%       1.92%(7)      1.45%
     Operating expenses excluding
         reimbursement/waiver ...................      1.37%      2.30%       1.40%       2.29%(7)      1.47%
Portfolio turnover rate .........................        66%        66%         36%         36%           14%

------------------------------------

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $(0.06), $0.01,
     $0.07, $0.10 and $0.13 , respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996 was $(0.21), $(0.16)(4), $(0.14)(4) and $(0.03), respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(4) The selected per share data was calculated using the weighted average shares outstanding method for the year.

(5) Dividends in excess of net investment income per share were less than $0.005.

(6)  Not annualized.

(7)  Annualized.

                        Galaxy International Equity Fund
                (For a share outstanding throughout each period)


                                                             For the year ending October 31,
                                                 --------------------------------------------------------------------------------
                                                    1999         1999         1998            1997         1996          1995
                                                 ---------    ----------   -----------     -----------  ------------  ----------
                                                   Retail       Retail       Retail          Retail       Retail       Retail
                                                  A Shares     B Shares(1)   A Shares        A Shares     A Shares     A Shares
Net asset value, beginning of period ...........  $  16.75     $  16.85      $  15.18        $  13.94     $  12.92      $  13.20
                                                  --------     --------      --------        --------     --------      --------
Income from investment operations:
   Net investment income(3).....................      0.01(2)     (0.09)(2)      0.07            0.01         0.11          0.11
   Net realized and unrealized gain (loss)
       on investments...........................      4.72         4.74          1.93            2.09         1.27         (0.21)
Total from investment operations................      4.73         4.65          2.00            2.10         1.38         (0.10)
Less dividends:
   Dividends from net investment income.........     (0.05)       (0.13)        (0.07)          (0.18)       (0.12)        (0.02)
   Dividends from net realized capital gains....     (0.57)       (0.57)        (0.36)          (0.68)       (0.24)        (0.16)
Total dividends.................................     (0.62)       (0.70)        (0.43)          (0.86)       (0.36)        (0.18)
Net increase (decrease) in net asset value......      4.11         3.95          1.57            1.24         1.02         (0.28)
Net asset value, end of period..................  $  20.86     $  20.80      $  16.75        $  15.18     $  13.94      $  12.92
                                                  --------     --------      --------        --------     --------      --------
Total return(4).................................     29.04%       28.41%        13.64%          15.88%       10.86%        (0.64)%
Ratios/supplemental data:
   Net assets, end of period (000's)............  $ 89,327     $  2,189      $ 66,541        $ 56,592     $ 35,144      $ 30,104
Ratios to average net assets:
   Net investment income including
       reimbursement/waiver.....................      0.03%       (0.45)%        0.39%           0.03%        0.78%         0.84%
     Operating expenses including
       reimbursement/waiver.....................      1.48%        1.96%         1.48%           1.60%        1.70%         1.76%
     Operating expenses excluding
       reimbursement/waiver.....................      1.73%        2.70%         1.73%           1.85%        1.98%         2.03%
Portfolio turnover rate.........................        45%          45%           49%             45%         146%           48%

-----------------------------

(1)  The Fund began issuing Retail B Shares on November 1, 1998.

(2) The selected per share data was calculated using the weighted average shares outstanding method for the year.


(3) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $(0.04),
     $0.03, $(0.01), $0.07 and $0.08, respectively. Net investment (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1999 was $(0.25).


(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

                           Galaxy Small Cap Value Fund
                (For a share outstanding throughout each period)


                                                             For the year ending October 31,
                                                 -----------------------------------------------------------------------------------
                                                    1999         1999         1998            1997         1996(1)      1995
                                                 ---------    ----------   -----------     -----------  ------------  ----------
                                                   Retail       Retail       Retail          Retail       Retail       Retail
                                                  A Shares     B Shares(2)   A Shares        A Shares     A Shares     A Shares
Net asset value, beginning of period...........   $  13.53      $  13.59     $  18.29        $  14.75     $  12.68     $  11.06
                                                  --------      --------     --------        --------     --------     --------
Income from investment operations:
   Net investment income (loss)(3).............       0.02         (0.04)        0.08           (0.04)(5)     0.01        (0.02)
   Net realized gain (loss) on investments.....       0.73          0.68        (2.08)           5.72         2.95         2.21
Total from investment operations...............       0.75          0.64        (2.00)           5.68         2.96         2.19
Less dividends:
   Dividends from net investment income........      (0.03)           --        (0.08)             --        (0.02)          --
   Dividends in excess of net investment
       income..................................         --            --           --              --           --          --
   Dividends from net realized gains...........      (1.27)        (1.27)       (2.68)          (2.14)       (0.87)       (0.57)
Total dividends................................      (1.30)        (1.27)       (2.76)          (2.14)       (0.89)       (0.57)
Net increase (decrease) in net asset value.....      (0.55)        (0.63)       (4.76)           3.54         2.07         1.62
Net asset value, end of period.................   $  12.98      $  12.96     $  13.53        $  18.29     $  14.75     $  12.68
                                                  --------      --------     --------        --------     --------     --------
Total return(4)................................       5.68%         4.80%      (12.52)%         43.58%       24.77%       21.27%
Ratios/supplemental data:
  Net assets, end of period (000's)............   $ 80,870      $  1,637     $ 87,781        $ 63,658     $ 34,402     $ 27,546
Ratios to average net assets:
    Net investment income including
      reimbursement/waiver.....................       0.13%        (0.66)%       0.38%          (0.25)%       0.08%       (0.19)%
    Operating expenses including
      reimbursement/waiver.....................       1.31%         2.10%        1.31%           1.30%        1.40%        1.35%
    Operating expenses excluding
      reimbursement/waiver.....................       1.59%         2.88%        1.45%           1.52%        1.55%        1.85%
Portfolio turnover rate........................         42%           42%          33%             52%          39%          32%

-----------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.

(2)  The Fund began issuing Retail B Shares on November 1, 1998.


(3) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $(0.02), $0.05,
     $(0.02), $0.01 and $(0.08) respectively. Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1999 was $(0.09).

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                        Galaxy Small Company Equity Fund
                (For a share outstanding throughout each period)


                                                                        For the year ending October 31,
                                                           -----------------------------------------------------
                                                              1999                      1998                  1997
                                                     ---------------------     ---------------------   --------------------
                                                      Retail       Retail        Retail       Retail     Retail     Retail
                                                     A  Shares    B Shares       A Shares    B Shares   A Shares   B Shares
Net asset value,
     beginning of period..............                $ 13.63      $ 13.39        $ 20.94     $ 20.73   $  19.96   $  19.91
                                                      -------      -------        -------     -------   --------   --------
Income from investment operations:
     Net investment income (loss)(2)                    (0.23)       (0.34)         (0.19)      (0.30)     (0.18)     (0.21)
     Net realized and unrealized gain
         (loss) on investments........                   2.26         2.26          (4.86)      (4.78)      3.54       3.41
Total from investment operations......                   2.03         1.92          (5.05)      (5.08)      3.36       3.20
Less dividends:
     Dividends from net investment income                  --           --             --          --         --         --
     Dividends from net realized capital gains...          --           --          (2.26)      (2.26)     (2.38)     (2.38)
Total dividends.....................                       --           --          (2.26)      (2.26)     (2.38)     (2.38)
Net increase (decrease) in net asset value....           2.03         1.92          (7.31)      (7.34)      0.98       0.82
Net asset value, end of period........                $ 15.66      $ 15.31        $ 13.63     $ 13.39   $  20.94   $  20.73
                                                      -------      -------        -------     -------   --------   --------
Total return(4)......................                   14.89%       14.34%        (26.26)%    (26.72)%    19.08%     18.23%
Ratios/supplemental data:
     Net assets, end of period (000's)                $87,921      $12,212        $95,831     $12,565   $135,593   $14,731
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver.........                  (1.41)%      (2.04)%        (1.13)%     (1.78)%    (1.02)%    (1.76)%
     Operating expenses including
         reimbursement/waiver.........                   1.53%        2.16%          1.46%       2.11%      1.46%      2.20%
       Operating expenses excluding
         reimbursement/waiver.........                   1.54%        2.32%          1.47%       2.16%      1.48%      2.44%
   Portfolio turnover rate............                    105%         105%            78%         78%        69%        69%

                                                                   For the year ending October 31,
                                                     -----------------------------------------------------
                                                            1996                     1995
                                                     --------------------------    ----------
                                                       Retail         Retail         Retail
                                                      A Shares       B Shares(1)    A Shares
Net asset value,
     beginning of period..............                $  16.28       $  17.27       $  12.35
                                                      --------       --------       --------
Income from investment operations:
     Net investment income (loss)2                       (0.14)         (0.19)(3)      (0.09)
     Net realized and unrealized gain
         (loss) on investments........                    3.99           2.83           4.21
Total from investment operations......                    3.85           2.64           4.12
Less dividends:
     Dividends from net investment income                   --             --             --
     Dividends from net realized capital gains...        (0.17)            --          (0.19)
Total dividends.....................                     (0.17)            --          (0.19)
Net increase (decrease) in net asset value....            3.68           2.64           3.93
Net asset value, end of period........                $  19.96       $  19.91       $  16.28
                                                      --------       --------       --------
Total return(4)......................                    23.97%         15.34%(5)      34.01%
Ratios/supplemental data:
     Net assets, end of period (000's)                $111,101         $3,659       $ 45,668
Ratios to average net assets:
     Net investment income including
         reimbursement/waiver.........                   (1.03)%        (1.50)%(6)     (0.85)%
     Operating expenses including
         reimbursement/waiver.........                    1.57%          2.04%(6)       1.60%
       Operating expenses excluding
         reimbursement/waiver.........                    1.57%          2.44%(6)       1.64%
   Portfolio turnover rate............                      82%            82%            54%

-----------------------------

(1)  The Fund began issuing Retail B Shares on March 4, 1996.

(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 were $(0.23),
     $(0.19), $(0.18), $(0.14) and $(0.09), respectively. Net investment income
     (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended
     October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996 were $(0.37), $(0.30), $ (0.24) and $(0.24), respectively.

(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(4) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.

(5)  Not annualized.

(6)  Annualized.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090.



Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is 811-4636.


[Fleet assigned code]


QRGALE   3/1/00

[Front cover page]
Galaxy Equity Funds
The Galaxy Fund


Prospectus
February 29, 2000
----------------------


Galaxy Asset Allocation Fund
Galaxy Equity Income Fund
Galaxy Growth and Income Fund
Galaxy Strategic Equity Fund
Galaxy Equity Value Fund
Galaxy Equity Growth Fund
Galaxy International Equity Fund
Galaxy Small Cap Value Fund
Galaxy Small Company Equity Fund

Trust Shares

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1      Risk/return summary
1      Introduction
3      Galaxy Asset Allocation Fund
8      Galaxy Equity Income Fund
11     Galaxy Growth and Income Fund
15     Galaxy Strategic Equity Fund
19     Galaxy Equity Value Fund
23     Galaxy Equity Growth Fund
27     Galaxy International Equity Fund
31     Galaxy Small Cap Value Fund
35     Galaxy Small Company Equity Fund
39     Additional information about risk
40     Investor guidelines

41     Fund management

43     How to invest in the Funds
43     Buying and selling shares
44        How to buy shares
44        How to sell shares
44        Other transaction policies

46     Dividends, distributions and taxes

48     Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 34, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Asset Allocation Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.

[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.

The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.

Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances, the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the

Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.
- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:             11.74% for the quarter ending December 31, 1998
Worst quarter:            -3.75% for the quarter ending September 30, 1998


[bar chart goes here]


---------------------------------------------------------------------------------------------------------
1992               1993       1994         1995         1996          1997         1998         1999
---------------------------------------------------------------------------------------------------------
6.58%              8.08%      -2.29%       30.54%       15.36%        19.86%       17.89%       7.41%
---------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.

---------------------------------------------------------------------------------------------------------
                            1 year                  5 years            Since inception
---------------------------------------------------------------------------------------------------------
Trust Shares                 7.41%                  17.98%             12.53% (12/30/91)
---------------------------------------------------------------------------------------------------------

S&P 500                     21.03%                  28.54%             19.69% (since 12/31/91)
---------------------------------------------------------------------------------------------------------
DJIA                        27.29%                  27.10%             20.26% (since 12/31/91)
---------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


------------------------------------------------------------------------------------------
                                                                            TOTAL
                                                                            FUND
                        Management        Distribution        Other         OPERATING
                        fees              (12b-1) fees        expenses      EXPENSES
------------------------------------------------------------------------------------------
Trust Shares            0.75%             None                0.36%         1.11%
------------------------------------------------------------------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $113                  $353                 $612                  $1,352
-------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

Galaxy Equity Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.

[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:         13.37% for the quarter ending June 30, 1997
------------         -----------------------------------------------------
Worst quarter:        -8.31% for the quarter ending September 30, 1998
------------         -----------------------------------------------------


[bar chart goes here]


-----------------------------------------------------------------------------------------------------------------
1991            1992       1993        1994        1995         1996         1997         1998         1999
-----------------------------------------------------------------------------------------------------------------
22.37%          7.43%      8.05%       0.88%       33.73%       17.06%       26.01%       16.10%       4.84%
-----------------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


------------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
------------------------------------------------------------------------------------------------------
Trust Shares                  4.84%                     19.15%                14.62% (12/14/90)
------------------------------------------------------------------------------------------------------
S&P 500                      21.03%                     28.54%                21.00% (since 12/1/90)
------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Trust Shares            0.75%             None                0.16%         0.91%
------------------------------------------------------------------------------------------



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:



-----------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-----------------------------------------------------------------------------------------------------------
Trust Shares            $93                   $290                 $504                  $1,120
-----------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations in 1990. He has been with the Adviser and its predecessors since 1970.

Galaxy Growth and Income Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The
Adviser focuses on stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company.
The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

[Sidenote:]
Best quarter:          20.76% for the quarter ending December 31, 1998
------------         -----------------------------------------------------
Worst quarter:        -13.49% for the quarter ending September 30, 1998
------------         -----------------------------------------------------


[bar chart goes here]

-------------------------------------------------------------------------------------------
1993          1994        1995         1996         1997         1998         1999
-------------------------------------------------------------------------------------------
9.56%         5.12%       29.67%       20.20%       29.66%       15.96%       7.09%
-------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


-------------------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
-------------------------------------------------------------------------------------------------------------
Trust Shares                  7.09%                     20.20%                16.43% (12/14/92)
-------------------------------------------------------------------------------------------------------------
S&P 500                      21.03%                     28.54%                21.46% (since 12/1/92)
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Trust Shares            0.75%             None                0.31%         1.06%
------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $108                  $337                 $585                  $1,294
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

Galaxy Strategic Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.



THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium size companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities.

In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.


The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Trust Shares during the last calendar year.


[Sidenote:]
Best quarter:              11.69% for the quarter ending June 30, 1999
Worst quarter:            -13.56% for the quarter ending September 30, 1999


[bar chart goes here]


---------------
     1999
---------------
     0.42%
---------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------------------------------------------------------------
                             1 year                     Since inception
----------------------------------------------------------------------------------------
Trust Shares                  0.42%                      1.91% (3/4/98)
----------------------------------------------------------------------------------------
S&P 500                      21.03%                     21.73% (since 2/28/98)
----------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

 ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Trust Shares            0.75%(1)          None                0.24%         0.99%(1)
------------------------------------------------------------------------------------------



(1)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.79%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $101                  $315                 $547                  $1,213
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's "Value Driven Growth" investment process since 1991.

Galaxy Equity Value Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.

The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:              27.21% for the quarter ending December 31, 1998
Worst quarter:            -15.22% for the quarter ending September 30, 1998


[bar chart goes here]

----------------------------------------------------------------------------------------------------------------------
 1990        1991        1992        1993       1994        1995        1996       1997        1998         1999
----------------------------------------------------------------------------------------------------------------------
-3.20%       23.36%      8.21%       14.75%     3.56%       28.45%      21.61%     28.08%      24.15%       7.08%
----------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to broad-based market indices.


---------------------------------------------------------------------------------------------------------------------
                                    1 year           5 years           10 years        Since inception
---------------------------------------------------------------------------------------------------------------------
Trust Shares                         7.08%           21.61%            15.11%          15.20% (9/1/88)
---------------------------------------------------------------------------------------------------------------------
S&P 500                             21.03%           28.54%            18.19%          14.50% (since 9/1/88)
---------------------------------------------------------------------------------------------------------------------
Lipper Multi-Cap Value
Funds Average                        6.61%           18.08%            12.88%          13.87% (since 8/31/88)
---------------------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Lipper Multi-Cap Value Funds Average is an unmanaged index that measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Trust Shares            0.75%             None                0.28%         1.03%
------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $105                  $328                 $569                  $1,259
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is G. Jay Evans, CFA, a Senior Vice President of the Adviser since 1991. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

Galaxy Equity Growth Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its total assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:          24.20% for the quarter ending December 31, 1998
Worst quarter:        -11.64% for the quarter ending September 30, 1998


[bar chart goes here]



--------------------------------------------------------------------------------------------------------------------
1991            1992       1993        1994        1995         1996         1997         1998         1999
--------------------------------------------------------------------------------------------------------------------
30.40%          6.11%      5.37%       0.72%       34.29%       20.95%       30.97%       26.15%       26.55%
--------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999 as compared to a broad-based market index.


-------------------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
-------------------------------------------------------------------------------------------------------------
Trust Shares                 26.55%                     27.70%                19.46% (12/14/90)
-------------------------------------------------------------------------------------------------------------
S&P 500                      21.03%                     28.54%                21.00% (since 12/1/90)
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


---------------------------------------------------------------------------------------------------------
                        Management        Distribution        Other           Total Fund operating
                        fees              (12b-1) fees        expenses        expenses
---------------------------------------------------------------------------------------------------------
Trust Shares            0.75%             None                0.18%           0.93%
---------------------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $95                   $296                 $515                  $1,143
-------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser since 1988. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

Galaxy International Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's total assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.





The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Discussions with company management are an important element of this analysis and give the Sub-Adviser an opportunity to test its assumptions against management's near-term and long-term objectives. Top-down factors are incorporated into the Sub-Adviser's analysis of a company at all points. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, if fundamentals change performance expectations, if alternative investments provide potentially more attractive returns.


[Sidenote:]
SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.
- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.
- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.

- SELECTION OF INVESTMENTS: The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[Sidenote:]
DERIVATIVES
A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:           24.53% for the quarter ending December 31, 1999
Worst quarter:         -14.53% for the quarter ending September 30, 1998



[bar chart goes here]



---------------------------------------------------------------------------------------------------------
1992           1993         1994         1995         1996         1997         1998         1999
---------------------------------------------------------------------------------------------------------
-2.29%         31.62%       -2.39%       11.74%       10.74%       14.09%       21.99%       41.89%
---------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999 as compared to a broad-based market index.


---------------------------------------------------------------------------------------------------------

                             1 year                   5 years            Since inception
---------------------------------------------------------------------------------------------------------
Trust Shares                 41.89%                   19.56%             15.04% (12/30/91)
---------------------------------------------------------------------------------------------------------
MSCI EAFE Index              26.96%                   12.83%             10.94%  (since 12/31/91)
---------------------------------------------------------------------------------------------------------


[Sidenote:]
The Morgan Stanley Capital International Europe, Australasia and Far East
(MSCI EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia, Asia and the Far East.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


------------------------------------------------------------------------------------------------------
                        Management        Distribution        Other         Total Fund operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------------------
Trust Shares            0.89%(1)          None                0.27%         1.16%(1)
------------------------------------------------------------------------------------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.64%. Total Fund operating expenses after this waiver are expected to be 0.91%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $118                  $368                 $638                  $1,409
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGERS
The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They're primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August 1996.

Galaxy Small Cap Value Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its total assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its total assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

The Fund began operations on December 14, 1992 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares (which were first offered on February 12, 1993) and Trust Shares (which were first offered on December 14, 1992), that were similar to the Fund's Retail A Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares and Trust Shares of the Fund. The returns for the periods prior to December 4, 1995 are for Trust Shares of the Predecessor Fund.

[Sidenote:]
Best quarter:          18.80% for the quarter ending September 30, 1997
Worst quarter:        -15.84% for the quarter ending September 30, 1998


[bar chart goes here]


-----------------------------------------------------------------------------------------
1993          1994        1995         1996         1997         1998         1999
-----------------------------------------------------------------------------------------
7.83%         0.53%       31.78%       27.19%       31.67%       -5.22%       10.82%
-----------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999 as compared to broad-based market indices.


-----------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
-----------------------------------------------------------------------------------------------------
Trust Shares                 10.82%                     18.31%                14.58% (12/14/92)
-----------------------------------------------------------------------------------------------------
Russell 2000 Index           21.26%                     16.69%                14.53% (since 12/1/92)
-----------------------------------------------------------------------------------------------------
S&P 600                      12.41%                     17.05%                14.28% (since 12/1/92)
-----------------------------------------------------------------------------------------------------


[Sidenote:]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Companies included in the Russell 2000 Index have market capitalizations that currently range between $30 million and $1.4 billion.


[Sidenote:]
The Standard & Poor's SmallCap 600 Composite Index (S&P 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 600 is heavily weighted with the stocks of small companies with market capitalizations that currently range between $32.9 million and $2.9 billion.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


---------------------------------------------------------------------------------------------------------
                        Management        Distribution        Other           Total Fund operating
                        fees              (12b-1) fees        expenses        expenses
---------------------------------------------------------------------------------------------------------
Trust Shares            0.75%             None                0.20%           0.95%
---------------------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $97                   $303                 $525                  $1,166
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including the Predecessor Fund, since it began operations in 1992.

Galaxy Small Company Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.

THE MAIN RISKS OF INVESTING IN THE FUND
Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[Sidenote:]
Best quarter:         44.22% for the quarter ending December 31, 1999
Worst quarter:       -23.91% for the quarter ending September 30, 1998


[bar chart goes here]

--------------------------------------------------------------------------------------------------------
1992          1993         1994        1995         1996         1997         1998          1999
--------------------------------------------------------------------------------------------------------
1.20%         22.75%       0.02%       36.67%       21.59%       14.64%       -10.66%       39.63%
--------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


------------------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
------------------------------------------------------------------------------------------------------------
Trust Shares                 39.63%                     19.42%                14.80% (12/30/91)
------------------------------------------------------------------------------------------------------------
Russell 2000 Index           21.26%                     16.69%                14.67% (since 12/31/91)
------------------------------------------------------------------------------------------------------------


[Sidenote:]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Companies included in the Russell 2000 Index have market capitalizations that currently range between $30 million and $1.4 billion.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you may buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM THE FUND'S ASSETS)


                        Management       Distribution        Other         Total Fund operating
                        fees             (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------------------------
Trust Shares            0.75%            None                0.36%         1.11%
------------------------------------------------------------------------------------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $113                  $353                 $612                  $1,352
-------------------------------------------------------------------------------------------------------------



[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the International Equity Fund, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS


Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Fund did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES

The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial professional to help you decide which Fund is right for you.

-------------------------------------------------------------------------------------------------------------
         Risk spectrum                       Fund                           Primary investments
-------------------------------------------------------------------------------------------------------------
                                       Asset Allocation         Common stocks and fixed income securities
                                                                of domestic companies
                               ------------------------------------------------------------------------------
         Conservative                    Equity Income          Common stocks of domestic companies
                                                                selected primarily for their income
                                                                potential
                               ------------------------------------------------------------------------------
                                       Growth and Income        Common stocks of companies selected for
                                                                their growth and income potential
                               ------------------------------------------------------------------------------
                                       Strategic Equity         Equity securities of large and medium sized
                                                                growth companies that exhibit above-average
                                                                return potential relative to their market
                                                                price
                               ------------------------------------------------------------------------------
           Moderate                      Equity Value           Common stock of large and medium sized
                                                                companies believed to be undervalued
                               ------------------------------------------------------------------------------
                                         Equity Growth          Equity securities of growth-oriented
                                                                companies
                               ------------------------------------------------------------------------------
                                     International Equity       Equity securities of foreign companies
                               ------------------------------------------------------------------------------
          Aggressive                    Small Cap Value         Common stock of smaller companies believed
                                                                to be undervalued
                               ------------------------------------------------------------------------------
                                     Small Company Equity       Common stock of smaller growth-oriented
                                                                companies
-------------------------------------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


--------------------------------------------------------------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
--------------------------------------------------------------------------------------------------------------
Asset Allocation                                        0.75%
--------------------------------------------------------------------------------------------------------------
Equity Income                                           0.75%
--------------------------------------------------------------------------------------------------------------
Growth and Income                                       0.75%
--------------------------------------------------------------------------------------------------------------
Strategic Equity                                        0.55%
--------------------------------------------------------------------------------------------------------------
Equity Value                                            0.75%
--------------------------------------------------------------------------------------------------------------
Equity Growth                                           0.75%
--------------------------------------------------------------------------------------------------------------
International Equity                                    0.64%
--------------------------------------------------------------------------------------------------------------
Small Cap Value                                         0.75%
--------------------------------------------------------------------------------------------------------------
Small Company Equity                                    0.75%
--------------------------------------------------------------------------------------------------------------



SUB-ADVISER

The Adviser has delegated some of its advisory responsibilities with respect to the International Equity Fund to Oechsle International Advisors, LLC as Sub-Adviser. The Sub-Adviser determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with the Sub-Adviser as to the Fund's investment program, approves the list of foreign countries recommended by the Sub-Adviser for investment and manages the Fund's daily cash position. The Sub-Adviser's fees are paid by the Adviser.


The Sub-Adviser has its main office at One International Place, Boston, Massachusetts 02210. The Sub-Adviser is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 1999, the Sub-Adviser had discretionary management authority over approximately $19.1 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in the Sub-Adviser.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and Sub-Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS

BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:


- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation
-    Participants in employer-sponsored defined contribution plans.


Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your financial institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your institution or employer-sponsored plan are open for business.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the NAV per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

Clients, members and employees of the Sub-Adviser also may buy Trust Shares of the International Equity Fund by contacting Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
INVESTMENT MINIMUMS

Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund, except the International Equity Fund, pays any dividends from net investment income each quarter. The International Equity Fund pays any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES


Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.


The one major exception to these tax principles is that distribution on, and sales, exchanges and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


A Fund's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.


It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of these taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit this proportionate amount of taxes against U.S. federal income tax liability or (2) to take this amount as an itemized deduction.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities, or on securities of the particular state, its agencies or municipalities.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCooper LLP.

                          Galaxy Asset Allocation Fund
                 (For a share outstanding throughout each period)


                                                                                  For the year ending October 31,
                                                            -----------------------------------------------------------
                                                             1999        1998         1997         1996        1995
                                                            -----------------------------------------------------------
                                                                                    Trust Shares
                                                            -----------------------------------------------------------
Net asset value, beginning of period ...................... $  16.96  $   16.47     $  14.53     $  12.83     $  10.68
   Income from investment operations:
  Net investment income(1) ................................     0.40       0.42         0.43         0.33         0.32
  Net realized and unrealized gain (loss) on investments ..     1.20       1.71         2.42         1.83         2.16
Total from investment operations ..........................     1.60       2.13         2.85         2.16         2.48
  Less dividends:
  Dividends from net investment income ....................    (0.40)     (0.43)       (0.40)       (0.33)       (0.33)
    Dividends from net realized capital gains .............    (0.43)     (1.21)       (0.51)       (0.13)          --
  Total dividends .........................................    (0.83)     (1.64)       (0.91)       (0.46)       (0.33)
  Net increase (decrease) in net asset value ..............     0.77       0.49         1.94         1.70         2.15
Net asset value, end of period ............................ $  17.73  $   16.96     $  16.47     $  14.53     $  12.83
                                                            --------  ---------     --------     --------     --------
   Total return ...........................................     9.63%     14.05%       20.42%       17.19%       23.68%
  Ratios/supplemental data:
  Net assets, end of period (000's) ....................... $269,851  $ 218,666     $171,741     $123,603      $76,771

Ratios to average net assets:
  Net investment income including reimbursement/waiver ....     2.31%      2.63%        2.82%        2.52%        2.74%
       Operating expenses including reimbursement/waiver ..     1.12%      1.13%        1.21%        1.19%        1.26%
       Operating expenses excluding reimbursement/waiver ..     1.12%      1.13%        1.22%        1.21%        1.30%
Portfolio turnover rate ...................................      135%       108%          58%          48%          41%



(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.40, $0.42,
     $0.43, $0.33, and $0.32, respectively.

                            Galaxy Equity Income Fund
                (For a share outstanding throughout each period)


                                                                           For the year ending October 31,
                                                     -------------------------------------------------------------------
                                                      1999           1998            1997           1996          1995
                                                     -------------------------------------------------------------------
                                                                                         Trust Shares
                                                     -------------------------------------------------------------------
Net asset value, beginning of period ............... $  19.69    $   18.84       $   16.93       $   14.99       $ 12.75
  Income from investment operations:
  Net investment income(1) .........................     0.28         0.34            0.38            0.37          0.36
  Net realized and unrealized gain on investments ..     1.69         2.42            3.35            2.48          2.45
Total from investment operations ...................     1.97         2.76            3.73            2.85          2.81
   Less dividends
  Dividends from net investment income .............    (0.29)       (0.33)          (0.38)          (0.37)        (0.36)
    Dividends from net realized capital gains ......    (1.85)       (1.58)          (1.44)          (0.54)        (0.21)
  Total dividends ..................................    (2.14)       (1.91)          (1.82)          (0.91)        (0.57)
Net increase (decrease) in net asset value .........    (0.17)        0.85            1.91            1.94          2.24
Net asset value, end of period ..................... $  19.52    $   19.69       $   18.84       $   16.93       $ 14.99
                                                     --------    ---------       ---------       ---------       -------
   Total return ....................................    10.60%       15.67%          23.80%          19.65%        22.81%
   Ratios/supplemental data:
  Net assets, end of period (000's) ................ $120,179    $ 127,367       $ 119,505       $ 106,094       $87,819
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver ............................     1.39%        1.72%           2.14%           2.32%         2.60%
  Operating expenses including
   reimbursement/ waiver ...........................     0.91%        0.92%           0.95%           0.94%         0.98%
    Operating expenses excluding
   reimbursement/waiver ............................     0.91%        0.92%           0.97%           0.94%         1.00%
  Portfolio turnover rate ..........................       38%          46%             37%             45%           21%



(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996, and 1995 was $0.28,
       $0.34, $0.38, $0.37, and $0.36, respectively.

                       Galaxy Growth and Income Fund
               (For a share outstanding throughout each period)



                                                                            For the year ending October 31,
                                                      --------------------------------------------------------------------
                                                         1999          1998          1997          1996(1)       1995
                                                      --------------------------------------------------------------------
                                                                                       Trust Shares
                                                      --------------------------------------------------------------------
Net asset value, beginning of period ................ $  14.90   $   16.28           13.80     $   12.35       $   11.15
   Income from investment operations:
     Net investment income(2) .......................     0.13        0.15            0.22          0.27            0.28
     Net realized and unrealized
       gain on investments ..........................     2.02        1.31            3.68           2.16           1.69
Total from investment operations ....................     2.15        1.46            3.90           2.43           1.97
Less dividends:
          Dividends from net investment income ......    (0.12)      (0.16)          (0.23)         (0.25)         (0.28)
         Dividends from net realized capital gains ..    (0.91)      (2.68)          (1.19)         (0.73)         (0.49)
  Total dividends ...................................    (1.03)      (2.84)          (1.42)         (0.98)         (0.77)
Net increase (decrease) in net asset value ..........     1.12       (1.38)           2.48           1.45           1.20
Net asset value, end of period ...................... $  16.02    $   14.90      $    16.28      $   13.80      $   12.35
                                                      --------    ---------      ----------      ---------      ----------
   Total return .....................................    14.85%       10.10%          30.43%         20.77%         18.80%
   Ratios/supplemental data:
       Net assets, end of period (000's) ............ $309,106    $ 254,060      $  246,654      $ 186,708      $  189,011
Ratios to average net assets:
       Net investment income including
          reimbursement/waiver ......................     0.76%        1.00%           1.44%          2.01%          2.42%
       Operating expenses including
          reimbursement/waiver ......................     1.05%        1.03%           1.03%          1.02%          1.07%
       Operating expenses excluding
          reimbursement/waiver ......................     1.05%        1.03%           1.06%          1.03%          1.27%
   Portfolio turnover rate ..........................       20%          38%             93%            59%            51%


(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.


(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997 and 1996 was $0.13, $0.15, $0.21 and $0.27,
       respectively. Net investment income per share before reimbursement/waiver of fees by other parties for the year ended October 31, 1995 was $0.25.

                         Galaxy Strategic Equity Fund
              (For a share outstanding throughout the period)


                                                                         For the year        For the period
                                                                       ended October 31,    ended October 31,
                                                                              1999                1998(1)
                                                                       ---------------------------------------
                                                                                    Trust Shares
                                                                       ---------------------------------------
Net asset value, beginning of period.................................       $9.63                 $ 10.00
Income from investment operations:
     Net investment income(2)........................................        0.09                    0.01
     Net realized and unrealized (loss) on investments...............        0.27                   (0.37)
       Total from investment operations..............................        0.36                   (0.36)
Less dividends:
       Dividends from net investment income..........................       (0.08)                  (0.01)
       Dividends from net realized capital gains.....................       (0.01)
Total dividends......................................................       (0.09)                  (0.01)

Net increase (decrease) in net asset value...........................       (0.27)                  (0.37)
Net asset value, end of period.......................................       $9.90                   $9.63
                                                                          -------                 -------
Total return.........................................................        3.64%                  (3.62)%(3)

Ratios/supplemental data:
     Net assets, end of period (000's)...............................     $71,063                 $63,061
Ratios to average net assets:
     Net investment income including reimbursement/waiver............        0.80%                   0.19%(4)
     Operating expenses including reimbursement/waiver...............        0.80%                   1.27%(4)
     Operating expenses excluding reimbursement/waiver...............        1.00%                   1.47%(4)
Portfolio turnover rate..............................................          79%                     30%(3)


(1)    The Fund commenced operations on March 4, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and the Fund's administrator for Trust Shares for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.06 and $0.00, respectively.

(3)    Not annualized.
(4)    Annualized.

                          Galaxy Equity Value Fund
              (For a share outstanding throughout each period)


                                                                    For the year ending October 31,
                                             ---------------------------------------------------------------------------
                                                   1999            1998            1997           1996           1995
                                             ---------------------------------------------------------------------------
                                                                              Trust Shares
                                             ---------------------------------------------------------------------------
Net asset value, beginning of period.....       $  16.51            $  18.21        $  15.96      $  14.33      $  13.32
   Income from investment operations:
     Net investment income(1)............           0.03                0.08            0.17          0.21          0.28
     Net realized and unrealized
       gain on investments...............           2.42                1.49            4.16          2.74          2.24
Total from investment operations.........           2.45                1.57            4.33          2.95          2.52
   Less dividends:
     Dividends from net investment
       income............................             --               (0.07)         (0.18)         (0.21)        (0.30)
     Dividends from net realized
       capital gains.....................          (0.61)              (3.20)         (1.90)         (1.11)        (1.21)
Total dividends..........................          (0.61)              (3.27)         (2.08)         (1.32)        (1.51)
  Net increase (decrease) in net
     asset value.........................           1.84               (1.70)          2.25           1.63          1.01

Net asset value, end of period...........       $  18.35            $  16.51        $  18.21       $ 15.96      $  14.33
                                                --------            --------        --------       -------      --------
   Total return..........................          15.04%              10.27%         29.87%         22.05%        21.31%
   Ratios/supplemental data:
     Net assets, end of period (000's)...       $281,064            $254,432       $241,532       $194,827      $165,330
Ratios to average net assets:
     Net investment income
       including reimbursement/
       waiver............................           0.19%               0.49%          0.98%          1.42%         2.10%
     Operating expenses
       including reimbursement/
       waiver............................           1.02%               1.03%          1.04%          1.03%         1.02%
     Operating expenses
       excluding reimbursement/
       waiver............................           1.03%               1.03%          1.04%          1.03%         1.02%
Portfolio turnover rate..................             75%                 82%           111%           116%           76%



(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.03,
       $0.08, $0.17, $0.21 and $0.28, respectively.

                          Galaxy Equity Growth Fund
              (For a share outstanding throughout each period)


                                                                For the year ending October 31,
                                         -------------------------------------------------------------------------------
                                               1999            1998            1997           1996           1995
                                         -------------------------------------------------------------------------------
                                                                          Trust Shares
                                         -------------------------------------------------------------------------------
Net asset value, beginning of period.....  $    24.52         $  25.17         $   20.39       $  17.30       $   14.19
   Income from investment operations:
     Net investment income(1)............        0.03             0.09              0.16           0.17            0.20
     Net realized and unrealized
       gain on investments...............        6.50             3.20              6.06           3.40            3.28
Total from investment operations.........        6.53             3.29              6.22           3.57            3.48
   Less dividends:
     Dividends from net investment
       income............................          --            (0.09)            (0.16)         (0.18)          (0.20)
     Dividends in excess of net
       investment income.................          --            (0.01)              --             --              --
     Dividends from net realized
       capital gains.....................       (1.90)           (3.84)            (1.28)         (0.30)          (0.17)
Total dividends..........................       (1.90)           (3.94)            (1.44)         (0.48)          (0.37)
  Net increase (decrease) in net
     asset value.........................        4.63            (0.65)             4.78           3.09            3.11
Net asset value, end of period...........  $    29.15          $  24.52         $   25.17       $  20.39       $   17.30
                                           ----------          --------         ---------       --------       ---------
   Total return..........................       28.07%            15.17%            32.16%         21.03%          25.08%
   Ratios/supplemental data:
     Net assets, end of period (000's)...  $1,041,378          $815,756         $ 745,537       $562,419       $ 420,016
Ratios to average net assets:
     Net investment income
       including reimbursement/
       waiver............................        0.15%             0.40%             0.72%          0.92%           1.31%
     Operating expenses
       including reimbursement/
       waiver............................        0.94%             0.96%             0.95%          0.98%           1.00%
     Operating expenses
       excluding reimbursement/
       waiver............................        0.94%             0.96%             0.95%          0.98%           1.00%
Portfolio turnover rate..................          53%               60%               66%            36%             14%



(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.03,
       $0.09, $0.16, $0.17 and $0.20, respectively.

                       Galaxy International Equity Fund
              (For a share outstanding throughout each period)


                                                                 For the year ending October 31,
                                           ------------------------------------------------------------------------------
                                                1999            1998            1997           1996           1995
                                           ------------------------------------------------------------------------------
                                                                           Trust Shares
                                           ------------------------------------------------------------------------------
Net asset value, beginning of period.....  $  17.00            $  15.33         $14.01         $12.98          $13.20

   Income from investment operations:
  Net investment income(1)...............      0.10                0.14           0.08           0.17            0.16
  Net realized and unrealized
   gain (loss) on investments............      4.80                1.98           2.12           1.30           (0.18)
Total from investment operations.........      4.90                2.12           2.20           1.47           (0.02)
   Less dividends:
  Dividends from net investment
   income................................     (0.15)              (0.09)         (0.20)         (0.20)          (0.04)
  Dividends from net realized
   capital gains.........................     (0.57)              (0.36)         (0.68)         (0.24)          (0.16)
Total dividends..........................     (0.72)              (0.45)         (0.88)         (0.44)          (0.20)
  Net increase (decrease) in net
  asset value............................      4.18                1.67           1.32           1.03           (0.22)
Net asset value, end of period...........  $  21.18            $  17.00        $ 15.33        $ 14.01         $ 12.98
                                           --------            --------        -------        -------         -------
   Total return..........................     29.71%              14.32%         16.60%         11.51%          (0.02)%

   Ratios/supplemental data:
  Net assets, end of period
   (000's)...............................  $501,776            $345,692       $265,124       $172,561         $89,614
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver................................      0.54%               0.91%          0.57%          1.40%           1.36%
  Operating expenses
   including reimbursement/
   waiver................................      0.97%               0.96%          1.06%          1.08%           1.22%
  Operating expenses
   excluding reimbursement/
   waiver................................      1.22%               1.21%          1.32%          1.36%           1.48%
Portfolio turnover rate..................        45%                 49%            45%           146%             48%



(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.06,
       $0.10, $0.04, $0.13 and $0.13, respectively.

                        Galaxy Small Cap Value Fund
               (For a share outstanding throughout each period)


                                                                          For the year ending October 31,
                                                -------------------------------------------------------------------------
                                                     1999           1998           1997           1996(1)       1995
                                                -------------------------------------------------------------------------
                                                                               Trust Shares
                                                -------------------------------------------------------------------------
Net asset value, beginning of period...........   $  13.61          $  18.37     $  14.76       $  12.71      $  11.07
   Income from investment operations:
     Net investment income(2)..................       0.05              0.11         0.01(3)        0.05          0.01
     Net realized and unrealized
       gain (loss) on investments..............       0.74             (2.06)        5.74           2.97          2.21
Total from investment operations...............       0.79             (1.95)        5.75           3.02          2.22
   Less dividends:
       Dividends from net investment income....      (0.06)            (0.13)          --          (0.05)        (0.01)
     Dividends in excess of net
       investment income.......................         --                --           --          (0.01)           --
     Dividends from net realized
       capital gains...........................      (1.27)            (2.68)       (2.14)         (0.91)        (0.57)
 Total dividends...............................      (1.33)            (2.81)       (2.14)         (0.97)        (0.58)
  Net increase (decrease) in net asset value...      (0.54)            (4.76)        3.61           2.05          1.64
Net asset value, end of period.................   $  13.07          $  13.61     $  18.37       $  14.76      $  12.71
                                                  --------          --------     --------       --------      --------
   Total return................................       6.02%           (12.07)%      44.08%         25.22%        21.52%
   Ratios/supplemental data:
       Net assets, end of period (000's).......   $255,268          $202,385     $189,257       $137,341      $121,364
Ratios to average net assets:
     Net investment income
       including reimbursement/waiver..........       0.47%             0.73%        0.09%          0.45%         0.07%
     Operating expenses
       including reimbursement/waiver..........       0.97%             0.96%        0.96%          1.05%         1.10%
     Operating expenses
       excluding reimbursement/waiver..........       0.97%             0.96%        0.96%          1.06%         1.35%
Portfolio turnover rate........................         42%               33%          52%            39%           32%


(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997 and 1996 was $0.05, $0.11, $0.05 and $0.05,
       respectively. Net investment (loss) per share before reimbursement/waiver of fees by other parties for the year ended October 31, 1995 was $(0.03).

(3) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                        Galaxy Small Company Equity Fund
               (For a share outstanding throughout each period)


                                                                     For the year ending October 31,
                                              ---------------------------------------------------------------------------
                                                    1999           1998          1997           1996            1995
                                              ---------------------------------------------------------------------------
                                                                               Trust Shares
                                              ---------------------------------------------------------------------------
Net asset value, beginning of
  period.................................        $  13.96        $21.32         $20.20         $16.38          $12.36
Income from investment operations:
  Net investment income (loss)(1)........           (0.16)        (0.14)         (0.11)         (0.09)          (0.04)
  Net realized and unrealized
   gain (loss) on investments............            2.33         (4.96)          3.61           4.08            4.25
Total from investment operations.........            2.17         (5.10)          3.50           3.99            4.21
  Less dividends:
  Dividends from net investment
   income................................              --            --            --             --              --
  Dividends from net realized
   capital gains.........................              --         (2.26)         (2.38)         (0.17)          (0.19)
Total dividends..........................              --         (2.26)         (2.38)         (0.17)          (0.19)
  Net increase (decrease) in net
  asset value............................            2.17         (7.36)          1.12           3.82            4.02
Net asset value, end of period...........        $  16.13       $ 13.96        $ 21.32        $ 20.20         $ 16.38
                                                 --------       -------        -------        -------         -------
   Total return..........................           15.54%       (26.00)%        19.59%         24.69%          34.73%

Ratios/supplemental data:
  Net assets, end of period (000's)......        $233,326      $222,675      $310,751       $174,990         $94,831

Ratios to average net assets:
  Net investment income (loss)
   including reimbursement/waiver........           (1.00)%       (0.76)%        (0.65)%        (0.60)%         (0.37)%
  Operating expenses
   including reimbursement/waiver........            1.12%         1.09%          1.09%          1.14%           1.12%
  Operating expenses
   excluding reimbursement/waiver........            1.12%         1.09%          1.12%          1.14%           1.12%
Portfolio turnover rate..................             105%           78%            69%            82%             54%



(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Trust Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was
       $(0.16), $(0.14), $(0.11), $(0.09) and $(0.04), respectively.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549- 0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.



PROGALEQ  3/1/00

[Front cover page]
Galaxy Taxable Bond Funds
The Galaxy Fund






Prospectus
February 29, 2000


Galaxy Short-Term Bond Fund
Galaxy Intermediate Government Income Fund
Galaxy High Quality Bond Fund


Retail A Shares and Retail B Shares













As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents


1      Risk/return summary
1      Introduction
2      Galaxy Short-Term Bond Fund
7      Galaxy Intermediate Government Income Fund
12     Galaxy High Quality Bond Fund
17     Additional information about risk
18     Investor guidelines

19     Fund management

20     How to invest in the Funds
20     How sales charges work
23     Buying, selling and exchanging shares
25          How to buy shares
26          How to sell shares
27          How to exchange shares
28          Other transaction policies

29     Dividends, distributions and taxes

31     Galaxy investor programs
31     Retirement plans
31     Other programs

33     How to reach Galaxy

34     Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Taxable Bond Funds. Each Fund invests primarily in debt obligations, such as bonds, notes and commercial paper.

On the following pages, you'll find important information about each Fund, including:


- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund



WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 18, you'll find a table that provides a general guide to help you decide which of the Galaxy Taxable Bond Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.


AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Short-Term Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.


[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.




THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be less than three years under normal cicumstances.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.


[Sidenote:]
DURATION
Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.


[Sidenote:]
DEBT OBLIGATION
When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.



[Sidenote:]
BEST QUARTER:         4.14% for the quarter ending September 30, 1992
WORST QUARTER:       -0.66% for the quarter ending June 30, 1994




[bar chart goes here]


   1992       1993      1994       1995     1996      1997     1998     1999
  5.81%      6.41%     -0.37%     10.96%    3.38%    5.68%     6.07%   2.33%

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.



                            1 year     5 years     Since inception
-----------------------------------------------------------------------------
Retail A Shares             -1.49%      4.83%      4.49% (12/30/91)
-----------------------------------------------------------------------------
Retail B Shares             -3.24%        -        3.38% (3/4/96)
-----------------------------------------------------------------------------
Lehman Brothers One to       2.90%      6.47%      5.54% (since 12/31/91)
Three Year Government Bond                         5.50% (since 2/29/96)
Index
-----------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.



Shareholder fees (fees paid directly from your investment)

                     Maximum sales charge (load) on purchases    Maximum deferred sales charge (load)
                     shown as a % of the offering price          shown as a % of the offering price or
                                                                 sale price, whichever is less
------------------------------------------------------------------------------------------------------------
Retail A Shares      3.75%(1)                                    None(2)
------------------------------------------------------------------------------------------------------------
Retail B Shares      None                                        5.00%(3)
------------------------------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                     Management fees      Distribution and      Other expenses    Total Fund operating
                                          service (12b-1) fees                              expenses
--------------------------------------------------------------------------------------------------------------
Retail A Shares           0.75%(4)                None                0.55%                1.30%(4)
--------------------------------------------------------------------------------------------------------------
Retail B Shares           0.75%(4)               0.80%(4)             0.50%                2.05%(4)
--------------------------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds -- How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds -- How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.10% for Retail A Shares and 1.85% for Retail B Shares. This fee waiver may be revised or discontinued at any time.



EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after six years
- the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                     1 year         3 years         5 years         10 years
--------------------------------------------------------------------------------
Retail A Shares      $502          $772            $1,061          $1,884
--------------------------------------------------------------------------------
Retail B Shares      $708          $943            $1,303          $2,010
--------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
--------------------------------------------------------------------------------
Retail B Shares      $208          $643            $1,103          $2,010
--------------------------------------------------------------------------------



[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Taxable Fixed Income Strategy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Intermediate Government Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.



[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will be between three and ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:


- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.



[Sidenote:]
BEST QUARTER:       6.13% for the quarter ending September 30, 1992
WORST QUARTER:      -2.90% for the quarter ending March 31, 1994



[bar chart goes here]


   1990        1991        1992       1993        1994       1995       1996        1997       1998       1999
   5.87%       15.77%      7.11%       5.57%      -3.77%     15.67%      1.75%      7.83%       8.32%      -1.95%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                                          1 year          5 years        10 years           Since inception
-------------------------------------------------------------------------------------------------------------------
Retail A Shares                           -5.66%          5.35%           5.67%          6.28% (9/1/88)
-------------------------------------------------------------------------------------------------------------------
Retail B Shares                           -7.19%            -               -           -5.29% (11/1/98)
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate                                                             7.74% (since 9/1/88)
Government/Corporate Bond Index            0.39%          7.10%           7.26%          0.67% (since 11/1/98)
-------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate                                                                8.34% (since 9/1/88)
Bond Index                                -0.82%          7.73%           7.70%          0.03% (since 11/1/98)
-------------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).




[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

[Sidenote:]
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.



FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)

                     Maximum sales charge (load) on purchases     Maximum deferred sales
                     shown as a % of the offering price           charge (load) shown as a %
                                                                  of the offering price or sale
                                                                  price, whichever is less
---------------------------------------------------------------------------------------------------
Retail A Shares      3.75%(1)                                     None(2)
---------------------------------------------------------------------------------------------------
Retail B Shares      None                                         5.00%(3)
---------------------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                           Management fees       Distribution and        Other expenses     Total Fund operating
                                                 service (12b-1) fees                                expenses
----------------------------------------------------------------------------------------------------------------------
Retail A Shares                  0.75%(4)               None                  0.41%               1.16%(4)
----------------------------------------------------------------------------------------------------------------------
Retail B Shares                  0.75%(4)               0.80%                 0.47%               2.02%(4)
----------------------------------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds -- How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds -- How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.72%. Total Fund operating expenses after these waivers are expected to be 0.96% for Retail A Shares and 1.74% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown

- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after six years
- the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                                  1 year                3 years               5 years                10 years
------------------------------------------------------------------------------------------------------------------
Retail A Shares                   $489                  $730                  $989                   $1,731
------------------------------------------------------------------------------------------------------------------
Retail B Shares                   $705                  $934                  $1,288                 $1,923
------------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
------------------------------------------------------------------------------------------------------------------
Retail B Shares                   $205                  $634                  $1,088                 $1,923
------------------------------------------------------------------------------------------------------------------


PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy High Quality Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.




Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:


- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[Sidenote:]
BEST QUARTER:    7.54% for the quarter ending June 30, 1995
WORST QUARTER:   -3.85% for the quarter ending March 31, 1994



[bar chart goes here]



   1991     1992     1993     1994     1995    1996     1997     1998    1999
  15.12%    6.77%   12.81%   -6.48%   21.20%   1.37%    9.11%   9.27%   -4.13%


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


                                1 year          5 years          Since inception
-----------------------------------------------------------------------------------------
Retail A Shares                 -7.71%          6.62%           6.44% (12/14/90)
-----------------------------------------------------------------------------------------
Retail B Shares                 -9.24%            -             3.09% (3/4/96)
-----------------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/                                                     7.15% (since 11/30/90)
Corporate Bond Index             0.39%          7.10%           5.44% (since 2/29/96)
-----------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).





[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.



Shareholder fees (fees paid directly from your investment)

                     Maximum sales charge (load) on purchases     Maximum deferred sales
                     shown as a % of the offering price           charge (load) shown as a %
                                                                  of the offering price or sale
                                                                  price, whichever is less
---------------------------------------------------------------------------------------------------
Retail A Shares      3.75%(1)                                     None(2)
---------------------------------------------------------------------------------------------------
Retail B Shares      None                                         5.00%(3)
---------------------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                           Distribution and          Other       Total Fund
                      Management fees      service (12b-1) fees      expenses    operating expenses
---------------------------------------------------------------------------------------------------
Retail A Shares            0.75%(4)               None                  0.45%         1.20%(4)
---------------------------------------------------------------------------------------------------
Retail B Shares            0.75%(4)               0.80%                 0.34%         1.89%(4)
---------------------------------------------------------------------------------------------------




(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds -- How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds -- How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the Distribution and service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.76%. Total Fund operating expenses after these waivers are expected to be 1.00% for Retail A Shares and 1.65% for Retail B Shares. These fee waivers may be revised or discontinued at any time.



EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- your Retail B Shares convert to Retail A Shares after six years
- the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                          1 year                3 years               5 years                10 years
--------------------------------------------------------------------------------------------------------
Retail A Shares           $493                  $742                  $1,010                 $1,775
--------------------------------------------------------------------------------------------------------
Retail B Shares           $692                  $894                  $1,221                 $1,867
--------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
---------------------------------------------------------------------------------------------------------
Retail B Shares           $192                  $594                  $1,021                 $1,867
---------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Taxable
Bond Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruption in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES


The table below provides information as to which type of investor might want to invest in each of the Galaxy Taxable Bond Funds. It's meant as a general guide only. Consult your financial professional to help you decide which Fund is right for you.


Galaxy Fund                                      May be best suited for investors who...
---------------------------------------------------------------------------------------------------
Galaxy Short-Term Bond Fund                      - want current income greater than that normally
                                                   provided by a money market fund


                                                 - want less change in the value of their
                                                   investment than normally associated with
                                                   long-term funds
---------------------------------------------------------------------------------------------------
Galaxy Intermediate Government Income Fund       - want current income


                                                 - want the extra margin of safety associated with
                                                   U.S. Government securities


                                                 - can accept fluctuations in price and yield
---------------------------------------------------------------------------------------------------
Galaxy High Quality Bond Fund                    - want current income


                                                 - want the added safety associated with bonds
                                                   with lower credit risk than other debt
                                                   securities


                                                 - can accept fluctuations in price and yield
---------------------------------------------------------------------------------------------------

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


Fund                                Management fee as a % of average net assets
---------------------------------------------------------------------------------
Short-Term Bond Fund                                   0.55%
---------------------------------------------------------------------------------
Intermediate Government Income Fund                    0.55%
---------------------------------------------------------------------------------
High Quality Bond Fund                                 0.55%
---------------------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.




RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

                                                  Total sales charge
--------------------------------------------------------------------------------------------------------------------
                                           As a % of the offering price per
        Amount of your investment                        share                      As a % of your investment
--------------------------------------------------------------------------------------------------------------------
Less than $50,000                         3.75%                               3.90%
--------------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000
                                          3.50%                               3.63%
--------------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000
                                          3.00%                               3.09%
--------------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000
                                          2.50%                               2.56%
--------------------------------------------------------------------------------------------------------------------
$500,000 and over                         0.00%(1)                            0.00%(1)
--------------------------------------------------------------------------------------------------------------------



(1) There is no front-end sales charge on investments in Retail A Shares of $500,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC the first time you sell shares during this one-year period. If you reinvest the proceeds of this sale within one year, the waiver of the CDSC won't apply to any sale of shares purchased with such reinvested proceeds.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:



-   You buy shares by reinvesting your dividends and distributions.
-   You buy shares for a 401(k) or SIMPLE IRA retirement account.
-   You buy shares for any retirement account  provided that you held Retail
    A Shares in a retirement account prior to January 1, 1999.
-   You buy shares for any  retirement account and your total cumulative
    Retail A Share retirement account balance was $30,000 or more between January 1, 1999 and June 30, 1999.
- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee.
- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.
-   You were a Galaxy shareholder before December 1, 1995.
- You previously paid a sales charge for the shares of another mutual fund company (as long as you buy the Galaxy shares within 60 days of selling your other shares).






[Sidenote]
SALES CHARGE WAIVERS
Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your investment professional or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

RETAIL B SHARES

If you buy Retail B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

If you sell your shares                             You'll pay a CDSC of
--------------------------------------------------------------------------------
during the first year                                      5.00%
--------------------------------------------------------------------------------
during the second year                                     4.00%
--------------------------------------------------------------------------------
during the third year                                      3.00%
--------------------------------------------------------------------------------
during the fourth year                                     3.00%
--------------------------------------------------------------------------------
during the fifth year                                      2.00%
--------------------------------------------------------------------------------
during the sixth year                                      1.00%
--------------------------------------------------------------------------------
after the sixth year                                        None
--------------------------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions.

In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.


Retail B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of each Fund's Retail B Share assets. The Funds do not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


CONVERTING RETAIL B SHARES TO RETAIL A SHARES

Six years after you buy Retail B Shares of a Fund, they will automatically convert to Retail A Shares of the Fund. This allows you to benefit from the lower annual expenses of Retail A Shares.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years. Consult your financial professional for help in choosing the appropriate share class.


BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form, as described below, less any applicable CDSC. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.



[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:
-   $2,500 for regular accounts
-   $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts
-   $100 for college savings accounts, including Education IRA accounts


There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:


- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number



If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.

DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.
- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full-amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.
- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.
- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.


[Sidenote]
DISCOUNT PLANS

You must tell your investment professional or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520



You must include the following:
-   The name of the Fund
-   The number of shares or the dollar amount you want to sell
-   Your account number
-   Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).


Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:


-   you're selling shares worth more than $50,000
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-   you want Galaxy to make the check payable to someone else


Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


CUSTOMERS OF FINANCIAL INSTITUTIONS
Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.


HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of a Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:
- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-   send your request in writing to:

    The Galaxy Fund
    P.O. Box 6520
    Providence, RI  02940-6520



-   ask your financial institution.



Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identify, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally -- but not always -- consist primarily of ordinary income rather than capital gains. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES


Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities.


MISCELLANEOUS



The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:


- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs.
-   Simplified Employee Pension Plans (SEPs).
-   Keogh money purchase and profit sharing plans.
- Salary reduction retirement plans set up by employers for their employees which are qualified under Sections 401(k) and 403(b) of the Internal Revenue Code.
- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code.



For information about eligibility requirements and other matters concerning these plans and to obtain an application, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education

IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares made through the plan that don't annually exceed 12% of your account's value.


You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com



[Sidenote:]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS



The financial highlights tables shown below will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal periods ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                           Galaxy Short-Term Bond Fund
                (For a share outstanding throughout each period)


                                                                     For the year ending October 31,
                                                            -------------------------------------------------
                                                                    1999                     1998
                                                            ---------------------     ---------------------
                                                             Retail       Retail       Retail      Retail
                                                            A Shares     B Shares     A Shares     B Shares
                                                            ---------- ----------     ---------- ----------
Net asset value, beginning of period.................       $10.10       $10.10        $10.01      $10.01
Income from investment operations:
      Net investment income(2).......................         0.49         0.42          0.51        0.45
      Net realized and unrealized gain (loss) on
      investments....................................        (0.25)       (0.25)         0.11        0.11
Total from investment operations.....................         0.24         0.17          0.62        0.56
Less dividends:
      Dividends from net investment income...........        (0.48)       (0.41)        (0.53)      (0.47)
Total dividends......................................        (0.48)       (0.41)        (0.53)      (0.47)
Net increase (decrease) in net asset value...........        (0.24)       (0.24)         0.09        0.09
Net asset value, end of period.......................        $9.86        $9.86        $10.10      $10.10
                                                             -----        -----        ------      ------
Total return(3)......................................         2.43%        1.71%         6.42%       5.73%
 Ratios/supplemental data:
      Net assets, end of period (000's)..............       $24,653        $812        $29,067      $1,087

Ratios to average net assets:
      Net investment income including
      reimbursement/waiver...........................         4.86%        4.17%         5.07%       4.40%
      Operating expenses including reimbursement/waiver       1.10%        1.79%         1.11%       1.78%
      Operating expenses excluding reimbursement/waiver       1.30%        2.08%         1.31%       1.99%
Portfolio turnover rate...........................             151%         151%          133%        133%


                                                                           For the year ending October 31,
                                                            -----------------------------------------------------------
                                                                    1997                      1996              1995
                                                             ----------------------   ----------------------  ---------
                                                             Retail        Retail       Retail      Retail     Retail
                                                             A Shares    B  Shares    A Shares   B Shares(1)  A Shares
                                                             --------- ------------   ---------  -----------  ---------
Net asset value, beginning of period.................       $  9.99       $  9.99      $ 10.06     $ 10.09    $   9.73
Income from investment operations:
      Net investment income(2).......................          0.53          0.46         0.52        0.31        0.55
      Net realized and unrealized gain (loss) on               0.02          0.03        (0.07)      (0.10)       0.33
      investments....................................
Total from investment operations.....................          0.55          0.49         0.45        0.21        0.88
Less dividends:
      Dividends from net investment income...........         (0.53)        (0.47)       (0.52)      (0.31)      (0.55)
Total dividends....................................           (0.53)        (0.47)       (0.52)      (0.31)      (0.55)
Net increase (decrease) in net asset value...........          0.02          0.02        (0.07)      (0.10)       0.33
Net asset value, end of period.....................         $ 10.01       $ 10.01      $  9.99     $  9.99      $10.06
                                                            -------      --------     --------    --------     --------
Total return(3)......................................          5.64%         4.99%        4.63%       2.12%(4)    9.28%
Ratios/supplemental data:
      Net assets, end of period (000's)..............        $27,961       $  905      $33,388      $  260     $31,542

Ratios to average net assets:
      Net investment income including                          5.29%         4.56%        5.22%       4.73%(5)    5.54%
      reimbursement/waiver...........................
      Operating expenses including reimbursement/waiver        1.00%         1.75%        1.11%       1.77%(5)    0.99%
      Operating expenses excluding reimbursement/waiver        1.21%         2.01%        1.35%       1.98%(5)    1.32%
Portfolio turnover rate...........................              173%          173%         214%        214%        289%


-------------------------------


(1) The Fund began offering Retail B Shares on March 4, 1996.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.47, $0.49,
    $0.51, $0.50 and $0.52, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and for the period ended October 31, 1996 as $0.39, $0.42, $0.44 and $0.29, respectively.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) Not annualized.
(5) Annualized.

                   Galaxy Intermediate Government Income Fund
                (For a share outstanding throughout each period)


                                                                   For the year ending October 31,
                                                   -----------------------------------------------------------------
                                                     1999        1999       1998       1997       1996       1995
                                                     ----        ----       ----       ----       ----       ----
                                                   Retail      Retail     Retail     Retail     Retail     Retail
                                                   A Shares   B Shares(1) A Shares   A Shares   A Shares  A Shares
                                                   --------- -----------  --------- ---------   --------- --------
Net asset value, beginning of period.........        $10.50    $ 10.50    $10.18    $ 10.06    $ 10.28    $  9.68
Income from investment operations:
      Net investment  income(2)..............          0.54       0.47      0.57       0.59       0.57       0.61
      Net realized and unrealized gain (loss)
      on investments.........................         (0.65)     (0.66)     0.34       0.12      (0.22)      0.60
Total from investment operations.............         (0.11)     (0.19)     0.91       0.71       0.35       1.21
Less dividends:
      Dividends from net investment income...         (0.53)     (0.46)     (0.59)     (0.59)     (0.57)     (0.61)
Total dividends..............................         (0.53)     (0.46)     (0.59)     (0.59)     (0.57)     (0.61)
Net increase (decrease) in net asset value.           (0.64)     (0.65)      0.32       0.12      (0.22)      0.60
Net asset value, end of period...............       $  9.86    $  9.85    $ 10.50    $ 10.18    $ 10.06    $ 10.28
                                                      -------    -------   -------   --------   --------   --------
Total  return(3).............................         (1.11)%    (1.78)%     9.22%      7.33%      3.58%     12.85%
Ratios/supplemental data:
      Net assets, end of period (000's)......       $56,454    $ 1,084    $66,865    $65,626    $79,741    $79,558
  Ratios to average net assets:
      Net investment income including
      reimbursement/waiver                             5.28%      4.61%      5.49%      5.90%      5.69%      6.10%
      Operating expenses including
      reimbursement/waiver                             0.97%      1.64%      1.01%      1.02%      1.04%      1.02%
      Operating expenses excluding
      reimbursement/waiver                             1.17%      2.14%      1.21%      1.22%      1.24%      1.26%
Portfolio turnover rate......................           184%       184%       210%       128%       235%       145%




----------------------------------
(1) The Fund began offering Retail B Shares on November 1, 1998.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.52, $0.55, $0.57,
    $0.55 and $0.58, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the year ended October 31, 1999 was $ 0.42.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares

                          Galaxy High Quality Bond Fund
                (For a share outstanding throughout each period)


                                                        For the year ending October 31,
                                                    -------------------------------------------
                                                            1999                  1998
                                                            ----                  ----
                                                    Retail     Retail     Retail     Retail
                                                    A Shares   B Shares   A Shares   B Shares
                                                    --------- ---------   --------- ---------

Net asset value, beginning of period.........         $11.20     $11.20    $10.70     $10.70
Income from investment operations:
      Net investment income(2)...............           0.57       0.50      0.58       0.51
      Net realized and unrealized gain (loss) on
      investments............................          (0.86)     (0.86)     0.50       0.51
Total from investment operations.............          (0.29)     (0.36)     1.08       1.02
Less dividends:
      Dividends from net investment income...          (0.57)     (0.50)    (0.58)     (0.52)
      Dividends from net realized capital gains        (0.09)     (0.09)      --         --
Total dividends..............................          (0.66)     (0.59)    (0.58)     (0.52)
Net increase (decrease) in net asset value...          (0.95)     (0.95)     0.50       0.50
Net asset value, end of period...............        $ 10.25    $ 10.25   $ 11.20    $ 11.20
                                                      ------     ------    ------     ------
Total return(3)..............................          (2.66)%    (3.25)%   10.35%      9.73%
Ratios/supplemental data:
      Net assets, end of period (000's)......        $42,906     $6,550   $45,879     $5,420
Ratios to average net assets:
      Net investment income including
      reimbursement/waiver                              5.32%      4.72%     5.30%      4.69%
      Operating expenses including
      reimbursement/waiver                              0.99%      1.59%     1.00%      1.61%
      Operating expenses excluding
      reimbursement/waiver                              1.20%      1.88%     1.20%      1.81%
Portfolio turnover rate......................            226%       226%      253%       253%

                                                                              For the year ending October 31,
                                                              --------------------------------------------------------
                                                                        1997                  1996           1995
                                                                        ----                  ----           ------
                                                                Retail      Retail     Retail      Retail      Retail
                                                                A Shares  B  Shares  A Shares   B Shares(1) A Shares
                                                                -------- -----------  -------- ------------  --------

Net asset value, beginning of period.........                    $ 10.47    $ 10.47    $ 10.63    $ 10.72    $  9.54
Income from investment operations:
      Net investment income(2)...............                       0.60       0.53       0.59       0.36       0.62
      Net realized and unrealized gain (loss) on
      investments............................                       0.23       0.24      (0.16)     (0.25)      1.09
Total from investment operations.............                       0.83       0.77       0.43       0.11       1.71
Less dividends:
      Dividends from net investment income...                      (0.60)     (0.54)     (0.59)     (0.36)     (0.62)
      Dividends from net realized capital gains                       --         --         --         --         --
Total dividends..............................                      (0.60)     (0.54)     (0.59)     (0.36)     (0.62)

Net increase (decrease) in net asset value...                       0.23       0.23      (0.16)     (0.25)      1.09
Net asset value, end of period...............                    $ 10.70    $ 10.70    $ 10.47    $ 10.47    $ 10.63
                                                                --------   --------   --------   --------   --------
Total return(3)..............................                       8.22%      7.59%      4.24%      1.14%(4)  18.46%
Ratios/supplemental data:
      Net assets, end of period (000's)......                    $27,950     $1,998    $30,984     $  646    $30,093
Ratios to average net assets:
      Net investment income including reimbursement/waiver          5.73%      5.07%      5.66%      5.34%(5)   6.16%
      Operating expenses including reimbursement/waiver             1.01%      1.69%      1.07%      1.60%(5)   1.02%
      Operating expenses excluding reimbursement/waiver             1.21%      1.95%      1.28%      1.81%(5)   1.26%
Portfolio turnover rate...................                           182%       182%       163%       163%       110%



----------------------------------

(1) The Fund began offering Retail B Shares on March 4, 1996.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.55, $0.56, $0.58,
    $0.57 and $0.59, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998, 1997 and for the period ended October 31, 1996 was $0.47, $0.49, $0.51 and $0.34, respectively.
(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4) Not annualized.
(5) Annualized.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.


Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is 811-4636.


PROGALBND 3/1/00

[Front cover page]
Galaxy Taxable Bond Funds
The Galaxy Fund







Prospectus

February 29, 2000
-----------------



Galaxy Short-Term Bond Fund
Galaxy Intermediate Government Income Fund
Galaxy High Quality Bond Fund
Galaxy Corporate Bond Fund


Trust Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents


1       Risk/return summary
1       Introduction
2       Galaxy Short-Term Bond Fund
7       Galaxy Intermediate Government Income Fund
11      Galaxy High Quality Bond Fund
15      Galaxy Corporate Bond Fund
19      Additional information about risk
20      Investor guidelines

21      Fund management

22      How to invest in the Funds
22      Buying and selling shares
23      How to buy shares
24      How to sell shares
25      Other transaction policies

27     Dividends, distributions and taxes

29     How to reach Galaxy

30     Financial highlights

RISK/RETURN SUMMARY
INTRODUCTION

This prospectus describes the Galaxy Taxable Bond Funds. Each Fund invests primarily in debt obligations, such as bonds, notes and commercial paper.

On the following pages, you'll find important information about each Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund.

WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 20, you'll find a table that provides a general guide to help you decide which of the Galaxy Taxable Bond Funds is best suited to you.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FLeetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.


AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Short-Term Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL
Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.

[Sidenote:]
DEBT OBLIGATION
When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.



Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either
S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be less than three years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


The Fund may trade its investments frequently in trying to achieve its investment goal.


[Sidenote:]
AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.


[Sidenote:]
DURATION
Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.



[SIDENOTE:]
Best quarter:            4.14% for the quarter ending September 30, 1992
worst quarter:          -0.72% for the quarter ending March 31, 1994

[bar chart goes here]





--------------------------------------------------------------------------------------------------------------

     1992            1993           1994          1995          1996           1997          1998          1999

     5.81%           6.41%         -0.33%        11.26%         3.65%          5.82%         6.34%         2.56%

---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


---------------------------------------------------------------------------------------------------------------
                              1 year                     5 years               Since inception
---------------------------------------------------------------------------------------------------------------
Trust Shares                  2.56%                      5.89%                 5.14% (12/30/91)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers One to
Three Year Government Bond
Index                         2.90%                      6.47%                 5.54% (since 12/31/91)
---------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


---------------------------------------------------------------------------------------------------------------
                                                                           Total Fund
                        Management        Distribution        Other        operating
                         fees             (12b-1) fees        expenses     expenses
---------------------------------------------------------------------------------------------------------------
Trust Shares            0.75%(1)          None                0.31%        1.06%(1)
---------------------------------------------------------------------------------------------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.86%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
---------------------------------------------------------------------------------------------------------------
Trust Shares            $108                  $337                 $585                  $1,294
---------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Taxable Fixed Income Strategy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Intermediate Government Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.



Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three and ten years under normal circumstances.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


The Fund may trade its investments frequently in trying to achieve its investment goal.

[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[SIDENOTE:]
Best quarter:             6.13% for the quarter ending September 30, 1992
Worst quarter:           -2.90% for the quarter ending March 31, 1994


[bar chart goes here]

-----------------------------------------------------------------------------------------------------------------------
 1990         1991        1992        1993       1994        1995        1996       1997        1998          1999
-----------------------------------------------------------------------------------------------------------------------
5.87%         15.77%      7.11%       5.58%      -3.70%      16.01%      2.05%      8.12%       8.62%         -1.72%
-----------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to broad-based market indices.


---------------------------------------------------------------------------------------------------------------
                              1 year           5 years         10 years        Since inception
---------------------------------------------------------------------------------------------------------------
Trust Shares                  -1.72%           6.44%           6.19%           6.73% (9/1/88)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Corporate Bond Index           0.39%           7.10%           7.26%           7.74% (since 9/1/88)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                    -0.82%           7.73%           7.70%           8.34% (since 9/1/88)
---------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).



[Sidenote:]

The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.

[SIDENOTE:]

The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, its Mortgage Backed Securities Index and its Asset Backed Securities Index.

[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (fees deducted from the Fund's assets)


---------------------------------------------------------------------------------------------------------------
                                                                        Total Fund
                        Management    Distribution        Other         operating
                        fees          (12b-1) fees        expenses      expenses
---------------------------------------------------------------------------------------------------------------
Trust Shares            0.75%(1)      None                0.16%         0.91%(1)
---------------------------------------------------------------------------------------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


---------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
---------------------------------------------------------------------------------------------------------------
Trust Shares            $93                   $290                 $504                  $1,120
---------------------------------------------------------------------------------------------------------------

Galaxy High Quality Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.



Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will promptly sell any securities that are not rated investment grade by S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[SIDENOTE:]
Best quarter:             7.59% for the quarter ending June 30, 1995
Worst quarter:           -3.85% for the quarter ending March 31, 1994


[bar chart goes here]




---------------------------------------------------------------------------------------------------------------
1991            1992       1993         1994         1995         1996        1997       1998        1999
---------------------------------------------------------------------------------------------------------------
15.12%          6.77%      12.81%       -6.43%       21.41%       1.59%       9.23%      9.42%       -3.99%
---------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.



---------------------------------------------------------------------------------------------------------------
                              1 year                5 years              Since inception
---------------------------------------------------------------------------------------------------------------
Trust Shares                  -3.99%                7.19%                6.98% (12/14/90)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Corporate Bond Index           0.39%                7.10%                7.15% (since 11/30/90)
---------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).




[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

--------------------------------------------------------------------------------------------
                                                                        Total Fund
                        Management    Distribution        Other         operating
                        fees          (12b-1) fees        expenses      expenses
--------------------------------------------------------------------------------------------
Trust Shares            0.75%(1)      None                0.30%         1.05%(1)
--------------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.85%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


--------------------------------------------------------------------------------------------
                 1 year                3 years              5 years               10 years
--------------------------------------------------------------------------------------------
Trust Shares     $107                  $334                 $579                  $1,283
--------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy Corporate Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in corporate debt obligations. These include obligations that are issued by U.S. and foreign business corporations and obligations issued by agencies, instrumentalities or authorities that are organized as corporations by the U.S., by states or political subdivisions of the U.S., or by foreign governments or political subdivisions. The Fund also invests in obligations issued or guaranteed by U.S. or foreign governments, their agencies or instrumentalities, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. and foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.



Substantially all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be three to ten years under normal circumstances.


The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[SIDENOTE:]
Best quarter:             5.50% for the quarter ending June 30, 1995
Worst quarter:           -1.50% for the quarter ending March 31, 1996

[bar chart goes here]


---------------------------------------------------------------------------------------------------------------
          1995                    1996                   1997                    1998                   1999
---------------------------------------------------------------------------------------------------------------
         15.91%                   3.10%                  8.13%                  8.18%                   -1.83%
---------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).



AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


---------------------------------------------------------------------------------------------------------------
                              1 year          5 YEARS                 Since Inception
---------------------------------------------------------------------------------------------------------------
Trust Shares                  -1.83%          6.53%                   6.60% (12/12/94)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Corporate Bond Index          0.39%           7.10%                   7.06% (since 11/30/94)
---------------------------------------------------------------------------------------------------------------



[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


--------------------------------------------------------------------------------------
                                                                     Total
                                                                     Fund
                     Management    Distribution        Other         operating
                     fees          (12b-1) fees        expenses      expenses
--------------------------------------------------------------------------------------
Trust Shares         0.75%(1)          None            0.30%         1.05%(1)
--------------------------------------------------------------------------------------

(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.85%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year

- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Trust Shares            $107                  $334                 $579                  $1,283
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Lindsay has managed the Fund since it began operations in 1994. He has been with the Adviser and its predecessors since 1986.

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Taxable Bond Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments, including short-term U.S. Government securities. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruption in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES


The table below provides information as to which type of investor might want to invest in each of the Galaxy Taxable Bond Funds. It's meant as a general guide only. Consult your financial professional to help you decide which Fund is right for you.


Galaxy Fund                            May be best suited for investors who...
-----------------------------------------------------------------------
Galaxy Short-Term Bond Fund           -want current income greater than that
                                       normally provided by a money market fund
                                      -want less change in the value of their
                                       investment than normally associated with
                                       long-term funds
-----------------------------------------------------------------------
Galaxy Intermediate Government        -want current income
Income Fund                           -want the extra margin of safety
                                       associated with U.S. Government
                                       securities
                                      -can accept fluctuations in
                                       price and yield
-----------------------------------------------------------------------
Galaxy High Quality Bond Fund         -want current income
                                      -want the added safety associated
                                       with bonds with lower credit risk than
                                       other debt securities
                                      -can accept fluctuations in price and
                                       yield
-----------------------------------------------------------------------
Galaxy Corporate Bond Fund            -want current income from corporate debt
                                       securities
                                      -can accept fluctuations in price and
                                       yield
-----------------------------------------------------------------------

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.

--------------------------------------------------------------------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
--------------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund                                    0.55%
--------------------------------------------------------------------------------------------------------------------
Intermediate Government Income Fund                     0.55%
--------------------------------------------------------------------------------------------------------------------
High Quality Bond Fund                                  0.55%
--------------------------------------------------------------------------------------------------------------------
Corporate Bond Fund                                     0.55%
--------------------------------------------------------------------------------------------------------------------


SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation
-   Participants in employer-sponsored defined contribution plans.

Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

In addition to the above types of investors, Trust Shares of the Corporate Bond Fund are also available for purchase by:

- customers of financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with the Adviser

-   investors purchasing shares directly from Galaxy's distributor.


You can buy and sell Trust Shares of the Funds on any business day. For customers of financial institutions (including customers maintaining qualified accounts) and participants in employer-sponsored plans, a business day is any day that Galaxy's distributor, Galaxy's custodian and your financial institution or employer-sponsored plan are open for business. For investors purchasing shares directly from Galaxy's distributor, a business day is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.


The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time).


If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.


HOW TO BUY SHARES

If you are a customer of a financial institution (including a customer who maintains a qualified account) or a participant in an employer-sponsored plan, you can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order and payment to Galaxy's distributor and wiring payments to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

You can also buy Trust Shares of the Corporate Bond Fund directly from Galaxy's distributor in any of the following ways:

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to the Galaxy Corporate Bond Fund, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109

ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effective until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.


[Sidenote:]
INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may. They may also require you to maintain a minimum account balance.


HOW TO SELL SHARES

If you are a customer of a financial institution (including a customer who maintains a qualified account) or a participant in an employer-sponsored plan, you can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.

You can also sell Trust Shares of the Corporate Bond Fund directly through Galaxy's distributor in any of the following ways:

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:
-        The name of the Fund
-        The number of shares or the dollar amount you want to sell
-        Your account number
-        Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares either by mail or by phone, you must have your signature guaranteed if:
-  you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,

- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-  you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.


SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.


OTHER TRANSACTION POLICIES

If you purchased your shares through a financial institution or employer-sponsored plan and Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution or plan administrator if this happens.

If you purchased shares directly from Galaxy's distributor and Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell shares by wire or telephone if it believes it is advisable to do so. Galaxy may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you purchased your shares directly from Galaxy's distributor and you sell your shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

If you sell your shares through a financial institution or employer-sponsored plan, sales proceeds are normally wired to your financial institution or plan administrator on the next business day. If you sell your shares directly through Galaxy's distributor, sales proceeds are normally sent to you within three business days. In each case, Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally -- but not always -- consist primarily of ordinary income rather than capital gains. Dividends and distributions are paid in cash unless you tell your financial institution or plan administrator in writing or, if you purchased your shares directly from Galaxy's distributor, you indicate on the account application or in a letter to Galaxy, that you want to have dividends and distributions reinvested in additional shares.

FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be subject to income tax on these distributions whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.


You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."


You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, its agencies or municipalities. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.


MISCELLANEOUS
The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

HOW TO REACH GALAXY


If you purchased your shares directly from Galaxy's distributor, you can reach Galaxy in any of the following ways:


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time) for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's shareholder voice response system. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com


[Sidenote:]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                           Galaxy Short-Term Bond Fund
                (For a share outstanding throughout each period)

                                                                           For the year ending October 31,
                                                     ----------------------------------------------------------------------------
                                                           1999           1998            1997          1996            1995
                                                           ----           ----            ----          ----            ----
                                                                                    Trust Shares
                                                     ----------------------------------------------------------------------------
   Net asset value, beginning of period........           $10.10         $10.01          $ 9.99         $10.06         $ 9.73
      Income from investment operations:
     Net investment income(1)..................             0.51           0.54            0.54           0.55           0.57
     Net realized and unrealized gain (loss)
      on investments...........................            (0.25)          0.11            0.02          (0.07)          0.33
    Total from investment operations...........             0.26           0.65            0.56           0.48           0.90
    Less dividends:
    Dividends from net investment income.......            (0.50)         (0.56)          (0.54)         (0.55)         (0.57)
     Total dividends...........................            (0.50)         (0.56)          (0.54)         (0.55)         (0.57)
     Net increase (decrease)
     in net asset value........................            (0.24)          0.09            0.02          (0.07)          0.33
   Net asset value, end of period..............           $ 9.86         $10.10          $10.01         $ 9.99         $10.06
                                                          -------        -------         -------        -------        -------
     Total return..............................             2.67%          6.68%           5.77%          4.91%          9.55%
    Ratios/supplemental data:
    Net assets, end of period (000's)..........           $31,438        $38,071         $49,837        $58,227        $35,088
     Ratios to average net assets:
     Net investment income including
     reimbursement/waiver......................             5.10%          5.33%           5.43%          5.49%          5.79%
     Operating expenses including
     reimbursement/waiver......................             0.86%          0.85%           0.86%          0.84%          0.74%
      Operating expenses excluding
     reimbursement/waiver......................             1.06%          1.05%           1.07%          1.08%          1.02%
     Portfolio turnover rate...................              151%           133%            173%           214%           289%

------------------------------

(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.49, $0.52, $0.52, $0.53
    and $0.54, respectively.

                   Galaxy Intermediate Government Income Fund
                (For a share outstanding throughout each period)



                                                                 For the year ending October 31,
                                          -------------------------------------------------------------------------------
                                               1999            1998            1997            1996           1995
                                               ----            ----            ----            ----           ----
                                                                           Trust Shares
                                          -------------------------------------------------------------------------------

   Net asset value, beginning
    of period.......................          $10.50          $10.18          $10.06          $10.28          $ 9.68
   Income from investment operations:
    Net investment income(1)                    0.56            0.59            0.62            0.60            0.64
     Net realized and
     unrealized gain (loss)
     on investments.................           (0.65)           0.35            0.12           (0.22)           0.60
    Total from investment
    operations......................           (0.09)           0.94            0.74            0.38            1.24
    Less dividends:
    Dividends from net
    investment income...............           (0.56)          (0.62)          (0.62)          (0.60)          (0.64)
     Total dividends................           (0.56)          (0.62)          (0.62)          (0.60)          (0.64)
     Net increase (decrease)
      IN net asset value............           (0.65)           0.32            0.12           (0.22)           0.60
   Net asset value, end of
     period.........................          $ 9.85          $10.50          $10.18          $10.06          $10.28
                                              ------          -------         -------         -------         -------
   Total return.....................           (0.86)%          9.52%           7.63%           3.88%          13.18%
    Ratios/supplemental data:
    Net assets, end of
     period (000's)................         $234,880        $239,763        $209,215        $213,750        $186,037
    Ratios to average net assets:
    Net investment
    income including
    reimbursement/waiver...........             5.53%           5.77%           6.19%           5.98%           6.39%
     Operating expenses
    including
    reimbursement/waiver...........             0.72%           0.73%           0.74%           0.75%           0.73%
     Operating expenses
    excluding
    reimbursement/waiver...........             0.92%           0.93%           0.94%           0.95%           0.94%
    Portfolio turnover rate........              184%            205%            128%            235%            145%
 --------------------


(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.54, $0.57, $0.60, $0.58
    and $0.62, respectively.

                          Galaxy High Quality Bond Fund
                (For a share outstanding throughout each period)

                                                                 For the year ending October 31,
                                          -------------------------------------------------------------------------------
                                               1999             1998            1997            1996            1995
                                               ----             ----            ----            ----            ----
                                                                           Trust Shares
                                          -------------------------------------------------------------------------------
   Net asset value, beginning
     of period.........................        $11.20          $10.70          $10.47          $10.63           $ 9.54
   Income from investment operations:
     Net investment income(1)..........          0.58            0.59            0.61            0.62             0.64
      Net realized and
      unrealized gain (loss)
      on investments...................         (0.86)           0.50            0.23           (0.16)            1.09
        Total from investment
        operations.....................         (0.28)           1.09            0.84            0.46             1.73
    Less dividends:
    Dividends from net
    investment income..................         (0.58)          (0.59)          (0.61)          (0.62)           (0.64)
     Dividends from net
     realized capital
     gains.............................         (0.09)             --              --              --               --
     Total dividends...................         (0.67)          (0.59)          (0.61)          (0.62)           (0.64)
     Net increase (decrease)
     in net asset value................         (0.95)           0.50            0.23           (0.16)            1.09
     Net asset value, end of
     period............................         $10.25         $11.20          $10.70          $10.47           $10.63
                                                -------        -------         -------         -------          -------
   Total return........................          (2.52)%        10.50%           8.36%           4.46%           18.66%
    Ratios/supplemental data:
    Net assets, end of
    period (000's).....................       $237,772       $217,143        $182,398        $149,075         $134,631
     Ratios to average net assets:
     Net investment
     income including
     reimbursement/waiver..............           5.46%          5.43%           5.88%           5.88%            6.33%
      Operating expenses
     including
     reimbursement/waiver..............           0.84%          0.87%           0.87%           0.85%            0.85%
      Operating expenses
     excluding
     reimbursement/waiver..............           1.04%          1.07%           1.09%           1.06%            1.07%
     Portfolio turnover rate...........            226%           253%            182%            163%             110%
 --------------------



(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.56, $0.56, $0.59, $0.60
    and $0.62, respectively.

                                          Galaxy Corporate Bond Fund
                               (For a share outstanding throughout each period)

                                                                 For the year ending October 31,
                                          -------------------------------------------------------------------------------
                                                                                                          period ended
                                                                                                           October 31,
                                               1999             1998            1997            1996           1995(1)
                                               ----             ----            ----            ----           ----
                                                                           Trust Shares
                                          -------------------------------------------------------------------------------
   Net asset value,  beginning
    of period.......................          $10.90          $10.63          $10.53          $10.74          $10.00
     Income from investment
   operations:
    Net investment income(2)                    0.59            0.62            0.66            0.64            0.61
    Net realized and
     unrealized gain (loss)
     on investments.................           (0.68)           0.30            0.11           (0.13)           0.74
     Total from investment
      operations....................           (0.09)           0.92            0.77            0.51            1.35
   Less dividends:
     Dividends from net
     investment income..............           (0.59)          (0.65)          (0.66)          (0.64)          (0.61)
     Dividends from net
     realized capital
     gains..........................              --              --           (0.01)          (0.08)             --
   Total dividends..................            (0.59)         (0.65)          (0.67)          (0.72)          (0.61)
   Net increase (decrease)
    in net asset value..............            (0.68)          0.27            0.10           (0.21)           0.74
   Net asset value, end of
     period.........................           $10.22         $10.90          $10.63          $10.53          $10.74
                                               -------        -------         -------         -------         -------
   Total return.....................            (0.82)%         8.96%           7.56%           5.00%          13.85%(3)
   Ratios/supplemental data:
     Net assets, end of
     period (000's).................          $79,382        $83,565         $91,728        $107,728         $37,391
     Ratios to average net assets:
    Net investment
    income including
     reimbursement/waiver...........             5.62%          5.80%           6.27%           6.13%           6.61%(4)
     Operating expenses
     including
        reimbursement/waiver........             0.85%          0.82%           0.80%           0.85%           1.06%(4)
    Operating expenses
     excluding
        reimbursement/waiver........             1.05%          1.02%           1.00%           1.05%           1.26%(4)
   Portfolio turnover rate..........              206%           155%             37%             84%             41%(3)


(1)    The Fund commenced operations on December 12, 1994.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the fiscal years ended October 31, 1999, 1998, 1997 and 1996 and for the period ended October 31, 1995 was $0.57, $0.60, $0.64, $0.62 and $0.57, respectively.
(3)    Not annualized.
(4)    Annualized.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090



Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.



PROGALBND 3/1/00

[Front cover page]

Galaxy Tax-Exempt Bond Funds
The Galaxy Fund



Prospectus
February 29, 2000


Galaxy Tax-Exempt Bond Fund
Galaxy New Jersey Municipal Bond Fund
Galaxy New York Municipal Bond Fund
Galaxy Connecticut Municipal Bond Fund
Galaxy Massachusetts Municipal Bond Fund
Galaxy Rhode Island Municipal Bond Fund


Retail A Shares and Retail B Shares




As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents



Contents
--------

1        Introduction
3        Galaxy Tax-Exempt Bond Fund
8        Galaxy New Jersey Municipal Bond Fund
13       Galaxy New York Municipal Bond Fund
18       Galaxy Connecticut Municipal Bond Fund
23       Galaxy Massachusetts Municipal Bond Fund
29       Galaxy Rhode Island Municipal Bond Fund
34       Additional information about risk
35       Fund management
36       How to invest in the Funds
35       How sales charges work
39       Buying, selling and exchanging shares
39                How to buy shares
41                How to sell shares
43                How to exchange shares
43                Other transaction policies
45       Dividends, distributions and taxes
47       Galaxy investor programs
49       How to reach Galaxy
50       Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-      the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-      the fees and expenses that you will pay as an investor in the Fund.


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax.

Tax-exempt funds are NOT appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.


AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.


In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers, and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

[Sidenote:]

AVERAGE WEIGHTED MATURITY
Average weighted maturity gives you the average time until all debt securities in a Fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.





THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year.The returns for Retail B Shares were different than the figures shown because each class of shares has different expenses. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.



[Sidenote:]

Best quarter:                      6.56% for the quarter ending March 31, 1995
Worst quarter:                    -5.39% for the quarter ending March 31, 1994


[bar chart goes here]


----------------------------------------------------------------------------------------------------------------------
1992             1993           1994            1995            1996          1997           1998         1999
----------------------------------------------------------------------------------------------------------------------
9.25%           11.95%         -5.37%          15.79%           3.31%         8.72%          5.73%        -3.66%
----------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


-----------------------------------------------------------------------------------------------------------------
                                       1 year                5 years                  Since inception
-----------------------------------------------------------------------------------------------------------------
Retail A Shares                        -7.24%                 4.97%                  5.08% (12/30/91)
-----------------------------------------------------------------------------------------------------------------
Retail B Shares                        -8.90%                  --                    2.32% (3/4/96)
-----------------------------------------------------------------------------------------------------------------


                                      -5-

-----------------------------------------------------------------------------------------------------------------
Bond Index                              6.20% (since 12/31/91)
Lehman Brothers Municipal              -2.06%                 6.91%                  4.60% (since 2/29/96)
-----------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

------------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred
                        (load) on purchases            sales charge (load)
                        shown as a % of the            shown as a % of the
                        offering price                 offering price or sale
                                                       price, whichever is
                                                       less
------------------------------------------------------------------------------------
Retail A Shares         3.75%(1)                       None(2)

------------------------------------------------------------------------------------
Retail B Shares         None                           5.00%(3)

------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                                                            Total
                                          Distribution                      Fund
                        Management        and service         Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Retail A Shares         0.75%(4)          None                 0.35%           1.10%(4)

------------------------------------------------------------------------------------------
Retail B Shares         0.75%(4)          0.80%                0.21%           1.76%(4)

------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - How sales charges work."

(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.90% for

     Retail A Shares and 1.56% for Retail B Shares. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-      you invest $10,000 for the periods shown
-      you reinvest all dividends and distributions in the Fund
-      you sell all your shares at the end of the periods shown
-      your investment has a 5% return each year
-      your Retail B Shares convert to Retail A Shares after six years
-      the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                               1 year               3 years              5 years              10 years
-------------------------------------------------------------------------------------------------------------
Retail A Shares              $483                   $712                 $958                  $1,665
-------------------------------------------------------------------------------------------------------------
Retail B Shares              $679                   $854                 $1,154                $1,740
-------------------------------------------------------------------------------------------------------------


If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:


-------------------------------------------------------------------------------------------------------------
Retail B Shares                $179                 $554                 $954                 $1,740
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy New Jersey Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers and that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade either by S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of Retail A Shares during the last calendar year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]
Best quarter:                0.37% for the quarter ending March 31, 1999
Worst quarter:              -2.39% for the quarter ending June 30, 1999


[bar chart goes here]

--------------
    1999
--------------
    -3.20%
--------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.


-------------------------------------------------------------------------------------------
                                        1 year                   Since inception
-------------------------------------------------------------------------------------------
Retail A Shares                         -6.85%              -1.44% (4/3/98)
-------------------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                              -2.06%               1.76% (since 3/31/98)
-------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

------------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred
                        (load) on purchases            sales charge (load)
                        shown as a % of the            shown as a % of the
                        offering price                 offering price or sale
                                                       price, whichever is
                                                       less
------------------------------------------------------------------------------------
Retail A Shares         3.75%(1)                       None(2)
------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                                                            Total
                                                              Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Retail A Shares         0.75%(3)          None                 1.30%(3)     2.05%(3)

------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2)  Except for investments of $500,000 or more. See "How to invest in the Funds
     - How sales charges work."

(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.25%. The Fund's administrator is reimbursing certain expenses so that Other expenses are expected to be 0.86%. Total Fund operating expenses after these waivers and reimbursements are expected to be 1.11%. These fee waivers and expense reimbursements may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-      you invest $10,000 for the periods shown
-      you reinvest all dividends and distributions in the Fund
-      you sell all your shares at the end of the periods shown
-      your investment has a 5% return each year
-      the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

-------------------------------------------------------------------------------------------------------------
                               1 year               3 years              5 years              10 years
-------------------------------------------------------------------------------------------------------------
Retail A Shares                 $575                $994                  $1,437               $2,665
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy New York Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by the State of New York and other government issuers and that pay interest which is exempt from federal income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity, and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

GALAXY NEW YORK MUNICIPAL BOND FUND


THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Other considerations affecting the

       Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.



[Sidenote:]

Best quarter:                7.39% for the quarter ending March 31, 1995
Worst quarter:              -6.55% for the quarter ending March 31, 1994


[bar chart goes here]


----------------------------------------------------------------------------------------------------------------------
     1992            1993           1994          1995           1996          1997           1998          1999
----------------------------------------------------------------------------------------------------------------------
     8.29%          12.30%         -7.26%        16.85%          3.38%         8.66%          5.96%         -3.66%
----------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


------------------------------------------------------------------------------------------------------------------
                                           1 year                  5 years                   Since inception
------------------------------------------------------------------------------------------------------------------
Retail A Shares                            -7.24%                  5.22%              4.79% (12/31/91)
------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index       -2.06%                  6.91%              6.20% (since 12/31/91)
------------------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

------------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred
                        (load) on purchases            sales charge (load)
                        shown as a % of the            shown as a % of the
                        offering price                 offering price or sale
                                                       price, whichever is
                                                       less
------------------------------------------------------------------------------------
Retail A Shares         3.75%(1)                       None(2)
------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Retail A Shares         0.75%(3)          None                0.42%(3)      1.17%(3)

------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds - How sales charges work."

(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Affiliates of the Adviser are waiving a portion of the Shareholder Servicing fees (that are included in Other expenses so that Other expenses are expected to be 0.40%. Total Fund operating expenses after these waivers are expected to be 0.95%. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-      you invest $10,000 for the periods shown
-      you reinvest all dividends and distributions in the Fund
-      you sell all your shares at the end of the periods shown

-      your investment has a 5% return each year
-      the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                               1 year               3 years              5 years              10 years
-------------------------------------------------------------------------------------------------------------
Retail A Shares                $490                 $733                 $995                  $1,742
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Connecticut Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity, and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[Sidenote:]

Best quarter:                  7.99% for the quarter ending March 31, 1995
Worst quarter:                -7.01% for the quarter ending March 31, 1994


[bar chart goes here]


----------------------------------------------------------------------------------------------------------------------
        1994                1995                1996               1997                1998               1999
----------------------------------------------------------------------------------------------------------------------
       -8.07%              18.02%               3.35%              8.61%               5.84%              -2.83%
----------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


---------------------------------------------------------------------------------------------------------------
                                      1 year                  5 years                 Since inception
---------------------------------------------------------------------------------------------------------------
Retail A Shares                      -6.47%                   5.58%                  3.86% (3/16/93)
---------------------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond
Index                                -2.06%                   6.91%                  5.49% (since 3/31/93)
---------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

------------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred
                        (load) on purchases            sales charge (load)
                        shown as a % of the            shown as a % of the
                        offering price                 offering price or sale
                                                       price, whichever is
                                                       less
------------------------------------------------------------------------------------
Retail A Shares         3.75%(1)                       None (2)
------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Retail A Shares         0.75%(3)          None                0.47%          1.22%(3)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds - How sales charges work."

(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.82%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-      you invest $10,000 for the periods shown
-      you reinvest all dividends and distributions in the Fund
-      you sell all your shares at the end of the periods shown
-      your investment has a 5% return each year
-      the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Retail A Shares         $495                  $748                  $1,020                $1,797
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Massachusetts Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity, and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations affecting the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower than shown.

[Sidenote:]

Best quarter:               7.49% for the quarter ending  March 31, 1995
Worst quarter:             -7.14% for the quarter ending  March 31, 1994


[bar chart goes here]


-----------------------------------------------------------------------------------
     1994           1995         1996          1997         1998          1999
-----------------------------------------------------------------------------------
    -7.71%         17.15%        3.04%        8.95%         5.63%         -3.69%
-----------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


-------------------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
-------------------------------------------------------------------------------------------------------------
Retail A Shares              -7.30%                     5.19%                 3.56% (3/12/93)

-------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                   -2.06%                     6.91%                 5.25% (since 2/28/93)
-------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

------------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred
                        (load) on purchases            sales charge (load)
                        shown as a % of the            shown as a % of the
                        offering price                 offering price or sale
                                                       price, whichever is
                                                       less
------------------------------------------------------------------------------------
Retail A Shares         3.75%(1)                       None(2)
------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Retail A Shares         0.75%(3)          None                0.40%          1.15%(3)

------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $500,000 or more. See "How to invest in the Funds - How sales charges work."

(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after these waivers are expected to be 0.75%. This fee waiver may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-      you invest $10,000 for the periods shown
-      you reinvest all dividends and distributions in the Fund
-      you sell all your shares at the end of the periods shown
-      your investment has a 5% return each year
-      the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------
Retail A Shares         $488                  $727                 $984                  $1,720
-------------------------------------------------------------------------------------------------------------

[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Rhode Island Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity, and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[Sidenote:]

Best quarter:          4.90% for the quarter ending March 31, 1999
Worst quarter:        -1.90% for the quarter ending June 30, 1999


[bar chart goes here]


---------------------------------------------------------------------
     1995           1996         1997          1998         1999
---------------------------------------------------------------------
    14.32%          3.63%        8.54%         5.87%        -2.77%
---------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index. The returns for Retail A Shares of the Fund for periods prior to December 1, 1995 have been restated to include the effect of the maximum 3.75% front-end sales charge which went into effect on that date.


------------------------------------------------------------------------------------------------------------------------

                                       1 year                     5 years                          Since inception
------------------------------------------------------------------------------------------------------------------------
Retail A Shares                        -6.39%                      4.96%                            4.96% (12/20/94)
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index   -2.06%                      6.91%                            6.91% (since 12/31/94)

------------------------------------------------------------------------------------------------------------------------



For current yeild information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

------------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred
                        (load) on purchases            sales charge (load)
                        shown as a % of the            shown as a % of the
                        offering price                 offering price or sale
                                                       price, whichever is
                                                       less
------------------------------------------------------------------------------------
Retail A Shares         3.75%(1)                       None(2)
------------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                                                            Total
                                                                            Fund
                        Management        Distribution        Other         operating
                        fees              (12b-1) fees        expenses      expenses
------------------------------------------------------------------------------------------
Retail A Shares         0.75%(3)          None                0.42%           1.17%(3)
------------------------------------------------------------------------------------------


(1) Reduced sales charges may be available. See "How to invest in Funds - How sales charges work."
(2) Except for investments of $500,000 or more. See "How to invest in the Funds - How sales charges work."

(3) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.77%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-      you invest $10,000 for the periods shown
-      you reinvest all dividends and distributions in the Fund
-      you sell all your shares at the end of the periods shown
-      your investment has a 5% return each year
-      the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
-------------------------------------------------------------------------------------------------------------


                                      -32-

-------------------------------------------------------------------------------------------------------------
Retail A Shares         $490                  $733                  $995                  $1,742
-------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which the Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


Year 2000 risks

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


--------------------------------------------------------------------------------------------------------------
Fund                                                 Management fee as a % of average net assets
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                           0.55%
--------------------------------------------------------------------------------------------------------------
New Jersey Municipal Bond                                 0.25%
--------------------------------------------------------------------------------------------------------------
New York Municipal Bond                                   0.55%
--------------------------------------------------------------------------------------------------------------
Connecticut Municipal Bond                                0.35%
--------------------------------------------------------------------------------------------------------------
Massachusetts Municipal Bond                              0.35%
--------------------------------------------------------------------------------------------------------------
Rhode Island Municipal Bond                               0.35%
--------------------------------------------------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

All of the Funds offer Retail A Shares. The Tax-Exempt Bond Fund also offers Retail B Shares.


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Retail A Shares of a Fund, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Retail B Shares of the Tax-Exempt Bond Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.


RETAIL A SHARES

The table below shows the sales charge you'll pay if you buy Retail A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

------------------------------------------------------------------------------------------------

                                           Total sales charge
------------------------------------------------------------------------------------------------
Amount of your investment             As a % of the offering         As a % of your
                                      price per share                investment
------------------------------------------------------------------------------------------------
Less than $50,000                     3.75%                          3.90%
------------------------------------------------------------------------------------------------
$50,000 but less than
$100,000                              3.50%                          3.63%
------------------------------------------------------------------------------------------------
$100,000 but less than
$250,000                              3.00%                          3.09%
------------------------------------------------------------------------------------------------
$250,000 but less than
$500,000                              2.50%                          2.56%
------------------------------------------------------------------------------------------------
$500,000 and over                     0.00%(1)                       0.00%(1)
------------------------------------------------------------------------------------------------

(1) There is no front-end sales charge on investments in Retail A Shares of $500,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder. However, Galaxy will waive the 1% CDSC the first time you sell shares during this one-year period. If you reinvest the proceeds of this sale within one year, the waiver of the CDSC won't apply to any sale of shares purchased with such reinvested proceeds.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

Certain affiliates of the Adviser may, at their own expense, provide additional compensation to affiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of one or more Funds and to unaffiliated broker-dealers whose customers purchase Retail A Shares of one or more of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of the Adviser's affiliates.

There's no sales charge when you buy Retail A Shares if:

-      You buy shares by reinvesting your dividends and distributions.
- You buy shares with money from another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee.
- You buy shares under an all-inclusive fee program (sometimes called a "wrap fee program") offered by a broker-dealer or other financial institution.
-      You were a Galaxy shareholder before December 1, 1995.
- You previously paid a sales charge for the shares of another mutual fund company (as long as you buy the Galaxy shares within 60 days of selling your other shares).


[Sidenote:]

SALES CHARGE WAIVERS
Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the sales load on Retail A Shares is waived. When you buy your shares, you must tell your investment professional or Galaxy's distributor that you qualify for a sales load waiver. To contact Galaxy's distributor call 1-877-BUY- GALAXY (1-877-289-4252).


RETAIL B SHARES

If you buy Retail B Shares of the Tax-Exempt Bond Fund, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

------------------------------------------------------------------------------------------------------------
If you sell all your shares                       You'll pay a CDSC of
------------------------------------------------------------------------------------------------------------
during the first year                             5.00%
------------------------------------------------------------------------------------------------------------
during the second year                            4.00%
------------------------------------------------------------------------------------------------------------
during the third year                             3.00%
------------------------------------------------------------------------------------------------------------
during the fourth year                            3.00%
------------------------------------------------------------------------------------------------------------
during the fifth year                             2.00%
------------------------------------------------------------------------------------------------------------
during the sixth year                             1.00%
------------------------------------------------------------------------------------------------------------
after the sixth year                              None
------------------------------------------------------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions. In addition, there's no CDSC when Retail B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.15% in shareholder service fees with respect to Retail A Shares during the current fiscal year.


Retail B Shares of the Tax-Exempt Bond Fund can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of the Fund's Retail B Share assets. The Fund does not intend to pay more than 0.80% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows the Tax-Exempt Bond Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


CONVERTING RETAIL B SHARES TO RETAIL A SHARES

Six years after you buy Retail B Shares of the Tax-Exempt Bond Fund, they will automatically convert to Retail A Shares of the Fund. This allows you to benefit from the lower annual expenses of Retail A Shares.

CHOOSING BETWEEN RETAIL A SHARES AND RETAIL B SHARES

Retail B Shares are subject to higher fees than Retail A Shares. For this reason, Retail A Shares can be expected to pay higher dividends than Retail B Shares. However, because Retail A Shares are subject to an initial sales charge which is deducted at the time you purchase Retail A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Retail A Shares than if you purchase Retail B Shares of the Fund.

In deciding whether to buy Retail A Shares or Retail B Shares of the Tax-Exempt Bond Fund, you should consider how long you plan to hold the shares. Over time, the higher fees on Retail B Shares may equal or exceed the initial sales charge and fees for Retail A Shares. Retail A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years. Consult your financial professional for help in choosing the appropriate share class.


BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

Retail A Shares and Retail B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC in the case of Retail B Shares of the Tax-Exempt Bond Fund. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Funds, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:
-      $2,500 for regular accounts
-      $100 for college savings accounts

There is generally no minimum initial investment if you participate in the Automatic Investment Program. You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable form that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number.

If your check is returned because of insufficient funds, Galaxy will cancel your order.

BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109
ABA #0110-0013-8
DDA #79673-5702
Ref: The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.


DISCOUNT PLANS

You may have the sales charges on purchases of Retail A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION - You can add the value of the Retail A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Retail A Shares for purposes of calculating the sales charge.

- LETTER OF INTENT - You can purchase Retail A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Retail A
       Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.


- REINVESTMENT PRIVILEGE - You can reinvest some or all of the money that you receive when you sell Retail A Shares of the Funds in Retail A Shares of any Galaxy Fund within 90 days without paying a sales charge.

- GROUP SALES - If you belong to a qualified group with 50,000 or more members, you can buy Retail A Shares at a reduced sales charge, based on the number of qualified group members.


[Sidenote:]
DISCOUNT PLANS
You must tell your investment professional or Galaxy's distributor when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply. To contact Galaxy's distributor call 1-877-BUY-GALAXY (1-877-289-4252).


HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL
Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

You must include the following:

-      The name of the Fund
-      The number of shares or the dollar amount you want to sell

-      Your account number
-      Your Social Security number or tax identification number
- The signatures of each registered owner of the account (the signatures must match the names on the account registration).

Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.

[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:

-      you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your assets are transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-      you want Galaxy to make the check payable to someone else.


Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.

SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege. If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS
Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.

HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. You won't pay a sales charge for exchanging your Retail A Shares.

You may exchange Retail B Shares of the Tax-Exempt Bond Fund for Retail B Shares of any other Galaxy Fund. You won't pay a CDSC when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.

TO EXCHANGE SHARES:
- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)


-      send your request in writing to:


       The Galaxy Fund
       P.O. Box 6520
       Providence, RI 02940-6520

-      ask your financial institution.

Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance written notice to shareholders.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It's expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES

Dividends paid by the Tax-Exempt Bond Fund that are attributable to interest earned by the Fund may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its income and dividends will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains, will be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be subject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.


AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your social security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of the Tax-Exempt Bond Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:

       The Galaxy Fund
       P.O. Box 6520
       Providence, RI 02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at: www.galaxyfunds.com


[Sidenote:]
HEARING IMPAIRED
Galaxy also offer a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS

The financial highlights tables shown below will help you understand the financial performance for the Funds' Retail A Shares and Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                           Galaxy Tax-Exempt Bond Fund
                (For a share outstanding throughout each period)



                                                                            For the year ending October 31,
                                                ---------------------------------------------------------------------------------

                                                            1999                        1998                        1997
                                                     -------------------         -------------------         -------------------
                                                     Retail       Retail         Retail       Retail         Retail       Retail
                                                    A Shares     B Shares       A Shares     B Shares       A Shares     B Shares
                                                    --------     --------       --------     --------       --------     --------
Net asset value, beginning of period .........     $  11.30     $ 11.30         $  11.06     $ 11.06        $  10.78     $ 10.78
Income from investment operations:

   Net investment income(2) ..................         0.46        0.39             0.48        0.42            0.50        0.43
   Net realized and unrealized gain
     (loss) on investments ...................        (0.83)      (0.83)            0.34        0.33            0.29        0.29

Total from investment operations .............        (0.37)      (0.44)            0.82        0.75            0.79        0.72

Less dividends:
  Dividends from net investment
   income ....................................        (0.46)      (0.39)           (0.49)      (0.42)          (0.50)      (0.43)
     Dividends from net realized
       capital gains .........................        (0.14)      (0.14)           (0.09)      (0.09)          (0.01)      (0.01)

Total dividends ..............................        (0.60)      (0.53)           (0.58)      (0.51)          (0.51)      (0.44)

Net increase (decrease) in net asset
     value ...................................        (0.97)      (0.97)            0.24        0.24            0.28        0.28
Net asset value, end of period ...............     $  10.33     $ 10.33         $  11.30     $ 11.30        $  11.06     $ 11.06
                                                   --------     --------        --------     --------       --------     --------
  Total return(3) ............................        (3.45)%     (4.07)%           7.60%       6.95%           7.49%       6.83%

Ratios/supplemental data:
  Net assets, end of period (000's) ..........     $ 25,704     $ 3,382         $ 24,764     $ 2,715        $ 25,465     $ 1,690
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver ....................         4.25%       3.61%            4.32%       3.71%           4.60%       3.95%
      Operating expenses including
      Reimbursement/waiver ...................         0.92%       1.55%            0.94%       1.55%           0.95%       1.60%
      Operating expenses excluding
     Reimbursement/waiver ....................         1.12%       1.75%            1.15%       1.76%           1.18%       1.83%
   Portfolio turnover rate ...................           23%         23%              59%         59%             78%         78%


                                                                         1996                  1995
                                                                  -------------------         ------
                                                                  Retail       Retail         Retail
                                                                 A Shares     B Shares(1)    A Shares
                                                                 --------     -----------    --------
Net asset value, beginning of period .........                   $  10.78     $  10.94       $   9.99
Income from investment operations:

   Net investment income(2) ..................                       0.50         0.27           0.52
   Net realized and unrealized gain
     (loss) on investments ...................                         --        (0.16)          0.79

Total from investment operations .............                       0.50         0.11           1.31

Less dividends:
  Dividends from net investment
   income ....................................                      (0.50)       (0.27)         (0.52)
     Dividends from net realized
       capital gains .........................                         --           --             --

Total dividends ..............................                      (0.50)       (0.27)         (0.52)

Net increase (decrease) in net asset
     value ...................................                         --        (0.16)          0.79
Net asset value, end of period ...............                   $  10.78     $  10.78       $  10.78
  Total return(3) ............................                       4.77%        1.08%(4)      13.40%
                                                                 --------     --------       --------
Ratios/supplemental data:
  Net assets, end of period (000's) ..........                   $ 28,339     $    787       $ 31,609
Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver ....................                       4.68%        4.08%(5)       4.99%
      Operating expenses including
      Reimbursement/waiver ...................                       0.93%        1.57%(5)       0.91%
      Operating expenses excluding
     Reimbursement/waiver ....................                       1.18%        1.77%(5)       1.24%
   Portfolio turnover rate ...................                         15%          15%            11%


-------------------------------------

(1)  The Fund began offering Retail B Shares on March 4, 1996.

(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.44, $0.46, $0.47,
     $0.48 and $0.48, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail B Shares for the years ended October 31, 1999, 1998 and 1997 and the period ended October 31, 1996 was $0.37, $0.40, $0.40 and $0.25, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(4)  Not annualized.
(5)  Annualized.

                      Galaxy New Jersey Municipal Bond Fund
                 (For a share outstanding throughout each period)


                                                                 For the year ending         For the period ending
                                                                   October 31, 1999             October 31,1998(1)
                                                                   ----------------             ----------------
                                                                                 Retail A Shares
                                                                                 ---------------
Net asset value, beginning of period........................       $10.24                             $10.00
Income from investment operations:
   Net investment income(2).................................         0.36                               0.20
   Net realized and unrealized gain on investments..........        (0.68)                              0.24

   Total from investment operations.........................        (0.32)                              0.44

Less dividends:
   Dividends from net investment income.....................        (0.36)                             (0.20)

 Total dividends............................................        (0.36)                             (0.20)

Net increase in net asset value.............................        (0.68)                              0.24
Net asset value, end of period..............................       $ 9.56                             $10.24
                                                                   ------                             ------

Total return(3).............................................        (3.24)%                             4.34%(4)

  Ratios/supplemental data:
   Net assets, end of period (000's)........................       $1,302                               $815
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....         3.56%                              3.62%(5)
   Operating expenses including reimbursement/waiver........         1.11%                              1.09%(5)
   Operating expenses excluding reimbursement/waiver........         2.11%                              3.65%(5)
Portfolio turnover rate.....................................           41%                                53%(4)


---------------------------

(1)  The Fund commenced operations on April 3, 1998.

(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.26 and $0.06, respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(4)  Not annualized.
(5)  Annualized.

                       Galaxy New York Municipal Bond Fund
                (For a share outstanding throughout each period)


                                                                               For the year ending October 31,
                                                        -------------------------------------------------------------------------

                                                            1999           1998           1997           1996           1995
                                                         ----------     ----------     ----------     ----------     ----------
                                                           Retail         Retail         Retail         Retail         Retail
                                                          A Shares       A Shares       A Shares       A Shares       A Shares
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period ..............    $    11.44     $    11.09     $    10.75     $    10.78     $     9.89
  Income from investment operations:
   Net investment income(1) .......................          0.48           0.48           0.49           0.48           0.49
   Net realized and unrealized gain
     (loss) on investments ........................         (0.89)          0.35           0.34          (0.03)          0.89

 Total from investment operations .................         (0.41)          0.83           0.83           0.45           1.38

 Less dividends:
   Dividends from net investment
     Income .......................................         (0.46)         (0.48)         (0.49)         (0.48)         (0.49)
 Total dividends ..................................         (0.46)         (0.48)         (0.49)         (0.48)         (0.49)

 Net increase (decrease) in net asset
     value ........................................         (0.87)          0.35           0.34          (0.03)          0.89
 Net asset value, end of period ...................    $    10.57     $    11.44     $    11.09     $    10.75     $    10.78
                                                       ----------     ----------     ----------     ----------     ----------
  Total return(2) .................................         (3.72)%         7.65%          7.93%          4.31%         14.03%
 Ratios/supplemental data:
   Net assets, end of period (000's) ..............    $   41,343     $   48,218     $   38,434     $   40,154     $   42,870
  Ratios to average net assets:
   Net investment income including
     Reimbursement/waiver .........................          4.31%          4.27%          4.52%          4.50%          4.73%
    Operating expenses including
     Reimbursement/waiver .........................          0.96%          0.87%          0.94%          0.95%          0.92%
    Operating expenses excluding
     Reimbursement/waiver .........................          1.16%          1.20%          1.26%          1.35%          1.31%
  Portfolio turnover rate .........................            24%            27%            61%            12%             5%


-----------------------------------------


1 Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.46,
     $0.45, $0.45, $0.44 and $0.44, respectively.

2    Calculation does not include the effect of any sales charge for Retail A
     Shares.

                     Galaxy Connecticut Municipal Bond Fund
                (For a share outstanding throughout each period)



                                                                       For the year ending October 31,
                                                   -------------------------------------------------------------------------
                                                        1999           1998           1997          1996           1995
                                                     ---------      ---------      ---------     ---------      --------
                                                      Retail          Retail         Retail        Retail        Retail
                                                     A Shares        A Shares       A Shares      A Shares      A Shares
                                                     ---------      ---------      ---------     ---------      --------
Net asset value, beginning of period .......      $  10.82          $  10.47      $   10.14      $  10.13       $  9.22
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1) ................          0.43              0.43           0.45          0.42          0.44
   Net realized and unrealized gain
     (loss) on investments .................         (0.73)             0.35           0.33          0.01          0.91

 Total from investment operations ..........         (0.30)             0.78           0.78          0.43          1.35

 LESS DIVIDENDS:
   Dividends from net investment
     Income ................................         (0.43)            (0.43)         (0.45)        (0.42)        (0.44)
 Total dividends ...........................         (0.43)            (0.43)         (0.45)        (0.42)        (0.44)

 Net increase (decrease) in net asset
     Value .................................         (0.73)             0.35           0.33         (0.01)         0.91
Net asset value, end of period .............     $   10.09         $   10.82      $   10.47     $   10.14     $   10.13
                                                 ---------         ---------     ----------     ---------     ---------
  Total return(2) ...........................        (2.87)%            7.58%          7.86%         4.32%        14.94%

 RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's) .......     $  26,715         $  24,856     $   23,355     $  23,244     $  18,066
  RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
     Reimbursement/waiver ..................          4.07%             4.02%          4.30%         4.13%         4.53%
    Operating expenses including
     Reimbursement/waiver ..................          0.85%             0.88%          0.70%         0.70%         0.68%
    Operating expenses excluding
     Reimbursement/waiver ..................          1.25%             1.31%          1.31%         1.38%         1.48%
  Portfolio turnover rate ..................            53%               46%            42%            3%            7%


-----------------------------------


(1) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.39,
     $0.38, $0.38, $0.35 and $0.37, respectively.

(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                    Galaxy Massachusetts Municipal Bond Fund
                (For a share outstanding throughout each period)


                                                                       For the year ending October 31,
                                                   -------------------------------------------------------------------------
                                                        1999           1998           1997          1996           1995
                                                     ---------      ---------      ---------     ---------      --------
                                                      Retail          Retail         Retail        Retail        Retail
                                                     A Shares        A Shares       A Shares      A Shares      A Shares
                                                     ---------      ---------      ---------     ---------      --------
Net asset value, beginning of period.........      $   10.53        $   10.25      $    9.94     $    9.98      $   9.12
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1) .................           0.43             0.46           0.45          0.43          0.44
   Net realized and unrealized gain
     (loss) on investments...................          (0.77)            0.27           0.32         (0.04)         0.86

 Total from investment operations............          (0.34)            0.73           0.77          0.39          1.30

 LESS DIVIDENDS:
   Dividends from net investment
     income..................................          (0.43)           (0.45)         (0.46)        (0.43)        (0.44)
 Total dividends.............................          (0.43)           (0.45)         (0.46)        (0.43)        (0.44)

 Net increase (decrease) in net asset
     value...................................          (0.77)            0.28           0.31         (0.04)         0.86
Net asset value, end of period...............      $    9.76        $   10.53      $   10.25     $    9.94      $   9.98
                                                   ---------        ---------      ---------     ---------      --------
  Total return(2) ............................         (3.35)%           7.22%          7.92%         4.05%        14.52%
 RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's).........      $  39,696        $  44,189      $  33,318     $  26,275      $ 16,113
  RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
     Reimbursement/waiver....................           4.18%            4.30%          4.38%         4.42%         4.56%
    Operating expenses including
     Reimbursement/waiver....................           0.79%            0.78%          0.63%         0.66%         0.70%
    Operating expenses excluding
     Reimbursement/waiver....................           1.19%            1.21%          1.20%         1.32%         1.58%
  Portfolio turnover rate....................             34%              44%            48%           16%           19%


----------------------------------


1 Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.39,
     $0.41, $0.39, $0.37 and $0.36, respectively.

2    Calculation does not include the effect of any sales charge for Retail A
     Shares.

                     Galaxy Rhode Island Municipal Bond Fund
                (For a share outstanding throughout each period)


                                                                       For the year ending October 31,
                                                     ----------------------------------------------------------------------------
                                                        1999           1998           1997          1996    For the period ending
                                                     ---------      ---------      ---------     ---------   October 31, 1995(1)
                                                      Retail          Retail         Retail        Retail   ---------------------
                                                     A Shares        A Shares       A Shares      A Shares    Retail A Shares
                                                     ---------      ---------      ---------     ---------  ---------------------
Net asset value, beginning of period..........       $   11.18      $   10.91      $   10.65     $   10.67      $  10.00
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(2)...................            0.48           0.50           0.48          0.51          0.44
   Net realized and unrealized gain
     on investments...........................           (0.77)          0.29           0.32          0.03          0.67

Total from investment operations..............           (0.29)          0.79           0.80          0.54          1.11

LESS DIVIDENDS:
   Dividends from net investment
     income...................................           (0.48)         (0.50)         (0.50)        (0.51)        (0.44)
   Dividends from net realized capital gains..           (0.05)         (0.02)         (0.04)        (0.05)           --
Total dividends...............................           (0.53)         (0.52)         (0.54)        (0.56)        (0.44)

Net increase (decrease) in net asset
     value....................................           (0.82)          0.27           0.26         (0.02)         0.67
Net asset value, end of period................       $   10.36      $   11.18      $   10.91     $   10.65      $  10.67
                                                     ---------      ---------      ---------     ---------      --------
Total return(3)                                          (2.73)%         7.35%          7.78%         5.22%        11.29%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)..........       $  19,833      $  20,210      $  17,134     $  14,900      $ 10,850
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
     Reimbursement/waiver.....................            4.41%          4.52%          4.50%         4.78%         5.13%(5)
   Operating expenses including
     Reimbursement/waiver.....................            0.80%          0.81%          0.83%         0.77%         0.40%(5)
   Operating expenses excluding
     Reimbursement/waiver.....................            1.20%          1.23%          1.34%         1.34%         2.25%(5)
Portfolio turnover rate.......................              34%            41%            19%           13%           34%(4)


-------------------------------------

(1)  The Fund commenced operations on December 20, 1994.

(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997 and 1996 and for the period ended October 31, 1995 was $0.44, $0.45, $0.43, $0.45 and $0.28,
     respectively.

(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(4)  Not annualized.
(5)  Annualized.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROGALTEBND 3/1/00

[Front cover page]
Galaxy Tax-Exempt Bond Funds
The Galaxy Fund






Prospectus

February 29, 2000



Galaxy Tax-Exempt Bond Fund
Galaxy New Jersey Municipal Bond Fund
Galaxy New York Municipal Bond Fund
Galaxy Connecticut Municipal Bond Fund
Galaxy Massachusetts Municipal Bond Fund
Galaxy Rhode Island Municipal Bond Fund


Trust Shares







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

CONTENTS

1        Risk/return summary
1        Introduction
3        Galaxy Tax-Exempt Bond Fund
7        Galaxy New Jersey Municipal Bond Fund
11       Galaxy New York Municipal Bond Fund
15       Galaxy Connecticut Municipal Bond Fund
19       Galaxy Massachusetts Municipal Bond Fund
23       Galaxy Rhode Island Municipal Bond Fund
27       Additional information about risk

28       Fund management

29       How to invest in the Funds
29       Buying and selling shares
29            How to buy shares
30            How to sell shares
30            Other transaction policies

31       Dividends, distributions and taxes

33      Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Tax-Exempt Bond Funds. The Funds invest primarily in municipal securities, which are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax.

On the following pages, you'll find important information about each of the Galaxy Tax-Exempt Bond Funds, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.


WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for income that's free of federal income tax and who can accept fluctuations in price and yield. A Fund that specializes in a particular state is best suited to residents of that state who are also looking for income that is free of the state's income tax.

Tax-exempt funds are NOT appropriate investments for tax-deferred retirement accounts, such as IRAs, because their returns before taxes are generally lower than those of taxable funds.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this Prospectus as the ADVISER, "Adviser" is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FLEETBOSTON Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

[Sidenote:]
AVERAGE WEIGHTED MATURITY
average weighted maturity gives you the average time until all debt securities in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt securities held by a Fund with each maturity "weighted" according to the percentage of assets it represents.




THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following Main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.

- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[SIDENOTE:]


BEST QUARTER:                        6.59% FOR THE QUARTER ENDING MARCH 31, 1995
-------------                       ------------------------------------------------
WORST QUARTER:                      -5.39% FOR THE QUARTER ENDING MARCH 31, 1994
--------------                      ------------------------------------------------


[bar chart goes here]


    1992          1993        1994        1995         1996        1997        1998         1999
-------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
    9.25%        11.95%      -5.35%      16.04%       3.57%       8.99%        5.96%       -3.47%
-------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                              -3.47%             6.02%                5.64% (12/30/91)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond
Index                                     -2.06%             6.91%             6.20% (since 12/31/91)
----------------------------------- ------------------ ------------------- ------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management          Distribution        Other          Total Fund operating
                        fees                (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------

Trust Shares            0.75%(1)            None                0.16%          0.91%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.71%. This fee waiver may be revised or discontinued at any time.


[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                    $93                   $290                 $504                $1,120
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy New Jersey Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New Jersey personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New Jersey municipal securities, which are securities issued by the State of New Jersey and other government issuers and that pay interest which is exempt from both federal income tax and New Jersey personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's or, unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and by swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New Jersey municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect New Jersey. Other considerations affecting the Fund's investments in New Jersey municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The Bar Chart and the Table Below Show How the Fund has Performed in the Past and give some indication of the risk of investing in the Fund. Both Assume That All Dividends and Distributions are Reinvested in the Fund How the fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

THE BAR CHART SHOWS THE PERFORMANCE OF TRUST SHARES DURING THE LAST CALENDAR
YEAR.


[SIDENOTE:]

BEST QUARTER:                        0.42% FOR THE QUARTER ENDING MARCH 31, 1999
-------------                       ------------------------------------------------
WORST QUARTER:                      -2.35% FOR THE QUARTER ENDING JUNE 30, 1999
--------------                      ------------------------------------------------


[BAR CHART GOES HERE]

--------------
    1999
--------------
   -3.02%
--------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------------------
                                         1 YEAR               SINCE INCEPTION
----------------------------------- ------------------ ------------------------------
TRUST SHARES                             -3.02%                0.95% (4/3/98)
----------------------------------- ------------------ ------------------------------
LEHMAN BROTHERS
MUNICIPAL BOND INDEX                     -2.06%             1.76% (SINCE 3/31/98)
----------------------------------- ------------------ ------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management          Distribution        Other          Total Fund operating
                        fees                (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.87%(1)       1.62%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.25%. The Fund's administrator is waiving certain expenses so that Other expenses are expected to be 0.67%. Total Fund operating expenses after these waivers are expected to be 0.92%. These fee waivers may be revised or discontinued at any time.


[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                   $165                $511                  $881                 $1,922
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy New York Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York State and New York City personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by the State of New York and other government issuers and that pay interest which is exempt from federal income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, THE RATING OF a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.



- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.


- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Other considerations affecting the

     Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[SIDENOTE:]

BEST QUARTER:                       7.42% FOR THE QUARTER ENDING MARCH 31, 1995
-------------                       ---------------------------------------------
WORST QUARTER:                      -6.55% FOR THE QUARTER ENDING MARCH 31, 1994
--------------                      ---------------------------------------------

[bar chart goes here]


    1992          1993        1994        1995         1996        1997        1998         1999
-------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------
    8.29%        12.30%      -7.26%      17.09%       3.62%       8.89%        6.13%       -3.48%
-------------- ----------- ----------- ------------ ----------- ----------- ------------ -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                             -3.48%              6.24%                5.43% (12/31/91)
---------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond Index     -2.06%              6.91%                6.20% (since 12/31/91)
----------------------------------- ------------------ ------------------- ------------------------------


FOR CURRENT YIELD INFORMATION, PLEASE CALL 1-877-BUY-GALAXY (1-877-289-4252).

[Sidenote:]
THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS AN UNMANAGED INDEX WHICH TRACKS THE PERFORMANCE OF MUNICIPAL BONDS.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management          Distribution        Other          Total Fund operating
                        fees                (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.23%          0.98%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 0.78%. This fee waiver may be revised or discontinued at any time.


[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                    $100                $312                 $542                 $1,201
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Connecticut Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by the State of Connecticut and other government issuers and that pay interest which is exempt from both federal income tax and Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:




- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Because the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.


[SIDENOTE:]

BEST QUARTER:                       8.05% FOR THE QUARTER ENDING MARCH 31, 1995
-------------                       --------------------------------------------
WORST QUARTER:                      -7.01% FOR THE QUARTER ENDING MARCH 31, 1994
--------------                      --------------------------------------------


[bar chart goes here]


    1994          1995        1996        1997         1998        1999
-------------- ----------- ----------- ------------ ----------- -----------
   -8.01%        18.29%      3.56%        8.81%       6.07%       -2.65%
-------------- ----------- ----------- ------------ ----------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                             -2.65%              6.60%                4.61% (3/16/93)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond Index     -2.06%              6.91%                5.49% (Since 3/31/93)
----------------------------------- ------------------ ------------------- ------------------------------


FOR CURRENT YIELD INFORMATION, PLEASE CALL 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following TABLE SHOWS the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management fees     Distribution        Other          Total Fund operating
                                            (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.29%          1.04%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.64%. This fee waiver may be revised or discontinued at any time.


[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                   $106                $331                  $574                 $1,271
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Massachusetts Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts personal income tax, as is consistent with relative stability of principal.



THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts. Other considerations AFFECTING the Fund's investments in Massachusetts municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares has varied from year to year.

[SIDENOTE]

BEST QUARTER:                       7.52% FOR THE QUARTER ENDING MARCH 31, 1995
-------------                       ---------------------------------------------
WORST QUARTER:                      -7.14% FOR THE QUARTER ENDING MARCH 31, 1994
--------------                      ---------------------------------------------


[bar chart goes here]


    1994          1995        1996        1997         1998        1999
-------------- ----------- ----------- ------------ ----------- -----------
   -7.71%        17.40%      3.26%        9.09%       5.83%       -3.52%
-------------- ----------- ----------- ------------ ----------- -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------- ------------------ ------------------- ------------------------------
                                         1 year             5 years               Since inception
----------------------------------- ------------------ ------------------- ------------------------------
Trust Shares                             -3.52%              6.19%                 4.29% (3/12/93)
----------------------------------- ------------------ ------------------- ------------------------------
Lehman Brothers Municipal Bond Index     -2.06%              6.91%                 5.25% (since 2/28/93)
----------------------------------- ------------------ ------------------- ------------------------------


FOR CURRENT YIELD INFORMATION, PLEASE CALL 1-877-BUY-GALAXY (1-877-289-4252).


[SIDENOTE:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management          Distribution        Other          Total Fund operating
                        fees                (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.23%          0.98%(1)

----------------------- ------------------- ------------------- -------------- -----------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.58%. This fee waiver may be revised or discontinued at any time.


[Sidenote:]
PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------

Trust Shares                    $100                $312                 $542                 $1,201
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Rhode Island Municipal Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Rhode Island personal income tax, as is consistent with relative stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, and at least 65% of its total assets in Rhode Island municipal securities, which are securities issued by the State of Rhode Island and other government issuers and that pay interest which is exempt from both federal income tax and Rhode Island personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various issuers and industry sectors.

Nearly all of the Fund's investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or ARE unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security, unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:




- INTEREST RATE RISK - The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK - The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or by private entities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in Rhode Island municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Rhode Island. Other considerations affecting the Fund's investments in Rhode Island municipal securities are summarized in the Statement of Additional Information.
- SELECTION OF INVESTMENTS - The Adviser evaluates the RISKS and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and the table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Trust Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Retail A Shares and Trust Shares of the Fund have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses. Unlike Trust Shares, Retail A Shares of the Fund are subject to a front-end sales charge on purchases and, in certain cases, to a contingent deferred sales charge at the time shares are sold.


YEAR-BY-YEAR RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[SIDENOTE:]

BEST QUARTER:                       4.90% FOR THE QUARTER ENDING MARCH 31, 1995
-------------                       --------------------------------------------
WORST QUARTER:                      -1.90% FOR THE QUARTER ENDING JUNE 30, 1999
--------------                      --------------------------------------------


[bar chart goes here]


-------------- ----------- ----------- ------------ -----------
    1995         1996        1997        1998         1999
     ----         ----        ----        ----         ---
-------------- ----------- ----------- ------------ -----------
   14.32%        3.63%       8.54%        5.87%       -2.77%
-------------- ----------- ----------- ------------ -----------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.


----------------------------------- ------------------------ ------------------------- -------------------------------
                                            1 year                   5 years                  Since inception
----------------------------------- ------------------------ ------------------------- -------------------------------
Retail A Shares                             -6.39%                    4.96%                   4.96% (12/20/94)
----------------------------------- ------------------------ ------------------------- -------------------------------
Lehman Brothers Municipal Bond Index        -2.06%                    6.91%                   6.91% (since 12/31/94)
----------------------------------- ------------------------ ------------------------- -------------------------------

[SIDENOTE:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ------------------- ------------------- -------------- -----------------------------
                        Management          Distribution        Other          Total Fund operating
                        fees                (12b-1) fees        expenses       expenses
----------------------- ------------------- ------------------- -------------- -----------------------------
Trust Shares            0.75%(1)            None                0.42%          1.17%(1)
----------------------- ------------------- ------------------- -------------- -----------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.35%. Total Fund operating expenses after this waiver are expected to be 0.77%. This fee waiver may be revised or discontinued at any time.


[Sidenote:]
PORTFOLIO MANAGER
The adviser's tax-exempt investment policy committee is responsible for the day-to-day management of the fund's investment portfolio.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares                    $119                $372                 $644                 $1,420
----------------------- --------------------- -------------------- --------------------- --------------------

ADDITIONAL INFORMATION ABOUT RISK


The main risks associated with an investment in each of the Galaxy Tax-Exempt Bond Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its main investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income) and taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


Year 2000 risks

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


------------------------------------------------------- -----------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
------------------------------------------------------- -----------------------------------------------------------
Tax-Exempt Bond                                              0.55%
------------------------------------------------------- -----------------------------------------------------------
New Jersey Municipal Bond                                    0.25%
------------------------------------------------------- -----------------------------------------------------------
New York Municipal Bond                                      0.55%
------------------------------------------------------- -----------------------------------------------------------
Connecticut Municipal Bond                                   0.35%
------------------------------------------------------- -----------------------------------------------------------
Massachusetts Municipal Bond                                 0.35%
------------------------------------------------------- -----------------------------------------------------------
Rhode Island Municipal Bond                                  0.35%
------------------------------------------------------- -----------------------------------------------------------

HOW TO INVEST IN THE FUNDS


BUYING AND SELLING SHARES

Trust Shares of the Funds are available for purchase by investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation. Qualified accounts include discretionary investment management accounts, custodial accounts and agency accounts. Your institution can provide more information about which types of accounts are eligible.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your institution are open for business.

The price at which you buy shares is the net asset value (NAV) per share next determined after your order is accepted. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Trust Shares, minus the value of the Fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

[Sidenote:]
INVESTMENT MINIMUMS
Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions may. They may also require you to maintain a minimum account balance.


HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The institution holds the shares in your name and receives all confirmations of purchases and sales.

HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring sale proceeds to your financial institution, but your financial institution may do so. Contact your financial institution for more information.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares by 4:00 p.m. on the next business day, Galaxy won't accept your order. Galaxy will advise your financial institution if this happens.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds generally declare dividends from net investment income daily and pay them monthly. They normally distribute net capital gains annually. It's expected that the Funds' annual distributions will be mainly income dividends. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

It is expected that the Funds will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gains or taxable interest income will be taxable to you as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale or redemption of your shares, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Moreover, if you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of a Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by each Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

STATE AND LOCAL TAXES

Dividends paid by the Tax-Exempt Bond Fund that are attributable to interest earned by the Fund may be taxable to shareholders under state or local law. Each state-specific Fund intends to comply with certain state and/or local tax requirements so that its dividends will be exempt from the applicable state and/or local taxes described above in the description for such Fund. Dividends, if any, derived from interest on securities other than the state-specific municipal securities in which each Fund primarily invests or from any capital gains, will be subject to the particular state's taxes. However, with respect to the Connecticut Municipal Bond Fund, dividends, if any, derived from long-term capital gains on Connecticut municipal securities of issuers in Connecticut will not be suject to the Connecticut state income tax on individuals, trusts and estates if paid on Fund shares held as capital assets.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Trust Shares for the past five years (or the period since a particular Fund began operations). As of the date of this prospectus, Trust Shares of the Rhode Island Municipal Bond Fund had not been offered to investors. The financial highlights table shown below with respect to the Rhode Island Municipal Bond Fund reflects the financial performance of the Fund's Retail A Shares and is intended to provide you with a long-term perspective as to the Fund's financial history. Certain information in the financial highlights tables reflects the financial performance of a single Trust Share or, in the case of the Rhode Island Municipal Bond Fund, a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares (Retail A Shares in the case of the Rhode Island Municipal Bond Fund) of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                           Galaxy Tax-Exempt Bond Fund
                (For a share outstanding throughout each period)


                                                                             For the year ending October 31,
                                                      ------------------------------------------------------------------------------
                                                           1999             1998           1997           1996          1995
                                                           ----             ----           ----           ----          -----
                                                                                      Trust Shares
                                                      ------------------------------------------------------------------------------

Net asset value, beginning of period...............       $11.30           $11.06        $10.78         $10.78          $9.99
                                                          ------           ------        ------         ------          ------
Income from investment operations:
   Net investment income(1)........................         0.49             0.50          0.53           0.53           0.54
   Net realized and unrealized gain (loss)
     on investments................................        (0.83)            0.34          0.29             --           0.79
                                                           ------            ----          ----           ----           -----
Total from investment operations...................        (0.34)            0.84          0.82           0.53           1.33
                                                           ------            ----          ----           ----           ----
Less dividends:
  Dividends from net investment income.............        (0.49)           (0.51)        (0.53)         (0.53)         (0.54)
  Dividends from net realized capital gains........        (0.14)           (0.09)        (0.01)            --             --
                                                           ------           ------        ------         ------         -----
Total dividends....................................        (0.63)           (0.60)        (0.54)         (0.53)         (0.54)
                                                           ------           ------        ------         ------         ------

Net increase (decrease) in net asset value.........        (0.97)            0.24          0.28             --           0.79
                                                           ------           ------        ------        -------        ------
Net asset value, end of period.....................       $10.33           $11.30        $11.06         $10.78         $10.78
                                                           ------           ------        ------        -------        ------
  Total return....................................          3.25%            7.85%         7.75%          5.03%         13.62%
 Ratios/supplemental data:
  Net assets, end of period (000's)................     $141,999         $135,664      $122,218       $103,163        $91,740

Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................         4.46%            4.55%         4.85%          4.91%          5.18%
  Operating expenses including
     reimbursement/waiver..........................         0.71%            0.71%         0.70%          0.70%          0.72%
  Operating expenses excluding
     reimbursement/waiver..........................         0.91%            0.92%         0.96%          0.95%          0.97%
Portfolio turnover rate............................           23%              59%           78%            15%            11%
                                                                                                                       ------

-----------------------------


(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.47, $0.48, 0.51, $0.51 and $0.51, respectively.

                      Galaxy New Jersey Municipal Bond Fund
                 (For a share outstanding throughout the period)


                                                                                  FOR THE YEAR    FOR THE PERIOD
                                                                                  ENDING OCTOBER   ENDING OCTOBER
                                                                                        31,              31,
                                                                                  ---------------- ----------------
                                                                                       1999             1998(1)
                                                                                       ----             -----
                                                                                            TRUST SHARES
                                                                                            ------------
Net asset value, beginning of period............................................      $10.24             $10.00

Income from investment operations:
  Net investment income(2)......................................................        0.38               0.21
  Net realized and unrealized gain on investments...............................       (0.68)              0.24
Total from investment operations................................................       (0.30)              0.45

Less dividends:
  Dividends from net investment income..........................................       (0.38)             (0.21)

Total dividends.................................................................       (0.38)             (0.21)

Net increase in net asset value.................................................       (0.68)              0.24

Net asset value, end of period..................................................       $9.56             $10.24

Total return....................................................................       (3.06%)             4.48%(3)

Ratios/supplemental data:
  Net assets, end of period (000's).............................................      $7,422             $7,701
Ratios to average net assets:
  Net investment income including reimbursement/waiver..........................        3.76%              3.79%(4)
  Operating expenses including reimbursement/waiver.............................        0.92%              0.92%(4)
  Operating expenses excluding reimbursement/waiver.............................        1.63%              2.07%(4)
Portfolio turnover rate.........................................................          41%                53%(3)

         ---------------------

        (1)       The Fund commenced operations on April 3, 1998.
        (2) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and the Fund's administrator for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.30 and $0.15, respectively.
        (3)       Not annualized.
        (4)       Annualized.

                       Galaxy New York Municipal Bond Fund
                (For a share outstanding throughout each period)



                                                                        For the year ending October 31,
                                                 -------------------------------------------------------------------------------
                                                      1999             1998           1997           1996           1995
                                                      ----             ----           ----           ----           -----
                                                                                  Trust Shares
                                                 -------------------------------------------------------------------------------

Net asset value, beginning of period.............     $11.44            $11.09        $10.75         $10.78          $9.89
                                                      ------            ------        ------         ------          -----
Income from investment operations:
  Net investment income(1).......................       0.50              0.50          0.52           0.51           0.51
  Net realized and unrealized gain (loss)
     on investments..............................      (0.89)             0.35          0.34          (0.03)          0.89
                                                      ------            ------        ------         ------          -----
Total from investment operations.................      (0.39)             0.85          0.86           0.48           1.40
                                                      ------            ------        ------         ------          -----
Less dividends:
  Dividends from net investment income...........      (0.48)            (0.50)        (0.52)         (0.51)         (0.51)
                                                      ------            ------        ------         ------          -----
Total dividends..................................      (0.48)            (0.50)        (0.52)         (0.51)        (0.51)
                                                      ------            ------        ------         ------          -----

Net increase (decrease) in net asset value.......      (0.87)             0.35           0.34          (0.03)          0.89
                                                      ------            ------        ------         ------          -----
Net asset value, end of period...................     $10.57            $11.44        $11.09         $10.75         $10.78
                                                      ------            ------        ------         ------          -----
  Total return...................................      (3.54)%            7.82%          8.17%          4.55%         14.23%
 Ratios/supplemental data:
  Net assets, end of period (000's)..............    $36,696           $34,801        $27,562        $23,762        $23,077
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver........................       4.50%             4.42%          4.75%          4.75%          4.91%
  Operating expenses including
     reimbursement/waiver........................       0.77%             0.72%          0.71%          0.70%          0.74%
  Operating expenses excluding
     reimbursement/waiver........................       0.97%             0.99%          1.02%          1.10%          1.07%
Portfolio turnover rate..........................         24%               27%            61%            12%             5%


-----------------------------


(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.48, $0.47, $0.49, $0.47 and $0.48 , respectively.

                     Galaxy Connecticut Municipal Bond Fund
                (For a share outstanding throughout each period)



                                                                             For the year ending October 31,
                                                      ------------------------------------------------------------------------------
                                                           1999             1998           1997           1996           1995
                                                           ----             ----           ----           ----           -----
                                                                                       Trust Shares
                                                      ------------------------------------------------------------------------------

Net asset value, beginning of period...............       $10.82            $10.47         $10.14         $10.13          $9.22
                                                          ------            ------         ------         ------         ------
Income from investment operations:
  Net investment income(1).........................         0.45              0.45           0.47           0.44           0.46
  Net realized and unrealized gain (loss)
     on investments................................        (0.73)             0.35           0.33           0.01           0.91
                                                          ------            ------         ------         ------         ------
Total from investment operations...................        (0.28)             0.80           0.80           0.45           1.37
                                                          ------            ------         ------         ------         ------
Less dividends:
  Dividends from net investment income.............        (0.45)            (0.45)         (0.47)         (0.44)         (0.46)
                                                          ------            ------         ------         ------         ------
Total dividends....................................        (0.45)            (0.45)         (0.47)         (0.44)        (0.46)
                                                          ------            ------         ------         ------         ------

Net increase (decrease) in net asset value.........        (0.73)             0.35           0.33           0.01           0.91
                                                          ------            ------         ------         ------         ------
Net asset value, end of period.....................       $10.09            $10.82         $10.47         $10.14         $10.13
                                                          ------            ------         ------         ------         ------
  Total return....................................         (2.68)%            7.81%          8.06%          4.54%         15.21%
 Ratios/supplemental data:
  Net assets, end of period (000's)................      $17,848           $13,913        $9,866         $6,348         $4,083

Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................         4.26%             4.24%         4.51%          4.34%          4.76%
  Operating expenses including
     reimbursement/waiver..........................         0.65%             0.67%         0.49%          0.49%          0.45%
  Operating expenses excluding
     reimbursement/waiver..........................         1.05%             1.10%         1.10%          1.17%          1.24%
Portfolio turnover rate............................           53%               46%           42%             3%             7%

-----------------------------


(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.41, $0.40, $0.41, $0.37 and $0.38, respectively.

                    Galaxy Massachusetts Municipal Bond Fund
                (For a share outstanding throughout each period)



                                                                             For the year ending October 31,
                                                      ------------------------------------------------------------------------------
                                                           1999             1998           1997           1996           1995
                                                           ----             ----           ----           ----           -----
                                                                                       Trust Shares
                                                      ------------------------------------------------------------------------------

Net asset value, beginning of period...............       $10.53           $10.25          $ 9.94         $ 9.98          $9.12
                                                          ------           ------          ------         ------          -----
Income from investment operations:
  Net investment income(1).........................         0.45             0.47            0.46           0.46           0.45
  Net realized and unrealized gain (loss)
     on investments................................        (0.77)            0.27            0.32          (0.04)          0.86
                                                          ------           ------          ------         ------          -----
Total from investment operations...................        (0.32)            0.74            0.78           0.42           1.31
                                                          ------           ------          ------         ------          -----

Less dividends:
  Dividends from net investment income.............        (0.45)           (0.46)          (0.47)         (0.46)         (0.45)
                                                          ------           ------          ------         ------          -----
Total dividends....................................        (0.45)           (0.46)          (0.47)         (0.46)         (0.45)
                                                          ------           ------          ------         ------          -----
Net increase (decrease) in net asset value.........        (0.77)            0.28            0.31          (0.04)          0.86
                                                          ------           ------          ------         ------          -----
Net asset value, end of period.....................        $9.76           $10.53          $10.25         $ 9.94          $9.98
                                                          ------           ------          ------         ------          -----
  Total return....................................         (3.17)%           7.42%            8.06%          4.27%         14.72%
 Ratios/supplemental data:
  Net assets, end of period (000's)................      $33,897          $23,371          $13,986        $11,047         $7,607
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................         4.36%           4.49%            4.57%          4.60%          4.73%
  Operating expenses including
     reimbursement/waiver..........................         0.61%           0.60%            0.44%          0.48%          0.52%
  Operating expenses excluding
     reimbursement/waiver..........................         1.01%           1.03%            1.01%          1.14%          1.31%
Portfolio turnover rate............................           34%             44%              48%            16%            19%

-----------------------------


(1) Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.41, $0.42, $0.40, $0.40 and $0.38, respectively.

                     Galaxy Rhode Island Municipal Bond Fund
                 (For a share outstanding throughout the period)



                                                                   For the year ending October 31,                     For the
                                                   ---------------------------------------------------------------  period ending
                                                                                                                     October 31,
                                                        1999             1998            1997            1996          1995(1)
                                                        ----             ----            ----            ----          -------
                                                                                  Retail A Shares
                                                   ------------------------------------------------------------------------------

Net asset value, beginning of period............      $11.18            $10.91           $10.65           $10.67        $10.00
                                                      ------            ------           ------           ------        ------
Income from investment operations:
  Net investment income(2)......................        0.48              0.50             0.48             0.51          0.44
Net realized and unrealized gain
     on investments.............................       (0.77)             0.29             0.32             0.03          0.67
                                                      ------            ------           ------           ------        ------
Total from investment operations................       (0.29)             0.79             0.80             0.54          1.11
                                                      ------            ------           ------           ------        ------
Less dividends:
  Dividends from net investment income..........       (0.48)            (0.50)           (0.50)           (0.51)        (0.44)
  Dividends from net realized capital gains.....       (0.05)            (0.02)           (0.04)           (0.05)           --
                                                      ------            ------           ------           ------        ------
Total dividends.................................       (0.53)            (0.52)           (0.54)           (0.56)        (0.44)
                                                      ------            ------           ------           ------        ------
Net increase (decrease) in net asset value......       (0.82)             0.27             0.26            (0.02)         0.67
                                                      ------            ------           ------           ------        ------
Net asset value, end of period..................      $10.36            $11.18           $10.91           $10.65        $10.67
                                                      ------            ------           ------           ------        ------
Total return(3).................................       (2.73)%            7.35%            7.78%            5.22%        11.29%(4)
Ratios/supplemental data:
  Net assets, end of period (000's).............     $19,833           $20,210          $17,134          $14,900       $10,850
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver.......................        4.41%             4.52%            4.50%            4.78%         5.13%(5)
  Operating expenses including
     reimbursement/waiver.......................        0.80%             0.81%            0.83%            0.77%         0.40%(5)
  Operating expenses excluding
     reimbursement/waiver.......................        1.20%             1.23%            1.34%            1.34%         2.25%(5)
Portfolio turnover rate.........................          34%               41%              19%              13%           34%(4)

 ------------------------


(1)      The Fund commenced operations on December 20, 1994.
(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the fiscal years ended October 31, 1999, 1998, 1997 and 1996 and for the period ended October 31, 1995 was $0.44, $0.45, $0.43, $0.45, and $0.28, respectively.
(3) Calculation does not include the effect of any sales charge for Retail A Shares.
(4)      Not annualized.
(5)      Annualized.

[Back Cover Page]

Where to find more information


You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549- 0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROGALTEBND 3/1/00

[Front cover page]
Galaxy Money Market Funds
The Galaxy Fund







Prospectus
February 29, 2000


Galaxy Money Market Fund

Galaxy Government Fund

Galaxy U.S. Treasury Fund

Galaxy Tax-Exempt Fund

Galaxy Connecticut Municipal Money Market Fund

Galaxy Massachusetts Municipal Money Market Fund

Galaxy New York Municipal Money Market Fund

Retail A Shares and Retail B Shares







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Risk/return summary

1        Introduction

3        Galaxy Money Market Fund

7        Galaxy Government Fund

10       Galaxy U.S. Treasury Fund

13       Galaxy Tax-Exempt Fund

17       Galaxy Connecticut Municipal Money Market Fund

20       Galaxy Massachusetts Municipal Money Market Fund

24       Galaxy New York Municipal Money Market Fund

27       Additional information about risk

28       Investor guidelines

29       Fund management

30       How to invest in the Funds

30       About sales charges

31       Buying, selling and exchanging shares

32            How to buy shares

34            How to sell shares

35            How to exchange shares

36            Other transaction policies

37       Dividends, distributions and taxes

39       Galaxy investor programs

39       Retirement plans

39       Other  programs

41       How to reach Galaxy

42       Financial highlights

RISK/RETURN SUMMARY


INTRODUCTION

This prospectus describes the Galaxy Money Market Funds. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each Galaxy Money Market Fund including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis

-    the fees and expenses that you will pay as an investor in the Fund.



[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.


WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 28, you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Money Market Funds is best suited to you.



THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The

Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.



AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


[Sidenote:]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The returns for Retail B Shares of the Fund were different than the figures shown because each class of shares has different expenses.



[Sidenote:]
BEST QUARTER:   1.96% for the quarter ending June 30, 1990
WORST QUARTER:  0.65% for the quarter ending September 30, 1993



[bar chart goes here]


 1990         1991        1992       1993        1994        1995        1996       1997        1998          1999
----------------------------------------------------------------------------------------------------------------------
8.01%         6.13%       3.54%      2.73%       3.68%       5.29%       4.73%      4.99%       4.96%         4.63%
----------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 1999, after taking into account any sales charges.



-------------------------------------------------------------------------------------------------------------------------------
                                  1 Year                5 Years                 10 Years                Since Inception
-------------------------------------------------------------------------------------------------------------------------------
Retail A Shares                    4.63%                 4.92%                    4.86%                  5.50% (11/17/86)
-------------------------------------------------------------------------------------------------------------------------------
Retail B Shares                   -1.08%                   --                       --                   3.11% (3/6/97)
-------------------------------------------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The Fund offers both Retail A Shares and Retail B Shares. There are no sales charges (sometimes called front-end loads) when you buy Retail A Shares or Retail B Shares of the Fund. However, if you buy Retail B Shares of the Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares.

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)


                                            Maximum sales charge (load) on      Maximum deferred sales charge (load)
                                            purchases shown as a % of the        shown as a % of the offering price
                                                    offering price               or sale price, whichever is less
----------------------------------------------------------------------------------------------------------------------
Retail A Shares                                          None                                       None
----------------------------------------------------------------------------------------------------------------------
Retail B Shares                                          None                                     5.00%(1)
----------------------------------------------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)



                                                  Distribution and                                      Total Fund
                             Management fees     service (12b-1) fees       Other expenses         operating expenses
----------------------------------------------------------------------------------------------------------------------
Retail A Shares                  0.40%(2)               None                     0.28%                   0.68%(2)
----------------------------------------------------------------------------------------------------------------------
Retail B Shares                  0.40%(2)               0.75%(2)                 0.26%                   1.41%(2)
----------------------------------------------------------------------------------------------------------------------


(1) This amount applies if you sell your shares in the first year after purchase and gradually declines to 1% in the sixth year after purchase. After six years, your Retail B Shares will automatically convert to Retail A Shares. See "How to invest in the Funds - About sales charges."

(2) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. Affiliates of the Adviser are waiving a portion of the Distribution and Service (12b-1) fees for Retail B Shares so that such fees are expected to be 0.73%. Total Fund operating expenses after these waivers are expected to be 0.64% for Retail A Shares and 1.35% for Retail B Shares. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund

-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Retail B Shares convert to Retail A Shares after six years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                 $69                  $218                 $379                  $847
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                 $644                 $746                 $971                  $1,309
-------------------------------------------------------------------------------------------------------------
If you hold Retail B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------- --------------------- -------------------- --------------------- --------------------
Retail B Shares                 $144                 $446                 $771                  $1,309
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Government Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.


[Sidenote:]
U.S. GOVERNMENT  OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:   1.96% for the quarter ending June 30, 1990
Worst quarter:  0.68% for the quarter ending June 30, 1993


[bar chart goes here]


------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
 1990         1991        1992       1993        1994        1995        1996       1997        1998        1999
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
7.96%         6.23%       3.45%      2.88%       3.73%       5.25%       4.67%      4.89%       4.85%       4.49%
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 1999.



----------------------- ---------------------- ----------------------- --------------------- -------------------------
                               1 year                 5 years                10 years            Since inception
----------------------- ---------------------- ----------------------- --------------------- -------------------------
Retail A Shares                4.49%                   4.83%                  4.83%               5.45% (11/17/86)
----------------------- ---------------------- ----------------------- --------------------- -------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)



------------------------- ---------------------- ---------------------- ----------------------- ----------------------
                                                  Distribution                                   Total Fund operating
                             Management fees      (12b-1) fees               Other expenses            expenses
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Retail A Shares                  0.40%(1)                None                     0.28%                 0.68%(1)
------------------------- ---------------------- ---------------------- ----------------------- ----------------------



(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.39%. Total Fund operating expenses after this waiver are expected to be 0.67%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                 $69                   $218                $379                  $847
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy U.S. Treasury Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.


[Sidenote:]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:


- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:   1.28% for the quarter ending June 30, 1995
Worst quarter:  0.65% for the quarter ending June 30, 1993



[bar chart goes here]



---------------- -------------- ------------- -------------- ------------- -------------- -------------- -------------
1992             1993           1994          1995           1996          1997           1998           1999
---------------- -------------- ------------- -------------- ------------- -------------- -------------- -------------
3.39%            2.74%          3.58%         5.05%          4.59%         4.70%          4.63%          4.20%
---------------- -------------- ------------- -------------- ------------- -------------- -------------- -------------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 1999.




--------------------------- ------------------------ ------------------------ ------------------------
                                    1 year                   5 years              Since inception
--------------------------- ------------------------ ------------------------ ------------------------
Retail A Shares                      4.20%                    4.63%                4.27% (1/22/91)
--------------------------- ------------------------ ------------------------ ------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND


There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)



------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                                Distribution                                   Total Fund operating
                            Management fees      (12b-1) fees              Other expenses            expenses
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
Retail A Shares                  0.39%                  None                   0.26%                   0.65%
------------------------ ---------------------- ---------------------- ---------------------- ----------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                 $66                  $208                 $362                  $810
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Tax-Exempt Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION securities are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION securities are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
     The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.




[Sidenote:]
Best quarter:  1.41% for the quarter ending December 31, 1990
Worst quarter: 0.45% for the quarter ending September 30, 1993

[bar chart goes here]


------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
    1990         1991       1992        1993        1994        1995       1996        1997        1998        1999
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------
   5.52%        4.18%       2.46%      2.01%       2.27%       3.19%       2.78%      2.99%       2.81%        2.59%
------------- ----------- ---------- ----------- ----------- ----------- ---------- ----------- ----------- ----------



AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.



--------------------------- ------------------ ------------------ -------------------- -----------------------------
                                 1 year             5 years            10 years              Since inception
--------------------------- ------------------ ------------------ -------------------- -----------------------------
Retail A Shares                   2.59%              2.87%               3.07%                3.43% (6/23/88)
--------------------------- ------------------ ------------------ -------------------- -----------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)



----------------------- ----------------------- ----------------------- ---------------------- -----------------------
                                                     Distribution                               Total Fund operating
                           Management fees           (12b-1) fees          Other expenses             expenses
----------------------- ----------------------- ----------------------- ---------------------- -----------------------
Retail A Shares                 0.40%                    None                  0.24%                    0.64%
----------------------- ----------------------- ----------------------- ---------------------- -----------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                 $65                  $205                 $357                  $798
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Connecticut Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The return for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of the Fund has varied from year to year.



[Sidenote:]
Best quarter:  0.78% for the quarter ending June 30, 1995
Worst quarter: 0.36% for the quarter ending March 31, 1994

[bar chart goes here]



--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
        1994                1995                1996               1997                1998               1999
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------
       1.99%                2.97%              2.78%               2.98%              2.77%               2.53%
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, after taking into account any sales charges on Investment Shares of the Predecessor Fund.



--------------------------- ------------------------ ------------------------ ------------------------
                            1 year                   5 years                  Since inception
--------------------------- ------------------------ ------------------------ ------------------------
Retail A Shares             2.53%                    2.81%                    2.64% (10/4/93)
--------------------------- ------------------------ ------------------------ ------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.


Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ----------------------- ----------------------- ---------------------- -----------------------
                                                     Distribution                               Total Fund operating
                           Management fees           (12b-1) fees          Other expenses             expenses
----------------------- ----------------------- ----------------------- ---------------------- -----------------------
Retail A Shares                 0.40%                 None                     0.25%                    0.65%
----------------------- ----------------------- ----------------------- ---------------------- -----------------------




EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                 $66                  $208                 $362                  $810
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Massachusetts Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and commercial paper.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.

- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR  YEARS

The bar chart shows how the performance of the Fund has varied from year to year.



[Sidenote:]
Best quarter:   0.86% for the quarter ending June 30, 1995
Worst quarter:  0.39% for the quarter ending March 31, 1994

[bar chart goes here]


------------------ ------------------ --------------------- --------------------- ---------------------- ----------------------
      1994               1995                 1996                  1997                  1998                   1999
------------------ ------------------ --------------------- --------------------- ---------------------- ----------------------
      2.15%              3.23%               2.78%                 2.96%                  2.79%                  2.56%
------------------ ------------------ --------------------- --------------------- ---------------------- ----------------------


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns for the periods ended December 31, 1999.



--------------------------- ------------------------ ------------------------ ------------------------
                            1 year                   5 years                  Since inception
--------------------------- ------------------------ ------------------------ ------------------------
Retail A Shares             2.56%                    2.86%                    2.71% (10/05/93)
--------------------------- ------------------------ ------------------------ ------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------- ----------------------- ----------------------- ---------------------- -----------------------
                                                 Distribution (12b-1)                           Total Fund operating
                           Management fees               fees              Other expenses             expenses
----------------------- ----------------------- ----------------------- ---------------------- -----------------------
Retail A Shares                 0.40%                 None                     0.25%                    0.65%
----------------------- ----------------------- ----------------------- ---------------------- -----------------------





EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown

-   your investment has a 5% return each year

-   the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                               1 year               3 years              5 years              10 years
----------------------- --------------------- -------------------- --------------------- --------------------
Retail A Shares                 $66                  $208                 $362                  $810
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy New York Municipal Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers and that pay interest which is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.

- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The Fund had not commenced operations prior to the date of this prospectus. No performance information is presented because the Fund has less than one full calendar year of performance history.


FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Retail A Shares of the Fund. The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)

----------------------- ----------------- ------------------- ------------- --------------
                                                                            Total Fund
                                          Distribution        Other         operating
                        Management fees   (12b-1) fees        expenses      expenses
----------------------- ----------------- ------------------- ------------- --------------
Retail A Shares         0.40%             None                0.25%(1)      0.65%
----------------------- ----------------- ------------------- ------------- --------------


(1) Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------- --------------------- --------------------
                        1 year                3 years
----------------------- --------------------- --------------------
Retail A Shares         $73                   $227
----------------------- --------------------- --------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Money Market Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, and New York Municipal Money Market Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's total assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goals. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problems, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in each of the Galaxy Money Market Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your investment professional for help in deciding which Fund is right for you.



------------------------------------------------------- -----------------------------------------------------
Galaxy Fund                                               May be best suited for...
------------------------------------------------------- -----------------------------------------------------
Galaxy Money Market Fund                                investors who want a flexible and convenient way to
                                                        manage cash while earning money market returns
------------------------------------------------------- -----------------------------------------------------
Galaxy Government Fund                                  investors who want a way to earn money market
                                                        returns with the extra margin of safety associated
                                                        with U.S. Government obligations
------------------------------------------------------- -----------------------------------------------------
Galaxy U.S. Treasury Fund                               investors who want a way to earn money market
                                                        returns from U.S. Treasury obligations that are
                                                        generally free from state and local taxes
------------------------------------------------------- -----------------------------------------------------
Galaxy Tax-Exempt Fund                                  investors who want a way to earn money market
                                                        returns that are free from federal income tax
------------------------------------------------------- -----------------------------------------------------
Galaxy Connecticut Municipal Money Market Fund          investors who want a way to earn money market
                                                        returns that are free from both regular federal
                                                        income tax and the Connecticut state income tax on
                                                        individuals, trusts and estates
------------------------------------------------------- -----------------------------------------------------
Galaxy Massachusetts Municipal Money Market Fund        investors who want a way to earn money market returns
                                                        that are free from both regular federal income tax
                                                        and Massachusetts personal income tax
------------------------------------------------------- -----------------------------------------------------
Galaxy New York Municipal Money Market Fund             investors who want a way to earn money market
                                                        returns that are free from both regular federal
                                                        income tax and New York State and New York City
                                                        personal income tax
------------------------------------------------------- -----------------------------------------------------

[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

FUND MANAGEMENT


ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for, all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES


The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below. The New York Municipal Money Market Fund had not commenced operations prior to the date of this prospectus. The Adviser is entitled to receive advisory fees with respect to the New York Municipal Money Market Fund at the annual rate of 0.40% of the first $750,000,000 of the Fund's average daily net asset plus 0.35% of average daily net assets in excess of $750,000,000. The fee shown below with respect to the New York Municipal Money Market Fund is that which is currently in effect.


--------------------------------------------------------- ----------------------------------
                                                                 Management fee as a
Fund                                                           % of average net assets
--------------------------------------------------------- ----------------------------------
Money Market                                                             0.36%
--------------------------------------------------------- ----------------------------------
Government                                                               0.39%
--------------------------------------------------------- ----------------------------------
U.S. Treasury                                                            0.39%
--------------------------------------------------------- ----------------------------------
Tax-Exempt                                                               0.40%
--------------------------------------------------------- ----------------------------------
Connecticut Municipal Money Market                                       0.36%
--------------------------------------------------------- ----------------------------------
Massachusetts Municipal Money Market                                     0.37%
--------------------------------------------------------- ----------------------------------
New York Municipal Money Market                                          0.40%
--------------------------------------------------------- ----------------------------------

HOW TO INVEST IN THE FUNDS

All of the Funds offer Retail A Shares. The Money Market Fund also offers Retail B Shares.


ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) when you buy either Retail A Shares or Retail B Shares of a Fund. If you buy Retail B Shares of the Money Market Fund, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) if you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:


------------------------------------------------------------------------------------------------ -------------------
                                                                                                        You'll pay a
If you sell your shares                                                                                      CDSC of
------------------------------------------------------------------------------------------------ -------------------
during the first year                                                                                         5.00%
------------------------------------------------------------------------------------------------ -------------------
during the second year                                                                                        4.00%
------------------------------------------------------------------------------------------------ -------------------
during the third year                                                                                         3.00%
------------------------------------------------------------------------------------------------ -------------------
during the fourth year                                                                                        3.00%
------------------------------------------------------------------------------------------------ -------------------
during the fifth year                                                                                         2.00%
------------------------------------------------------------------------------------------------ -------------------
during the sixth year                                                                                         1.00%
------------------------------------------------------------------------------------------------ -------------------
after the sixth year                                                                                           None
------------------------------------------------------------------------------------------------ -------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Retail B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Retail B Shares that you acquire by reinvesting your dividends and distributions.

There's no CDSC when Retail B Shares of the Money Market Fund are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your investment professional or Galaxy's distributor, or consult the SAI, for other instances in which the CDSC is waived. To contact Galaxy's distributor, call 1-877-BUY-GALAXY (1-877-289-4252).

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Retail A Shares of the Funds can pay shareholder service fees at an annual rate of up to 0.50% of each Fund's Retail A Share assets. The Funds do not intend to pay more than 0.10% in shareholder service fees with respect to Retail A Shares during the current fiscal year.

Retail B Shares of the Money Market Fund can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.15% of the Fund's Retail B Share assets. The Fund does not intend to pay more than 0.75% in distribution and shareholder service (12b-1) fees during the current fiscal year. Galaxy has adopted a plan under Rule 12b-1 that allows the Money Market Fund to pay fees from its Retail B Share assets for selling and distributing Retail B Shares and for providing services to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


CONVERTING RETAIL B SHARES TO RETAIL A SHARES

Six years after you buy Retail B Shares of the Money Market Fund, they will automatically convert to Retail A Shares of the Fund. This allows you to benefit from the lower annual expenses of Retail A Shares.


[Sidenote:]
Retail B Shares of the Money Market Fund have higher operating expenses than Retail A Shares of the Fund and may not be appropriate for investors who do not plan to exchange their Retail B Shares for Retail B Shares of another Galaxy Fund.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Retail A Shares or Retail B Shares, minus the value of the Fund's liabilities attributable to Retail A Shares or Retail B Shares, divided by the number of Retail A Shares or Retail B Shares held by investors.


BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Retail A Shares and Retail B Shares of the Funds on any day that the Funds are open for business, which is any day the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.


If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before

4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC in the case of Retail B Shares of the Money Market Fund. NAV is determined on each day the New York Stock Exchange is open for trading as of 11:00 a.m. (Eastern time) and at the close of regular trading (usually 4:00 p.m. Eastern time).


The Funds' assets are valued at amortized cost, which is approximately equal to market value.


HOW TO BUY SHARES

You can buy shares through your financial institution or directly from Galaxy's distributor by calling 1-877-BUY-GALAXY (1-877-289-4252). A broker or agent who places orders on your behalf may charge you a separate fee for their services.

BUYING BY MAIL
Complete an account application and mail it, together with a check payable to each Fund in which you want to invest, to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

To make additional investments, send your check to the address above along with one of the following:

- The detachable slip that's included with your Galaxy statement or your confirmation of a prior transaction
- A letter stating the amount of your investment, the name of the Fund you want to invest in, and your account number

If your check is returned because of insufficient funds, we'll cancel your order.

[Sidenote:]

MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is:
-    $2,500 for regular accounts
-    $500 for retirement plan accounts such as IRA, SEP and Keogh Plan accounts
-    $100 for college savings accounts, including Education IRA accounts

There is generally no minimum initial investment if you participate in the Automatic Investment Program or in a salary reduction retirement plan such as a SIMPLE IRA or 401(k). You generally can make additional investments for as little as $100. See GALAXY INVESTOR PROGRAMS below for information on other minimums for initial and additional investments.

Usually, you must keep at least $250 in your account other than retirement plan accounts. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.


BUYING BY WIRE
To make an initial or additional investment by wire, send U.S. funds through the Federal Reserve System to Fleet National Bank as agent for Galaxy's distributor. You should wire money and registration instructions to:

Fleet National Bank
75 State Street
Boston, MA  02109

ABA #0110-0013-8
DDA #79673-5702
Ref:  The Galaxy Fund
   (Account number)
   (Account registration)

Before making an initial investment by wire, you must complete an account application and send it to The Galaxy Fund, P.O. Box 6520, Providence, RI 02940-6520. Your order will not be effected until the completed account application is received by Galaxy. Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) for an account application.

Your financial institution may charge you a fee for sending funds by wire.

CUSTOMERS OF FINANCIAL INSTITUTIONS
If you are a customer of a financial institution such as a bank, savings and loan association or broker-dealer, including a financial institution affiliated with the Adviser, you should place your order through your financial institution. Your financial institution is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your financial institution.

HOW TO SELL SHARES

You can sell your shares in several ways: by mail, by telephone, by wire, or through your financial institution.

SELLING BY MAIL

Send your request in writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You must include the following:
-    The name of the Fund
-    The number of shares or the dollar amount you want to sell
-    Your account number
-    Your Social Security number or tax identification number

- The signatures of each registered owner of the account (the signatures must match the names on the account registration).


Additional documents may be required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators or guardians.


[Sidenote:]
SIGNATURE GUARANTEES
When selling your shares by mail or by phone, you must have your signature guaranteed if:
-    you're selling shares worth more than $50,000,
- you want Galaxy to send your money to an address other than the address on your account, unless your money is transferred to a successor custodian,
- you want Galaxy to send your money to the address on your account that's changed within the last 30 days, or
-    you want Galaxy to make the check payable to someone else.

Your signature must be guaranteed by a bank that's a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible institution. A notarized signature is not sufficient.


SELLING BY PHONE
You can sell shares by calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) unless you tell Galaxy on the account application or in writing that you don't want this privilege.

If you have difficulty getting through to Galaxy because of unusual market conditions, consider selling your shares by mail or wire.

SELLING BY WIRE
Notify Galaxy's distributor by phone or wire that you wish to sell shares and have the sale proceeds wired to your account at any financial institution in the U.S. To be eligible to use this privilege, you must complete the appropriate section on the account application or notify Galaxy in writing (with a signature guarantee). Your sale proceeds must be more than $1,000.

The sale proceeds must be paid to the same bank and account you named on your application or in your written instructions.

CUSTOMERS OF FINANCIAL INSTITUTIONS
Please contact your financial institution for information on how to sell your shares. The financial institution is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your financial institution, but your financial institution may charge you a fee.


HOW TO EXCHANGE SHARES

You may exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange Retail A Shares of a Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.

You may exchange Retail B Shares of the Money Market Fund for Retail B Shares of any other Galaxy Fund. You won't pay a contingent deferred sales charge when you exchange your Retail B Shares. However, when you sell the Retail B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Retail B Shares which you exchanged.


TO EXCHANGE SHARES:
- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-    send your request in writing to:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

-    ask your financial institution.

Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise you if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy may refuse your order to sell or exchange shares by wire or telephone if it believes it is advisable to do so. Galaxy or its distributor may change or cancel the procedures for selling or exchanging shares by wire or telephone at any time without notice.

If you sell or exchange shares by telephone, you may be responsible for any fraudulent telephone orders as long as Galaxy has taken reasonable precautions to verify your identity, such as requesting information about the way in which your account is registered or about recent transactions in your account.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to you within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

If any shares that you're selling are part of an investment you've paid for with a personal check, Galaxy will delay sending your sales proceeds until the check clears, which can take up to 15 days from the purchase date.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


MONEY MARKET, GOVERNMENT AND U.S. TREASURY FUNDS

Distributions by these Funds will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS

Distributions by these Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but none of these Funds expects that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of these Funds generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by one or more of these Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


CONNECTICUT MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates ("CSIT"). However, dividends, if any, derived from interest or long-term capital gains on securities other than Connecticut municipal securities, or from any short-term capital gains, will be subject to the CSIT.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from any capital gains, will be subject to Massachusetts personal income tax.


NEW YORK MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will be generally exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from any capital gains, will be subject to New York State and New York City personal income tax.


ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.


OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state or localities within the state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

GALAXY INVESTOR PROGRAMS


RETIREMENT PLANS

Retail A Shares and Retail B Shares of the Funds are available for purchase in connection with any of the following retirement plans:

- Individual Retirement Arrangements (IRAs), including Traditional, Roth, Rollover and Education IRAs
-    Simplified Employee Pension Plans (SEPs)
-    Keogh money purchase and profit sharing plans
- Salary reduction retirement plans set up by employers for their employees, which are qualified under Sections 401(k) and 403(b) of the Internal Revenue Code
- SIMPLE IRA plans which are qualified under Section 408(p) of the Internal Revenue Code


For information about eligibility requirements and other matters concerning these plans and to obtain an application, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252).


OTHER PROGRAMS

It's also easy to buy or sell shares of the Funds by using one of the programs described below. Just tell Galaxy the amount and how frequently you want to buy or sell shares and Galaxy does the rest. For further information on any of these programs, call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) or your financial institution.

AUTOMATIC INVESTMENT PROGRAM

You can make automatic investments from your bank account every month or every quarter. You can choose to make your investment on any day of the month or quarter. The minimum investment is $50 a month or $150 a quarter except for Education IRAs, in which case the minimum investment is $40 a month or $125 a quarter.


PAYROLL DEDUCTION PROGRAM

You can make regular investments from your paycheck. The minimum investment is $25 per pay period. Send a completed Galaxy Payroll Deduction Application to your employer's payroll department. They'll arrange to have your investment deducted from your paycheck.


COLLEGE INVESTMENT PROGRAM

The minimum for initial and additional investments through the College Investment Program is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $50. You can also save for college by opening an Education IRA account. The minimum for initial and additional investments in an Education

IRA is $100 unless you participate in the Automatic Investment Program, in which case the minimum for initial and additional investments is $40.


CHECKWRITING

You can sign up for Galaxy's checkwriting privilege by completing the signature card that accompanies the account application or by writing or calling Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252) to obtain a signature card. There is no limit on the number of checks you can write each month, although each check must be in an amount of at least $250. Galaxy may impose a fee for use of the checkwriting privilege. Please note that you can't write a check to close your account.


DIRECT DEPOSIT PROGRAM

This program lets you deposit your Social Security payments in your Fund account automatically. There's no minimum deposit. You can cancel the program by notifying the Social Security Administration in writing.


SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals from your Fund account every month, every quarter, every six months or once a year. You need a minimum account balance of $10,000 to participate in the plan. No CDSC will be charged on withdrawals of Retail B Shares of the Money Market Fund made through the plan that don't annually exceed 12% of your account's value.

You may cancel your participation in any of these programs, other than the Direct Deposit Program, by writing to Galaxy at:

     The Galaxy Fund
     P.O. Box 6520
     Providence, RI  02940-6520

Please allow at least five days for the cancellation to be processed.

HOW TO REACH GALAXY


THROUGH YOUR FINANCIAL INSTITUTION

Your financial institution can help you buy, sell or exchange shares and can answer questions about your account.


GALAXY SHAREHOLDER SERVICES

Call Galaxy's distributor at 1-877-BUY-GALAXY (1-877-289-4252), Monday through Friday, 8 a.m. to 6 p.m. (Eastern time), for help from a Galaxy representative.


INVESTCONNECT

InvestConnect is Galaxy's Shareholder Voice Response System. Call
1-877-BUY-GALAXY (1-877-289-4252) from any touch-tone phone for automated access to account information and current Fund prices and performance, or to place orders to sell or exchange shares. It's available 24 hours a day, seven days a week.

If you live outside the United States, you can contact Galaxy by calling 1-508-871-4121.


THE INTERNET

Please visit Galaxy's Web site at:

www.galaxyfunds.com

[Sidenote:]
HEARING IMPAIRED
Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the financial performance for the Funds' Retail A Shares and/or Retail B Shares for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). Certain information reflects the financial performance of a single Retail A Share or Retail B Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares and/or Retail B Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP. No financial highlights are presented for the New York Municipal Money Market Fund because the Fund had not commenced operations prior to the date of this prospectus.


As discussed above in "Risk/return summary - Connecticut Municipal Money Market Fund," prior to December 4, 1995, the predecessor to the Connecticut Municipal Money Market Fund (Predecessor Fund) offered and sold two classes of shares, Investment Shares and Trust Shares. Investment Shares of the Predecessor Fund were similar to the Retail A Shares which the Connecticut Municipal Money Market Fund currently offers. Accordingly, Trust Shares of the Predecessor Fund have not been included in the financial highlights table for the Connecticut Municipal Money Market Fund set forth below.

                             Galaxy Money Market Fund
                  (For a share outstanding throughout each period)


                                                                   For the Year Ending October 31,
                                     --------------------------------------------------------------------------------------------
                                             1999                     1998                    1997              1996         1995
                                             ----                     ----                    ----              ----         ----
                                     Retail A    Retail B     Retail A   Retail B    Retail A    Retail B     Retail A     Retail A
                                      Shares      Shares        Shares    Shares      Shares     Shares(2)     Shares      Shares(1)
                                      ------      ------       ------     ------      ------     ---------     ------      ---------
Net asset value, beginning of
  period.........................     $   1.00      $1.00        $1.00     $1.00         $1.00    $1.00           $1.00    $   1.00
                                      --------      -----        -----     -----         -----    -----           -----    --------
Income from investment operations:
Net investment income(3).........         0.04       0.04         0.05      0.04          0.05     0.03            0.05        0.05
  Net realized and unrealized gain
     (loss) on investments.......           --         --           --        --            --       --              --          --
      Total from investment
       operations................         0.04       0.04         0.05      0.04          0.05     0.03            0.05        0.05
  Less dividends:
  Dividends from net investment
     income......................        (0.04)     (0.04)       (0.05)    (0.04)        (0.05)   (0.03)          (0.05)      (0.05)
   Dividends from net realized
       capital gains.............           --         --           --        --            --       --              --          --
     Total dividends.............        (0.04)     (0.04)       (0.05)    (0.04)        (0.05)   (0.03)          (0.05)      (0.05)
Net increase (decrease) in net
  asset value....................           --         --           --        --            --       --              --          --
Net asset value, end of period...   $     1.00    $  1.00   $     1.00    $ 1.00    $     1.00    $1.00      $     1.00    $   1.00
                                       -------    -------    ---------    -------   ----------     ----      ----------    --------
  Total return(4)...............          4.54%      3.85%        5.04%     4.33%         4.93%    2.66%(5)        4.78%       5.23%
  Ratios/supplemental data:
     Net assets, end of
      period (000's)                $2,434,662    $ 2,485   $2,139,213    $l,607    $1,877,889    $ 749      $1,159,312    $580,762
Ratios to average net assets:
  Net investment income including
     reimbursement/waiver                 4.45%      3.81%        4.94%     4.26%         4.85%    4.27%(6)        4.67%       5.12%
   Operating expenses including
     reimbursement/waiver........         0.65%      1.29%        0.67%     1.35%         0.69%    1.38%           0.77%       0.74%
   Operating expenses excluding
     reimbursement/waiver........         0.69%      1.41%        0.71%     1.39%         0.73%    1.42%(6)        0.80%       0.76%
 --------------------


 (1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A shares) and the Fund began issuing a second series of shares designated as Trust Shares.
 (2) The Fund began offering Retail B Shares on March 6, 1997.
 (3) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04,
     $0.05, $0.05, $0.05 and $0.05, respectively. Net investment income per share for Retail B Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999 and 1998 and the period ended October 31, 1997 was $0.04, $0.04 and $0.03, respectively.
 (4) Calculation does not include the effect of any sales charge for Retail B Shares.
 (5) Not annualized.
 (6) Annualized.

                            Galaxy Government Fund
               (For a share outstanding throughout each period)



                                                       For the Year Ending October 31,
                                        ---------------------------------------------------------------------
                                            1999          1998           1997          1996          1995
                                            ----          ----           ----          ----          ----
                                         Retail A       Retail A      Retail A       Retail A     Retail A
                                           Shares        Shares        Shares         Shares      Shares(1)
                                           ------        ------        ------         ------      ---------
   Net asset value, beginning of
        period......................      $  1.00         $ 1.00        $ 1.00         $ 1.00       $ 1.00
                                          -------         ------        ------         ------       ------
     Income from investment operations:
     Net investment income(2).......         0.04           0.05          0.05           0.05         0.05
      Net realized and unrealized
        gain (loss) on investments..           --            --            --             --           --
         Total from investment
         operations.................         0.04          0.05          0.05           0.05         0.05
     Less dividends:
      Dividends from net investment
        income......................        (0.04)        (0.05)        (0.05)         (0.05)       (0.05)
      Dividends from net realized
        capital gains...............           --            --            --             --           --
         Total dividends............        (0.04)        (0.05)        (0.05)         (0.05)       (0.05)
    Net increase (decrease) in net
        asset value.................           --            --            --             --           --
   Net asset value, end of
        period......................     $   1.00      $   1.00      $   1.00       $   1.00     $   1.00
                                         --------      --------      --------       ---------    ---------
     Total return...................         4.39%         4.94%         4.85%          4.72%        5.20%
     Ratios/supplemental data:
     Net assets, end of period (000's)   $348,758      $352,799      $350,513       $326,411     $320,795
     Ratios to average net assets:
       Net investment income including
        reimbursement/waiver........         4.32%         4.84%         4.74%          4.62%        5.11%
       Operating expenses including
        reimbursement/waiver........         0.69%         0.70%         0.71%          0.75%        0.73%
       Operating expenses excluding
        reimbursement/waiver........         0.71%         0.71%         0.72%          0.76%        0.74%
 --------------------


(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04,
     $0.05, $0.05, $0.05 and $0.05, respectively.

                            Galaxy U.S. Treasury Fund
              (For a share outstanding throughout each period)



                                                              For the Year Ending October 31,
                                        ---------------------------------------------------------------------
                                            1999           1998           1997           1996          1995
                                            ----           ----           ----           ----          ----
                                          Retail A       Retail A      Retail A        Retail A     Retail A
                                           Shares         Shares        Shares          Shares      Shares(1)
                                           ------         ------        ------          ------      ---------
   Net asset value, beginning of
     period.........................      $ 1.00          $ 1.00        $ 1.00          $ 1.00       $ 1.00
                                          ------          ------        ------          ------       ------
     Income from investment
     operations:
     Net investment income(2).......        0.04            0.05          0.05            0.05         0.05
      Net realized and unrealized
        gain (loss) on investments..          --              --            --              --           --
         Total from investment
          operations................        0.04            0.05          0.05            0.05         0.05
     Less dividends:
     Dividends from net investment
        income......................       (0.04)          (0.05)        (0.05)          (0.05)       (0.05)
      Dividends from net realized
        capital gains...............          --              --            --              --           --
         Total dividends............       (0.04)          (0.05)        (0.05)          (0.05)       (0.05)
    Net increase (decrease) in net
     asset value....................          --              --            --              --           --
   Net asset value, end of
     period.........................    $   1.00        $   1.00      $   1.00        $   1.00     $   1.00
                                        --------        --------      --------        --------     --------
     Total return...................        4.14%           4.73%         4.67%           4.63%        4.99%
     Ratios/supplemental data:
        Net assets, end of
         period (000's)                  $584,364        $559,053      $585,969        $443,230     $318,621
     Ratios to average net assets:
        Net investment income including
         reimbursement/waiver.......        4.06%           4.63%         4.58%           4.53%       4.90%
        Operating expenses including
         reimbursement/waiver.......        0.67%           0.68%         0.69%           0.69%       0.73%
        Operating expenses excluding
         reimbursement/waiver.......        0.67%           0.68%         0.70%           0.69%       0.73%
 --------------------


(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04,
     $0.05, $0.05, $0.05 and $0.05, respectively.

                             Galaxy Tax-Exempt Fund
                (For a share outstanding throughout each period)



                                                          For the Year Ending October 31,
                                        -------------------------------------------------------------------
                                            1999           1998          1997            1996         1995
                                            ----           ----          ----            ----         ----
                                          Retail A       Retail A      Retail A        Retail A     Retail A
                                           Shares         Shares        Shares          Shares       Shares(1)
                                           ------         ------        ------          ------       --------
   Net asset value, beginning of
     period.........................      $ 1.00          $ 1.00        $ 1.00          $ 1.00       $ 1.00
                                          ------          ------        ------          ------       ------
     Income from investment
     operations:
     Net investment income(2).......        0.02            0.03          0.03            0.03         0.03
      Net realized and unrealized
        gain (loss) on investments..          --              --            --              --           --
         Total from investment
          operations................        0.02            0.03          0.03            0.03         0.03
     Less dividends:
     Dividends from net investment
        income......................       (0.02)          (0.03)        (0.03)          (0.03)       (0.03)
      Dividends from net realized
        capital gains...............          --              --            --              --           --
         Total dividends............       (0.02)          (0.03)        (0.03)          (0.03)       (0.03)
    Net increase (decrease) in net
     asset value....................          --              --            --              --           --
   Net asset value, end of
     period.........................    $   1.00        $   1.00      $   1.00        $   1.00     $   1.00
                                          --------        --------      --------        --------     --------
     Total return...................        2.53%           2.89%         2.95%           2.82%        3.16%
     Ratios/supplemental data:
       Net assets, end of
        period (000's)                  $160,057        $164,340      $151,907        $117,548     $127,056
     Ratios to average net assets:
       Net investment income including
        reimbursement/waiver........        2.51%           2.85%         2.92%           2.78%        3.12%
       Operating expenses including
        reimbursement/waiver........        0.66%           0.67%         0.68%           0.68%        0.68%
       Operating expenses excluding
        reimbursement/waiver........        0.66%           0.67%         0.69%           0.69%        0.71%
 --------------------


(1) Prior to November 1, 1994, the Fund offered a single series of shares. As of such date, the existing series of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second series of shares designated as Trust Shares.
(2) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.02,
     $0.03, $0.03, $0.03 and $0.03, respectively.

                 Galaxy Connecticut Municipal Money Market Fund
                (For a share outstanding throughout each period)



                                                          For the Year Ending October 31,
                                        --------------------------------------------------------------------
                                            1999          1998           1997          1996(1)        1995
                                          ---------     ---------      ---------     ---------      ---------
   Net asset value, beginning of
     period.........................       $ 1.00        $ 1.00          $ 1.00         $ 1.00       $ 1.00
                                           ------        ------          ------         ------       ------
     Income from investment
     operations:
     Net investment income(2).......         0.02          0.03            0.03           0.03         0.03
      Net realized and unrealized
        gain (loss) on investments..           --            --              --             --           --
         Total from investment
          operations................         0.02          0.03            0.03           0.03         0.03
     Less dividends:
       Dividends from net investment
        income......................        (0.02)        (0.03)          (0.03)         (0.03)       (0.03)
       Dividends from net realized
        capital gains...............           --            --              --             --           --
         Total dividends............        (0.02)        (0.03)          (0.03)         (0.03)       (0.03)
    Net increase (decrease) in net
     asset value....................           --            --              --             --           --
    Net asset value, end of
     period.........................     $   1.00      $   1.00        $   1.00       $   1.00      $  1.00
                                         ---------     ---------       ---------      ---------     --------
     Total return(3)................         2.47%         2.87%           2.94%          2.83%        2.94%
     Ratios/supplemental data:
       Net assets, end of
        period (000's)                   $243,051      $165,186        $137,095       $110,544      $71,472
     Ratios to average net assets:
       Net investment income including
        reimbursement/waiver........         2.44%         2.83%           2.91%          2.79%        2.88%
       Operating expenses including
        reimbursement/waiver........         0.62%         0.62%           0.60%          0.64%        0.82%
       Operating expenses excluding
        reimbursement/waiver........         0.65%         0.65%           0.65%          0.73%        1.29%
----------------------------



(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy with a single series of shares. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of each series for shares in the Galaxy Connecticut Municipal Money Market Fund.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the fiscal years ended
     October 31, 1999, 1998, 1997 and 1996 were $0.02, $0.03, $0.03 and $0.03, respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or other parties for the fiscal year ended October 31, 1995 was $0.03 (unaudited).
(3) Calculation does not include the effect of any sales charge for Investment Shares of the Predecessor Fund.

                Galaxy Massachusetts Municipal Money Market Fund
                (For a share outstanding throughout each period)



                                                              For the Year Ending October 31,
                                          ------------------------------------------------------------------
                                            1999          1998           1997          1996(1)       1995
                                           ------        ------         ------          ------       ------
   Net asset value, beginning of
     period.........................     $   1.00      $   1.00        $  1.00         $  1.00      $  1.00
                                         --------      --------        -------         -------      -------
     Income from investment
     operations:
     Net investment income(2).......         0.02          0.03           0.03            0.03         0.03
      Net realized and unrealized
        gain (loss) on investments..           --            --             --              --           --
         Total from investment
          operations................         0.02          0.03           0.03            0.03         0.03
     Less dividends:
     Dividends from net investment
        income......................        (0.02)        (0.03)         (0.03)          (0.03)       (0.03)
      Dividends from net realized
        capital gains...............           --            --             --              --           --
        Total dividends.............        (0.02)        (0.03)         (0.03)          (0.03)       (0.03)
    Net increase (decrease) in net
     asset value....................           --            --             --              --           --
   Net asset value, end of
     period.........................     $   1.00      $   1.00        $  1.00         $  1.00      $  1.00
                                         --------      --------        -------         -------      -------
     Total return...................         2.50%         2.86%          2.92%           2.83%        3.21%
     Ratios/supplemental data:
       Net assets, end of
        period (000's)                   $241,611      $127,922        $80,966         $47,066      $40,326
     Ratios to average net assets:
       Net investment income including
        reimbursement/waiver........         2.48%         2.81%          2.90%           2.78%        3.16%
       Operating expenses including
        reimbursement/waiver........         0.62%         0.62%          0.61%           0.62%        0.57%
       Operating expenses excluding
        reimbursement/waiver........         0.65%         0.68%          0.69%           0.83%        1.06%
-----------------------------



(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged such shares for shares in the Galaxy Massachusetts Municipal Money Market Fund.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or other parties for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.02, $0.03, $0.03, and $0.03 (unaudited), respectively.

[Back Cover Page]

Where to find more information


You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC 20549- 0102
1-202-942-8090



Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is 811-4636.


PROGALTR MM 3/1/00

[Front cover page]
Galaxy Money Market Funds
The Galaxy Fund






Prospectus

February 29, 2000


Galaxy Money Market Fund
Galaxy Government Fund
Galaxy Institutional Government Money Market Fund
Galaxy U.S. Treasury Fund
Galaxy Tax-Exempt Fund


Trust Shares






As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents


1        Risk/return summary
1        Introduction
3        Galaxy Money Market Fund
6        Galaxy Government Fund
9        Galaxy Institutional Government Money Market Fund
12       Galaxy U.S. Treasury Fund
15       Galaxy Tax-Exempt Fund
19       Additional information about risk
20       Investor guidelines
21       Fund management
22       How to invest in the Funds
22       Buying, selling and exchanging shares
23           How to buy shares
23           How to sell shares
23           Other transaction policies
24           How to exchange shares -
             Institutional Government Money Market Fund only
25       Dividends, distributions and taxes
27       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Money Market Funds. The Funds invest primarily in short-term debt obligations, commonly known as money market instruments, that are determined by the Funds' investment adviser to carry very little risk. Money market instruments purchased by the Funds must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with remaining maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages you'll find important information about each Galaxy Money Market Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-     the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-     the fees and expenses that you will pay as an investor in the Fund


[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a fund.

WHICH FUND IS RIGHT FOR YOU?


Not all mutual funds are right for all investors. Your investment goals and tolerance for risk will determine which fund is right for you. On page 20 you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Money Market Funds is best suited to you.


THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.


AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests in a diversified portfolio of money market instruments, including commercial paper, notes and bonds issued by U.S. corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit. The Fund also invests in repurchase agreements backed by U.S. Government obligations.

The Fund will only buy a security if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.


[Sidenote:]
REPURCHASE AGREEMENTS
Repurchase agreements are transactions in which a fund buys securities from a seller (usually a bank or broker-dealer) who agrees to buy them back from the fund on a certain date and at a certain price.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.

- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.


[SIDENOTE:]

BEST QUARTER:                       1.39% for the quarter ending June 30, 1995

WORST QUARTER:                      1.11% for the quarter ending June 30, 1999

[bar chart goes here]



-------------------- ------------------- ------------------ --------------------- ----------------
        1995                1996               1997                 1998               1999
        ----                ----               ----                 ----               ----
-------------------- ------------------- ------------------ --------------------- ----------------
-------------------- ------------------- ------------------ --------------------- ----------------
       5.50%               4.94%               5.19%               5.14%               4.80%

-------------------- ------------------- ------------------ --------------------- ----------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.


--------------------------- -------------------- --------------------- ---------------------------
                            1 year               5 YEARS               Since inception
--------------------------- -------------------- --------------------- ---------------------------
--------------------------- -------------------- --------------------- ---------------------------
Trust Shares                 4.80%                 5.12%                 5.11% (11/1/94)
--------------------------- -------------------- --------------------- ---------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------- ---------------------- ---------------------- ----------------------- ----------------------
                                                 Distribution (12b-1)                           Total Fund operating
                          Management fees        fees                   Other expenses          expenses
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Trust Shares              0.40%(1)                None                  0.11%                    0.51%(1)

------------------------- ---------------------- ---------------------- ----------------------- ----------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.36%. Total Fund operating expenses after this waiver are expected to be 0.47%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-     you invest $10,000 for the periods shown
-     you reinvest all dividends and distributions in the Fund
-     you sell all your shares at the end of the periods shown
-     your investment has a 5% return each year
-     the Fund's operating expenses remain the same


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Trust  Shares            $52                   $164                 $285                 $640

----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Government Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current income as is consistent with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.


[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.


[SIDENOTE:]

BEST QUARTER:                       1.37% for the quarter ending June 30, 1995
WORST QUARTER:                      1.08% for the quarter ending June 30, 1999


[bar chart goes here]


----------------------- --------------------- ---------------- ------------------ ----------------
         1995                  1996               1997              1998              1999
----------------------- --------------------- ---------------- ------------------ ----------------
----------------------- --------------------- ---------------- ------------------ ----------------
        5.47%                  4.89%               5.10%             5.06%            4.66%

----------------------- --------------------- ---------------- ------------------ ----------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.


--------------------------- ------------------- ------------------------- ------------------------
                             1 year              5 YEARS                   Since inception
--------------------------- ------------------- ------------------------- ------------------------
--------------------------- ------------------- ------------------------- ------------------------
Trust Shares                4.66%               5.04%                     4.97% (11/1/94)
--------------------------- ------------------- ------------------------- ------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------- ---------------------- ---------------------- ----------------------- ----------------------
                                                 Distribution (12b-1)                           Total Fund operating
                          Management fees        fees                   Other expenses          expenses
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
------------------------- ---------------------- ---------------------- ----------------------- ----------------------
Trust Shares              0.40%(1)               None                    0.11%                  0.51%(1)
------------------------- ---------------------- ---------------------- ----------------------- ----------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.39%. Total Fund operating expenses after this waiver are expected to be 0.50%. This fee waiver may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000 for the periods shown
- you reinvest all dividends and distributions in the Fund
- you sell all your shares at the end of the periods shown
- your investment has a 5% return each year
- the Fund's operating expenses remain the same


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares              $52                 $164                 $285                  $640
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Institutional Government Money Market Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in U.S. Government obligations, including U.S. Treasury obligations and obligations of U.S. Government agencies and instrumentalities. The Fund also invests in repurchase agreements backed by these obligations.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- REPURCHASE AGREEMENTS - Repurchase agreements carry the risk that the other party may not fulfill its obligations under the agreement. This could cause the value of your investment to decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future. The Fund offers only one class of shares which are referred to in this prospectus as Trust Shares.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[SIDENOTE:]

BEST QUARTER:              1.41% for the quarter ending June 30, 1995

WORST QUARTER:             0.74% for the quarter ending March 31, 1994


[bar chart goes here]


       1994                1995             1996              1997               1998                1999
       ----                ----             ----              ----               ----                ----
-------------------- ----------------- --------------- ------------------- ------------------ --------------------
-------------------- ----------------- --------------- ------------------- ------------------ --------------------
       3.92%              5.58%            5.06%             5.11%               5.30%               5.00%

-------------------- ----------------- --------------- ------------------- ------------------ --------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.


--------------------------- ------------------- ---------------------- ----------------------
                             1 Year             5 Years                Since inception
--------------------------- ------------------- ---------------------- ----------------------
--------------------------- ------------------- ---------------------- ----------------------
Trust Shares                 5.00%              5.21%                  4.77% (4/15/93)
--------------------------- ------------------- ---------------------- ----------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


-------------------- ------------------------ ---------------- -------------------- ----------------------------------
                                              Distribution                          Total Fund
                     Management fees          (12b-1) fees     Other expenses       operating expenses
-------------------- ------------------------ ---------------- -------------------- ----------------------------------
-------------------- ------------------------ ---------------- -------------------- ----------------------------------
Trust Shares         0.20%(1)                 None             0.15%(1)             0.35%(1)
-------------------- ------------------------ ---------------- -------------------- ----------------------------------


(1) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.09%. The Fund's administrator is waiving a portion of the administration fees so that Other expenses are expected to be 0.11%. Total Fund operating expenses after these waivers are expected to be 0.20%. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-     you invest $10,000 for the periods shown

-     you reinvest all dividends and distributions in the Fund
-     you sell all your shares at the end of the periods shown
-     your investment has a 5% return each year
-     the Fund's operating expenses remain the same


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 Year                3 Years              5 Years               10 Years
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares              $36                 $113                 $197                  $443
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy U.S. Treasury Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income with liquidity and stability of principal.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in securities issued or guaranteed by the U.S. Treasury and certain U.S. Government agencies and instrumentalities that provide income that is generally not subject to state income tax. Under normal circumstances, the Fund invests at least 65% of its total assets in money market instruments issued by the U.S. Treasury, including bills, notes and bonds.

[Sidenote:]
U.S. TREASURY OBLIGATIONS
U.S. Treasury obligations are among the safest of all investments because they are backed by the "full faith and credit" of the U.S. Government.


THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although U.S. Government securities, particularly U.S. Treasury securities, have historically involved little credit risk, if an issuer fails to pay interest or repay principal, the value of your investment could decline.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.


[SIDENOTE:]

BEST QUARTER:                    1.32% for the quarter ending June 30, 1995
WORST QUARTER:                   1.03% for the quarter ending March 31, 1999


[bar chart goes here]


----------------------- --------------------- ------------------- ------------------------ -------------------
         1995                  1996                 1997                  1998                   1999
----------------------- --------------------- ------------------- ------------------------ -------------------
----------------------- --------------------- ------------------- ------------------------ -------------------
        5.23%                  4.76%                4.88%                  4.80%                 4.37%
----------------------- --------------------- ------------------- ------------------------ -------------------


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.


--------------------------- ------------------------ ------------------------ ------------------------

                            1 year                   5 YEARS                  Since inception
--------------------------- ------------------------ ------------------------ ------------------------
--------------------------- ------------------------ ------------------------ ------------------------
Trust Shares                 4.37%                   4.81%                    4.81% (11/1/94)
--------------------------- ------------------------ ------------------------ ------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


-------------------- ------------------------ ---------------- -------------------- ----------------------------------
                                              Distribution                          Total Fund
                     Management fees          (12b-1) fees     Other expenses       operating expenses
-------------------- ------------------------ ---------------- -------------------- ----------------------------------
-------------------- ------------------------ ---------------- -------------------- ----------------------------------
Trust Shares         0.39%                    None              0.12%               0.51%
-------------------- ------------------------ ---------------- -------------------- ----------------------------------

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-     you invest $10,000 for the periods shown
-     you reinvest all dividends and distributions in the Fund
-     you sell all your shares at the end of the periods shown
-     your investment has a 5% return each year
-     the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares              $52                 $164                 $285                  $640
----------------------- --------------------- -------------------- --------------------- --------------------

Galaxy Tax-Exempt Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks as high a level of current interest income exempt from federal income tax as is consistent with stability of principal.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities, which are securities issued by state and local governments and other political or public bodies or agencies and that pay interest which is exempt from regular federal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES
GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION securities are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL  RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Trust Shares of the Fund has varied from year to year.

[SIDENOTE:]

BEST QUARTER:                     0.88% for the quarter ending June 30, 1995
WORST QUARTER:                    0.59% for the quarter ending March 31, 1999


[bar chart goes here]


----------------------- --------------------- ------------------- ------------------------ --------------------
         1995                  1996                 1997                  1998                   1999
----------------------- --------------------- ------------------- ------------------------ --------------------
----------------------- --------------------- ------------------- ------------------------ --------------------
         3.34                  2.92%                3.14%                  2.95%                  2.73%

----------------------- --------------------- ------------------- ------------------------ --------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.


--------------------------- ------------------ ---------------------------- -----------------------------
                             1 year            5 YEARS                      Since inception
--------------------------- ------------------ ---------------------------- -----------------------------
--------------------------- ------------------ ---------------------------- -----------------------------
Trust Shares                 2.73%             3.02%                        2.73% (11/1/94)

--------------------------- ------------------ ---------------------------- -----------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


-------------------- ------------------------ ---------------- -------------------- ----------------------------------
                                              Distribution                          Total Fund
                     Management fees          (12b-1) fees     Other expenses       operating expenses
-------------------- ------------------------ ---------------- -------------------- ----------------------------------
-------------------- ------------------------ ---------------- -------------------- ----------------------------------

Trust Shares         0.40%                    None              0.12%               0.52%

-------------------- ------------------------ ---------------- -------------------- ----------------------------------


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-     you invest $10,000 for the periods shown
-     you reinvest all dividends and distributions in the Fund
-     you sell all your shares at the end of the periods shown
-     your investment has a 5% return each year
-     the Fund's operating expenses remain the same


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


----------------------- --------------------- -------------------- --------------------- --------------------
                        1 year                3 years              5 years               10 years
----------------------- --------------------- -------------------- --------------------- --------------------
----------------------- --------------------- -------------------- --------------------- --------------------
Trust Shares              $53                 $167                 $291                  $653

----------------------- --------------------- -------------------- --------------------- --------------------


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Money Market Funds have been described above. The following supplements that discussion.


TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and, in the case of the Tax-Exempt Fund, short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of the Fund's total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES


The table below provides information as to which type of investor might want to invest in each of the Galaxy Money Market Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE GENERALLY NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your financial institution or plan administrator for help in deciding which Fund is right for you.


Galaxy Fund                                             May be best suited for...
------------------------------------------------------- -----------------------------------------------------
Galaxy Money Market Fund                                investors who want a
                                                        flexible and convenient
                                                        way to manage cash while
                                                        earning money market
                                                        returns
------------------------------------------------------- -----------------------------------------------------
Galaxy Government Fund                                  investors who want a way to earn money market
                                                        returns with the extra margin of safety associated
                                                        with U.S. Government obligations
------------------------------------------------------- -----------------------------------------------------
Galaxy Institutional Government Money Market Fund       institutional investors
                                                        who want a way to earn
                                                        money market returns
                                                        with the extra margin of
                                                        safety associated with
                                                        U.S. Government
                                                        obligations
------------------------------------------------------- -----------------------------------------------------
Galaxy U.S. Treasury Fund                               investors who want a way to earn money market
                                                        returns from U.S. Treasury obligations that are
                                                        generally free from state and local taxes
------------------------------------------------------- -----------------------------------------------------
Galaxy Tax-Exempt Fund                                  investors who want a way
                                                        to earn money market
                                                        returns that are free
                                                        from federal income tax
------------------------------------------------------- -----------------------------------------------------

FUND MANAGEMENT

ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.


ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.


MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


Fund                                                            Management fee as a
                                                              % of average net assets
------------------------------------------------------- ------------------------------------
Money Market                                                           0.36%
------------------------------------------------------- ------------------------------------
Government                                                             0.39%
------------------------------------------------------- ------------------------------------
Institutional Government Money Market                                  0.06%
------------------------------------------------------- ------------------------------------
U.S. Treasury                                                          0.39%
------------------------------------------------------- ------------------------------------
Tax-Exempt                                                             0.40%
------------------------------------------------------- ------------------------------------


SUB-ACCOUNT SERVICES

Affiliates of the Adviser and certain other parties may receive fees from Galaxy's transfer agent for providing certain sub-accounting and administrative services to participant sub-accounts with respect to Trust Shares of the Funds (other than the Tax-Exempt Fund) held by defined contribution plans. The transfer agency fees payable by Trust Shares of the Funds have been increased by an amount equal to these fees, so that the holders of Trust Shares indirectly bear these fees.

HOW TO INVEST IN THE FUNDS


BUYING, SELLING AND EXCHANGING SHARES

Trust Shares of the Funds (other than the Institutional Government Money Market
Fund) are available for purchase by the following types of investors:

- Investors maintaining a qualified account at a bank or trust institution, including subsidiaries of FleetBoston Financial Corporation


-     Participants in employer-sponsored defined contribution plans.


Qualified accounts include discretionary investment management accounts, custodial accounts, agency accounts and different types of tax-advantaged accounts. Your institution can provide more information about which types of accounts are eligible.

Trust Shares of the Institutional Government Money Market Fund are available for purchase by financial institutions, such as banks, savings and loan associations and broker-dealers, including financial institutions affiliated with the Adviser, that are purchasing shares of the Fund on behalf of their customers.

You can buy and sell Trust Shares of the Funds on any business day. A business day is any day that Galaxy's distributor, Galaxy's custodian and your financial institution or employer-sponsored plan are open for business.

If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV per share next determined after receipt of your order. NAV is determined on each day the New York Stock Exchange is open for trading as of 11:00 a.m. (Eastern time) and at the close of regular trading that day (usually 4:00 p.m. Eastern time). The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a fund's assets attributable to Trust Shares, minus the value of the fund's liabilities attributable to Trust Shares, divided by the number of Trust Shares held by investors.

HOW TO BUY SHARES

You can buy Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and wiring payment to Galaxy's custodian. The financial institution or employer-sponsored plan holds the shares in your name and receives all confirmations of purchases and sales.

[Sidenote:]
INVESTMENT MINIMUMS

Except for the Institutional Government Money Market Fund, Galaxy does not have any minimum investment requirements for initial or additional investments in Trust Shares but financial institutions and employer-sponsored plans may.
They may also require you to maintain a minimum account balance.


The minimum initial aggregate investment by a financial institution purchasing shares of the Institutional Government Money Market Fund on behalf of its customers is $2,000,000. There is no minimum investment requirement for additional purchases.


HOW TO SELL SHARES

You can sell Trust Shares by following the procedures established by your financial institution or your employer-sponsored plan. Your financial institution or plan administrator is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge for wiring the proceeds, but your financial institution or employer-sponsored plan may do so. Contact your financial institution or plan administrator for more information.


OTHER TRANSACTION POLICIES

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Sales proceeds are normally wired to your financial institution or plan administrator on the next business day but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy may ask for any information it might reasonably need to make sure that you've authorized a sale of shares.

With respect to the Institutional Government Money Market Fund, Galaxy requires that a financial institution maintain an average account balance of $2,000,000. If the balance in the account falls below $2,000,000, Galaxy may require the financial institution to sell all shares in the account. With respect to the other Funds, Galaxy may close any account after 60 days' written notice if the value of the account drops below $250 as a result of selling shares.


HOW TO EXCHANGE SHARES - INSTITUTIONAL GOVERNMENT MONEY MARKET FUND ONLY

If you are a customer of a financial institution, you may exchange Trust Shares of the Institutional Government Money Market Fund having a value of at least $100 for Retail A Shares of any other Galaxy Fund or for shares of any other Fund that's managed by the Adviser or any of its affiliates in which you have an existing account. Unless you qualify for a waiver, you'll have to pay a sales charge when you exchange your Trust Shares of the Institutional Government Money Market Fund for Retail A Shares of another Galaxy Fund that imposes a sales charge on purchases.

TO EXCHANGE SHARES:

- call Galaxy's distributor or use the InvestConnect voice response line at 1-877-BUY-GALAXY (1-877-289-4252)

-     send your request in writing to:

      The Galaxy Fund
      P.O. Box 6520
      Providence, RI   02940-6520

-    ask your financial institution.


Galaxy doesn't charge any fee for making exchanges but your financial institution might do so. You are generally limited to three exchanges per year. Galaxy may refuse any exchange request and may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


MONEY MARKET, GOVERNMENT, INSTITUTIONAL GOVERNMENT MONEY MARKET AND U.S. TREASURY FUNDS

Distributions by these Funds will generally be taxable to shareholders. Each of these Funds expects that all, or substantially all, of its distributions will consist of ordinary income. You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


TAX-EXEMPT FUND

Distributions by this Fund will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon the Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but the Fund does not expect that this will be the case.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of this Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by this Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.


ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

STATE AND LOCAL TAXES

Generally, shareholders may also be subject to state and local taxes on distributions, redemptions and exchanges. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of a particular state, or localities within a state.


MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevent to your specific situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables shown below will help you understand the financial performance for the Funds' Trust Shares for the past five years. Certain information reflects the financial performance of a single Trust Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Trust Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31,1999 has been audited by Ernst and Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports and are incorporated by reference into the SAI. The Annual Reports and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                            Galaxy Money Market Fund
                (For a share outstanding throughout each period)



                                                                    For the year ending October 31,
                                            ----------------------------------------------------------------------------------
                                                    1999              1998             1997           1996          1995(1)
                                                    ----              ----             ----           ----          ----

                                                                                  TRUST SHARES
                                            ----------------------------------------------------------------------------------
Net asset value, beginning of period ....           $1.00            $1.00             $1.00          $1.00         $1.00
                                                    -----            -----             -----          -----         -----
Income from investment operations:
  Net investment income(2) ..............            0.05             0.05              0.05           0.05          0.05
  Net realized and unrealized gain (loss)
    on investments ......................              --               --                --             --            --
                                                    -----            -----             -----          -----         -----
Total from investment operations ........            0.05             0.05              0.05           0.05          0.05
                                                    -----            -----             -----          -----         -----
Less dividends:
  Dividends from net investment income ..           (0.05)           (0.05)            (0.05)         (0.05)        (0.05)
  Dividends from net realized capital
   gains ................................              --               --                --             --            --
                                                    -----            -----             -----          -----         -----
Total dividends .........................           (0.05)           (0.05)            (0.05)         (0.05)        (0.05)
                                                    -----            -----             -----          -----         -----
Net increase (decrease)
  in net asset value ....................              --               --                --             --            --
                                                    -----            -----             -----          -----         -----
Net asset value, end of period ..........           $1.00            $1.00             $1.00          $1.00         $1.00
                                                    -----            -----             -----          -----         -----
                                                    -----            -----             -----          -----         -----
Total return ............................            4.72%            5.23%             5.13%          5.00%         5.43%
Ratios/supplemental data:
  Net assets, end of period (000's) .....      $1,679,875       $1,262,900        $1,138,185       $924,222      $334,054
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver .................            4.62%            5.12%             5.04%          4.89%         5.30%
  Operating expenses including
   reimbursement/waiver .................            0.48%            0.49%             0.50%          0.55%         0.55%
  Operating expenses excluding
   reimbursement/waiver .................            0.52%            0.53%             0.54           0.58%         0.56%


----------------
1 Prior to November 1, 1994, the Fund offered a single class of shares. As of such date, the existing class of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second class of shares designated as Trust Shares.

2 Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.05,
     $0.05, $0.05, $0.05 and $0.05, respectively.

                             Galaxy Government Fund
                (For a share outstanding throughout each period)



                                                                    For the year ending October 31,
                                            -----------------------------------------------------------------------------

                                                   1999            1998              1997          1996           1995(1)
                                                   ----            ----              ----          ----           ----

                                                                             Trust Shares
                                            ------------------------------------------------------------------------------

Net asset value, beginning  of period ....        $1.00            $1.00              $1.00         $1.00          $1.00
                                                  -----            -----              -----         -----          -----
                                                  -----            -----              -----         -----          -----
Income from investment  operations:
  Net investment income(2) ...............         0.04             0.05               0.05          0.05           0.05
  Net realized and  unrealized gain (loss)
    on investments .......................           --               --                 --            --             --
 Total from investment  operations .......         0.04             0.05               0.05          0.05           0.05
Less dividends:
  Dividends from net  investment income ..        (0.04)           (0.05)             (0.05)        (0.05)         (0.05)
  Dividends from net  realized capital
   gains .................................           --               --                 --            --             --
 Total dividends .........................        (0.04)           (0.05)             (0.05)        (0.05)         (0.05)
Net increase (decrease)
  in net asset value .....................           --               --                 --            --             --
 Net asset value, end  of period .........        $1.00            $1.00              $1.00         $1.00          $1.00
                                                  -----            -----              -----         -----          -----
                                                  -----            -----              -----         -----          -----
Total return .............................         4.58%            5.15%              5.06%         4.95%          5.39%
Ratios/supplemental data:
  Net assets, end of  period (000's) .....     $592,305         $722,476           $630,859      $733,759       $678,679
Ratios to average net assets:
  Net investment income including
    Reimbursement/waiver .................         4.50%            5.03%              4.94%         4.85%          5.27%
  Operating expenses including
    Reimbursement/waiver .................         0.51%            0.51%              0.51%         0.52%          0.53%
  Operating expenses excluding
    Reimbursement/waiver .................         0.53%            0.52%              0.52%         0.53%          0.54%


----------------

1 Prior to November 1, 1994, the Fund offered a single class of shares. As of such date, the existing class of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second class of shares designated as Trust Shares.

2 Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04,
     $0.05, $0.05, $0.05 and $0.05, respectively.

              Galaxy Institutional Government Money Market Fund(1)
                (For a share outstanding throughout each period)



                                                                    For the year ending October 31,
                                           -------------------------------------------------------------------------------------

                                                1999              1998              1997               1996               1995
                                                ----              ----              ----               ----               ----

                                                                                 Trust Shares
                                           --------------------------------------------------------------------------------------
Net asset value, beginning  of period ....      $1.00             $1.00              $1.00              $1.00              $1.00
                                                -----             -----              -----              -----              -----
                                                -----             -----              -----              -----              -----
  Income from investment operations:
  Net investment income(2) ...............       0.05              0.05               0.05               0.05               0.05
  Net realized and  unrealized gain (loss)
    on investments .......................         --                --                 --                 --                 --
 Total from investment  operations .......       0.05              0.05               0.05               0.05               0.05
 Less dividends:
  Dividends from net investment income ..       (0.05)            (0.05)             (0.05)             (0.05)             (0.05)
  Dividends from net realized capital
   gains .................................         --                --                 --                 --                 --
 Total dividends .........................      (0.05)            (0.05)             (0.05)             (0.05)             (0.05)
 Net increase (decrease)
  in net asset value .....................         --                --                 --                 --                 --
 Net asset value, end of period ..........      $1.00             $1.00              $1.00              $1.00              $1.00
                                                -----             -----              -----              -----              -----
                                                -----             -----              -----              -----              -----
  Total return ...........................       4.92%             5.32%              5.09%              5.12%              5.53%
  Ratios/supplemental data:
  Net assets, end of period (000's) ......   $222,443          $200,319           $175,141           $500,927           $506,692
  Ratios to average net assets:
    Net investment income including
     reimbursement/waiver ................       4.82%             5.17%              4.94%              5.00%              5.38%
    Operating expenses including
     reimbursement/waiver ................       0.20%             0.20%              0.19%              0.19%              0.17%
    Operating expenses excluding
     reimbursement/waiver ................       0.38%             0.36%              0.33%              0.33%              0.33%


----------------

1    The Fund was formerly known as the Institutional Treasury Money Market
     Fund.

2 Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.05, $0.05, $0.05, $0.05, and $0.05,
     respectively.

                            Galaxy U.S. Treasury Fund
                (For a share outstanding throughout each period)



                                                                    For the year ending October 31,
                                           ------------------------------------------------------------------------------------

                                                1999             1998              1997              1996               1995(1)
                                                ----             ----              ----              ----               ----

                                                                                Trust Shares
                                           ------------------------------------------------------------------------------------
Net asset value, beginning of period ....      $1.00             $1.00              $1.00              $1.00              $1.00
                                                -----             -----              -----              -----              -----
                                                -----             -----              -----              -----              -----
Income from investment operations:
  Net investment income(2) ..............       0.04              0.05               0.05               0.05               0.05
  Net realized and unrealized gain (loss)
    on investments ......................         --                --                 --                 --                 --
 Total from investment operations .......       0.04              0.05               0.05               0.05               0.05
Less dividends:
  Dividends from net investment income ..      (0.04)            (0.05)             (0.05)             (0.05)             (0.05)
  Dividends from net realized capital
   gains ................................         --                --                 --                 --                 --
 Total dividends ........................      (0.04)            (0.05)             (0.05)             (0.05)             (0.05)
Net increase (decrease)
  in net  asset value ...................         --                --                 --                 --                 --
Net asset value, end of period ..........      $1.00             $1.00              $1.00              $1.00              $1.00
                                                -----             -----              -----              -----              -----
                                                -----             -----              -----              -----              -----
Total return ............................       4.30%             4.90%              4.85%              4.80%              5.18%
Ratios/supplemental data :
  Net assets, end of period (000's) .....   $459,792          $429,645           $393,175           $354,331           $271,036
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver .................       4.22%             4.80%              4.75%              4.69%              5.06%
  Operating expenses including
   reimbursement/waiver .................       0.51%             0.51%              0.52%              0.53%              0.55%
  Operating expenses excluding
   reimbursement/waiver .................       0.51%             0.51%              0.53%              0.53%              0.55%


----------------

1 Prior to November 1, 1994, the Fund offered a single class of shares. As of such date, the existing class of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second class of shares designated as Trust Shares.

2 Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.04,
     $0.05, $0.05, $0.05 and $0.05, respectively.

                             Galaxy Tax-Exempt Fund
                (For a share outstanding throughout each period)



                                                                    For the year ending October 31,
                                          --------------------------------------------------------------------------------------

                                                  1999             1998              1997              1996              1995(1)
                                                  ----             ----              ----              ----              ----

                                                                             Trust Shares
                                            ------------------------------------------------------------------------------------
Net asset value, beginning  of period ....       $1.00            $1.00              $1.00              $1.00              $1.00
                                                 -----            -----              -----              -----              -----
                                                 -----            -----              -----              -----              -----
Income from investment operations:
  Net investment income(2) ...............        0.03             0.03               0.03               0.03               0.03
  Net realized and unrealized gain (loss)
    on investments .......................          --               --                 --                 --                 --
 Total from investment operations ........        0.03             0.03               0.03               0.03               0.03

Less dividends:
  Dividends from net investment income ...       (0.03)           (0.03)             (0.03)             (0.03)             (0.03)
  Dividends from net realized capital
   gains .................................          --               --                 --                 --                 --
 Total dividends .........................       (0.03)           (0.03)             (0.03)             (0.03)             (0.03)
Net increase (decrease)
  in net asset value .....................          --               --                 --                 --                 --
Net asset value, end of period ...........       $1.00            $1.00              $1.00              $1.00              $1.00
                                                 -----            -----              -----              -----              -----
                                                 -----            -----              -----              -----              -----
Total return .............................        2.67%            3.03%              3.10%              2.97%              3.29%
Ratios/supplemental data:
  Net assets, end of period (000's) ......    $556,137         $227,176           $169,316           $184,307           $180,706
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver ..................        2.65%            2.99%              3.05%              2.92%              3.24%
  Operating expenses including
   reimbursement/waiver ..................        0.52%            0.53%              0.53%              0.54%              0.55%
  Operating expenses excluding
   reimbursement/waiver ..................        0.52%            0.53%              0.53%              0.54%              0.56%


----------------

1 Prior to November 1, 1994, the Fund offered a single class of shares. As of such date, the existing class of shares was designated as Retail Shares (now designated Retail A Shares) and the Fund began issuing a second class of shares designated as Trust Shares.

2 Net investment income per share for Trust Shares before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.03,
     $0.03, $0.03, $0.03 and $0.03, respectively.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box  6520
Providence, RI  02940-6520

If you buy your shares through a financial institution, you may contact your institution for more information.

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090.

Reports and other information about the Funds are also available on the EDGAR database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


PROGALMM 3/1/00

[Front cover page]

Galaxy Municipal Money Market Funds

The Galaxy Fund




Prospectus
February 29, 2000



Galaxy Connecticut Municipal Money Market Fund
Galaxy Massachusetts Municipal Money Market Fund
Galaxy New York Municipal Money Market Fund

Prime Shares








As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents

1        Risk/return summary
1        Introduction
3        Galaxy Connecticut Municipal Money Market Fund
7        Galaxy Massachusetts Municipal Money Market Fund
11       Galaxy New York Municipal Money Market Fund
14       Additional information about risk

15       Fund management

16       How to invest in the Funds
16       About sales charges
16       Buying and selling shares
17          How to buy shares
17          How to sell shares
17          Shareholder services
18          Other transaction policies

19       Dividends, distributions and taxes
21       Financial highlights

RISK/RETURN SUMMARY

INTRODUCTION

This prospectus describes the Galaxy Municipal Money Market Funds. The Funds invest primarily in short-term municipal securities that are determined by the Funds' investment adviser to carry very little risk. Municipal securities are debt obligations of state and local governments and other political or public bodies or agencies. The interest paid on municipal securities is generally exempt from federal income tax and, in some cases, from state and local income tax. Because each of the Funds is a "money market fund," municipal securities purchased by each Fund must meet strict requirements as to investment quality, maturity and diversification. The Funds don't invest in securities with maturities of more than 397 days (subject to certain exceptions) and the average maturity of all securities held by a particular Fund must be 90 days or less. Each Fund tries to maintain its share price at $1.00 to protect your investment from loss.

On the following pages, you'll find important information about each Galaxy Municipal Money Market Fund, including:

- the Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    the main risks associated with an investment in the Fund
- the Fund's past performance measured on both a year-by-year and long-term basis
-    the fees and expenses that you will pay as an investor in the Fund

[Sidenote:]
MATURITY
The maturity of a security is the date when the issuer must repay the security's entire principal amount to an investor, such as a Fund.

WHICH FUND IS RIGHT FOR YOU?

The Funds are designed for investors who are looking for a way to earn money market returns that are free of federal income tax and certain state and local income taxes. A Fund that specializes in a particular state is best suited to residents of that state who are looking for income that is free of the state's income tax. TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS.

THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the ADVISER, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.


[Sidenote:]
TAX-EQUIVALENT YIELD
One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Connecticut Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the Connecticut state income tax on individuals, trusts and estates, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other government issuers and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]

MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Since the Fund invests primarily in Connecticut municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Connecticut. Other considerations affecting the Fund's investments in Connecticut municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Prime Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Prime Shares are subject to distribution and service fees at a maximum annual rate of 1.00% of the Fund's Prime Share assets. Had the returns for Retail A Shares been restated to reflect these distribution and service fees, the returns would have been lower.

The Fund began operations on October 4, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two classes of shares, Investment Shares and Trust Shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their Investment Shares and Trust Shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for Investment Shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:         0.78% for the quarter ending June 30, 1995
Worst quarter:        0.36% for the quarter ending March 31, 1994


[bar chart goes here]

------------------------------------------------------------------------------------------------------------------
        1994                1995               1996                1997               1998               1999
------------------------------------------------------------------------------------------------------------------
       1.99%                2.97%              2.78%               2.98%              2.77%              2.53%
------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999, after taking into account any sales charges on Investment Shares of the Predecessor Fund.

-----------------------------------------------------------------------------------------------------
                            1 year                   5 years                  Since inception
-----------------------------------------------------------------------------------------------------
Retail A Shares             2.53%                    2.81%                    2.64% (10/4/93)
-----------------------------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


------------------------------------------------------------------------------------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
------------------------------------------------------------------------------------------
Prime Shares            0.40%             0.45%               0.14%         0.99%
------------------------------------------------------------------------------------------



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

---------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
---------------------------------------------------------------------------------------------------------
Prime Shares            $101                  $315                 $547                  $1,213
---------------------------------------------------------------------------------------------------------

Galaxy Massachusetts Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers and that pay interest which is exempt from both federal regular income tax and Massachusetts personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Since the Fund invests primarily in Massachusetts municipal securities, it is likely to be especially susceptible to economic, political and regulatory events that affect Massachusetts.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this prospectus, the Fund had not offered Prime Shares to investors. The returns below represent the returns for Retail A Shares of the Fund which are offered in a separate prospectus. Prime Shares are subject to distribution and service fees at a maximum annual rate of 1.00% of the Fund's Prime Share assets. Had the returns for Retail A Shares been restated to reflect these distribution and service fees, the returns would have been lower.

The Fund began operations on October 5, 1993 as a separate portfolio (the Predecessor Fund) of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold a single class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Retail A Shares of the Fund. The returns for periods prior to December 4, 1995 are for shares of the Predecessor Fund.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year.


[Sidenote:]
Best quarter:       0.86% for the quarter ending June 30, 1995
Worst quarter:      0.39% for the quarter ending March 31, 1994


[bar chart goes here]

-------------------------------------------------------------------------------------------------------------------
        1994                1995                1996               1997                1998               1999
-------------------------------------------------------------------------------------------------------------------
       2.15%                3.23%              2.78%               2.96%              2.79%               2.56%
-------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns for the periods ended December 31, 1999.

        ------------------------------------------------------------------------------------------------------
                                            1 year                   5 years              Since inception
        ------------------------------------------------------------------------------------------------------
        Retail A Shares                     2.56%                    2.86%                2.71% (10/5/93)
        ------------------------------------------------------------------------------------------------------


To obtain the Fund's current 7-day yield, please call 1-877-BUY-GALAXY (1-877-289-4252).

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------------------------------------------------------------------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------------------------------------------------------------------------
Prime Shares            0.40%             0.45%               0.15%         1.00%
----------------------------------------------------------------------------------------



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
--------------------------------------------------------------------------------------------------------
Prime Shares            $102                  $318                 $552                  $1,225
--------------------------------------------------------------------------------------------------------

Galaxy New York Municipal Money Market Fund

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide current income exempt from federal regular income tax and from New York State and New York City personal income tax, consistent with relative stability of principal and liquidity.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from federal regular income tax, and at least 65% of its total assets in New York municipal securities, which are securities issued by or on behalf of the State of New York and other government issuers and that pay interest which is exempt from federal regular income tax and New York State and New York City personal income tax. Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

Municipal securities purchased by the Fund may include general obligations securities, revenue securities and private activity bonds. General obligation securities are secured by the issuer's full faith, credit and taxing power. Revenue obligation securities are usually payable only from revenues derived from specific facilities or revenue sources. Private activity bonds are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

The Fund will only buy a security if it has one of the two highest short-term ratings from at least two nationally recognized statistical rating organizations, or one such rating if only one organization has rated the security. If the security is not rated, it must be determined by the Adviser to be of comparable credit quality.

[Sidenote:]
MUNICIPAL SECURITIES
State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are issued to finance projects for private companies. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

THE MAIN RISKS OF INVESTING IN THE FUND

While money market funds are considered to be among the safest of all investments, they are not risk free. Here are the main risks associated with an investment in the Fund:

- INTEREST RATE RISK - The yield paid by the Fund will vary with changes in short-term interest rates.
- CREDIT RISK - Although credit risk is very low because the Fund only invests in high quality obligations, if an issuer fails to pay interest or repay principal, the value of your investment could decline. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid.
- LACK OF DIVERSIFICATION - The Fund is not diversified, which means that it can invest a large percentage of its assets in a small number of issuers. As a result, a change in the value of any one investment held by the Fund may affect the overall value of the Fund more than it would affect a diversified fund which holds more investments.
- SINGLE STATE RISK - Because the Fund invests primarily in New York municipal securities, the Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York municipal securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. Other considerations affecting the Fund's investments in New York municipal securities are summarized in the Statement of Additional Information.
- SHARE PRICE - There's no guarantee the Fund will be able to preserve the value of your investment at $1.00 per share.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The Fund had not commenced operations prior to the date of this prospectus. No performance information is presented because the Fund has less than one full calendar year of performance history.

FEES AND EXPENSES OF THE FUND

There are no sales charges when you buy or sell Prime Shares of the Fund. The following table shows the fees and expenses you pay when you buy and hold shares of the Fund.

Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------------------------------------------------------------------------
                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
----------------------------------------------------------------------------------------
Prime Shares            0.40%             0.45%               0.15%(1)      1.00%
----------------------------------------------------------------------------------------




(1) Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------------------------------------------------------
                          1 year                 3 years
------------------------------------------------------------------------
Prime Shares              $102                   $318
------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Municipal Money Market Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may temporarily hold up to 100% of its total assets in investments that aren't part of its main investment strategy during unfavorable market conditions. These investments may include cash (which will not earn any income) and short-term taxable investments, such as money market instruments and debt securities issued or guaranteed by the U.S. Government or its agencies, in excess of 20% of each Fund's assets. This strategy could prevent a Fund from achieving its investment objective.

OTHER TYPES OF INVESTMENTS

This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Fund - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.


YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problems, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

FUND MANAGEMENT

ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES

The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below. The New York Municipal Money Market Fund had not commenced operations prior to the date of this prospectus. The Adviser is entitled to receive advisory fees with respect to the New York Municipal Money Market
Fund at the annual rate of .40% of the first $750,000,000 of the Fund's average daily net assets plus .35% of average daily net assets in excess of $750,000,000. The fee shown with respect to the New York Municipal Money
Market Fund is that which is currently in effect.


-----------------------------------------------------------------------------------------------
                                                                  Management fee as a
Fund                                                           % of average of net assets
-----------------------------------------------------------------------------------------------
Connecticut Municipal Money Market                                        .36%
-----------------------------------------------------------------------------------------------
Massachusetts Municipal Money Market                                      .37%
-----------------------------------------------------------------------------------------------
New York Municipal Money Market                                           .40%
-----------------------------------------------------------------------------------------------

HOW TO INVEST IN THE FUNDS

ABOUT SALES CHARGES

There are no sales charges (sometimes called front-end loads) or contingent deferred sales charges (sometimes called back-end loads or CDSCs) when you buy or sell Prime Shares of a Fund.

[Sidenote:]
NET ASSET VALUE
The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime Shares, minus the value of the Fund's liabilities attributable to Prime Shares, divided by the number of Prime Shares held by investors.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

Galaxy has adopted a plan under Rule 12b-1 that allows each Fund to pay fees from its Prime Share assets for selling and distributing Prime Shares and for services provided to shareholders. Prime Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.00% of each Fund's Prime Share assets. The Funds do not intend to pay more than 0.45% in distribution and shareholder service (12b-1) fees during the current fiscal year. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.

BUYING AND SELLING SHARES

You can buy and sell Prime Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.

If your order to buy shares is received and accepted by Galaxy's distributor by 11:00 a.m. (Eastern time) on a business day, the price you pay will be the net asset value (NAV) per share next determined (and you'll receive that day's dividend) if Galaxy's custodian receives the purchase price in immediately available funds by 11:00 a.m. that day. If your order to purchase shares is received and accepted by Galaxy's distributor after 11:00 a.m. (Eastern time) but before 4:00 p.m. (Eastern time) on a business day, the price you pay will be the NAV next determined (and you'll begin receiving dividends the next day) if Galaxy's custodian receives the purchase price in immediately available funds by 4:00 p.m. on the day of your order. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below. NAV is determined on each day the New York Stock Exchange is open for trading as of 11:00 a.m. (Eastern time) and at the close of regular trading (usually 4:00 p.m. Eastern time).

The Funds' assets are valued at amortized cost, which is approximately equal to market value.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS
The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy Prime Shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and for wiring payment to Galaxy's custodian. Your broker-dealer will usually hold the shares in your name and receive all confirmations of purchases and sales. Contact your broker-dealer for more information. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

HOW TO SELL SHARES

You can sell your Prime Shares through your broker-dealer. Please contact your broker-dealer for information on how to sell your shares. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Contact your broker-dealer for more information.

SHAREHOLDER SERVICES

Your broker-dealer may offer certain shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares dividends from net investment income daily and pays them within five business days after the end of each month. Although the Funds do not expect to realize net long-term capital gains, any capital gains realized will be distributed at least annually. Dividends and distributions are paid in cash unless you indicate on the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


Distributions by the Funds will generally consist of dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. It is possible, depending upon a Fund's investments, that a portion of the Fund's distributions could be taxable to shareholders as ordinary income or capital gains, but none of the Funds expects that this will be the case.


Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally will not be deductible for federal income tax purposes.


You should note that a portion of the exempt-interest dividends paid by one or more of the Funds may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

CONNECTICUT MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from the Connecticut state income tax on individuals, trusts and estates ("CSIT"). However, dividends, if any, derived from interest or long-term captial gains on securities other than Connecticut municipal securities, or from any short-term capital gains, will be subject to the CSIT.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its dividends will generally be exempt from Massachusetts personal income tax. However, dividends, if any, derived from interest on securities other than Massachusetts municipal securities, or from any short-term capital gains, will be subject to Massachusetts personal income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

This Fund intends to comply with certain state tax requirements so that its income and dividends will generally be exempt from New York State and New York City personal income tax. However, dividends, if any, derived from interest on securities other than New York municipal securities, or from capital gains, will be subject to New York State and New York City personal income tax.

ALL FUNDS

Taxable dividends paid in January may be taxable as if they had been paid the previous December. Each year you'll receive in the mail federal tax information on distributions paid by the Funds.

OTHER STATE AND LOCAL TAX MATTERS

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities or on securities of the particular state, or localities within the State.

MISCELLANEOUS

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, Prime Shares of the Funds had not been offered to investors. The financial highlights tables shown below with respect to the Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund reflect the performance of the Funds' Retail A Shares and are intended to provide you with a long-term perspective as to the Funds' financial history. These tables will help you understand the financial performance for the Funds' Retail A Shares for the past five years. Certain information reflects the financial performance of a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Retail A Shares of each Fund, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report and are incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP. No financial highlights are presented for the New York Municipal Money Market Fund because the Fund had not commenced operations prior to the date of this prospectus.


As discussed above in "Risk/return summary - Connecticut Municipal Money Market Fund," prior to December 4, 1995, the predecessor to the Connecticut Municipal Money Market Fund (Predecessor Fund) offered and sold two classes of shares, Investment Shares and Trust Shares. Investment Shares of the Predecessor Fund were similar to the Retail A Shares which the Connecticut Municipal Money Market Fund currently offers. Accordingly, Trust Shares of the Predecessor Fund have not been included in the financial highlights table for the Connecticut Municipal Money Market Fund set forth below.

                 Galaxy Connecticut Municipal Money Market Fund
                (For a share outstanding throughout each period)


                                                                             For the Year Ending October 31,
                                                      ------------------------------------------------------------------------------
                                                           1999             1998           1997           1996(1)        1995
                                                           ----             ----           ----           -------        -----
Net asset value, beginning of period...............       $ 1.00            $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                          ------            ------         ------         ------         ------
Income from investment operations:
  Net investment income(2).........................         0.02              0.03           0.03           0.03           0.03
  Net realized and unrealized gain (loss)
     on investments................................           --                --             --             --             --
                                                          ------            ------         ------         ------         ------
     Total from investment operations..............         0.02              0.03           0.03           0.03           0.03
                                                          ------            ------         ------         ------         ------
Less dividends:
  Dividends from net investment income.............        (0.02)            (0.03)         (0.03)         (0.03)         (0.03)
                                                          ------            ------         ------         ------         ------
  Dividends from net realized capital gains........           --                --             --             --             --
                                                          ------            ------         ------         ------         ------
  Total dividends..................................        (0.02)            (0.03)         (0.03)         (0.03)         (0.03)
                                                          ------            ------         ------         ------         ------

Net increase (decrease) in net asset value.........           --                --             --             --             --
                                                          ------            ------         ------         ------         ------
Net asset value, end of period.....................       $ 1.00            $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                          ------            ------         ------         ------         ------
Total return(3)....................................         2.47%             2.87%          2.94%          2.83%          2.94%
Ratios/supplemental data:
  Net assets, end of period (000's)................     $243,051          $165,186       $137,095       $110,544        $71,472

Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................         2.44%             2.83%          2.91%          2.79%          2.88%
  Operating expenses including
     reimbursement/waiver..........................         0.62%             0.62%          0.60%          0.64%          0.82%
  Operating expenses excluding
     reimbursement/waiver..........................         0.65%             0.65%          0.65%          0.73%          1.29%

-----------------------------

(1) The Fund commenced operations on October 4, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy with a single series of shares. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged shares of the two series for a single series of shares in the Galaxy Connecticut Municipal Money Market Fund.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for the fiscal years ended October 31, 1999, 1998, 1997 and 1996 was $0.02, $0.03, $0.03 and $0.03,
     respectively. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or other parties for the fiscal year ended October 31, 1995 was $0.03 (unaudited).
(3) Calculation does not include the effect of any sales charge for Investment Shares of the Predecessor Fund.

                Galaxy Massachusetts Municipal Money Market Fund
                (For a share outstanding throughout each period)


                                                                             For the Year Ending October 31,
                                                      ------------------------------------------------------------------------------
                                                           1999             1998           1997           1996(1)        1995
                                                           ----             ----           ----           -------        -----
Net asset value, beginning of period...............       $ 1.00            $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                          ------            ------         ------         ------         ------
Income from investment operations:
  Net investment income(2).........................         0.02              0.03           0.03           0.03           0.03
  Net realized and unrealized gain (loss)
     on investments................................           --                --             --             --             --
                                                          ------            ------         ------         ------         ------
     Total from investment operations..............         0.02              0.03           0.03           0.03           0.03
                                                          ------            ------         ------         ------         ------
Less dividends:
  Dividends from net investment income.............        (0.02)            (0.03)         (0.03)         (0.03)         (0.03)
                                                          ------            ------         ------         ------         ------
  Dividends from net realized capital gains........           --                --             --             --             --
                                                          ------            ------         ------         ------         ------
  Total dividends..................................        (0.02)            (0.03)         (0.03)         (0.03)         (0.03)
                                                          ------            ------         ------         ------         ------

Net increase (decrease) in net asset value.........           --                --             --             --             --
                                                          ------            ------         ------         ------         ------
Net asset value, end of period.....................       $ 1.00            $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                          ------            ------         ------         ------         ------
Total return.......................................         2.50%             2.86%          2.92%          2.83%          3.21%
Ratios/supplemental data:
  Net assets, end of period (000's)................     $241,611          $127,922        $80,966        $47,066        $40,326

Ratios to average net assets:
  Net investment income including
     reimbursement/waiver..........................         2.48%             2.81%          2.90%          2.78%          3.16%
  Operating expenses including
     reimbursement/waiver..........................         0.62%             0.62%          0.61%          0.62%          0.57%
  Operating expenses excluding
     reimbursement/waiver..........................         0.65%             0.68%          0.69%          0.83%          1.06%

-----------------------------

(1) The Fund commenced operations on October 5, 1993 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold one series of shares. In connection with the reorganization, the shareholders of the Predecessor Fund exchanged such shares for shares in the Galaxy Massachusetts Municipal Money Market Fund.
(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or other parties for the fiscal years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.02, $0.03, $0.03, $0.03 and $0.03
     (unaudited), respectively.

[Back Cover Page]

WHERE TO FIND MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC 20549-0102
1-202-942-8090


Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.

[INSERT FLEET-ASSIGNED CODE]

[Front cover page]

The Galaxy Fund


Galaxy Equity Funds



Prospectus
February 29, 2000

Galaxy Asset Allocation Fund
Galaxy Equity Income Fund
Galaxy Growth and Income Fund
Galaxy Strategic Equity Fund
Galaxy Equity Value Fund
Galaxy Equity Growth Fund
Galaxy International Equity Fund
Galaxy Small Cap Value Fund
Galaxy Small Company Equity Fund






Prime A Shares and Prime B Shares









As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds as an investment or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents


Risk/return summary.........................................................1
         Introduction.......................................................1
         Galaxy Asset Allocation Fund.......................................3
         Galaxy Equity Income Fund..........................................8
         Galaxy Growth and Income Fund.....................................13
         Galaxy Strategic Equity Fund......................................17
         Galaxy Equity Value Fund..........................................22
         Galaxy Equity Growth Fund.........................................27
         Galaxy International Equity Fund..................................32
         Galaxy Small Cap Value Fund.......................................38
         Galaxy Small Company Equity Fund..................................43
         Additional information about risk.................................48
         Investor guidelines...............................................49
Fund management............................................................50
How to invest in the Funds.................................................52
         How sales charges work............................................52
         Buying, selling and exchanging shares.............................55
         How to buy shares.................................................56
         How to sell shares................................................56
         How to exchange shares............................................56
         Other shareholder services........................................57
         Other transaction policies........................................57
Dividends, distributions and taxes.........................................58
Financial highlights.......................................................60

RISK/RETURN SUMMARY

INTRODUCTION

THIS PROSPECTUS describes the Galaxy Equity Funds. Each Fund invests primarily or to a significant degree in equity securities, such as common stock, preferred stock and securities that are convertible into common stock.

On the following pages, you'll find important information about each Fund, including:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-     The main risks associated with an investment in the Fund
- The Fund's past performance measured on both a year-by-year and long-term basis

-     The fees and expenses that you will pay as an investor in the Fund.


WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you.

Equity funds are generally best suited to investors seeking growth of their investment over time and who are prepared to accept the risks associated with equity securities. Equity funds have the potential for higher returns than other funds, such as bond funds or money market funds, but also carry more risk.

Different equity funds have different levels of risk. They have varying objectives and investment styles, and some are considered more aggressive than others. Generally, a fund's objective and the types of investments it makes can help you gauge its level of risk. On page 52, you'll find a table that gives a general overview of the risk spectrum of the Galaxy Equity Funds.

THE FUNDS' INVESTMENT ADVISER


Fleet Investment Advisors Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds. The Adviser, an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.

[Sidenote:]
AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Asset Allocation Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages, as well as long-term growth in the value of the Fund's assets.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.



THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund aims to provide income that is higher than the average income provided by stocks included in the popular stock market averages. The Adviser interprets this to mean the Dow Jones Industrial Average of 30 major companies and the Standard & Poor's 500 Composite Stock Price Index (commonly referred to as the S&P 500). Due to the Fund's expenses, however, net income paid to you may be less than that. The Fund also seeks long-term growth in the value of its assets. The Adviser attempts to achieve these goals and reduce risk by allocating the Fund's assets among short-term debt securities, common stocks, preferred stocks and bonds.


The Fund seeks a mix of stocks and bonds that will produce both income and long-term capital growth. This mix will change from time to time as a result of economic and market conditions. However, the Fund keeps at least 25% of its total assets in fixed income investments, including debt securities and preferred stocks, at all times.


Debt securities purchased by the Fund will be of investment grade quality, which means that they will have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's) or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.



In selecting portfolio securities for the Fund, the Adviser's investment policy committee develops an economic outlook and sets guidelines for the industries and sectors in which the Fund should invest. In selecting equity securities, the Adviser favors stocks with long-term growth potential that are expected to outperform their peers over time. The Adviser also forecasts the direction and degree of change in long-term interest rates to help in the selection of fixed income securities.

The Fund will sell a security when, as a result of changes in the economy, the Adviser determines it appropriate to revise the allocation of the Fund's assets between stocks and bonds. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:



- INTEREST RATE RISK - The value of fixed income investments such as bonds are affected by movements in interest rates. Bond prices tend to fall when interest rates rise and to rise when interest rates fall.
- CREDIT RISK - The value of fixed income investments also depends on the ability of an issuer to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its securities will decline. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK - Changes in interest rates may cause certain fixed income investments held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- PORTFOLIO COMPOSITION - The level of risk could increase if a larger percentage of the Fund is invested in one particular asset class, such as stocks or bonds. However, asset allocation funds are generally less volatile than portfolios that contain only stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.
- FREQUENT TRADING - Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of the Fund's Prime A Shares during the last calendar year. The return for Prime B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]


                                  1999
                                  7.42%



Best quarter:              7.30% for the quarter ending December 31, 1999
Worst quarter:             -3.15% for the quarter ending September 30, 1999


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices.



                                      1 year            Since inception
Prime A Shares                         1.49%            6.69% (11/1/98)
Prime B Shares                         1.62%            7.81% (11/1/98)
S&P 500                               21.03%            29.86% (since 10/31/98)
DJIA                                  27.29%            30.39% (since 10/31/98)

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

The Dow Jones Industrial Average (DJIA) is an unmanaged price-weighted average based on the "price only" performance of 30 blue chip stocks.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)

                        Maximum sales charge          Maximum deferred sales
                        (load) on purchases           of charge (load) shown
                        shown as a % of the           as a % of the offering
                        offering price                price or sale price,
                                                      whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)


Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                            Distribution and                   Total Fund
                          Management fees   service (12b-1)     Other          operating
                                            fees                expenses       expenses
Prime A Shares               0.75%              0.25%            0.26%(4)         1.26%(4)
Prime B Shares               0.75%              1.00%            0.30%(4)         2.05%(4)


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) Certain of the Fund's service providers are voluntarily waiving a portion of their fees so that Other expenses are expected to be 0.15% for Prime A Shares and 0.15% for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.15% for Prime A Shares and 1.90% for Prime B Shares. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-     you invest $10,000 for the periods shown
-     you reinvest all dividends and distributions in the Fund
-     you sell all your shares at the end of the periods shown
-     your investment has a 5% return each year
-     your Prime B Shares convert to Prime A Shares after eight years
-     the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 year                3 years              5 years               10 years
Prime A Shares          $671                  $928                 $1,204                $1,989
Prime B Shares          $708                  $943                 $1,303                $2,177
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $208                  $643                 $1,103                $2,177



[Sidenote:]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Donald Jones, a Vice President of the Adviser, since 1991, and David Lindsay, CFA, a Senior Vice President of the Adviser since 1992. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones has managed the equity portion of the Fund's portfolio, including determining the allocation of the Fund's assets between equities and fixed income investments, since May of 1995. He has been with the Adviser and its predecessors since 1977. Mr. Lindsay has managed the fixed income portion of the Fund since January of 1997. He has been with the Adviser and its predecessors since 1986.

Galaxy Equity Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 75% of its total assets in a diversified portfolio of income-producing (dividend-paying) equity securities, primarily common stocks. The Adviser looks for investments that offer dividends, prospects for dividend growth and capital appreciation. However, the Fund's portfolio may include securities that offer only growth potential or only income potential.


The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.



THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


Retail A Shares of the Fund were first offered during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]


1991          1992        1993        1994        1995        1996        1997        1998        1999
22.37%        7.43%       8.05%       0.75%       32.96%      16.53%      25.51%      15.63%      4.36%



Best quarter:.....         13.31% for the quarter ending June 30, 1997
Worst quarter:....         -8.41% for the quarter ending September 30, 1998


AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.



                                      1 year                  5 years         Since inception
Retail A Shares(1)                    -1.40%                   17.27%         13.61% (12/14/90)
Retail A Shares(2)                    -0.02%                   18.40%         14.32% (12/14/90)
S&P 500                               21.03%                   28.54%         21.00% (since 11/30/90)

(1) The performance of Retail A Shares has been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares.
(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.



[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        Maximum sales charge          Maximum deferred sales
                        (load) on purchases           of charge (load) shown
                        shown as a % of the           as a % of the offering
                        offering price                price or sale price,
                                                      whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)


 Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                                                             Total Fund
                                          Distribution and                   operating
                        Management fees   service (12b-1)     Other          expenses
                                          fees                expenses
Prime A Shares          0.75%             0.25%               0.28%(4)         1.28%
Prime B Shares          0.75%             1.00%               0.36%(4)         2.11%



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4)   Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   your Prime B Shares convert to Prime A Shares after eight years
-   the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
Prime A Shares          $673                  $934                 $1,214                $2,010
Prime B Shares          $714                  $961                 $1,334                $2,230
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $214                  $661                 $1,134                $2,230

 [Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is J. Edward Klisiewicz, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz has been the Fund's portfolio manager since it began operations. He has been with the Adviser and its predecessors since 1970.

Galaxy Growth and Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.


[Sidenote:]
CURRENT INCOME
Current income includes both dividends from stocks and interest income from fixed income securities, after deducting Fund expenses.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund normally invests at least 65% of its total assets in the common stocks of U.S. companies with large market capitalizations (generally over $2 billion) that the Adviser believes offer above-average growth and dividends. The Adviser focuses on growth stocks which are believed to be attractively priced relative to expectations for the future performance of the issuing company. The Adviser also seeks a current yield greater than that of the S&P 500, although not all Fund investments will pay dividends.


The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risk:

- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of the Fund's Prime A Shares during the last calendar year. The return for Prime B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]

                                        1999
                                        6.99%


Best quarter:                9.78% for the quarter ending June 30, 1999
Worst quarter:             -10.57% for the quarter ending September 30, 1999



AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.



                                      1 year            Since inception
Prime A Shares                          1.08%           10.56% (11/1/98)
Prime B Shares                          1.12%           11.82% (11/1/98)
S&P 500                                21.03%           29.86% (since 10/31/98)

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees you paid directly from your investment)

                                                      Maximum deferred sales
                        Maximum sales charge          of charge (load) shown
                        (load) on purchases           as a % of the offering
                        shown as a % of the           price or sale price,
                        offering price                whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)


Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
Prime A Shares          0.75%             0.25%               0.26%(4)        1.26%(4)
Prime B Shares          0.75%             1.00%               0.30%(4)        2.05%(4)


(1) Reduced sales charges may be available. See "How to invest in the Fund - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) Certain of the Fund's service providers are voluntarily waiving a portion of their fees so that Other expenses are expected to be 0.15% for Prime A Shares and 0.20% for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.15% for Prime A Shares and 1.90% for Prime B Shares. These fee waivers may be revised or discontinued at any time.


EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   your Prime B Shares convert to Prime A Shares after eight years
-   the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 year                3 years              5 years               10 years
Prime A Shares          $671                  $928                 $1,204                $1,989
Prime B Shares          $708                  $943                 $1,303                $2,177
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $208                  $643                 $1,103                $2,177


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Gregory M. Miller, a Vice President of the Adviser since 1996. He's been primarily responsible for the day-to-day management of the Fund's investment portfolio since July 1998. Before that, Mr. Miller assisted his predecessor in managing the Fund for seven years. He joined the Adviser in 1985.

Galaxy Strategic Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES


The Fund invests at least 65% of its total assets in U.S. equity securities, primarily common stock and securities that can be converted into common stock. The Fund's "Value Driven Growth" investment process emphasizes securities believed to have the potential for the best one- to two-year returns. These securities are generally selected from a universe of large and medium size companies representative of the S&P 500, although the universe of stocks monitored by the Adviser is not limited to stocks of companies included in the S&P 500. The Fund may invest up to 20% of its total assets in foreign equity securities. In selecting individual stocks, the Adviser looks at the current price, projected earnings growth, and historical valuations to derive an estimate of return potential. The Fund may give emphasis to growth stocks, value stocks or particular industries, depending upon the Adviser's assessment of a stock's return potential relative to its price in the broader market.


The Fund will sell a portfolio security when, as a result of a decline in the security's return potential relative to that of other securities, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
VALUE STOCKS AND GROWTH STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios. Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.



THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following main risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows performance of the Fund's Retail A Shares during the last calendar year. The figure doesn't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]



                                               1999
                                               0.05%

Best quarter:               11.49% for the quarter ending June 30, 1999
Worst quarter:             -13.65% for the quarter ending September 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.


                                      1 year            Since inception
Retail A Shares(1)                    -5.49%            -1.63% (3/4/98)
Retail A Shares(2)                    -4.32%            -0.50% (3/4/98)
S&P 500                               21.03%            21.73% (since 2/28/98)


(1) The performance of Retail A Shares has been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares.
(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.




[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.



Shareholder fees (fees paid directly from your investment)

                                                      Maximum deferred sales
                        Maximum sales charge          of charge (load) shown
                        (load) on purchases           as a % of the offering
                        shown as a % of the           price or sale price,
                        offering price                whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)


Annual Fund operating expenses (expenses deducted from the Fund's assets)


                                          Distribution and                      Total Fund
                                          service (12b-1)       Other           operating
                        Management fees   fees                  expenses        expenses
Prime A Shares          0.75%(4)            0.25%               0.52%(5)        1.52%(4)
Prime B Shares          0.75%(4)            1.00%               0.63%(5)        2.38%(4)


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.32% for Prime A Shares and 2.18% for Prime B Shares. This fee waiver may be revised or discontinued at any time.
(5)   Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-   you invest $10,000 for the periods shown
-   you reinvest all dividends and distributions in the Fund
-   you sell all your shares at the end of the periods shown
-   your investment has a 5% return each year
-   your Prime B Shares convert to Prime A Shares after eight years
-   the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
Prime A Shares          $696                  $1,004               $1,333                $2,263
Prime B Shares          $741                  $1,042               $1,470                $2,502
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $241                  $742                 $1,270                $2,502



[Sidenote:]
PORTFOLIO MANAGER
The Fund's portfolio manager is Peter B. Hathaway, CFA, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Hathaway has been the Fund's portfolio manager since it began operations in March 1998. He has been in the investment management business with the Adviser and its predecessors since 1964 and has been responsible for the Adviser's Value Driven Growth investment process since 1991.

Galaxy Equity Value Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in equity securities, mainly common stocks, that the Adviser believes are undervalued. The Fund invests most of its assets in companies that have a market capitalization of more than $1.5 billion.


The Adviser uses proprietary computer models to compare share price and company value, both compared to the market and over time. This helps the Adviser to identify out-of-favor, undervalued securities (often called value stocks) which may subsequently increase in value. These models focus on fundamental aspects such as earnings and dividend growth, reinvestment of returns and the ability of companies to finance their own growth. The models also take into account factors such as how easily the stocks may be traded. The Adviser then reviews the results and looks for risks that may account for a stock's low price. It evaluates factors the computer models can't measure, such as the quality of a company's management and the impact of technological change. Stocks which pass all tests are eligible to be included in the Fund's portfolio. Fund holdings are frequently reviewed and are sold automatically when the computer models show they are overvalued.

[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.

[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price-to-earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risk:


- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1991. The returns for Retail A Shares for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, Retail A Shares and Trust Shares of the Fund had the same returns because each class of shares had the same expenses.

YEAR-BY-YEAR RETURNS


The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]


1990          1991        1992        1993        1994        1995        1996        1997        1998        1999
-3.20%        23.36%      8.21%       14.75%      3.51%       27.78%      21.09%      27.66%      23.75%      6.67%


Best quarter:               27.15% for the quarter ending December 31, 1998
Worst quarter:             -15.28% for the quarter ending September 30, 1998

AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices.


                             1 year              5 years           10 years             Since inception
Retail A Shares(1)            0.83%               19.77%            14.23%               14.42% (9/1/88)
Retail A Shares(2)            2.06%               20.94%            14.88%               14.99% (9/1/88)
S&P 500                      21.03%               28.54%            18.19%               19.50% (since 8/31/88)
Lipper Multi-Cap Value       13.77%               21.34%            14.42%               15.32% (since 8/31/88)
Funds Average



(1) The performance of Retail A Shares has been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares.
(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.



[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

[Sidenote:]
The Lipper Multi-Cap Value Funds Average is an unmanaged index that measures the performance of a select group of mutual funds with investment objectives similar to that of the Fund.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                        Maximum sales charge          Maximum deferred sales
                        (load) on purchases           of charge (load) shown
                        shown as a % of the           as a % of the offering
                        offering price                price or sale price,
                                                      whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)


Annual Fund operating expenses(expenses deducted from the Fund's assets)


                        Maximum sales charge          Maximum deferred sales
                        (load) on purchases           of charge (load) shown
                        shown as a % of the           as a % of the offering
                        offering price                price or sale price,
                                                      whichever is less
Prime A Shares          0.75%             0.25%               0.31%(4)        1.31%
Prime B Shares          0.75%             1.00%               0.41%(4)        2.16%




(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4)   Other expenses are based on estimated amounts for the current fiscal year.



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 year                3 years              5 years               10 years
Prime A Shares          $676                  $942                 $1,229                $2,042
Prime B Shares          $719                  $976                 $1,359                $2,277
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $219                  $676                 $1,159                $2,277


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is G. Jay Evans, a Senior Vice President of the Adviser since 1991. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been the Fund's portfolio manager since 1993. He has been with the Adviser and its predecessors since 1978.

Galaxy Equity Growth Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in a broadly diversified portfolio of equity securities, primarily common stocks and securities that can be converted into common stocks. The Fund invests mainly in the securities of U.S. issuers, but may invest up to 20% of its assets in foreign securities.

The Fund invests mainly in companies which the Adviser believes will have faster earnings growth than the economy in general. The Adviser looks for large-capitalization companies (generally over $2 billion) in growing industries, focusing on technological advances, good product development, strong management and other factors which support future growth. The Adviser seeks out companies that have a history of strong earnings growth and are projected to continue a similar pattern of growth over the next three to five years.

The Fund will sell a security if there is an adverse change in the projected earnings growth of the company issuing the security. A security will also be sold when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.

In addition, the Fund carries the following risks:

- CONVERTIBLE SECURITIES - Securities that can be converted into common stock, such as certain debt securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to stock market risk.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.



YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows the performance of the Fund's Prime A Shares during the last calendar year. The return for Prime B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the return would be lower.

[bar chart goes here]


                                                        1999
                                                       26.02%



Best quarter:              17.80% for the quarter ending December 31, 1999
Worst quarter:             -5.41% for the quarter ending September 30, 1999


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.


                                      1 year            Since inception
Prime A Shares                         19.10%           29.39% (11/1/98)
Prime B Shares                         20.36%           31.98% (11/1/98)
S&P 500                                21.03%           29.86% (since 10/31/98)

[Sidenote:]
The S&P 500 is an unmanaged index that tracks the performance of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ. The S&P 500 is heavily weighted with the stocks of large companies.

FEES AND EXPENSES OF THE FUND


The following tables show the fees and expenses you may pay when you buy and hold shares of the Fund.



Shareholder fees (fees you paid directly from your investment)

                       Maximum sales charge            Maximum deferred sales
                       (load) on purchases             charge (load) shown as a
                       shown as a % of the             % of the offering price
                       offering price                  or sales price, whichever
                                                       is less
Prime A Shares          5.50%(1)                       None(2)
Prime B Shares          None                           5.00%(3)

Annual Fund operating expenses (expenses deducted from the Fund's assets)

                                          Distribution and                   Total Fund
                                          service (12b-1)     Other          operating
                        Management fees   fees                expenses       expenses
Prime A Shares          0.75%             0.25%               0.24%(4)        1.24%(4)
Prime B Shares          0.75%             1.00%               0.28%(4)        2.03%(4)


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) Certain of the Fund's service providers are voluntarily waiving a portion of their fees so that Other expenses are expected to be 0.11% for Prime A Shares and 0.12% for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.11% for Prime A Shares and 1.87% for Prime B Shares. These fee waivers may be revised or discontinued at any time.

EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:


                        1 year                3 years              5 years               10 years
Prime A Shares          $669                  $922                 $1,194                $1,967
Prime B Shares          $706                  $937                 $1,293                $2,155
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $206                  $637                 $1,093                $2,155


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Robert G. Armknecht, CFA, an Executive Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht has been with the Adviser and its predecessors since 1988 and has been the Fund's portfolio manager since it began operations in 1990.

Galaxy International Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 75% of its total assets in the equity securities of foreign issuers. At all times, the Fund's assets will be invested in companies located in at least three different foreign countries. Normally, no more than 20% of the Fund's assets will be invested in companies located in countries with emerging economies or emerging securities markets. The Fund emphasizes larger established companies, although it may invest in companies of any size. The Fund may engage in transactions for the purpose of hedging its portfolio, such as options, futures and foreign currencies.

The Sub-Adviser's investment process begins with a fundamental analysis of companies, including both bottom-up and top-down factors. Bottom-up analysis includes a thorough understanding of a company's prospects as reflected in its operating cash flow, including industry cycle, capital requirements, growth opportunities and financial structure. Discussions with company management are an important element of this analysis and give the Sub-Adviser an opportunity to test its assumptions against management's near-term and long-term objectives. Top-down factors are incorporated into the Sub-Adviser's analysis of the company at all points. For example, the Sub-Adviser considers how interest rates and currency may impact prospective cash flow and earnings. Country and market risks, both of which are critically important, are embodied in interest rates, which are the basis for risk-adjusting the Sub-Adviser's return expectations for individual companies. In this way, the Sub-Adviser arrives at a risk-adjusted return potential for each company analyzed, which then gives the Sub-Adviser the basis for comparing investment opportunities across developed and emerging markets.


The Fund will sell a security if it has achieved its performance objective, or if fundamentals change performance expectations, if alternative investments provide potentially more attractive returns.


[Sidenote:]
SUB-ADVISER
The Adviser has appointed Oechsle International Advisors, LLC as Sub-Adviser to assist it in the day-to-day management of the Fund's investment portfolio.


THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. U.S. and foreign stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.


In addition, the Fund carries the following main risks:


- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- EMERGING MARKETS - The risks associated with foreign investments are heightened when investing in emerging markets. The governments and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.
- COUNTRY RISK - The Fund may invest 25% or more of its assets in the securities of companies located in one country. When the Fund invests a high percentage of its assets in a particular country, the Fund will be especially susceptible to factors affecting that country.
- CURRENCY EXCHANGE - Although the Fund usually makes investments that are sold in foreign currencies, it values its holdings in U.S. dollars. If the U.S. dollar rises compared to a foreign currency, the Fund loses on the currency exchange.
- HEDGING - The Fund may invest in derivatives, such as options, futures and foreign currencies, to hedge against market risk or the currency risk of its foreign investments. There's no guarantee hedging will always work. It can also prevent the Fund from making a gain if markets move in the opposite direction to the hedge.
- SELECTION OF INVESTMENTS - The Adviser and Sub-Adviser evaluate the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.


[Sidenote:]
DERIVATIVES
A derivative is an investment whose value is based on or DERIVED from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS-CALENDAR YEARS

The bar chart shows the performance of the Fund's Prime A Shares during the last calendar year. The return for Prime B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]


                            1999
                           41.55%


Best quarter:              24.43% for the quarter ending December 31, 1999
Worst quarter:             2.65% for the quarter ending March 31, 1999


AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.

                                      1 year            Since inception
Prime A Shares                         33.78%           38.83% (11/1/98)
Prime B Shares                         35.65%           41.45% (11/1/98)
MSCI EAFE Index                        26.96%           32.29% (since 10/31/98)


[Sidenote:]
The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index is an unmanaged index which tracks the performance of selected equity securities in Europe, Australia and the Far East.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees you paid directly from your investment)

                                                      Maximum deferred sales
                        Maximum sales charge          of charge (load) shown
                        (load) on purchases           as a % of the offering
                        shown as a % of the           price or sale price,
                        offering price                whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)

Annual Fund operating expenses (expenses deducted from the Fund's assets)
                                                                            Total Fund
                                          Distribution and                  operating
                        Management fees   service (12b-1)     Other         expenses
                                          fees                expenses
Prime A Shares          0.89%(4)          0.25%               0.70%(4)      1.84%(4)
Prime B Shares          0.89%(4)          1.00%               0.29%(4)      2.18%(4)



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) The Adviser and certain of the Fund's service providers are waiving a portion of their fees so that Management fees and Other expenses are expected to be 0.64% and 0.23%, respectively, for Prime A Shares and 0.64% and 0.22%, respectively, for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.12% for Prime A Shares and 1.86% for Prime B Shares. These fee waivers may be revised or discontinued at any time.





EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
Prime A Shares          $727                  $1,097               $1,491                $2,590
Prime B Shares          $721                  $982                 $1,369                $2,428
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $221                  $682                 $1,169                $2,428



[Sidenote:]
PORTFOLIO MANAGERS

The Fund's portfolio managers are Singleton Dewey Keesler, Jr. and Kathleen Harris, CFA. They are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Keesler is Chief Investment Officer and portfolio manager/research analyst with the Sub-Adviser. He has been associated with the Sub-Adviser and its predecessor since 1986. Ms. Harris has been a portfolio manager at the Sub-Adviser and its predecessor since January of 1995. She was previously portfolio manager and investment director for the State of Wisconsin Investment Board. Mr. Keesler and Ms. Harris have co-managed the Fund since August of 1996.

Galaxy Small Cap Value Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests mainly in the common stocks of small companies that the Adviser believes are undervalued. Under normal market conditions, the Fund invests at least 65% of its assets in the common stocks of companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. issuers, but may invest up to 20% of its assets in foreign equity securities.

In selecting portfolio securities for the Fund, the Adviser looks at the underlying strength of companies, their products, their competitive positions and the quality of their management. It also does research to attempt to identify companies likely to benefit from emerging industry trends and potential market recoveries.

A portfolio security may be sold if the Adviser determines that it is no longer undervalued or if there has been a deterioration in the performance of the security or in the financial condition of the company that issued the security.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


[Sidenote:]
VALUE STOCKS
Value stocks are ones that appear to be underpriced based on measures such as lower price-to-earnings, price-to-book value and price to earnings growth ratios.

THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.



In addition, the Fund carries the following risks:


- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
- FOREIGN INVESTMENT - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows the performance of the Fund's Prime A Shares during the last calendar year. The return for Prime B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]


                                      1999
                                     10.71%


Best quarter:              16.48% for the quarter ending June 30, 1999
Worst quarter:             -7.71% for the quarter ending March 31, 1999


AVERAGE ANNUAL TOTAL RETURNS


The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices.


                             1 year                     Since inception
Prime A Shares                4.61%                      9.95% (11/1/98)
Prime B Shares                4.82%                     11.38% (11/1/98)
Russell 2000 Index           21.26%                     29.65% (since 10/31/98)
S&P 600                      12.41%                     22.10% (since 10/31/98)



[Sidenote:]
The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Companies included in the Russell 2000 Index have market capitalizations that currently range between $30 million and $1.4 billion.


[Sidenote:]
The Standard & Poor's SmallCap 600 Composite Index (S&P 600) is an unmanaged index that tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock

Exchange and NASDAQ. The S&P 600 is heavily weighted with the stocks of small companies with market capitalizations that currently range between $32.9 million and $2.9 billion.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)

                                                      Maximum deferred sales
                        Maximum sales charge          of charge (load) shown
                        (load) on purchases           as a % of the offering
                        shown as a % of the           price or sale price,
                        offering price                whichever is less
Prime A Shares          5.50%(1)                      None(2)
Prime B Shares          None                          5.00%(3)


Annual Fund operating expenses (expenses deducted from the Fund's assets)



                                          Distribution and               Total Fund
                                          service (12b-1)     Other      operating
                        Management fees   fees                expenses   expenses
Prime A Shares          0.75%             0.25%               0.31%(4)     1.31%(4)
Prime B Shares          0.75%             1.00%               0.58%(4)     2.33%(4)


(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."
(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."
(4) Certain of the Fund's service providers are waiving a portion of their fees so that Other expenses are expected to be 0.16% for Prime A Shares and 0.17% for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 1.16% for Prime A Shares and 1.92% for Prime B Shares. These fee waivers may be revised or discontinued at any time.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
Prime A Shares          $676                  $942                 $1,229                $2,042
Prime B Shares          $736                  $1,027               $1,445                $2,411
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $236                  $727                 $1,245                $2,411

[Sidenote:]
PORTFOLIO MANAGER


The Fund's portfolio manager is Peter Larson, a Senior Vice President of the Adviser. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson has been with the Adviser and its predecessors since 1963 and has managed the Fund, including its predecessor, since it began operations in 1992.

Galaxy Small Company Equity Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in the equity securities, primarily common stocks, of small companies that have market capitalizations of $1.5 billion or less. The Fund invests primarily in the common stock of U.S. companies, but may invest up to 20% of its total assets in foreign equity securities.

In selecting investments for the Fund, the Adviser looks for promising industries. It then looks within those industries for what are judged to be reasonably priced companies that have above-average growth potential. The Adviser consults a wide range of sources, including management, competitors, other industry sources and regional brokerage analysts.

The Fund will sell a portfolio security when, as a result of changes in the economy, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective. A security may also be sold as a result of a deterioration in the performance of the security or in the financial condition of the issuer of the security.


[Sidenote:]
MARKET CAPITALIZATION
A company's market capitalization is the price of a share of its stock, multiplied by the number of shares held by investors.


[Sidenote:]
GROWTH STOCKS
Growth stocks offer strong revenue and earnings potential, and accompanying capital growth, with generally less dividend income than value stocks.



THE MAIN RISKS OF INVESTING IN THE FUND

Changes in the U.S. or foreign economies can cause the value of stocks and other investments held by the Fund to fall. Stock prices may decline over short or extended periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The value of your investment in the Fund will go up and down with the value of the investments which the Fund holds. The Fund's investments may not perform as well as other investments, even in times of rising markets.



In addition, the Fund carries the following main risks:


- SMALL COMPANIES RISK - Smaller companies tend to have limited resources, product lines and market share. As a result, their share prices tend to fluctuate more than those of larger companies. Their shares may also trade less frequently and in limited volume, making them potentially less liquid. The price of small company stocks might fall regardless of trends in the broader market.
- FOREIGN INVESTMENTS - Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.
- SELECTION OF INVESTMENTS - The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.



As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.



YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of the Fund's Retail A Shares has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]

1992            1993         1994          1995         1996          1997         1998          1999
1.20%           22.75%       -0.06%        38.80%       20.84%        14.17%       -10.94%       38.93%


Best quarter:                 44.08% for the quarter ending December 31, 1999
Worst quarter:               -24.02% for the quarter ending September 30, 1998


AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.



                             1 year           5 years         Since inception
Retail A Shares(1)            31.28%            17.49%        13.63% (12/30/91)
Retail A Shares(2)            33.93%            18.63%        14.44% (12/30/91)
Russell 2000 Index            21.26%            16.69%        14.67% (since 12/31/91)


(1) The performance of Retail A Shares has been restated to include the effect of the maximum 5.50% sales charge payable on purchases of Prime A Shares.



(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.



[Sidenote:]


The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization. Companies included in the Russell 2000 Index have market capitalizations that currently range between $30 million and $1.4 billion.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)



                                                      Maximum deferred sales
                        Maximum sales charge          of charge (load) shown
                        (load) on purchases           as a % of the offering
                        shown as a % of the           price or sale price,
                        offering price                whichever is less
Prime A Shares          5.50%(1)                       None(2)
Prime B Shares          None                           5.00%(3)


Annual Fund operating expenses (expenses deducted from the Fund's assets)



                                          Distribution and                  Total Fund
                                          service (12b-1)     Other         operating
                        Management fees   fees                expenses      expenses
Prime A Shares          0.75%             0.25%               0.52%(4)      1.52%
Prime B Shares          0.75%             1.00%               0.61%(4)      2.36%

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."



(4) Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:


-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year
-    your Prime B Shares convert to Prime A Shares after eight years
-    the Fund's operating expenses remain the same.


Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

                        1 year                3 years              5 years               10 years
Prime A Shares          $696                  $1,004               $1,333                $2,263
Prime B Shares          $739                  $1,036               $1,460                $2,487
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
Prime B Shares          $239                  $736                 $1,260                $2,487

[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Stephen D. Barbaro, CFA, a Senior Vice President of the Adviser since 1996. He's primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro has been the Fund's portfolio manager since it began operations in 1991. He has been with the Adviser and its predecessors since 1976.

ADDITIONAL INFORMATION ABOUT RISK

The main risks associated with an investment in each of the Galaxy Equity Funds have been described above. The following supplements that discussion.


- TEMPORARY DEFENSIVE POSITIONS: Each Fund may temporarily hold up to 100% of its total assets in investments that are not part of its principal investment strategy to try to avoid losses during unfavorable market conditions. These investments may include cash (which will not earn any income), money market instruments, debt securities issued or guaranteed by the U.S. Government or its agencies and, in the case of the Galaxy International Equity Fund, foreign money market instruments, debt securities of foreign national governments and their agencies, and the securities of U.S. issuers. This strategy could prevent a Fund from achieving its investment objective and could reduce the Fund's return and affect its performance during a market upswing.



- OTHER TYPES OF INVESTMENTS: This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.



- YEAR 2000 RISKS: Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES

The following table gives you a general overview of the risk spectrum for the Galaxy Equity Funds. This is a guide only. It shows the Adviser's current assessment of the potential risk of the Funds relative to one another, but this can change over time. It should not be used to compare the Funds with other mutual funds or other types of investments. Consult your financial professional to help you decide which Fund is right for you.


Risk spectrum              Fund                                   Primary investments
-------------------------------------------------------------------------------------------------------------
                           Galaxy Asset Allocation                Common stocks and fixed income securities
                                                                  of domestic companies
                           ----------------------------------------------------------------------------------
Conservative               Galaxy Equity Income                   Common stocks of domestic companies
                                                                  selected primarily for their income
                                                                  potential
                           ----------------------------------------------------------------------------------
                           Galaxy Growth and Income               Common stocks of companies selected for
                                                                  their growth and income potential
                           ----------------------------------------------------------------------------------
                           Galaxy Strategic Equity                Equity securities of large and medium
                                                                  sized companies that exhibit
                                                                  above-average return potential relative
                                                                  to their market price
                           ----------------------------------------------------------------------------------
Moderate                   Galaxy Equity Value                    Common stocks of large and medium sized
                                                                  companies believed to be undervalued
                           ----------------------------------------------------------------------------------
                           Galaxy Equity Growth                   Equity securities of growth-oriented
                                                                  companies
                           ----------------------------------------------------------------------------------
                           Galaxy International Equity            Equity securities of foreign companies
                           ----------------------------------------------------------------------------------
Aggressive                 Galaxy Small Cap Value                 Common stocks of smaller companies
                                                                  believed to be undervalued
                           ----------------------------------------------------------------------------------
                           Galaxy Small Company Equity            Common stocks of smaller growth-oriented
                                                                  companies
                           ----------------------------------------------------------------------------------

FUND MANAGEMENT

ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities, and maintains related records.


The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.



Fund                                       Management fee as a % of net assets
Galaxy Asset Allocation                    0.75%
Galaxy Equity Income                       0.75%
Galaxy Growth and Income                   0.75%
Galaxy Strategic Equity                    0.55%
Galaxy Equity Value                        0.75%
Galaxy Equity Growth                       0.75%
Galaxy International Equity                0.64%
Galaxy Small Cap Value                     0.75%
Galaxy Small Company Equity                0.75%

SUB-ADVISER


The Adviser has delegated some of its advisory responsibilities with respect to the Galaxy International Equity Fund to Oechsle International Advisors, LLC as Sub-Adviser. The Sub-Adviser determines which securities will be purchased, retained or sold for the Fund, places orders for the Fund and provides the Adviser with information on international investment and economic developments. The Adviser assists and consults with the Sub-Adviser as to the Fund's investment program, approves the list of foreign countries recommended by the Sub-Adviser for investment and manages the Fund's daily cash position. The Sub-Adviser's fees are paid by the Adviser.



The Sub-Adviser has its main office at One International Place, Boston, Massachusetts 02210. The Sub-Adviser is the successor to Oechsle International Advisors, L.P., an international investment firm founded in 1986. At December 31, 1999, the Sub-Adviser had discretionary management authority over approximately $19.1 billion in assets. The Adviser's parent company, FleetBoston Financial Corporation, owns an interest in the Sub-Adviser.



ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser and Sub-Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or Sub-Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser and Sub-Adviser will allocate orders to such institutions only if they believe that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

HOW TO INVEST IN THE FUNDS


HOW SALES CHARGES WORK


You will normally pay a sales charge to invest in the Funds. If you buy Prime A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Prime B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.


[Sidenote:]
NET ASSET VALUE


The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime A Shares or Prime B Shares, minus the value of the Fund's liabilities attributable to Prime A Shares or Prime B Shares, divided by the number of Prime A Shares or Prime B Shares held by investors.



PRIME A SHARES



The table below shows the sales charge you'll pay if you buy Prime A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.


                                           Total sales charge

Amount of your investment             As a % of the offering price   As a % of your investment
                                      per share
Less than $50,000                     5.50%                          5.82%
$50,000 but less than $100,000        4.50%                          4.71%
$100,000 but less than $250,000       3.50%                          3.63%
$250,000 but less than $500,000       2.50%                          2.56%
$500,000 but less than $1,000,000     2.00%                          2.04%
$1,000,000 and over                   0.00%(1)                       0.00%(1)


(1) There is no front-end sales charge on investments in Prime A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder.


Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the Funds. These programs will not change the price of Prime A Shares or the amount that the Funds will receive from such sales.



There's no sales charge when you buy Prime A Shares if:



-    You buy shares by reinvesting your dividends and distributions.
- You buy shares with money from Prime A Shares of another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).
- You're an investment professional who places trades for your clients and charges them a fee.
-    You were a Galaxy shareholder before December 1, 1995.



[Sidenote:]
SALES CHARGE WAIVERS
Ask your broker-dealer, or consult the SAI, for other instances in which the sales load on Prime A Shares is waived. When you buy your shares, you must tell your broker-dealer that you qualify for a sales load waiver.



PRIME B SHARES



If you buy Prime B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:


If you sell your shares                            You'll pay a CDSC of
During the first year                              5.00%
During the second year                             4.00%
During the third year                              3.00%
During the fourth year                             3.00%
During the fifth year                              2.00%
During the sixth year                              1.00%
After the sixth year                               None


For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Prime B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Prime B Shares that you acquire by reinvesting your dividends and distributions.



In addition, there's no CDSC when Prime B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer, or consult the SAI, for other instances in which the CDSC is waived.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES


Prime A Shares of the Funds can pay distribution fees at an annual rate of up to 0.30% of each Fund's Prime A Share assets. The Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.



Prime B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.25% of each Fund's Prime B Share assets. The Funds do not intend to pay more than 1.00% in distribution and shareholder service (12b-1) fees during the current fiscal year.



Galaxy has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Prime A Share assets for selling and distributing Prime A Shares and from its Prime B Share assets for selling and distributing Prime B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.



CONVERTING PRIME B SHARES TO PRIME A SHARES



Eight years after you buy Prime B Shares of a Fund, they will automatically convert to Prime A Shares of the Fund. This allows you to benefit from the lower annual expenses of Prime A Shares.



CHOOSING BETWEEN PRIME A SHARES AND PRIME B SHARES



Prime B Shares are subject to higher fees than Prime A Shares. For this reason, Prime A Shares can be expected to pay higher dividends than Prime B Shares. However, because Prime A Shares are subject to an initial sales charge which is deducted at the time you purchase Prime A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Prime A Shares than if you purchase Prime B Shares of the Fund.



In deciding whether to buy Prime A Shares or Prime B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Prime B Shares may equal or exceed the initial sales charge and fees for Prime A Shares. Prime A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years. Consult your broker-dealer for help in choosing the appropriate share class.



BUYING, SELLING AND EXCHANGING SHARES


You can buy and sell Prime A Shares and Prime B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.



Prime A Shares and Prime B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form as described below, less any applicable CDSC. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.


Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. Your broker-dealer will usually hold your shares of record in its name and receive all confirmations of purchases and sales. Your ownership of the shares will be recorded by your broker-dealer and reflected in the account statements provided to you. For details, please contact your broker-dealer. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

DISCOUNT PLANS


You may have the sales charges on purchases of Prime A Shares reduced or waived completely through the discount plans described below:



- RIGHTS OF ACCUMULATION: You can add the value of the Prime A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Prime A Shares for purposes of calculating the sales charge.
- LETTER OF INTENT: You can purchase Prime A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Galaxy's administrator will hold in escrow Prime A Shares equal to 5% of the amount you indicated in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.
- REINVESTMENT PRIVILEGE: You can reinvest some or all of the money that you receive when you sell Prime A Shares of the Funds in Prime A Shares of any Galaxy Fund that offers Prime A Shares within 90 days without paying a sales charge.


[Sidenote:]
DISCOUNT PLANS
You must tell your broker-dealer when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply.

HOW TO SELL SHARES

You can sell your shares through your broker-dealer. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Please contact your broker-dealer for information on how to sell your shares.



HOW TO EXCHANGE SHARES


You may exchange Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any other Galaxy Fund that offers Prime A Shares. You won't pay a sales charge for exchanging your Prime A Shares.



You may exchange Prime B Shares of a Fund for Prime B Shares of any other Galaxy Fund that offers Prime B Shares. You won't pay a CDSC when you exchange your Prime B Shares. However, when you sell the Prime B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Prime B Shares which you exchanged. Galaxy doesn't charge any fee for making exchanges but your broker-dealer might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege with 60 days' advance notice to shareholders.


To exchange shares, contact your broker-dealer.

OTHER SHAREHOLDER SERVICES

Your broker-dealer may offer other shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.

OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven business days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS


Each Fund, except the Galaxy International Equity Fund, pays any dividends from net investment income each quarter. The Galaxy International Equity Fund pays any dividends from net investment income annually. Each Fund pays any net capital gains at least once a year. It's expected that the Funds' annual distributions will normally -- but not always -- consist primarily of capital gains rather than ordinary income. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.


FEDERAL TAXES

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.


It is expected that the Galaxy International Equity Fund will be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. The Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.



STATE AND LOCAL TAXES

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MISCELLANEOUS


The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

FINANCIAL HIGHLIGHTS


The financial highlights tables on the following pages will help you understand the Funds' financial performance for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). The financial highlights tables shown below with respect to the Asset Allocation, Growth and Income, Equity Growth, International Equity and Small Cap Value Funds reflect the financial performance of the Funds' Prime A Shares and Prime B Shares. As of the date of this prospectus, Prime A Shares and Prime B Shares of the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds had not been offered to investors. The financial highlights tables shown below with respect to these Funds reflects the financial performance of the Funds' Retail A Shares and is intended to provide a long-term perspective as to each Fund's financial history. Certain information in the financial highlights tables reflects the financial performance of a single Prime A Share or Prime B Share or, in the case of the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds, a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned on an investment in Prime A Shares and Prime B Shares of the Asset Allocation, Growth and Income, Equity Growth, International Equity and Small Cap Value Funds or Retail A Shares of the Equity Income, Strategic Equity, Equity Value and Small Company Equity Funds, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Fund's financial statements, are included in the Funds' Annual Report and incorporated by reference into the SAI. The Annual Report and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                               Galaxy Asset Allocation Fund
                      (For a share outstanding throughout the period)

                                                                                            For the year ending
                                                                                              October 31, 1999
                                                                                -----------------------------------------------

                                                                                   PRIME A SHARES(1)        PRIME B SHARES(1)
Net asset value, beginning of period ...........................................      $16.95                    $16.95
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(2)...................................................        0.44                      0.29
     Net realized and unrealized gain on investments............................        1.17                      1.19
         Total from investment operations.......................................        1.61                      1.48
LESS DIVIDENDS:
     Dividends from net investment income.......................................       (0.40)                    (0.29)
     Dividends from net realized capital gains..................................       (0.43)                    (0.43)
         Total dividends........................................................       (0.83)                    (0.72)
Net increase in net asset value.................................................        0.78                      0.76
Net asset value, end of period..................................................      $17.73                    $17.71

Total return(3).................................................................        9.72%                     8.91%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)..........................................        $238                      $519
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver.......................        2.27%                     1.53%
     Operating expenses including reimbursement/waiver..........................        1.16%                     1.90%
     Operating expenses excluding reimbursement/waiver..........................        1.29%                     2.08%
Portfolio turnover rate.........................................................         135%                      135%

------------------------------


(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.



(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime A Shares for the year ended October 31, 1999 was $0.41. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime B Shares for the year ended October 31, 1999 was $0.26.



(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

                                 Galaxy Equity Income Fund
                     (For a share outstanding throughout each period)



                                                                            FOR THE YEAR ENDING OCTOBER 31,
                                                           ----------------------------------------------------------------------

                                                              1999           1998          1997            1996           1995
                                                           ----------     ----------    ----------      ----------     ----------
                                                            Retail          Retail         Retail         Retail         Retail
                                                           A Shares        A Shares       A Shares       A Shares       A Shares
Net asset value, beginning of period..................       $19.67       $  18.82        $  16.91       $  14.98       $  12.74
Income from investment operations:
     Net investment income(1).........................         0.19           0.25            0.30           0.30           0.28
     Net realized and unrealized gain
         on investments...............................         1.69           2.43            3.35           2.47           2.47
Total from investment operations......................         1.88           2.68            3.65           2.77           2.75
Less dividends:
     Dividends from net investment income.............        (0.20)         (0.25)          (0.30)         (0.30)         (0.30)
     Dividends from net realized capital  gains               (1.85)         (1.58)          (1.44)         (0.54)         (0.21)
Total dividends.......................................        (2.05)         (1.83)          (1.74)         (0.84)         (0.51)
Net increase (decrease) in net asset value............        (0.17)          0.85            1.91           1.93           2.24
Net asset value, end of period........................       $19.50        $ 19.67         $ 18.82        $ 16.91        $ 14.98
Total return(2).......................................        10.14%         15.23%          23.28%         19.01%         22.23%
Ratios/supplemental data:
     Net assets, end of period (000's)................     $213,041       $207,850        $169,276       $126,952        $81,802
Ratios to average net assets:
     Net investment income including
         Reimbursement/waiver.........................         0.97%          1.30%           1.70%          1.86%          2.08%
     Operating expenses including
         Reimbursement/waiver.........................         1.33%          1.34%           1.39%          1.40%          1.49%
     Operating expenses excluding
         Reimbursement/waiver.........................         1.33%          1.34%           1.41%          1.40%          1.51%
Portfolio turnover rate...............................           38%            46%             37%            45%            21%

-----------------------------


(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.19, $0.25, $0.30,
     $0.30 and $0.28, respectively.



(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                               Galaxy Growth and Income Fund
                      (For a share outstanding throughout the period)

                                                                                             For the year ending
                                                                                              October 31, 1999
                                                                                 ----------------------------------------------

                                                                                   PRIME A SHARES(1)       PRIME B SHARES(1)
Net asset value, beginning of period ............................................      $14.88                  $14.88
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income(loss)(2,3)............................................        0.11                   (0.01)
     Net realized and unrealized gain on investments.............................        2.03                    2.03
         Total from investment operations........................................        2.14                    2.02
LESS DIVIDENDS:
     Dividends from net investment income........................................       (0.11)                  (0.02)
     Dividends from net realized capital gains...................................       (0.91)                  (0.91)
         Total dividends.........................................................       (1.02)                  (0.93)
Net increase in net asset value..................................................        1.12                    1.09
Net asset value, end of period...................................................      $16.00                  $15.97
Total return(4)..................................................................       14.81%                  13.98%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)...........................................        $150                    $129
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver........................        0.66%                  (0.09)%
     Operating expenses including reimbursement/waiver...........................        1.15%                   1.90%
     Operating expenses excluding reimbursement/waiver...........................        1.30%                   2.17%
Portfolio turnover rate..........................................................          20%                     20%

------------------------------

(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime A Shares for the year ended October 31, 1999 was $0.09. Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime B Shares for the year ended October 31, 1999 was $(0.05).


(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.


(4) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

                               Galaxy Strategic Equity Fund
                      (For a share outstanding throughout the period)



                                                                        For the period ending October 31,
                                                                  --------------------------------------------

                                                                           1999                   1998
                                                                          Retail                 Retail
                                                                         A Shares              A Shares(1)
Net asset value, beginning of period ........................             $9.62                 $10.00
Income from investment operations:
     Net investment income (loss)(2).........................             0.04(7)                   --(3)
     Net realized and unrealized (loss) on investments.......              0.27                  (0.38)
Total from investment operations.............................              0.31                  (0.38)
Less dividends:
     Dividends from net investment income....................             (0.03)                    --
     Dividends from net realized capital gains...............             (0.01)                    --
Total dividends..............................................             (0.04)                    --
Net (decrease) in net asset value............................              0.27                  (0.38)
Net asset value, end of period...............................             $9.89                  $9.62
Total return(4)..............................................              3.25%                 (3.75)%(5)
Ratios/supplemental data:
     Net assets, end of period (000's).......................            $8,229                 $4,051
Ratios to average net assets:
     Net investment income including reimbursement/waiver....              0.41%                  0.06%(6)
     Operating expenses including reimbursement/waiver.......              1.19%                  1.40%(6)
     Operating expenses excluding reimbursement/waiver.......              1.63%                  2.41%(6)
Portfolio turnover rate......................................                79%                    30%(5)

------------------------------


(1)  The Fund commenced operations on March 4, 1998.


(2) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the year ended October 31, 1999 and the period ended October 31, 1998 was $0.00 and $0.00, respectively.


(3)  Net investment income per share is less than $0.00.


(4) Calculation does not include the effect of any sales charge for Retail A Shares.


(5)  Not annualized.


(6)  Annualized.


(7) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                                 Galaxy Equity Value Fund
                     (For a share outstanding throughout each period)



                                                                FOR THE YEAR ENDING OCTOBER 31,

                                                    1999         1998         1997        1996        1995
                                                    ----         ----         ----        ----        ----
                                                   Retail       Retail       Retail      Retail      Retail
                                                  A Shares     A Shares     A Shares    A Shares    A Shares
Net asset value,
     beginning of period..................         $16.50     $  18.21     $  15.96    $  14.33    $  13.31
Income from investment operations:
     Net investment income (loss)(1)......          (0.03)        0.03         0.11        0.14        0.22
     Net realized and unrealized gain
         on investments...................           2.42         1.50         4.16        2.74        2.24
Total from investment operations..........           2.39         1.53         4.27        2.88        2.46
Less dividends:
     Dividends from net investment income.          --           (0.04)       (0.12)      (0.14)      (0.23)
     Dividends from net realized capital gains      (0.61)       (3.20)       (1.90)      (1.11)      (1.21)
Total dividends...........................          (0.61)       (3.24)       (2.02)      (1.25)      (1.44)
Net increase (decrease) in net asset value           1.78        (1.71)        2.25        1.63        1.02
Net asset value, end of period............         $18.28      $ 16.50     $  18.21    $  15.96    $  14.33

Total return(2)...........................          14.63%        9.88%       29.48%      21.49%      20.81%
Ratios/supplemental data:
     Net assets, end of period (000's)....       $258,332     $234,730     $182,641    $131,998     $96,555
Ratios to average net assets:
     Net investment income including
         Reimbursement/waiver.............          (0.16)%       0.15%        0.63%       1.00%       1.62%
     Operating expenses including
         Reimbursement/waiver.............           1.37%        1.37%        1.38%       1.45%       1.49%
     Operating expenses excluding
         Reimbursement/waiver.............           1.37%        1.37%        1.38%       1.45%       1.50%
Portfolio turnover rate...................             75%          82%         111%        116%         76%
------------------------------


(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $(0.03),
     $0.03, $0.11, $0.14 and $0.22, respectively.



(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                                 Galaxy Equity Growth Fund
                      (For a share outstanding throughout the period)



                                                                                             For the year ending
                                                                                              October 31, 1999
                                                                                 ----------------------------------------------

                                                                                   Prime A Shares(1)       Prime B Shares(1)
Net asset value, beginning of period ............................................      $24.49                  $24.49
INCOME FROM INVESTMENT OPERATIONS:
     Net investment (loss)(2)....................................................       (0.01)                  (0.10)
     Net realized and unrealized gain on investments.............................        6.37                    6.35
         Total from investment operations........................................        6.36                    6.25
LESS DIVIDENDS:
     Dividends from net investment income........................................         --                      --
     Dividends from net realized capital gains...................................       (1.90)                  (1.90)
         Total dividends.........................................................       (1.90)                  (1.90)
Net increase in net asset value..................................................        4.46                    4.35
Net asset value, end of period...................................................      $28.95                  $28.84
Total return(3)..................................................................       27.30%                  26.79%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)...........................................        $107                    $246
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver........................       (0.05)%                 (0.78)%
     Operating expenses including reimbursement/waiver...........................        1.14%                   1.87%
     Operating expenses excluding reimbursement/waiver...........................        1.28%                   2.19%
Portfolio turnover rate..........................................................          53%                     53%

------------------------------


(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.



(2) Net investment (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime A Shares for the year ended October 31, 1999 was $(0.04). Net investment (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime B Shares for the year ended October 31, 1999 was $(0.14).



(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

                             Galaxy International Equity Fund
                      (For a share outstanding throughout the period)


                                                                                             For the year ending
                                                                                              October 31, 1999
                                                                                -----------------------------------------------

                                                                                   Prime A Shares(1)       Prime B Shares(1)
Net asset value, beginning of period ...........................................       $16.85                   $16.85
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)(2,3)..........................................         0.06                    (0.08)
     Net realized and unrealized gain on investments............................         4.79                     4.78
         Total from investment operations.......................................         4.85                     4.70
LESS DIVIDENDS:
     Dividends from net investment income.......................................        (0.15)                   (0.13)
     Dividends from net realized capital gains..................................        (0.57)                   (0.57)
         Total dividends........................................................        (0.72)                   (0.70)
Net increase in net asset value.................................................         4.13                     4.00
Net asset value, end of period..................................................       $20.98                   $20.85
Total return(4).................................................................        29.73%                   28.74%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)..........................................          $12                     $458
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver.......................         0.34%                   (0.38)%
     Operating expenses including reimbursement/waiver..........................         1.17%                    1.89%
     Operating expenses excluding reimbursement/waiver..........................         2.03%                    2.27%
Portfolio turnover rate.........................................................           45%                      45%

------------------------------


(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.



(2) Net investment (loss) per share before reimbursement/waiver of fees by Adviser and/or the Fund's administrator for Prime A Shares for the year ended October 31, 1999 was $(0.09). Net investment (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime B Shares for the year ended October 31, 1999 was $(0.16).



(3) The selected per share data was calculated using the weighted average shares outstanding method for the period.



(4) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

                                Galaxy Small Cap Value Fund
                      (For a share outstanding throughout the period)

                                                                                             For the year ending
                                                                                               October 31, 1999
                                                                                ------------------------------------------------

                                                                                    Prime A Shares(1)       Prime B Shares(1)
Net asset value, beginning of period ...........................................        $13.59                    $13.59
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss)(2)............................................          0.03                     (0.05)
     Net realized and unrealized gain on investments............................          0.73                      0.71
         Total from investment operations.......................................          0.76                      0.66
LESS DIVIDENDS:
     Dividends from net investment income.......................................         (0.04)                    --
     Dividends from net realized capital gains..................................         (1.27)                    (1.27)
         Total dividends........................................................         (1.31)                    (1.27)
Net (decrease) in net asset value...............................................         (0.55)                    (0.61)
Net asset value, end of period..................................................        $13.04                    $12.98
Total return(3).................................................................          5.80%                     4.96%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's)..........................................          $175                      $190
RATIOS TO AVERAGE NET ASSETS:
     Net investment income including reimbursement/waiver.......................          0.26%                    (0.49)%
     Operating expenses including reimbursement/waiver..........................          1.18%                     1.93%
     Operating expenses excluding reimbursement/waiver..........................          1.40%                     2.49%
Portfolio turnover rate.........................................................            42%                       42%

------------------------------


(1)  The Fund began issuing Prime A Shares and Prime B Shares on November 1,
     1998.



(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime A Shares for the year ended October 31, 1999 was $0.00. Net investment (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime B Shares for the year ended October 31, 1999 was $(0.10).



(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

                             Galaxy Small Company Equity Fund
                     (For a share outstanding throughout each period)


                                                              For the year ending October 31,
                                                  -------------------------------------------------------

                                                    1999       1998       1997       1996         1995
                                                   Retail     Retail     Retail     Retail      Retail
                                                  A Shares   A Shares   A Shares   A Shares    A Shares
Net asset value,
     beginning of period..................          $13.63    $ 20.94   $  19.96   $  16.28    $  12.35
Income from investment operations:
     Net investment income (loss)(1)......           (0.23)     (0.19)     (0.18)     (0.14)      (0.09)
     Net realized and unrealized gain
         (loss) on investments............            2.26      (4.86)      3.54       3.99        4.21
Total from investment operations..........            2.03      (5.05)      3.36       3.85        4.12

Less dividends:
     Dividends from net investment
      income .............................              --         --       --         --            --
     Dividends from net realized capital
      gains ..............................              --      (2.26)     (2.38)     (0.17)      (0.19)

Total dividends...........................              --      (2.26)     (2.38)     (0.17)      (0.19)

Net increase (decrease) in net asset
     value ...............................            2.03      (7.31)      0.98       3.68        3.93

Net asset value, end of period............          $15.66    $ 13.63   $  20.94   $  19.96    $  16.28
Total return(2)...........................           14.89%    (26.26)%    19.08%     23.97%      34.01%
Ratios/supplemental data:
     Net assets, end of period (000's)....         $87,921    $95,831   $135,593   $111,101     $45,668
Ratios to average net assets:
     Net investment (loss) including
         Reimbursement/waiver.............           (1.41)%    (1.13)%    (1.02)%    (1.03)%     (0.85)%
     Operating expenses including
         Reimbursement/waiver.............            1.53%      1.46%      1.46%      1.57%       1.60%
     Operating expenses excluding
         Reimbursement/waiver.............            1.54%      1.47%      1.48%      1.57%       1.64%
Portfolio turnover rate...................             105%        78%        69%        82%         54%

-----------------------------


(1) Net investment income (loss) per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $(0.23),
     $(0.19), $(0.18), $(0.14) and $(0.09), respectively.



(2) Calculation does not include the effect of any sales charge for Retail A Shares.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or by writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.


Public Reference Section of the SEC
Washington, DC  20549-0102
1-202-942-8090



Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request, to the SEC's e-mail address at publicinfo@sec.gov.


Galaxy's Investment Company Act File No. is 811-4636.



QRGALE 3/1/00

[Front cover page]
The Galaxy Fund


Galaxy Bond Funds


Prospectus

February 29, 2000

Galaxy Short-Term Bond Fund
Galaxy Intermediate Government Income Fund
Galaxy High Quality Bond Fund
Galaxy Tax-Exempt Bond Fund



Prime A Shares and Prime B Shares





As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of these Funds or determined if this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Contents



Risk/return summary...........................................................1

         Introduction.........................................................1
         Galaxy Short-Term Bond Fund..........................................2
         Galaxy Intermediate Government Income Fund...........................7
         Galaxy High Quality Bond Fund.......................................12
         Galaxy Tax-Exempt Bond Fund.........................................17
         Additional information about risk...................................22
         Investor guidelines.................................................23

Fund management..............................................................24

How to invest in the Funds...................................................25

         How sales charges work..............................................25
         Buying, selling and exchanging shares...............................27
                  How to buy shares..........................................28
                  How to sell shares.........................................28
                  How to exchange shares.....................................29
                  Other shareholder services.................................29
                  Other transaction policies.................................29

Dividends, distributions and taxes...........................................29

Financial highlights.........................................................32

RISK/RETURN SUMMARY

INTRODUCTION


THIS PROSPECTUS describes the Galaxy Bond Funds. Each Fund invests primarily in debt obligations - taxable bonds, notes and commercial paper, in the case of the Galaxy Short-Term Bond Fund, Galaxy Intermediate Government Income Fund and Galaxy High Quality Bond Fund, and municipal securities issued by state and local governments and other political or public bodies or agencies, the interest on which is generally free from federal income tax, in the case of the Galaxy Tax-Exempt Bond Fund.


On the following pages, you'll find important information about each Fund, including:

- The Fund's investment objective (sometimes called the Fund's goal) and the main investment strategies used by the Fund's investment adviser in trying to achieve that objective
-    The main risks associated with an investment in the Fund
- The Fund's past performance measured on both a year-by-year and long-term basis
-    The fees and expenses that you will pay as an investor in the Fund.


WHICH FUND IS RIGHT FOR YOU?

Not all mutual funds are for everyone. Your investment goals and tolerance for risk will determine which fund is right for you. On page 22, you'll find a table which sets forth general guidelines to help you decide which of the Galaxy Bond Funds is best suited to you.



THE FUNDS' INVESTMENT ADVISER

Fleet Investment Advisors Inc., which is referred to in this prospectus as the Adviser, is the investment adviser for all of these Funds. The Adviser, which is an indirect wholly-owned subsidiary of FleetBoston Financial Corporation, was established in 1984 and has its main office at 75 State Street, Boston, Massachusetts 02109. The Adviser also provides investment management and advisory services to individual and institutional clients and manages the other Galaxy investment portfolios. As of December 31, 1999, the Adviser managed over $68 billion in assets.



[Sidenote:]
AN INVESTMENT IN THE FUNDS ISN'T A FLEET BANK DEPOSIT AND IT ISN'T INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY BY INVESTING IN THE FUNDS.

Galaxy Short-Term Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with preservation of capital.

[Sidenote:]
PRESERVATION OF CAPITAL

Preservation of capital means protecting the amount of money you invest in a fund. If a fund seeks to preserve capital, it will try to maintain a relatively stable share price so your investment is protected.


[Sidenote:]
DEBT OBLIGATIONS
When a fund buys a debt obligation such as a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond MATURES when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in debt obligations of U.S. and foreign corporations, including bonds and notes, and in debt obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities or by foreign governments or their political subdivisions and instrumentalities. It also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and the obligations of U.S. and foreign banks. The Fund normally invests at least 65% of its total assets in bonds and debentures.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest payments on bonds of various maturities and determines the appropriate allocation of the Fund's assets among various market sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities which have one of the top three ratings assigned by S&P and Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.



The Fund's average weighted maturity will be less than three years under normal circumtances.



[Sidenote:]
AVERAGE WEIGHTED MATURITY

Average weighted maturity gives you the average time until all debt obligations in a fund come due or MATURE. It is calculated by averaging the time to maturity of all debt obligations held by a fund with each maturity "weighted" according to the percentage of assets it represents.

[Sidenote:]
DURATION



Duration is an approximate measure of the price sensitivity of a fund to changes in interest rates. Unlike maturity which measures only the time until final payment, duration gives you the average time it takes to receive all expected cash flows (including interest payments, prepayments and final payments) on the debt obligations held by a fund.



The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.


The Fund may trade its investment frequently in trying to achieve its investment goal.



THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


In addition, the Fund carries the following main risks:


- INTEREST RATE RISK: The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- FOREIGN INVESTMENTS: Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign securities may be more volatile and less liquid than U.S. securities.
- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING: Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.



HOW THE FUND HAS PERFORMED


The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]

------------------------------------------------------------------------------------------------
1992          1993         1994         1995         1996        1997         1998         1999
------------------------------------------------------------------------------------------------
5.81%         6.41%        -0.37%       10.96%       3.38%       5.68%        6.07%        2.33%
------------------------------------------------------------------------------------------------



Best quarter:             4.14% for the quarter ending September 30, 1992
Worst quarter:            -0.66% for the quarter ending June 30, 1994


AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.

----------------------------------------------------------------------------------------
                         1 year             5 years          Since inception
----------------------------------------------------------------------------------------
Retail A Shares(1)       -2.52%             4.62%            4.35% (12/30/91)
----------------------------------------------------------------------------------------
Retail A Shares(2)       -2.53%             5.32%            4.99% (12/30/91)
----------------------------------------------------------------------------------------
Lehman Brothers One      2.90%              6.47%            5.54% (since 12/31/91)
to Three Year
Government Bond
Index
----------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


(1) The performance of Retail A Shares has been restated to include the effect of the maximum 4.75% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution (12b-1) fees, average annual total returns for Retail A Shares would be lower.


(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.


[Sidenote:]
The Lehman Brothers One to Three Year Government Bond Index is an unmanaged index which tracks the performance of short-term U.S. Government bonds.

FEES AND EXPENSES OF THE FUND


The following table show the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)


--------------------------------------------------------------------------------
                       Maximum sales charge       Maximum deferred sales
                       (load) on purchases        charge (load) shown as a
                       shown as a % of the        % of the offering price
                       offering price             or sale price, whichever
                                                  is less
--------------------------------------------------------------------------------
Prime A Shares         4.75%(1)                   None(2)
--------------------------------------------------------------------------------
Prime B Shares         None                       5.00%(3)
--------------------------------------------------------------------------------

Annual Fund operating expenses (expenses deducted from the Fund's assets)


-----------------------------------------------------------------------------------------

                                          Distribution                      Total Fund
                        Management        and service         Other         operating
                        fees              (12b-1) fees        expenses      expenses
-----------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%               0.40%(5)      1.40%(4)
-----------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%               0.50%(5)      2.25%(4)
-----------------------------------------------------------------------------------------


(1)Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2)Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3)This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4)The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.20% for Prime A Shares and 2.05% for Prime B Shares. This fee waiver may be revised or discontinued at any time.


(5)Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
----------------------------------------------------------------------------------------------------
Prime A Shares          $611                  $897                 $1,204                $2,075
----------------------------------------------------------------------------------------------------
Prime B Shares          $728                  $1,003               $1,405                $2,371
----------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------------------------------------------------------------------------------------
Prime B Shares          $228                  $703                 $1,205                $2,371
----------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER
The Adviser's Taxable Fixed Income Strategy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

Galaxy Intermediate Government Income Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks the highest level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 65% of its total assets in debt obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities. It also invests in debt obligations of U.S. corporations, asset-backed and mortgage-backed securities and money market instruments, such as commercial paper and obligations of U.S. banks and U.S. branches of foreign banks.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.



[Sidenote:]
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. U.S. Government obligations generally have less credit risk than other debt obligations.



Nearly all Fund investments will be of investment grade quality and will have one of the top three ratings assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), or will be unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below the minimum required rating. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.


The Fund's average weighted maturity will be between three to ten years under normal circumstances.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK: The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall.
- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING: Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.


As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.

Retail A Shares of the Fund were first issued during the fiscal year ended October 31, 1992. The returns for Retail A Shares of the Fund for prior periods represent the returns for Trust Shares of the Fund which are offered in a separate prospectus. Prior to November 1, 1993, the returns for Retail A Shares and Trust Shares of the Fund were the same because each class of shares had the same expenses.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.


[bar chart goes here]

------------------------------------------------------------------------------------------------
1990       1991       1992      1993     1994      1995       1996     1997     1998      1999
------------------------------------------------------------------------------------------------
5.87%      15.77%     7.11%     5.57%    -3.77%    15.67%     1.75%    7.83%    8.32%     -1.95%
------------------------------------------------------------------------------------------------


Best quarter:                   6.13% for the quarter ending September 30, 1992
Worst quarter:                 -2.90% for the quarter ending March 31, 1994

AVERAGE ANNUAL TOTAL RETURNS


The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to broad-based market indices.


----------------------------------------------------------------------------------------------------------------
                                   1 year           5 years         10 years        Since inception
----------------------------------------------------------------------------------------------------------------
Retail A Shares(1)                 -6.60%           5.12%           5.57%           6.18% (9/1/88)
----------------------------------------------------------------------------------------------------------------
Retail A Shares(2)                 -6.59%           5.83%           6.08%           6.64% (9/1/88)
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Intermediate
Government/Corporate Bond Index    0.39%            7.10%           7.26%           7.74% (since 8/31/88)
----------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                         -0.82%           7.73%           7.70%           8.34% (since 8/31/88)
----------------------------------------------------------------------------------------------------------------


For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


(1) The performance of Retail A Shares has been restated to include the effect of the maximum 4.75% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A

Shares been restated to reflect these distribution (12b-1) fees, average annual total returns for Retail A Shares would be lower.



(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.


[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.


[Sidenote:]
The Lehman Brothers Aggregate Bond Index is an unmanaged index made up of the Lehman Brothers/Government Bond Index, its Mortgage Backed Securities and its Asset Backed Securities Index.

FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)


--------------------------------------------------------------------------------
                        Maximum sales charge           Maximum deferred sales
                        (load) on purchases            charge (load) shown as a
                        shown as a % of the            % of the offering price
                        offering price                 or sale price, whichever
                                                       is less
--------------------------------------------------------------------------------
Prime A Shares          4.75%(1)                       None(2)
--------------------------------------------------------------------------------
Prime B Shares          None                           5.00%(3)
--------------------------------------------------------------------------------


 Annual Fund operating expenses (expenses deducted from the Fund's assets)


---------------------------------------------------------------------------------------------

                                          Distribution                      Total Fund
                        Management        and service         Other         operating
                        fees              (12b-1) fees        expenses      expenses
---------------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%               0.26%(5)      1.26%(4)
---------------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%               0.47%(5)      2.22%(4)
---------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."

(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."


(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.06% for Prime A Shares and 2.02% for Prime B Shares. This fee waiver may be revised or discontinued at any time.


(5)Other expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

----------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
----------------------------------------------------------------------------------------------------------------
Prime A Shares          $597                  $856                 $1,134                $1,925
----------------------------------------------------------------------------------------------------------------
Prime B Shares          $725                  $994                 $1,390                $2,312
----------------------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
----------------------------------------------------------------------------------------------------------------
Prime B Shares          $225                  $694                 $1,190                $2,312
----------------------------------------------------------------------------------------------------------------


[Sidenote:]

PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy High Quality Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks a high level of current income consistent with prudent risk of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund invests primarily in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as in corporate debt obligations such as notes and bonds. The Fund also invests in asset-backed and mortgage-backed securities and in money market instruments, such as commercial paper and bank obligations.

In selecting portfolio securities for the Fund, the Adviser monitors and evaluates economic trends. It establishes duration targets, ranges of interest rates on bonds of various maturities and determines the appropriate allocation of the Fund's investments among various market sectors.

Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in high quality securities that have one of the top two ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. High quality securities tend to pay less income than lower-rated securities. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current market and economic conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

The Fund may trade its investments frequently in trying to achieve its investment goal.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets. These can occur within or outside the U.S. or worldwide, and may affect only particular companies or industries.


In addition, the Fund carries the following main risks:

- INTEREST RATE RISK: The prices of debt securities generally tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.

- CREDIT RISK: The value of debt securities also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities may fall. Debt securities which have the lowest of the top four ratings assigned by S&P and Moody's are considered to have speculative characteristics. Changes in the economy are more likely to affect the ability of the issuers of these securities to make payments of principal and interest than is the case with higher-rated securities.
- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain debt securities held by the Fund, particularly asset-backed and mortgage-backed securities, to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by the Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

- FREQUENT TRADING: Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.



HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS


The bar chart shows the performance of Prime A Shares of the Fund during the last calendar year. The return for Prime B Shares was different than the figure shown because each class of shares has different expenses. The figure doesn't include any sales charges that investors pay when buying or selling Prime A Shares of the Fund. If sales charges were included, the return would be lower.


[bar chart goes here]

                                   -----------
                                     1999
                                   -----------
                                     -4.11%
                                   -----------


 Best quarter:....         0.30% for the quarter ending September 30, 1999


 Worst quarter:...         -1.79% for the quarter ending June 30, 1999

AVERAGE ANNUAL TOTAL RETURNS

The table shows the Fund's average annual total returns (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.


------------------------------------------------------------------------------------------------------------
                             1 year                     5 years               Since inception
------------------------------------------------------------------------------------------------------------
Prime A Shares               -8.25%                     N/A                   -7.11% (11/1/98)
------------------------------------------------------------------------------------------------------------
Prime B Shares               -9.28%                     N/A                   -6.94% (11/1/98)
------------------------------------------------------------------------------------------------------------
Lehman Brothers
Intermediate Government/
Corporate Bond Index         0.39%                      7.10%                 0.67% (since 10/31/98)
------------------------------------------------------------------------------------------------------------

For current yield information, please call 1-877-BUY-GALAXY (1-877-289-4252).


[Sidenote:]
The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index which tracks the performance of intermediate-term U.S. Government and corporate bonds.



FEES AND EXPENSES OF THE FUND


The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.


Shareholder fees (fees paid directly from your investment)


--------------------------------------------------------------------------------
                        Maximum sales charge         Maximum deferred sales
                        (load) on purchases          charge (load) shown as a
                        shown as a % of the          % of the offering price
                        offering price               or sale price, whichever
                                                     is less
--------------------------------------------------------------------------------
Prime A Shares          4.75%(1)                     None(2)
--------------------------------------------------------------------------------
Prime B Shares          None                         5.00%(3)
--------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)


----------------------------------------------------------------------------------------

                                          Distribution                      Total Fund
                        Management        and service         Other         operating
                        fees              (12b-1) fees        expenses      expenses
----------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%               0.53%(4)      1.53%(4)
----------------------------------------------------------------------------------------



                                      -14-



----------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%               0.26%(4)      2.01%(4)
----------------------------------------------------------------------------------------



(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds -- How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds -- How sales charges work."


(4) The Adviser and certain of the Fund's other service providers are waiving a portion of their fees so that Management fees and Other expenses are expected to be 0.55% and 0.18%, respectively, for Prime A Shares and 0.55% and 0.17%, respectively, for Prime B Shares. Total Fund operating expenses after these waivers are expected to be 0.98% for Prime A Shares and 1.72% for Prime B Shares. These fee waivers may be revised or discontinued at any time.



EXAMPLE

This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown
-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year

-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
------------------------------------------------------------------------------------------------------------
Prime A Shares          $623                  $935                 $1,270                $2,212
------------------------------------------------------------------------------------------------------------
Prime B Shares          $704                  $930                 $1,283                $2,214
------------------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
------------------------------------------------------------------------------------------------------------
Prime B Shares          $204                  $630                 $1,083                $2,214
------------------------------------------------------------------------------------------------------------


[Sidenote:]
PORTFOLIO MANAGER

The Fund's portfolio manager is Marie M. Schofield, CFA, a Senior Vice President of the Adviser. She's primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, who has over 20 years of investment experience, has been with the Adviser since 1990 and served as a

Vice President and Manager of Fixed Income Investments until February 1999. She has managed the Fund since December 1996.

Galaxy Tax-Exempt Bond Fund


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with as high a level of current interest income free of federal income tax as is consistent with preservation of capital.


THE FUND'S MAIN INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its total assets in municipal securities that pay interest which is exempt from regular federal income tax, primarily bonds (normally 65% of total assets). Under normal conditions, the Fund will invest no more than 20% of its total assets in taxable obligations, such as U.S. Government obligations, money market instruments and repurchase agreements.

[Sidenote:]
MUNICIPAL SECURITIES

State and local governments issue municipal securities to raise money to finance public works, to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions. Some municipal securities, known as private activity bonds, are backed by private entities and are used to finance various non-public projects. Municipal securities, which can be issued as bonds, notes or commercial paper, usually have fixed interest rates, although some have interest rates that change from time to time.

Municipal securities purchased by the Fund may include general obligation securities, revenue securities and private activity bonds. The interest on private activity bonds may be subject to the federal alternative minimum tax. Investments in private activity bonds will not be treated as investments in municipal securities for purposes of the 80% requirement stated above.

[Sidenote:]
TYPES OF MUNICIPAL SECURITIES

GENERAL OBLIGATION SECURITIES are secured by the issuer's full faith, credit and taxing power. REVENUE OBLIGATION SECURITIES are usually payable only from revenues derived from specific facilities or revenue sources. PRIVATE ACTIVITY BONDS are usually revenue obligations since they are typically payable by the private user of the facilities financed by the bonds.


In selecting portfolio securities for the Fund, the Adviser evaluates the suitability of available bonds according to such factors as creditworthiness maturity, liquidity and interest rates. It also determines the appropriate allocation of the Fund's assets among various geographic regions, issuers and sectors.


Nearly all Fund investments will be of investment grade quality. These are securities which have one of the top four ratings assigned by Standard & Poor's Ratings Group (S&P) or Moody's Investors Service, Inc. (Moody's), or are unrated securities determined by the Adviser to be of comparable quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in securities that have one of the top three ratings assigned by S&P or Moody's, or unrated securities determined by the Adviser to be of comparable quality. Occasionally, the rating of a security held by the Fund may be downgraded to below investment grade. If that happens, the Fund doesn't have to sell the security unless the Adviser determines that under the circumstances the security is no longer an appropriate investment for the Fund. However, the Fund will sell promptly any securities that are not rated investment grade by either S&P or Moody's if the securities exceed 5% of the Fund's net assets.

The Fund's average weighted maturity will vary from time to time depending on current economic and market conditions and the Adviser's assessment of probable changes in interest rates.

The Fund will sell a portfolio security when, as a result of changes in the economy or the performance of the security or other circumstances, the Adviser believes that holding the security is no longer consistent with the Fund's investment objective.

THE MAIN RISKS OF INVESTING IN THE FUND

All mutual funds are affected by changes in the economy and swings in investment markets.

In addition, the Fund carries the following main risks:

- INTEREST RATE RISK: The prices of debt securities, including municipal securities, tend to move in the opposite direction to interest rates. When rates are rising, the prices of debt securities tend to fall. When rates are falling, the prices of debt securities tend to rise. Generally, the longer the time until maturity, the more sensitive the price of a debt security is to interest rate changes.
- CREDIT RISK: The value of debt securities, including municipal securities, also depends on the ability of issuers to make principal and interest payments. If an issuer can't meet its payment obligations or if its credit rating is lowered, the value of its debt securities will fall. Debt securities which have the lowest of the top four ratings assigned by S&P or Moody's have speculative characteristics. Changes in the economy are more likely to affect the ability of issuers of these securities to make payments of principal and interest than is the case with higher-rated securities. The ability of a state or local government issuer to make payments can be affected by many factors, including economic conditions, the flow of tax revenues and changes in the level of federal, state or local aid. Some municipal obligations are payable only from limited revenue sources or private entities.
- PREPAYMENT/EXTENSION RISK: Changes in interest rates may cause certain municipal securities held by the Fund to be paid off much sooner or later than expected, which could adversely affect the Fund's value. In the event that a security is paid off sooner than expected because of a decline in interest rates, the Fund may be unable to recoup all of its initial investment and may also suffer from having to reinvest in lower-yielding securities. In the event of a later than expected payment because of a rise in interest rates, the value of the obligation will decrease and the Fund may suffer from the inability to invest in higher-yielding securities.
- SELECTION OF INVESTMENTS: The Adviser evaluates the risks and rewards presented by all securities purchased by each Fund and how they advance the Fund's investment objective. It's possible, however, that these evaluations will prove to be inaccurate.

-

HOW THE FUND HAS PERFORMED

The bar chart and table below show how the Fund has performed in the past and give some indication of the risk of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. How the Fund has performed in the past doesn't necessarily show how it will perform in the future.

As of the date of this Prospectus, the Fund has not offered Prime A Shares and Prime B Shares to investors. The returns below represent the returns for Retail A Shares of the Fund, which are offered in a separate prospectus. Retail A Shares, Prime A Shares and Prime B Shares of the Fund should have returns that are substantially the same because they represent interests in the same portfolio securities and differ only to the extent that they bear different expenses.


YEAR-BY-YEAR TOTAL RETURNS - CALENDAR YEARS

The bar chart shows how the performance of Retail A Shares of the Fund has varied from year to year. The figures don't include any sales charges that investors pay when buying or selling Retail A Shares of the Fund. If sales charges were included, the returns would be lower.

[bar chart goes here]

----------------------------------------------------------------------------------------------------------------------
1992             1993           1994          1995           1996          1997           1998           1999
----------------------------------------------------------------------------------------------------------------------
9.25%            11.95%         -5.37%        15.79%         3.31%         8.72%          5.73%          -3.66%
----------------------------------------------------------------------------------------------------------------------

Best quarter:              6.56% for the quarter ending March 31, 1995
Worst quarter:             -5.39% for the quarter ending March 31, 1994


AVERAGE ANNUAL TOTAL RETURNS

The table shows the average annual total returns for Retail A Shares of the Fund (after taking into account any sales charges) for the periods ended December 31, 1999, as compared to a broad-based market index.


-------------------------------------------------------------------------------------------------------------
                                     1 year                  5 years                  Since inception
-------------------------------------------------------------------------------------------------------------
Retail A Shares(1)                   -8.27%                  4.75%                     4.95% (12/30/91)
-------------------------------------------------------------------------------------------------------------
Retail A Shares(2)                   -8.27%                  5.46%                     5.59% (12/30/91)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers
Municipal Bond Index                 -2.06%                  6.91%                     6.20% (since 12/31/91)
-------------------------------------------------------------------------------------------------------------


For current yield information call 1-877-BUY-GALAXY (1-877-289-4252).


(1) The performance of Retail A Shares has been restated to include the effect of the maximum 4.75% sales charge payable on purchases of Prime A Shares. Prime A Shares are also subject to distribution (12b-1) fees at an annual rate of 0.25% of the Fund's Prime A Share assets. Had the performance of Retail A Shares been restated to reflect these distribution (12b-1) fees, average annual total returns for Retail A Shares would be lower.


(2) The performance of Retail A Shares has been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Prime B Shares within six years of the date of purchase. Prime B Shares are also subject to distribution and service (12b-1) fees at an annual rate of 1.00% of the Fund's Prime B Share assets. Had the performance of Retail A Shares been restated to reflect these distribution and service (12b-1) fees, average annual total returns for Retail A Shares would be lower.

[Sidenote:]
The Lehman Brothers Municipal Bond Index is an unmanaged index which tracks the performance of municipal bonds.


FEES AND EXPENSES OF THE FUND

The following table shows the fees and expenses you may pay when you buy and hold shares of the Fund.

Shareholder fees (fees paid directly from your investment)


-------------------------------------------------------------------------------------------
                        Maximum sales charge         Maximum deferred sales
                        (load) on purchases          charge (load) shown as a
                        shown as a % of the          % of the offering price
                        offering price               or sale price, whichever
                                                     is less
-------------------------------------------------------------------------------------------
Prime A Shares          4.75%(1)                     None(2)
-------------------------------------------------------------------------------------------
Prime B Shares          None                         5.00%(3)
-------------------------------------------------------------------------------------------


Annual Fund operating expenses (expenses deducted from the Fund's assets)


---------------------------------------------------------------------------------------------

                                          Distribution                      Total Fund
                        Management        and service         Other         operating
                        fees              (12b-1) fees        expenses      expenses
---------------------------------------------------------------------------------------------
Prime A Shares          0.75%(4)          0.25%               0.20%(5)      1.20%(4)
---------------------------------------------------------------------------------------------
Prime B Shares          0.75%(4)          1.00%               0.21%(5)      1.96%(4)
---------------------------------------------------------------------------------------------

(1) Reduced sales charges may be available. See "How to invest in the Funds - How sales charges work."
(2) Except for investments of $1,000,000 or more. See "How to invest in the Funds - How sales charges work."

(3) This amount applies if you sell your shares in the first year after purchase and gradually declines to 0% in the seventh year after purchase. After eight years, your Prime B Shares will automatically convert to Prime A Shares. See "How to invest in the Funds - How sales charges work."


(4) The Adviser is waiving a portion of the Management fees so that such fees are expected to be 0.55%. Total Fund operating expenses after this waiver are expected to be 1.00% for Prime A Shares and 1.76% for Prime B Shares. This fee waiver may be revised or discontinued at any time.


(5)Other expenses are based on estimated amounts for the current fiscal year.


EXAMPLE


This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:
-    you invest $10,000 for the periods shown

-    you reinvest all dividends and distributions in the Fund
-    you sell all your shares at the end of the periods shown
-    your investment has a 5% return each year


-    your Prime B Shares convert to Prime A Shares after eight years

-    the Fund's operating expenses remain the same.

Although your actual costs may be higher or lower depending on the amount you invest and the Fund's actual rate of return, based on these assumptions your costs would be:

--------------------------------------------------------------------------------------------------------
                        1 year                3 years              5 years               10 years
--------------------------------------------------------------------------------------------------------
Prime A Shares          $591                  $838                 $1,103                $1,860
--------------------------------------------------------------------------------------------------------
Prime B Shares          $699                  $915                 $1,257                $2,089
--------------------------------------------------------------------------------------------------------
If you hold Prime B Shares, you would pay the following expenses if you didn't sell your shares:
--------------------------------------------------------------------------------------------------------
Prime B Shares          $199                  $615                 $1,057                $2,089
--------------------------------------------------------------------------------------------------------


[Sidenote:]
THE PORTFOLIO MANAGER

The Adviser's Tax-Exempt Investment Policy Committee is responsible for the day-to-day management of the Fund's investment portfolio.

ADDITIONAL INFORMATION ABOUT RISK

The principal risks associated with an investment in each of the Galaxy Bond Funds have been described above. The following supplements that discussion.

TEMPORARY DEFENSIVE POSITIONS
Under unusual market conditions, each Fund may hold uninvested cash (which will not earn any income) and invest without limit in money market instruments and short-term U.S. Government securities. Any such taxable investments by the Galaxy Tax-Exempt Bond Fund may be in excess of 20% of its total assets. This strategy could prevent a Fund from achieving its investment objective.


OTHER TYPES OF INVESTMENTS
This prospectus describes each Fund's main investment strategies and the particular types of securities in which each Fund mainly invests. Each Fund may, from time to time, pursue other investment strategies and make other types of investments in support of its overall investment goal. These supplemental investment strategies, which are not considered to be main investment strategies of the Funds - and the risks involved - are described in detail in the Statement of Additional Information (SAI) which is referred to on the back cover of this prospectus.

YEAR 2000 RISKS

Over the past several years, the Adviser and the Funds' other major service providers expended considerable time and money in addressing the computer and technology problems associated with the transition to the Year 2000. As a result of those efforts, the Funds did not experience any material disruptions in their operations as a result of the transition to the 21st century. The Adviser and the Funds' other major service providers are continuing to monitor the Year 2000 or Y2K problem, however, and there can be no assurances that there will be no adverse impact to the Funds as a result of future computer-related Y2K difficulties.

INVESTOR GUIDELINES

The table below provides information as to which type of investor might want to invest in the Galaxy Bond Funds. It's meant as a general guide only. TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR TAX-DEFERRED RETIREMENT ACCOUNTS, SUCH AS IRAS, BECAUSE THEIR RETURNS BEFORE TAXES ARE GENERALLY LOWER THAN THOSE OF TAXABLE FUNDS. Consult your broker-dealer to help you decide which Fund is right for you.

Galaxy Fund                                                    May be best suited for investors who...
---------------------------------------------------------------------------------------------------------------------
Galaxy Short-Term Bond Fund
                                                               -     want current income greater than that
                                                                     normally provided by a money market fund
                                                               -     want less change in the value of their
                                                                     investment than normally associated with
                                                                     long-term funds
---------------------------------------------------------------------------------------------------------------------
Galaxy Intermediate Government Income Fund                     -     want current income
                                                               -     want the extra margin of safety associated
                                                                     with U.S. Government securities
                                                               -     can accept fluctuations in price and yield
---------------------------------------------------------------------------------------------------------------------
Galaxy High Quality Bond Fund                                  -      want current income
                                                               -      want the added safety associated with
                                                                      bonds with lower credit risk than other debt
                                                                      securities
                                                               -      can accept fluctuations in price and yield
---------------------------------------------------------------------------------------------------------------------
Galaxy Tax-Exempt Bond Fund                                    -      want current income free of federal income
                                                                      tax
                                                               -      can accept fluctuations in price and yield
---------------------------------------------------------------------------------------------------------------------

[Sidenote:]
TAX-EQUIVALENT YIELD


One way to understand the tax advantages of a tax-exempt fund is to compare its after-tax return to that of a taxable investment. For example, suppose a taxable fund pays a return of 10%. If you're in the 36% federal income tax bracket, the fund's return after taxes is 6.4%. When a tax-exempt fund pays a return of 10%, you don't pay tax. So if you're in the 36% tax bracket, that's the equivalent of earning about 15.6% on a taxable fund. If you're in a low tax bracket, however, it may not be helpful to invest in a tax-exempt fund if you can achieve a higher after-tax return from a taxable investment.

FUND MANAGEMENT

ADVISER

The Adviser, subject to the general supervision of Galaxy's Board of Trustees, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to and places orders for all purchases and sales of portfolio securities, and maintains related records.

ALLOCATION OF ORDERS FOR PORTFOLIO SECURITIES

The Adviser may allocate orders for the purchase and sale of portfolio securities to certain financial institutions, including those that are affiliated with the Adviser or that have sold shares of the Funds, to the extent permitted by law or by order of the Securities and Exchange Commission. The Adviser will allocate orders to such institutions only if it believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

MANAGEMENT FEES


The management fees paid to the Adviser by the Funds during the last fiscal year are set forth below.


----------------------------------------------------------------------------------------------------------
Fund                                                    Management fee as a % of average net assets
----------------------------------------------------------------------------------------------------------
Galaxy Short-Term Bond Fund                             0.55%
----------------------------------------------------------------------------------------------------------
Galaxy Intermediate Government Income Fund              0.55%
----------------------------------------------------------------------------------------------------------
Galaxy High Quality Bond Fund                           0.55%
----------------------------------------------------------------------------------------------------------
Galaxy Tax-Exempt Bond Fund                             0.55%
----------------------------------------------------------------------------------------------------------

How to invest in the Funds


HOW SALES CHARGES WORK

You will normally pay a sales charge to invest in the Funds. If you buy Prime A Shares, you'll usually pay a sales charge (sometimes called a front-end load) at the time you buy your shares. If you buy Prime B Shares, you may have to pay a contingent deferred sales charge (sometimes called a back-end load or CDSC) when you sell your shares. This section explains these two options.

[Sidenote:]
NET ASSET VALUE

The price you pay for your shares is based on the net asset value per share
(NAV). It's the value of a Fund's assets attributable to Prime A Shares or Prime B Shares, minus the value of the Fund's liabilities attributable to Prime A Shares or Prime B Shares, divided by the number of Prime A Shares or Prime B Shares held by investors.


PRIME A SHARES


The table below shows the sales charge you'll pay if you buy Prime A Shares of the Funds. The offering price is the NAV of the shares purchased, plus any applicable sales charge.

-----------------------------------------------------------------------------------------------------
                                           Total sales charge
-----------------------------------------------------------------------------------------------------
Amount of your investment             As a % of the offering         As a % of your
                                      price per share                investment
-----------------------------------------------------------------------------------------------------
Less than $50,000                     4.75%                          4.99%
-----------------------------------------------------------------------------------------------------
$50,000 but less than
$100,000                              4.50%                          4.71%
-----------------------------------------------------------------------------------------------------
$100,000 but less than
$250,000                              3.50%                          3.63%
-----------------------------------------------------------------------------------------------------
$250,000 but less than
$500,000                              2.50%                          2.56%
-----------------------------------------------------------------------------------------------------
$500,000 but less than
$1,000,000                            2.00%                          2.04%
-----------------------------------------------------------------------------------------------------
$1,000,000 and over                   0.00%(1)                       0.00%(1)
-----------------------------------------------------------------------------------------------------

(1) There is no front-end sales charge on investments in Prime A Shares of $1,000,000 or more. However, if you sell the shares within one year after buying them, you'll pay a CDSC of 1% of the offering price or 1% of the net asset value of your shares, whichever is less, unless the shares were sold because of the death or disability of the shareholder.

Galaxy's distributor may from time to time implement programs under which a broker-dealer's sales force may be eligible to win nominal awards for certain sales efforts. If any such program is made available to any broker-dealer, it will be made available to all broker-dealers on the same terms. Payments made under such programs are made by Galaxy's distributor out of its own assets and not out of the assets of the

Funds. These programs will not change the price of Prime A Shares or the amount that the Funds will receive from such sales.


There's no sales charge when you buy Prime A Shares if:

-    You buy shares by reinvesting your dividends and distributions.

- You buy shares with money from Prime A Shares of another Galaxy Fund on which you've already paid a sales charge (as long as you buy the new shares within 90 days after selling your other shares).

- You're an investment professional who places trades for your clients and charges them a fee.
-    You were a Galaxy shareholder before December 1, 1995.


[Sidenote:]


SALES CHARGE WAIVERS
Ask your broker-dealer, or consult the SAI, for other instances in which the sales load on Prime A Shares is waived. When you buy your shares, you must tell your broker-dealer that you qualify for a sales load waiver.


PRIME B SHARES


If you buy Prime B Shares of the Funds, you won't pay a CDSC unless you sell your shares within six years of buying them. The following table shows the schedule of CDSC charges:

--------------------------------------------------------------------------------
If you sell your shares                            You'll pay a CDSC of
--------------------------------------------------------------------------------
during the first year                              5.00%
--------------------------------------------------------------------------------
during the second year                             4.00%
--------------------------------------------------------------------------------
during the third year                              3.00%
--------------------------------------------------------------------------------
during the fourth year                             3.00%
--------------------------------------------------------------------------------
during the fifth year                              2.00%
--------------------------------------------------------------------------------
during the sixth year                              1.00%
--------------------------------------------------------------------------------
after the sixth year                               None
--------------------------------------------------------------------------------

For purposes of calculating the CDSC, all purchases made during a calendar month are considered to be made on the first day of that month. The CDSC is based on the value of the Prime B Shares on the date that they are sold or the original cost of the shares, whichever is lower. To keep your CDSC as low as possible each time you sell shares, Galaxy will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these, Galaxy will sell those shares that have the lowest CDSC. There is no CDSC on Prime B Shares that you acquire by reinvesting your dividends and distributions.


In addition, there's no CDSC when Prime B Shares are sold because of the death or disability of a shareholder and in certain other circumstances such as exchanges. Ask your broker-dealer, or consult the SAI, for other instances in which the CDSC is waived.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES



Prime A Shares of the Funds can pay distribution fees at an annual rate of up to 0.30% of each Fund's Prime A Share assets. The Funds do not intend to pay more than 0.25% in distribution fees with respect to Prime A Shares during the current fiscal year.



Prime B Shares of the Funds can pay distribution and shareholder service (12b-1) fees at an annual rate of up to 1.25% of each Fund's Prime B Share assets. The Funds do not intend to pay more than 1.00% in distribution and service (12b-1) fees during the current fiscal year.



Galaxy has adopted separate plans under Rule 12b-1 that allow each Fund to pay fees from its Prime A Share assets for selling and distributing Prime A Shares and from its Prime B Share Assets for selling and distributing Prime B Shares and for services provided to shareholders. Because 12b-1 fees are paid on an ongoing basis, over time they increase the cost of your investment and may cost more than paying other sales charges.


CONVERTING PRIME B SHARES TO PRIME A SHARES


Eight years after you buy Prime B Shares of a Fund, they will automatically convert to Prime A Shares of the Fund. This allows you to benefit from the lower annual expenses of Prime A Shares.


CHOOSING BETWEEN PRIME A SHARES AND PRIME B SHARES


Prime B Shares are subject to higher fees than Prime A Shares. For this reason, Prime A Shares can be expected to pay higher dividends than Prime B Shares. However, because Prime A Shares are subject to an initial sales charge which is deducted at the time you purchase Prime A Shares (unless you qualify for a sales load waiver), you will have less of your purchase price invested in a particular Fund if you purchase Prime A Shares than if you purchase Prime B Shares of the Fund.


In deciding whether to buy Prime A Shares or Prime B Shares, you should consider how long you plan to hold the shares. Over time, the higher fees on Prime B Shares may equal or exceed the initial sales charge and fees for Prime A Shares. Prime A Shares may be a better choice if you qualify to have the sales charge reduced or eliminated or if you plan to sell your shares within one or two years. Consult your financial professional for help in choosing the appropriate share class.

BUYING, SELLING AND EXCHANGING SHARES

You can buy and sell Prime A Shares and Prime B Shares of the Funds on any day that the Funds are open for business, which is any day that the New York Stock Exchange is open. The New York Stock Exchange is generally open for trading every Monday through Friday, except for national holidays.


Prime A Shares and Prime B Shares have different prices. The price at which you buy shares is the NAV next determined after your order is accepted, plus any applicable sales charge. The price at which you sell shares is the NAV next determined after receipt of your order in proper form, as described below, less any applicable CDSC. NAV is determined on each day the New York Stock Exchange is open for trading at the close of regular trading that day (usually 4:00 p.m. Eastern time). If market prices are readily available for securities owned by the Fund, they're valued at those prices. If market prices are not readily available for some securities, they are valued at fair value under the supervision of Galaxy's Board of Trustees.

Sometimes, the price of a security trading on a foreign stock exchange may be affected by events that happen after that exchange closes. If this happens, the fair value of the security may be determined using other factors and may not reflect the security's last quoted price. In addition, foreign securities may trade on days when shares of the Funds are not priced. As a result, the net asset value per share of a Fund holding these securities may change on days when you won't be able to buy or sell Fund shares.

[Sidenote:]
MINIMUM INVESTMENT AMOUNTS

The minimum initial investment to open a Fund account is $2,500. You generally can make additional investments for as little as $100.

Usually, you must keep at least $250 in your account. If your account falls below $250 because you sell or exchange shares, Galaxy may redeem your shares and close your account. Galaxy will give you 60 days' notice in writing before closing your account.

HOW TO BUY SHARES

You can buy shares through your broker-dealer. Your broker-dealer is responsible for sending your order to Galaxy's distributor and wiring the money to Galaxy's custodian. For details, please contact your broker-dealer. A broker-dealer who places orders on your behalf may charge you a separate fee for its services.

DISCOUNT PLANS

You may have the sales charges on purchases of Prime A Shares reduced or waived completely through the discount plans described below:

- RIGHTS OF ACCUMULATION: You can add the value of the Prime A Shares that you already own in any Galaxy Fund that charges a sales load to your next investment in Prime A Shares for purposes of calculating the sales charge.


- LETTER OF INTENT: You can purchase Prime A Shares of any Galaxy Fund that charges a sales load over a 13-month period and receive the same sales charge as if all of the shares had been purchased at the same time. To participate, complete the Letter of Intent section on the account application. Please note that Galaxy's administrator will hold in escrow Prime A Shares equal to 5% of the amount you indicate in the Letter of Intent for payment of a higher sales charge if you don't purchase the full amount indicated in the Letter of Intent. See the SAI for more information on this escrow feature.


- REINVESTMENT PRIVILEGE: You can reinvest some or all of the money that you receive when you sell Prime A Shares of the Funds in Prime A Shares of any Galaxy Fund that offers Prime A Shares within 90 days without paying a sales charge.

[Sidenote:]

DISCOUNT PLANS
You must tell your broker-dealer when you buy your shares that you want to take advantage of any of these discount plans. See the SAI for additional requirements that may apply.

HOW TO SELL SHARES

You can sell your shares through your broker-dealer. The broker-dealer is responsible for sending your order to Galaxy's distributor and for crediting your account with the proceeds. Galaxy doesn't charge a fee for wiring sale proceeds to your broker-dealer, but your broker-dealer may charge you a fee. Please contact your broker-dealer for information on how to sell your shares.

HOW TO EXCHANGE SHARES


You may exchange Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any other Galaxy Fund that offers Prime A Shares. You won't pay a sales charge for exchanging your Prime A Shares.


You may exchange Prime B Shares of a Fund for Prime B Shares of any other Galaxy Fund that offers Prime B Shares. You won't pay a CDSC when you exchange your Prime B Shares. However, when you sell the Prime B Shares you acquired in the exchange, you'll pay a contingent deferred sales charge based on the date you bought the Prime B Shares which you exchanged. Galaxy doesn't charge any fee for making exchanges but your broker-dealer might do so. You are generally limited to three exchanges per year. Galaxy may change or cancel the exchange privilege by giving 60 days' advance written notice to shareholders.

To exchange shares, contact your broker-dealer.


OTHER SHAREHOLDER SERVICES

Your broker-dealer may offer other shareholder services to its customers. For example, broker-dealers may offer participation in an automatic investment program that allows investors to systematically purchase shares of the Funds on a periodic basis from a designated account. Broker-dealers may also offer a systematic withdrawal plan which permits investors automatically to sell shares on a regular basis. Please contact your broker-dealer for details on these and any other shareholder services that may be available.


OTHER TRANSACTION POLICIES

If Galaxy doesn't receive full payment for your order to buy shares within three business days of the order date, Galaxy won't accept your order. Galaxy will advise your broker-dealer if this happens and return any payment it may eventually receive. You can only invest in shares of the Funds that are legally available in your state.

Galaxy may refuse any order to buy shares. Galaxy doesn't issue a certificate when you buy shares but it does keep a record of shares issued to investors.

Galaxy normally pays you cash when you sell your shares, but it has the right to deliver securities owned by a Fund instead of cash. When you sell these securities, you'll pay brokerage charges.

Sales proceeds are normally sent to your broker-dealer within three business days but Galaxy reserves the right to send sales proceeds within seven days if sending proceeds earlier could adversely affect a Fund.

Galaxy reserves the right to vary or waive any minimum investment requirement.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund declares any dividends from net investment income daily and pays them monthly. Each Fund pays any net capital gains at least once a year. Dividends and distributions are paid in cash unless you indicate in the account application or in a letter to Galaxy that you want to have dividends and distributions reinvested in additional shares.

- GALAXY SHORT-TERM BOND, GALAXY INTERMEDIATE GOVERNMENT INCOME AND GALAXY HIGH QUALITY BOND FUNDS


Each Fund contemplates declaring as dividends each year all or substantially all taxable income, including net capital gain (the excess of long-term capital gain over short-term capital loss). You will be subject to federal income tax on these distributions regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as ordinary income. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase shares just prior to a capital gain distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

- GALAXY TAX-EXEMPT BOND FUND

It is expected that the Fund will distribute dividends derived from interest earned on exempt securities, and these "exempt-interest dividends" will be exempt income for shareholders for federal income tax purposes. However, distributions, if any, derived from net capital gains of each Fund will generally be taxable to you as capital gains. Dividends, if any, derived from short-term capital gain or taxable interest income will be taxable to you as ordinary income.

If you receive an exempt-interest dividend with respect to any share and the share is held by you for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

Interest on indebtedness incurred by a shareholder of the Fund generally will not be deductible for federal income tax purposes.

You should note that a portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will also be considered along with other adjusted gross income in determining whether any Social Security or railroad retirement payments received by you are subject to federal income taxes.

- STATE AND LOCAL TAXES

Generally, shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however to the portions of each Fund's distributions, if any, that are attributable to interest on U.S. Government securities.

- MISCELLANEOUS.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. You will be notified annually of the tax status of distributions to you.

FINANCIAL HIGHLIGHTS


The financial highlight tables on the following pages will help you understand the Funds' financial performance for the past five years (or the period since a particular Fund began operations or a particular class of shares was first offered). The financial highlights table shown below with respect to the High Quality Bond Fund reflects the financial performance of the Fund's Prime A Shares and Prime B Shares. As of the date of this prospectus, Prime A Shares and Prime B Shares of the Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds had not been offered to investors. The financial highlights tables shown below with respect to these Funds reflects to the financial performance of the Funds' Retail A Shares and is intended to provide you with a long-term perspective as to each Fund's financial history. Certain information in the financial highlights tables reflects the financial performance of a single Prime A Share or Prime B Share, or in the case of the Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds, a single Retail A Share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Prime A Shares or Prime B Shares of the High Quality Bond Fund or Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, assuming all dividends and distributions were reinvested. The information for the fiscal year ended October 31, 1999 has been audited by Ernst & Young LLP, independent auditors, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports and incorporated by reference into the SAI. The Annual Reports and SAI are available free of charge upon request. The information for the fiscal years ended October 31, 1998, 1997, 1996 and 1995 was audited by Galaxy's former auditors, PricewaterhouseCoopers LLP.

                           Galaxy Short-Term Bond Fund
                (For a share outstanding throughout each period)


                                                                               FOR THE YEAR ENDING OCTOBER 31,
                                                            ----------------------------------------------------------------------
                                                                 1999           1998             1997         1996       1995
                                                                Retail         Retail           Retail       Retail     Retail
                                                               A Shares       A Shares         A Shares     A Shares   A Shares
                                                               --------       --------         --------     --------   --------

Net asset value, beginning of period.....................     $ 10.10         $ 10.01          $  9.99      $ 10.06    $  9.73
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)...........................        0.49            0.51             0.53         0.52       0.55
      Net realized and unrealized gain (loss) on                (0.25)           0.11             0.02        (0.07)      0.33
      investments........................................
Total from investment operations.........................        0.24            0.62             0.55         0.45       0.88
LESS DIVIDENDS:
      Dividends from net investment income...............       (0.48)          (0.53)           (0.53)       (0.52)     (0.55)
Total dividends..........................................       (0.48)          (0.53)           (0.53)       (0.52)     (0.55)
Net increase (decrease) in net asset value...............       (0.24)           0.09             0.02        (0.07)      0.33
Net asset value, end of period...........................     $  9.86         $ 10.10          $ 10.01      $  9.99    $ 10.06
Total return(2)..........................................        2.43%           6.42%            5.64%        4.63%      9.28%
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000's)..................     $24,653         $29,067          $27,961      $33,388    $31,542
RATIOS TO AVERAGE NET ASSETS:
      Net investment income including                            4.86%           5.07%            5.29%        5.22%      5.54%
      reimbursement/waiver...............................
      Operating expenses including reimbursement/waiver..        1.10%           1.11%            1.00%        1.11%      0.99%
      Operating expenses excluding reimbursement/waiver..        1.30%           1.31%            1.21%        1.35%      1.32%
Portfolio turnover rate..................................         151%            133%             173%         214%       289%

-------------------------------


(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.47, $0.49, $0.51,
     $0.50 and $0.52, respectively.


(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                   Galaxy Intermediate Government Income Fund
                (For a share outstanding throughout each period)


                                                                   For the year ending October 31,
                                                     -------------------------------------------------------------
                                                           1999       1998       1997       1996       1995
                                                          Retail     Retail     Retail     Retail     Retail
                                                         A Shares   A Shares   A Shares   A Shares   A Shares
                                                         --------   --------   --------   --------   --------

Net asset value, beginning of period..............       $ 10.50    $ 10.18    $ 10.06    $ 10.28    $  9.68
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)....................          0.54       0.57       0.59       0.57       0.61
      Net realized and unrealized gain (loss) on
      investments.................................         (0.65)      0.34       0.12      (0.22)      0.60
Total from investment operations..................         (0.11)      0.91       0.71       0.35       1.21
LESS DIVIDENDS:
      Dividends from net investment income........         (0.53)     (0.59)     (0.59)     (0.57)     (0.61)
Total dividends...................................         (0.53)     (0.59)     (0.59)     (0.57)     (0.61)
Net increase (decrease) in net asset value........         (0.64)      0.32       0.12      (0.22)      0.60
Net asset value, end of period....................       $  9.86    $ 10.50    $ 10.18    $ 10.06    $ 10.28
Total return(2)                                            (1.11)%     9.22%      7.33%      3.58%     12.85%
RATIOS/SUPPLEMENTAL DATA:
      Net assets, end of period (000's)...........       $56,454    $66,865    $65,626    $79,741    $79,558
RATIOS TO AVERAGE NET ASSETS:
      Net investment income including
      reimbursement/waiver........................          5.28%      5.49%      5.90%      5.69%      6.10%
      Operating expenses including
      reimbursement/waiver........................          0.97%      1.01%      1.02%      1.04%      1.02%
      Operating expenses excluding
      reimbursement/waiver........................          1.17%      1.21%      1.22%      1.24%      1.26%
Portfolio turnover rate...........................           184%       210%       128%       235%       145%

----------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.52, $0.55, $0.57,
     $0.55 and $0.58, respectively.


(2) Calculation does not include the effect of any sales charge for Retail A Shares.

                          Galaxy High Quality Bond Fund
                 (For a share outstanding throughout the period)


                                                                          FOR THE PERIOD ENDED
                                                                             OCTOBER 31, 1999
                                                                 -----------------------------------------
                                                                  PRIME A SHARES(1)      PRIME B SHARES(1)
                                                                 ------------------      -----------------

Net asset value, beginning of period.................                 $11.20                $11.20
INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2).......................                   0.60                  0.49
      Net realized and unrealized gain (loss)
        on investments...............................                  (0.89)                (0.87)
           Total from investment operations..........                  (0.29)                (0.38)
LESS DIVIDENDS:
      Dividends from net investment income...........                  (0.57)                (0.49)
      Dividends from net realized capital gains......                  (0.09)                (0.09)
           Total dividends...........................                  (0.66)                (0.58)
Net increase (decrease) in net asset value...........                  (0.95)                (0.96)
Net asset value, end of period.......................                 $10.25                $10.24
Total return(3)......................................                  (2.68)%               (3.46)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)....................                     $16                  $323
RATIOS TO AVERAGE NET ASSETS:
      Net investment income including reimbursement/waiver              5.35%                 4.60%
      Operating expenses including reimbursement/waiver                 0.96%                 1.71%
      Operating expenses excluding reimbursement/waiver                 1.52%                 2.07%
Portfolio turnover rate..............................                    226%                  226%

----------------------------------

(1)  The Fund began offering Prime A Shares and Prime B Shares on November 1,
     1998.


(2) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime A Shares for the period ended October 31, 1999 was $0.54. Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Prime B Shares for the period ended October 31, 1999 was $0.45.


(3) Calculation does not include the effect of any sales charge for Prime A Shares and Prime B Shares.

                           Galaxy Tax-Exempt Bond Fund
                (For a share outstanding throughout each period)


                                                                 For the year ending October 31,
                                            -------------------------------------------------------------------------
                                                1999          1997               1998       1996             1995
                                               Retail        Retail             Retail     Retail           Retail
                                              A Shares      A Shares           A Shares   A Shares         A Shares
                                              --------      --------           --------   --------         --------

Net asset value, beginning of period..        $ 11.30       $ 11.06           $   10.78   $  10.78         $  9.99
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(1)...........           0.46          0.48                0.50       0.50            0.52
   Net realized and unrealized gain
     (loss) on investments............          (0.83)         0.34                0.29         --            0.79
Total from investment operations......          (0.37)         0.82                0.79       0.50            1.31
LESS DIVIDENDS:
   Dividends from net investment
     Income...........................          (0.46)        (0.49)              (0.50)     (0.50)          (0.52)
   Dividends from net realized capital
     gains............................          (0.14)        (0.09)              (0.01)        --              --
Total dividends.......................          (0.60)        (0.58)              (0.51)     (0.50)          (0.52)
Net increase (decrease) in net asset
     Value............................          (0.97)         0.24                0.28         --            0.79
Net asset value, end of period........        $ 10.33       $ 11.30           $   11.06   $  10.78         $ 10.78
Total return(2).......................          (3.45)%        7.60%               7.49%      4.77%          13.40%
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)..        $25,704       $24,764           $  25,465   $ 28,339         $31,609
RATIOS TO AVERAGE NET ASSETS:
   Net investment income including
     Reimbursement/waiver.............           4.25%         4.32%               4.60%      4.68%           4.99%
   Operating expenses including
      Reimbursement/waiver............           0.92%         0.94%               0.95%      0.93%           0.91%
   Operating expenses excluding
     Reimbursement/waiver.............           1.12%         1.15%               1.18%      1.18%           1.24%
Portfolio turnover rate...............             23%           59%                 78%        15%             11%


--------------------------------------

(1) Net investment income per share before reimbursement/waiver of fees by the Adviser and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1999, 1998, 1997, 1996 and 1995 was $0.44, $0.46, $0.47,
     $0.48 and $0.48, respectively.


(2) Calculation does not include the effect of any sales charge for Retail A Shares.

[Back Cover Page]

Where to find more information

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Galaxy's annual and semi-annual reports contain more information about each Fund and a discussion about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains detailed information about the Funds and their policies. By law, it's incorporated by reference into (considered to be part of) this prospectus.

You can get a free copy of these documents, request other information about the Funds and make shareholder inquiries by contacting your broker-dealer or by calling Galaxy at 1-877-BUY-GALAXY (1-877-289-4252) or writing to:

The Galaxy Fund
P.O. Box 6520
Providence, RI  02940-6520

You can write to the Securities and Exchange Commission (SEC) Public Reference Section and ask them to mail you information about the Funds, including the SAI. They'll charge you a fee for this service. You can also visit the SEC Public Reference Room and copy the documents while you're there. For information about the operation of the Public Reference Room, call the SEC.

Public Reference Section of the SEC
Washington, DC  20549-0102


1-202-942-8090


Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Web site at http://www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request to the SEC's e-mail address at publicinfo@sec.gov.

Galaxy's Investment Company Act File No. is 811-4636.


QRGALB (3/1/00)

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 29, 2000

GALAXY ASSET ALLOCATION FUND
GALAXY EQUITY INCOME FUND
GALAXY GROWTH AND INCOME FUND
GALAXY STRATEGIC EQUITY FUND
GALAXY EQUITY VALUE FUND
GALAXY EQUITY GROWTH FUND
GALAXY INTERNATIONAL EQUITY FUND
GALAXY SMALL CAP VALUE FUND
GALAXY SMALL COMPANY EQUITY FUND

RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES

       This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses as well as the Funds' Annual Report to Shareholders dated October 31, 1999 (the "Annual Report"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

Current Prospectuses
--------------------

- Prospectus for Retail A Shares and Retail B Shares of the Funds dated February 29, 2000
-  Prospectus for Trust Shares of the Funds dated February 29, 2000




The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Funds' independent auditors, on the financial statements for the fiscal year ended October 31, 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, The Galaxy Funds' former independent auditors, dated December 23, 1998 on the financial statements included in The Galaxy Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1998 is also incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
GENERAL INFORMATION............................................................1
DESCRIPTION OF GALAXY AND ITS SHARES...........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................4
    Asset Allocation Fund......................................................5
    Equity Income Fund.........................................................5
    Growth and Income Fund.....................................................6
    Strategic Equity Fund......................................................6
    Equity Value Fund..........................................................6
    Equity Growth Fund.........................................................7
    International Equity Fund..................................................7
    Small Cap Value Fund.......................................................8
    Small Company Equity Fund..................................................9
    Special Risk Considerations................................................9
    Foreign Securities.........................................................9
    European Currency Unification.............................................10
    Other Investment Policies and Risk Considerations.........................10
    Ratings...................................................................10
    U.S. Government Obligations and Money Market Instruments..................11
    Variable and Floating Rate Obligations....................................13
    Repurchase and Reverse Repurchase Agreements..............................13
    Securities Lending........................................................14
    Investment Company Securities.............................................15
    REITs.....................................................................15
    Derivative Securities.....................................................16
    American, European and Global Depository Receipts.........................25
    Asset-Backed Securities -- Asset Allocation Fund..........................25
    Mortgage-Backed Securities -- Asset Allocation Fund.......................26
    Mortgage Dollar Rolls -- Asset Allocation Fund............................27
    Convertible Securities....................................................28
    When-Issued and Delayed Settlement Transactions - Growth and Income,
         Strategic Equity, International Equity and Small Cap Value Funds.....29
    Restricted and Illiquid Securities........................................30
    Portfolio Turnover........................................................30
INVESTMENT LIMITATIONS........................................................31
VALUATION OF PORTFOLIO SECURITIES.............................................37
    Valuation of the Asset Allocation, Equity Income, Growth and Income,
         Strategic Equity, Equity Value, Equity Growth, Small Cap Value
         and Small Company Equity Funds.......................................37
    Valuation of the International Equity Fund................................38
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................38
    Purchases of Retail A Shares and Retail B Shares..........................39
    General...................................................................39
    Customers of Institutions.................................................39

    Applicable Sales Charge - Retail A Shares.................................40
    Computation of Offering Price - Retail A Shares...........................41
    Quantity Discounts........................................................43
    Applicable Sales Charge - Retail B Shares.................................46
    Characteristics of Retail A Shares and Retail B Shares....................47
    Factors to Consider When Selecting Retail A Shares or Retail B Shares.....48
    Purchases of Trust Shares.................................................48
    Other Purchase Information................................................49
    Redemption of Retail A Shares, Retail B Shares and Trust Shares...........49
INVESTOR PROGRAMS-RETAIL A SHARES AND RETAIL B SHARES.........................50
    Exchange Privilege........................................................50
    Retirement Plans..........................................................51
    Automatic Investment Program and Systematic Withdrawal Plan...............51
    Payroll Deduction Program.................................................52
    College Investment Program................................................52
    Direct Deposit Program....................................................52
TAXES.........................................................................53
    Taxation of Certain Financial Instruments and Investments.................53
TRUSTEES AND OFFICERS.........................................................54
    Shareholder and Trustee Liability.........................................57
INVESTMENT ADVISER AND SUB-ADVISER............................................58
    Authority to Act as Investment Adviser....................................61
Administrator.................................................................61
CUSTODIAN AND TRANSFER AGENT..................................................63
PORTFOLIO TRANSACTIONS........................................................64
EXPENSES......................................................................65
SHAREHOLDER SERVICES PLAN.....................................................67
DISTRIBUTION AND SERVICES PLAN................................................69
DISTRIBUTOR...................................................................71
AUDITORS......................................................................74
COUNSEL.......................................................................74
PERFORMANCE AND YIELD INFORMATION.............................................74
    Performance Reporting.....................................................78
MISCELLANEOUS.................................................................79
FINANCIAL STATEMENTS..........................................................81
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                               GENERAL INFORMATION


       This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares, Retail A Shares and Retail B Shares of the nine Funds listed on the cover page. Each Fund also offers Prime A Shares and Prime B Shares, which are described in a separate statement of additional information and related prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.

       SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

       The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-nine investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

       The Growth and Income Fund and Small Cap Value Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.


       Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares), Class C - Special Series 2 shares (Retail B Shares), Class C - Special Series 3 shares (Prime A Shares) and Class C Special Series 4 shares (Prime B Shares), each series representing interests in the Equity Value Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G - Series 4 shares (Prime A Shares), Class G - Series 5 shares (Prime B Shares) and Class G - Series 6 shares (BKB Shares), each series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares), Class H - Series 3 shares (Retail B Shares), Class H - Series 4 shares (Prime A Shares) and Class H - Series 5 shares (Prime B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares), Class I- Series 2 shares (Retail A Shares), Class I - Series 3 shares (Retail B Shares), Class I - Series 4 shares (Prime A Shares) and Class I
- Series 5 shares (Prime B Shares), each series representing interests in the Equity Income Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares), Class K - Series 3 shares (Retail B Shares), Class K - Series 4 shares (Prime A Shares) and Class K Series 5 shares (Prime B Shares), each series representing interests in the Small Company Equity Fund; Class N - Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares), Class N - Series 5 shares (Prime B Shares) and Class N - Series 6 shares (BKB Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares), Class U - Series 5 shares (Prime B Shares) and Class U - Series 6 shares (BKB Shares), each series representing interests in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares), Class X - Series 2 shares (Retail A Shares), Class X - Series 3 shares (Retail B Shares), Class X - Series 4 shares (Prime A Shares) and Class X - Series 5 shares (Prime B Shares), each series representing interests in the Small Cap Value Fund; and Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares), Class AA - Series 3 shares (Retail B Shares), Class AA Series 4 shares (Prime A Shares) and Class AA - Series 5 shares (Prime B Shares), each series representing interests in the Strategic Equity Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

       Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

       Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plan" below.

       In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

       Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

       Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

       Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

       Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

       Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, and, with respect to the International Equity Fund, Oechsle International Advisors, LLC ("Oechsle"), the Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

ASSET ALLOCATION FUND

       The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

EQUITY INCOME FUND

       In addition to common stocks, the Equity Income Fund may also invest in securities convertible into common stock that offer income potential. See "Other Investment Policies and Risk Considerations - Convertible Securities" below. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

GROWTH AND INCOME FUND

       Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

       Under normal market and economic conditions, the Strategic Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

EQUITY VALUE FUND

       Under normal market and economic conditions, the Equity Value Fund invests at least 75% of its total assets in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Other Investment Policies and Risk Considerations -Convertible Securities" below.

       The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

       Convertible securities purchased by the Equity Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

       The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

INTERNATIONAL EQUITY FUND

       The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

       The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

       Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."

       Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

       See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

SMALL CAP VALUE FUND

       In addition to common stocks, the Small Cap Value Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

SMALL COMPANY EQUITY FUND

       In addition to common stocks, the Small Company Equity Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

       The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

       See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.


                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

       Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

       Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

       Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

       Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

       This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

       Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

       All debt obligations, including convertible bonds, purchased by the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth and Small Company Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

       The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

       The Growth and Income and Small Cap Value Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, Inc. ("Fitch IBCA"), at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income and Small Cap Value Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

       Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet or Oechsle, as the case may be, may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

       Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

       Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

       U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

       Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income and Small Cap Value Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Strategic Equity Fund, Growth and Income Fund and Small Cap Value Fund) of a Fund's net assets. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase.

       Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

       Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

       Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

       The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. If such an instrument is not rated, Fleet or Oechsle, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

       In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

       Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit (15% with respect to the Strategic Equity Fund) described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity and Small Company Equity Funds, and to the 15% limit described below in Investment Limitation No. 23 under "Investment Limitations" with respect to the Growth and Income and Small Cap Value Funds.

       The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

       The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

       Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

       Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments. Loans will generally be short-term (except in the case of the Growth and Income and Small Cap Value Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

       The Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth and Income, Strategic Equity and Small Cap Value Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

REITs

       Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

       The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

       Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


       Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

       PUT AND CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY GROWTH AND SMALL COMPANY EQUITY FUNDS. The Asset Allocation, Equity Income, Equity Growth and Small Company Equity Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index.

A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed
5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

       In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

       In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

       When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

       There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

       A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

       COVERED CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY VALUE, EQUITY GROWTH, INTERNATIONAL EQUITY AND SMALL COMPANY EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

       The Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

       A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

       When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

       OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

       Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

       The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

       When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

       OPTIONS AND FUTURES CONTRACTS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

       Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

       The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

       STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

       There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

       As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

       The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

       The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

       In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

       None of the Growth and Income, Strategic Equity or Small Cap Value Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

       The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

       As one way of managing their exposure to different types of investments, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

       In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

       Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

       Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

       FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

       Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

       A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

       Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

       The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

       Each Fund may invest in ADRs and EDRs. The Growth and Income, Strategic Equity, International Equity and Small Cap Value Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES -- ASSET ALLOCATION FUND

       The Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

       Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

       The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

       Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

       Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES -- ASSET ALLOCATION FUND

       The Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

       Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS -- ASSET ALLOCATION FUND

       The Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

       For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

       Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

       The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.



       Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and/or Oechsle considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.


       The Growth and Income and Small Cap Value Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in Appendix A to this Statement of Additional Information.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS - GROWTH AND INCOME, STRATEGIC EQUITY, INTERNATIONAL EQUITY AND SMALL CAP VALUE FUNDS

       The Growth and Income, Strategic Equity, International Equity and Small Cap Value Funds may purchase eligible securities on a "when-issued" basis. The Growth and Income, Strategic Equity and Small Cap Value Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

       A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

       When a Fund agrees to purchase securities on a when-issued or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

       When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES

       Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

       Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Growth and Income, Small Cap Value and Strategic Equity Funds) on purchases of illiquid instruments described under "Investment Limitations" below, Rule 144A securities will not be considered to be illiquid if Fleet and/or Oechsle has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

PORTFOLIO TURNOVER

       Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.


                             INVESTMENT LIMITATIONS

       In addition to each Fund's investment objective as stated in its Prospectuses, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

       The Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not:

          1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

          2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity and Small Company Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity and Small Company Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

          3.    Invest more than 10% (15% with respect to the Strategic Equity
                Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity
                Fund), non-negotiable time deposits and other securities which are not readily marketable.

          4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

          5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

          6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          7. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

          8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and (ii) the Strategic Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

          9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Asset Allocation, Equity Income, Equity Growth, International Equity and Small Company Equity Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the Strategic Equity Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

          10. Invest in companies for the purpose of exercising management or control.

          11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that the Strategic Equity Fund may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

       The Growth and Income and Small Cap Value Funds may not:

          12. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

          13. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

          14. Sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

          15. Issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

          16. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

          17. Purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

          18. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

          19. Underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

          20. Lend any of its assets except that a Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent a Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

          21. With respect to securities comprising 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. A Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

          22. Invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

       The following investment policies with respect to the Growth and Income and Small Cap Value Funds may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective:

          23. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

          24. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

                The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

          25. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

          26. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

          27. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

          28. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

          29. Neither Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

          30. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

          31. Neither Fund may invest in companies for the purpose of exercising management or control.

          32. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

       In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

       With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity and Small Company Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

       With respect to Investment Limitation No. 4 above, each of the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity and Small Company Equity Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

       The Growth and Income and Small Cap Value Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.


       Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.



                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE ASSET ALLOCATION, EQUITY INCOME, GROWTH AND INCOME, STRATEGIC EQUITY, EQUITY VALUE, EQUITY GROWTH, SMALL CAP VALUE AND SMALL COMPANY EQUITY FUNDS

       In determining market value, the assets in the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market

System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY FUND

       In determining market value, the International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

       Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

       Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with its principal offices at Four Fall Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PDI has agreed to use appropriate efforts to solicit all purchase orders.

       This Statement of Additional Information provides additional purchase and redemption information for Trust Shares, Retail A Shares and Retail B Shares of the Funds. Purchase and redemption information for A Prime Shares and B Prime Shares of the Funds and BKB Shares of the Asset Allocation, Growth and Income and International Equity Funds is provided in separate prospectuses and statements of additional information.

                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES

GENERAL

       Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

       Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

       PDI has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares (collectively, "Retail Shares") of the Funds. Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PDI on a Business Day in accordance with PDI's procedures.

       Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and in this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS

       Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.


APPLICABLE SALES CHARGE - RETAIL A SHARES

       The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:

                                                   REALLOWANCE TO
                                                       DEALERS
                                                      AS A % OF
                                                   OFFERING PRICE
AMOUNT OF TRANSACTION                                PER SHARE
---------------------                                ---------
Less than $50,000                                       3.25
$50,000 but less than $100,000                          3.00
$100,000 but less than $250,000                         2.50
$250,000 but less than $500,000                         2.00
$500,000 and over                                       0.00

       The appropriate reallowance to dealers will be paid by PDI to broker-dealer organizations which have entered into agreements with PDI. The reallowance to dealers may be changed from time to time.

       Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates of Fleet and to unaffiliated broker-dealers whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

       In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

       - purchases by directors, officers and employees of broker-dealers having agreements with PDI pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

       - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

       - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;

       - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

       - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

       - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

       - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

       - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and

       - purchases prior to July 1, 1999 by former deposit customers of financial institutions (other than registered broker-dealers) acquired by FleetBoston Financial Corporation in February 1998.


COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

       An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1999 and the maximum front-end sales charge of 3.75%, is as follows:

                                                                  Asset Allocation                Equity Income
                                                                         Fund                          Fund
                                                                    -------------                 -------------
Net Assets...........................................               $ 389,077,216                 $ 213,040,891

Outstanding Shares...................................                  21,935,139                    10,925,405

Net Asset Value Per Share............................               $       17.74                 $       19.50

Sales Charge (3.75% of
the offering price)..................................               $        0.69                 $        0.76

Offering Price to Public.............................               $       18.43                 $       20.26


                                                                     Growth and                     Strategic
                                                                     Income Fund                   Equity Fund
                                                                    -------------                 -------------
Net Assets...........................................               $ 232,110,404                 $   8,228,538

Outstanding Shares...................................                  14,524,500                       832,168

Net Asset Value Per Share............................               $       15.98                 $        9.89

Sales Charge (3.75% of
the offering price)..................................               $        0.62                 $        0.39

Offering Price to Public.............................               $       16.60                 $       10.28


                                                                       Equity                        Equity
                                                                     Value Fund                    Growth Fund
                                                                    -------------                 -------------
Net Assets...........................................               $ 258,331,914                 $ 443,639,472

Outstanding Shares...................................                  14,133,678                    15,304,980

Net Asset Value Per Share............................               $       18.28                 $       28.99

Sales Charge (3.75% of
the offering price)..................................               $        0.71                 $        1.13

Offering Price to Public.............................               $       18.99                 $       30.12


                                     - 42 -


                                                                    International                  Small Cap
                                                                     Equity Fund                   Value Fund
                                                                    -------------                 -------------
Net Assets...........................................               $  89,326,639                 $  80,869,956

Outstanding Shares...................................                   4,282,082                     6,228,694

Net Asset Value Per Share............................               $       20.86                 $       12.98

Sales Charge (3.75% of
the offering price)..................................               $        0.81                 $        0.51

Offering Price to Public.............................               $       21.67                 $       13.49



                                                                    Small Company
                                                                     Equity Fund
                                                                    -------------
Net Assets...........................................               $  87,920,586

Outstanding Shares...................................                   5,613,672

Net Asset Value Per Share............................               $       15.66

Sales Charge (3.75% of
the offering price)..................................               $        0.61

Offering Price to Public.............................               $       16.27


                               QUANTITY DISCOUNTS

       Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

       In order to obtain quantity discount benefits, an investor must notify PDI at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PDI or your financial institution.

       RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

       LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

       PFPC Inc. ("PFPC") Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PDI's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

       QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

       REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

       Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

       Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

       GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                      ---------------------------------------          ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
-------------                                            ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00
250,000 but less than 500,000...................            2.75                   2.83                   2.75
500,000 but less than 750,000...................            2.50                   2.56                   2.50
750,000 and over................................            2.00                   2.04                   2.00

       To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PDI. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PDI in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

       A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PDI may request periodic certification of group and member eligibility. PDI reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

       The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PDI in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to broker-dealer affiliates and to unaffiliated broker-dealers of Fleet whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

       The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PDI, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

       EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

       The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

       Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .30% of the Fund's average daily net assets attributable to its Retail A Shares.

       Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges - Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

       Six years after purchase, Retail B Shares of the Funds will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PDI to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

       Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Retail B Shares") are also converted at the earlier of two dates - six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

       Before purchasing Retail A Shares or Retail B Shares of the Funds, investors should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

       Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

       As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                           PURCHASES OF TRUST SHARES

       Trust Shares are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PDI, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PDI on a Trust Business Day in accordance with the foregoing procedures.

       Trust Shares of the International Equity Fund may also be sold to clients, members and employees of Oechsle.


                           OTHER PURCHASE INFORMATION


       On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

                 REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES
                                AND TRUST SHARES

       Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares of the Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


       Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

       If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

             INVESTOR PROGRAMS-RETAIL A SHARES AND RETAIL B SHARES

       The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail Shares of the Funds.

EXCHANGE PRIVILEGE

       The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

       An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

       Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

       In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

       For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

       Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:


       INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).


       SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

       MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

       KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.




       Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

       The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

       The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

       To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

       Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

       Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

       Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

       A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

       The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

       Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS AND INVESTMENTS

       The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

            In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the

Fund fails to make an election to recognize income annually during the period of its ownership of the shares.


                              TRUSTEES AND OFFICERS

       The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address                             Galaxy Fund                and Other Affiliations
----------------                             -----------                ----------------------
Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 66                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

John T. O'Neill (1)                          President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer until December 1999); Trustee,
Age 55                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 59                                                                  Galaxy Fund II.


                                     - 54 -


                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address                             Galaxy Fund                and Other Affiliations
----------------                             -----------                ----------------------
Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 74                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                                Incorporated (land development); President,
One Citizens Plaza                                                      The Astra Ventures, Incorporated
Providence, RI 02903                                                    (previously, Buffinton Box Company -
Age 58                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island
                                                                        Investment Commission; Trustee,
                                                                        The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

Bradford S. Wellman (1)                      Trustee                    Private Investor; Vice President and
2468 Ohio Street                                                        Director, Acadia Management Company
Bangor, ME  04401                                                       (investment services); Director, Essex
Age 68                                                                  County Gas Company, until January 1994;
                                                                        Director, Maine Mutual Fire Insurance Co.;
                                                                        Member, Maine Finance Authority; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 57


                                     - 55 -


                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address                             Galaxy Fund                and Other Affiliations
----------------                             -----------                ----------------------
Jylanne Dunne                                Vice President and         Vice President, PFPC Inc., 1990 to present.
PFPC Inc.                                    Assistant Treasurer
4400 Computer Drive
Westborough, MA 01581-5108
Age 40

William Greilich                             Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                               President and Division Manager, PFPC Inc.,
4400 Computer Drive                                                     1996 to present.
Westborough, MA 01581-5108
Age 46

-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

       Effective May 28, 1999, each trustee receives an annual aggregate fee of $45,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $3,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, each Trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a Trustee of the Trusts plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

       Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

       No employee of PFPC, receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

       The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.


------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund      Complex *Paid to
      Name of Person/Position                from Galaxy             Expenses              Trustees
------------------------------------------------------------------------------------------------------------
Bradford S. Wellman                            $39,395                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                           $42,875                 None                 $60,500
Chairman and Trustee
------------------------------------------------------------------------------------------------------------
Donald B. Miller**                             $40,042                 None                 $56,500
Trustee
------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                          $37,643                 None                 $53,250
Trustee
------------------------------------------------------------------------------------------------------------
John T. O'Neill                                $41,813                 None                 $59,000
President, Treasurer
and Trustee
------------------------------------------------------------------------------------------------------------
James M. Seed**                                $39,355                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

-------------

* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II which comprised a total of 43 separate portfolios as of October 31, 1999.


** Deferred compensation (including interest) in the amounts of $43,939 and $65,944 accrued during Galaxy's fiscal year ended October 31, 1999 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

       Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

       The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

       With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                       INVESTMENT ADVISER AND SUB-ADVISER

       Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.


       For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Equity Fund. For the services provided and the expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million.

       During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                   1999              1998              1997
----                                                                   ----              ----              ----
Asset Allocation................................................. $5,338,301        $3,743,922        $2,313,863
Equity Income.................................................... $2,608,376        $2,457,188        $1,947,792
Growth and Income................................................ $4,577,393        $3,701,722        $2,361,898
Strategic Equity(1).............................................. $455,936          $70,206(1)             *
Equity Value..................................................... $4,468,558        $3,782,620        $2,860,410
Equity Growth.................................................... $10,553,344       $8,345,236        $6,555,045
International Equity(2).......................................... $3,119,675        $2,480,868        $1,844,037
Small Cap Value.................................................. $2,487,806        $2,042,588        $1,370,449
Small Company Equity............................................. $2,481,560        $3,166,852        $2,610,431

---------------

 *     Not in operation during the period.
(1) For the fiscal year ended October 31, 1999 and the period from March 4, 1998 (commencement of operations) through October 31, 1998, Fleet waived advisory fees of $165,794 and $26,590, respectively, with respect to the Strategic Equity Fund.
(2) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $1,216,531, $950,363 and $682,009, respectively, with respect to the International Equity Fund.

       During the last three fiscal years, Fleet reimbursed expenses as follows:

                                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999           1998            1997
----                                                                    ----           ----            ----
Asset Allocation.......................................................  $0         $0               $19,254
Equity Income..........................................................  $0         $0               $38,298
Growth and Income......................................................  $0         $150,727         $306,295
Strategic Equity.......................................................  $0         $2,915(1)            *
Equity Value...........................................................  $0         $0               $26,294
Equity Growth..........................................................  $0         $0               $27,033
International Equity...................................................  $0         $0               $18,362
Small Cap Value........................................................  $0         $115,022         $103,101
Small Company Equity...................................................  $0         $27,376          $118,118

---------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

       The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an Advisory Agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.


       The Advisory Agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the Advisory Agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 1999, Oechsle had discretionary management authority over approximately $19.1 in assets.


       Under its Sub-Advisory Agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under the Sub-Advisory Agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.


       For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Equity Fund's average daily net assets, plus 0.35% of average daily net assets in excess of $50 million.


       For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Oechsle and /or its predecessor, Oechsle International Advisors, L.P., received sub-advisory fees of $1,728,153, $1,355,508 and $979,810, respectively, with respect to the International Equity Fund.

                                  ADMINISTRATOR

       PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Bank Corp.


       PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective September 10, 1998:

                     COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                     ---------------------------------           -----------
                     Up to $2.5 billion....................         0.090%
                     From $2.5 to $5 billion...............         0.085%
                     From $5 to $12 billion................         0.075%
                     From $12 to $15 billion...............         0.065%
                     From $15 to $18 billion...............         0.060%
                     Over $18 billion......................        0.0575%

       Prior to September 10, 1998, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and all other portfolios offered by Galaxy at the following annual rates:

                     COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                     ---------------------------------           -----------
                     Up to $2.5 billion..........................   0.090%
                     From $2.5 to $5 billion.....................   0.085%
                     Over $5 billion.............................   0.075%

PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

       From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds. For the fiscal year ended October 31, 1999, each Fund paid PFPC administration fees at the effective annual rate of 0.08% of such Fund's average daily net assets.

       During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Asset Allocation....................................................   $533,921        $401,495          $253,881
Equity Income.......................................................   $259,413        $263,640          $216,835
Growth and Income...................................................   $456,860        $413,204          $290,324
Strategic Equity....................................................   $62,309         $10,624(1)            *
Equity Value........................................................   $446,506        $405,740          $314,236
Equity Growth.......................................................   $1,055,020      $895,213          $716,320
International Equity................................................   $365,677        $305,871          $222,620
Small Cap Value.....................................................   $248,680        $231,440          $160,350
Small Company Equity................................................   $248,980        $342,901          $222,620

---------------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.



       During the last three fiscal years, PFPC waived administration fees as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Asset Allocation.......................................................  $0               $0                $0
Equity Income..........................................................  $0               $0                $0
Growth and Income......................................................  $0               $0                $0
Strategic Equity.......................................................  $0               $0(1)             *
Equity Value...........................................................  $0               $0                $0
Equity Growth..........................................................  $0               $0                $0
International Equity...................................................  $0               $0                $0
Small Cap Value........................................................  $0               $0                $0
Small Company Equity...................................................  $0               $0                $0

---------------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

       Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


                          CUSTODIAN AND TRANSFER AGENT

       The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

       Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

       PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

       PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

       Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 1999, Fleet Bank received $3,035,184 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.


                                    EXPENSES

       Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

       Fleet or Oechsle will select specific portfolio investments and effect transactions for the Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet or Oechsle may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet or Oechsle. Fleet or Oechsle is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet or Oechsle determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet or Oechsle's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the Investment Advisory Agreement between Galaxy and Fleet and the Sub-Advisory Agreement between Fleet and Oechsle are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.

       During the fiscal year ended October 31, 1999, the Funds paid soft dollar commissions as shown below:

                     FUND                            COMMISSIONS
                     ----                            -----------
                     Asset Allocation...............    $159,620
                     Equity Income..................    $250,780
                     Growth and Income..............    $283,931
                     Strategic Equity...............    $186,517
                     Equity Value...................    $998,817
                     Equity Growth..................    $1,014,330
                     International Equity...........    $27,519
                     Small Cap Value................    $365,870
                     Small Company Equity...........    $655,243


       Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.

       The Funds paid brokerage commissions as shown in the table below:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1998             1998              1997
----                                                                    ----             ----              ----
Asset Allocation......................................................$164,971         $225,758         $155,296
Equity Income.........................................................$260,679         $304,645         $201,407
Growth and Income.....................................................$305,533         $511,307         $851,919
Strategic Equity......................................................$213,205         $118,965(1)          *
Equity Value..........................................................$1,055,494       $965,718         $934,709
Equity Growth.........................................................$1,267,684       $1,128,464       $7,006,331
International Equity..................................................$1,047,761       $841,389         $851,919
Small Cap Value.......................................................$390,632         $223,853         $173,335
Small Company Equity..................................................$731,699         $579,137         $354,910

-----------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

       During the period February 1, 1998 through October 31, 1998 and the fiscal year ended October 31, 1999, certain Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc. which is an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the period ended October 31, 1998 and the fiscal year ended October 31, 1999, (2) the percentage of each Fund's aggregate brokerage commissions for the fiscal year ended October 31, 1999 that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the fiscal year ended October 31, 1999.



                                              FOR THE FISCAL YEAR ENDED OCTOBER 31, 1999
                                              ------------------------------------------
                                                                                   % OF
                                                                  % OF           AGGREGATE             1998
                                             AGGREGATE          AGGREGATE        COMMISSION         AGGREGATE
FUND                                          AMOUNT           COMMISSIONS      TRANSACTIONS          AMOUNT
----                                          ------           -----------      ------------          ------
Asset Allocation....................         $141,443            85.74%            88.69%            $130,968
Equity Income.......................         $232,329            89.12%            91.74%            $108,651
Growth and Income...................         $129,843            42.50%            47.05%            $118,050
Strategic Equity(1).................         $11,375             5.34%             5.73%             $26,480
Equity Value........................         $860,618            81.54%            82.31%            $298,078
Equity Growth.......................         $157,771            12.45%            13.29%            $56,784
Small Cap Value.....................         $14,000             3.58%             3.39%               --
Small Company Equity................         $7,380              1.01%             1.30%               --

       The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

       Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1999, (1) the Asset Allocation Fund held common stock of Chase Manhattan Corp. with a value of $7,426,875 and a senior note of Associates Corp. of North America with a value of $3,254,062; (2) the Equity Income Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $36,620,000; (3) the Growth and Income Fund held common stock of Chase Manhattan Corp. with a value of $8,388,000, common stock of J.P.

Morgan & Co., Inc. with a value of $7,067,250, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $43,135,000; (4) the Strategic Equity Fund was a party to repurchase agreement with Chase Manhattan Bank with a value of $7,414,000; (5) the Equity Value Fund held common stock of Chase Manhattan Corp. with a value of $11,268,638, common stock of Merrill Lynch & Co. with a value of $8,878,350, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $15,451,000; (6) the Equity Growth Fund held common stock of Chase Manhattan Corp. with a value of $30,581,250, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $88,038,000; (7) the International Equity Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $28,704,000; (8) the Small Cap Value Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $29,099,000.

       Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                           SHAREHOLDER SERVICES PLAN

       Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PDI; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.


       Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 1999, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.


       Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.


       During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Asset Allocation...................................................    $1,052,992      $763,611          $412,384
Equity Income......................................................    $623,725        $599,940          $434,674
Growth and Income(2)...............................................    $426,269        $472,627          $324,069
Strategic Equity(2)................................................    $3,344          $4,356(1)             *
Equity Value.......................................................    $759,127        $667,247          $440,920
Equity Growth......................................................    $1,093,512      $841,650          $558,695
International Equity...............................................    $204,149        $191,712          $102,465
Small Cap Value(2).................................................    $3              $250,077          $130,739
Small Company Equity(2)............................................    $214,192        $343,948          $287,068

-------------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) Expense reimbursements for fiscal year ended October 31, 1999 were $252,526, $15,006 $242,064 and $12,586, respectively, for the Growth and
       Income, Strategic Equity, Small Cap Value and Small Company Equity Funds.

       Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

       The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLAN

       Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Funds (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PDI or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

       Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to each such Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

       Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.

       During the last three fiscal years, Retail B Shares of the Funds bore the following distribution fees under the 12b-1 Plan:

                                                                                FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                             1999          1998            1997
----                                                                             ----          ----            ----
Asset Allocation.......................................................         $499,231     $292,256      $99,219
Equity Income..........................................................         $9,488          *             *
Growth and Income......................................................         $400,239     $306,933      $122,300
Strategic Equity.......................................................         $6,114       $1,300(1)        **
Equity Value...........................................................         $190,927     $132,464      $50,897
Equity Growth..........................................................         $346,626     $184,524      $75,906
International Equity...................................................         $6,058          *             *
Small Cap Value........................................................         $4,653          *             *
Small Company Equity...................................................         $80,055      $97,785       $55,371

------------------
* The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.
**     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

       During the last three the fiscal years, Retail B Shares of the Funds bore the following shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999            1998                1997
----                                                                    ----            ----                ----
Asset Allocation..................................................    $206,080         $134,888          $44,293
Equity Income(2)..................................................    $986                *                 *
Growth and Income(2)..............................................    $166,236         $124,879          $54,046
Strategic Equity(2)...............................................    $0               $600(1)              **
Equity Value(2)...................................................    $80,680          $61,137           $21,199
Equity Growth(2)..................................................    $130,774         $85,165           $34,034
International Equity(2)...........................................    $20                 *                 *
Small Cap Value(2)................................................    $0                  *                 *
Small Company Equity(2)...........................................    $12,679          $45,132           $23,556


------------------
* The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.
**     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.
(2) Expense reimbursements for the fiscal year ended October 31, 1999 were $3,274, $493, $2,803, $2,445, $17,717, $1,764, $1,980 and $20,434,
       respectively, for the Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds.

All amounts paid under the 12b-1 Plan for these periods were attributable to payments to broker-dealers.

       Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with an institution ("Service Organization") is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by PDI or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

       As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

       PDI serves as Galaxy's distributor. PDI is a registered broker-dealer with principal offices located at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961. Jane Haegele is the sales shareholder of PDI.

       Unless otherwise terminated, the Distribution Agreement between Galaxy and PDI remains in effect until November 30, 2000, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

       PDI is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors") a wholly-owned subsidiary of PFPC, served as Galaxy's distributor, and was entitled to the payment of the front-end sales charge on the sale of Retail A Shares of the Funds. During the last three fiscal years, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:

                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Asset Allocation...................................................    $1,053,290      $1,208,453       $1,010,359
Equity Income......................................................    $135,022        $312,155         $592,347
Growth and Income..................................................    $299,146        $681,018         $988,216
Strategic Equity...................................................    $48,858         $21,677(1)           *
Equity Value.......................................................    $253,743        $364,586         $451,771
Equity Growth......................................................    $780,524        $548,901         $491,165
International Equity...............................................    $77,780         $126,093         $320,935
Small Cap Value....................................................    $101,995        $398,478         $300,152
Small Company Equity...............................................    $35,664         $103,755         $343,614

-----------------

 *     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

FD Distributors retained none of the amounts shown in the table above.

       PDI is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. During the last three fiscal years, FD Distributors, as distributor for the Funds, was entitled to the payment of the contingent deferred sales charges upon the redemption of Retail B Shares and received contingent deferred sales charges in connection with Retail B Share redemptions as follows:




                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Asset Allocation.................................................    $299,927          $142,492          $57,559
Equity Income....................................................    $3,829                   *                *
Growth and Income................................................    $189,894          $107,798          $49,278
Strategic Equity.................................................    $5,711            $112(1)               **


                                     - 72 -


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Equity Value.....................................................    $79,351           $44,300           $21,384
Equity Growth....................................................    $161,048          $65,766           $28,379
International Equity.............................................    $1,355                  *                *
Small Cap Value..................................................    $2,464                  *                *
Small Company Equity.............................................    $52,313           $38,792           $34,481

-----------------

 * The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.
**     Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

FD Distributors retained none of the amounts shown in the table above.

       The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1999:

                          Net Underwriting        Compensation on     Brokerage Commissions
                            Discounts and         Redemption and        in Connection with             Other
Fund                       Commissions(1)          Repurchase(2)        Fund Transactions          Compensation(3)
----                       --------------          -------------        -----------------          ---------------
Asset
  Allocation                  $1,353,217              $299,927                  $0                    $1,714,888
Equity Income                 $138,851                $3,829                    $0                    $629,052
Growth and Income             $489,040                $189,894                  $0                    $1,004,724
Strategic Equity              $54,569                 $5,711                    $0                    $12,700
Equity Value                  $333,094                $79,351                   $0                    $1,016,732
Equity Growth                 $941,572                $161,048                  $0                    $1,511,710
International
  Equity                      $79,135                 $1,355                    $0                    $205,291
Small Cap Value               $104,459                $2,464                    $0                    $11,566
Small Company
  Equity                      $87,977                 $52,313                   $0                    $299,314

----------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1999, which includes fees accrued in the fiscal year ended October 31, 1998, which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                    AUDITORS

       Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds ("Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP. For the respective fiscal years and periods prior to October 31, 1999, the financial highlights for the Funds included in the Prospectuses and the financial statements for such years and periods contained in the Annual Report were audited by PricewaterhouseCoopers LLP, Galaxy's former auditors.


                                    COUNSEL

       Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                        PERFORMANCE AND YIELD INFORMATION

       Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

       The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                          6
                   YIELD = 2[(a-b)/cd +1 )  - 1]

Where:      a =    dividends and interest earned by a Fund during the period;

            b =    expenses accrued for the period (net of reimbursements);

            c = average daily number of shares outstanding during the period entitled to receive dividends; and
            d = maximum offering price per share on the last day of the period.


For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

       With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

       Based on the foregoing calculation, the standard yields for Retail A Shares, Retail B Shares and Trust Shares of the Funds for the 30-day period ended October 31, 1999 were as set forth below:

FUND                                                                  RETAIL A         RETAIL B         TRUST
----                                                                  --------         --------         -----
Asset Allocation...................................................   2.46%            1.91%            2.56%
Equity Income......................................................   1.03%            0.48%            1.46%
Growth and Income..................................................   0.60%           -0.12%            0.82%
Strategic Equity...................................................   0.70%            0.07%            1.08%
Equity Value.......................................................  -0.12%           -0.79%            0.20%
Equity Growth......................................................  -0.21%           -0.77%            0.16%
International Equity...............................................  -0.02%           -0.47%            0.45%
Small Cap Value....................................................   1.52%            0.79%            1.90%
Small Company Equity...............................................  -1.30%           -1.98%           -0.96%

       Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                               1/n
                              T = [(ERV/P) - 1]

            Where:  T =   average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                  P =     hypothetical initial payment of $1,000; and

                  n =     period covered by the computation, expressed in years.

       Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

       Aggregate Total Return = [(ERV/P) - l]

       The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

       The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds from the date of initial public offering to October 31, 1999 are set forth below:

FUND                                                                    RETAIL A(1)       RETAIL B         TRUST
----                                                                    --------          --------         -----
Asset Allocation.......................................................  135.81%(2)        56.18%(3)      147.36%(2)
Equity Income..........................................................  219.88%(4)         4.44%*        240.10%(4)
Growth and Income......................................................  166.41%(5)        69.12%(3)      181.80%(6)
Strategic Equity(7)....................................................    -4.36%          -6.27%           0.19%
Equity Value...........................................................  334.86%(8)        71.69%(3)      360.74%(8)
Equity Growth..........................................................  318.97%(4)       101.75%(3)      344.74%(4)
International Equity...................................................  139.49%(2)        23.41%*        156.23%(2)
Small Cap Value........................................................  120.26%(5)         0.04%*        133.25%(6)
Small Company Equity...................................................  100.07%(2)        12.49%(3)      133.20%(2)

----------------

 * For the period from November 1, 1998 (initial public offering date) through October 31, 1999.
(1) On September 7, 1995, Retail Shares of the Funds were redesignated "Retail A Shares."
(2) For the period from December 30, 1991 (initial public offering date) through October 31, 1999.
(3) For the period from March 4, 1996 (initial public offering date) through October 31, 1999.
(4) For the period from December 14, 1990 (initial public offering date) through October 31, 1999.
(5) For the period from February 12, 1993 through October 31, 1999. The Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund began offering Investment Shares, which were similar to Retail A Shares, on February 13, 1993.
(6) For the period from December 14, 1992 (initial public offering date) through October 31, 1999. The Predecessor Growth and Income Fund and Predecessor Small Cap Value Fund commenced operations on December 14, 1992, and initially offered Trust Shares, which were similar to Galaxy Trust Shares.
(7) For the period from March 4, 1998 (initial public offering date) through October 31, 1999.
(8) For the period from September 1, 1988 (initial public offering date) through October 31, 1999.

       The average annual total returns for Retail A Shares, Retail B Shares and Trust Shares of the Funds for the one-year, five-year and ten-year periods (as applicable) ended October 31, 1999 are as set forth below:


                                         RETAIL A                      RETAIL B                       TRUST
                              ONE-        FIVE-    TEN-       ONE-       FIVE-   TEN-      ONE-       FIVE-      TEN-
FUND                          YEAR        YEAR     YEAR       YEAR       YEAR    YEAR      YEAR       YEAR       YEAR
----                          ----        ----     ----       ----       ----    ----      ----       ----       ----
Asset Allocation..........    5.42%      15.79%      *         3.76%       *        *       9.63%      16.89%      *
Equity Income.............    5.99%      16.97%      *         4.44%      **       **      10.60%      18.40%      *
Growth and Income.........   10.26%      17.59%      *         8.72%       *        *      14.85%      18.80%      *
Strategic Equity..........   -0.58%        *         *        -2.50%       *        *       3.64%        *         *
Equity Value..............   10.35%      18.16%    13.85%      8.81%       *        *      15.04%      19.52%    14.51%
Equity Growth.............   22.79%      22.71%      *        21.63%       *        *      28.07%      24.17%      *
International Equity......   24.22%      12.50%      *        23.41%      **       **      29.71%      14.02%      *
Small Cap Value...........    1.70%      14.09%      *         0.04%      **       **       6.02%      15.35%      *


                                     - 77 -


                                         RETAIL A                      RETAIL B                       TRUST
                              ONE-        FIVE-    TEN-       ONE-       FIVE-   TEN-      ONE-       FIVE-      TEN-
FUND                          YEAR        YEAR     YEAR       YEAR       YEAR    YEAR      YEAR       YEAR       YEAR
----                          ----        ----     ----       ----       ----    ----      ----       ----       ----
Small Company Equity......    10.59%     10.04%      *        9.34%       *        *      15.54%      11.43%      *

-----------------------

 *     Not offered during the full period.
 ** The Equity Income, International Equity and Small Cap Value Funds did not offer Retail B Shares until November 1, 1998.

PERFORMANCE REPORTING

       From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

       Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds.

       The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

       The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

       The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

       The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

       The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS

       As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

       Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

        A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.



        As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.71%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.83%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (94.67%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (90.51%); Luitpold Pharmaceuticals Inc., Kirk Sobecki, CFO, ATTN: Harold Noviello, One Luitpold Drive, Shirley, NY 11967 (6.28%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (78.09%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.16%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.11%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (69.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (16.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (14.06%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (52.62%); International Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (43.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.80%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.94%); Growth & Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (76.51%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (19.76%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (93.31%); Gales & Co., Fleet Investment Services, Mutual Funds Unit --NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.97%); Small Company Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (63.45%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.75%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.32%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (17.96%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (48.81%); Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (97.52%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (25.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.94%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (38.13%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (60.55%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.74%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (46.26%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (20.25%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.27%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.39%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (71.43%); Gales Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (23.98%) Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (44.64%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (45.38%); Bob & Co., c/o Bank of Boston, Attn: Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (8.09%); Corporate Bond Fund - Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (42.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.79%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (15.43%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.24%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (67.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.44%); Bob & Co., c/o Bank of Boston, ATTN:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (13.20%); New
Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (51.12%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (34.02%); Bob & Co., c/o Bank of Boston, ATTN: Mutual Fund Dept. 45-02-06, P.O. Box 1805, Boston, MA 02105-1809 (14.56%).


         As of February 9, 2000, the name address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: U.S. Treasury Money Market Fund -- U. S. Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004 (10.38%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (59.39%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (50.11%); International Equity Fund -- Charles Schwab & Co., Inc., Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.98%); Tax-Exempt Bond Fund -- Danny Schulman, 9 Corn Mill Ct., Upper Saddle River, NJ 07458-1232 (8.20%); Connecticut Municipal Bond Fund -- Marle Luida Carcangiu, Juan Rosai Ulma CT, 36 Beach Ave., Milford, CT 06460 (5.77%); Massachusetts Municipal Bond Fund -- Al Lodice, 63 Winter St., Lexington, MA 02420-1209 (6.08%); Rhode Island Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (35.52%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02862-1208 (7.51%); Bob & Co., c/o Bank of Boston, Attn:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (20.01%); New
York Municipal Bond Fund -- Marilyn J. Brantley, 5954 Van Allen Road, Belfast, NY 14711-8750 (10.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#978-61025-18, Lipco Action Electric J.V., Anthony Spina-President, 19-55 37th Street, Astoria, NY 11105-1118 (6.65%); New Jersey Municipal Bond Fund -- Serena W. Peng, 70 Chelsea, Watchung, NJ 07060-6424 (79.60%); William Minnaard, 50 Rock Road Unit A6, Hawthorne, NJ 07506-1570 (6.25%).


         As of February 9, 2000, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Ralph V. Luciano & Claire E. Luciano JTWROS, 8651 Ethans Glen Terrace, Jacksonville, FL 32256-9072 (5.20%); Steven R. Schwartz, 2393 Lake Elmo Ave. N, Lake Elmo, MN 55042-8407 (5.89%); Wylie O'Brien, 69 Edgewood Ave., Haverhill, MA 01832-2909 (5.36%); Strategic Equity Fund -- Betsey Tan, 7 Donovan's Lane, Natick, MA 01760-3615 (7.18%); Intermediate Government Income Fund -- Adriana Vita, 345 Park Ave., New York, NY 10154 (7.71%); Short-Term Bond Fund -- Chelsea Police Relief Assoc., John R. Phillips, Treas. & Michael McCona, Clerk, 180 Crescent Avenue, Chelsea, MA 02150-3017 (15.08%); Josua Colon Cust, Hazel Colon UGMA CT, 400 Lasalle Street, New Britan, CT 06051-1316 (8.41%); Elizabeth Mugar, 10 Chestnut St., Apt. 1808, Springfield, MA 01103-1709 (8.04%); Tax-Exempt Bond Fund -- David Fendler, Sylvia Fendler JTWROS, 72 Brinkerhoff Ave., Stamford, CT 06905-3203 (7.93%); Frances E. Stady, P.O. Box 433, 3176 Main St., Yorkshire, NY 14173-0433 (6.19%); U.S. Clearing Corp., FBO#978-02869-11, Carol Guy & Ali E.
Guy, 14 Thomas St., Scarsdale, NY 10583-1031 (5.20%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime A Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities, Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (49.88%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-697238-17, Sara Mallow, 6415 NW 24th Street, Boca Raton, FL 33439-4320 (26.03%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#120-97689-18, Yook Y. Doo, 46-34 Robinson St., Flushing, NY 11355-3445 (8.66%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#021-90471-15, Mabel L. Bowman, 35634 Meyers Ct., Fremont, CA 94536-2540 (6.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#143-27206-11, Mary V. Mastroianni & Pasqual Mastroianni JT Ten, 1811 Randolph Road, Schenectady, NY 12308-2021 (5.33%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#125-98055-11, Albert F. Twanmo, 6508 81st Street, Cabin John, MD 20818-1203 (80.62%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#136-99157-13, Jon-Paul Dadaian, Roth IRA Account, 178 Clarken Drive, West Orange, NJ 07052-3441 (14.83%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#160-27022-17, Linda Shaw, Trustee for the Linda J. Shaw Trust, 920 Meadows Road, Geneva, IL 60134-3052 (35.29%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#113-27816-16, Pamela M. Fain, 68 Oak Ridge Drive, Bethany, CT 06524-3118 (28.59%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (23.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-80060-19, Saint Clare School Endowment Fund, Attn: Fr. O'Shea, Andrew J. Houvouras &/or Bruce Blatman, 821 Prosperity Farms Road, No. Palm Beach, FL 33406-4299 (6.20%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97697-11, Ray Wayne Prince, 11010 Stephens Road, Berlin Heights, OH 44814-9673 (22.65%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#170-29789-15, Nicholas G. Roselli & Nicholas A. Roselli JT WROS, 315 Southampton Road, Westfield, MA 01085-1360 (7.45%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (14.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-97238-17, Sara Mallow, IRA Account, 6415 NW 24th Street, Boca Raton, FL 33434-4320 (22.83%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98586-13, Pamela Ann Radamaker, 1001 Trainway Blvd. NE, Albuquerque, NM 87112-6280 (13.12%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-97099-17, James Kenneth Winter, IRA Rollover Account, 28 South Fork Cove, Senatobia, MS 38668-6329 (5.26%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (28.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#150-98301-11, N. Clifford Nelson Jr., 58 Middlebury Road, Orchard Park, NY 14127-3581 (18.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-60254-19, Frederick W. Geissinger, 601 NW 2nd Street, Evansville, IN 47708-1013 (17.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-97564-14, Thomas X. McKenna, 170 Turtle Creek Drive, Tequesta, FL 33469-1547 (12.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31296-18, Edward U. Roddy III, 109 Angler Avenue, Palm Beach, FL 33480-3101 (8.82%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#165-26664-29, Special Risk Underwriters, P.O. Box 54699, Phoenix, AZ 85078-4699 (5.66%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-30971-12, Doris G. Schack, FBO-Doris G. Schack Living Trust, 9161 East Evans, Scottsdale, AZ 85260-7575 (71.89%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-02964-11, Jane L. Grayhurst, 770 Boylston St., Apt. 10-G, Boston, MA 02199-7709 (15.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#132-90090-11, Virginia Holmes,
303 Bella Vista Drive, Ithaca, NY 14850-5774 (12.21%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime B Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfeld, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (19.75%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-31108-13, Frank Catanho, Trustee of the Frank Catanho 1996 Trust dated 10/22/96, 24297 Mission Blvd., Hayward, CA 94544-1020 (12.76%); U.S.
Clearing, A Division of Fleet Securities Inc., FBO#183-97247-11, W.P. Fleming, 66500 E. 253rd, Grove, OK 74344-6163 (5.87%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#024-90318-16, Lynn C. Sherrie, IRA Rollover, P.O. Box 316, Wilson, NY 14172-0316 (12.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-00085-18, Walter M. Swiecicki & Cathleen Swiecicki JTWROS, 119 Old Beekman Road, Monmouth Junction, NJ 08852-3114 (10.69%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-59241-17, Church & Friary of St. Francis of Assisi, c/o Fr. Ronald P. Stark, OFM, 165 West 31st St., New York, NY 10001-3405 (80.25%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97497-13, Martin Allen Sante, 8858 Moanalua Way, Diamondhead, MS 39525-3760 (28.95%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31744-16, Irwin Luftig & Elaine Luftig, 6119 Bear Creek Ct., Lake Worth, FL 33467-6812 (19.09%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29019-15, Walter W. Quan, 2617 Skyline Drive, Lorain, OH 44053-2243 (15.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#014-90365-19, Peter Burr Bickford, 65 A. Lazell Street, Hingham, MA 02043-4403 (7.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#108-000116-10, Michael Kennedy & Carleen Kennedy JTWROS, 12 Walton Avenue, Locust Valley, NY 11560-1227 (5.83%); U.S. Clearing Corp., FBO#148-28677-18, Linda M. Berke & Michael E. Berke JTTEN, 30941 Westwood Rd., Farmington Hills, MI 48331-1466 (16.24%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#138-97818-14, Carol Y. Foster, 524 Marie Avenue, Blountstown, FL 32424-1218 (9.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-92974-11, Ann E. Herzog, 74 Tacoma Street, Staten Island, NY 10304-4222 (9.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98559-16, Ann P. Sargent, 422 Los Encinos Avenue, San Jose, CA 95134-1336 (6.26%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-97970-19, Alicia E. Schober, 10139 Ridgeway Drive, Cupertino, CA 95014-2658 (6.07%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-14889-16, Paul R. Thornton & Karin Z. Thornton, JTTEN, 1207 Oak Glen Lane, Sugarland, TX 77479-6175 (5.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29049-19, Randall Prince, Rt. 1, Box 865, Turtletown, TN 37391-9700 (5.93%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97574-19, Ray William Mominey, 1340 San Cristobal Villa, Punta Gorda, FL 33983-6618 (16.77%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfield, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (10.68%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#107-30623-15, Andrejs Zvejnieks, 2337 Christopher Walk, Atlanta, GA 30327-1110 (7.24%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#180-98472-11, Rufus O. Eddins, Jr., IRA Rollover, 360 Dominion Circle, Knoxville, TN 37922-2750 (5.63%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-97250-13, Michael A. Veschi, 106 Exmoor Court, Leesburg, VA 20176-2049 (5.41%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#200-70099-19, Neil C. Feldman, 41 Windham Way, Englishtown, NJ 07726-8216 (27.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#119-97697-10, Ira Zornberg, 4219 Nautilus Avenue, Brooklyn, NY 11224-1019 (11.23%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-03576-19, Louise Brown & Sandra Fontaine JTTEN, 172 High Street, Woonsocket, RI 02895-4311 (5.00%); U.S. Clearing, A Division of Fleet Securities Inc., FBO# 147-24459-13, Jay Robert Klein, 26800 Amhearst Circle #209, Cleveland, OH 44122-7572 (11.06%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-93287-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (8.02%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-68909-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (10.57%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#157-98031-13, Patricia Fusco, 112 E. Chapel Avenue, Cherry Hill, NJ 08034-1204 (7.17%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#238-97175-19, Marie Gottfried, Rollover IRA Account, 10208 Andover Coach Circle H-2, Lake Worth, FL 33467-8158 (5.31%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Stable Asset Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.36%); Silverstream Software Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.13%); U.S. Treasury Money Market Fund -- Loring Walcott Client Sweep Account, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (21.63%); Equity Value Fund -- Fleet Savings Plus- Equity Value, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.00%); Equity Growth Fund -- Fleet Savings - Equity Growth, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (23.00%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.91%); International Equity Fund -- FFG International Equity Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.24%); Fleet Savings Plus - Intl. Equity, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (10.45%); Intermediate Government Income Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.45%); Strategic Equity Fund -- FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main Street, Rochester, NY 14638 (93.85%); High Quality Bond Fund -- Fleet Savings Plus Plan
- HQ Bond, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (18.49%); Short-Term Bond Fund -- Witicox & Gibbs Retirement Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.14%); Asset Allocation Fund -- Fleet Savings Plus - Asset Allocation, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (26.66%); Small Company Equity Fund -- Fleet Savings Plus - Small Company, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (32.64%); Tax-Exempt Bond Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./ Gales & Co., 159 East Main Street, Rochester, NY 14638 (35.99%); Corporate Bond Fund -- Cole Hersee Pension Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (7.92%); Growth and Income Fund -- Fleet Savings Plus - Growth Income, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (43.28%); Crompton & Knowles IARP, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (9.55%); Small Cap Value Fund -- FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.80%); Institutional Government Fund -- Duncanson & Holt Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.42%); New Jersey Municipal Bond Fund -- Perillo Tours, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (22.20%); Royal Chambord IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.10%); McKee Wendell A. Martial Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.02%); Varco Inc. IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.55%); Terry, Julia Lee Inv. Adv., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.22%); Tieman Diane V IA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.04%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of Galaxy's Prime Reserves, Government Reserves, Tax-Exempt Reserves, Large Company Index, U.S. Treasury Index and Municipal Index Funds were as follows: Prime Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Government Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Tax-Exempt Reserves -- U.S. Clearing, 26 Broadway, New York, NY (100%); Large Company Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.42%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.17%); U.S. Treasury Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.29%); Gales & Co., Fleet Investment Services, Rochester, NY 14638-0001 (15.35%); Municipal Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.96%); Bob & Co., c/o Bank of Boston,
Attn: Mutual Funds Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (18.08%); U.S. Clearing Corp., FBO#979-11223-11, Steven Starker, 7 Flagler Drive, Rye, NY 10580-1951 (5.18%).


         As of February 9, 2000, the following Galaxy investment portfolios had no single person or entity own beneficially more than 5% of the portfolios' outstanding Trust Shares: Equity Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Money Market Fund, Government Money Fund and the Tax-Exempt Money Market Fund.

                              FINANCIAL STATEMENTS

Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Report for the Funds for prior periods were audited by PricewaterhouseCoopers LLP, Galaxy's former independent auditors. The report of PricewaterhouseCoopers LLP dated December 23, 1998 on the Funds' financial statements included in the Funds' Annual Report to the Shareholders for the fiscal year ended October 31, 1998, is also incorporated herein by reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

            A Standard & Poor's commercial paper rating is a current opinion of credit worthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

            "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

            "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

            "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

            "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

            "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

            "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            "Not Prime" - Issuers do not fall within any of the Prime rating categories.


            The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

            "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

            "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

            "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

            "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

            "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

            "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

            "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


            Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

            "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

            "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

            "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

            "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

            "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

            "D" - Securities are in actual or imminent payment default.


            Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

            "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

            "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

            "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

            "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

            The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

            "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

            "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

            "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

            "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

            Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

            "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

            "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

            "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

            "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

            "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

            "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

            PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

            The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

            "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

            "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

            Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

            Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

            The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

            "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

            "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

            "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

            To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

            The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

            "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

            "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

            "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

            "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

            "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

            "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

            "CCC," "CC", and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

            "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

            Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

            To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

            Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

            "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

            "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

            "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

            "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

            "D" - This designation indicates that the long-term debt is in default.

            PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

            A Standard and Poor's note rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

            "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

            "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

            "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


            Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

            "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

            "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

            "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

            "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

            "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

            Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

       As stated above, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.     INTEREST RATE FUTURES CONTRACTS

       USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

       DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

       Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

       A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

       EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

       In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

       Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

       If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

       EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

       For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

       Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

       If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.    MARGIN PAYMENTS

       Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III.   RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

       There are several risks in connection with the use of futures by the Growth and Income, Strategic Equity and Small Cap Value Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

       Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

       In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

       In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

       Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

       Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

       Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 29, 2000
-----------


GALAXY SHORT-TERM BOND FUND
GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY HIGH QUALITY BOND FUND

RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES

GALAXY CORPORATE BOND FUND

TRUST SHARES


     This Statement of Additional Information is not a prospectus. It relates to prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 1999 (the "Annual Report"), may be obtained, without charge, by writing:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES


- Prospectus for Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds dated February 29, 2000
-    Prospectus for Trust Shares of the Funds dated February 29, 2000


     The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Funds' independent auditors, on the financial statements for fiscal year ended October 31, 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, The Galaxy Funds' former independent auditors, dated December 23, 1998 on the financial statements included in The Galaxy Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1998 is also incorporated by reference into this Statement of Additional Information.


                                TABLE OF CONTENTS
                                                                                                               PAGE

GENERAL INFORMATION..............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.............................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS........................................................................4
         Short-Term Bond Fund....................................................................................4
         Intermediate Government Income Fund.....................................................................5
         High Quality Bond Fund..................................................................................6
         Corporate Bond Fund.....................................................................................6
         Special Risk Considerations.............................................................................7
         Foreign Securities......................................................................................7
         Ratings...............................................................................................  7
         Other Investment Policies and Risk Considerations.......................................................8
         Variable and Floating Rate Obligations..................................................................8
         U.S. Government Obligations and Money Market Instruments................................................8
         Municipal Securities...................................................................................11
         Stand-by Commitments...................................................................................13
         Repurchase and Reverse Repurchase Agreements...........................................................13
         Securities Lending.....................................................................................14
         Investment Company Securities..........................................................................14
         Derivative Securities..................................................................................15
         When-Issued, Forward Commitment and Delayed Settlement Transactions....................................17
         Asset-Backed Securities................................................................................18
         Mortgage-Backed Securities.............................................................................19
         Mortgage Dollar Rolls..................................................................................19
         Stripped Obligations...................................................................................20
         Guaranteed Investment Contracts........................................................................21
         Bank Investment Contracts..............................................................................21
         Zero Coupon Bonds......................................................................................21
         Portfolio Turnover.....................................................................................22
INVESTMENT LIMITATIONS..........................................................................................22
VALUATION OF PORTFOLIO SECURITIES...............................................................................25
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................25
         Purchases of Retail Shares and Trust Shares of the Corporate Bond Fund.................................25
         General................................................................................................26
         Customers of Institutions..............................................................................26
         Applicable Sales Charge -- Retail A Shares.............................................................27
         Computation of Offering Price - Retail A Shares........................................................28
         Quantity Discounts.....................................................................................29
         Applicable Sales Charge - Retail B Shares..............................................................32
         Characteristics of Retail A Shares and Retail B Shares.................................................33
         Factors to Consider When Selecting Retail A Shares or Retail B Shares..................................34
         Purchases of Trust Shares..............................................................................34


         OTHER PURCHASE INFORMATION.............................................................................35
         Redemption of Retail A Shares, Retail B Shares and Trust Shares........................................35
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES.........................................................36
         Exchange Privilege.....................................................................................36
         Retirement Plans.......................................................................................37
         Automatic Investment Program and Systematic Withdrawal Plan............................................37
         Payroll Deduction Program..............................................................................38
         College Investment Program.............................................................................38
         Direct Deposit Program.................................................................................38
TAXES...........................................................................................................39
         Taxation of Certain Financial Instruments..............................................................39
TRUSTEES AND OFFICERS...........................................................................................40
         Shareholder and Trustee Liability......................................................................43
INVESTMENT ADVISER..............................................................................................44
ADMINISTRATOR...................................................................................................45
CUSTODIAN AND TRANSFER AGENT....................................................................................47
EXPENSES........................................................................................................48
PORTFOLIO TRANSACTIONS..........................................................................................48
SHAREHOLDER SERVICES PLAN.......................................................................................49
DISTRIBUTION AND SERVICES PLAN..................................................................................51
DISTRIBUTOR.....................................................................................................53
AUDITORS........................................................................................................55
COUNSEL.........................................................................................................55
PERFORMANCE AND YIELD INFORMATION...............................................................................55
         Performance Reporting..................................................................................58
MISCELLANEOUS...................................................................................................60
FINANCIAL STATEMENTS............................................................................................61
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                               GENERAL INFORMATION


     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares of the four Funds listed on the cover page and Retail A Shares and Retail B Shares of each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. The Corporate Bond Fund is authorized to offer Retail A Shares and Trust Shares but currently offers only Trust Shares. The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds also offer Prime A Shares, Prime B Shares and BKB Shares, which are described in separate statements of additional information and related prospectuses. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.



     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-nine investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.


     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D -Special Series 2 shares (Retail B Shares), Class D - Special Series
3 shares, (Prime A Shares), Class D - Special Series 4 shares (Prime B Shares)and Class D - Special Series 5 Shares, each series representing interests in the Intermediate Government Income Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A
Shares), Class J - Series 5 shares (Prime B Shares) and Class J - Series 6 shares, each series representing interests in the High Quality Bond Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L - Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares) and Class L - Series 5 shares (Prime B Shares) and Class L - Series 6 shares, each series representing interests in the Short-Term Bond Fund; and Class T - Series 1 shares (Trust Shares) and Class
T Series - 2 shares (Retail A Shares), each series representing interests in the Corporate Bond Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").


     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.


     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plan" below.


     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (E.G., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a

Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus(es) may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

SHORT-TERM BOND FUND


     In addition to its principal investment strategies and policies as described in its Prospectuses, the Short-Term Bond Fund may also invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations
- Derivative Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.



     The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to

U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.


         The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although forward currency contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations - Derivative Securities" below.



     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND


     In addition to its principal investment strategies and policies as described in its Prospectuses, the Intermediate Government Income Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

HIGH QUALITY BOND FUND


     In addition to its principal investment strategies and policies as described in its Prospectuses, the High Quality Bond Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


         See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

CORPORATE BOND FUND


     In addition to its principal investment strategies and policies as described in its Prospectus, the Corporate Bond Fund may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, or by supranational banks or other organizations. Examples of supranational banks include the World Bank, the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. The Fund may invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of their tax status or prevailing economic, regulatory or other circumstances, the performance of such securities is expected to be comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations-Derivative Securities" below. The Fund may also invest in "money market" instruments.


     The value of convertible securities in which the Fund may invest fluctuates in relation to changes in interest rates like bonds and, in addition, fluctuates in relation to the underlying common stock. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     The Fund may also invest in debt obligations of foreign issuers such as foreign corporations and banks, as well as foreign governments and their political subdivisions. Such investments may subject the Fund to special investment risks. See "Special Risk Considerations

- Foreign Securities" below. The Fund will not invest more than 20% of its net assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

     The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations-Derivative Securities" below.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.


                           SPECIAL RISK CONSIDERATIONS
FOREIGN SECURITIES

     Investments by the Short-Term Bond and Corporate Bond Funds in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

     Although the Short-Term Bond and Corporate Bond Funds may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of the Funds' shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Funds' foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Funds make their foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Funds' foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

RATINGS

     If the rating of a security held by a Fund is downgraded below investment grade, the Fund doesn't have to sell the security unless (i) the Adviser determines under the circumstances the security is no longer an appropriate investment for the Fund, or (ii) the security, together with any securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. The Funds' investments in obligations rated below the four highest ratings assigned by S&P and Moody's have different risks than investments in securities that are rated "investment grade." Risk of loss upon default by the issuer is significantly greater because lower-rated securities are generally unsecured and are often subordinated to other creditors of the issuer, and because the issuers frequently have high levels of indebtedness and are more sensitive to adverse economic conditions, such as recessions, individual corporate developments and increasing interest rates than are investment grade issuers. As a result, the market price of such securities may be particularly volatile.


                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. If such an instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.


     In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by a Fund, however, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment.


U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS


     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with maturities of 397 days or less.

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations - Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

     Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.


     Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's
10% limitation on purchases of illiquid instruments described below,
Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Funds may also purchase
Rule 144A securities. See "Investment Limitations" below.

MUNICIPAL SECURITIES


     The Funds may invest in municipal securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended (the "Code"), yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time municipal securities have outperformed, on a total return basis, comparable corporate and U.S. Government debt obligations as a result of prevailing economic, regulatory or other circumstances.


     Municipal securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "municipal securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal classifications of municipal securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

     Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     There are, of course, variations in the quality of municipal securities, both within a particular category and between categories, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, described in Appendix A to this Statement of Additional Information, represent such NRSRO's opinion as to the quality of municipal securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields. Municipal securities of the same maturity and interest rate with different ratings may have the same yield.


     The payment of principal and interest on most municipal securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth for each Fund.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

     VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% (15% with respect to the Corporate Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" below.

STAND-BY COMMITMENTS


     Each Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.


     Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% (15% with respect to the Corporate Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" below.

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term "money market" instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

DERIVATIVE SECURITIES

     The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, interest rate futures, certain asset-backed and mortgage-backed securities, certain zero coupon bonds and currency forward contracts.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

     Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

     INTEREST RATE FUTURES CONTRACTS. The Funds may enter into contracts (both purchase and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which a

Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or a Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.


     FOREIGN CURRENCY EXCHANGE TRANSACTIONS - SHORT-TERM BOND AND CORPORATE BOND FUNDS. Because the Short-Term Bond and Corporate Bond Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.


     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Short-Term Bond and Corporate Bond Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.


     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its assets.

     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.


ASSET-BACKED SECURITIES

     Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

     Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

     Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

STRIPPED OBLIGATIONS

     To the extent consistent with its investment objective, each Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS


     Each Fund, except the Corporate Bond Fund, may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.


BANK INVESTMENT CONTRACTS

     Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the Corporate Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ZERO COUPON BONDS

     The Corporate Bond Fund may invest in zero coupon bonds. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.


     A broker/dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts),

TRs (Treasury Receipts), and STRIPS (Separate Trading of Registered Interest and Principal of Securities, are examples of derivative zeros. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a U.S. Government agency or a corporation in zero coupon form.


PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes.


                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         No Fund may:


               1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.



               2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. None of the Short-Term Bond, Intermediate Government Bond or High Quality Bond Funds will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

               3.   Invest more than 10% (15% with respect to the Corporate Bond
                    Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

               4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

               5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

               6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

               7. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

               8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund and Corporate Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

               9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

               10. Invest in companies for the purpose of exercising management or control.

               11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

         In addition to the above limitations:

               12. The Funds, with the exception of the Short-Term Bond and Corporate Bond Funds, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

     In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

     With respect to Investment Limitation No. 2 above, (a) each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.


     With respect to Investment Limitation No. 4 above, no Fund intends to acquire more than 10% of the outstanding voting securities of any one issuer.


     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% (15% with respect to the Corporate Bond Fund) limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

     Except as stated otherwise, a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.


                        VALUATION OF PORTFOLIO SECURITIES

     The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PDI has agreed to use appropriate efforts to solicit all purchase orders.


     This Statement of Additional Information provides additional purchase and redemption information for Trust Shares of the Funds and Retail A Shares and Retail B Shares of the Tax-Exempt Bond, Intermediate Government Income and High Quality Bond Funds. Purchase and redemption information for Prime A Shares, Prime B Shares and BKB Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds is provided in separate prospectuses and statements of additional information.


     PURCHASES OF RETAIL SHARES AND TRUST SHARES OF THE CORPORATE BOND FUND

GENERAL

     Investments in Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are subject to a front-end sales charge. Investments in Retail B Shares of such Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.


     PDI has established several procedures to enable different types of investors to purchase Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (collectively, "Retail Shares"). These procedures also apply to purchases of Trust Shares of the Corporate Bond Fund, in addition to the purchase information described below under "Purchases of Trust Shares." Retail Shares, as well as Trust Shares of the Corporate Bond Fund, may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares, as well as Trust Shares of the Corporate Bond Fund, may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PDI on a Business Day in accordance with PDI's procedures.


     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for purchase, exchange or redemption of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge with respect to Retail A Shares described in the applicable Prospectus and in this Statement of Additional Information.

CUSTOMERS OF INSTITUTIONS


     Retail Shares, as well as Trust Shares of the Corporate Bond Funds purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares, as well as Trust Shares of the Corporate Bond Fund. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of purchases and redemptions of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares, as well as Trust Shares of the Corporate Bond Fund, established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares, or Trust Shares of the Corporate Bond Fund through their institution should contact such entity directly for appropriate purchase instructions.


APPLICABLE SALES CHARGE -- RETAIL A SHARES


     The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:



                                                    REALLOWANCE TO
                                                       DEALERS
                                                      AS A % OF
                                                    OFFERING PRICE
AMOUNT OF TRANSACTION                                 PER SHARE
---------------------                                 ---------
Less than $50,000                                       3.25
$50,000 but less than $100,000                          3.00
$100,000 but less than $250,000                         2.50
$250,000 but less than $500,000                         2.00
$500,000 and over                                       0.00


     The appropriate reallowance to dealers will be paid by PDI to broker-dealer organizations which have entered into agreements with PDI. The reallowance to dealers may be changed from time to time.

     In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

     - purchases by directors, officers and employees of broker-dealers having agreements with PDI pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

     - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

     - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation, and any of its affiliates and members of their immediate families;

     - purchases by officers, directors, employees and retirees of PFPC, Inc. and members of their immediate families;

     - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

     - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

     - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

     - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and


     - purchases prior to July 1, 1999 by former deposit customers of financial institutions (other than registered broker-dealers) acquired by FleetBoston Financial Corporation in February 1998.



COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

     An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1999 and the maximum front-end sales charge of 3.75%, is as follows:


                                                                       Short-Term              Intermediate Government
                                                                       Bond Fund                    Income Fund
                                                                       ---------               -----------------------
Net Assets...........................................                 $24,652,827                   $56,453,630

Outstanding Shares...................................                   2,499,555                     5,728,355

Net Asset Value Per Share............................                       $9.86                         $9.86

Sales Charge (3.75% of
the offering price)..................................                       $0.38                         $0.38

Offering Price to Public.............................                      $10.24                        $10.24




                                                                      High Quality
                                                                       Bond Fund
                                                                       ----------
Net Assets...........................................                 $42,905,576

Outstanding Shares...................................                   4,187,138

Net Asset Value Per Share............................                      $10.25

Sales Charge (3.75% of
the offering price)..................................                       $0.40

Offering Price to Public.............................                      $10.65


QUANTITY DISCOUNTS

     Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, an investor must notify PDI at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PDI or your financial institution.

     RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

     LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

     PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PDI's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

     QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

     Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

     GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:


                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                       -------------------------------------           ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
-------------                                            ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00

250,000 but less than 500,000...................            2.75                   2.83                   2.75

500,000 but less than 750,000...................            2.50                   2.56                   2.50

750,000 and over................................            2.00                   2.04                   2.00


     To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PDI. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PDI in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

     A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PDI may request periodic certification of group and member eligibility. PDI reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

     The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PDI in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PDI, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail A Shares and Retail B Shares - Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

     The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

     Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of the Fund's average daily net assets attributable to its Retail A Shares.

     Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

     Six years after purchase, Retail B Shares of the Funds will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PDI to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

     Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates -- six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

     Before purchasing Retail A Shares or Retail B Shares of the Funds, investors should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

     Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

     As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                            PURCHASES OF TRUST SHARES

     Trust Shares of the Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PDI, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PDI on a Trust Business Day in accordance with the foregoing procedures.

                           OTHER PURCHASE INFORMATION


     On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.


         REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES AND TRUST SHARES

     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares of the Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.


     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission ("SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.


     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

         INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

     The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail Shares of the Funds.

EXCHANGE PRIVILEGE

     The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

     An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

     Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

     INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

     SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

     MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

     KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.



     Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.


AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

     The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by an investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent, (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

     To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from an investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

     Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.

                                      TAXES

     Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to certain financial instruments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:



                                     Positions                  Principal Occupation
                                     With the                   During Past 5 Years
Name and Address and Age             Galaxy Fund                and Other Affiliations
------------------------             -----------                -----------------------
Dwight E. Vicks, Jr.                 Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                              Printing Corporation (book manufacturing
  Printing Corporation                                          and commercial printing); Director, Utica
Commercial Drive                                                First Insurance Company; Trustee, Savings
P.O. Box 270                                                    Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                             Insurance Company; Director, Commercial
Age 66                                                          Travelers Mutual Insurance Company;
                                                                Trustee, The Galaxy VIP Fund; Trustee,
                                                                Galaxy Fund II.

John T. O'Neill(1)                     President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue           & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                               manufacturer) until December 1999; Trustee,
Age 55                                                          The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                II.

Louis DeThomasis                     Trustee                    President, Saint Mary's College of
Saint Mary's College                                            Minnesota; Director, Bright Day Travel,
  of Minnesota                                                  Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                Trustee, The Galaxy VIP Fund; Trustee,
Age 59                                                          Galaxy Fund II.

Donald B. Miller                     Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                          services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                         Funds; Chairman, Executive Committee,
Age 74                                                          Compton International, Inc. (advertising
                                                                agency); Trustee, Keuka College; Trustee,
                                                                The Galaxy VIP Fund; Trustee, Galaxy Fund II.



                                     Positions                  Principal Occupation
                                     With the                   During Past 5 Years
Name and Address and Age             Galaxy Fund                and Other Affiliations
------------------------             -----------                -----------------------
James M. Seed                        Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                        Incorporated (land development); President,
One Citizens Plaza                                              The Astra Ventures, Incorporated
Providence, RI 02903                                            (previously, Buffinton Box Company -
Age 58                                                          manufacturer of cardboard boxes);
                                                                Commissioner, Rhode Island Investment
                                                                Commission; Trustee, The Galaxy VIP
                                                                Fund; Trustee, Galaxy Fund II.

Bradford S. Wellman(1)                 Trustee                    Private Investor; Vice President and
2468 Ohio Street                                                Director, Acadia Management Company
Bangor, ME  04401                                               (investment services); Director, Essex
Age 68                                                          County Gas Company, until January 1994;
                                                                Director, Maine Mutual Fire Insurance Co.;
                                                                Member, Maine Finance Authority; Trustee,
                                                                The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                II.

W. Bruce McConnel, III               Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                Reath LLP, Philadelphia, Pennsylvania.
18th & Cherry Streets
Philadelphia, PA 19103
Age 57

Jylanne Dunne                        Vice President and         Vice President, PFPC Inc., 1990 to present.
PFPC Inc.                            Assistant Treasurer
4400 Computer Drive
Westborough, MA 01581-5108
Age 40

                                     Positions                  Principal Occupation
                                     With the                   During Past 5 Years
Name and Address and Age             Galaxy Fund                and Other Affiliations
------------------------             -----------                -----------------------
William Greilich                    Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                      President and Division Manager, PFPC Inc.,
4400 Computer Drive                                            1996-present.
Westborough, MA 01581-5108
Age 46


-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective May 28, 1999, each trustee receives an annual aggregate fee of $45,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $3,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, each Trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a Trustee of the Trusts plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.



------------------------------------------------------------------------------------------------------------
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    From Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund      Complex*Paid
      Name of Person/position                From Galaxy             Expenses            to Trustees
      -----------------------                     ------             --------            -----------
------------------------------------------------------------------------------------------------------------

Bradford S. Wellman                            $39,355                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                           $42,875                 None                 $60,500
Chairman and Trustee
------------------------------------------------------------------------------------------------------------
Donald B. Miller**                             $40,042                 None                 $56,500
Trustee
------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                          $37,643                 None                 $53,250
Trustee
------------------------------------------------------------------------------------------------------------
John T. O'Neill                                $41,813                 None                 $59,000
President, Treasurer
and Trustee
------------------------------------------------------------------------------------------------------------
James M. Seed**                                $39,355                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------

-----------------


* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 43 separate portfolios as of October 31, 1999.


** Deferred compensation (including interest) in the amounts of $43,939 and $65,944 accrued during Galaxy's fiscal year ended October 31, 1999 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER

     Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at an annual rate of .75% of the average daily net assets of each Fund. During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond.......................................................$335,221          $390,913          $470,347
Intermediate Government Income........................................$1,674,194        $1,582,909        $1,535,166
High Quality Bond.....................................................$1,544,510        $1,294,758        $1,089,506
Corporate Bond........................................................$454,347          $489,512          $507,794

     During the last three fiscal years, Fleet waived advisory fees as follows:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond.......................................................$121,931         $142,191          $171,035
Intermediate Government Income........................................$608,798         $575,603          $558,241
High Quality Bond.....................................................$561,640         $470,821          $396,183
Corporate Bond........................................................$165,517         $178,004          $184,653


 During the last three fiscal years, Fleet reimbursed expenses as follows:



                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond........................................................  $0              $111             $2,300
Intermediate Government Income.........................................  $0               $0                $0
High Quality Bond......................................................  $0               $0              $28,489
Corporate Bond.........................................................  $0               $0                $0


     The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

                                  ADMINISTRATOR


     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.


     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the

Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective September 10, 1998:

         COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
         ---------------------------------           -----------
         Up to $2.5 billion..........................   0.090%
         From $2.5 to $5 billion.....................   0.085%
         From $5 to $12 billion......................   0.075%
         From $12 to $15 billion.....................   0.065%
         From $15 to $18 billion.....................   0.060%
         Over $18 billion............................  0.0575%


     Prior to September 10, 1998, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following annual rates:


         COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
         ---------------------------------           -----------
         Up to $2.5 billion..........................   0.090%
         From $2.5 to $5 billion.....................   0.085%
         Over $5 billion.............................   0.075%

PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.


     From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds. For the fiscal year ended October 31, 1999, PFPC received administration fees at the effective annual rate of 0.08% of each Fund's average daily net assets. During the last three fiscal years, PFPC received administration fees as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond.........................................................$45,886          $57,228          $69,851
Intermediate Government Income.........................................$229,022         $231,595         $227,963
High Quality Bond......................................................$211,269         $189,406         $161,732
Corporate Bond..........................................................$61,835          $71,640          $75,411




     Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon approval of Galaxy's Board of Trustees.

                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Short-Term Bond and Corporate Bond Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

     PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.


     Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank will be paid $21.00 per year for each defined contribution plan participant sub-account. For the fiscal year ended October 31, 1999, Fleet Bank received $431,312 from the Funds for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of the Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.



                                    EXPENSES

     Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 1999, the Short Term Bond Fund held securities of Associates Corp. of North America with a value of $975 and securities of Chase Manhattan with a value of $6,805,000; the Intermediate Government Income Fund held securities of Chase Manhattan Auto Owner Trust with a value of $2,884,205 and of Chase Manhattan with a value of $387,000; the Corporate Bond Fund held securities of Goldman Sachs Group with a value of $247,650 and securities of Chase Manhattan with a value of $757,000; and the High Quality Bond Fund held securities of Associates Corp. of North America with an aggregate value of $4,030,000, of Goldman Sachs Group with a value of $1,109,663, of Chase Manhattan Auto Owner Trust with a value of $2,211,224 and of Chase Manhattan with a value of $4,220,000. Associates Corp. of North America, Chase Manhattan, and the Goldman Sachs Group are considered to be "regular brokers or dealers" of Galaxy.


     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN


     Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PDI; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.


     Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 1999, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.


     Each Servicing Agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.


     During the last three fiscal years, Galaxy made payments to Service Organizations (net of expense reimbursements) with respect to Retail A Shares as shown in the table below:



                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond.......................................................$37,626           $41,334          $43,131
Intermediate Government Income........................................$87,475           $97,753         $102,805
High Quality Bond(1)..................................................$59,319           $52,525          $35,749


(1) For the fiscal year ended October 31, 1999, Fleet and its affiliates reimbursed fees of $6,771 with respect to the High Quality Bond Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay (a) PDI or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares;
(iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.


     Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to each such Fund's outstanding Retail B Shares, and (ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .15% and .15%, respectively, of the average daily net assets attributable to each such Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


     During the last three fiscal years, Retail B Shares of the Funds paid the following distribution fees under the 12b-1 Plan:


                                                                             FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                            1999         1998         1997
----                                                                            ----         ----         ----
Short-Term Bond..............................................                   $5,699       $6,185       $3,443
Intermediate Government Income...............................                   $3,865       $   *        $   *
High Quality Bond............................................                   $43,211      $22,171      $7,645


* Retail B Shares were not offered during the period.


     During the last three fiscal years, Retail B Shares of the Funds paid the following shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan:



                                                                            FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                            1999(1)      1998         1997
----                                                                            -------      ----         ----
Short-Term Bond..............................................                   $415         $1,427       $788
Intermediate Government Income...............................                   $   --       $   *        $   *
High Quality Bond............................................                   $3,218       $5,116       $1,729


* Retail B Shares were not offered during the period.


(1) For the fiscal year ended October 31, 1999, Fleet and its affiliates reimbursed shareholder servicing fees of $786 for the Short-Term Bond Fund, $875 for the Intermediate Government Income Fund and $5,766 for the High Quality Bond Fund.

All amounts paid under the 12b-1 Plan for these periods were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by PDI or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

     PDI serves as Galaxy's distributor. PDI is a registered broker-dealer with principal offices located at Four Falls Corporate Center, 6th floor, West Conshohocken, Pennsylvania 19428-2961. Jane Haegele is the sole shareholder of PDI.


     Unless otherwise terminated, the Distribution Agreement between Galaxy and PDI remains in effect until November 30, 2000, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


     PDI is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds as described in the applicable Prospectus and this Statement of Additional Information.


     Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charges on the sale of Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds. During the last three fiscal years, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:



                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond.......................................................$17,651           $32,006          $15,074
Intermediate Government Income........................................$56,921           $46,625          $28,979
High Quality Bond.....................................................$84,657           $95,494          $43,211


FD Distributors retained none of the amounts shown in the table above.

     PDI is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. During the last three fiscal years, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows:



                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Short-Term Bond........................................................$7,495           $2,849            $3,662
Intermediate Government Income.........................................$2,953              *                *
High Quality Bond.....................................................$47,278           $9,250            $5,970

-----------------

*      Retail B Shares were not offered during the period.

FD Distributors retained none of the amounts shown in the table above.


     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1999:


                                 Net                               Brokerage Commissions
                             Underwriting         Compensation On      in Connection
                            Discounts and         Redemption and        With Fund                      Other
Fund                       Commissions(1)          Repurchase(2)       Transactions               Compensation(3)
----                       --------------          -------------       ------------               ---------------
Short-Term                     $25,146                $7,495                    $0                   $44,710
  Bond

Intermediate                   $59,874                $2,953                    $0                   $91,593
  Government
  Income

High Quality                  $131,935               $47,278                    $0                  $111,490
  Bond

Corporate Bond                   N/A                    N/A                     $0                    N/A


----------------------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1999, which includes fees accrued in the fiscal year ended October 31, 1998 which were paid in 1999 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                    AUDITORS


     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP. For the respective fiscal years and periods prior to October 31, 1999, the financial highlights for the Funds included in the Prospectuses and the financial statements for such years and periods contained in the Annual Report were audited by PricewaterhouseCoopers LLP, Galaxy's former auditors.



                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                        PERFORMANCE AND YIELD INFORMATION

     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

     The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:
                                         6
                    YIELD = 2[(a-b)/cd+1)  - 1]


Where:

                    a    = dividends and interest earned by a Fund during the
                           period;

                    b    = expenses accrued for the period (net of
                           reimbursements);

                    c    = average daily number of shares outstanding during the
                           period, entitled to receive dividends; and
                    d    = maximum offering price per share on the last day of
                           the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yields for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds for the 30-day period ended October 31, 1999 were as set forth below:



FUND                                                                  RETAIL A         RETAIL B           TRUST
----                                                                  --------         --------           -----
Short-Term Bond........................................................4.96%             4.34%            5.31%
Intermediate Government Income.........................................5.38%             4.82%            5.76%
High Quality Bond......................................................5.41%             5.00%            5.76%
Corporate Bond.........................................................  *                 *              5.85%

----------------------
*    The Corporate Bond Fund does not offer Retail A Shares or Retail B Shares.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                                   1/n
                                    T = [(ERV/P)-1]


                Where: T = average annual total return;

                    ERV  = ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                    P    = hypothetical initial payment of $1,000; and

                    n    = period covered by the computation, expressed in
                           years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


         Aggregate Total Return =   [(ERV/P) - l]


     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

     The aggregate total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds from the date of initial public offering to October 31, 1999 are set forth below:


FUND                                                                  RETAIL A         RETAIL B           TRUST
----                                                                  --------         --------           -----
Short-Term Bond......................................................41.64%(1)         13.35%(2)        48.88%(1)
Intermediate Government Income.......................................100.46%(3)        -6.47%(4)       110.38%(3)
High Quality Bond.....................................................77.62%(5)        13.62%(2)        86.02%(5)
Corporate Bond.........................................................  *                 *            38.96%(6)

----------------------
*    The Corporate Bond Fund does not offer Retail A Shares or Retail B Shares.

(1) For the period from December 30, 1991 (initial public offering date) through October 31, 1999.




(2) For the period from March 4, 1996 (initial public offering date) through October 31, 1999.




(3) For the period from September 1, 1988 (initial public offering date) through October 31, 1999.


(4) For the period November 1, 1998 (initial public offering date) through October 31, 1999.

(5) For the period from December 14, 1990 (initial public offering date) through October 31, 1999.
(6) For the period from December 12, 1994 (initial public offering date) through October 31, 1999.

     The average annual total returns for Retail A Shares, Retail B Shares and Trust Shares (as applicable) of the Funds for the one-year, five-year and ten-year periods (as applicable) are as set forth below:


                                       RETAIL A                      RETAIL B                       TRUST
FUND                         ONE-YEAR  FIVE-YEAR TEN-YEAR  ONE-YEAR  FIVE-YEAR TEN-YEAR  ONE-YEAR  FIVE-YEAR TEN-YEAR
----                         --------  --------- --------  --------  --------- --------  --------  --------- --------
Short-Term Bond............    1.38%    4.85%      N/A      3.17%      N/A       N/A      2.67%     5.89%      N/A
Intermediate
Government Income..........    4.83%    5.45%     5.76%     6.47%      N/A       N/A      -0.86%    6.56%     6.27%
High Quality Bond..........    6.34%    6.68%     N/A       7.82%      N/A       N/A      -2.52%    7.66%      N/A
Corporate Bond.............     *         *         *         *         *         *       -0.82%     N/A       N/A

----------------------

*    The Corporate Bond Fund does not offer Retail A Shares or Retail B Shares.

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares and Prime B Shares of the Funds.

     The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

     The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

     The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.


                                  MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

        As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.71%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.83%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (94.67%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (90.51%); Luitpold Pharmaceuticals Inc., Kirk Sobecki, CFO, ATTN: Harold Noviello, One Luitpold Drive, Shirley, NY 11967 (6.28%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (78.09%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.16%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.11%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (69.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (16.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (14.06%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (52.62%); International Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (43.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.80%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.94%); Growth & Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (76.51%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (19.76%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (93.31%); Gales & Co., Fleet Investment Services, Mutual Funds Unit --NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.97%); Small Company Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (63.45%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.75%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.32%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (17.96%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (48.81%); Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (97.52%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (25.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.94%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (38.13%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (60.55%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.74%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (46.26%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (20.25%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.27%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.39%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (71.43%); Gales Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (23.98%) Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (44.64%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (45.38%); Bob & Co., c/o Bank of Boston, Attn: Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (8.09%); Corporate Bond Fund - Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (42.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.79%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (15.43%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.24%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (67.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.44%); Bob & Co., c/o Bank of Boston, ATTN:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (13.20%); New
Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (51.12%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (34.02%); Bob & Co., c/o Bank of Boston, ATTN: Mutual Fund Dept. 45-02-06, P.O. Box 1805, Boston, MA 02105-1809 (14.56%).


         As of February 9, 2000, the name address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: U.S. Treasury Money Market Fund -- U. S. Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004 (10.38%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (59.39%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (50.11%); International Equity Fund -- Charles Schwab & Co., Inc., Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.98%); Tax-Exempt Bond Fund -- Danny Schulman, 9 Corn Mill Ct., Upper Saddle River, NJ 07458-1232 (8.20%); Connecticut Municipal Bond Fund -- Marle Luida Carcangiu, Juan Rosai Ulma CT, 36 Beach Ave., Milford, CT 06460 (5.77%); Massachusetts Municipal Bond Fund -- Al Lodice, 63 Winter St., Lexington, MA 02420-1209 (6.08%); Rhode Island Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (35.52%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02862-1208 (7.51%); Bob & Co., c/o Bank of Boston, Attn:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (20.01%); New
York Municipal Bond Fund -- Marilyn J. Brantley, 5954 Van Allen Road, Belfast, NY 14711-8750 (10.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#978-61025-18, Lipco Action Electric J.V., Anthony Spina-President, 19-55 37th Street, Astoria, NY 11105-1118 (6.65%); New Jersey Municipal Bond Fund -- Serena W. Peng, 70 Chelsea, Watchung, NJ 07060-6424 (79.60%); William Minnaard, 50 Rock Road Unit A6, Hawthorne, NJ 07506-1570 (6.25%).


         As of February 9, 2000, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Ralph V. Luciano & Claire E. Luciano JTWROS, 8651 Ethans Glen Terrace, Jacksonville, FL 32256-9072 (5.20%); Steven R. Schwartz, 2393 Lake Elmo Ave. N, Lake Elmo, MN 55042-8407 (5.89%); Wylie O'Brien, 69 Edgewood Ave., Haverhill, MA 01832-2909 (5.36%); Strategic Equity Fund -- Betsey Tan, 7 Donovan's Lane, Natick, MA 01760-3615 (7.18%); Intermediate Government Income Fund -- Adriana Vita, 345 Park Ave., New York, NY 10154 (7.71%); Short-Term Bond Fund -- Chelsea Police Relief Assoc., John R. Phillips, Treas. & Michael McCona, Clerk, 180 Crescent Avenue, Chelsea, MA 02150-3017 (15.08%); Josua Colon Cust, Hazel Colon UGMA CT, 400 Lasalle Street, New Britan, CT 06051-1316 (8.41%); Elizabeth Mugar, 10 Chestnut St., Apt. 1808, Springfield, MA 01103-1709 (8.04%); Tax-Exempt Bond Fund -- David Fendler, Sylvia Fendler JTWROS, 72 Brinkerhoff Ave., Stamford, CT 06905-3203 (7.93%); Frances E. Stady, P.O. Box 433, 3176 Main St., Yorkshire, NY 14173-0433 (6.19%); U.S. Clearing Corp., FBO#978-02869-11, Carol Guy & Ali E.
Guy, 14 Thomas St., Scarsdale, NY 10583-1031 (5.20%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime A Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities, Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (49.88%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-697238-17, Sara Mallow, 6415 NW 24th Street, Boca Raton, FL 33439-4320 (26.03%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#120-97689-18, Yook Y. Doo, 46-34 Robinson St., Flushing, NY 11355-3445 (8.66%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#021-90471-15, Mabel L. Bowman, 35634 Meyers Ct., Fremont, CA 94536-2540 (6.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#143-27206-11, Mary V. Mastroianni & Pasqual Mastroianni JT Ten, 1811 Randolph Road, Schenectady, NY 12308-2021 (5.33%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#125-98055-11, Albert F. Twanmo, 6508 81st Street, Cabin John, MD 20818-1203 (80.62%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#136-99157-13, Jon-Paul Dadaian, Roth IRA Account, 178 Clarken Drive, West Orange, NJ 07052-3441 (14.83%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#160-27022-17, Linda Shaw, Trustee for the Linda J. Shaw Trust, 920 Meadows Road, Geneva, IL 60134-3052 (35.29%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#113-27816-16, Pamela M. Fain, 68 Oak Ridge Drive, Bethany, CT 06524-3118 (28.59%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (23.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-80060-19, Saint Clare School Endowment Fund, Attn: Fr. O'Shea, Andrew J. Houvouras &/or Bruce Blatman, 821 Prosperity Farms Road, No. Palm Beach, FL 33406-4299 (6.20%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97697-11, Ray Wayne Prince, 11010 Stephens Road, Berlin Heights, OH 44814-9673 (22.65%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#170-29789-15, Nicholas G. Roselli & Nicholas A. Roselli JT WROS, 315 Southampton Road, Westfield, MA 01085-1360 (7.45%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (14.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-97238-17, Sara Mallow, IRA Account, 6415 NW 24th Street, Boca Raton, FL 33434-4320 (22.83%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98586-13, Pamela Ann Radamaker, 1001 Trainway Blvd. NE, Albuquerque, NM 87112-6280 (13.12%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-97099-17, James Kenneth Winter, IRA Rollover Account, 28 South Fork Cove, Senatobia, MS 38668-6329 (5.26%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (28.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#150-98301-11, N. Clifford Nelson Jr., 58 Middlebury Road, Orchard Park, NY 14127-3581 (18.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-60254-19, Frederick W. Geissinger, 601 NW 2nd Street, Evansville, IN 47708-1013 (17.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-97564-14, Thomas X. McKenna, 170 Turtle Creek Drive, Tequesta, FL 33469-1547 (12.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31296-18, Edward U. Roddy III, 109 Angler Avenue, Palm Beach, FL 33480-3101 (8.82%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#165-26664-29, Special Risk Underwriters, P.O. Box 54699, Phoenix, AZ 85078-4699 (5.66%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-30971-12, Doris G. Schack, FBO-Doris G. Schack Living Trust, 9161 East Evans, Scottsdale, AZ 85260-7575 (71.89%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-02964-11, Jane L. Grayhurst, 770 Boylston St., Apt. 10-G, Boston, MA 02199-7709 (15.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#132-90090-11, Virginia Holmes,
303 Bella Vista Drive, Ithaca, NY 14850-5774 (12.21%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime B Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfeld, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (19.75%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-31108-13, Frank Catanho, Trustee of the Frank Catanho 1996 Trust dated 10/22/96, 24297 Mission Blvd., Hayward, CA 94544-1020 (12.76%); U.S.
Clearing, A Division of Fleet Securities Inc., FBO#183-97247-11, W.P. Fleming, 66500 E. 253rd, Grove, OK 74344-6163 (5.87%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#024-90318-16, Lynn C. Sherrie, IRA Rollover, P.O. Box 316, Wilson, NY 14172-0316 (12.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-00085-18, Walter M. Swiecicki & Cathleen Swiecicki JTWROS, 119 Old Beekman Road, Monmouth Junction, NJ 08852-3114 (10.69%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-59241-17, Church & Friary of St. Francis of Assisi, c/o Fr. Ronald P. Stark, OFM, 165 West 31st St., New York, NY 10001-3405 (80.25%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97497-13, Martin Allen Sante, 8858 Moanalua Way, Diamondhead, MS 39525-3760 (28.95%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31744-16, Irwin Luftig & Elaine Luftig, 6119 Bear Creek Ct., Lake Worth, FL 33467-6812 (19.09%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29019-15, Walter W. Quan, 2617 Skyline Drive, Lorain, OH 44053-2243 (15.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#014-90365-19, Peter Burr Bickford, 65 A. Lazell Street, Hingham, MA 02043-4403 (7.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#108-000116-10, Michael Kennedy & Carleen Kennedy JTWROS, 12 Walton Avenue, Locust Valley, NY 11560-1227 (5.83%); U.S. Clearing Corp., FBO#148-28677-18, Linda M. Berke & Michael E. Berke JTTEN, 30941 Westwood Rd., Farmington Hills, MI 48331-1466 (16.24%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#138-97818-14, Carol Y. Foster, 524 Marie Avenue, Blountstown, FL 32424-1218 (9.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-92974-11, Ann E. Herzog, 74 Tacoma Street, Staten Island, NY 10304-4222 (9.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98559-16, Ann P. Sargent, 422 Los Encinos Avenue, San Jose, CA 95134-1336 (6.26%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-97970-19, Alicia E. Schober, 10139 Ridgeway Drive, Cupertino, CA 95014-2658 (6.07%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-14889-16, Paul R. Thornton & Karin Z. Thornton, JTTEN, 1207 Oak Glen Lane, Sugarland, TX 77479-6175 (5.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29049-19, Randall Prince, Rt. 1, Box 865, Turtletown, TN 37391-9700 (5.93%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97574-19, Ray William Mominey, 1340 San Cristobal Villa, Punta Gorda, FL 33983-6618 (16.77%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfield, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (10.68%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#107-30623-15, Andrejs Zvejnieks, 2337 Christopher Walk, Atlanta, GA 30327-1110 (7.24%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#180-98472-11, Rufus O. Eddins, Jr., IRA Rollover, 360 Dominion Circle, Knoxville, TN 37922-2750 (5.63%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-97250-13, Michael A. Veschi, 106 Exmoor Court, Leesburg, VA 20176-2049 (5.41%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#200-70099-19, Neil C. Feldman, 41 Windham Way, Englishtown, NJ 07726-8216 (27.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#119-97697-10, Ira Zornberg, 4219 Nautilus Avenue, Brooklyn, NY 11224-1019 (11.23%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-03576-19, Louise Brown & Sandra Fontaine JTTEN, 172 High Street, Woonsocket, RI 02895-4311 (5.00%); U.S. Clearing, A Division of Fleet Securities Inc., FBO# 147-24459-13, Jay Robert Klein, 26800 Amhearst Circle #209, Cleveland, OH 44122-7572 (11.06%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-93287-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (8.02%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-68909-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (10.57%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#157-98031-13, Patricia Fusco, 112 E. Chapel Avenue, Cherry Hill, NJ 08034-1204 (7.17%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#238-97175-19, Marie Gottfried, Rollover IRA Account, 10208 Andover Coach Circle H-2, Lake Worth, FL 33467-8158 (5.31%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Stable Asset Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.36%); Silverstream Software Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.13%); U.S. Treasury Money Market Fund -- Loring Walcott Client Sweep Account, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (21.63%); Equity Value Fund -- Fleet Savings Plus- Equity Value, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.00%); Equity Growth Fund -- Fleet Savings - Equity Growth, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (23.00%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.91%); International Equity Fund -- FFG International Equity Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.24%); Fleet Savings Plus - Intl. Equity, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (10.45%); Intermediate Government Income Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.45%); Strategic Equity Fund -- FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main Street, Rochester, NY 14638 (93.85%); High Quality Bond Fund -- Fleet Savings Plus Plan
- HQ Bond, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (18.49%); Short-Term Bond Fund -- Witicox & Gibbs Retirement Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.14%); Asset Allocation Fund -- Fleet Savings Plus - Asset Allocation, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (26.66%); Small Company Equity Fund -- Fleet Savings Plus - Small Company, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (32.64%); Tax-Exempt Bond Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./ Gales & Co., 159 East Main Street, Rochester, NY 14638 (35.99%); Corporate Bond Fund -- Cole Hersee Pension Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (7.92%); Growth and Income Fund -- Fleet Savings Plus - Growth Income, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (43.28%); Crompton & Knowles IARP, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (9.55%); Small Cap Value Fund -- FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.80%); Institutional Government Fund -- Duncanson & Holt Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.42%); New Jersey Municipal Bond Fund -- Perillo Tours, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (22.20%); Royal Chambord IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.10%); McKee Wendell A. Martial Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.02%); Varco Inc. IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.55%); Terry, Julia Lee Inv. Adv., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.22%); Tieman Diane V IA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.04%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of Galaxy's Prime Reserves, Government Reserves, Tax-Exempt Reserves, Large Company Index, U.S. Treasury Index and Municipal Index Funds were as follows: Prime Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Government Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Tax-Exempt Reserves -- U.S. Clearing, 26 Broadway, New York, NY (100%); Large Company Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.42%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.17%); U.S. Treasury Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.29%); Gales & Co., Fleet Investment Services, Rochester, NY 14638-0001 (15.35%); Municipal Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.96%); Bob & Co., c/o Bank of Boston,
Attn: Mutual Funds Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (18.08%); U.S. Clearing Corp., FBO#979-11223-11, Steven Starker, 7 Flagler Drive, Rye, NY 10580-1951 (5.18%).


         As of February 9, 2000, the following Galaxy investment portfolios had no single person or entity own beneficially more than 5% of the portfolios' outstanding Trust Shares: Equity Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Money Market Fund, Government Money Fund and the Tax-Exempt Money Market Fund.

                              FINANCIAL STATEMENTS


     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Report for the Funds for prior periods were audited by PricewaterhouseCoopers LLP, Galaxy's former independent auditors. The report of PricewaterhouseCoopers LLP dated December 23, 1998 on the Funds' financial statements included in the Funds' Annual Report to the Shareholders for the fiscal year ended October 31, 1998, is also incorporated herein by reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

          A Standard & Poor's commercial paper rating is a current opinion of credit worthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

          "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

          The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

          Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's note rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

     As stated above, the Funds may enter into interest rate futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.



     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.


     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.


     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.




     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.


II.  MARGIN PAYMENTS


     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.


III.     RISKS OF TRANSACTIONS IN FUTURES CONTRACTS


     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.


     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 29, 2000


GALAXY TAX-EXEMPT BOND FUND

RETAIL A SHARES, RETAIL B SHARES AND
TRUST SHARES

GALAXY NEW JERSEY MUNICIPAL BOND FUND
GALAXY NEW YORK MUNICIPAL BOND FUND
GALAXY CONNECTICUT MUNICIPAL BOND FUND
GALAXY MASSACHUSETTS MUNICIPAL BOND FUND
GALAXY RHODE ISLAND MUNICIPAL BOND FUND

RETAIL A SHARES AND TRUST SHARES


         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Report to Shareholders dated October 31, 1999 (the "Annual Report"), may be obtained, without charge by writing:


The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES


- Prospectus for Retail A Shares of the Funds and Retail B Shares of the Tax-Exempt Bond Fund dated February 29, 2000
-    Prospectus for Trust Shares of the Funds dated February 29, 2000



     The financial statements included in the Annual Report and the report of Ernst & Young LLP, The Galaxy Funds' independent auditors, on the financial statements for the fiscal year ended October 31, 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, The Galaxy Funds' former independent auditors, dated December 23, 1998 on the financial statements included in The

Galaxy Funds' Annual Report to Shareholders for the fiscal year ended October 31, 1998 is also incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS


                                                                                                               PAGE
GENERAL INFORMATION..............................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.............................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS........................................................................4
         Tax-Exempt Bond Fund....................................................................................4
         New Jersey Municipal Bond Fund..........................................................................4
         New York Municipal Bond Fund............................................................................5
         Connecticut Municipal Bond Fund.........................................................................5
         Massachusetts Municipal Bond Fund.......................................................................6
         Rhode Island Municipal Bond Fund........................................................................7
         Special Considerations and Risks........................................................................7
         Investment Quality......................................................................................7
         General Risk Consideration..............................................................................8
         Other Investment Policies and Risk Considerations.......................................................9
         Variable and Floating Rate Obligations..................................................................9
         U.S. Government Obligations and Money Market Instruments................................................9
         Municipal Securities...................................................................................11
         Stand-by Commitments...................................................................................12
         Private Activity Bonds.................................................................................13
         Repurchase and Reverse Repurchase Agreements...........................................................13
         Securities Lending.....................................................................................14
         Investment Company Securities..........................................................................15
         Custodial Receipts and Certificates of Participation...................................................15
         Derivative Securities..................................................................................15
         When-Issued, Forward Commitment and Delayed Settlement Transactions....................................17
         Asset-Backed Securities................................................................................18
         Mortgage-Backed Securities.............................................................................19
         Guaranteed Investment Contracts........................................................................19
         Bank Investment Contracts..............................................................................20
         Special Considerations Relating to New Jersey Municipal Securities.....................................20
         Special Considerations Relating to New York Municipal Securities.......................................23
         Special Considerations Relating to Connecticut Municipal Securities....................................33
         Portfolio Turnover.....................................................................................36
INVESTMENT LIMITATIONS..........................................................................................36
VALUATION OF PORTFOLIO SECURITIES...............................................................................38
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..................................................................39
         Purchases Of Retail A Shares And Retail B Shares.......................................................39
         General................................................................................................39
         Customers of Institutions..............................................................................40
         Applicable Sales Charge -- Retail A Shares.............................................................40
         Computation of Offering Price - Retail A Shares........................................................41
         Quantity Discounts.....................................................................................42

                                      -i-


                                TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                                               PAGE
         Applicable Sales Charge - Retail B Shares..............................................................45
         Characteristics of Retail A Shares and Retail B Shares.................................................46
         Factors to Consider When Selecting Retail A Shares or Retail B Shares..................................46
         Purchases of Trust Shares..............................................................................47
         Other Purchase Information.............................................................................48
         Redemption of Retail A Shares, Retail B Shares and Trust Shares........................................48
INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES.........................................................48
         Exchange Privilege.....................................................................................48
         Retirement Plans.......................................................................................49
         Automatic Investment Program and Systematic Withdrawal Plan............................................50
         Payroll Deduction Program..............................................................................51
         College Investment Program.............................................................................51
         Direct Deposit Program.................................................................................51
TAXES...........................................................................................................51
         State and Local........................................................................................52
         Miscellaneous..........................................................................................55
TRUSTEES AND OFFICERS...........................................................................................55
         Shareholder and Trustee Liability......................................................................58
INVESTMENT ADVISER..............................................................................................59
ADMINISTRATOR...................................................................................................61
CUSTODIAN AND TRANSFER AGENT....................................................................................62
EXPENSES........................................................................................................63
PORTFOLIO TRANSACTIONS..........................................................................................63
SHAREHOLDER SERVICES PLAN.......................................................................................64
DISTRIBUTION AND SERVICES PLAN..................................................................................66
DISTRIBUTOR.....................................................................................................67
AUDITORS........................................................................................................70
COUNSEL.........................................................................................................70
PERFORMANCE AND YIELD INFORMATION...............................................................................71
         Tax Equivalency Tables - New Jersey Municipal Bond and New York Municipal Bond Funds...................74
         Tax Equivalency Tables - Connecticut Municipal Bond, Massachusetts Municipal
         Bond and Rhode Island Municipal Bond Funds.............................................................80
PERFORMANCE REPORTING...........................................................................................81
MISCELLANEOUS...................................................................................................82
FINANCIAL STATEMENTS............................................................................................84
APPENDIX A.....................................................................................................A-1
APPENDIX B.....................................................................................................B-1

                               GENERAL INFORMATION


         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Trust Shares and Retail A Shares of the six Funds listed on the cover page and Retail B Shares of the Tax-Exempt Bond Fund. The Tax-Exempt Bond Fund also offers Prime A Shares and Prime B Shares, which are described in a separate statement of additional information and related prospectus. The Rhode Island Municipal Bond Fund also offers BKB Shares, which are described in a separate prospectus and statement of additional information. As of the date of this Statement of Additional Information, Trust Shares of the Rhode Island Municipal Bond Fund were not being offered to investors. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.



         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.



                      DESCRIPTION OF GALAXY AND ITS SHARES


         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-nine investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.


         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class M - Series 1 shares (Trust Shares), Class M - Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B Shares), Class M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class O - Series 1 shares (Trust Shares) and Class O - Series 2 shares (Retail A Shares), each series representing interests in the New York Municipal Bond Fund; Class P - Series 1 shares (Trust Shares) and Class P - Series 2 shares (Retail A Shares), each series representing interests in the Connecticut Municipal Bond Fund; Class Q - Series 1 shares (Trust Shares) and Class Q - Series 2 shares (Retail A Shares), each series representing interests in the Massachusetts Municipal Bond Fund; Class R
- Series 1 shares (Trust Shares), Class R - Series 2 shares (Retail A Shares) and Class R - Series 3 shares (BKB Shares), each series representing interests in the Rhode Island Municipal Bond Fund; and Class Y - Series 1 shares (Trust Shares) and Class Y - Series 2 shares (Retail A Shares), each series representing interests in the New Jersey Municipal Bond Fund. The Tax-Exempt Bond Fund is classified as a diversified company and the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the Investment Company Act of 1940, as amended (the "1940 Act").


         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.


         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and Distribution and Services Plan" below.


         In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation, based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.


         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.


         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS


         Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectuses may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Bond Fund," "New Jersey Municipal Bond Fund," "New York Municipal Bond Fund," "Connecticut Municipal Bond Fund," "Massachusetts Municipal Bond Fund" and "Rhode Island Municipal Bond Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.


TAX-EXEMPT BOND FUND


         As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax ("Municipal Securities"), primarily bonds (at least 65% under normal market conditions).


         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

NEW JERSEY MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New Jersey Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities. The Fund expects that except during temporary defensive periods or when, in Fleet's opinion, suitable obligations are unavailable for investment, at least 65% of the Fund's total assets will be invested in Municipal Securities issued by or on behalf of the State of New Jersey, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and New Jersey personal income taxes ("New Jersey Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New Jersey Municipal Securities" below for a discussion of certain risks in investing in New Jersey Municipal Securities. Dividends derived from interest on Municipal Securities other than New Jersey Municipal Securities will generally be exempt from regular federal income tax but may be subject to New Jersey personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New Jersey Municipal Bond Fund.

NEW YORK MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the New York Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of New York, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal, New York State and New York City personal income taxes ("New York Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to New York Municipal Securities" below for a discussion of certain risks in investing in New York Municipal Securities. Dividends derived from interest on Municipal Securities other than New York Municipal Securities will generally be exempt from regular federal income tax but may be subject to New York State and New York City personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the New York Municipal Bond Fund.

 CONNECTICUT MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Connecticut Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Connecticut, its political sub-divisions, or any public instrumentality, state or local authority, district or similar public entity created under the laws of Connecticut and certain other governmental issuers such as Puerto Rico, the interest on which is, in the opinion of qualified legal counsel, exempt from federal income tax and from Connecticut personal income tax by virtue of federal law ("Connecticut Municipal Securities"). See "Other Investment Policies and Risk Considerations - Special Considerations Relating to Connecticut Municipal Securities" below, for a discussion of certain risks in investing in Connecticut Municipal Securities. Dividends derived from interest on

Municipal Securities other than Connecticut Municipal Securities will generally be exempt from regular federal income tax but may be subject to Connecticut personal income tax. See "Taxes" below.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Connecticut Municipal Bond Fund.

MASSACHUSETTS MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Massachusetts Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the Commonwealth of Massachusetts, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Massachusetts personal income taxes ("Massachusetts Municipal Securities"). Dividends derived from interest on Municipal Securities other than Massachusetts Municipal Securities will generally be exempt from regular federal income tax but may be subject to Massachusetts personal income tax. See "Taxes" below.

         The Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Massachusetts Municipal Bond Fund.

RHODE ISLAND MUNICIPAL BOND FUND

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Rhode Island Municipal Bond Fund will invest, except during temporary defensive periods, at least 80% of its total assets in Municipal Securities, primarily in Municipal Securities issued by or on behalf of the State of Rhode Island, its political sub-divisions, authorities, agencies, instrumentalities and corporations, and certain other governmental issuers such as Puerto Rico, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal and Rhode Island personal income taxes ("Rhode Island Municipal Securities"). Dividends derived from interest on Municipal Securities other than Rhode Island Municipal Securities will generally be exempt from regular federal income tax but may be subject to Rhode Island personal income tax. See "Taxes" below.

         The Fund's ability to achieve its investment objective depends on the ability of issuers of Rhode Island Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Rhode Island Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Rhode Island and other factors specifically affecting the ability of issuers of Rhode Island Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Rhode Island and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Rhode Island Municipal Securities may be affected from time to time by economic, political and demographic conditions within Rhode Island. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Rhode Island Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Rhode Island or a particular locality. Any reduction in the actual or perceived ability of an issuer of Rhode Island Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the value of other Rhode Island Municipal Securities as well.

         See "Special Considerations and Risks" and "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Rhode Island Municipal Bond Fund.

                        SPECIAL CONSIDERATIONS AND RISKS

INVESTMENT QUALITY


         Municipal Securities purchased by the Funds will consist primarily of issues which are rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or unrated instruments determined by Fleet to be of comparable quality. Municipal Securities rated within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") are considered to be investment grade. Municipal Securities rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade Municipal Securities. Such Municipal Securities will be purchased (and retained) only when Fleet believes the issuers have an adequate capacity to pay interest and repay principal. If the ratings of a particular Municipal Security purchased by a Fund are subsequently downgraded below the four highest ratings categories assigned by S&P or Moody's, such factor will be considered by Fleet in its evaluation of the overall merits of that Municipal Security, but such ratings will not necessarily result in an automatic sale of the Municipal Security unless the Municipal Security, together with any other securities held by the Fund that are rated below investment grade, exceed 5% of the Fund's net assets. Under normal market and economic conditions, at least 65% of each Fund's total assets will be invested in Municipal Securities rated in the three highest rating categories assigned by S&P or Moody's. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.


GENERAL RISK CONSIDERATION

         Generally, the market value of fixed income securities, such as Municipal Securities, in the Funds can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Funds, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

         Although no Fund presently intends to do so on a regular basis, each Fund may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that a Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

         The New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds are classified as non-diversified companies under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives may be.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

VARIABLE AND FLOATING RATE OBLIGATIONS

         The Funds may purchase variable and floating rate instruments. If such an instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

         In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS


         The Funds may, in accordance with their investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in money market instruments, including but not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.


         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years.

Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase.

         Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

MUNICIPAL SECURITIES

         Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

         The two principal classifications of Municipal Securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed.

         Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's and S&P, represent such NRSRO's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

         Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth for each Fund. See "Private Activity Bonds" below.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Funds and the liquidity and value of their respective portfolios. In such an event, each Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal Securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% (15% with respect to the New Jersey Municipal Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" below.

STAND-BY COMMITMENTS


         Each Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

         Each Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal conditions, will not exceed 20% of a Fund's total assets when added together with any taxable investments held by the Fund.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.


         Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet . No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% (15% with respect to the New Jersey Municipal Bond Fund) limit described in Investment Limitation No. 3 under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

         Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term money market instruments. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

         The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term Municipal Securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION


         Securities acquired by the Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Funds may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, a Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, each Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).


DERIVATIVE SECURITIES

         The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures and certain asset-backed and mortgage-backed securities.

         Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


         Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.


         FUTURES CONTRACTS. Each Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

         Each Fund may also enter into contracts for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

         The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

         Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions is contained in Appendix B to this Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.


         When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases and delayed settlements exceeded 25% of the value of its assets.


         When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a

Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.


ASSET-BACKED SECURITIES

         Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. A Fund will not invest more than 10% of its total assets in asset-backed securities.

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

         Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

         Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

GUARANTEED INVESTMENT CONTRACTS


         Each Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

         Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% (15% with respect to the New Jersey Municipal Bond Fund) limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

SPECIAL CONSIDERATIONS RELATING TO NEW JERSEY MUNICIPAL SECURITIES

         The New Jersey Municipal Bond Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New Jersey Municipal Securities to meet their continuing obligations for the payment of principal and interest. Since the Fund invests primarily in New Jersey Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New Jersey and other factors specifically affecting the ability of issuers of New Jersey Municipal Securities to meet their obligations.

         The State of New Jersey generally has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has experienced a downward trend in the last few years. New Jersey is a major recipient of federal assistance and, of all the states, is among the highest in the amount of federal aid received. Therefore, a decrease in federal financial assistance may adversely affect the financial condition of New Jersey and its political subdivisions and instrumentalities. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and the ability of New Jersey and its political subdivisions and instrumentalities to meet their financial obligations. In addition, New Jersey maintains a balanced budget which restricts total appropriation increases to only 5% annually with respect to any municipality or county. This balanced budget plan may adversely affect a particular municipality's or county's ability to repay its obligations.

         The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the Fund's portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The State has experienced a gradual economic recovery in the past five years. While unemployment in manufacturing has declined, employment gains have been recorded in business services, construction and retail sectors. Business investment expenditures and consumer spending have also increased substantially in the State as well as in the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the New Jersey Municipal Bond Fund may be immediately and substantially affected.



         Certain litigation is pending against the State in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure including as of August 1, 1999, suits relating to the following matters: (i) a coalition of churches and church leaders in Hudson County have filed suit asserting the State-owned Liberty State Park in Jersey City violates environmental standards; (ii) representatives of the trucking industry have filed a constitutional challenge to annual hazardous and solid waste licensure renewal fees; (iii) several suits have been filed against the State to compel the State to close the spending gap between poor urban school districts and wealthy rural school districts; (iv) a group of insurance companies has filed a constitutional challenge to the State's assessment of monies pursuant to the Fair Automobile Insurance Reform Act of 1990; (v) a class action consisting of prisoners with serious mental disorders has been filed against officers of the Department of Corrections, alleging sex discrimination, violation of the Americans with Disabilities Act of 1990, and constitutional violations; (vi) a class action brought in federal court challenging the State's method of determining the monthly needs of a spouse of an institutionalized person under the Medicare Catastrophic Act is now being appealed to the U.S. Supreme Court by the plaintiff; (vii) several suits have been filed against the State in Federal court alleging that the State committed securities fraud and environmental violations in the financing of a new Atlantic City highway and tunnel; (viii) a class action filed against the State alleging the State's breach of contract for not paying certain Medicare co-insurance and deductibles has been appealed by the plaintiff; (ix) an action has been filed challenging the State's issuance of bonds to fund the accrued liability in its pension funds under the Pension Bond Financing Act of 1997; (x) several cases have been filed by State hospitals with respect to Medicaid hospital reimbursement that challenge the State's compliance with Federal regulations and the correctness of reimbursement rates (this Chapter 11 case commenced when United Hospital closed and demanded that the bankruptcy court take jurisdiction of and decide certain Medicaid reimbursement matters pending in New Jersey administrative proceedings or the New Jersey appellate courts); (xi) several plaintiffs have filed a complaint seeking damages and injunctive relief on constitutional grounds on behalf of individuals who did not obtain an increase in welfare benefits under the "family cap" provisions of the State Work First New Jersey Act; (xii) several cases have been filed by various hospitals alleging the $10 per adjusted hospital admission charge is a "tax" as opposed to a "regulatory fee" and is in violation of the State's constitution; and (xiii) the owner of a resource recovery facility in South Camden who filed suit to have the County's solid waste process halted to clarify bid specifications has filed a motion for leave to appeal to the Supreme Court of New Jersey.


         Although the New Jersey Municipal Bond Fund generally intends to invest its assets primarily in New Jersey Municipal Securities rated within the four highest rating categories assigned by S&P or Moody's, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

         Although there can be no assurance that such conditions will continue, the State's general obligation bonds are currently rated "AA+" by S&P and "Aa1" by Moody's.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL SECURITIES


         Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the New York Municipal Bond Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated Municipal Securities issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.



         Some of the significant financial considerations relating to the New York Municipal Bond Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.


         STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis State financial plan, and an explanation of any changes from the previous State financial plan.


         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.


         In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including re-estimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association ("MMIA"), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The MMIA was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.


         The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.


         The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund ("TSRF"), $250 million in the Debt Reduction Reserve Fund ("DRRF"), $107 million in the Contingency Reserve Fund ("CRF"), and $200 million in the Community Projects Fund ("CPF"), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.

         Preliminary analysis by the Division of Budget ("DOB") indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. The DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.


         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of all Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.




         Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

         Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

         The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

         Significant statutory changes in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

         Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

         Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

         DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New

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York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

         Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31 percent from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baal. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

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         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

         LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the CLEAN WATER/CLEAN AIR BOND ACT OF 1996.

         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE V. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.

         The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New

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York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

         NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

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         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Bal, in November 1983 to Baa, in December 1985 to Baal, in May 1988 to A and again in February 1991 to Baal. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baal to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.


         On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base was projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.


         Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Finance

Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.




         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.


         The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.


         From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial


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

increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.


         YEAR 2000 COMPLIANCE. In April 1999, the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning. The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance.


SPECIAL CONSIDERATIONS RELATING TO CONNECTICUT MUNICIPAL SECURITIES


         The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.


         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

         Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State"). The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.09% of total non-agricultural employment in Connecticut in 1997. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantially adverse impact on Connecticut's economy.

         The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1989 to 1997, rising from $25,443 to $36,434. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.


         For the four fiscal years ended June 30, 1991, the General Fund experienced operating deficits but, for the eight fiscal years ended June 30, 1999, the General Fund recorded operating surpluses, based on Connecticut's budgetary method of accounting. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and projected surpluses of $64,400,000 and $4,800,000, respectively, for those years. As of August 31, 1999, the Comptroller estimated expenditures of $10,689,600,000 and a surplus of only $11,200,000 for the 1999-2000 fiscal year.
Connecticut's general obligation bonds are rated Aa3 by Moody's and AA by Fitch. On October 8, 1998, S&P upgraded its ratings of Connecticut's general obligations bonds from AA-to AA.


         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 1999, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000, of which $11,144,149,000 had been approved for issuance by the State Bond Commission and $9,625,537,000 had been issued. As of October 15, 1999, net State direct general obligation indebtedness outstanding was $6,890,968,000.


         In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $359,475,000 of which were outstanding on October 15, 1999.


         In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,154,900,000.


         In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.6 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specific motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.


         The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violated the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State; and (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients.


         As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

         The State's Department of Information Technology is reviewing the State's Year 2000 exposure and developing plans for modification or replacement of existing software that it believes will prevent significant operations problems. There is a risk that the plan will not be completed on time, that planned testing will not reveal all problems, or that systems of others on whom the State relies will not be timely updated. If the necessary remediations are not completed in a timely fashion, the Year 2000 problem may have a material impact on the operations of the State.


         General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

         In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

PORTFOLIO TURNOVER


         Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs.



                             INVESTMENT LIMITATIONS


         In addition to each Fund's investment objective as stated in its Prospectuses and the fundamental policies noted above, the following investment limitations are also matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").


         No Fund may:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

         3. Invest more than 10% (15% with respect to the New Jersey Municipal Bond Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         4. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

         5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         7. Purchase or sell real estate; except that each Fund may invest in Municipal Securities secured by real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

         8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Funds may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.

         9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

         10. Invest in companies for the purpose of exercising management or control.

         11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

         12. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         13. Purchase foreign securities, except that the Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

         In addition, the Tax-Exempt Bond Fund may not:

         14. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

         In addition, the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds may not:

         15. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 50% of the value of a Fund's total assets may be invested without regard to this 5% limitation, provided that no more than 25% of the value of a Fund's total assets are invested in the securities of any one issuer.

         With respect to Investment Limitation No. 2 above, each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.


         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



                        VALUATION OF PORTFOLIO SECURITIES

         The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428. PDI has agreed to use appropriate efforts to solicit all purchase orders.


         This Statement of Additional Information provides additional purchase and redemption information for Trust Shares and Retail A Shares of each Fund and Retail B Shares of the Tax-Exempt Bond Fund. Purchase and redemption information for Prime A Shares and Prime B Shares of the Tax-Exempt Bond Fund and BKB Shares of the Rhode Island Municipal Bond Fund are described in separate prospectuses and statements of additional information.



                PURCHASES OF RETAIL A SHARES AND RETAIL B SHARES


GENERAL

         Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Tax-Exempt Bond Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

         Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two with respect to the Tax-Exempt Bond Fund.


         PDI has established several procedures to enable different types of investors to purchase Retail A Shares of the Funds and Retail B Shares of the Tax-Exempt Bond Fund (collectively, "Retail Shares"). Retail Shares may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others. Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers on behalf of their customers. Purchases may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PDI on a Business Day in accordance with PDI's procedures.

CUSTOMERS OF INSTITUTIONS

         Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

APPLICABLE SALES CHARGE -- RETAIL A SHARES

         The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:


                                                           REALLOWANCE TO
                                                              DEALERS
                                                              -------
                                                             AS A % OF
                                                           OFFERING PRICE
AMOUNT OF TRANSACTION                                        PER SHARE
---------------------                                        ---------

Less than $50,000                                              3.25
$50,000 but less than $100,000                                 3.00
$100,000 but less than $250,000                                2.50
$250,000 but less than $500,000                                2.00
$500,000 and over                                              0.00

         The appropriate reallowance to dealers will be paid by PDI to broker-dealer organizations which have entered into agreements with PDI. The reallowance to dealers may be changed from time to time.


         Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of the Funds. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

         In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

         - purchases by directors, officers and employees of broker-dealers having agreements with PDI pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

         - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;


         - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families;


         - purchases by officers, directors, employees and retirees of PFPC Inc. and members of their immediate families;

         - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

         - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

         - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

         - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer; and


         - purchases prior to July 1, 1999 by former deposit customers of financial institutions (other than registered broker-dealers) acquired by FleetBoston Financial Corporation in February 1998.


COMPUTATION OF OFFERING PRICE - RETAIL A SHARES

         An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on October 31, 1999 and the maximum front-end sales charge of 3.75%, is as follows:

                                                                       New Jersey
                                               Tax-Exempt              Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------

Net Assets...............................      $25,704,197             $1,301,526

Outstanding Shares.......................      2,487,639               136,115

Net Asset Value Per Share................      $10.33                  $9.56

Sales Charge (3.75% of
the offering price)......................      $0.40                   $0.37

Offering Price to Public.................      $10.73                  $9.93

                                               New York                Connecticut
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------

Net Assets...............................      $41,343,124             $26,714,579

Outstanding Shares.......................      3,910,140               2,647,709

Net Asset Value Per Share................      $10.57                  $10.09

Sales Charge (3.75% of
the offering price)......................      $0.41                   $0.39

Offering Price to Public.................      $10.98                  $10.48

                                               Massachusetts           Rhode Island
                                               Municipal               Municipal
                                               Bond Fund               Bond Fund
                                               ---------               ---------

Net Assets...............................      $39,696,320             $19,833,264

Outstanding Shares.......................      4,066,820               1,914,494

Net Asset Value Per Share................      $9.76                   $10.36

Sales Charge (3.75% of
the offering price)......................      $0.38                   $0.40

Offering Price to Public.................      $10.14                  $10.76


QUANTITY DISCOUNTS

         Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

         In order to obtain quantity discount benefits, an investor must notify PDI at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact PDI or your financial institution.

         RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of:
(a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

         LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

         PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PDI's direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

         QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

         REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

         Investors wishing to exercise this Privilege must submit a written reinstatement request to PFPC as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

         Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the "wash sale" rules of the Internal Revenue Code of 1986, as amended (the "Code").

         GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                                                                                       REALLOWANCE
                                                                  TOTAL SALES CHARGE                   TO DEALERS
                                                       -------------------------------------           ----------
                                                         AS A % OF              AS A % OF               AS A % OF
NUMBER OF QUALIFIED                                    OFFERING PRICE        NET ASSET VALUE         OFFERING PRICE
GROUP MEMBERS                                            PER SHARE              PER SHARE               PER SHARE
---------------------                                    ---------              ---------               ---------
50,000 but less than 250,000....................            3.00                   3.09                   3.00
250,000 but less than 500,000...................            2.75                   2.83                   2.75
500,000 but less than 750,000...................            2.50                   2.56                   2.50
750,000 and over................................            2.00                   2.04                   2.00

         To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by PDI. To receive the group sales charge rate, group members must purchase Retail A Shares directly from PDI in accordance with any of the procedures described in the applicable Prospectus. Group members must also ensure that their qualified group affiliation is identified on the purchase application.

         A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. PDI may request periodic certification of group and member eligibility. PDI reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

APPLICABLE SALES CHARGE - RETAIL B SHARES

         The public offering price for Retail B Shares of the Tax-Exempt Bond Fund is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from PDI in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of the Fund. See "Applicable Sales Charge -- Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PDI, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of the Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by investors, provided the investor was the beneficial owner of shares of the Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs -- Retail A Shares and Retail B Shares -- Automatic Investment Program and Systematic Withdrawal Plan" below.

CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

         The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.


         Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Retail A Shares" and "Quantity Discounts" above. Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of the Fund's average daily net assets attributable to its Retail A Shares.



         Retail B Shares of the Tax-Exempt Bond Fund are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges -- Retail B Shares" above. Retail B Shares of the Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.


         Six years after purchase, Retail B Shares of the Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PDI to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

         Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge -- Retail B Shares") are also converted at the earlier of two dates -- six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

         Investors deciding whether to purchase Retail A Shares or Retail B Shares of the Tax-Exempt Bond Fund should consider whether, during the anticipated periods of their investments in the Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

         Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in the Fund than purchasers of Retail B Shares in the Fund.

         As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because the Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after the purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                            PURCHASES OF TRUST SHARES


         Trust Shares are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation, and to participants in employer-sponsored defined contribution plans (such institutions and plans referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PDI, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PDI on a Trust Business Day in accordance with the foregoing procedures.

                           OTHER PURCHASE INFORMATION



         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.


                 REDEMPTION OF RETAIL A SHARES, RETAIL B SHARES
                                AND TRUST SHARES


         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. Proceeds from the redemptions of Retail B Shares of the Tax-Exempt Bond Fund will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.





         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by a shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


             INVESTOR PROGRAMS - RETAIL A SHARES AND RETAIL B SHARES

         The following information supplements the description in the applicable Prospectus as to the various Investor Programs available to holders of Retail Shares of the Funds.

EXCHANGE PRIVILEGE

         The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet

Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the investor elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

         An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS

         Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:


         INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.



         KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.





         Detailed information concerning eligibility and other matters related to these plans and the form of application is available from PFPC (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.


AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by an investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to PFPC, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

PAYROLL DEDUCTION PROGRAM

         To be eligible for the Payroll Deduction Program, the payroll department of an investor's employer must have the capability to forward transactions directly through the ACH, or indirectly through a third party payroll processing company that has access to the ACH. An investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. An investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

COLLEGE INVESTMENT PROGRAM

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)).

DIRECT DEPOSIT PROGRAM

         Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

         Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code, and to invest all, or substantially all, of its assets in debt obligations the interest on which is exempt for federal income tax purposes, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For a Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

         The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

         Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

         An investment in a Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

STATE AND LOCAL

         Exempt-interest dividends and other distributions paid by the Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

         It is anticipated that substantially all dividends paid by the New Jersey Municipal Bond Fund will not be subject to New Jersey personal income tax. In accordance with the provisions of New Jersey law as currently in effect, distributions paid by a "qualified investment fund" will not be subject to the New Jersey personal income tax to the extent that the distributions are attributable to income received as interest or gain from New Jersey Municipal Securities (as defined above), or as interest or gain from direct U.S. Government obligations. Distributions by a "qualified investment fund" that are attributable to most other sources will be subject to the New Jersey personal income tax. Shares of the Fund are not subject to property taxation by New Jersey or its political subdivisions.

         The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, dividends and distributions from a "qualified investment fund" are included in the net income tax base for purposes of computing the Corporation Business Tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

         With respect to the New York Municipal Bond Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

         Dividends paid by the Connecticut Municipal Bond Fund that qualify as exempt-interest dividends for federal income tax purposes are not subject to the Connecticut personal income tax imposed on resident and non-resident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares of the Fund as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

         Distributions by the Massachusetts Municipal Bond Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation.

Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. In 1994, the Massachusetts personal income tax statute was modified to provide for graduated rates of tax (with some exceptions) on gains from the sale or exchange of capital assets held for more than one year based on the length of time the asset has been held since January 1, 1995. The Massachusetts Department of Revenue has released proposed regulations providing that the holding period of the mutual fund (rather than that of its shareholders) will be determinative for purposes of applying the revised statute to shareholders that receive capital gain distributions (other than exempt capital gain distributions, as discussed above), so long as the mutual fund separately designates the amount of such distributions attributable to each of six classes of gains from the sale or exchange of capital assets held for more than one year in a notice provided to shareholders and the Commissioner of Revenue on or before March 1 of the calendar year after the calendar year of such distributions. In the absence of such notice, the holding period of the assets giving rise to such gain is deemed to be more than one but not more than two years. Shareholders should consult their tax advisers with respect to the Massachusetts tax treatment of capital gain distributions from the Fund.

         Distributions by the Massachusetts Municipal Bond Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax. Fund shares are not, however, subject to property taxation by Massachusetts or its political subdivisions.

         The Rhode Island Municipal Bond Fund has received a ruling from the Rhode Island Division of Taxation to the effect that distributions by it to its shareholders are exempt from Rhode Island personal income taxation and the Rhode Island business corporation tax to the extent they are derived from (and designated by the Fund as being derived from) interest earned on Rhode Island Municipal Securities (as defined above) or obligations of the United States. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund.

         The Rhode Island Municipal Bond Fund will be subject to the Rhode Island business corporation tax on its "gross income" apportioned to the State of Rhode Island. For this purpose, gross income does not include interest income earned by the Fund on Rhode Island Municipal Securities and obligations of the United States, capital gains realized by the Fund on the sale of certain Rhode Island Municipal Securities, and 50 percent of the Fund's other net capital gains.

         Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

         The tax principles applicable to certain financial investments and futures contracts and options that may be acquired by a Fund are complex and, in some cases, uncertain. Such investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

MISCELLANEOUS

         Shareholders will be advised annually as to the federal income tax consequences and, with respect to shareholders of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds, the New Jersey personal income tax, New York State and New York City personal income tax, Connecticut personal income tax, Massachusetts personal income tax and Rhode Island personal income tax consequences, respectively, of distributions made each year.


                              TRUSTEES AND OFFICERS

         The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:



                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------

Dwight E. Vicks, Jr.                         Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                                      Printing Corporation (book manufacturing
  Printing Corporation                                                  and commercial printing); Director, Utica
Commercial Drive                                                        First Insurance Company; Trustee, Savings
P.O. Box 270                                                            Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                                     Insurance Company; Director, Commercial
Age 66                                                                  Travelers Mutual Insurance Company;
                                                                        Trustee, The Galaxy VIP Fund; Trustee,
                                                                        Galaxy Fund II.

                                       -55-



                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------

John T. O'Neill(1)                           President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue                   & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI 02889                                                       manufacturer until December 1999); Trustee,
Age 55                                                                  The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

Louis DeThomasis                             Trustee                    President, Saint Mary's College of
Saint Mary's College                                                    Minnesota; Director, Bright Day Travel,
  of Minnesota                                                          Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                        Trustee, The Galaxy VIP Fund; Trustee,
Age 59                                                                  Galaxy Fund II.

Donald B. Miller                             Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                                  services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                                 Funds; Chairman, Executive Committee,
Age 74                                                                  Compton International, Inc. (advertising
                                                                        agency); Trustee, Keuka College; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

James M. Seed                                Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                                Incorporated (land development); President,
One Citizens Plaza                                                      The Astra Ventures, Incorporated
Providence, RI 02903                                                    (previously, Buffinton Box Company -
Age 58                                                                  manufacturer of cardboard boxes);
                                                                        Commissioner, Rhode Island Investment
                                                                        Commission; Trustee, The Galaxy VIP Fund;
                                                                        Trustee, Galaxy Fund II.

Bradford S. Wellman(1)                       Trustee                    Private Investor; Vice President and
2468 Ohio Street                                                        Director, Acadia Management Company
Bangor, ME  04401                                                       (investment services); Director, Essex
Age 68                                                                  County Gas Company, until January 1994;
                                                                        Director, Maine Mutual Fire Insurance Co.;
                                                                        Member, Maine Finance Authority; Trustee,
                                                                        The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                        II.

                                      -56-


                                             Positions                  Principal Occupation
                                             with The                   During Past 5 Years
Name and Address and Age                     Galaxy Fund                and Other Affiliations
------------------------                     -----------                ----------------------

W. Bruce McConnel, III                       Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                        Reath LLP, Philadelphia, Pennsylvania.
18th & Cherry Streets
Philadelphia, PA 19103
Age 57

Jylanne Dunne                                Vice President and         Vice President, PFPC Inc., 1990 to present.
PFPC Inc.                                    Assistant Treasurer
4400 Computer Drive
Westborough, MA 01581-5108
Age 40

William Greilich                             Vice President             PFPC Inc., 1991-96; Vice President and
PFPC Inc.                                                               Division Manager, PFPC Inc., 1996 to
4400 Computer Drive                                                     present.
Westborough, MA 01581-5108
Age 46


-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

         Effective May 28, 1999, each trustee receives an annual aggregate fee of $45,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $3,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, each Trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a Trustee of the Trusts plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

         Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

         No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

         The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.



------------------------------------------------------------------------------------------------------------
                                                                    Pension or
                                                                    Retirement        Total Compensation
                                                                 Benefits Accrued    from Galaxy and Fund
                                       Aggregate Compensation     as Part of Fund      Complex*Paid to
      Name of Person/Position                from Galaxy             Expenses              Trustees
------------------------------------------------------------------------------------------------------------
Bradford S. Wellman                            $39,355                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                           $42,875                 None                 $60,500
Chairman and Trustee
------------------------------------------------------------------------------------------------------------
Donald B. Miller**                             $40,042                 None                 $56,500
Trustee
------------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                          $37,643                 None                 $53,250
Trustee
------------------------------------------------------------------------------------------------------------
John T. O'Neill                                $41,813                 None                 $59,000
President, Treasurer
and Trustee
------------------------------------------------------------------------------------------------------------
James M. Seed**                                $39,355                 None                 $55,750
Trustee
------------------------------------------------------------------------------------------------------------


-------------


* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 43 separate portfolios as of October 31, 1999.



** Deferred compensation (including interest) in the amounts of $43,939 and $65,944 accrued during Galaxy's fiscal year ended October 31, 1999 for Messrs. Miller and Seed, respectively.


SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However,

Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or for some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.


         The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

         With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER


         Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.


         For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each Fund. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive advisory fees at the annual rate of
 .55% of each Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Tax-Exempt Bond.......................................................$930,448         $864,035          $789,598
New Jersey Municipal Bond.............................................$ 22,716         $  7,348(1)           *
New York Municipal Bond...............................................$462,934         $406,853          $351,041
Connecticut Municipal Bond............................................$149,353         $118,625          $ 74,799
Massachusetts Municipal Bond..........................................$254,202         $184,536          $102,040
Rhode Island Municipal Bond...........................................$ 76,212         $ 60,214          $ 37,641


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, Fleet waived advisory fees as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Tax-Exempt Bond.......................................................$338,345         $318,713          $287,127
New Jersey Municipal Bond.............................................$ 45,431         $ 20,153(1)           *
New York Municipal Bond...............................................$168,340         $148,595          $127,651
Connecticut Municipal Bond............................................$170,690         $160,488          $149,599
Massachusetts Municipal Bond..........................................$290,517         $246,101          $204,080
Rhode Island Municipal Bond...........................................$ 86,559         $ 80,524          $ 75,284


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, Fleet reimbursed expenses as follows:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Tax-Exempt Bond........................................................ $  0            $12,427          $73,334
New Jersey Municipal Bond.............................................. $ 65            $ 2,729(1)          *
New York Municipal Bond................................................ $381            $ 1,784          $48,842
Connecticut Municipal Bond............................................. $  0            $     0          $     0
Massachusetts Municipal Bond........................................... $  0            $     0          $     0
Rhode Island Municipal Bond............................................ $  0            $     0          $   538


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.


         The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.





                                  ADMINISTRATOR


         PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.) located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.



         PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following rates, effective September 10, 1998:



                 COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                 ---------------------------------           -----------
                 Up to $2.5 billion..........................   0.090%
                 From $2.5 to $5 billion.....................   0.085%
                 From $5 to $12 billion......................   0.075%
                 From $12 to $15 billion.....................   0.065%
                 From $15 to $18 billion.....................   0.060%
                 Over $18 billion............................  0.0575%

         Prior to September 10, 1998, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and all other portfolios offered by Galaxy at the following annual rates:


                 COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
                 ---------------------------------           -----------
                 Up to $2.5 billion..........................   0.090%
                 From $2.5 to $5 billion.....................   0.085%
                 Over $5 billion.............................   0.075%

PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.


         From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1999 PFPC received administration fees at the effective annual rate of 0.08% of each Fund's average daily net assets.

         During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:



                                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999              1998           1997
----                                                                    ----              ----           ----
Tax-Exempt Bond....................................................   $127,246            $127,627      $117,223
New Jersey Municipal Bond..........................................      $0               $--(1)            *
New York Municipal Bond............................................    $63,326            $9,775        $26,292
Connecticut Municipal Bond.........................................    $32,081            $29,946       $0
Massachusetts Municipal Bond.......................................    $54,619            $46,188       $2,406
Rhode Island Municipal Bond........................................    $16,327            $15,172       $12,293


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

         During the last three fiscal years, PFPC waived administration fees as set forth below:


                                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                    1999             1998              1997
----                                                                    ----             ----              ----
Tax-Exempt Bond.....................................................     $0               $0                $0
New Jersey Municipal Bond...........................................   $6,887          $3,235(1)            *
New York Municipal Bond.............................................     $0            $50,001           $25,827
Connecticut Municipal Bond..........................................     $0               $0             $39,755
Massachusetts Municipal Bond........................................     $0               $0             $30,919
Rhode Island Municipal Bond.........................................     $0               $0                $0


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.


         Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.



                          CUSTODIAN AND TRANSFER AGENT

         The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

         Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

         PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                    EXPENSES

         Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.


                             PORTFOLIO TRANSACTIONS

         Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

         The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

         Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


         Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 1999, the Funds did not own any securities of its regular brokers or dealers.


         Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                            SHAREHOLDER SERVICES PLAN


         Galaxy has adopted a Shareholder Services Plan (the "Services Plan") pursuant to which it intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares. Such services are provided to customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by PFPC as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Services Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares owned beneficially by customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PDI; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such customers: providing customers with information as to their positions in Retail A Shares; responding to customer inquiries; and providing a service to invest the assets of customers in Retail A Shares.

         Although the Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Statement of Additional Information, Galaxy has entered into servicing agreements under the Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 1999, Galaxy had entered into servicing agreements only with Fleet Bank and affiliates.



         Each servicing agreement between Galaxy and an institution ("Service Organization") relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.


         During the last three fiscal years, Galaxy made payments to Service Organizations with respect to Retail A Shares as shown in the table below:


                                                                            FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                       1999             1998              1997
----                                                                       ----             ----              ----
Tax-Exempt Bond........................................................  $33,072           $38,181          $37,652
New Jersey Municipal Bond..............................................  $960              $386(1)             *
New York Municipal Bond................................................  $66,562           $64,145          $56,596
Connecticut Municipal Bond.............................................  $39,136           $37,207          $32,160
Massachusetts Municipal Bond...........................................  $63,058           $58,742          $40,842
Rhode Island Municipal Bond............................................  $  0              $  0             $  0


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.


         Galaxy's servicing agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the servicing agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").


         The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                         DISTRIBUTION AND SERVICES PLAN

         Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Tax-Exempt Bond Fund (the "12b-1 Plan"). Under the 12b-1 Plan, Galaxy may pay
(a) PDI or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

         Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to the Fund's outstanding Retail B Shares, and
(ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .15% and .15%, respectively, of the average daily net assets attributable to the Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

         Payments for distribution expenses under the 12b-1 Plan are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


         During the last three fiscal years, Retail B Shares of the Tax-Exempt Bond Fund bore the following distribution fees and shareholder servicing fees (net of expense reimbursements) under the 12b-1 Plan:



                                                                                                     SHAREHOLDER
FOR THE FISCAL YEAR ENDED OCTOBER 31:                                        DISTRIBUTION FEES     SERVICING FEES
-------------------------------------                                        -----------------     --------------
1999......................................................................   $21,499                 $4,520
1998......................................................................   $15,405                 $3,555
1997......................................................................   $7,788                  $1,784


During these periods, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.


         Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the 12b-1 Trustees and is terminable at any time with respect to the Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares of the Fund, by PDI or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.


         As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

         PDI serves as Galaxy's distributor. PDI is a registered broker-dealer with principal offices located at Four Falls Corporate Center, 6th floor, West Conshohocken, Pennsylvania 19428-2961. Jane Haegele is the sole shareholder of PDI.

         Unless otherwise terminated, the Distribution Agreement between Galaxy and PDI remains in effect until November 30, 2000, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

         PDI is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus and this Statement of Additional Information. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the front-end sales charge on Retail A Shares of the Funds. During the last three fiscal years, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows:


                                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                                  1999              1998             1997
----                                                                  ----              ----             ----
Tax-Exempt Bond...................................................   $13,144           $18,288          $19,403
New Jersey Municipal Bond.........................................   $13,008           $4,020(1)           *
New York Municipal Bond...........................................   $64,555           $71,005          $49,295
Connecticut Municipal Bond........................................   $37,006           $54,683          $46,322
Massachusetts Municipal Bond......................................   $70,521           $175,611         $140,492
Rhode Island Municipal Bond.......................................   $12,453           $38,348          $22,941


----------------------
*        Not in operation during the period.
(1) For the period from April 3, 1998 (commencement of operations) through October 31, 1998.

FD Distributors retained none of the amounts shown in the table above.


         PDI is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Tax-Exempt Bond Fund. Prior to December 1, 1999, FD Distributors was entitled to the payment of such contingent deferred sales charges. For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions of the Tax-Exempt Bond Fund in the amounts of $14,680, $7,124 and $5,353, respectively. FD Distributors retained none of these amounts.

         The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1999:



                           Net Underwriting        Compensation on     Brokerage Commissions
                            Discounts and         Redemption and        in Connection with
   Fund                     Commissions(1)          Repurchase(2)        Fund Transactions    Other Compensation(3)
   ----                     --------------          -------------        -----------------    ---------------------
Tax-Exempt                    $27,824                $14,680                   $0                  $58,963
  Bond

New Jersey                    $13,008                                          $0                   $1,071
  Municipal
  Bond

New York                      $64,555                                          $0                  $67,227
  Municipal
  Bond

Connecticut                   $37,006                                          $0                  $38,909
  Municipal
  Bond

Massachusetts                 $70,521                                          $0                  $63,550
  Municipal
  Bond

Rhode Island                  $12,453                                          $0                     $0
  Municipal
  Bond

----------------------
(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1999, which includes fees accrued in the fiscal year ended October 31, 1998 which were paid in 1999 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                    AUDITORS


         Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Report") and incorporated by reference into this Statement of Additional Information for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP. For the respective fiscal years and periods prior to October 31, 1999, the financial highlights for the Funds included in the Prospectuses and the financial statements for such years and periods contained in the Annual Report were audited by PricewaterhouseCoopers LLP, Galaxy's former auditors.



                                     COUNSEL


         Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th & Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy, will pass upon certain legal matters on its behalf, and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New Jersey Municipal Bond Fund concerning New Jersey taxes and the description of special considerations relating to New Jersey Municipal Securities. The law firm of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Bond Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities. The law firm of Day, Berry & Howard LLP, Cityplace, Hartford, Connecticut 06103-3499 serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Bond Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624 serves as special Massachusetts counsel and special Rhode Island counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Bond Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities and the portion of this Statement of Additional Information and the Prospectus with respect to the Rhode Island Municipal Bond Fund concerning Rhode Island taxes and the description of Special Considerations relating to Rhode Island Municipal Securities.

                        PERFORMANCE AND YIELD INFORMATION

         Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

         The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                                 6
                           YIELD = 2[((a-b)/cd+1) -1]


Where:            a =   dividends and interest earned by a Fund during the
                        period;

                  b =   expenses accrued for the period (net of reimbursements);

                  c = average daily number of shares outstanding during the period, entitled to receive dividends; and

                  d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

         Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.


         The "tax-equivalent" yield of the New Jersey Municipal Bond, New York Municipal Bond, Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds is computed by: (a) dividing the portion of each Fund's yield (calculated as above) that is exempt from both federal and state income taxes by one minus a stated combined federal and state income tax rate; (b) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax only by one minus a stated federal income tax rate; and (c) adding the figures resulting from (a) and (b) above to that portion, if any, of the yield that is not exempt from federal income tax. The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax.



         Based on the foregoing calculations, the standard yields and tax-equivalent yields (assuming a 36% federal tax rate) for Retail A Shares and Trust Shares of the Funds for the 30-day period ended October 31, 1999 were as set forth below:



                                                            RETAIL A                            TRUST
                                                            --------                            -----
FUND                                               STANDARD       TAX-EQUIVALENT      STANDARD       TAX-EQUIVALENT
----                                               --------       --------------      --------       --------------
Tax-Exempt Bond.................................    4.35%             6.79%             4.67%             7.29%
New Jersey Municipal Bond.......................    4.06%             6.77%             4.12%             6.87%
New York Municipal Bond.........................    4.23%             7.09%             4.59%             7.17%
Connecticut Municipal Bond......................    4.15%             6.79%             4.45%             7.28%
Massachusetts Municipal Bond....................    4.32%             7.17%             4.63%             7.69%
Rhode Island Municipal Bond.....................    4.54%             7.59%               *                 *

----------------------
*        The Rhode Island Municipal Bond Fund does not offer Trust Shares.


         Based on the foregoing calculations, (i) the standard yield for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 1999 was 3.79%, and (ii) the tax-equivalent yield (assuming a 36% federal tax rate) for Retail B Shares of the Tax-Exempt Bond Fund for the 30-day period ended October 31, 1999 was 5.92%.


         Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:


                                              1/n
                               T = [(ERV/P)-1]


         Where:       T = average annual total return;

                    ERV = ending redeemable value of a hypothetical $1,000
                          payment made at the beginning of the l, 5 or 10 year (or other) period at the end of the applicable period (or a fractional portion thereof);

                      P = hypothetical initial payment of $1,000; and

                      n = period covered by the computation, expressed in years.

         Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:


         Aggregate Total Return =   [(ERV/P)-1]


         The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares, as the case may be.

         The aggregate total returns for Retail A Shares and Trust Shares of the Funds from the date of initial public offering through October 31, 1999 are set forth below:



FUND                                                                          RETAIL A                 TRUST
----                                                                          --------                 -----
Tax-Exempt Bond........................................................      48.17%(1)               54.50%(1)
New Jersey Municipal Bond..............................................      (2.82)%(2)              1.28%(2)
New York Municipal Bond................................................      44.62%(3)               51.75%(3)
Connecticut Municipal Bond.............................................      28.80%(4)               35.26%(4)
Massachusetts Municipal Bond...........................................      26.47%(5)               32.57%(5)
Rhode Island Municipal Bond............................................      26.83%(6)                  --%*


----------------------
*        The Rhode Island Municipal Bond Fund does not offer Trust Shares.
(1) For the period from December 30, 1991 (initial public offering date) through October 31, 1999.
(2) For the period from April 3, 1998 (initial public offering date) through October 31, 1999.
(3) For the period from December 31, 1991 (initial public offering date) through October 31, 1999.
(4) For the period from March 16, 1993 (initial public offering date) through October 31, 1999.
(5) For the period from March 12, 1993 (initial public offering date) through October 31, 1999.
(6) For the period from December 20, 1994 (initial public offering date) through October 31, 1999.


         The aggregate total return for Retail B Shares of the Tax-Exempt Bond Fund from March 4, 1996 (initial public offering date) through October 31, 1999 was 8.89%.


         The average annual total returns for Retail A Shares and Trust Shares (as applicable) of the Funds for the one-year and five-year periods (as applicable) ended October 31, 1999 are as set forth below:


                                                      RETAIL A                                 TRUST
                                                      --------                                 -----
FUND                                        ONE-YEAR           FIVE-YEAR            ONE-YEAR           FIVE-YEAR
----                                        --------           ---------            --------           ---------
Tax-Exempt Bond...........................  (7.07)%              5.01%              (3.25)%              6.06%
New Jersey Municipal Bond.................  (6.87)%               --%*              (3.06)%               --%*
New York Municipal Bond...................  (7.36)%              5.06%              (3.54)%              6.09%
Connecticut Municipal Bond................  (6.50)%              5.39%              (2.68)%              6.43%
Massachusetts Municipal Bond..............  (6.97)%              5.09%              (3.17)%              6.10%
Rhode Island Municipal Bond...............  (6.42)%                --%*               --%**               --%**


----------------------
*        Not offered during the full period.
**       The Rhode Island Municipal Bond Fund does not offer Trust Shares.


         The average annual total return for Retail B Shares of the Tax-Exempt Bond Fund for the one-year period ended October 31, 1999 was (8.64)%.


TAX EQUIVALENCY TABLES - NEW JERSEY MUNICIPAL BOND AND NEW YORK MUNICIPAL BOND FUNDS


         The New Jersey Municipal Bond and New York Municipal Bond Funds may use tax-equivalency tables in advertising and sales literature. These tables are intended to demonstrate the advantages of investing in tax free investments such as the Funds. The tax exempt yields used here are hypothetical and no assurance can be made that a Fund will obtain any particular yield. A Fund's yield fluctuates as market conditions change.


         The tax brackets and related yield calculations are based on the expected 2000 Federal and state marginal tax rates. The combined Federal and state rate reflects an assumed deduction of the state tax liability. In fact, however, certain limitations on this deductibility may apply. Also, the tables do not reflect the phase out of personal exemptions and itemized deductions which will apply to certain higher income taxpayers.

         Investors are urged to consult their tax advisors as to these matters.

NEW JERSEY: 2000

Equivalent yields: Tax-exempt

                                   New Jersey &    New Jersey Tax Equivalent Yields.**
$Taxable Income*  State   Federal  Federal         ---------------------------------------------------------------------------------
Single            Rate    Rate     Effective Rate  3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-20,000         1.40%   15.0%    16.19%          3.58%  4.18%  4.77%  5.37%  5.97%  6.56%  7.16%   7.76%   8.35%   8.95%   9.55%
20,001-26,250     1.75%   15.0%    16.49%          3.59%  4.19%  4.79%  5.39%  5.99%  6.59%  7.18%   7.78%   8.38%   8.98%   9.58%
26,251-35,000     1.75%   28.0%    29.26%          4.24%  4.95%  5.65%  6.36%  7.07%  7.77%  8.48%   9.19%   9.90%   10.60%  11.31%
35,001-40,000     3.50%   28.0%    30.52%          4.32%  5.04%  5.76%  6.48%  7.20%  7.92%  8.64%   9.36%   10.07%  10.79%  11.51%
40,001-63,550     5.525%  28.0%    31.98%          4.41%  5.15%  5.88%  6.62%  7.35%  8.09%  8.82%   9.56%   10.29%  11.03%  11.76%
63,551-75,000     5.525%  31.0%    34.81%          4.60%  5.37%  6.14%  6.90%  7.67%  8.44%  9.20%   9.97%   10.74%  11.50%  12.27%
75,001-132,600    6.37%   31.0%    35.40%          4.64%  5.42%  6.19%  6.97%  7.74%  8.51%  9.29%   10.06%  10.84%  11.61%  12.38%
132,601-288,350   6.37%   36.0%    40.08%          5.01%  5.84%  6.68%  7.51%  8.34%  9.18%  10.01%  10.85%  11.68%  12.52%  13.35%
Over 288,350      6.37%   39.6%    43.45%          5.31%  6.19%  7.07%  7.96%  8.84%  9.73%  10.61%  11.49%  12.38%  13.26%  14.15%
------------------------------------------------------------------------------------------------------------------------------------

                                   New Jersey &    New Jersey Tax Equivalent Yields.**
$Taxable Income*  State   Federal  Federal         ---------------------------------------------------------------------------------
Married Jointly   Rate    Rate     Effective Rate  3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-20,000         1.40%    15.0%   16.19%          3.58%  4.18%  4.77%  5.37%  5.97%  6.56%  7.16%   7.76%   8.35%   8.95%   9.55%
20,001-43,850     1.75%    15.0%   16.49%          3.59%  4.19%  4.79%  5.39%  5.99%  6.59%  7.18%   7.78%   8.38%   8.98%   9.58%
43,851-50,000     1.75%    28.0%   29.26%          4.24%  4.95%  5.65%  6.36%  7.07%  7.77%  8.48%   9.19%   9.90%   10.60%  11.31%
50,001-70,000     2.45%    28.0%   29.76%          4.27%  4.98%  5.69%  6.41%  7.12%  7.83%  8.54%   9.25%   9.97%   10.68%  11.39%
70,001-80,000     3.50%    28.0%   30.52%          4.32%  5.04%  5.76%  6.48%  7.20%  7.92%  8.64%   9.36%   10.07%  10.79%  11.51%
80,001-105,950    5.525%   28.0%   31.98%          4.41%  5.15%  5.88%  6.62%  7.35%  8.09%  8.82%   9.56%   10.29%  11.03%  11.76%
105,951-150,000   5.525%   31.0%   34.81%          4.60%  5.37%  6.14%  6.90%  7.67%  8.44%  9.20%   9.97%   10.74%  11.50%  12.27%
150,001-161,450   6.37%    31.0%   35.40%          4.64%  5.42%  6.19%  6.97%  7.74%  8.51%  9.29%   10.06%  10.84%  11.61%  12.38%
161,451-288,350   6.37%    36.0%   40.08%          5.01%  5.84%  6.68%  7.51%  8.34%  9.18%  10.01%  10.85%  11.68%  12.52%  13.35%
Over 288,350      6.37%    39.6%   43.45%          5.31%  6.19%  7.07%  7.96%  8.84%  9.73%  10.61%  11.49%  12.38%  13.26%  14.15%
------------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for New Jersey tax purposes is the same as defined in the Internal Revenue Code. In fact, however, New Jersey taxable income may differ due to differences in exemptions, itemized deductions and other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and New Jersey tax-exempt yield for a New Jersey taxpayer in the specified income bracket.

NEW YORK STATE AND CITY:  2000

Equivalent yields: Tax-exempt

                                   State              New York State   New York State
$Taxable Income*   City     State  City      Federal  and Federal      City and Federal
Single             Rate***  Rate   Combined  Rate     Effective Rate   Effective Rate***
-----------------------------------------------------------------------------------------
0 - 8,000          3.021%   4%     7.021%    15%      18.40%           20.9679%
8,001 - 11,000     3.021%   4.5%   7.521%    15%      18.825%          21.3929%
11,001 - 12,000    3.021%   5.25%  8.271%    15%      19.4625%         22.0304%
12,001 - 13,000    3.665%   5.25%  8.915%    15%      19.4625%         22.5778%
13,001 - 20,000    3.665%   5.9%   9.565%    15%      20.015%          23.1303%
20,001 - 25,000    3.665%   6.85%  10.515%   15%      20.8225%         23.9378%
25,001 - 26,250    3.722%   6.85%  10.572%   15%      20.8225%         23.9863%
26,251 - 50,000    3.722%   6.85%  10.572%   28%      32.9320%         35.6119%
50,001 - 63,550    3.779%   6.85%  10.629%   28%      32.9320%         35.6530%
63,551 - 132,600   3.779%   6.85%  10.629%   31%      35.7265%         38.3341%
132,601 - 288,350  3.779%   6.85%  10.629%   36%      40.3840%         42.8026%
Over 288,350       3.779%   6.85%  10.629%   39.6%    43.7374%         46.0200%
-----------------------------------------------------------------------------------------


                   New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------------------------------
Single             3.0%    3.5%      4.0%       4.5%     5.0%     5.5%     6.0%    6.5%     7.0%     7.5%     8.0%
--------------------------------------------------------------------------------------------------------------------
0 - 8,000          3.80%   4.43%     5.06%      5.69%    6.33%    6.96%    7.59%   8.22%    8.86%    9.49%    10.12%
8,001 - 11,000     3.82%   4.45%     5.09%      5.72%    6.36%    7.00%    7.63%   8.27%    8.91%    9.54%    10.18%
11,001 - 12,000    3.85%   4.49%     5.13%      5.77%    6.41%    7.05%    7.70%   8.34%    8.98%    9.62%    10.26%
12,001 - 13,000    3.87%   4.52%     5.17%      5.81%    6.46%    7.10%    7.75%   8.40%    9.04%    9.69%    10.33%
13,001 - 20,000    3.90%   4.55%     5.20%      5.85%    6.50%    7.15%    7.81%   8.46%    9.11%    9.76%    10.41%
20,001 - 25,000    3.94%   4.60%     5.26%      5.92%    6.57%    7.23%    7.89%   8.55%    9.20%    9.86%    10.52%
25,001 - 26,250    3.95%   4.60%     5.26%      5.92%    7.76%    7.24%    7.89%   8.55%    9.21%    9.87%    10.52%
26,251 - 50,000    4.66%   5.44%     6.21%      6.99%    7.77%    8.54%    9.32%   10.10%   10.87%   11.65%   12.42%
50,001 - 63,550    4.66%   5.44%     6.22%      6.99%    7.77%    8.55%    9.32%   10.10%   10.88%   11.66%   12.43%
63,551 - 132,600   4.86%   5.68%     6.49%      7.30%    8.11%    8.92%    9.73%   10.54%   11.35%   12.16%   12.97%
132,601 - 288,350  5.24%   6.12%     6.99%      7.87%    8.74%    9.62%    10.49%  11.36%   12.24%   13.11%   13.99%
Over 288,350       5.56%   6.48%     7.41%      8.34%    9.26%    10.19%   11.12%  12.04%   12.97%   13.89%   14.82%
--------------------------------------------------------------------------------------------------------------------

                                   State              New York State   New York State
$Taxable Income*   City     State  City      Federal  and Federal      City and Federal
Single             Rate***  Rate   Combined  Rate     Effective Rate   Effective Rate***
-----------------------------------------------------------------------------------------
0 - 16,000         3.021%   4%     7.021%    15%      18.40%           20.9679%
16,001 - 21,600    3.021%   4.5%   7.521%    15%      18.8250%         21.3929%
21,601 - 22,000    3.665%   4.5%   8.165%    15%      18.8250%         21.9403%
22,001 - 26,000    3.665%   5.25%  8.915%    15%      19.4625%         22.5778%
26,001 - 40,000    3.665%   5.9%   9.565%    15%      20.0150%         23.1303%
40,001 - 43,850    3.665%   6.85%  10.515%   15%      20.8225%         23.9378%
43,851 - 45,000    3.665%   6.85%  10.515%   28%      32.9320%         35.5709%
45,001 - 105,950   3.722%   6.85%  10.572%   28%      32.9320%         35.6119%
105,951 - 161,450  3.779%   6.85%  10.629%   31%      35.7265%         38.3341%
161,451 - 288,350  3.779%   6.85%  10.629%   36%      40.3840%         42.8026%
over 288,350       3.779%   6.85%  10.629%   39.6%    43.7374%         46.0200%
-----------------------------------------------------------------------------------------


                   New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------------------------------
Single             3.0%    3.5%      4.0%       4.5%     5.0%     5.5%     6.0%    6.5%     7.0%     7.5%     8.0%
--------------------------------------------------------------------------------------------------------------------
0 - 16,000         3.80%    4.43%     5.06%      5.69%   6.33%    6.96%    7.59%    8.22%    8.86%   9.49%    10.12%
16,001 - 21,600    3.82%    4.45%     5.09%      5.72%   6.36%    7.00%    7.63%    8.27%    8.91%   9.54%    10.18%
21,601 - 22,000    3.84%    4.48%     5.12%      5.76%   6.41%    7.05%    7.69%    8.33%    8.97%   9.61%    10.25%
22,001 - 26,000    3.87%    4.52%     5.17%      5.81%   6.46%    7.10%    7.75%    8.40%    9.04%   9.69%    10.33%
26,001 - 40,000    3.90%    4.55%     5.20%      5.85%   6.50%    7.15%    7.81%    8.46%    9.11%   9.76%    10.41%
40,001 - 43,850    3.94%    4.60%     5.26%      5.92%   6.57%    7.23%    7.89%    8.55%    9.20%   9.86%    10.52%
43,851 - 45,000    4.66%    5.43%     6.21%      6.98%   7.76%    8.54%    9.31%    10.09%   10.86%  11.64%   12.42%
45,001 - 105,950   4.66%    5.44%     6.21%      6.99%   7.77%    8.54%    9.32%    10.10%   10.87%  11.65%   12.42%
105,951 - 161,450  4.86%    5.68%     6.49%      7.30%   8.11%    8.92%    9.73%    10.54%   11.35%  12.16%   12.97%
161,451 - 288,350  5.24%    6.12%     6.99%      7.87%   8.74%    9.62%    10.49%   11.36%   12.24%  13.11%   13.99%
over 288,350       5.56%    6.48%     7.41%      8.34%   9.26%    10.19%   11.12%   12.04%   12.97%  13.89%   14.82%
---------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2000, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2000.

*** The New York City rate is comprised of the tax base rate and city surcharge for 2000.

****     These represent New York State, City, and Federal Equivalent Yields.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND, AND RHODE ISLAND MUNICIPAL BOND FUNDS


         The Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds also may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and Rhode Island, respectively. Some portion of the Funds' income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.


         The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2000. These are not indicators of past or future performance of the Connecticut Municipal Bond, Massachusetts Municipal Bond and Rhode Island Municipal Bond Funds.

         Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.

         Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

         Investors are urged to consult their own tax advisors as to these matters.

CONNECTICUT:  2000

Equivalency yields:  Tax-Exempt

                                                   Connecticut Tax-Equivalent Yields**
$Taxable Income*  State   Federal Combined         ---------------------------------------------------------------------------------
Single            Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-26,250         3.96%   15%     18.37%           3.68%  4.29%  4.90%  5.51%  6.13%  6.74%  7.35%   7.96%   8.58%   9.19%   9.80%
26,251-63,550     4.50%   28%     31.24%           4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%   9.45%   10.18%  10.91%  11.63%
63,551-132,600    4.50%   31%     34.11%           4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%   9.86%   10.62%  11.38%  12.14%
132,601-288,350   4.50%   36%     38.88%           4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 288,350      4.50%   39.6%   42.32%           5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                                   Connecticut Tax-Equivalent Yields**
Married           State   Federal Combined         ---------------------------------------------------------------------------------
Filing Jointly    Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-43,850         3.825%  15%     18.25%           3.67%  4.28%  4.89%  5.50%  6.12%  6.73%  7.34%   7.95%   8.56%   9.17%   9.79%
43,851-105,950    4.50%   28%     31.24%           4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%   9.45%   10.18%  10.91%  11.63%
105,951-161,450   4.50%   31%     34.11%           4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%   9.86%   10.62%  11.38%  12.14%
161,451-288,350   4.50%   36%     38.88%           4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 288,350      4.50%   39.6%   42.32%           5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS:  2000

Equivalent Yields:  Tax-Exempt

                                                   Massachusetts Tax-Equivalent Yields**
$Taxable Income*  State   Federal Combined         ---------------------------------------------------------------------------------
Single            Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-26,250         5.85%   15.0%   19.97%           3.75%  4.37%   5.00% 5.62%  6.25%  6.87%  7.50%   8.12%   8.75%   9.37%   10.00%
26,251-63,550     5.85%   28.0%   32.21%           4.43%  5.16%   5.90% 6.64%  7.38%  8.11%  8.85%   9.59%   10.33%  11.06%  11.80%
63,551-132,600    5.85%   31.0%   35.04%           4.62%  5.39%   6.16% 6.93%  7.70%  8.47%  9.24%   10.01%  10.78%  11.55%  12.32%
132,601-288,350   5.85%   36.0%   39.74%           4.98%  5.81%   6.64% 7.47%  8.30%  9.13%  9.96%   10.79%  11.62%  12.45%  13.28%
Over 288,350      5.85%   39.6%   43.13%           5.28%  6.15%   7.03% 7.91%  8.79%  9.67%  10.55%  11.43%  12.31%  13.19%  14.07%
------------------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                                   Massachusetts Tax-Equivalent Yields**
Married           State   Federal Combined         ---------------------------------------------------------------------------------
Filing Jointly    Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-43,850         5.85%   15.0%   19.97%           3.75%  4.37%  5.00%  5.62%  6.25%  6.87%  7.50%   8.12%   8.75%   9.37%   10.00%
43,851-105,950    5.85%   28.0%   32.21%           4.43%  5.16%  5.90%  6.64%  7.38%  8.11%  8.85%   9.59%   10.33%  11.06%  11.80%
105,951-161,450   5.85%   31.0%   35.04%           4.62%  5.39%  6.16%  6.93%  7.70%  8.47%  9.24%   10.01%  10.78%  11.55%  12.32%
161,451-288,350   5.85%   36.0%   39.74%           4.98%  5.81%  6.64%  7.47%  8.30%  9.13%  9.96%   10.79%  11.62%  12.45%  13.28%
Over 288,350      5.85%   39.6%   43.13%           5.28%  6.15%  7.03%  7.91%  8.79%  9.67%  10.55%  11.43%  12.31%  13.19%  14.07%
------------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

RHODE ISLAND:  2000

Equivalent yields:  Tax-Exempt

                                     Combined   Rhode Island Tax-Equivalent Yields**
$Taxable Income   State    Federal   Effective  ------------------------------------------------------------------------------------
Single*           Rate     Rate      Rate       3.00%   3.50%  4.00%  4.50%   5.00%  5.50%   6.00%   6.50%   7.00%   7.50%   8.00%
------------------------------------------------------------------------------------------------------------------------------------
$0-26,250         3.90%    15.0%     18.32%     3.67%   4.29%  4.90%  5.51%   6.12%  6.73%   7.35%   7.96%   8.57%   9.18%   9.79%
26,251-63,550     7.28%    28.0%     33.24%     4.49%   5.24%  5.99%  6.74%   7.49%  8.24%   8.99%   9.74%   10.49%  11.23%  11.98%
63,551-132,600    8.06%    31.0%     36.56%     4.73%   5.52%  6.31%  7.09%   7.88%  8.67%   9.46%   10.25%  11.03%  11.82%  12.61%
132,601-288,350   9.36%    36.0%     41.99%     5.17%   6.03%  6.90%  7.76%   8.62%  9.48%   10.34%  11.20%  12.07%  12.93%  13.79%
Over 288,350      10.30%   39.6%     45.82%     5.54%   6.46%  7.38%  8.31%   9.23%  10.15%  11.07%  12.00%  12.92%  13.84%  14.77%
------------------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                     Combined   Rhode Island Tax-Equivalent Yields**
Married           State    Federal   Effective  ------------------------------------------------------------------------------------
Filing Jointly    Rate     Rate      Rate       3.00%   3.50%  4.00%  4.50%   5.00%  5.50%   6.00%   6.50%   7.00%   7.50%   8.00%
------------------------------------------------------------------------------------------------------------------------------------
$0-43,850         3.90%    15.0%     18.32%     3.67%   4.29%  4.90%  5.51%   6.12%  6.73%   7.35%   7.96%   8.57%   9.18%   9.79%
43,851-105,950    7.28%    28.0%     33.24%     4.49%   5.24%  5.99%  6.74%   7.49%  8.24%   8.99%   9.74%   10.49%  11.23%  11.98%
105,951-161,450   8.06%    31.0%     36.56%     4.73%   5.52%  6.31%  7.09%   7.88%  8.67%   9.46%   10.25%  11.03%  11.82%  12.61%
161,451-288,350   9.36%    36.0%     41.99%     5.17%   6.03%  6.90%  7.76%   8.62%  9.48%   10.34%  11.20%  12.07%  12.93%  13.79%
Over 288,350      10.30%   39.6%     45.82%     5.54%   6.46%  7.38%  8.31%   9.23%  10.15%  11.07%  12.00%  12.92%  13.84%  14.77%
------------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Rhode Island tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Rhode Island tax-exempt yield for a Rhode Island tax payer in the specified income bracket.

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds.


         Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds.


         The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. Each Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. A Fund's tax-equivalent yield will always be higher than its yield.

         The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares of the Tax-Exempt Bond Fund and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

         The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

         The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS


         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.


         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.





         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.71%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.83%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (94.67%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (90.51%); Luitpold Pharmaceuticals Inc., Kirk Sobecki, CFO, ATTN: Harold Noviello, One Luitpold Drive, Shirley, NY 11967 (6.28%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (78.09%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.16%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.11%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (69.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (16.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (14.06%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (52.62%); International Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (43.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.80%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.94%); Growth & Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (76.51%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (19.76%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (93.31%); Gales & Co., Fleet Investment Services, Mutual Funds Unit --NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.97%); Small Company Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (63.45%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.75%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.32%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (17.96%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (48.81%); Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (97.52%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (25.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.94%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (38.13%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (60.55%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.74%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (46.26%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (20.25%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.27%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.39%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (71.43%); Gales Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (23.98%) Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (44.64%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (45.38%); Bob & Co., c/o Bank of Boston, Attn: Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (8.09%); Corporate Bond Fund - Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (42.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.79%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (15.43%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.24%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (67.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.44%); Bob & Co., c/o Bank of Boston, ATTN:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (13.20%); New
Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (51.12%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (34.02%); Bob & Co., c/o Bank of Boston, ATTN: Mutual Fund Dept. 45-02-06, P.O. Box 1805, Boston, MA 02105-1809 (14.56%).

         As of February 9, 2000, the name address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: U.S. Treasury Money Market Fund -- U. S. Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004 (10.38%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (59.39%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (50.11%); International Equity Fund -- Charles Schwab & Co., Inc., Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.98%); Tax-Exempt Bond Fund -- Danny Schulman, 9 Corn Mill Ct., Upper Saddle River, NJ 07458-1232 (8.20%); Connecticut Municipal Bond Fund -- Marle Luida Carcangiu, Juan Rosai Ulma CT, 36 Beach Ave., Milford, CT 06460 (5.77%); Massachusetts Municipal Bond Fund -- Al Lodice, 63 Winter St., Lexington, MA 02420-1209 (6.08%); Rhode Island Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (35.52%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02862-1208 (7.51%); Bob & Co., c/o Bank of Boston, Attn:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (20.01%); New
York Municipal Bond Fund -- Marilyn J. Brantley, 5954 Van Allen Road, Belfast, NY 14711-8750 (10.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#978-61025-18, Lipco Action Electric J.V., Anthony Spina-President, 19-55 37th Street, Astoria, NY 11105-1118 (6.65%); New Jersey Municipal Bond Fund -- Serena W. Peng, 70 Chelsea, Watchung, NJ 07060-6424 (79.60%); William Minnaard, 50 Rock Road Unit A6, Hawthorne, NJ 07506-1570 (6.25%).


         As of February 9, 2000, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Ralph V. Luciano & Claire E. Luciano JTWROS, 8651 Ethans Glen Terrace, Jacksonville, FL 32256-9072 (5.20%); Steven R. Schwartz, 2393 Lake Elmo Ave. N, Lake Elmo, MN 55042-8407 (5.89%); Wylie O'Brien, 69 Edgewood Ave., Haverhill, MA 01832-2909 (5.36%); Strategic Equity Fund -- Betsey Tan, 7 Donovan's Lane, Natick, MA 01760-3615 (7.18%); Intermediate Government Income Fund -- Adriana Vita, 345 Park Ave., New York, NY 10154 (7.71%); Short-Term Bond Fund -- Chelsea Police Relief Assoc., John R. Phillips, Treas. & Michael McCona, Clerk, 180 Crescent Avenue, Chelsea, MA 02150-3017 (15.08%); Josua Colon Cust, Hazel Colon UGMA CT, 400 Lasalle Street, New Britan, CT 06051-1316 (8.41%); Elizabeth Mugar, 10 Chestnut St., Apt. 1808, Springfield, MA 01103-1709 (8.04%); Tax-Exempt Bond Fund -- David Fendler, Sylvia Fendler JTWROS, 72 Brinkerhoff Ave., Stamford, CT 06905-3203 (7.93%); Frances E. Stady, P.O. Box 433, 3176 Main St., Yorkshire, NY 14173-0433 (6.19%); U.S. Clearing Corp., FBO#978-02869-11, Carol Guy & Ali E.
Guy, 14 Thomas St., Scarsdale, NY 10583-1031 (5.20%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime A Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities, Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (49.88%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-697238-17, Sara Mallow, 6415 NW 24th Street, Boca Raton, FL 33439-4320 (26.03%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#120-97689-18, Yook Y. Doo, 46-34 Robinson St., Flushing, NY 11355-3445 (8.66%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#021-90471-15, Mabel L. Bowman, 35634 Meyers Ct., Fremont, CA 94536-2540 (6.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#143-27206-11, Mary V. Mastroianni & Pasqual Mastroianni JT Ten, 1811 Randolph Road, Schenectady, NY 12308-2021 (5.33%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#125-98055-11, Albert F. Twanmo, 6508 81st Street, Cabin John, MD 20818-1203 (80.62%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#136-99157-13, Jon-Paul Dadaian, Roth IRA Account, 178 Clarken Drive, West Orange, NJ 07052-3441 (14.83%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#160-27022-17, Linda Shaw, Trustee for the Linda J. Shaw Trust, 920 Meadows Road, Geneva, IL 60134-3052 (35.29%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#113-27816-16, Pamela M. Fain, 68 Oak Ridge Drive, Bethany, CT 06524-3118 (28.59%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (23.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-80060-19, Saint Clare School Endowment Fund, Attn: Fr. O'Shea, Andrew J. Houvouras &/or Bruce Blatman, 821 Prosperity Farms Road, No. Palm Beach, FL 33406-4299 (6.20%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97697-11, Ray Wayne Prince, 11010 Stephens Road, Berlin Heights, OH 44814-9673 (22.65%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#170-29789-15, Nicholas G. Roselli & Nicholas A. Roselli JT WROS, 315 Southampton Road, Westfield, MA 01085-1360 (7.45%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (14.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-97238-17, Sara Mallow, IRA Account, 6415 NW 24th Street, Boca Raton, FL 33434-4320 (22.83%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98586-13, Pamela Ann Radamaker, 1001 Trainway Blvd. NE, Albuquerque, NM 87112-6280 (13.12%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-97099-17, James Kenneth Winter, IRA Rollover Account, 28 South Fork Cove, Senatobia, MS 38668-6329 (5.26%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (28.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#150-98301-11, N. Clifford Nelson Jr., 58 Middlebury Road, Orchard Park, NY 14127-3581 (18.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-60254-19, Frederick W. Geissinger, 601 NW 2nd Street, Evansville, IN 47708-1013 (17.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-97564-14, Thomas X. McKenna, 170 Turtle Creek Drive, Tequesta, FL 33469-1547 (12.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31296-18, Edward U. Roddy III, 109 Angler Avenue, Palm Beach, FL 33480-3101 (8.82%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#165-26664-29, Special Risk Underwriters, P.O. Box 54699, Phoenix, AZ 85078-4699 (5.66%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-30971-12, Doris G. Schack, FBO-Doris G. Schack Living Trust, 9161 East Evans, Scottsdale, AZ 85260-7575 (71.89%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-02964-11, Jane L. Grayhurst, 770 Boylston St., Apt. 10-G, Boston, MA 02199-7709 (15.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#132-90090-11, Virginia Holmes,
303 Bella Vista Drive, Ithaca, NY 14850-5774 (12.21%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime B Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfeld, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (19.75%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-31108-13, Frank Catanho, Trustee of the Frank Catanho 1996 Trust dated 10/22/96, 24297 Mission Blvd., Hayward, CA 94544-1020 (12.76%); U.S.
Clearing, A Division of Fleet Securities Inc., FBO#183-97247-11, W.P. Fleming, 66500 E. 253rd, Grove, OK 74344-6163 (5.87%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#024-90318-16, Lynn C. Sherrie, IRA Rollover, P.O. Box 316, Wilson, NY 14172-0316 (12.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-00085-18, Walter M. Swiecicki & Cathleen Swiecicki JTWROS, 119 Old Beekman Road, Monmouth Junction, NJ 08852-3114 (10.69%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-59241-17, Church & Friary of St. Francis of Assisi, c/o Fr. Ronald P. Stark, OFM, 165 West 31st St., New York, NY 10001-3405 (80.25%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97497-13, Martin Allen Sante, 8858 Moanalua Way, Diamondhead, MS 39525-3760 (28.95%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31744-16, Irwin Luftig & Elaine Luftig, 6119 Bear Creek Ct., Lake Worth, FL 33467-6812 (19.09%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29019-15, Walter W. Quan, 2617 Skyline Drive, Lorain, OH 44053-2243 (15.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#014-90365-19, Peter Burr Bickford, 65 A. Lazell Street, Hingham, MA 02043-4403 (7.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#108-000116-10, Michael Kennedy & Carleen Kennedy JTWROS, 12 Walton Avenue, Locust Valley, NY 11560-1227 (5.83%); U.S. Clearing Corp., FBO#148-28677-18, Linda M. Berke & Michael E. Berke JTTEN, 30941 Westwood Rd., Farmington Hills, MI 48331-1466 (16.24%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#138-97818-14, Carol Y. Foster, 524 Marie Avenue, Blountstown, FL 32424-1218 (9.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-92974-11, Ann E. Herzog, 74 Tacoma Street, Staten Island, NY 10304-4222 (9.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98559-16, Ann P. Sargent, 422 Los Encinos Avenue, San Jose, CA 95134-1336 (6.26%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-97970-19, Alicia E. Schober, 10139 Ridgeway Drive, Cupertino, CA 95014-2658 (6.07%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-14889-16, Paul R. Thornton & Karin Z. Thornton, JTTEN, 1207 Oak Glen Lane, Sugarland, TX 77479-6175 (5.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29049-19, Randall Prince, Rt. 1, Box 865, Turtletown, TN 37391-9700 (5.93%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97574-19, Ray William Mominey, 1340 San Cristobal Villa, Punta Gorda, FL 33983-6618 (16.77%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfield, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (10.68%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#107-30623-15, Andrejs Zvejnieks, 2337 Christopher Walk, Atlanta, GA 30327-1110 (7.24%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#180-98472-11, Rufus O. Eddins, Jr., IRA Rollover, 360 Dominion Circle, Knoxville, TN 37922-2750 (5.63%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-97250-13, Michael A. Veschi, 106 Exmoor Court, Leesburg, VA 20176-2049 (5.41%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#200-70099-19, Neil C. Feldman, 41 Windham Way, Englishtown, NJ 07726-8216 (27.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#119-97697-10, Ira Zornberg, 4219 Nautilus Avenue, Brooklyn, NY 11224-1019 (11.23%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-03576-19, Louise Brown & Sandra Fontaine JTTEN, 172 High Street, Woonsocket, RI 02895-4311 (5.00%); U.S. Clearing, A Division of Fleet Securities Inc., FBO# 147-24459-13, Jay Robert Klein, 26800 Amhearst Circle #209, Cleveland, OH 44122-7572 (11.06%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-93287-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (8.02%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-68909-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (10.57%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#157-98031-13, Patricia Fusco, 112 E. Chapel Avenue, Cherry Hill, NJ 08034-1204 (7.17%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#238-97175-19, Marie Gottfried, Rollover IRA Account, 10208 Andover Coach Circle H-2, Lake Worth, FL 33467-8158 (5.31%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Stable Asset Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.36%); Silverstream Software Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.13%); U.S. Treasury Money Market Fund -- Loring Walcott Client Sweep Account, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (21.63%); Equity Value Fund -- Fleet Savings Plus- Equity Value, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.00%); Equity Growth Fund -- Fleet Savings - Equity Growth, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (23.00%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.91%); International Equity Fund -- FFG International Equity Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.24%); Fleet Savings Plus - Intl. Equity, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (10.45%); Intermediate Government Income Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.45%); Strategic Equity Fund -- FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main Street, Rochester, NY 14638 (93.85%); High Quality Bond Fund -- Fleet Savings Plus Plan
- HQ Bond, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (18.49%); Short-Term Bond Fund -- Witicox & Gibbs Retirement Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.14%); Asset Allocation Fund -- Fleet Savings Plus - Asset Allocation, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (26.66%); Small Company Equity Fund -- Fleet Savings Plus - Small Company, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (32.64%); Tax-Exempt Bond Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./ Gales & Co., 159 East Main Street, Rochester, NY 14638 (35.99%); Corporate Bond Fund -- Cole Hersee Pension Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (7.92%); Growth and Income Fund -- Fleet Savings Plus - Growth Income, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (43.28%); Crompton & Knowles IARP, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (9.55%); Small Cap Value Fund -- FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.80%); Institutional Government Fund -- Duncanson & Holt Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.42%); New Jersey Municipal Bond Fund -- Perillo Tours, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (22.20%); Royal Chambord IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.10%); McKee Wendell A. Martial Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.02%); Varco Inc. IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.55%); Terry, Julia Lee Inv. Adv., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.22%); Tieman Diane V IA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.04%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of Galaxy's Prime Reserves, Government Reserves, Tax-Exempt Reserves, Large Company Index, U.S. Treasury Index and Municipal Index Funds were as follows: Prime Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Government Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Tax-Exempt Reserves -- U.S. Clearing, 26 Broadway, New York, NY (100%); Large Company Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.42%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.17%); U.S. Treasury Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.29%); Gales & Co., Fleet Investment Services, Rochester, NY 14638-0001 (15.35%); Municipal Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.96%); Bob & Co., c/o Bank of Boston,
Attn: Mutual Funds Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (18.08%); U.S. Clearing Corp., FBO#979-11223-11, Steven Starker, 7 Flagler Drive, Rye, NY 10580-1951 (5.18%).


         As of February 9, 2000, the following Galaxy investment portfolios had no single person or entity own beneficially more than 5% of the portfolios' outstanding Trust Shares: Equity Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Money Market Fund, Government Money Fund and the Tax-Exempt Money Market Fund.

                              FINANCIAL STATEMENTS


         Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 has been filed with the SEC. The financial statements contained in such Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Report for the Funds for prior periods were audited by PricewaterhouseCoopers LLP, Galaxy's former independent auditors. The report of PricewaterhouseCoopers LLP dated December 23, 1998 on the Funds' financial statements included in the Funds' Annual Report to the Shareholders for the fiscal year ended October 31, 1998, is also incorporated herein by reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:

         "TBW-1" - This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC," "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery of amounts outstanding on any securities involved and "D" represents the lowest potential for recovery.

         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

         A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess very strong characteristics are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality, with margins of protection that are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

         As stated above, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

1.       INTEREST RATE FUTURES CONTRACTS

         USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

         DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

         EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

         In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

         Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

         EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

         For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

         Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.      MUNICIPAL BOND INDEX FUTURES CONTRACTS

         A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.


         The Funds will sell index futures contracts in order to offset a decrease in market value of their respective portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.


         Closing out a futures contract sale prior to the settlement date may be effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

         Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                               Current Price
                                                                                               (points and
                                                                                Maturity      thirty-seconds
Issue                            Coupon                  Issue Date               Date         of a point)
-------------------------------------------------------------------             ----------------------------
Ohio HFA                         9 3/8                    5/05/83                5/1/13           94-2
NYS Power                        9 3/4                    5/24/83                1/1/17           102-0
San Diego, CA IDR                10                       6/07/83                6/1/18           100-14
Muscatine, IA Elec               10 5/8                   8/24/83                1/1/08           103-16
Mass Health & Ed                 10                       9/23/83                7/1/16           100-12

         The current value of the portfolio is $5,003,750.

         To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

         On March 23, the bonds in the portfolio have the following values:

                           Ohio HFA                  81-28
                           NYS Power                 98-26
                           San Diego, CA IDB         98-11
                           Muscatine, IA Elec        99-24
                           Mass Health & Ed          97-18

         The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

         The following table provides a summary of transactions and the results of the hedge.

                                            Cash Market                      Futures Market
                                            -----------                      --------------
         February 2                         $5,003,750 long posi-            Sell 50 Municipal Bond
                                            tion in municipal                futures contracts at
                                            bonds                            86-09

         March 23                           $4,873,438 long posi-            Buy 50 Municipal Bond
                                            tion in municipal                futures contracts at
                                            bonds                            83-27
                                            ---------------------            ----------------------

                                            $130,312 Loss                    $121,875 Gain

         While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

         The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.     MARGIN PAYMENTS

         Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

         Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

         In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

         Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 29, 2000

GALAXY MONEY MARKET FUND                            RETAIL A SHARES, RETAIL B
                                                    SHARES AND TRUST SHARES

GALAXY GOVERNMENT FUND                              RETAIL A SHARES AND TRUST
GALAXY U.S. TREASURY FUND                           SHARES
GALAXY TAX-EXEMPT FUND

GALAXY CONNECTICUT MUNICIPAL MONEY MARKET FUND      RETAIL A SHARES AND PRIME
GALAXY MASSACHUSETTS MUNICIPAL MONEY MARKET FUND    SHARES
GALAXY NEW YORK MUNICIPAL MONEY MARKET FUND

GALAXY INSTITUTIONAL GOVERNMENT MONEY MARKET FUND   SHARES


         This Statement of Additional Information is not a prospectus. It relates to the prospectuses for the Funds as listed below, as they may be supplemented or revised from time to time (the "Prospectuses"). The Prospectuses, as well as the Funds' Annual Reports to Shareholders dated October 31, 1999 (the "Annual Reports"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)

CURRENT PROSPECTUSES

- Prospectus for Retail A Shares and Retail B Shares of the Money Market Fund and Retail A Shares of the Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds dated February 29, 2000
- Prospectus for Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds and Shares of the Institutional Government Money Market Fund dated February 29, 2000
- Prospectus for Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds dated February 29, 2000


   The financial statement included in the Annual Reports and the report of Ernst & Young LLP, The Galaxy Funds' independent auditors, on the financial statements for the fiscal year ended October 31, 1999 are incorporated by reference into this Statement of Additional Information. The report of PricewaterhouseCoopers LLP, The Galaxy Funds' former independent auditors, dated December 23, 1998 on the financial statements included in The Galaxy Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 1998 is also incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS



                                                                                                          PAGE
GENERAL INFORMATION..........................................................................................1
DESCRIPTION OF GALAXY AND ITS SHARES.........................................................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS....................................................................4
Money Market Fund............................................................................................4
Government Fund..............................................................................................5
U.S. Treasury Fund...........................................................................................5
Tax-Exempt Fund..............................................................................................5
Institutional Government Money Market Fund...................................................................6
Connecticut Municipal Money Market Fund......................................................................6
Massachusetts Municipal Money Market Fund....................................................................6
New York Municipal Money Market Fund.........................................................................7
Other Investment Policies and Risk Considerations............................................................7
Quality Requirements.........................................................................................7
U.S. Government Obligations..................................................................................8
Money Market Instruments.....................................................................................9
Municipal Securities........................................................................................10
Stand-By Commitments........................................................................................13
Tender Option Bonds.........................................................................................14
Variable and Floating Rate Instruments......................................................................14
Repurchase and Reverse Repurchase Agreements................................................................15
When-Issued and Delayed Settlement Transactions.............................................................16
Securities Lending -- Money Market..........................................................................17
Guaranteed Investment Contracts -- Money Market Fund........................................................17
Asset-Backed Securities -- Money Market Fund................................................................17
Investment Company Securities -- Tax-Exempt Money Market Funds and
    Institutional Government Money Market Fund..............................................................18
Non-Diversification - Connecticut Municipal Money Market, Massachusetts
    Municipal Money Market and New York Municipal Money Market Funds........................................19
Connecticut Investment Risks................................................................................19
Massachusetts Investment Risks..............................................................................22
New York Investment Risks...................................................................................23
Portfolio Securities Generally..............................................................................34
INVESTMENT LIMITATIONS......................................................................................34
NET ASSET VALUE.............................................................................................42
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION..............................................................43
Purchases of Retail Shares and Prime Shares.................................................................43
Applicable Sales Charges - Retail B Shares..................................................................44
Purchases of Shares of the Institutional Government Money Market Fund.......................................46
Purchases of Trust Shares - Money Market,  Government, U.S. Treasury and Tax-
    Exempt Funds............................................................................................46


                                      -i-

                               TABLE OF CONTENTS
                                  (CONTINUED)


                                                                                                          PAGE

INVESTOR PROGRAMS...........................................................................................48
Exchange Privilege - Retail Shares and Shares of the Institutional Government
    Money Market Fund.......................................................................................48
Retirement Plans - Retail Shares............................................................................49
Automatic Investment Program and Systematic Withdrawal Plan - Retail Shares.................................49
College Investment Program - Retail Shares..................................................................50
Checkwriting - Retail Shares................................................................................50
Direct Deposit Program - Retail Shares......................................................................51
TAXES.......................................................................................................51
State and Local.............................................................................................52
Miscellaneous...............................................................................................54
TRUSTEES AND OFFICERS.......................................................................................54
Shareholder and Trustee Liability...........................................................................58
INVESTMENT ADVISER..........................................................................................59
ADMINISTRATOR...............................................................................................62
CUSTODIAN AND TRANSFER AGENT................................................................................63
EXPENSES....................................................................................................64
PORTFOLIO TRANSACTIONS......................................................................................65
SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES................................................................66
DISTRIBUTION AND SERVICES PLANS.............................................................................69
Retail B Share Plan.........................................................................................69
Prime Share Plan............................................................................................70
Retail B Share Plan and Prime Share Plan....................................................................71
DISTRIBUTOR.................................................................................................72
AUDITORS....................................................................................................73
COUNSEL.....................................................................................................74
PERFORMANCE AND YIELD INFORMATION...........................................................................74
Tax-Equivalency Tables - Connecticut Municipal Money Market, Massachusetts
    Municipal Money Market and New York Municipal Money Market Funds........................................76
Performance Reporting.......................................................................................80
MISCELLANEOUS...............................................................................................81
FINANCIAL STATEMENTS........................................................................................83
APPENDIX A.................................................................................................A-1

                               GENERAL INFORMATION

         This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses described on the cover page. The Money Market, Government and Tax-Exempt Funds also offer BKB Shares, which are described in a separate Statement of Additional Information and related prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.


         SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON FINANCIAL CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.


                      DESCRIPTION OF GALAXY AND ITS SHARES

         The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-nine investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in two additional investment portfolios, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.

         Prior to the date of this Statement of Additional Information, the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds had not offered Prime Shares.

         Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows:
Class A Shares (Retail A Shares), Class A -- Special Series 1 Shares (Trust Shares), Class A -- Special Series 2 Shares (Retail B Shares) and Class A -- Special Series 3 Shares (BKB Shares), each series representing interests in the Money Market Fund; Class B Shares (Retail A Shares), Class B -- Special Series 1 Shares (Trust Shares) and Class B -- Special Series 2 Shares (BKB Shares), each series representing interests in the Government Fund; Class E Shares (Retail A Shares), Class E -- Special Series 1 Shares (Trust Shares) and Class E -- Special Series 2 Shares (BKB Shares), each series representing interests in the Tax-Exempt Fund; Class F Shares (Retail A Shares) and Class F -- Special Series 1 Shares (Trust Shares), each series representing interests in the U.S. Treasury Fund; Class S Shares representing interests in the Institutional Government Money Market Fund; Class V Shares (Retail A Shares) and Class V -- Special Series 1 Shares (Prime Shares), representing interests in the Connecticut Municipal Money Market Fund; Class W Shares (Retail A Shares) and Class W -- Special Series 1 Shares (Prime Shares), representing interests in the Massachusetts Municipal Money Market Fund; and Class EE -- Series 1 Shares (Retail A Shares) and Class EE -- Series 2 Shares (Prime Shares), each series representing interests in the New York Municipal Money Market Fund. Each Fund (other than the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds) is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds are classified as non-diversified investment companies under the 1940 Act.

         Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

         Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares), holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares, and holders of Prime Shares will bear the expenses of the Distribution and Services Plan for Prime Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Shareholder Services Plan" and "Distribution and Services Plans" below.

         Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares, only Retail B Shares of the Money Market Fund will be entitled to vote on matters pertaining to Galaxy's Distribution and Services Plan for Retail B Shares, and only Prime Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Prime Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

         Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

         Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

         Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

         Fleet Investment Advisors Inc. ("Fleet"), the Fund's investment adviser, will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund, as described in its Prospectus(es), may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted herein under "Tax-Exempt Fund," "Connecticut Municipal Money Market Fund," "Massachusetts Municipal Money Market Fund," and "New York Municipal Money Market Fund" and below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. Each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less in an effort to maintain a stable net asset value per share of $1.00. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

MONEY MARKET FUND

         Money market instruments in which the Money Market Fund may invest include debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax. These debt obligations are commonly referred to as Municipal Securities. Municipal Securities may be advantageous for a taxable portfolio such as the Fund when, as a result of prevailing economic, regulatory or other circumstances, the yield of such securities on a pre-tax basis is comparable to that of other debt securities the Fund can purchase. Dividends paid by a taxable portfolio such as the Fund that come from interest on Municipal Securities will be taxable to shareholders. The Fund may also invest in Municipal Securities the interest on which is subject to federal income tax.

         Instruments in which the Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

GOVERNMENT FUND

     Instruments in which the Government Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.

U.S. TREASURY FUND

         Instruments in which the U.S. Treasury Fund invests may include, but are not limited to, securities issued by the U.S. Treasury and by certain U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks and Federal Farm Credit Banks. The Fund invests at least 65% of its total assets in direct U.S. Government obligations. Shareholders residing in a particular state that has an income tax law should determine through consultation with their own tax advisers whether such interest income, when distributed by the Fund, will be considered by the state to have retained exempt status and whether the Fund's capital gain and other income, if any, when so distributed will be subject to the state's income tax. See "Taxes."

         Portfolio securities held by the Fund have remaining maturities of 397 days or less (with certain exceptions). The Fund may also invest in certain variable and floating rate instruments. For more information, including applicable quality requirements, see "Other Investment Policies and Risk Considerations" below.

TAX-EXEMPT FUND

         Municipal Securities in which the Tax-Exempt Fund invests present minimal credit risk and meet the rating criteria described under "Other Investment Policies and Risk Considerations - Quality Requirements" below. Municipal Securities, as that term is used in this Statement of Additional Information, are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from federal income tax.

         As a matter of fundamental policy that cannot be changed without the requisite consent of the Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its assets in Municipal Securities. The Fund's investments in private activity bonds will not be treated as investments in Municipal Securities for purposes of the 80% requirement mentioned above and, under normal market conditions, will not exceed 20% of the Fund's net assets when added together with any taxable investments held by the Fund.

         Although the Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of similar projects. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so invested.


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

         Instruments in which the Institutional Government Money Market Fund invests have remaining maturities of 397 days or less (except for certain variable and floating rate notes and securities underlying certain repurchase agreements). See "Other Investment Policies and Risk Considerations" below.


CONNECTICUT MUNICIPAL MONEY MARKET FUND

         The Connecticut Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, and obligations of territories and possessions of the United States and any political sub-division or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates ("Connecticut Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Connecticut Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

         The Massachusetts Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the Commonwealth of Massachusetts and its political subdivisions and financing authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financing authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from federal regular income tax and the income taxes imposed by the Commonwealth of Massachusetts upon non-corporate taxpayers

("Massachusetts Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of Massachusetts Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets are invested in obligations the interest income from which is exempt from federal regular income tax.

NEW YORK MUNICIPAL MONEY MARKET FUND

         The New York Municipal Money Market Fund attempts to achieve its objective by investing in a portfolio of debt obligations issued by or on behalf of the State of New York, its political subdivisions, or public instrumentalities, state or local authorities, and obligations of other states, territories and possessions of the United States, including the District of Columbia, and any political subdivision or financial authority of any of these, the interest income from which is, in the opinion of qualified legal counsel, exempt from regular federal income tax, and New York State and New York City personal income taxes ("New York Municipal Securities") with remaining maturities of 397 days or less at the time of purchase (with certain exceptions). Examples of New York Municipal Securities include, but are not limited to, municipal commercial paper and other short-term notes; variable rate demand notes; municipal bonds (including bonds having remaining maturities of less than 397 days without demand features); and tender option bonds. See "Other Investment Policies and Risk Considerations" below. As a matter of fundamental policy that cannot be changed without shareholder approval, the Fund invests its assets so that at least 80% of its annual interest income is exempt from federal regular income tax or at least 80% of the total value of its assets is invested in obligations the interest income from which is exempt from federal regular income tax.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

         Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

QUALITY REQUIREMENTS

         Each Fund will purchase only those instruments which meet the applicable quality requirements described below. The Money Market Fund will not purchase a security (other than a U.S. Government security) unless the security or the issuer with respect to comparable securities (i) is rated by at least two nationally recognized statistical rating organizations ("Rating Agencies") (such as Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc.

("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA") in the highest category for short-term debt securities, (ii) is rated by the only Rating Agency that has issued a rating with respect to such security or issuer in such Rating Agency's highest category for short-term debt, or (iii) if not rated, the security is determined to be of comparable quality. The Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund (collectively, the "Tax-Exempt Money Market Funds") will not purchase a security (other than a U.S. Government security) unless the security (i) is rated by at least two such Rating Agencies in one of the two highest categories for short-term debt securities, (ii) is rated by the only Rating Agency that has assigned a rating with respect to such security in one of such Rating Agency's two highest categories for short-term debt securities, or (iii) if not rated, the security is determined to be of comparable quality. These rating categories are determined without regard to sub-categories and gradations. The Funds will follow applicable regulations in determining whether a security rated by more than one Rating Agency can be treated as being in the highest or, with respect to the Tax-Exempt Money Market Funds one of the two highest, short-term rating categories. See "Investment Limitations" below.

         Determinations of comparable quality will be made in accordance with procedures established by the Board of Trustees. Generally, if a security has not been rated by a Rating Agency, Fleet will acquire the security if it determines that the security is of comparable quality to securities that have received the requisite ratings. For example, with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, Fleet will generally treat Connecticut Municipal Securities, Massachusetts Municipal Securities or New York Municipal Securities, as the case may be, as eligible portfolio securities if the issuer has received long-term bond ratings within the three highest rating categories assigned by a Rating Agency with respect to other bond issues. Fleet also considers other relevant information in its evaluation of unrated short-term securities.

U.S. GOVERNMENT OBLIGATIONS

         Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

         U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than 10 years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some U.S. Government obligations may be issued as variable or floating rate instruments.

         Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns shares of the Funds.

         The U.S. Treasury Fund will invest in those securities issued or guaranteed as to principal and interest by the U.S. Government or by agencies or instrumentalities thereof, the interest income from which, under current law, generally will not be subject to state income tax by reason of federal law.

MONEY MARKET INSTRUMENTS



         Money market instruments include but are not limited to bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

         Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank that is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank that is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Investments in non-negotiable time deposits are limited to no more than 5% of the Money Market Fund's total assets at the time of purchase. For the purposes of the Money Market Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its U.S. and foreign branches.

         Domestic and foreign banks are subject to extensive but different government regulations which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

         Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional investment risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Investments in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks will be made only when Fleet believes that the credit risk with respect to the instrument is minimal.

         Commercial paper may include securities issued by corporations without registration under the Securities Act of 1933, as amended, (the "1933 Act") in reliance on the so-called "private placement" exemption in Section 4(2) ("Section 4(2) Paper"). Section 4(2) Paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) Paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) Paper, thus providing liquidity. For purposes of each Fund's 10% limitation on purchases of illiquid instruments described below, Section 4(2) Paper will not be considered illiquid if Fleet has determined, in accordance with guidelines approved by the Board of Trustees, that an adequate trading market exists for such securities. The Money Market Fund and each Tax-Exempt Money Market Fund may also purchase Rule 144A securities. See "Investment Limitations" below.

MUNICIPAL SECURITIES

         Municipal Securities are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal Securities include private activity bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

         The two principal classifications of Municipal Securities that may be held by the Money Market Fund and Tax-Exempt Money Market Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

         The Funds' portfolios may also include "moral obligation" securities, which are normally issued by special-purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality which created the issuer. There is no limitation on the amount of moral obligation securities that may be held by the Funds.

         Municipal Securities may include variable rate demand notes, which are long-term Municipal Securities that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most variable rate demand notes allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. The Money Market Fund and Tax-Exempt Money Market Funds treat variable rate demand notes as maturing on the later of the date of the next interest rate adjustment or the date on which a Fund may next tender the security for repurchase. Variable interest rates generally reduce changes in the market value of Municipal Securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate Municipal Securities than for fixed income obligations. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the Municipal Securities, the issuer of the participation interest or a guarantor of either issuer.


         Municipal Securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds in some cases may be insured as to the timely payment of principal and interest. There is no guarantee, however, that the insurer will meet its obligations in the event of a default in payment by the issuer. In other cases, Municipal Securities may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a Municipal Security held by a Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described above under "Money Market Instruments," letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.

         There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a Rating Agency, such as Moody's, S&P and Fitch IBCA described in Appendix A hereto, represent such Rating Agency's opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield.

         The payment of principal and interest on most securities purchased by the Money Market Fund and Tax-Exempt Money Market Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Funds' Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.


         Among other instruments, the Money Market Fund and Tax-Exempt Money Market Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds, to the extent consistent with the limitations set forth in the Prospectuses for the Funds including applicable maturity restrictions.

         Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on Municipal Securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of Municipal Securities for investment by the Tax-Exempt Money Market Funds and the liquidity and value of their respective portfolios. In such an event, a Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         Opinions relating to the validity of Municipal Securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Tax-Exempt Money Market Funds nor Fleet will review the proceedings relating to the issuance of Municipal Securities or the bases for such opinions.

         MUNIPREFERRED SECURITIES. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may purchase interests in Municipal Securities that are offered in the form of a security representing a diversified portfolio of investment grade bonds. These securities provide investors, such as the Funds, with liquidity and income exempt from federal regular income tax and some state income taxes.

STAND-BY COMMITMENTS



         The Money Market Fund and each Tax-Exempt Money Market Fund may acquire "stand-by commitments" with respect to Municipal Securities held by it. Under a stand-by commitment, a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Each Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased by a Fund. However, without a stand-by commitment, these securities could be more difficult to sell. A Fund will enter into stand-by commitments only with those dealers whose credit Fleet believes to be of high quality.

         Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

         A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

TENDER OPTION BONDS

         The Money Market Fund and the Tax-Exempt Money Market Funds may purchase tender option bonds and similar securities. A tender option bond generally has a long maturity and bears interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, and is coupled with an agreement by a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, usually upon not more than seven days notice or at periodic intervals, to tender their securities to the institution and receive the face value of the securities. In providing the option, the financial institution receives a fee that reduces the fixed rate of the underlying bond and results in a Fund effectively receiving a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Fleet will monitor, on an ongoing basis, the creditworthiness of the issuer of the tender option bond, the financial institution providing the option, and any custodian holding the underlying long-term bond. The bankruptcy, receivership or default of any of the parties to a tender option bond will adversely affect the quality and marketability of the security.

VARIABLE AND FLOATING RATE INSTRUMENTS

         Securities purchased by the Funds may include variable and floating rate instruments. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments issued or guaranteed by the U.S. Government or its agencies or instrumentalities are similar in form but may have a more active secondary market. Substantial holdings of variable and floating rate instruments could reduce portfolio liquidity.

         If a variable or floating rate instrument is not rated, Fleet must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.


         In determining average weighted portfolio maturity an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can receive payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

         Long-term variable and floating rate obligations held by the Funds may have maturities of more than 397 days, provided the Funds are entitled to payment of principal upon not more than 30 days' notice or at specified intervals not exceeding one year (upon not more than 30 days' notice).

         Variable and floating rate obligations with a demand feature held by the Funds will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

         Each Fund, except the U.S. Treasury Fund, may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will only be entered into with financial institutions such as banks and broker/dealers that are deemed to be creditworthy by Fleet. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limitation on investments in illiquid securities described under "Investment Limitations" below.

         The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Income on repurchase agreements is taxable. Investments by a Tax-Exempt Money Market Fund in repurchase agreements will be, under normal market conditions, subject to a 20% overall limit on taxable obligations.

         The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreements). Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

         The Money Market and Government Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). A reverse repurchase agreement involves the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

         Whenever a Fund enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account liquid assets such as cash or liquid securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent values are maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

         Each Fund may purchase securities on a "when-issued" or "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase particular securities with payment and delivery taking place at a future date (perhaps one or two months later) permit the Fund to lock in a price or yield on a security it intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that, absent unusual market conditions, commitments by a Fund to purchase securities on a when-issued or delayed settlement basis will not exceed 25% of the value of its total assets. These transactions will not be entered into for speculative purposes, but only in furtherance of a Fund's investment objective.

         When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because the Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or delayed settlement basis exceeded 25% of the value of its assets.

         When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of securities purchased on a when-issued or delayed settlement basis is calculated from the date of settlement of the purchase to the maturity date.

SECURITIES LENDING -- MONEY MARKET

         The Money Market and Government Funds may lend their portfolio securities to financial institutions such as banks and broker/dealers in accordance with their investment limitations. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, and will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

         A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Government Fund in connection with such loans would be invested in short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; cash collateral received by the Money Market Fund would be invested in high quality, short-term "money market" instruments.

GUARANTEED INVESTMENT CONTRACTS -- MONEY MARKET FUND

         The Money Market Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated in accordance with the applicable quality requirements described above under "Quality Requirements." GICs are considered illiquid securities and will be subject to the Fund's 10% limitation on illiquid investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

ASSET-BACKED SECURITIES -- MONEY MARKET FUND

         The Money Market Fund may purchase asset-backed securities which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables and credit card receivables. The Fund will only purchase asset-backed securities that meet the applicable quality requirements described above under "Quality Requirements."

         Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity.

         Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

         Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

INVESTMENT COMPANY SECURITIES -- TAX-EXEMPT MONEY MARKET FUNDS AND INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

         The Tax-Exempt Money Market Funds may invest in securities issued by other investment companies limited, with respect to the Tax-Exempt Fund, to open-end investment companies that invest in high quality, short-term Municipal Securities that meet the applicable quality requirements described above under "Quality Requirements" and that determine their net asset value per share based on the amortized cost or penny-rounding method. Such securities may be acquired by a Fund within the limits prescribed by the 1940 Act. Except as otherwise permitted under the 1940 Act, each Fund currently intends to limit its investments in other investment companies so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will invest in other investment companies primarily for the purpose of investing its short-term cash which has not as yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund and New York Municipal Money Market Fund may invest exclusively in one other investment company managed similarly to the particular Fund.

         The Institutional Government Money Market Fund may invest up to 5% of its total assets in securities issued by other open-end investment companies that invest in the types of obligations in which the Fund may invest and that determine their net asset value per share based on the amortized cost or penny-rounding method.

         Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations.

NON-DIVERSIFICATION - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds are non-diversified investment portfolios. As such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in one of these Funds, therefore, entails greater risk than would exist in a diversified investment portfolio because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Any economic, political, or regulatory developments affecting the value of the securities in a Fund's portfolio will have a greater impact on the total value of the portfolio than would be the case if the portfolio was diversified among more issuers. The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds intend to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). This undertaking requires that at the end of each quarter of a Fund's taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

CONNECTICUT INVESTMENT RISKS

         The following information is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more publicly available offering statements relating to debt offerings of the State of Connecticut that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements have not been independently verified.

         The ability of the issuers of Connecticut Municipal Securities to pay the principal and interest on their obligations may be impacted by a variety of factors relating to the economy of Connecticut and to the fiscal stability of issuers of Connecticut Municipal Securities. The latter may include such matters as the ability of issuers to raise sufficient tax and other revenues to meet their needs, the availability of aid from other governmental bodies, and the burdens that may be imposed on issuers by law or necessity. To the extent that the Connecticut Municipal Money Market Fund invests in obligations that are not general obligations of their issuers, payments of principal and interest will depend on all factors affecting the revenue sources from which payments thereon are to be derived. The value of the obligations held by the Fund would be adversely affected not only by any actual inability of their issuers to pay the principal and interest thereon, but also by a public perception that such ability is in doubt.

         Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to as the "State"). The State's manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by fabricated metals, non-electrical machinery, and electrical equipment. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, however, manufacturing accounted for only 17.09% of total non-agricultural employment in Connecticut in 1997. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy.

         The average annual unemployment rate in Connecticut increased from a low of 3.0% in 1988 to a high of 7.6% in 1992 and, after a number of important changes in the method of calculation, was reported to be 5.8% in 1996. Average per capita personal income of Connecticut residents increased in every year from 1989 to 1997, rising from $25,443 to $36,434. However, pockets of significant unemployment and poverty exist in several Connecticut cities and towns.

         For the four fiscal years ended June 30, 1991, the General Fund experienced operating deficits but, for the eight fiscal years ended June 30, 1999, the General Fund recorded operating surpluses, based on Connecticut's budgetary method of accounting. General Fund budgets adopted for the biennium ending June 30, 2001, authorize expenditures of $10,581,600,000 for the 1999-2000 fiscal year and $11,085,200,000 for the 2000-2001 fiscal year and project surpluses of $64,400,000 and $4,800,000, respectively, for those years. As of August 31, 1999, the Comptroller estimated expenditures of $10,689,600,000 and a surplus of only $11,200,000 for the 1999-2000 fiscal year. Connecticut's general obligation bonds are rated Aa3 by Moody's and AA by Fitch. On October 8, 1998, S&P upgraded its ratings of Connecticut's general obligations bonds from AA- to AA.

         The State's primary method for financing capital projects is through the sale of general obligation bonds. These bonds are backed by the full faith and credit of the State. As of October 15, 1999, the State had authorized direct general obligation bond indebtedness totaling $13,310,385,000 of which $11,144,149,000 had been approved for issuance by the State Bond

Commission and $9,625,537,000 had been issued. As of October 15, 1999 net State direct general obligation indebtedness outstanding was $6,890,968,000.


         In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The University was authorized to issue bonds totaling $962,000,000 by June 30, 2005, that are secured by a State debt service commitment to finance the improvements, $359,475,000 of which were outstanding on October 15, 1999.

         In addition, the State has limited or contingent liability on a significant amount of other bonds. Such bonds have been issued by the following quasi-public agencies: the Connecticut Housing Finance Authority, the Connecticut Development Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Resources Recovery Authority and the Connecticut Health and Educational Facilities Authority. Such bonds have also been issued by the cities of Bridgeport and West Haven and the Southeastern Connecticut Water Authority. As of December 1, 1998, the amount of bonds outstanding on which the State has limited or contingent liability totaled $4,154,900,000.

         In 1984, the State established a program to plan, construct and improve the State's transportation system (other than Bradley International Airport). The total cost of the program through June 30, 2002, is currently estimated to be $12.6 billion, to be met from federal, state, and local funds. The State expects to finance most of its $5.1 billion share of such cost by issuing $4.6 billion of special tax obligation ("STO") bonds. The STO bonds are payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues pledged therefor and credited to the Special Transportation Fund, which was established to budget and account for such revenues.

         The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) an action on behalf of all persons with traumatic brain injury who have been placed in certain State hospitals, and other persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; (ii) litigation involving claims by Indian tribes to portions of the State's land area; (iii) an action by certain students and municipalities claiming that the State's formula for financing public education violates the State's Constitution and seeking a declaratory judgment and injunctive relief; (iv) an action for money damages for the death of a young physician killed in an automobile accident allegedly as a result of negligence of the State; and (v) actions by several hospitals claiming partial refunds of taxes imposed on hospital gross earnings to the extent such taxes related to tangible personal property transferred in the provision of services to patients.

         As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Superior Court ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling and concluded that the State had complied but that the plaintiffs had not allowed the State sufficient time to take additional remedial steps. Accordingly, the plaintiffs might be able to pursue their claim at a later date. The fiscal impact of this matter might be significant but is not determinable at this time.

         The State's Department of Information Technology is reviewing the State's Year 2000 exposure and developing plans for modification or replacement of existing software that it believes will prevent significant operations problems. There is a risk that the plan will not be completed on time, that planned testing will not reveal all problems, or that systems of others on whom the State relies will not be timely updated. If the necessary remediations are not completed in a timely fashion, the Year 2000 problem may have a material impact on the operations of the State.

         General obligation bonds issued by municipalities are payable primarily from ad valorem taxes on property located in the municipality. A municipality's property tax base is subject to many factors outside the control of the municipality, including the decline in Connecticut's manufacturing industry. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut held that Bridgeport had authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed. State legislation enacted in 1993 prohibits municipal bankruptcy filings without the prior written consent of the Governor. Regional economic difficulties, reductions in revenues, and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities, and agencies. Difficulties in payment of debt service on borrowings could result in declines, possibly severe, in the value of their outstanding obligations, increases in their future borrowing costs, and impairment of their ability to pay debt service on their obligations.

         In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities finance projects by issuing bonds that are not considered to be debts of the municipality. Such bonds may be repaid only from revenues of the financed project, the revenues from which may be insufficient to service the related debt obligations.

MASSACHUSETTS INVESTMENT RISKS

         The Massachusetts Municipal Money Market Fund's ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in

Massachusetts Municipal Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer's ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK INVESTMENT RISKS

         Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their Municipal Securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.


         Some of the significant financial considerations relating to the New York Municipal Money Market Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

         STATE ECONOMY. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

         There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

         STATE BUDGET. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

         State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State's current fiscal year began on April 1, 1999 and ends on March 31, 2000. On March 31, 1999, the State adopted the debt service portion of the State budget for the 1999-2000 fiscal year; four months later, on August 4, 1999, it enacted the remainder of the budget. The Governor approved the budget as passed by the Legislature. Prior to passing the budget in its entirety for the current fiscal year, the State enacted appropriations that permitted the State to continue its operations.

         In 1999-2000, General Fund disbursements, including transfers to support capital projects, debt service and other funds, are estimated at $37.36 billion, an increase of $868 million or 2.38 percent over 1998-99. Projected spending under the 1999-2000 enacted budget is $215 million above the Governor's Executive Budget recommendations, including 30-day amendments. This change is the net result of spending actions that occurred during negotiations on the Budget. The increase in General Fund spending is comprised of $1.1 billion in legislative additions to the Executive Budget (primarily in education), offset by various actions, including re-estimates of required spending based on year-to-date results and the identification of certain other resources that offset spending, such as $250 million from commencing the process of privatizing the Medical Malpractice Insurance Association (MMIA), $250 million from the retention of the Debt Reduction Reserve Fund within the General Fund and about $100 million in excess fund balances. The ("MMIA"), was established in 1983 to provide excess liability insurance to doctors and medical providers. Legislation enacted with the 1999-2000 budget initiates the process of MMIA privatization and transfers excess fund balances to the State.

         The 1999-2000 enacted budget provides for $831 million in new funding for public schools, the largest year-to-year increase in State history. The budget also enacts several new tax cuts valued at $375 million when fully phased in by 2003-04. None of the $1.82 billion cash surplus from 1998-99 is assumed to support spending in 1999-2000, but instead is reserved to help offset the costs of previously enacted tax cuts that take effect after 1999-2000.

         The 1999-2000 Financial Plan projects a closing balance of $2.85 billion in the General Fund. The balance is comprised of the $1.82 billion surplus from 1998-99 that has been set aside to finance already-enacted tax cuts, $473 million in the Tax Stabilization Reserve Fund ("TSRF"), $250 million in the Debt Reduction Reserve Fund ("DRRF"), $107 million in the Contingency Reserve Fund ("CRF"), and $200 million in the Community Projects Fund ("CPF"), which finances legislative initiatives. The State expects to close 1999-2000 with cash balances in these funds at their highest level ever.


         Preliminary analysis by the Division of Budget ("DOB") indicates that the State will have a 2000-01 budget gap of approximately $1.9 billion, or about $300 million above the 1999-2000 Executive Budget estimate (after adjusting for the projected costs of collective bargaining). This estimate includes an assumption for the projected costs of new collective bargaining agreements, $500 million in assumed operating efficiencies, as well as the planned application of approximately $615 million of the $1.82 billion tax reduction reserve. In recent years, the State has closed projected budget gaps which DOB estimates at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than
$1 billion (1998-99). The DOB will formally update its projections of receipts and disbursements for future years as part of the Governor's 2000-01 Executive Budget submission. The revised expectations for these years will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 2000-01 Executive Budget recommendations.

         The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and received almost all State taxes and other resources not dedicated to particular purposes. In the State's 1999-2000 fiscal year, the General Fund (exclusive of transfers) is expected to account for approximately 47.1 percent of all Governmental Funds disbursements and 69.3 percent of total State Funds disbursements. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

         Total General Fund receipts and transfers in 1999-2000 are now projected to be $39.31 billion, an increase of $2.57 billion from the $36.74 billion recorded in 1998-99. This total includes $35.93 billion in tax receipts, $1.36 billion in miscellaneous receipts, and $2.02 billion in transfers from other funds. The transfer of the $1.82 billion surplus recorded in 1998-99 to the 1999-2000 fiscal period has the effect of exaggerating the growth in State receipts from year to year by depressing reported 1998-99 figures and inflating 1999-2000 projections.

         Receipts from user taxes and fees are projected to total $7.35 billion, an increase of $105 million from reported collections in the prior year. The sales tax component of this category accounts for virtually all of the 1999-2000 growth. Growth in base sales tax yield, after adjusting for tax law and other changes, is projected at 5.6 percent. Modest increases in motor fuel and auto rental tax receipts over 1998-99 levels are also expected. However, receipts from other user taxes and fees are estimated to decline by $177 million.

         The yield of other excise taxes in this category, particularly the cigarette and alcoholic beverage taxes, show long-term declining trends. General Fund declines in 1999-2000 motor vehicle fee receipts, in contrast, reflect statutory fee reductions and an increased amount of collections earmarked to the Dedicated Highway and Bridge Trust Fund.

         Significant statutory changes in this category during the 1999-2000 legislative session include: delaying until March 1, 2000 the implementation of the exemption from State sales tax of clothing and footwear priced under $110; providing week-long sales tax exemptions in September 1999 and January 2000 for clothing and footwear priced under $500; enactment of a variety of small sales tax exemptions including certain equipment used in providing telecommunications service for sale, property and services used in theatrical productions, computer hardware used to design Internet web sites, and building materials used in farming; a reduction in the beer tax rate; and an expanded exemption from the alcoholic beverage tax for small brewers.

         Following the pattern of the last two fiscal years, education programs receive the largest share of new funding contained in the 1999-2000 Financial Plan. School aid is expected to grow by $831 million or 8.58 percent over 1998-99 levels (on a State fiscal year basis). Outside of education, the largest growth in spending is for State Operations ($207 million, including $100 million reserved for possible collective bargaining costs); Debt Service ($183 million), and mental hygiene programs, including funding for a cost of living increase for care providers ($114 million). These increases were offset, in part, by spending reductions or actions in health and social welfare ($280 million), and in general State charges ($222 million).

         Under the 1999-2000 enacted budget, General Fund spending on school aid is projected at $10.52 billion on a State fiscal year basis, an increase of $831 million from the prior year. The budget provides additional funding for operating aid, building aid, and several other targeted aid programs. It also funds the balance of aid payable for the 1998-99 school year that is due primarily in the first quarter of the 1999-2000 fiscal year. For all other educational programs, disbursements are projected to grow by $78 million to $2.99 billion.

         Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. The projections assume no changes in federal tax law, which could substantially alter the current receipts forecast. In addition, these projections do not include funding for new collective bargaining agreements after the current contracts expire. Actual results, however, could differ materially and adversely from their projections, and those projections may be changed materially and adversely from time to time.

         DEBT LIMITS AND OUTSTANDING DEBT. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (I.E., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

         The State may undertake short-term borrowings without voter approval
(i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

         The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

         Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. The State assumes that the 2000-01 Financial Plan will achieve $500 million in savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to help bring projected disbursements and receipts into balance. The projections do not assume any gap-closing benefit from the potential settlement of State claims against the tobacco industry.

         Spending from Debt Service Funds are estimated at $3.64 billion in 1999-2000, up $370 million or 11.31 percent from 1998-99. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $124 million of the year-to-year growth. Debt service for educational purposes, including State and City University programs financed through the Dormitory Authority, will increase by $80 million. The remaining growth is for a variety of programs in mental health and corrections, and for general obligation financings.

         On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds.

         On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baal. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations.

         New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

        LITIGATION. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services; (4) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (5) a challenge to the Governor's application of his constitutional line item veto authority; and (6) a challenge to the enactment of the CLEAN WATER/CLEAN AIR BOND ACT OF 1996.

         Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of STATE OF DELAWARE V. STATE OF NEW YORK, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions were paid in 1998.

         The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the current fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan.

         Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

         AUTHORITIES. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

         Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

         In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

         NEW YORK CITY AND OTHER LOCALITIES. The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

         In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

         On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

         Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Bal, in November 1983 to Baa, in December 1985 to Baal, in May 1988 to A and again in February 1991 to Baal. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baal to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable.

         On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A.

         New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City.

         Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.

         On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and City University of New York ("CUNY") and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projected General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-1998 level. Recurring growth in the State General Fund tax base was projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or 1997-98, but roughly equivalent to the rate for 1995-96.

         Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

         The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

         Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation which is currently on appeal to the Court of Appeals were voided, projected contracts for the City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

         The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

         The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's 1998 fiscal year financial plan projected $2.4 billion of seasonal financing, the City expected to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.


         Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

         The 1998-99 budget included $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities received $24.2 million in one-time assistance from a cash flow acceleration of State aid.

         Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

         From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

         YEAR 2000 COMPLIANCE. In April 1999, the State Comptroller released an audit on the State's Year 2000 compliance. The audit, which reviewed the State's Y2K compliance activities through October 1998, found that the State had made progress in achieving Y2K compliance, but needed to improve its activities in several areas, including data interchanges and contingency planning.


         The Office for Technology (OFT) will continue to monitor compliance progress for the States mission-critical and high-priority systems and is reporting compliance progress to the Governor's office on a quarterly basis. The 1999-2000 enacted budget allocates $19 million for priority embedded systems and $20 million for unanticipated expenses related to bringing technology into Y2K compliance.

PORTFOLIO SECURITIES GENERALLY

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the Fund and applicable regulations of the Securities and Exchange Commission ("SEC").


                             INVESTMENT LIMITATIONS

         In addition to each Fund's investment objective as stated in its Prospectus(es), the following investment limitations are matters of fundamental policy and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

         Each of the Money Market, Government, U.S. Treasury, Tax-Exempt and Institutional Government Money Market Funds may not:

         1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, (ii) each

                Fund, except the U.S. Treasury Fund, may enter into repurchase agreements with respect to portfolio securities, and (iii) the Money Market and Government Funds each may lend portfolio securities against collateral consisting of cash or securities that are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

         2. Purchase foreign securities, except that the Money Market Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.

         3. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

         4. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase or sell real estate; except that each taxable Fund may purchase securities that are secured by real estate, and the Money Market Fund may purchase securities of issuers which deal in real estate or interests therein; and except that the Tax-Exempt Fund may invest in Municipal Securities secured by real estate or interests therein; however the Funds will not purchase or sell interests in real estate limited partnerships.

         6. Purchase or sell commodities or commodity contracts or invest in oil, gas or other mineral exploration or development programs or mineral leases.

         7. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

         8. Invest in companies for the purpose of exercising management or control.

         9. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization or acquisition of assets; provided, however, that the Tax-Exempt and Institutional Government Money Market Funds may acquire such securities in accordance with the 1940 Act; and provided, further, that the Institutional Government Money Market Fund may only invest up to 5% of its total assets in shares of other investment companies which are registered under the 1940 Act and which invest only in securities that the Fund could acquire directly.

         Each of the Money Market, Government, U.S. Treasury and Institutional Government Money Market Funds may not:

         10. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of a Fund's total assets at the time of such borrowing (provided that the Money Market and Government Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10% of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund's total assets at the time of such borrowing. A Fund will not purchase securities while borrowings (including reverse repurchase agreements with respect to the Money Market and Government Funds) in excess of 5% of its total assets are outstanding.

         11. Invest more than 10% of the value of its total assets in illiquid securities, including, with respect to the Money Market, Government and U.S. Treasury Funds, repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

         With respect to Investment Limitation No. 10 above, each of the Money Market and Government Funds intends to limit any borrowings, including reverse repurchase agreements, to not more than 10% of the value of its total assets at the time of such borrowing.

         With respect to Investment Limitation No. 11 above, each of the Money Market, Government, U.S. Treasury and Institutional Government Money Market Funds intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

         Each of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds may not:

         12. Purchase securities of any one issuer if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer (the "5% limitation"), except that up to 25% of the value of its total assets may be invested without regard to the 5% limitation; notwithstanding the foregoing restriction, each Fund may invest without regard to the 5% limitation in U.S. Government obligations and as otherwise permitted in accordance with Rule 2a-7 under the 1940 Act or any successor rule.

         With respect to Investment Limitation No. 12 above, (a) a security is considered to be issued by the governmental entity or entities whose assets and revenues back the security or, with respect to a private activity bond that is backed only by the assets and revenues of a non-governmental user, such non-governmental user; (b) in certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee; and (c) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including securities backed by the full faith and credit of the United States) are deemed to be U.S. Government obligations.

         The Money Market Fund may not:

         13. Purchase any securities other than "money market" instruments, some of which may be subject to repurchase agreements, but the Fund may make interest-bearing savings deposits not in excess of 5% of the value of its total assets at the time of deposit and may make time deposits.

         The Government Fund may not:

         14. Purchase securities other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

         The Tax-Exempt Fund may not:

         15. Borrow money or issue senior securities, except that the Fund may borrow from banks for temporary purposes, and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase any portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

         16. Knowingly invest more than 10% of the value of its total assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days and other securities which are not readily marketable.

         17. Purchase any securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the United States, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities, or political subdivisions.

         18. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

         With respect to Investment Limitation No. 16 above, the Tax-Exempt Fund intends to limit investments in illiquid securities to not more than 10% of the value of its net assets.

         The Institutional Government Money Market Fund may not:

         19. Invest in obligations having remaining maturities in excess of 397 days, except that certain variable and floating rate instruments may bear longer maturities (provided certain provisions are met).

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may not:

         20. Borrow money directly or pledge securities except, under certain circumstances, each Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of its total assets to secure such borrowings.

         21. Sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for clearance of transactions.

         22. Issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         23. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase.

         24. Purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         25. Purchase or sell commodities, commodity contracts, or commodity futures contracts.

         26. Underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

         27. Lend any of its assets except that a Fund may acquire publicly or non-publicly issued Connecticut, Massachusetts or New York Municipal Securities or temporary investments or enter into repurchase agreements, in accordance with their respective investment objectives, policies, limitations and Galaxy's Declaration of Trust.

         28. With respect to at least 50% of its total assets, invest more than 5% of its total assets in the securities of a single issuer and more than 25% of its total assets in the securities of a single issuer at the close of each quarter of each fiscal year. Under this limitation, each governmental subdivision, including states, territories and possessions of the United States, or their political subdivisions, agencies, authorities, instrumentalities, or similar entities will be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial development bonds backed only by the assets and revenue of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor, as well as the other issuer, subject to limited exclusions allowed by the 1940 Act.

         29. Purchase securities, if, as a result of such purchase, 25% or more of the value of the Fund's total assets would be invested in any one industry or in industrial development bonds or other securities, the interest upon which is paid from revenues of similar types of projects. However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments and repurchase agreements.

         30. Invest more than 10% of its net assets in securities subject to restrictions on resale under the Securities Act of 1933.

         The following investment limitations with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may be changed by Galaxy's Board of Trustees without shareholder approval (shareholders will be notified before any material change in this limitation becomes effective):

         31. No Fund will invest more than 5% of its total assets in industrial development bonds or other Municipal Securities when the payment of principal and interest is the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

         32. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Funds will limit their respective investments in the securities of other investment companies to those of money market funds which are of comparable or better portfolio quality and have investment objectives and policies similar to their own. Rule 2a-7 under the 1940 Act requires that the Funds limit their investments to instruments that, in the opinion of the Board of Trustees, present minimal credit risk and that, if rated, meet minimum rating standards set forth in Rule 2a-7 under the 1940 Act.
                If the instruments are not rated, the Trustees must determine that they are of comparable quality. Shares of investment companies purchased by the Funds will meet these same criteria and will have investment policies consistent with Rule 2a-7 of the 1940 Act.

         33. No Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

         34. No Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases.

         35. No Fund may purchase or sell puts, calls, straddles, spreads, or any combination thereof, except that each such Fund may purchase Municipal Securities accompanied by agreements of sellers to repurchase them at the Fund's option.

         36. No Fund may invest more than 5% of the value of its total assets in industrial development bonds where the payment of principal and interest are the responsibility of companies (or guarantors, where applicable) with less than three years of continuous operations, including the operation of any predecessor.

         37. No Fund may invest more than 10% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

          The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Funds may purchase restricted securities, which are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities laws. Certain restricted securities may be considered liquid pursuant to guidelines established by the Board of Trustees. To the extent restricted securities are deemed illiquid, each such Fund will limit its purchase, together with other securities considered to be illiquid, to 10% of its net assets.

         In addition to the foregoing limitations, (a) the Money Market, Government and U.S. Treasury Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or, with respect to the Money Market Fund, by domestic banks or by U.S. branches of foreign banks that are subject to the same regulation as domestic banks; (ii) with respect to the Money Market Fund, wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (iii) with respect to the Money Market Fund, utilities will be classified according to their services (for example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry); (b) the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may not purchase securities that would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions; and (c) the Institutional Government Money Market Fund may not purchase securities that would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.

         Each Fund may follow non-fundamental operating policies that are more restrictive than its fundamental investment limitations, as set forth in the Prospectuses and this Statement of Additional Information, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. In particular, each Fund will comply with the various requirements of Rule 2a-7 under the 1940 Act which regulates money market funds. In accordance with Rule 2a-7, the Money Market Fund is subject to the 5% limitation contained in

Investment Limitation No. 12 above as to all of its assets; however in accordance with such Rule, the Money Market Fund will be able to invest more than 5% (but no more than 25%) of its total assets in the securities of a single issuer for a period of up to three business days after the purchase thereof, provided that the Fund may not hold more than one such investment at any one time. Adherence by a Fund to the diversification requirements of Rule 2a-7 is deemed to constitute adherence to the diversification requirements of Investment Limitation No. 13 above. Each Fund will determine the effective maturity of its respective investments, as well as its ability to consider a security as having received the requisite short-term ratings by Rating Agencies, according to Rule 2a-7. A Fund may change these operating policies to reflect changes in the laws and regulations without the approval of its shareholders.

         Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Investment by the Money Market Fund or any Tax-Exempt Money Market Fund in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation on purchases of illiquid securities described above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

         The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds do not intend to borrow money in excess of 5% of the value of their respective assets or to invest more than 5% of their respective total assets in securities of foreign issuers during the next twelve months.


                                 NET ASSET VALUE

         Galaxy uses the amortized cost method of valuation to value shares of the Funds. In order to use the amortized cost method, the Funds comply with the various quality and maturity restrictions specified in Rule 2a-7 promulgated under the 1940 Act. Pursuant to this method, a security is valued at its initial acquisition cost, as adjusted for amortization of premium or accretion of discount, regardless of the impact of fluctuating interest rates on the market value of the security. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations or by fair value as determined by or under the direction of Galaxy's Board of Trustees. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the security. The value of securities in each of these Funds can be expected to vary inversely with changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

         The Funds invest only in instruments that meet the applicable quality requirements of Rule 2a-7 and maintain a dollar-weighted average portfolio maturity appropriate to their objective of maintaining a stable net asset value per share, provided that none of the Funds will purchase any security deemed to have a remaining maturity (as defined in the 1940 Act) of more than 397 days nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. Galaxy's Board of Trustees has established procedures reasonably designed, taking into account current market conditions and each Fund's investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share of each Fund, calculated by using available market quotations, deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board of Trustees will promptly consider what action, if any, should be initiated. If the Board of Trustees believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with its principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428.


                   PURCHASES OF RETAIL SHARES AND PRIME SHARES

         Investments in Retail A Shares of the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds ("Retail A Shares") (collectively, Retail A Shares and Retail B Shares of the Money Market Fund may be referred to as "Retail Shares"), and Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds ("Prime Shares") are not subject to any sales charge. Investments in Retail B Shares of the Money Market Fund are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." See "Applicable Sales Charge -- Retail B Shares" below. RETAIL B SHARES OF THE MONEY MARKET FUND HAVE HIGHER OPERATING EXPENSES THAN RETAIL A SHARES OF THE FUND AND MAY NOT BE APPROPRIATE FOR INVESTORS THAT DO NOT PLAN TO EXCHANGE INTO RETAIL B SHARES OF CERTAIN OF GALAXY'S NON-MONEY MARKET PORTFOLIOS.

         PDI has established procedures to enable different types of investors to purchase Retail Shares and Prime Shares. Retail Shares may be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Retail Shares may also be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly for their own accounts or for the accounts of others. Purchases of Retail Shares may take place only on days on which the New York Stock Exchange (the "Exchange") is open for business ("Business Days"). If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PDI on a Business Day in accordance with PDI's procedures.

         Retail Shares purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of Retail Shares will be recorded by the institution and reflected in the account statements provided to its customers. Galaxy's transfer agent may establish an account of record for each customer of an institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Retail Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Retail Shares through their institution should contact such entity directly for appropriate purchase instructions.

         Purchase orders for Prime Shares are placed by investors through selected broker/dealers. The broker/dealer is responsible for transmitting its customers' purchase orders to PDI and for wiring required funds in payment to Galaxy's custodian on a timely basis. PDI is responsible for transmitting such orders to Galaxy's transfer agent for execution. Prime Shares purchased by a broker/dealer on behalf of its customers will normally be held of record by the broker/dealer and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular broker/dealer and Galaxy's transfer agent, confirmations of Prime Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a shareholder with a copy to the broker/dealer, or will be furnished directly to the shareholder by the broker/dealer. Other procedures for the purchase of Prime Shares established by broker/dealers may apply. Purchases of Prime Shares will be effected only on Business Days.

APPLICABLE SALES CHARGES - RETAIL B SHARES

         The public offering price for Retail B Shares of the Money Market Fund is the net asset value of the Retail B Shares purchased. Although investors pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from

PDI in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares of Galaxy's non-money market portfolios. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of the Fund. Such compensation will not represent an additional expense to the Fund or its shareholders, since it will be paid from the assets of Fleet's affiliates. The contingent deferred sales charge on Retail B Shares is based on the lesser of the offering price or the net asset value of the Shares on the redemption date. As a result, no sales charge is imposed on any increase in the principal value of an investor's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

         The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PDI, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to
Section 403(b)(7) of the Code; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to the Money Market Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the combination of the Money Market Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (vi) any redemption of Retail B Shares held by an investor, provided the investor was the beneficial owner of shares of the Money Market Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs - Retail Shares - Automatic Investment Program and Systematic Withdrawal Plan" below.

         Six years after purchase, Retail B Shares of the Money Market Fund will convert automatically to Retail A Shares of the Fund. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Retail A Shares as he or she had of

Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Retail B Shares are purchased. Upon conversion, an investor would hold Retail A Shares subject to the operating expenses for Retail A Shares.

         Retail B Shares of the Money Market Fund acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates -- six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Retail B Shares of the Fund, and subsequently acquires additional Retail B Shares of the Fund only through reinvestment of dividends and/or distributions, all of such investor's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of the Fund on the same date.


      PURCHASES OF SHARES OF THE INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

         Investments in Shares of the Institutional Government Money Market Fund (referred to in the Prospectus for the Fund as Trust Shares) are not subject to any sales charge. Shares of the Institutional Government Money Market Fund may be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., FleetBoston Financial Corporation, its affiliates, their correspondent banks and other qualified banks, saving and loan associations and broker/dealers on behalf of their customers. Purchases of Shares may take place only on Business Days. If an institution accepts a purchase order from a customer on a non-Business Day, the order will not be executed until it is received and accepted by PDI on a Business Day in accordance with PDI's procedures.

         Shares of the Institutional Government Money Market Fund purchased by institutions on behalf of their customers will normally be held of record by the institution and beneficial ownership of such Shares will be recorded by the institution and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular institution and Galaxy's transfer agent, confirmations of Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a customer with a copy to the institution, or will be furnished directly to the customer by the institution. Other procedures for the purchase of Shares established by institutions in connection with the requirements of their customer accounts may apply. Customers wishing to purchase Shares through their institution should contact such entity directly for appropriate purchase instructions.


                    PURCHASES OF TRUST SHARES - MONEY MARKET,
                 GOVERNMENT, U.S. TREASURY AND TAX-EXEMPT FUNDS

         Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds are sold to investors maintaining qualified accounts at bank and trust institutions, including subsidiaries of FleetBoston Financial Corporation and, with respect to each Fund other than the Tax-Exempt Fund, to participants in employer-sponsored defined contribution plans (such institutions and plans are referred to herein collectively as "Institutions"). Trust Shares sold to such investors ("Customers") will be held of record by Institutions. Purchases of Trust Shares will be effected only on days on which PDI, Galaxy's custodian and the purchasing Institution are open for business ("Trust Business Days"). If an Institution accepts a purchase order from its Customer on a non-Trust Business Day, the order will not be executed until it is received and accepted by PDI on a Trust Business Day in accordance with the foregoing procedures.


OTHER PURCHASE INFORMATION


         On a Business Day or a Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day or Trust Business Day.

REDEMPTIONS

         Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI, except that proceeds from the redemption of Retail B Shares of the Money Market Fund will be reduced by the amount of any applicable contingent deferred sales charge. On a Business Day or Trust Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day or Trust Business Day. Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized. When redeeming Retail Shares in the Money Market Fund, investors should indicate whether they are redeeming Retail A Shares or Retail B Shares of the Fund. If an investor owns both Retail A Shares and Retail B Shares of the Money Market Fund, the Retail A Shares will be redeemed first unless the investor indicates otherwise. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

         If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.


         Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.


                                INVESTOR PROGRAMS

         The following information supplements the description in the applicable Prospectuses as to various Investor Programs available to holders of Retail Shares and Shares of the Institutional Government Money Market Fund.

EXCHANGE PRIVILEGE - RETAIL SHARES AND SHARES OF THE INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

         The minimum initial investment to establish a new account in another eligible fund by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless, with respect to Retail Shares, (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or
(ii) at the time of the exchange the investor elects, with respect to the Fund into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

         An exchange involves a redemption of all or a portion of Retail Shares or Shares and the investment of the redemption proceeds in shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The shares of a Fund or portfolio to be acquired will be purchased at the net asset value per share next determined after acceptance of the exchange request, plus any applicable sales charge.

         Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should call PFPC Inc. ("PFPC"), Galaxy's administrator, at 1-877-BUY-GALAXY (1-877-289-4252). Customers of institutions should call their institution for such information. Investors exercising the exchange privilege into other portfolios should request and review the prospectuses for these portfolios prior to making an exchange. Telephone 1-877-BUY-GALAXY (1-877-289-4252) for a prospectus or to make an exchange.

         In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

         For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.

RETIREMENT PLANS - RETAIL SHARES

         Retail Shares of the Funds, other than the Tax-Exempt Money Market Funds, are available for purchase in connection with the following tax-deferred prototype retirement plans:

         INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAs") (including traditional, Roth and Education IRAs and "rollovers" from existing retirement plans), a retirement savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

         SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPs"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

         MULTI-EMPLOYEE RETIREMENT PLANS ("MERPs"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Code. The minimum initial investment for a MERP is $500.

         KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

         Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment provisions described in the applicable Prospectus. Detailed information concerning eligibility, service fees and other matters related to these plans, and the form of application, is available from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN - RETAIL SHARES

         The Automatic Investment Program permits an investor to purchase Retail Shares of a Fund each month or each quarter. Provided an investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from the investor's checking, bank money market, NOW or savings account designated by the investor. The account designated will be debited in the specified amount and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

         The Systematic Withdrawal Plan permits an investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by the investor. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Galaxy's transfer agent (but not less than five days before a payment date). No contingent deferred sales charge will be assessed on redemptions of Retail B Shares of the Money Market Fund made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

COLLEGE INVESTMENT PROGRAM - RETAIL SHARES

         Galaxy reserves the right to redeem accounts participating in the College Investment Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. Investors participating in the College Investment Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Investment Program accounts and applications may be obtained from PDI (call 1-877-BUY-GALAXY (1-877-289-4252)).

CHECKWRITING - RETAIL SHARES

         Checkwriting is available for investors in Retail Shares. A charge for use of the checkwriting privilege may be imposed by Galaxy. There is no limit to the number of checks an investor may write per month in an amount per check of $250 or more. To obtain checks, an investor must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Fund, investors must contact PDI by telephone (1-877-BUY-GALAXY (1-877-289-4252)) or mail to obtain a signature card. A signature guarantee may be required. An investor will receive the daily dividends declared on the Retail Shares to be redeemed up to the day that a check is presented to Galaxy's custodian for payment. Upon 30 days' written notice to investors, the checkwriting privilege may be modified or terminated. An account in a Fund may not be closed by writing a check.

DIRECT DEPOSIT PROGRAM - RETAIL SHARES

     Death or legal incapacity will terminate an investor's participation in the Direct Deposit Program. An investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate an investor's participation upon 30 days' notice to the investor.


                                      TAXES

     Each of the Money Market, Government, Institutional Government Money Market, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds qualified during its last taxable year and intends to continue to qualify, and the New York Municipal Money Market Fund intends to qualify, as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     THE TAX-EXEMPT MONEY MARKET FUNDS. It is the policy of each Tax-Exempt Money Market Fund to pay dividends with respect to each taxable year equal to at least the sum of 90% of its net exempt-interest income and 90% of its investment company taxable income, if any. Dividends derived from exempt-interest income ("exempt-interest dividends") may be treated by a Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless, under the circumstances applicable to a particular shareholder, exclusion would be disallowed.

     An investment in a Tax-Exempt Money Market Fund is not intended to constitute a balanced investment program. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends for any taxable year, at the close of each taxable quarter, at least 50% of the aggregate value of a Fund's portfolio must consist of exempt-interest obligations. Within 60 days after the close of its taxable year, each Fund will notify its shareholders of the portion of the dividends paid by the Fund which constitutes exempt-interest dividends with respect to such taxable year. However, the aggregate amount of dividends so designated by a Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by a Fund with respect to any taxable year that qualifies as federal exempt-interest dividends will be the same for all shareholders receiving dividends from the Fund for such year.

STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Money Market Funds may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Dividends paid by the Connecticut Municipal Money Market Fund that qualify as exempt-interest dividends for federal income tax purposes will not be subject to the Connecticut personal income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from Connecticut Municipal Securities (as defined above). Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from Connecticut Municipal Securities, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Dividends paid by the Connecticut Municipal Money Market Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

     Distributions by the Massachusetts Municipal Money Market Fund to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and designated by the Fund as being derived from)
(i) interest on Massachusetts Municipal Securities (as defined above), or (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities. Distributions from the Fund's other net investment income and short-term capital gains will be taxable as ordinary income. Distributions from the Fund's net long-term capital gains will be taxable as long-term capital gains regardless of how long the shareholder has owned Fund shares. The tax treatment of distributions is the same whether distributions are paid in cash or in additional shares of the Fund. Distributions by the Fund to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts's corporate excise tax.

     With respect to the New York Municipal Money Market Fund, exempt-interest dividends (as defined for federal income tax purposes), derived from interest on New York Municipal Securities (as defined above) will be exempt from New York State and New York City personal income taxes (but not corporate franchise taxes), provided the interest on such obligations is and continues to be exempt from applicable federal, New York State and New York City income taxes. To the extent that investors are subject to state and local taxes outside of New York State and New York City, dividends by the Fund may be taxable income for purposes thereof. Dividends and distributions derived from income (including capital gains on all New York Municipal Securities) other than interest on New York Municipal Securities described above are not exempt from New York State and New York City taxes. Interest or indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal, New York State or New York City personal income tax purposes.

     The U.S. Treasury Fund is structured to provide shareholders, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Many states, by statute, judicial decision or administrative action, have taken the position that dividends of a regulated investment company, such as the Fund, that are attributable to interest on direct U.S. Treasury obligations or obligations of certain U.S. Government agencies, are the functional equivalent of interest from such obligations and are, therefore, exempt from state and local income taxes. Shareholders should consult their own tax advisers about the status of distributions from the Fund in their own state.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

MISCELLANEOUS

     Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year. Shareholders of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds will also be advised as to the Connecticut personal income tax, Massachusetts personal income tax and New York personal income tax consequences, respectively, of distributions made each year.


                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                     Positions                  Principal Occupation
                                     with The                   During Past 5 Years
Name and Address                     Galaxy Fund                and Other Affiliations
----------------                     -----------                ----------------------
Dwight E. Vicks, Jr.                 Chairman & Trustee         President & Director, Vicks Lithograph &
Vicks Lithograph &                                              Printing Corporation (book manufacturing
  Printing Corporation                                          and commercial printing); Director, Utica
Commercial Drive                                                Fire Insurance Company; Trustee, Savings
P.O. Box 270                                                    Bank of Utica; Director, Monitor Life
Yorkville, NY 13495                                             Insurance Company; Director, Commercial
Age 66                                                          Travelers Mutual Insurance Company;
                                                                Trustee, The Galaxy VIP Fund; Trustee,
                                                                Galaxy Fund II.


                                      -54-

                                     Positions                  Principal Occupation
                                     with The                   During Past 5 Years
Name and Address                     Galaxy Fund                and Other Affiliations
----------------                     -----------                ----------------------
John T. O'Neill(1)                   President, Treasurer       Private Investor; Executive Vice President
28 Narragansett Bay Avenue           & Trustee                  and CFO, Hasbro, Inc. (toy and game
Warwick, RI  02889                                              manufacturer until December 1999); Trustee,
Age 55                                                          The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                II.

Louis DeThomasis                     Trustee                    President, Saint Mary's College of
Saint Mary's College                                            Minnesota; Director, Bright Day Travel,
  of Minnesota                                                  Inc.; Trustee, Religious Communities Trust;
Winona, MN 55987                                                Trustee, The Galaxy VIP Fund; Trustee,
Age 59                                                          Galaxy Fund II.

Donald B. Miller                     Trustee                    Chairman, Horizon Media, Inc. (broadcast
10725 Quail Covey Road                                          services); Director/Trustee, Lexington
Boynton Beach, FL 33436                                         Funds; Chairman, Executive Committee,
Age 74                                                          Compton International, Inc. (advertising
                                                                agency); Trustee, Keuka College; Trustee,
                                                                The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                II.

James M. Seed                        Trustee                    Chairman and President, The Astra Projects,
The Astra Ventures, Inc.                                        Incorporated (land development); President,
One Citizens Plaza                                              The Astra Ventures, Incorporated
Providence, RI 02903                                            (previously, Buffinton Box Company -
Age 58                                                          manufacturer of cardboard boxes);
                                                                Commissioner, Rhode Island Investment
                                                                Commission; Trustee, The Galaxy VIP Fund;
                                                                Trustee, Galaxy Fund II.


                                      -55-

                                     Positions                  Principal Occupation
                                     with The                   During Past 5 Years
Name and Address                     Galaxy Fund                and Other Affiliations
----------------                     -----------                ----------------------
Bradford S. Wellman(1)               Trustee                    Private Investor; Vice President and
2468 Ohio Street                                                Director, Acadia Management Company
Bangor, ME  04401                                               (investment services); Director, Essex
Age 68                                                          County Gas Company, until January 1994;
                                                                Director, Maine Mutual Fire Insurance Co.;
                                                                Member, Maine Finance Authority; Trustee,
                                                                The Galaxy VIP Fund; Trustee, Galaxy Fund
                                                                II.

W. Bruce McConnel, III               Secretary                  Partner of the law firm Drinker Biddle &
One Logan Square                                                Reath LLP, Philadelphia, Pennsylvania.
18th and Cherry Streets
Philadelphia, PA 19103
Age 57

Jylanne Dunne                        Vice President and         Vice President, PFPC Inc., 1990 to present.
PFPC Inc.                            Assistant Treasurer
4400 Computer Drive
Westborough, MA 01581-5108
Age 40

William Greilich                     Vice President             Vice President, PFPC Inc., 1991-96; Vice
PFPC Inc.                                                       President and Division Manager, PFPC Inc.,
4400 Computer Drive                                             1996 to present.
Westborough, MA 01581-5108
Age 46

-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective May 28, 1999, each trustee receives an annual aggregate fee of $45,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $3,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, each Trustee was entitled to receive an annual aggregate fee of $40,000 for his services as a Trustee of the Trusts plus an additional $2,500 for each in-person Galaxy Board meeting attended, with all other fees being the same as those currently in effect.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

----------------------------------------------------------------------------------------------------------
                                                                  Pension or
                                                                  Retirement        Total Compensation
                                                               Benefits Accrued    from Galaxy and Fund
                                     Aggregate Compensation     as Part of Fund      Complex Paid to
    Name of Person/Position                From Galaxy             Expenses              Trustees
----------------------------------------------------------------------------------------------------------
Bradford S. Wellman                          $39,355                 None                 $55,750
Trustee
----------------------------------------------------------------------------------------------------------

Dwight E. Vicks, Jr.                         $42,875                 None                 $60,500
Chairman and Trustee
----------------------------------------------------------------------------------------------------------

Donald B. Miller**                           $40,042                 None                 $56,500
Trustee

----------------------------------------------------------------------------------------------------------
                                                                  Pension or
                                                                  Retirement        Total Compensation
                                                               Benefits Accrued    from Galaxy and Fund
                                     Aggregate Compensation     as Part of Fund      Complex Paid to
    Name of Person/Position                From Galaxy             Expenses              Trustees
----------------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                        $37,643                 None                 $53,250
Trustee
----------------------------------------------------------------------------------------------------------

John T. O'Neill                              $41,813                 None                 $59,000
President, Treasurer
and Trustee
----------------------------------------------------------------------------------------------------------

James M. Seed**                              $39,355                 None                 $55,750
Trustee
----------------------------------------------------------------------------------------------------------



* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 43 separate portfolios at the end of the fiscal year.

** Deferred compensation (including interest) in the amounts of $43,939 and $65,944 accrued during Galaxy's fiscal year ended October 31, 1999 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                               INVESTMENT ADVISER

     Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the following annual rates:

- with respect to the Money Market, Government and Tax-Exempt Funds, .40% of the average daily net assets of each Fund;

- with respect to the U.S. Treasury, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, .40% of the first $750,000,000 of average daily net assets of each Fund plus .35% of the average daily net assets of each Fund in excess of $750,000,000; and

- with respect to the Institutional Government Money Market Fund, .20% of the average daily net assets of the Fund.

     Fleet has advised Galaxy that, with respect to the Money Market, Government and Tax-Exempt Funds, it intends to waive advisory fees payable to it by each Fund in an amount equal to 0.05% of the average daily net assets of each Fund to the extent that a Fund's net assets exceed $750,000,000.

     During the last three fiscal years, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:

                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                  1999(1)           1998              1997
----                                                  -------           ----              ----
Money Market.....................................  $13,842,448       $11,668,106       $9,458,596
Government.......................................  $ 4,000,037       $ 4,200,651       $4,214,959
U. S. Treasury...................................  $ 4,011,663       $ 3,727,152       $3,439,391
Tax-Exempt.......................................  $ 2,320,683       $ 1,514,545       $1,275,727
Institutional Government Money Market............  $   126,310       $   128,172       $  350,902
Connecticut Municipal Money Market...............  $   856,115       $   567,175       $  497,713
Massachusetts Municipal Money Market.............  $   810,887       $   361,928       $  251,050


--------------------------------


(1) As of October 31, 1999, the New York Municipal Money Market Fund had not yet commenced operations.

     During the last three fiscal years, Fleet waived advisory fees as set forth below:

                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                   1999             1998              1997
----                                                   ----             ----              ----
Money Market.....................................  $ 1,548,921       $ 1,238,301       $  922,657
Government.......................................  $   142,862       $   171,522       $  173,566
U. S. Treasury...................................  $     0           $     0           $     0
Tax-Exempt.......................................  $     0           $     0           $     0
Institutional Government Money Market............  $   224,797       $   151,744       $  350,901
Connecticut Municipal Money Market...............  $     0           $     0           $     0
Massachusetts Municipal Money Market.............  $     0           $     0           $     0

     During the last three fiscal years, Fleet reimbursed expenses as follows:

                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                   1999             1998              1997
----                                                   ----             ----              ----
Money Market.....................................  $     0           $     0           $       17
Government.......................................  $     0           $     0           $      542
U. S. Treasury...................................  $     0           $     0           $   25,108
Tax-Exempt.......................................  $     2,099       $     0           $   15,751
Institutional Government Money Market............  $    98,487       $    23,572       $   18,206
Connecticut Municipal Money Market...............  $     0           $    54,320       $   62,664
Massachusetts Municipal Money Market.............  $     0           $    58,991       $   54,862


     The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

                                  ADMINISTRATOR

     PFPC Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westborough, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is an indirect majority-owned subsidiary of PNC Bank Corp.


     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates effective September 10, 1998:

               COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
               ---------------------------------           -----------
               Up to $2.5 billion..........................   0.090%
               From $2.5 to $5 billion.....................   0.085%
               From $5 to $12 billion......................   0.075%
               From $12 to $15 billion.....................   0.065%
               From $15 to $18 billion.....................   0.060%
               Over $18 billion............................  0.0575%

     Prior to September 10, 1998, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy at the following annual rates:

               COMBINED AVERAGE DAILY NET ASSETS           ANNUAL RATE
               ---------------------------------           -----------
               Up to $2.5 billion..........................   0.090%
               From $2.5 to $5 billion.....................   0.085%
               Over $5 billion.............................   0.075%

In addition, PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.

     From time to time, PFPC may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1999, (i) the Money Market, Government, Tax-Exempt, U.S. Treasury, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds paid PFPC administration fees at the effective annual rate of 0.08% of each Fund's average daily net assets, and (ii) the Institutional Government Money Market Fund paid PFPC administration fees (after fee waivers) at the effective annual rate of 0.05% of the Fund's average daily net assets. As of October 31,1999, the New York Municipal Money Market Fund had not yet commenced operations.

     During the last three fiscal years, PFPC received administration fees (net of fee waivers) as set forth below:

                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                1999(2)            1998              1997
----                                                -------            ----              ----
Money Market.....................................  $ 2,885,072       $ 2,596,354       $2,118,433


                                      -62-

                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                1999(2)            1998              1997
----                                                -------            ----              ----
Government.......................................  $   778,896       $   879,555       $  895,995
U. S. Treasury...................................  $   779,542       $   770,823       $  720,691
Tax-Exempt.......................................  $   435,865       $   304,716       $  263,643
Institutional Government Money Market(1).........  $   112,398       $    74,925       $  173,799
Connecticut Municipal Money Market...............  $   160,459       $   124,998       $  101,578
Massachusetts Municipal Money Market.............  $   151,558       $    84,643       $   51,212


(1) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, PFPC waived administration fees of $89,919, $61,161 and $142,012 respectively, with respect to the Institutional Government Money Market Fund.


(2) As of October 31, 1999, the New York Municipal Money Market Fund had not commenced operations.


     Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     PFPC, serves as the Funds' transfer and dividend disbursing agent, pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.

     PFPC may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-account and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of the Money Market, Government and U.S. Treasury Funds held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by PFPC for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Money Market, Government and U.S. Treasury Funds to PFPC have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

     Fleet Bank, an affiliate of Fleet, is paid a fee for Sub-Account Services performed with respect to Trust Shares of the Money Market, Government and U.S. Treasury Funds held by defined contribution plans. Pursuant to an agreement between Fleet Bank and PFPC, Fleet Bank is paid $21.00 per year for each defined contribution plan participant account. For the fiscal year ended October 31, 1999, Fleet Bank received $281,096 for Sub-Account Services. PFPC bears this expense directly, and shareholders of Trust Shares of these Funds bear this expense indirectly through fees paid to PFPC for transfer agency services.

                                    EXPENSES

     Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     The Funds do not intend to seek profits from short-term trading. Their annual portfolio turnover will be relatively high, but since brokerage commissions are normally not paid on money market instruments, it should not have a material effect on the net income of any of these Funds.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During the fiscal year ended October 31, 1999, the Money Market Fund held securities issued by Associates Corp. of North America in the aggregate value of $149,676,111, and securities issued by J.P. Morgan with a value of $99,778,194. Associates Corp. of North America and J.P. Morgan are considered to be "regular brokers or dealers" of Galaxy.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                  SHAREHOLDER SERVICES PLAN -- RETAIL A SHARES

     Galaxy has adopted a Shareholder Services Plan with respect to Retail A Shares of each Fund that offers Retail A Shares pursuant to which Galaxy intends to enter into servicing agreements with institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, institutions render certain administrative and support services to customers who are the beneficial owners of Retail A Shares in consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Retail A Shares of a Fund beneficially owned by such customers. Services under the Shareholder Services Plan may include: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with PDI; processing dividend payments from a Fund; providing customers with information as to their positions in Retail A Shares; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to customers. Such services are intended to supplement the services provided by PFPC as administrator and transfer agent.

     Although the Shareholder Services Plan has been approved with respect to Retail A Shares of the Funds and Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, as of the date of this Statement of Additional Information, Galaxy intends to enter into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and to limit the payment under these servicing agreements for each Fund to no more than .10% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by customers of institutions. Galaxy understands that institutions may charge fees to their customers who are the beneficial owners of Retail A Shares in connection with their accounts with such institutions. Any such fees would be in addition to any amounts which may be received by an institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, institutions are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Retail A Shares. As of October 31, 1999, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and an institution relating to the Shareholder Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the institution agree to waive a portion of the servicing fee payable to it under the Shareholder Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     During the last three fiscal years, Galaxy made payments to institutions (net of expense reimbursements) with respect to Retail A Shares of the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds as shown in the table below:

                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                  1999(2)           1998              1997
----                                                  -----             ----              ----
Money Market.....................................  $ 2,222,784       $ 2,057,474       $1,430,359
Government.......................................  $   360,723       $   364,278       $  346,517
U. S. Treasury...................................  $   590,338       $   569,986       $  507,400
Tax-Exempt.......................................  $   169,840       $   163,842       $  133,048
Connecticut Municipal Money Market(1)............  $   137,245       $   155,374       $  111,361
Massachusetts Municipal Money Market(1)..........  $   133,010       $   105,230       $   58,905


(1) For the fiscal year ended October 31, 1999, Fleet and affiliates reimbursed shareholder servicing fees of $76,784 for the Connecticut Municipal Money Market Fund, and $69,574 for the Massachusetts Municipal Money Market Fund.


(2) As of October 31, 1999, the New York Municipal Money Market Fund had not yet commenced operations.

     Galaxy's Servicing Agreements are governed by the Shareholder Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Shareholder Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with institutions must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with institutions based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with institutions must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with institutions are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.

                         DISTRIBUTION AND SERVICES PLANS

                               RETAIL B SHARE PLAN

     Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Retail B Shares of the Money Market Fund (the "Retail B Share Plan"). Under the Retail B Share Plan, Galaxy may pay (a) PDI or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Retail B Share Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares, and
(ii) to an institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .25%, respectively, of the average daily net assets attributable to the Money Market Fund's outstanding Retail B Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Money Market Fund's payments for shareholder liaison and administrative support services under the Retail B Share Plan to an aggregate fee of not more than .10% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by customers of institutions.

     During the last three fiscal years, Retail B Shares of the Money Market Fund paid distribution fees and shareholder servicing fees (net of expense reimbursements) under the Retail B Share Plan as set forth in the table below:

                                                                            SHAREHOLDER
FOR THE FISCAL YEAR ENDED OCTOBER 31:               DISTRIBUTION FEES      SERVICES FEES
-------------------------------------               -----------------      -------------
1999(2)...........................................       $14,506               $3.00
1998..............................................       $4,377                $674
1997(1)...........................................       $1,869                $288


(1) For the period March 6, 1997 (date of initial public offering) through October 31, 1997.


(2) For the fiscal year ended October 31, 1999, Fleet and affiliates reimbursed shareholder servicing fees of $1,817.

During this period, all amounts paid under the Retail B Share Plan were attributable to payments to broker-dealers.


                                PRIME SHARE PLAN

     Galaxy has also adopted a Distribution and Services Plan pursuant to the Rule with respect to Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds (the "Prime Share Plan"). Under the Prime Share Plan, Galaxy may pay (i) PDI or another person for distribution services provided and expenses assumed, and (ii) broker-dealers, financial institutions or other organizations for shareholder administrative support services provided to holders of Prime Shares of the Funds. Payments to PDI are to compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of Prime Shares, including compensating dealers and other sales personnel, direct advertising and marketing expenses and expenses incurred in connection with preparing printing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing prospectuses and statements of additional information (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Prime Share Plan.

     The servicing agreements adopted under the Prime Share Plan require the organizations receiving such compensation to perform certain services, including providing administrative services with respect to the beneficial owners of Prime Shares of the Funds, such as establishing and maintaining accounts and records for their customers who invest in such shares, assisting customers in processing purchase, exchange and redemption requests and/or in changing dividend options and account descriptions, developing, maintaining and supporting systems necessary to support cash management services, such as sweep arrangements, and responding to customer inquiries concerning their investments.

     Under the Prime Share Plan, payments by Galaxy (i) for distribution expenses may not exceed .75% (annualized) of the average daily net assets attributable to each Fund's Prime Shares, and (ii) to a broker-dealer, financial institution, or other organizations for shareholder administrative support services may not exceed .25% (annualized) of the average daily net assets attributable to each Fund's outstanding Prime Shares which are owned of record or beneficially by that organization's customers for whom the organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the payments under the Prime Share Plan to an aggregate fee of not more than .45% (on an annualized basis) of the average daily net assets of each Fund's Prime Shares. In addition, Fleet may make payments for distribution assistance and for shareholder administrative support services from its own resources, which may include the advisory fee paid by each Fund.


                    RETAIL B SHARE PLAN AND PRIME SHARE PLAN

     Payments for distribution expenses under the Retail B Share Plan and Prime Share Plan (together the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that reports of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. Each 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of the Money Market Fund or Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds, as the case may be, may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the Retail B Share Plan will benefit the Money Market Fund and the holders of its Retail B Shares and that the Prime Share Plan will benefit the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds and the holders of their Prime Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to the Funds by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of Retail B Shares with respect to the Retail B Share Plan, or by vote of the holders of a majority of Prime Shares with respect to the Prime Share Plan. Agreements entered into pursuant to the 12b-1 Plans with a broker-dealer, financial institution, or other organization are terminable with respect to the Funds without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Retail B Shares with respect to the Retail B Share Plan, or by vote of the holders of a majority of Prime Shares with respect to the Prime Share Plan, by PDI, or by the broker-dealer, financial institution, or other organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR

     PDI serves as Galaxy's distributor. PDI is a registered broker-dealer with principal offices located at Four Falls Corporate Center, 6th floor, West Conshohocken, Pennsylvania 19428-2961. Jane Haegele is the sole shareholder of PDI.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and PDI remains in effect until November 30, 2000, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     PDI is entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of the contingent deferred sales charges upon the redemption of Retail B Shares of the Money Market Fund. For the fiscal years ended October 31, 1999 and October 31, 1998, and for the period March 6, 1997 (date of initial public offering) through October 31, 1997, FD Distributors received contingent deferred sales charges of $26,785, $12,243 and $655, respectively, in connection with Retail B Share redemptions in the Money Market Fund.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1999*:

                          Net Underwriting        Compensation on     Brokerage Commissions
                            Discounts and         Redemption and        in Connection with          Other
         Fund              Commissions(1)          Repurchase(2)        Fund Transactions       Compensation(3)
         ----              --------------          -------------        -----------------       ---------------
Money Market                   $26,785                $26,785                   $0                 $2,209,203
Government                       N/A                    N/A                     $0                  $360,807
Tax-Exempt                       N/A                    N/A                     $0                  $168,955
U.S. Treasury                    N/A                    N/A                     $0                  $586,765
Institutional                    N/A                    N/A                     $0                      N/A
  Government
  Money Market
Connecticut                      N/A                    N/A                     $0                  $207,104
  Municipal Money
  Market
Massachusetts                    N/A                    N/A                     $0                  $193,473
  Municipal Money
  Market

----------------

* The New York Municipal Money Market Fund was not in operation and the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds did not offer Prime Shares during the fiscal year ended October 31, 1999.
(1) Represents amounts received from commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan for Retail B Shares during the fiscal year ended October 31, 1999, which includes fees accrued in the fiscal year ended October 31, 1998, which were paid in 1999 (see "Shareholder Services Plan - Retail A Shares" and "Distribution and Services Plans - Retail B Share Plan" above).


                                    AUDITORS



     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders with respect to the Funds (the "Annual Reports") and incorporated by reference into this Statement of Additional Information for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP. For the respective fiscal years and periods prior to October 31, 1999, the financial highlights for the Funds included in the Prospectuses and the financial statements for such years and periods contained in the Annual Reports were audited by PricewaterhouseCoopers LLP, Galaxy's former auditors.


                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, are counsel to Galaxy and will pass upon certain legal matters on its behalf. The law firm of Day, Berry & Howard LLP, CityPlace, Hartford, Connecticut 06103-3499, serves as special Connecticut counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Connecticut Municipal Money Market Fund concerning Connecticut taxes and the description of special considerations relating to Connecticut Municipal Securities. The law firm of Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624, serves as special Massachusetts counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the Massachusetts Municipal Money Market Fund concerning Massachusetts taxes and the description of special considerations relating to Massachusetts Municipal Securities. The law firm of Willkie Farr and Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, serves as special New York counsel to Galaxy and has reviewed the portion of this Statement of Additional Information and the Prospectuses with respect to the New York Municipal Money Market Fund concerning New York taxes and the description of special considerations relating to New York Municipal Securities.


                        PERFORMANCE AND YIELD INFORMATION

     The standardized annualized seven-day yields for the Funds are computed by:
(1) determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in a Fund having a balance of one share at the beginning of a seven-day period, for which the yield is to be quoted, (2) dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and (3) annualizing the results (I.E., multiplying the base period return by (365/7)). The net change in the value of the account in each Fund includes the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares, and all fees that are charged by a Fund to all shareholder accounts in proportion to the length of the base period, other than non-recurring account and sales charges. For any account fees that vary with the size of the account, the amount of fees charged is computed with respect to the Fund's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective compound yield quotation for each Fund is computed by adding 1 to the unannualized base period return (calculated as described above), raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

     In addition, the Tax-Exempt, Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may calculate a "tax equivalent yield." The tax equivalent yield is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the Fund's computed yield that is not tax-exempt. Tax equivalent yields assume the payment of federal income taxes at a rate of 31%. Tax equivalent yields of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds assume 42.30%, 43.20% and 43.80% combined federal and state tax rates, respectively, and indicate what each Fund would have had to earn to equal its actual yield, assuming that income earned by a Fund is 100% tax-exempt.

     The current yields for the Funds may be obtained by calling PDI at 1-877-BUY-GALAXY (1-877-289-4252).

     For the seven-day period ended October 31, 1999, the annualized yields and effective yields for Retail A Shares of the Money Market, Government, U.S. Treasury, Tax-Exempt, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, and the tax-equivalent yield for Retail A Shares of the Tax-Exempt Fund, Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds, were as set forth below:


                                                                                      TAX-EQUIVALENT
FUND                                               ANNUALIZED YIELD  EFFECTIVE YIELD       YIELD
----                                               ----------------  ---------------       -----
Money Market.....................................       4.80%             4.92%              *
Government.......................................       4.75%             4.86%              *
U. S. Treasury...................................       4.28%             4.37%              *
Tax-Exempt.......................................       2.76%             2.80%            4.00%
Connecticut Municipal Money Market...............       2.71%             2.74%            4.70%
Massachusetts Municipal Money Market.............       2.73%             2.77%            4.81%

----------------------
*    Not applicable

     As of October 31, 1999, the New York Municipal Money Market Fund had not yet commenced operations.

     For the seven-day period ended October 31, 1999, the annualized yields and effective yields for Trust Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds, and the tax-equivalent yield for Trust Shares of the Tax-Exempt Fund were as set forth below:

                                                                                      TAX-EQUIVALENT
FUND                                               ANNUALIZED YIELD  EFFECTIVE YIELD       YIELD
----                                               ----------------  ---------------       -----
Money Market                                            4.96%             5.08%              *
Government                                              4.88%             5.00%              *
U. S. Treasury                                          4.43%             4.52%              *
Tax-Exempt                                              2.90%             2.94%            4.20%

----------------------
*    Not applicable

     For the seven-day period ended October 31, 1999, the annualized yield and effective yield for Retail B Shares of the Money Market Fund were 3.95% and 4.03%, respectively.


     For the seven day period ended October 31, 1999, the annualized yield and effective yield for Shares of the Institutional Government Money Market Fund were 5.17% and 5.30%, respectively.

     The U.S. Treasury Fund may calculate a "state flow through yield," which shows the level of taxable yield needed to produce an after-tax yield equivalent to a particular state's tax-exempt yield achieved by the Fund. The state flow through yield refers to that portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities and which qualifies for exemption from state taxes. The yield calculation assumes that 100% of the interest income is exempt from state personal income tax. A state flow through yield is computed by dividing that portion of the Fund's yield which is tax-exempt by one minus a stated income tax rate. Based on the foregoing calculation and assuming, for purposes of illustration, state income tax rates of 3%, 7% and 11%, the state flow through yields for the seven-day period ended October 31, 1999 for Retail A Shares and Trust Shares of the U.S. Treasury Fund were as set forth below:

SERIES                                               3%               7%               11%
------                                               --               --               ---
Retail A Shares                                    4.41%             4.60%            4.81%
Trust Shares                                       4.57%             4.76%            4.98%

     Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds were not offered prior to the date of this Statement of Additional Information.

TAX-EQUIVALENCY TABLES - CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET AND NEW YORK MUNICIPAL MONEY MARKET FUNDS

     The Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds may use tax-equivalency tables in advertising and sales literature. The interest earned by the Municipal Securities in the Funds' respective portfolios generally remains free from federal regular income tax, and from the regular personal income tax imposed by Connecticut, Massachusetts and New York. Some portion of either Fund's income may, however, be subject to the federal alternative minimum tax and state and local regular or alternative minimum taxes. As the tables below indicate, "tax-free" investments may be attractive choices for investors, particularly in times of narrow spreads between "tax-free" and taxable yields.

     The charts below are for illustrative purposes only and use tax brackets that were in effect beginning January 1, 2000. These are not indicators of past or future performance of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds.


     Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent for each chart. Moreover, the charts do not reflect the possible effect of all items relating to the effective marginal tax rate, such as alternative minimum tax, personal exemptions, tax credits, the phase-out of exemptions or credits, itemized deductions (including the federal deduction for state taxes paid) or the possible partial disallowance of deductions.


     Connecticut Note: The charts below do not address taxable equivalent yields applicable to married taxpayers filing separate returns or heads of households.

     Investors are urged to consult their own tax advisors as to these matters.


CONNECTICUT:  2000

Equivalency yields:  Tax-Exempt

                                                   Connecticut Tax-Equivalent Yields**
$Taxable Income*  State   Federal Combined         ---------------------------------------------------------------------------------
Single            Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-26,250         3.96%   15%     18.37%           3.68%  4.29%  4.90%  5.51%  6.13%  6.74%  7.35%   7.96%   8.58%   9.19%   9.80%
26,251-63,550     4.50%   28%     31.24%           4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%   9.45%   10.18%  10.91%  11.63%
63,551-132,600    4.50%   31%     34.11%           4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%   9.86%   10.62%  11.38%  12.14%
132,601-288,350   4.50%   36%     38.88%           4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 288,350      4.50%   39.6%   42.32%           5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------------

$Taxable Income*                                   Connecticut Tax-Equivalent Yields**
Married           State   Federal Combined         ---------------------------------------------------------------------------------
Filing Jointly    Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-43,850         3.825%  15%     18.25%           3.67%  4.28%  4.89%  5.50%  6.12%  6.73%  7.34%   7.95%   8.56%   9.17%   9.79%
43,851-105,950    4.50%   28%     31.24%           4.36%  5.09%  5.82%  6.54%  7.27%  8.00%  8.73%   9.45%   10.18%  10.91%  11.63%
105,951-161,450   4.50%   31%     34.11%           4.55%  5.31%  6.07%  6.83%  7.59%  8.35%  9.11%   9.86%   10.62%  11.38%  12.14%
161,451-288,350   4.50%   36%     38.88%           4.91%  5.73%  6.54%  7.36%  8.18%  9.00%  9.82%   10.63%  11.45%  12.27%  13.09%
Over 288,350      4.50%   39.6%   42.32%           5.20%  6.07%  6.93%  7.80%  8.67%  9.54%  10.40%  11.27%  12.14%  13.00%  13.87%
------------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Connecticut tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Connecticut tax-exempt yield for a Connecticut tax payer in the specified income bracket.

MASSACHUSETTS:  2000

Equivalent Yields:  Tax-Exempt

$Taxable Income*                                   Massachusetts Tax-Equivalent Yields**
                  State   Federal Combined         ---------------------------------------------------------------------------------
Single            Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-26,250         5.85%   15.0%   19.97%           3.75%  4.37%   5.00% 5.62%  6.25%  6.87%  7.50%   8.12%   8.75%   9.37%   10.00%
26,251-63,550     5.85%   28.0%   32.21%           4.43%  5.16%   5.90% 6.64%  7.38%  8.11%  8.85%   9.59%   10.33%  11.06%  11.80%
63,551-132,600    5.85%   31.0%   35.04%           4.62%  5.39%   6.16% 6.93%  7.70%  8.47%  9.24%   10.01%  10.78%  11.55%  12.32%
132,601-288,350   5.85%   36.0%   39.74%           4.98%  5.81%   6.64% 7.47%  8.30%  9.13%  9.96%   10.79%  11.62%  12.45%  13.28%
Over 288,350      5.85%   39.6%   43.13%           5.28%  6.15%   7.03% 7.91%  8.79%  9.67%  10.55%  11.43%  12.31%  13.19%  14.07%
------------------------------------------------------------------------------------------------------------------------------------


                                                   Massachusetts Tax-Equivalent Yields**
$Taxable Income*  State   Federal Combined         ---------------------------------------------------------------------------------
Married Filing
  Jointly         Rate    Rate    Effective Rate   3.0%   3.5%   4.0%   4.5%   5.0%   5.5%   6.0%    6.5%    7.0%    7.5%    8.0%
------------------------------------------------------------------------------------------------------------------------------------
$0-43,850         5.85%   15.0%   19.97%           3.75%  4.37%  5.00%  5.62%  6.25%  6.87%  7.50%   8.12%   8.75%   9.37%   10.00%
43,851-105,950    5.85%   28.0%   32.21%           4.43%  5.16%  5.90%  6.64%  7.38%  8.11%  8.85%   9.59%   10.33%  11.06%  11.80%
105,951-161,450   5.85%   31.0%   35.04%           4.62%  5.39%  6.16%  6.93%  7.70%  8.47%  9.24%   10.01%  10.78%  11.55%  12.32%
161,451-288,350   5.85%   36.0%   39.74%           4.98%  5.81%  6.64%  7.47%  8.30%  9.13%  9.96%   10.79%  11.62%  12.45%  13.28%
Over 288,350      5.85%   39.6%   43.13%           5.28%  6.15%  7.03%  7.91%  8.79%  9.67%  10.55%  11.43%  12.31%  13.19%  14.07%
------------------------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income for Massachusetts tax purposes is the same as defined in the Internal Revenue Code. In fact, however, Massachusetts taxable income may differ due to differences in exemptions, itemized deductions or other items.

** Each entry represents the taxable yield that is the equivalent to the specified Federal and Massachusetts tax-exempt yield for a Massachusetts tax payer in the specified income bracket.

NEW YORK STATE AND CITY:  2000

Equivalent yields: Tax-exempt

                                   State              New York State   New York State
$Taxable Income*    City     State  City      Federal  and Federal      City and Federal
Single              Rate***  Rate   Combined  Rate     Effective Rate   Effective Rate**
-----------------------------------------------------------------------------------------
$0 - 8,000          3.021%   4%     7.021%    15%      18.40%           20.9679%
 8,001 - 11,000     3.021%   4.5%   7.521%    15%      18.825%          21.3929%
 11,001 - 12,000    3.021%   5.25%  8.271%    15%      19.4625%         22.0304%
 12,001 - 13,000    3.665%   5.25%  8.915%    15%      19.4625%         22.5778%
 13,001 - 20,000    3.665%   5.9%   9.565%    15%      20.015%          23.1303%
 20,001 - 25,000    3.665%   6.85%  10.515%   15%      20.8225%         23.9378%
 25,001 - 26,250    3.722%   6.85%  10.572%   15%      20.8225%         23.9863%
 26,251 - 50,000    3.722%   6.85%  10.572%   28%      32.9320%         35.6119%
 50,001 - 63,550    3.779%   6.85%  10.629%   28%      32.9320%         35.6530%
 63,551 - 132,600   3.779%   6.85%  10.629%   31%      35.7265%         38.3341%
 132,601 - 288,350  3.779%   6.85%  10.629%   36%      40.3840%         42.8026%
 Over 288,350       3.779%   6.85%  10.629%   39.6%    43.7374%         46.0200%
------------------------------------------------------------------------------------------


                   New York Tax Equivalent Yields:****
$Taxable Income*   --------------------------------------------------------------------------------------------------
Single              3.0%    3.5%      4.0%       4.5%     5.0%     5.5%     6.0%    6.5%     7.0%     7.5%     8.0%
---------------------------------------------------------------------------------------------------------------------

$0 - 8,000          3.80%   4.43%     5.06%      5.69%    6.33%    6.96%    7.59%   8.22%    8.86%    9.49%    10.12%
 8,001 - 11,000     3.82%   4.45%     5.09%      5.72%    6.36%    7.00%    7.63%   8.27%    8.91%    9.54%    10.18%
 11,001 - 12,000    3.85%   4.49%     5.13%      5.77%    6.41%    7.05%    7.70%   8.34%    8.98%    9.62%    10.26%
 12,001 - 13,000    3.87%   4.52%     5.17%      5.81%    6.46%    7.10%    7.75%   8.40%    9.04%    9.69%    10.33%
 13,001 - 20,000    3.90%   4.55%     5.20%      5.85%    6.50%    7.15%    7.81%   8.46%    9.11%    9.76%    10.41%
 20,001 - 25,000    3.94%   4.60%     5.26%      5.92%    6.57%    7.23%    7.89%   8.55%    9.20%    9.86%    10.52%
 25,001 - 26,250    3.95%   4.60%     5.26%      5.92%    7.76%    7.24%    7.89%   8.55%    9.21%    9.87%    10.52%
 26,251 - 50,000    4.66%   5.44%     6.21%      6.99%    7.77%    8.54%    9.32%   10.10%   10.87%   11.65%   12.42%
 50,001 - 63,550    4.66%   5.44%     6.22%      6.99%    7.77%    8.55%    9.32%   10.10%   10.88%   11.66%   12.43%
 63,551 - 132,600   4.86%   5.68%     6.49%      7.30%    8.11%    8.92%    9.73%   10.54%   11.35%   12.16%   12.97%
 132,601 - 288,350  5.24%   6.12%     6.99%      7.87%    8.74%    9.62%    10.49%  11.36%   12.24%   13.11%   13.99%
 Over 288,350       5.56%   6.48%     7.41%      8.34%    9.26%    10.19%   11.12%  12.04%   12.97%   13.89%   14.82%
---------------------------------------------------------------------------------------------------------------------


                                    State              New York State   New York State
$Taxable Income*    City     State  City      Federal  and Federal      City and Federal
Single              Rate***  Rate   Combined  Rate     Effective Rate   Effective Rate**
-----------------------------------------------------------------------------------------
$0 - 16,000         3.021%   4%     7.021%    15%      18.40%           20.9679%
 16,001 - 21,600    3.021%   4.5%   7.521%    15%      18.8250%         21.3929%
 21,601 - 22,000    3.665%   4.5%   8.165%    15%      18.8250%         21.9403%
 22,001 - 26,000    3.665%   5.25%  8.915%    15%      19.4625%         22.5778%
 26,001 - 40,000    3.665%   5.9%   9.565%    15%      20.0150%         23.1303%
 40,001 - 43,850    3.665%   6.85%  10.515%   15%      20.8225%         23.9378%
 43,851 - 45,000    3.665%   6.85%  10.515%   28%      32.9320%         35.5709%
 45,001 - 105,950   3.722%   6.85%  10.572%   28%      32.9320%         35.6119%
 105,951 - 161,450  3.779%   6.85%  10.629%   31%      35.7265%         38.3341%
 161,451 - 288,350  3.779%   6.85%  10.629%   36%      40.3840%         42.8026%
 over 288,350       3.779%   6.85%  10.629%   39.6%    43.7374%         46.0200%
-----------------------------------------------------------------------------------------


                    New York Tax Equivalent Yields:****
$Taxable Income*   -------------------------------------------------------------------------------------------------
Single               3.0%    3.5%      4.0%       4.5%     5.0%     5.5%     6.0%    6.5%     7.0%     7.5%     8.0%
--------------------------------------------------------------------------------------------------------------------
$0 - 16,000         3.80%    4.43%     5.06%      5.69%   6.33%    6.96%    7.59%    8.22%    8.86%   9.49%    10.12%
 16,001 - 21,600    3.82%    4.45%     5.09%      5.72%   6.36%    7.00%    7.63%    8.27%    8.91%   9.54%    10.18%
 21,601 - 22,000    3.84%    4.48%     5.12%      5.76%   6.41%    7.05%    7.69%    8.33%    8.97%   9.61%    10.25%
 22,001 - 26,000    3.87%    4.52%     5.17%      5.81%   6.46%    7.10%    7.75%    8.40%    9.04%   9.69%    10.33%
 26,001 - 40,000    3.90%    4.55%     5.20%      5.85%   6.50%    7.15%    7.81%    8.46%    9.11%   9.76%    10.41%
 40,001 - 43,850    3.94%    4.60%     5.26%      5.92%   6.57%    7.23%    7.89%    8.55%    9.20%   9.86%    10.52%
 43,851 - 45,000    4.66%    5.43%     6.21%      6.98%   7.76%    8.54%    9.31%    10.09%   10.86%  11.64%   12.42%
 45,001 - 105,950   4.66%    5.44%     6.21%      6.99%   7.77%    8.54%    9.32%    10.10%   10.87%  11.65%   12.42%
 105,951 - 161,450  4.86%    5.68%     6.49%      7.30%   8.11%    8.92%    9.73%    10.54%   11.35%  12.16%   12.97%
 161,451 - 288,350  5.24%    6.12%     6.99%      7.87%   8.74%    9.62%    10.49%   11.36%   12.24%  13.11%   13.99%
 over 288,350       5.56%    6.48%     7.41%      8.34%   9.26%    10.19%   11.12%   12.04%   12.97%  13.89%   14.82%
----------------------------------------------------------------------------------------------------------------------

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the New York State or City Personal Income Tax law; however, New York state or city taxable income may differ due to differences in exemptions, itemized deductions, and other items.

** For federal tax purposes, these combined rates reflect the applicable marginal rates for 2000, including indexing for inflation. These rates include the effect of deducting state and city taxes on your Federal return. For New York purposes, these combined rates reflect the New York State and New York City tax and surcharge rates for 2000.

*** The New York City rate is comprised of the tax base rate and city surcharge for 2000.

****     These represent New York State, City, and Federal Equivalent Yields.

PERFORMANCE REPORTING

         From time to time, in advertisements or in reports to shareholders, the yields of the Funds, as a measure of their performance, may be quoted and compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, such data is reported in national financial publications such as DONOGHUE'S MONEY FUND REPORT[cad 176], a widely recognized independent publication that monitors the performance of mutual funds. Also, the Funds' yield data may be reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL, and THE NEW YORK TIMES, or in publications of a local or regional nature. The performance of the Money Market, Government, U.S. Treasury and Institutional Government Money Market Funds may also be compared to the average yields reported by the BANK RATE MONITOR for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Yield data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares and/or BKB Shares of the Money Market, Government, U.S. Treasury and Tax-Exempt Funds and for Retail A Shares and Prime Shares of the Connecticut Municipal Money Market, Massachusetts Municipal Money Market and New York Municipal Money Market Funds.

         The yield of a Fund refers to the income generated over a seven-day period identified in the advertisement and is calculated as described above. Each Fund may also advertise its "effective yield" which is calculated as described above. The "effective yield" will be slightly higher because of the compounding effect of the assumed reinvestment. Also, each Tax-Exempt Money Market Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" is computed as described above. The U.S. Treasury Fund may also advertise a "state flow through yield," as discussed above.

         The Funds' yields will fluctuate and any quotation of yield should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged directly by institutions to accounts of customers that have invested in shares of a Fund will not be included in calculations of yield.

         The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                  MISCELLANEOUS

         As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

         Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

         A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.







         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.71%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.83%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (94.67%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (90.51%); Luitpold Pharmaceuticals Inc., Kirk Sobecki, CFO, ATTN: Harold Noviello, One Luitpold Drive, Shirley, NY 11967 (6.28%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (78.09%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.16%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.11%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (69.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (16.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (14.06%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (52.62%); International Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (43.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.80%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.94%); Growth & Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (76.51%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (19.76%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (93.31%); Gales & Co., Fleet Investment Services, Mutual Funds Unit --NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.97%); Small Company Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (63.45%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.75%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.32%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (17.96%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (48.81%); Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (97.52%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (25.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.94%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (38.13%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (60.55%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.74%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (46.26%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (20.25%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.27%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.39%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (71.43%); Gales Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (23.98%) Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (44.64%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (45.38%); Bob & Co., c/o Bank of Boston, Attn: Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (8.09%); Corporate Bond Fund - Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (42.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.79%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (15.43%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.24%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (67.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.44%); Bob & Co., c/o Bank of Boston, ATTN:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (13.20%); New
Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (51.12%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (34.02%); Bob & Co., c/o Bank of Boston, ATTN: Mutual Fund Dept. 45-02-06, P.O. Box 1805, Boston, MA 02105-1809 (14.56%).

         As of February 9, 2000, the name address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: U.S. Treasury Money Market Fund -- U. S. Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004 (10.38%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (59.39%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (50.11%); International Equity Fund -- Charles Schwab & Co., Inc., Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.98%); Tax-Exempt Bond Fund -- Danny Schulman, 9 Corn Mill Ct., Upper Saddle River, NJ 07458-1232 (8.20%); Connecticut Municipal Bond Fund -- Marle Luida Carcangiu, Juan Rosai Ulma CT, 36 Beach Ave., Milford, CT 06460 (5.77%); Massachusetts Municipal Bond Fund -- Al Lodice, 63 Winter St., Lexington, MA 02420-1209 (6.08%); Rhode Island Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (35.52%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02862-1208 (7.51%); Bob & Co., c/o Bank of Boston, Attn:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (20.01%); New
York Municipal Bond Fund -- Marilyn J. Brantley, 5954 Van Allen Road, Belfast, NY 14711-8750 (10.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#978-61025-18, Lipco Action Electric J.V., Anthony Spina-President, 19-55 37th Street, Astoria, NY 11105-1118 (6.65%); New Jersey Municipal Bond Fund -- Serena W. Peng, 70 Chelsea, Watchung, NJ 07060-6424 (79.60%); William Minnaard, 50 Rock Road Unit A6, Hawthorne, NJ 07506-1570 (6.25%).


         As of February 9, 2000, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Ralph V. Luciano & Claire E. Luciano JTWROS, 8651 Ethans Glen Terrace, Jacksonville, FL 32256-9072 (5.20%); Steven R. Schwartz, 2393 Lake Elmo Ave. N, Lake Elmo, MN 55042-8407 (5.89%); Wylie O'Brien, 69 Edgewood Ave., Haverhill, MA 01832-2909 (5.36%); Strategic Equity Fund -- Betsey Tan, 7 Donovan's Lane, Natick, MA 01760-3615 (7.18%); Intermediate Government Income Fund -- Adriana Vita, 345 Park Ave., New York, NY 10154 (7.71%); Short-Term Bond Fund -- Chelsea Police Relief Assoc., John R. Phillips, Treas. & Michael McCona, Clerk, 180 Crescent Avenue, Chelsea, MA 02150-3017 (15.08%); Josua Colon Cust, Hazel Colon UGMA CT, 400 Lasalle Street, New Britan, CT 06051-1316 (8.41%); Elizabeth Mugar, 10 Chestnut St., Apt. 1808, Springfield, MA 01103-1709 (8.04%); Tax-Exempt Bond Fund -- David Fendler, Sylvia Fendler JTWROS, 72 Brinkerhoff Ave., Stamford, CT 06905-3203 (7.93%); Frances E. Stady, P.O. Box 433, 3176 Main St., Yorkshire, NY 14173-0433 (6.19%); U.S. Clearing Corp., FBO#978-02869-11, Carol Guy & Ali E.
Guy, 14 Thomas St., Scarsdale, NY 10583-1031 (5.20%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime A Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities, Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (49.88%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-697238-17, Sara Mallow, 6415 NW 24th Street, Boca Raton, FL 33439-4320 (26.03%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#120-97689-18, Yook Y. Doo, 46-34 Robinson St., Flushing, NY 11355-3445 (8.66%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#021-90471-15, Mabel L. Bowman, 35634 Meyers Ct., Fremont, CA 94536-2540 (6.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#143-27206-11, Mary V. Mastroianni & Pasqual Mastroianni JT Ten, 1811 Randolph Road, Schenectady, NY 12308-2021 (5.33%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#125-98055-11, Albert F. Twanmo, 6508 81st Street, Cabin John, MD 20818-1203 (80.62%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#136-99157-13, Jon-Paul Dadaian, Roth IRA Account, 178 Clarken Drive, West Orange, NJ 07052-3441 (14.83%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#160-27022-17, Linda Shaw, Trustee for the Linda J. Shaw Trust, 920 Meadows Road, Geneva, IL 60134-3052 (35.29%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#113-27816-16, Pamela M. Fain, 68 Oak Ridge Drive, Bethany, CT 06524-3118 (28.59%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (23.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-80060-19, Saint Clare School Endowment Fund, Attn: Fr. O'Shea, Andrew J. Houvouras &/or Bruce Blatman, 821 Prosperity Farms Road, No. Palm Beach, FL 33406-4299 (6.20%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97697-11, Ray Wayne Prince, 11010 Stephens Road, Berlin Heights, OH 44814-9673 (22.65%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#170-29789-15, Nicholas G. Roselli & Nicholas A. Roselli JT WROS, 315 Southampton Road, Westfield, MA 01085-1360 (7.45%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (14.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-97238-17, Sara Mallow, IRA Account, 6415 NW 24th Street, Boca Raton, FL 33434-4320 (22.83%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98586-13, Pamela Ann Radamaker, 1001 Trainway Blvd. NE, Albuquerque, NM 87112-6280 (13.12%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-97099-17, James Kenneth Winter, IRA Rollover Account, 28 South Fork Cove, Senatobia, MS 38668-6329 (5.26%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (28.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#150-98301-11, N. Clifford Nelson Jr., 58 Middlebury Road, Orchard Park, NY 14127-3581 (18.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-60254-19, Frederick W. Geissinger, 601 NW 2nd Street, Evansville, IN 47708-1013 (17.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-97564-14, Thomas X. McKenna, 170 Turtle Creek Drive, Tequesta, FL 33469-1547 (12.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31296-18, Edward U. Roddy III, 109 Angler Avenue, Palm Beach, FL 33480-3101 (8.82%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#165-26664-29, Special Risk Underwriters, P.O. Box 54699, Phoenix, AZ 85078-4699 (5.66%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-30971-12, Doris G. Schack, FBO-Doris G. Schack Living Trust, 9161 East Evans, Scottsdale, AZ 85260-7575 (71.89%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-02964-11, Jane L. Grayhurst, 770 Boylston St., Apt. 10-G, Boston, MA 02199-7709 (15.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#132-90090-11, Virginia Holmes,
303 Bella Vista Drive, Ithaca, NY 14850-5774 (12.21%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime B Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfeld, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (19.75%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-31108-13, Frank Catanho, Trustee of the Frank Catanho 1996 Trust dated 10/22/96, 24297 Mission Blvd., Hayward, CA 94544-1020 (12.76%); U.S.
Clearing, A Division of Fleet Securities Inc., FBO#183-97247-11, W.P. Fleming, 66500 E. 253rd, Grove, OK 74344-6163 (5.87%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#024-90318-16, Lynn C. Sherrie, IRA Rollover, P.O. Box 316, Wilson, NY 14172-0316 (12.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-00085-18, Walter M. Swiecicki & Cathleen Swiecicki JTWROS, 119 Old Beekman Road, Monmouth Junction, NJ 08852-3114 (10.69%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-59241-17, Church & Friary of St. Francis of Assisi, c/o Fr. Ronald P. Stark, OFM, 165 West 31st St., New York, NY 10001-3405 (80.25%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97497-13, Martin Allen Sante, 8858 Moanalua Way, Diamondhead, MS 39525-3760 (28.95%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31744-16, Irwin Luftig & Elaine Luftig, 6119 Bear Creek Ct., Lake Worth, FL 33467-6812 (19.09%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29019-15, Walter W. Quan, 2617 Skyline Drive, Lorain, OH 44053-2243 (15.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#014-90365-19, Peter Burr Bickford, 65 A. Lazell Street, Hingham, MA 02043-4403 (7.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#108-000116-10, Michael Kennedy & Carleen Kennedy JTWROS, 12 Walton Avenue, Locust Valley, NY 11560-1227 (5.83%); U.S. Clearing Corp., FBO#148-28677-18, Linda M. Berke & Michael E. Berke JTTEN, 30941 Westwood Rd., Farmington Hills, MI 48331-1466 (16.24%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#138-97818-14, Carol Y. Foster, 524 Marie Avenue, Blountstown, FL 32424-1218 (9.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-92974-11, Ann E. Herzog, 74 Tacoma Street, Staten Island, NY 10304-4222 (9.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98559-16, Ann P. Sargent, 422 Los Encinos Avenue, San Jose, CA 95134-1336 (6.26%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-97970-19, Alicia E. Schober, 10139 Ridgeway Drive, Cupertino, CA 95014-2658 (6.07%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-14889-16, Paul R. Thornton & Karin Z. Thornton, JTTEN, 1207 Oak Glen Lane, Sugarland, TX 77479-6175 (5.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29049-19, Randall Prince, Rt. 1, Box 865, Turtletown, TN 37391-9700 (5.93%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97574-19, Ray William Mominey, 1340 San Cristobal Villa, Punta Gorda, FL 33983-6618 (16.77%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfield, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (10.68%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#107-30623-15, Andrejs Zvejnieks, 2337 Christopher Walk, Atlanta, GA 30327-1110 (7.24%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#180-98472-11, Rufus O. Eddins, Jr., IRA Rollover, 360 Dominion Circle, Knoxville, TN 37922-2750 (5.63%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-97250-13, Michael A. Veschi, 106 Exmoor Court, Leesburg, VA 20176-2049 (5.41%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#200-70099-19, Neil C. Feldman, 41 Windham Way, Englishtown, NJ 07726-8216 (27.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#119-97697-10, Ira Zornberg, 4219 Nautilus Avenue, Brooklyn, NY 11224-1019 (11.23%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-03576-19, Louise Brown & Sandra Fontaine JTTEN, 172 High Street, Woonsocket, RI 02895-4311 (5.00%); U.S. Clearing, A Division of Fleet Securities Inc., FBO# 147-24459-13, Jay Robert Klein, 26800 Amhearst Circle #209, Cleveland, OH 44122-7572 (11.06%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-93287-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (8.02%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-68909-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (10.57%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#157-98031-13, Patricia Fusco, 112 E. Chapel Avenue, Cherry Hill, NJ 08034-1204 (7.17%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#238-97175-19, Marie Gottfried, Rollover IRA Account, 10208 Andover Coach Circle H-2, Lake Worth, FL 33467-8158 (5.31%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Stable Asset Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.36%); Silverstream Software Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.13%); U.S. Treasury Money Market Fund -- Loring Walcott Client Sweep Account, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (21.63%); Equity Value Fund -- Fleet Savings Plus- Equity Value, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.00%); Equity Growth Fund -- Fleet Savings - Equity Growth, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (23.00%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.91%); International Equity Fund -- FFG International Equity Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.24%); Fleet Savings Plus - Intl. Equity, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (10.45%); Intermediate Government Income Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.45%); Strategic Equity Fund -- FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main Street, Rochester, NY 14638 (93.85%); High Quality Bond Fund -- Fleet Savings Plus Plan
- HQ Bond, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (18.49%); Short-Term Bond Fund -- Witicox & Gibbs Retirement Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.14%); Asset Allocation Fund -- Fleet Savings Plus - Asset Allocation, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (26.66%); Small Company Equity Fund -- Fleet Savings Plus - Small Company, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (32.64%); Tax-Exempt Bond Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./ Gales & Co., 159 East Main Street, Rochester, NY 14638 (35.99%); Corporate Bond Fund -- Cole Hersee Pension Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (7.92%); Growth and Income Fund -- Fleet Savings Plus - Growth Income, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (43.28%); Crompton & Knowles IARP, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (9.55%); Small Cap Value Fund -- FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.80%); Institutional Government Fund -- Duncanson & Holt Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.42%); New Jersey Municipal Bond Fund -- Perillo Tours, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (22.20%); Royal Chambord IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.10%); McKee Wendell A. Martial Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.02%); Varco Inc. IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.55%); Terry, Julia Lee Inv. Adv., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.22%); Tieman Diane V IA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.04%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of Galaxy's Prime Reserves, Government Reserves, Tax-Exempt Reserves, Large Company Index, U.S. Treasury Index and Municipal Index Funds were as follows: Prime Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Government Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Tax-Exempt Reserves -- U.S. Clearing, 26 Broadway, New York, NY (100%); Large Company Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.42%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.17%); U.S. Treasury Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.29%); Gales & Co., Fleet Investment Services, Rochester, NY 14638-0001 (15.35%); Municipal Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.96%); Bob & Co., c/o Bank of Boston,
Attn: Mutual Funds Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (18.08%); U.S. Clearing Corp., FBO#979-11223-11, Steven Starker, 7 Flagler Drive, Rye, NY 10580-1951 (5.18%).


         As of February 9, 2000, the following Galaxy investment portfolios had no single person or entity own beneficially more than 5% of the portfolios' outstanding Trust Shares: Equity Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Money Market Fund, Government Money Fund and the Tax-Exempt Money Market Fund.

                              FINANCIAL STATEMENTS

         Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 have been filed with the SEC. The financial statements contained in such Annual Reports are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent auditors, Ernst & Young LLP, whose reports thereon also appears in such Annual Reports and is incorporated herein by reference. The financial statements in such Annual Reports have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing. The financial statements and Financial Highlights included in the Annual Reports for the Funds for prior periods were audited by PricewaterhouseCoopers LLP, Galaxy's former independent auditors. The report of PricewaterhouseCoopers LLP dated December 23, 1998 on the Funds' financial statements included in the Funds' Annual Reports to the Shareholders for the fiscal year ended October 31, 1998, is also incorporated herein by reference.

                                   APPENDIX A

COMMERCIAL PAPER RATINGS

         A Standard & Poor's commercial paper rating is a current opinion of credit worthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

         "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

        Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

         "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

         "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         "Not Prime" - Issuers do not fall within any of the Prime rating categories.


         The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

         "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

         "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

         "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

         "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


         Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Securities are in actual or imminent payment default.


         Thomson BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

         "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

         "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

         "TBW-3" - This designation represents Thomson BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

         "TBW-4" - This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

         The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

         "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

         "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

         Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

         The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

         "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

         "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

         "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

         "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

         To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

         The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

         "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

         "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC", and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

         "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

         To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

         Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

         "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

         "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

         "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

         "BB," "B," "CCC," and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

         "D" - This designation indicates that the long-term debt is in default.

         PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

         A Standard and Poor's note rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

         "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

         "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

         "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

         "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

         "SG" - This designation denotes speculative quality. Debt instruments in this category lack of margins of protection.

         Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

THE GALAXY FUND
STATEMENT OF ADDITIONAL INFORMATION



FEBRUARY 29, 2000


GALAXY ASSET ALLOCATION FUND          GALAXY SHORT-TERM BOND FUND
GALAXY EQUITY INCOME FUND             GALAXY INTERMEDIATE GOVERNMENT INCOME FUND
GALAXY GROWTH AND INCOME FUND         GALAXY HIGH QUALITY BOND FUND
GALAXY STRATEGIC EQUITY FUND          GALAXY TAX-EXEMPT BOND FUND
GALAXY EQUITY VALUE FUND
GALAXY EQUITY GROWTH FUND
GALAXY INTERNATIONAL EQUITY FUND
GALAXY SMALL CAP VALUE FUND
GALAXY SMALL COMPANY EQUITY FUND



PRIME A SHARES AND PRIME B SHARES


     This Statement of Additional Information is not a prospectus. It relates to the prospectuses dated February 29, 2000 for Prime A Shares and Prime B Shares of the Funds (the "Prospectuses"). The Prospectuses, as they may be supplemented or revised from time to time, as well as the Funds' Annual Reports to Shareholders dated October 31, 1999 (the "Annual Reports"), may be obtained, without charge, by writing:

The Galaxy Fund
P.O. Box 6520
Providence, RI 02940-6520

or by calling 1-877-BUY-GALAXY (1-877-289-4252)




     The audited financial statements and the reports thereon of Ernst & Young LLP, The Galaxy Fund's independent accountants, included in the Annual Reports are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION............................................................1
DESCRIPTION OF GALAXY AND ITS SHARES...........................................1
INVESTMENT STRATEGIES, POLICIES AND RISKS......................................5
     Asset Allocation Fund.....................................................5
     Equity Income Fund........................................................6
     Growth and Income Fund....................................................6
     Strategic Equity Fund.....................................................7
     Equity Value Fund.........................................................7
     Equity Growth Fund........................................................7
     International Equity Fund.................................................8
     Small Cap Value Fund......................................................9
     Small Company Equity Fund.................................................9
     Short-Term Bond Fund.....................................................10
     Intermediate Government Income Fund......................................11
     High Quality Bond Fund...................................................11
     Tax-Exempt Bond Fund.....................................................11
     Special Risk Considerations..............................................12
     Foreign Securities.......................................................12
     European Currency Unification............................................12
     General Risk Considerations..............................................13
     Other Investment Policies and Risk Considerations........................13
     Ratings..................................................................14
     U.S. Government Obligations and Money Market Instruments.................14
     Variable and Floating Rate Obligations...................................16
     Municipal Securities.....................................................17
     Stand-by Commitments.....................................................19
     Private Activity Bonds...................................................19
     Repurchase and Reverse Repurchase Agreements.............................20
     Securities Lending.......................................................21
     Investment Company Securities............................................21
     Custodial Receipts and Certificates of Participation.....................22
     REITs....................................................................22
     Derivative Securities....................................................23
     American, European and Global Depository Receipts........................33
     Asset-Backed Securities..................................................34
     Mortgage-Backed Securities...............................................35
     Mortgage Dollar Rolls....................................................35
     Convertible Securities...................................................36
     When-Issued, Forward Commitment and Delayed Settlement Transactions......37
     Stripped Obligations.....................................................38
     Guaranteed Investment Contracts..........................................39
     Bank Investment Contracts................................................39
     Restricted and Illiquid Securities.......................................40

                                                                            Page
                                                                            ----
     Portfolio Turnover.......................................................40
INVESTMENT LIMITATIONS........................................................41
VALUATION OF PORTFOLIO SECURITIES.............................................52
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................54
     Purchases of Prime A Shares and Prime B Shares...........................54
     General..................................................................54
     Applicable Sales Charge -- Prime A Shares................................55
     Computation of Offering Price -Prime A Shares............................56
     Quantity Discounts.......................................................59
     Applicable Sales Charge - Prime B Shares.................................60
     Characteristics of Prime A Shares and Prime B Shares.....................61
     Factors to Consider When Selecting Prime A Shares or Prime B Shares......63
     Redemption of Prime A Shares and Prime B Shares..........................63
EXCHANGE PRIVILEGE............................................................64
TAXES.........................................................................65
     In General...............................................................65
     State and Local..........................................................66
     Taxation of Certain Financial Instruments................................67
TRUSTEES AND OFFICERS.........................................................68
     Shareholder and Trustee Liability........................................71
INVESTMENT ADVISER AND SUB-ADVISER............................................72
ADMINISTRATOR.................................................................76
CUSTODIAN AND TRANSFER AGENT..................................................78
EXPENSES......................................................................79
PORTFOLIO TRANSACTIONS........................................................80
DISTRIBUTION PLANS............................................................83
     Prime A Shares Plan......................................................83
     Prime B Shares Plan......................................................84
     Both Distribution Plans..................................................86
DISTRIBUTOR...................................................................87
AUDITORS......................................................................89
COUNSEL.......................................................................90
PERFORMANCE AND YIELD INFORMATION.............................................90
     Performance Reporting....................................................93
MISCELLANEOUS.................................................................94
FINANCIAL STATEMENTS..........................................................96
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1

                               GENERAL INFORMATION


     This Statement of Additional Information should be read in conjunction with a current Prospectus. This Statement of Additional Information relates to the Prospectuses for Prime A Shares and Prime B Shares of the thirteen Funds listed on the cover page. Each Fund also offers Retail A, Retail B and Trust Shares, which are described in separate statements of additional information and related prospectuses. The Asset Allocation, Growth and Income, International Equity, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds also offer BKB Shares, which are described in a separate statement of additional information and related prospectus. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectuses. No investment in shares of the Funds should be made without reading a Prospectus.


     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEETBOSTON CORPORATION OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


                      DESCRIPTION OF GALAXY AND ITS SHARES

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently offering shares of beneficial interest in twenty-nine investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. Galaxy is also authorized to issue shares of beneficial interest in an additional investment portfolio, the MidCap Equity Fund and the New York Municipal Money Market Fund. As of the date of this Statement of Additional Information, however, the MidCap Equity Fund and the New York Municipal Money Market Fund had not commenced investment operations.


     The Growth and Income Fund and Small Cap Value Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income

Fund" and "Predecessor Small Cap Value Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.


     As of the date of the Semi-Annual Reports, the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds had not offered Prime A Shares and Prime B Shares to investors.


     Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of the series in the Funds as follows: Class C shares (Trust Shares), Class C - Special Series 1 shares (Retail A Shares), Class C - Special Series 2 shares (Retail B Shares), Class C - Special Series 3 shares (Prime A Shares) and Class C - Special Series 4 shares (Prime B Shares), each series representing interests in the Equity Value Fund; Class D shares (Trust Shares), Class D - Special Series 1 shares (Retail A Shares), Class D - Special Series 2 shares (Retail B Shares), Class D - Special Series 3 shares (Prime A Shares), Class D - Special Series 4 shares (Prime B Shares) and Class D
- Special Series 5 shares (BKB Shares), each series representing interests in the Intermediate Government Income Fund; Class G - Series 1 shares (Trust Shares), Class G - Series 2 shares (Retail A Shares), Class G - Series 3 shares (Retail B Shares), Class G Series 4 shares (Prime A Shares), Class G - Series 5 shares (Prime B Shares), Class G - Series 6 shares (BKB Shares), each series representing interests in the International Equity Fund; Class H - Series 1 shares (Trust Shares), Class H - Series 2 shares (Retail A Shares), Class H - Series 3 shares (Retail B Shares), Class H Series 4 shares (Prime A Shares) and Class H - Series 5 shares (Prime B Shares), each series representing interests in the Equity Growth Fund; Class I - Series 1 shares (Trust Shares), Class I - Series 2 shares (Retail A Shares), Class I - Series 3 shares (Retail B Shares), Class I - Series 4 shares (Prime A Shares) and Class I Series 5 shares (Prime B Shares), each series representing interests in the Equity Income Fund; Class J - Series 1 shares (Trust Shares), Class J - Series 2 shares (Retail A Shares), Class J - Series 3 shares (Retail B Shares), Class J - Series 4 shares (Prime A Shares), Class J - Series 5 shares (Prime B Shares) and Class J - Series 6 shares (BKB Shares), each series representing interests in the High Quality
Bond Fund; Class K - Series 1 shares (Trust Shares), Class K - Series 2 shares (Retail A Shares), Class K - Series 3 shares (Retail B Shares), Class
K - Series 4 shares (Prime A Shares) and Class K - Series 5 shares (Prime B Shares), each series representing interests in the Small Company Equity Fund; Class L - Series 1 shares (Trust Shares), Class L - Series 2 shares (Retail A Shares), Class L -Series 3 shares (Retail B Shares), Class L - Series 4 shares (Prime A Shares), Class L - Series 5 shares (Prime B Shares) and Class
L - Series 6 shares (BKB Shares), each series representing interests in the Short-Term Bond Fund; Class M - Series 1 shares (Trust Shares), Class M -
Series 2 shares (Retail A Shares), Class M - Series 3 shares (Retail B shares), Class

M - Series 4 shares (Prime A Shares) and Class M - Series 5 shares (Prime B Shares), each series representing interests in the Tax-Exempt Bond Fund; Class N
- Series 1 shares (Trust Shares), Class N - Series 2 shares (Retail A Shares), Class N - Series 3 shares (Retail B Shares), Class N - Series 4 shares (Prime A Shares), Class N - Series 5 shares (Prime B Shares) and Class N - Series 6 shares (BKB Shares), each series representing interests in the Asset Allocation Fund; Class U - Series 1 shares (Trust Shares), Class U - Series 2 shares (Retail A Shares), Class U - Series 3 shares (Retail B Shares), Class U - Series 4 shares (Prime A Shares), Class U - Series 5 shares (Prime B Shares) and Class U - Series 6 shares (BKB Shares), each series representing interests in the Growth and Income Fund; Class X - Series 1 shares (Trust Shares), Class X - Series 2 shares (Retail A Shares), Class X - Series 3 shares (Retail B Shares), Class X - Series 4 shares (Prime A Shares) and Class X - Series 5 shares (Prime B Shares), each series representing interests in the Small Cap Value Fund; and Class AA - Series 1 shares (Trust Shares), Class AA - Series 2 shares (Retail A Shares), Class AA - Series 3 shares (Retail B Shares), Class AA - Series 4 shares (Prime A Shares) and Class AA - Series 5 shares (Prime B Shares), each series representing interests in the Strategic Equity Fund. Each Fund is classified as a diversified company under the Investment Company Act of 1940, as amended (the "1940 Act").

     Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares in a Fund (i.e., Retail A Shares, Retail B Shares, Trust Shares, Prime A Shares, Prime B Shares and BKB Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Prime A Shares will bear the expenses of the Distribution Plan for Prime A Shares and holders of Prime B Shares will bear the expenses of the Distribution and Services Plan for Prime B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. Standardized yield and total return quotations are computed separately for each series of shares. The differences in expenses paid by the respective series will affect their performance. See "Distribution Plan" and "Distribution and Services Plan" below.

     In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Prime A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution Plan for Prime A and only Prime B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Prime B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                    INVESTMENT STRATEGIES, POLICIES AND RISKS

     Fleet Investment Advisors Inc. ("Fleet"), the Funds' investment adviser, and, with respect to the International Equity Fund, Oechsle International Advisors, LLC ("Oechsle"), the Fund's sub-adviser, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund as described in its Prospectus may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program. The following investment strategies, policies and risks supplement those set forth in the Funds' Prospectuses.

ASSET ALLOCATION FUND

     The Asset Allocation Fund may invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

EQUITY INCOME FUND

     In addition to common stocks, the Equity Income Fund may also invest in securities convertible into common stock that offer income potential. See "Other Investment Policies and Risk Considerations - Convertible Securities" below. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

GROWTH AND INCOME FUND

     Under normal market conditions, the Growth and Income Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock. The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and Global Depository Receipts ("GDRs"). Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

STRATEGIC EQUITY FUND

     Under normal market and economic conditions, the Strategic Equity Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

EQUITY VALUE FUND

     Under normal market and economic conditions, the Equity Value Fund invests at least 75% of its total assets in common stock, preferred stock (including convertible preferred stock) and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. See "Other Investment Policies and Risk Considerations -Convertible Securities" below.

     The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

EQUITY GROWTH FUND

     Convertible securities purchased by the Equity Growth Fund may include both debt securities and preferred stock. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also invest in common stock warrants.

     The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

INTERNATIONAL EQUITY FUND

     The International Equity Fund invests at least 75% of its total assets in equity securities of foreign issuers. The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom.

     The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

     Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations -- Investment Company Securities."


     Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or GDRs as described under "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts." Furthermore, the Fund may purchase and sell securities on a when-issued basis.

     See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

SMALL CAP VALUE FUND

     In addition to common stocks, the Small Cap Value Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

SMALL COMPANY EQUITY FUND

     In addition to common stocks, the Small Company Equity Fund may invest in preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies that have market capitalizations of $1.5 billion or less. The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations -- Foreign Securities" and "Other Investment Policies and Risk Considerations -- American, European and Global Depository Receipts" below.

     The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations -- Derivative Securities" below.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

SHORT-TERM BOND FUND

     In addition to its principal investment strategies and policies as described in its Prospectus, the Short-Term Bond Fund may also invest, from time to time, in debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax ("municipal securities"). The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. See "Other Investment Policies and Risk Consideration-Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     The obligations of foreign banks and obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities in which the Fund may invest include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities, which include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

     The Fund may enter into currency forward contracts (agreements to exchange one currency for another at a future date) to manage currency risks and to facilitate transactions in foreign securities. Although currency forward contracts can be used to protect the Fund from adverse rate changes, they involve a risk of loss if Fleet fails to predict foreign currency values correctly. See "Other Investment Policies and Risk Considerations Derivative Securities" below.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund and Appendix A to this Statement of Additional Information for a description of the rating categories of Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's").

INTERMEDIATE GOVERNMENT INCOME FUND

     In addition to its principal investment strategies and policies as described in its Prospectus, the Intermediate Government Income Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

HIGH QUALITY BOND FUND

     In addition to its principal investment strategies and policies as described in its Prospectus, the High Quality Bond Fund may also invest, from time to time, in municipal securities. See "Other Investment Policies and Risk Considerations - Municipal Securities" below. The Fund may enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations - Derivative Securities" below. The Fund may also invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Short-Term Bond Fund" above. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.


     See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund and Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

TAX-EXEMPT BOND FUND

     As a matter of fundamental policy that cannot be changed without the requisite consent of the Tax-Exempt Bond Fund's shareholders, the Fund will invest, except during temporary defensive periods, at least 80% of its total assets in municipal securities, primarily bonds (at least 65% under normal market conditions).

     See "Special Considerations and Risks" and Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Tax-Exempt Bond Fund.

                           SPECIAL RISK CONSIDERATIONS

FOREIGN SECURITIES

     Investments by the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, International Equity, Small Cap Value and Small Company Equity Funds (the "Equity Funds") and Short-Term Bond Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

     Although the Equity Funds and Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Funds value their securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Funds' securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Equity Funds and Short-Term Bond Fund are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

     Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

EUROPEAN CURRENCY UNIFICATION

     Many European countries have adopted a single European currency, the euro. On January 1, 1999, the euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

     This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

GENERAL RISK CONSIDERATIONS

     Generally, the market value of fixed income securities, including municipal securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds (the "Bond Funds"), will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Fund's net asset value.

     Although the Tax-Exempt Bond Fund does not presently intend to do so on a regular basis, it may invest more than 25% of its assets in municipal securities the interest on which is paid solely from revenues on similar projects if such investment is deemed necessary or appropriate by Fleet. To the extent that the Tax-Exempt Bond Fund's assets are concentrated in municipal securities payable from revenues on similar projects, the Fund will be subject to the particular risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

                OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

     Investment methods described in the Prospectuses and this Statement of Additional Information are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

RATINGS

     All debt obligations, including convertible bonds, purchased by the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth and Small Company Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations. See Appendix A to this Statement of Additional Information for a description of S&P's and Moody's rating categories.

     The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

     The Growth and Income and Small Cap Value Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, Inc. ("Fitch IBCA"), at the time of investment. See "Other Investment Policies and Risk Considerations -- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB." Short-term money market instruments purchased by the Growth and Income and Small Cap Value Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

     Information on the requisite investment quality of debt obligations, including municipal securities, eligible for purchase by the Bond Funds is included in the Prospectus for those Funds.


     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet or Oechsle, as the case may be, may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission ("SEC"). However, each Fund will sell promptly any security that is not rated investment grade by either S&P or Moody's if such securities exceed 5% of the Fund's net assets.

U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

     Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other money market instruments, including but not limited to bank obligations and commercial paper.

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

     U.S. Treasury securities differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Growth and Income and Small Cap Value Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Strategic Equity Fund, Growth and Income Fund and Small Cap Value Fund) of a Fund's net assets. Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each Fund's total assets at the time of purchase.

     Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged.

In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

     Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject the Equity Funds and Tax-Exempt Bond Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations -- Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

     Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Equity Funds and Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may also purchase Rule 144A securities. See "Restricted and Illiquid Securities" below.

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in the Prospectuses and this Statement of Additional Information. If such an instrument is not rated, Fleet or Oechsle, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand.

     In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next regularly scheduled interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Instruments which are U.S. Government obligations and certain variable rate instruments having a nominal maturity of 397 days or less when purchased by the Fund involved, however, will be deemed to have a maturity equal to the period remaining until the next interest rate adjustment.

MUNICIPAL SECURITIES

     Municipal securities acquired by the Bond Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "municipal securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal classifications of municipal securities which may be held by the Bond Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


     Each Bond Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.


     There are, of course, variations in the quality of municipal securities, both within a particular category and between categories, and the yields on municipal securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization, such as Moody's and S&P, described in Appendix A to this Statement of Additional Information, represent such organization's opinion as to the quality of municipal securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal securities with the same maturity, interest rate and rating may have different yields. Municipal securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most municipal securities purchased by the Bond Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Bond Funds' Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Bond Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Bond Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus for each Bond Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. Galaxy cannot, of course, predict what legislation may be proposed in the future regarding the income tax status of interest on municipal securities, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal securities for investment by the Tax-Exempt Bond Fund and the liquidity and value of its portfolio. In such an event, the Tax-Exempt Bond Fund would re-evaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

     Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Bond Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

     While the Tax-Exempt Bond Fund will invest primarily in municipal securities, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may also invest in municipal securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal securities can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time municipal securities have outperformed, on a total return basis, comparable corporate and U.S. Government debt obligations as a result of prevailing economic, regulatory or other circumstances.

     VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES. Municipal securities purchased by the Bond Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable on floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to each Fund's 10% limit on illiquid instruments described under "Investment Limitations" below.

STAND-BY COMMITMENTS

     Each Bond Fund may acquire "stand-by commitments" with respect to municipal securities held by it. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Bond Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Bond Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

     Stand-by commitments are exercisable by a Bond Fund at any time before the maturity of the underlying municipal security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments. A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

PRIVATE ACTIVITY BONDS

     Each Bond Fund may invest in "private activity bonds," the interest on which, although exempt from regular federal income tax, may constitute an item of tax preference for purposes of the federal alternative minimum tax. Investments in such securities, however, will not be treated as investments in municipal securities for purposes of the Tax-Exempt Bond Fund's 80% requirement mentioned above and, under normal conditions, will not exceed 20% of the Fund's total assets when added together with any taxable investments held by the Fund.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Private activity bonds held by the Bond Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to each Fund's 10% limit (15% with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds) on illiquid securities described below under "Investment Limitations."

     The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

     The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

     Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SECURITIES LENDING

     Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term money market instruments. Loans will generally be short-term (except in the case of the Growth and Income and Small Cap Value Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

INVESTMENT COMPANY SECURITIES

     The Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds and Bond Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method, provided, however, that the Tax-Exempt Bond Fund may only invest in securities of other investment companies which invest in high quality short-term municipal securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting primarily of securities of issuers located in one foreign country. The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Growth and Income, Strategic Equity and Small Cap Value Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Growth and Income, Strategic Equity and Small Cap Value Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

CUSTODIAL RECEIPTS AND CERTIFICATES OF PARTICIPATION

     Securities acquired by the Tax-Exempt Bond Fund may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain municipal securities. Such obligations are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Tax-Exempt Bond Fund may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives the Fund an undivided interest in a pool of municipal securities held by a bank. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, Fleet will have determined that the instrument is of comparable quality to those instruments in which the Fund may invest pursuant to guidelines approved by Galaxy's Board of Trustees. For certain certificates of participation, the Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of the Fund's participation interest, plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment as needed to provide liquidity, to maintain or improve the quality of its investment portfolio or upon a default (if permitted under the terms of the instrument).


REITS

     The Equity Funds may invest up to 10% of their net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Equity Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital.

DERIVATIVE SECURITIES

     The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, municipal bond index and interest rate futures, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

     Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants to because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.


     Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities.

     PUT AND CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY GROWTH AND SMALL COMPANY EQUITY FUNDS. The Asset Allocation, Equity Income, Equity Growth and Small Company Equity Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out put or call option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a put or call option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     COVERED CALL OPTIONS -- ASSET ALLOCATION, EQUITY INCOME, EQUITY VALUE, EQUITY GROWTH, INTERNATIONAL EQUITY AND SMALL COMPANY EQUITY FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. A Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle does not anticipate significant short-term capital appreciation.

     The Asset Allocation, Equity Income, Equity Value, Equity Growth and Small Company Equity Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (I.E., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times -- Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     OPTIONS AND FUTURES CONTRACTS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes -- International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

     Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

     FUTURES CONTRACTS - BOND FUNDS. The Tax-Exempt Bond Fund may purchase and sell municipal bond index futures contracts as a hedge against changes in market conditions. A municipal bond index assigns values daily to the municipal bonds included in the index based on the independent assessment of dealer-to-dealer municipal bond brokers. A municipal bond index futures contract represents a firm commitment by which two parties agree to take or make delivery of an amount equal to a specified dollar amount multiplied by the difference between the municipal bond index value on the last trading date of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     Each Bond Fund may enter into contracts (both purchase and sale) for the future delivery of fixed income securities commonly known as interest rate futures contracts. Interest rate futures contracts are similar to municipal bond index futures contracts except that, instead of a municipal bond index, the "underlying commodity" is represented by various types of fixed-income securities.

     The Bond Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Fund hold or intends to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which the Funds intend to purchase will require an amount of cash or other liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. The Bond Funds will limit their hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by a Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of a Fund's total assets may be covered by such contracts.

     Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Bond Funds are subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, the Bond Funds may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or may be unable to close a futures position in the event of adverse price movements. Any income from investments in futures contracts will be taxable. Additional information concerning futures transactions, including special rules regarding the taxation of such transactions, is contained in Appendix B.

     STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS - GROWTH AND INCOME, STRATEGIC EQUITY AND SMALL CAP VALUE FUNDS. The Growth and Income, Strategic Equity and Small Cap Value Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transaction costs, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund. The Funds may not use stock index futures contracts and options for speculative purposes.

     There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     None of the Growth and Income, Strategic Equity or Small Cap Value Funds will enter into futures contracts if, immediately thereafter, the sum of its initial margin deposits on open contracts exceed 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     The Growth and Income, Strategic Equity and Small Cap Value Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     As one way of managing their exposure to different types of investments, the Growth and Income, Strategic Equity and Small Cap Value Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Equity Funds and Short-Term Bond Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen -- at a future date, which may be any fixed number of days from the date of the contract, and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Forward foreign currency exchange contracts also allow the Equity Funds and Short-Term Bond Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

     A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency -- for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars -- at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position.

     Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Equity Funds and Short-Term Bond Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

     Each Equity Fund and the Short-Term Bond Fund may invest in ADRs and EDRs. The Growth and Income, Strategic Equity, International Equity and Small Cap Value Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. If a Fund invests in an unsponsored ADR, EDR or GDR, there may be less information available to the Fund concerning the issuer of the securities underlying the unsponsored ADR, EDR or GDR than is available for an issuer of securities underlying a sponsored ADR, EDR or GDR. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations -- Foreign Securities."

ASSET-BACKED SECURITIES

     The Bond Funds and Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. The Tax-Exempt Bond Fund will not invest more than 10% of its total assets in asset-backed securities.

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MORTGAGE-BACKED SECURITIES

     The Bond Funds and Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that a Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

     Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

MORTGAGE DOLLAR ROLLS

     The Short-Term Bond, Intermediate Government Income, High Quality Bond and Asset Allocation Funds may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Funds. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

     For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

     Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

CONVERTIBLE SECURITIES

     The Equity Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

     Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet and/or Oechsle evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet and/or Oechsle considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

     The Growth and Income and Small Cap Value Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA, or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or not determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Equity Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in Appendix A to this Statement of Additional Information.

WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

     The Growth and Income, Strategic Equity, International Equity and Small Cap Value Funds and Bond Funds may purchase eligible securities on a "when-issued" basis. The Bond Funds may purchase or sell securities on a "forward commitment" basis. The Growth and Income, Strategic Equity and Small Cap Value Funds and Bond Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their investment objectives.

     A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

     When a Fund agrees to purchase securities on a when-issued, forward commitment or delayed settlement basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its forward commitments, when-issued purchases or delayed settlements exceeded 25% of the value of its assets.


     When a Fund engages in when-issued, forward commitment or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

STRIPPED OBLIGATIONS

     To the extent consistent with its investment objective, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S. Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

GUARANTEED INVESTMENT CONTRACTS

     Each Bond Fund may invest in guaranteed investment contracts ("GICs") issued by U.S. and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

BANK INVESTMENT CONTRACTS

     Each Bond Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at the bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

RESTRICTED AND ILLIQUID SECURITIES

     Each Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet and/or Oechsle), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

     Rule 144A under the 1933 Act allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Growth and Income, Small Cap Value and Strategic Equity Funds) on purchases of illiquid instruments described under "Investment Limitations" below, Rule 144A securities will not be considered to be illiquid if Fleet and/or Oechsle has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.


PORTFOLIO TURNOVER

     Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains.

                             INVESTMENT LIMITATIONS

     In addition to each Fund's investment objective as stated in its Prospectus, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous").

     The Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may not:

          1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

          2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity and Small Company Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity and Small Company Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

          3.   Invest more than 10% (15% with respect to the Strategic Equity
               Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity

               Fund), non-negotiable time deposits and other securities which are not readily marketable.

          4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

          5. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

          6. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

          7. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

          8. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and (ii) the Strategic Equity Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

          9. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Asset Allocation, Equity Income, Equity Value, Equity Growth, International Equity and Small Company Equity Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that (i) the Asset Allocation, Equity Income, Equity Growth, International Equity and Small Company Equity Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the Strategic Equity Fund may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

          10. Invest in companies for the purpose of exercising management or control.

          11. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that the Strategic Equity Fund may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the Fund.

     The Growth and Income and Small Cap Value Funds may not:

          12. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

          13. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

          14. Sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

          15. Issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that the Funds may enter into futures contracts. No Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. No Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

          16. Mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

          17. Purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

          18. Purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

          19. Underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

          20. Lend any of its assets except that a Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent a Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

          21. With respect to securities comprising 75% of the value of its total assets, purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. A Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

          22. Invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The following investment policies with respect to the Growth and Income and Small Cap Value Funds may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations become effective:

          23. The Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

          24. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

               The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

          25. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

          26. Neither Fund may purchase or sell interests in oil, gas, or mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

          27. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

          28. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

          29. Neither Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

          30. Neither Fund will invest more than 15% of the value of its respective net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

          31. Neither Fund may invest in companies for the purpose of exercising management or control.




          32. Neither Fund may invest more than 5% of its net assets in warrants. No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

     The Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may not:



          33. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.




          34. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.




          35. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.




          36. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.




          37. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.




          38. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.




          39. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

          40. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided, however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.




          41. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.




          42. Invest in companies for the purpose of exercising management or control.




          43. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

     In addition to the above limitations with respect to the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds:



          44. The Funds, with the exception of the Short-Term Bond Fund, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.

     The Tax-Exempt Bond Fund may not:



          45. Make loans, except that (i) the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) the Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.




          46. Borrow money or issue senior securities, except that the Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that the Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.




          47. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.




          48. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that there is no limitation with respect to securities issued or guaranteed by the U.S. Government, any state, territory or possession of the U. S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.




          49. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

          50. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as the Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.




          51. Purchase or sell real estate; except that the Fund may invest in municipal securities secured by real estate or interests therein; however, the Fund will not purchase or sell interests in real estate limited partnerships.




          52. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that the Fund may enter into municipal bond index futures contracts and interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act.




          53. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.




          54. Invest in companies for the purpose of exercising management or control.




          55. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Fund may acquire such securities in accordance with the 1940 Act.




          56. Invest in industrial revenue bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation.

          57. Purchase foreign securities, except that the Fund may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks.




          58. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in the securities of such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

     In addition, to the foregoing investment limitations, the Equity Funds and Short-Term Bond, Intermediate Government Income and High Quality Bond Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and (c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

     With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Asset Allocation, Equity Income, Strategic Equity, Equity Growth, International Equity and Small Company Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

     With respect to Investment Limitation No. 4 above, each of the Asset Allocation, Equity Income, Strategic Equity, Equity Value, Equity Growth, International Equity and Small Company Equity Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.

     The Growth and Income and Small Cap Value Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

     With respect to Investment Limitation No. 34 above, (a) each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by one of these Funds that are not accounted for as financings shall not constitute borrowings.


     With respect to Investment Limitation No. 36 above, each of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds does not intend to acquire more than 10% of the outstanding voting securities of any one issuer.


     With respect to Investment Limitation No. 46 above, the Tax-Exempt Bond Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing.


     Except as stated otherwise, if a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. With respect to borrowings, if a Fund's asset coverage at any time falls below that required by the 1940 Act, the Fund will reduce the amount of its borrowings in the manner required by the 1940 Act to the extent necessary to satisfy the asset coverage requirement.


                        VALUATION OF PORTFOLIO SECURITIES

VALUATION OF THE ASSET ALLOCATION, EQUITY INCOME, GROWTH AND INCOME, STRATEGIC EQUITY, EQUITY VALUE, EQUITY GROWTH, SMALL CAP VALUE AND SMALL COMPANY EQUITY FUNDS

     In determining market value, the assets in the Asset Allocation, Equity Income, Growth and Income, Strategic Equity, Equity Value, Equity Growth, Small Cap Value and Small Company Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

VALUATION OF THE INTERNATIONAL EQUITY FUND

     In determining market value, the International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

     Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

VALUATION OF THE BOND FUNDS

     The assets of the Bond Funds are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares in each Fund are sold on a continuous basis by Galaxy's distributor, Provident Distributors, Inc. ("PDI"). PDI is a registered broker/dealer with principal offices located at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428. PDI has agreed to use appropriate efforts to solicit all purchase orders.


     This Statement of Additional Information provides additional purchase and redemption information for Prime A Shares and Prime B Shares of the Funds. Purchase and redemption information for Retail A Shares, Retail B Shares and Trust Shares of the Funds and BKB Shares of the Asset Allocation, Growth and Income, International Equity, Short-Term Bond, Intermediate Government Income and High Quality Bond Funds are provided in separate statements of additional information and related prospectuses.


                 PURCHASES OF PRIME A SHARES AND PRIME B SHARES

GENERAL

     Investments in Prime A Shares of the Funds are subject to a front-end sales charge. Investments in Prime B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."


     Investors should read "Characteristics of Prime A Shares and Prime B Shares" and "Factors to Consider When Selecting Prime A Shares or Prime B Shares" below before deciding between the two.


     Purchase orders for Prime A Shares and Prime B Shares are placed by investors through selected broker/dealers. The broker/dealer is responsible for transmitting its customers' purchase orders to PDI and wiring required funds in payment to Galaxy's custodian on a timely basis. PDI is responsible for transmitting such orders to Galaxy's transfer agent for execution. Shares purchased by a broker/dealer on behalf of its customers will normally be held of record by the broker/dealer and reflected in the account statements provided to its customers. Depending on the terms of the arrangement between a particular broker/dealer and Galaxy's transfer agent, confirmations of Prime A Share and/or Prime B Share purchases and redemptions and pertinent account statements will be sent by Galaxy's transfer agent directly to a shareholder with a copy to the broker/dealer, or will be furnished directly to the shareholder by the broker/dealer. Other procedures for the purchase of Prime A Shares and/or Prime B Shares established by broker/dealers may apply. Purchases of Prime A Shares and Prime B Shares will be effected only on days on which the New York Stock Exchange is open for business ("business day"). On a business day when the New York Stock Exchange closes early due to a partial holiday, or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that business day.

APPLICABLE SALES CHARGE -- PRIME A SHARES


     The public offering price for Prime A Shares of the Funds is the sum of the net asset value of the Prime A Shares purchased plus any applicable front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Prime A Shares that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A portion of the front-end sales charge may be reallowed to broker-dealers as follows:


                                                   REALLOWANCE TO DEALERS
                                                   ----------------------

                                              AS A % OF              AS A % OF
                                           OFFERING PRICE         OFFERING PRICE
AMOUNT OF TRANSACTION                        PER SHARE -            PER SHARE -
---------------------                       EQUITY FUNDS            BOND FUNDS
                                            ------------            ----------
Less than $50,000                               5.00%                  4.25%
$50,000 but less than $100,000                  4.00%                  4.00%
$100,000 but less than $250,000                 3.00%                  3.00%
$250,000 but less than $500,000                 2.00%                  2.00%
$500,000 but less than $1,000,000               1.75%                  1.75%
$1,000,000 and over                             0.00%                  0.00%


     The appropriate reallowance to dealers will be paid by PDI to broker-dealer organizations which have entered into agreements with PDI. The reallowance to dealers may be changed from time to time.


     In certain situations or for certain individuals, the front-end sales charge for Prime A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor's broker/dealer must explain the status of the investor's investment at the time of purchase. In addition to the sales charge waivers described in the applicable Prospectus, no sales charge is assessed on purchases of Prime A Shares of the Funds by the following categories of investors or in the following types of transactions:


          - purchases by directors, officers and employees of broker-dealers having agreements with PDI pertaining to the sale of Prime A Shares to the extent permitted by such organizations;

          - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

          - purchases by officers, directors, employees and retirees of FleetBoston Financial Corporation and any of its affiliates and members of their immediate families; and

          - purchases by officers, directors, employees and retirees of PFPC, Inc. and members of their immediate families.


COMPUTATION OF OFFERING PRICE - PRIME A SHARES


     An illustration of the computation of the offering price per share of Prime A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Prime A Shares of each Fund at the close of business on October 31, 1999 and the maximum front-end sales charge of 5.50% for the Equity Funds and 4.75% for the Bond Funds, are set forth below. Prime A Shares of the Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds were not offered during the period ended October 31, 1999 and the information presented below is based on the projected value of each Fund's net assets and the projected number of Prime A Shares of each Fund on the date such Shares are first offered for sale to public investors.


                                              Asset Allocation     Equity Income
                                                    Fund               Fund
                                                    ----               ----
Net Assets..............................         $  237,778         $    10.00

Outstanding Shares......................             13,412         $        1

Net Asset Value Per Share...............         $    17.73         $    10.00

Sales Charge (5.50% of
the offering price).....................         $     1.03         $     0.58

Offering Price to Public................         $    18.76         $    10.58

                                                Growth and           Strategic
                                                Income Fund         Equity Fund
                                                -----------         -----------
Net Assets..............................         $  150,276         $    10.00

Outstanding Shares......................              9,392         $        1

Net Asset Value Per Share...............         $    16.00         $    10.00

Sales Charge (5.50% of
the offering price).....................         $     0.93         $     0.58

Offering Price to Public................         $    16.93         $    10.58


                                                   Equity             Equity
                                                 Value Fund         Growth Fund
                                                 ----------         -----------
Net Assets..............................         $    10.00         $  106,593

Outstanding Shares......................                  1              3,682

Net Asset Value Per Share...............         $    10.00         $    28.95

Sales Charge (5.50% of
the offering price).....................         $     0.58         $     1.68

Offering Price to Public................         $    10.58         $    30.63


                                                International        Small Cap
                                                 Equity Fund        Value Fund
                                                 -----------        ----------
Net Assets..............................         $   12,255         $  174,521

Outstanding Shares......................                584             13,387

Net Asset Value Per Share...............         $    20.98         $    13.04

Sales Charge (5.50% of
the offering price).....................         $     1.22         $     0.76

Offering Price to Public................         $    22.20         $    13.80

                                                Small Company
                                                 Equity Fund
                                                 -----------
Net Assets..............................         $    10.00

Outstanding Shares......................                  1

Net Asset Value Per Share...............         $    10.00

Sales Charge (5.50% of
the offering price).....................         $     0.58

Offering Price to Public................         $    10.58


                                                                   Intermediate
                                                 Short Term         Government
                                                  Bond Fund        Income Fund
                                                  ---------        -----------
Net Assets..............................         $    10.00         $    10.00

Outstanding Shares......................                  1                  1

Net Asset Value Per Share...............         $    10.00         $    10.00

Sales Charge (4.75% of
the offering price).....................         $     0.50         $     0.50

Offering Price to Public................         $    10.50         $    10.50


                                                High Quality        Tax-Exempt
                                                  Bond Fund          Bond Fund
                                                  ---------          ---------
Net Assets..............................         $   16,084         $    10.00

Outstanding Shares......................              1,569                  1

Net Asset Value Per Share...............         $    10.25         $    10.00

Sales Charge (4.75% of
the offering price).....................         $     0.51         $     0.50

Offering Price to Public................         $    10.76         $    10.50

QUANTITY DISCOUNTS

     Investors may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the investor does not wish to make an investment of a size that would normally qualify for a quantity discount.

     In order to obtain quantity discount benefits, an investor's broker/dealer must notify PDI, at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of an investor's holdings through a check of appropriate records. For more information about quantity discounts, please contact your broker/dealer.


     RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Prime A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where an investor's then current aggregate investment in Prime A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and
(b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, an investor beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 4.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.


     LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, an investor becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Prime A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Prime A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by an investor on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.




     PFPC Inc. ("PFPC"), Galaxy's administrator, will hold in escrow Prime A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if an investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect the investor's total purchases. If total purchases are less than the amount specified, the investor will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, PFPC, as attorney-in-fact pursuant to the terms of the Letter of Intent and at PDI's direction, will redeem an appropriate number of Prime A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind an investor to purchase the full amount indicated at the sales charge in effect at the time of signing, but an investor must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, an investor must indicate his or her intention, through his or her broker/dealer, to do so under a Letter of Intent at the time of purchase.

     QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

     REINSTATEMENT PRIVILEGE. Investors may reinvest all or any portion of their redemption proceeds in Prime A Shares of the Funds or in Prime A Shares of another portfolio of Galaxy that offers Prime A Shares within 90 days of the redemption trade date without paying a sales load. Prime A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form from the investor's broker/dealer on behalf of its client.


     Broker/dealers wishing to exercise this Privilege on behalf of their customers must submit a written reinstatement request to PFPC as transfer agent stating that the customer is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

     Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Code's "wash sale" rules.

APPLICABLE SALES CHARGE - PRIME B SHARES


     The public offering price for Prime B Shares of the Funds is the net asset value of the Prime B Shares purchased. Although investors pay no front-end sales charge on purchases of Prime B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Broker/dealers who have entered into agreements with PDI will receive commissions from PDI in connection with sales of Prime B Shares. These commissions may be different than the reallowances or placement fees paid to broker/dealers in connection with sales of Prime A Shares. The contingent deferred sales charge on Prime B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of an investor's Prime B Shares. In addition, a contingent deferred sales charge will not be assessed on Prime B Shares purchased through reinvestment of dividends or capital gains distributions.


     When an investor redeems his or her Prime B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Prime B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (i.e., Prime B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Prime B Shares that have been held the longest.


     The proceeds from the contingent deferred sales charge that an investor may pay upon redemption go to PDI, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Prime B Shares.


     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (viii) listed below, an investor's broker/dealer must explain the status of the investor's redemption at the time Prime B Shares are redeemed. In addition to the sales charge exemptions described in the applicable Prospectus, the contingent deferred sales charge with respect to Prime B Shares is not assessed on: (i) exchanges described under "Investor Programs - Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Code; (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Prime B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Prime B Shares held by an investor, provided the investor was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995.


CHARACTERISTICS OF PRIME A SHARES AND PRIME B SHARES


     The primary difference between Prime A Shares and Prime B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. An investor should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Prime A Shares and Prime B Shares are the same.




     Prime A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 5.50% with respect to the Equity Funds and up to 4.75% with respect to the Bond Funds. This front-end sales charge may be reduced or waived in some cases. See the applicable Prospectus and "Applicable Sales Charges -- Prime A Shares" and "Quantity Discounts" above. Prime A Shares of a Fund are currently subject to ongoing distribution fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to its Prime A Shares.




     Prime B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. See the applicable Prospectus and "Applicable Sales Charges - Prime B Shares" above. Prime B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Prime B Shares. These ongoing fees, which are higher than those charged on Prime A Shares, will cause Prime B Shares to have a higher expense ratio and pay lower dividends than Prime A Shares.


     Eight years after purchase, Prime B Shares of the Funds will convert automatically to Prime A Shares of the Funds. The purpose of the conversion is to relieve a holder of Prime B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow PDI to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Prime B Shares to Prime A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Prime A Shares as he or she had of Prime B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Prime B Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Prime B Shares, although they will be subject to the distribution fees borne by Prime A Shares.




     Prime B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge - Prime B Shares") are also converted at the earlier of two dates - eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Prime B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Prime B Shares of a Fund, and subsequently acquires additional Prime B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such investor's Prime B Shares in the Fund, including those acquired through reinvestment, will convert to Prime A Shares of such Fund on the same date.

FACTORS TO CONSIDER WHEN SELECTING PRIME A SHARES OR PRIME B SHARES


     Before purchasing Prime A Shares or Prime B Shares of the Funds, investors should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Prime B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Prime A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Prime A Shares. In this regard, to the extent that the sales charge for Prime A Shares is waived or reduced by one of the methods described above, investments in Prime A Shares become more desirable. An investment of $250,000 or more in Prime B Shares would not be in most shareholders' best interest. Shareholders should consult their broker-dealers or other financial advisers with respect to the advisability of purchasing Prime B Shares in amounts exceeding $250,000.


     Although Prime A Shares are subject to distribution fees, they are not subject to the higher distribution and shareholder servicing fee applicable to Prime B Shares. For this reason, Prime A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Prime A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Prime B Shares in the Funds.


     As described above, purchasers of Prime B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Prime B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Prime B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this eight-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual distribution and shareholder servicing fees on Prime B Shares to the cost of the initial sales charge and distribution fees on Prime A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Prime B Shares may equal or exceed the initial sales charge and annual distribution fees applicable to Prime A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Prime B Shares of a Fund would equal or exceed the initial sales charge and aggregate distribution fees of Prime A Shares approximately eight years after the purchase. In order to reduce such fees for investors that hold Prime B Shares for more than eight years, Prime B Shares will be automatically converted to Prime A Shares as described above at the end of such eight-year period.


                 REDEMPTION OF PRIME A SHARES AND PRIME B SHARES


     Redemption orders are effected at the net asset value per share next determined after receipt of the order by PDI. On a business day when the New York Stock Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that business day. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property. However, Galaxy has filed an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of a Fund at the beginning of such period. Such commitment cannot be revoked without the prior approval of the SEC.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the SEC exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable;
(b) the Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.


                               EXCHANGE PRIVILEGE

     A shareholder may, after appropriate prior authorization, exchange through his or her broker/dealer Prime A Shares of a Fund having a value of at least $100 for Prime A Shares of any of the other Funds, provided that such other Prime A Shares may be sold legally in the state of the shareholder's residence. A shareholder may exchange through his or her broker/dealer Prime B Shares of a Fund for Prime B Shares of any of the other Funds, provided that such other Prime B Shares may be sold legally in the state of the shareholder's residence.


     No additional sales charge will be incurred when exchanging Prime A Shares of a Fund for Prime A Shares of another Fund. Prime B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Prime B Shares, the holding period of the Prime B Shares originally held will be added to the holding period of the Prime B Shares acquired through exchange. Galaxy does not charge an exchange fee. The minimum initial investment to establish an account in another Fund or portfolio by exchange is $2,500.


     An exchange involves a redemption of all or a portion of the Prime A or Prime B Shares of a Fund and the investment of the redemption proceeds in Prime A or Prime B Shares of another Fund. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Prime A or Prime B Shares of a

Fund to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

     Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, investors should contact their broker/dealers.

     In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

     For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, an investor should consult a tax or other financial adviser to determine the tax consequences.


                                      TAXES

IN GENERAL

     Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of the Code and to distribute out its income to shareholders each year, so that each Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed on its taxable income at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. For the Tax-Exempt Bond Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     An investment in any one Fund is not intended to constitute a balanced investment program. Shares of the Tax-Exempt Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would the shareholder not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed. In addition, the Tax-Exempt Bond Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by "private activity bonds" or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who (i) regularly uses a part of such facilities in his or her trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (ii) occupies more than 5% of the usable area of such facilities or (iii) are persons for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

STATE AND LOCAL

     Exempt-interest dividends and other distributions paid by the Tax-Exempt Bond Fund may be taxable to shareholders under state or local law as dividend income, even though all or a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Tax-Exempt Bond Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Tax-Exempt Bond Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes.

Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     The tax principles applicable to transactions in certain financial instruments and futures contracts and options that may be engaged in by the Funds, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.




     In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

                              TRUSTEES AND OFFICERS

     The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Declaration of Trust. The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                   Positions                  Principal Occupation
                                   with The                   During Past 5 Years
Name and Address                   Galaxy Fund                and Other Affiliations
----------------                   -----------                ----------------------
Dwight E. Vicks, Jr.               Chairman & Trustee         President & Director, Vicks
Vicks Lithograph &                                            Lithograph & Printing Corporation
  Printing Corporation                                        (book manufacturing and
Commercial Drive                                              commercial printing); Director,
P.O. Box 270                                                  Utica Fire Insurance Company;
Yorkville, NY 13495                                           Trustee, Savings Bank of Utica;
Age 66                                                        Director, Monitor Life Insurance
                                                              Company; Director, Commercial
                                                              Travelers Mutual Insurance
                                                              Company; Trustee, The Galaxy VIP
                                                              Fund; Trustee, Galaxy Fund II.

John T. O'Neill(1)                 President, Treasurer       Private Investor; Executive Vice
28 Narragansett Bay Avenue         & Trustee                  President and Chief Financial
Warwick, RI 02889                                             Officer, Hasbro, Inc. (toy and
Age 55                                                        game manufacturer) until December
                                                              1999; Trustee, The Galaxy VIP
                                                              Fund; Trustee, Galaxy Fund II.

Louis DeThomasis                   Trustee                    President, Saint Mary's College
Saint Mary's College                                          of Minnesota; Director, Bright
  of Minnesota                                                Day Travel, Inc.; Trustee,
Winona, MN 55987                                              Religious Communities Trust;
Age 59                                                        Trustee, The Galaxy VIP Fund;
                                                              Trustee, Galaxy Fund II.

Donald B. Miller                   Trustee                    Chairman, Horizon Media, Inc.
10725 Quail Covey Road                                        (broadcast services);
Boynton Beach, FL 33436                                       Director/Trustee, Lexington
Age 74                                                        Funds; Chairman, Executive
                                                              Committee, Compton International,
                                                              Inc. (advertising agency);
                                                              Trustee, Keuka College; Trustee,
                                                              The Galaxy VIP Fund; Trustee,
                                                              Galaxy Fund II.

                                   Positions                  Principal Occupation
                                   with The                   During Past 5 Years
Name and Address                   Galaxy Fund                and Other Affiliations
----------------                   -----------                ----------------------
James M. Seed                      Trustee                    Chairman and President, The Astra
The Astra Ventures, Inc.                                      Projects, Incorporated (land
One Citizens Plaza                                            development); President, The
Providence, RI 02903                                          Astra Ventures, Incorporated
Age 58                                                        (previously, Buffinton Box
                                                              Company - manufacturer of
                                                              cardboard boxes); Commissioner,
                                                              Rhode Island Investment
                                                              Commission; Trustee, The Galaxy
                                                              VIP Fund; Trustee, Galaxy Fund
                                                              II.

Bradford S. Wellman(1)             Trustee                    Private Investor; Vice President
2468 Ohio Street                                              and Director, Acadia Management
Bangor, ME  04401                                             Company (investment services);
Age 68                                                        Director, Essex County Gas
                                                              Company, until January 1994;
                                                              Director, Maine Mutual Fire
                                                              Insurance Co.; Member, Maine
                                                              Finance Authority; Trustee, The
                                                              Galaxy VIP Fund; Trustee, Galaxy
                                                              Fund II.

W. Bruce McConnel, III             Secretary                  Partner of the law firm Drinker
One Logan Square                                              Biddle & Reath LLP, Philadelphia,
18th & Cherry Streets                                         Pennsylvania.
Philadelphia, PA 19103-6996
Age 57

Jylanne Dunne                      Vice President and         Vice President, PFPC Inc., 1990
PFPC Inc.                          Assistant Treasurer        to present.
4400 Computer Drive
Westborough, MA 01581-5108
Age 40


                                      -69-

                                   Positions                  Principal Occupation
                                   with The                   During Past 5 Years
Name and Address                   Galaxy Fund                and Other Affiliations
----------------                   -----------                ----------------------
William Greilich                   Vice President             Vice President, PFPC Inc., 1991-
PFPC Inc.                                                     96; Vice President and Division
4400 Computer Drive                                           Manager, PFPC Inc., 1996 to
Westborough, MA 01581-5108                                    present.
Age 46

--------------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective May 28, 1999, each trustee receives an annual aggregate fee of $45,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $3,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to May 28, 1999, (i) each trustee received an annual aggregate fee of $40,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and (ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of PFPC, receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.


     The following chart provides certain information about the fees received by Galaxy's trustees during the fiscal year ended October 31, 1999.


-------------------------------------------------------------------------------------------------
                                                            Pension or
                                                            Retirement        Total Compensation
                                                         Benefits Accrued    from Galaxy and Fund
                               Aggregate Compensation     as Part of Fund      Complex Paid to
    Name of Person/Position          from Galaxy             Expenses              Trustees
-------------------------------------------------------------------------------------------------
Bradford S. Wellman                    $39,355                 None                 $55,750
Trustee
-------------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                   $42,875                 None                 $60,500
Chairman and Trustee
-------------------------------------------------------------------------------------------------
Donald B. Miller**                     $40,042                 None                 $56,500
Trustee
-------------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                  $37,643                 None                 $53,250
Trustee
-------------------------------------------------------------------------------------------------
John T. O'Neill                        $41,813                 None                 $59,000
President, Treasurer
and Trustee
-------------------------------------------------------------------------------------------------
James M. Seed**                        $39,355                 None                 $55,750
Trustee
-------------------------------------------------------------------------------------------------

---------------------------------

* The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund II, which comprised a total of 43 separate portfolios as of October 31, 1999.


** Deferred compensation (including interest) in the amounts of $43,939 and $65,944 accrued during Galaxy's fiscal year ended October 31, 1999 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                       INVESTMENT ADVISER AND SUB-ADVISER

     Fleet serves as investment adviser to the Funds. In its Advisory Agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the Advisory Agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" below.

     For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of each Fund other than the International Equity Fund. For the services provided and the expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus 0.95% of the next $50 million of such assets, plus 0.85% of net assets in excess of $100 million. Fleet is currently waiving a portion of the advisory fees payable to it by the Bond Funds so that it is entitled to receive advisory fees at the annual rate of 0.55% of each Bond Fund's average daily net assets.

     During the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Galaxy paid advisory fees (net of fee waivers and/or expense reimbursements) to Fleet as set forth below:


                                                        FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                    1999            1998             1997
----                                                    ----            ----             ----
Asset Allocation....................................  $533,830        $3,743,922      $2,313,863
Equity Income.......................................  $2,608,376      $2,457,188      $1,947,792
Growth and Income...................................  $4,577,393      $3,701,722      $2,361,898
Strategic Equity(1).................................  $455,936        $70,206                *
Equity Value........................................  $4,468,558      $3,782,620      $2,860,410
Equity Growth.......................................  $10,553,344     $8,345,236      $6,555,045
International Equity(2).............................  $3,119,675      $2,480,868      $1,844,037
Small Cap Value.....................................  $2,487,806      $2,042,588      $1,370,449
Small Company Equity................................  $2,481,560      $3,166,852      $2,610,431
Short-Term Bond(3) .................................  $335,221        $390,913        $470,347
Intermediate Government Income(4) ..................  $1,674,194      $1,582,909      $1,535,166
High Quality Bond(5) ...............................  $1,544,510      $1,294,758      $1,089,506
Tax-Exempt Bond(6) .................................  $930,448        $864,035        $789,598

---------------

*    Not in operation during the period.

(1) For the fiscal year ended October 31, 1999 and the period from March 4, 1998 (commencement of operations) through October 31, 1999, Fleet waived advisory fees of $165,794 and $26,590, respectively with respect to the Strategic Equity Fund.


(2) For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, Fleet waived advisory fees of $1,216,531, $950,363, and $682,009, respectively, with respect to the International Equity Fund.


(3) For the fiscal years ended October 31, 1999, October 31, 1998, and October 31, 1997, Fleet waived advisory fees of $121,931, $142,191, and $171,035, respectively, with respect to the Short-Term Bond Fund.


(4) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $608,798, $575,603, and $558,241, respectively, with respect to the Intermediate Government Income Fund.


(5) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $561,640, $470,821, and $396,183, respectively, with respect to the High Quality Bond Fund.


(6) For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet waived advisory fees of $338,345, $318,713, and $287,127, respectively, with respect to the Tax-Exempt Bond Fund.

     During the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Fleet reimbursed expenses as follows:



                                                       FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                   1999            1998             1997
----                                                   ----            ----             ----
Asset Allocation....................................  $0              $0              $19,254
Equity Income.......................................  $0              $0              $38,298
Growth and Income...................................  $0              $150,727        $306,295
Strategic Equity....................................  $0              $2,915(1)         *
Equity Value........................................  $0              $0              $26,294
Equity Growth.......................................  $0              $0              $27,033
International Equity................................  $0              $0              $18,362
Small Cap Value.....................................  $0              $115,022        $103,101
Small Company Equity................................  $0              $27,376         $118,118
Short-Term Bond Fund................................  $0              $111            $2,300
Intermediate Government Income Fund.................  $0              $0              $0
High Quality Bond Fund..............................  $0              $0              $28,489
Tax-Exempt Bond Fund................................  $0              $12,427         $73,334

---------------
 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

     The Advisory Agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an Advisory Agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Advisory Agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.


         The Advisory Agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the Advisory Agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity

Fund. The member manager of Oechsle is Oechsle Group, LLC. FleetBoston Financial Corporation owns approximately a 35% non-voting interest in Oechsle. As of December 31, 1999, Oechsle had discretionary management authority over approximately $19.1 billion in assets.


     Under its Sub-Advisory Agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under the Sub-Advisory Agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above.


     For the services provided and the expenses assumed pursuant to the Sub-Advisory Agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of 0.40% of the first $50 million of the International Equity Fund's average daily net assets, plus .035% of average daily net assets in excess of $50 million.


     For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, Oechsle and /or its predecessor, Oechsle International Advisors, L.P., received sub-advisory fees of $1,728,153, $1,355,508 and $979,810, respectively, with respect to the International Equity Fund.

     Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                                  ADMINISTRATOR



     PFPC, Inc. ("PFPC") (formerly known as First Data Investor Services Group, Inc.), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. PFPC is a majority-owned subsidiary of PNC Bank Corp.




     PFPC generally assists the Funds in their administration and operation. PFPC also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, PFPC is entitled to receive administration fees based on the combined average daily net assets of the Funds and the other portfolios offered by Galaxy, computed daily and paid monthly, at the following annual rates, effective September 10, 1998:


               COMBINED AVERAGE DAILY NET ASSETS      ANNUAL RATE
               Up to $2.5 billion.....................   0.090%
               From $2.5 to $5 billion................   0.085%
               From $5 to $12 billion.................   0.075%
               From $12 to $15 billion................   0.065%
               From $15 to $18 billion................   0.060%
               Over $18 billion.......................  0.0575%


     Prior to September 10, 1998, Galaxy paid PFPC administration fees based on the combined average daily net assets of the Funds and all other portfolios offered by Galaxy at the following annual rates:


               COMBINED AVERAGE DAILY NET ASSETS      ANNUAL RATE
               Up to $2.5 billion.....................   0.090%
               From $2.5 to $5 billion................   0.085%
               Over $5 billion........................   0.075%




PFPC also receives a separate annual fee from each Galaxy portfolio for certain fund accounting services.


     From time to time, PFPC may waive voluntarily all or a portion of the administration fees payable to it by the Funds. For the fiscal year ended October 31, 1999, each Fund paid PFPC administration fees at the effective annual rate of 0.08% of such Fund's average daily net assets. During the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, PFPC received administration fees (net of fee waivers) as set forth below:


                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                     1999         1998              1997
----                                                     ----         ----              ----
Asset Allocation......................................  $533,921      $401,495        $253,881
Equity Income.........................................  $259,413      $263,640        $216,835
Growth and Income.....................................  $456,860      $413,204        $290,324
Strategic Equity......................................  $62,309       $10,624(1)         *

                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                     1999         1998              1997
----                                                     ----         ----              ----
Equity Value..........................................  $446,506      $405,740        $314,236
Equity Growth.........................................  $1,055,020    $895,213        $716,320
International Equity..................................  $365,677      $305,871        $222,620
Small Cap Value.......................................  $248,680      $231,440        $160,350
Small Company Equity..................................  $248,980      $342,901        $222,620
Short-Term Bond.......................................  $45,866       $57,228          $69,851
Intermediate Government Income........................  $229,022      $231,595        $227,963
High Quality Bond.....................................  $211,269      $189,406        $161,732
Tax-Exempt Bond.......................................  $127,246      $127,627        $117,223

---------------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.


     During the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, PFPC waived administration fees as set forth below:


                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                     1999         1998              1997
----                                                     ----         ----              ----
Asset Allocation......................................    $0           $0                $0
Equity Income.........................................    $0           $0                $0
Growth and Income.....................................    $0           $0                $0
Strategic Equity......................................    $0           $0(1)             *
Equity Value..........................................    $0           $0                $0
Equity Growth.........................................    $0           $0                $0
International Equity..................................    $0           $0                $0
Small Cap Value.......................................    $0           $0                $0
Small Company Equity..................................    $0           $0                $0
Short-Term Bond.......................................    $0           $0                $0
Intermediate Government Income........................    $0           $0                $0
High Quality Bond.....................................    $0           $0                $0
Tax-Exempt Bond.......................................    $0           $0                $0

---------------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.

     Under the Administration Agreement between Galaxy and PFPC (the "Administration Agreement"), PFPC has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, provide certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. PFPC prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations. Unless otherwise terminated, the Administration Agreement will remain in effect until May 31, 2001 and thereafter will continue from year to year upon annual approval of Galaxy's Board of Trustees.


                          CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan

Corporation, serves as the custodian of the Funds' assets pursuant to a Global Custody Agreement. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States.

     Under the Global Custody Agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund; (iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan also serves as Galaxy's "foreign custody manager" (as that term is defined in Rule 17f-5 under the 1940 Act) and in such capacity employs sub-custodians for the Funds for the purpose of providing custodial services for the foreign assets of the Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.




     PFPC serves as the Funds' transfer and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement (the "Transfer Agency Agreement"). Communications to PFPC should be directed to PFPC at P.O. Box 5108, 4400 Computer Drive, Westborough, Massachusetts 01581. Under the Transfer Agency Agreement, PFPC has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                    EXPENSES

     Fleet and PFPC bear all expenses in connection with the performance of their services for the Funds, except that Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with PFPC); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution (if applicable), fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PORTFOLIO TRANSACTIONS

     Fleet or Oechsle will select specific portfolio investments and effect transactions for the Equity Funds. Fleet seeks to obtain the best net price and the most favorable execution of orders. Fleet or Oechsle may, in its discretion, effect transactions in portfolio securities with dealers who provide research advice or other services to the Funds, Fleet or Oechsle. Fleet or Oechsle is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Fleet or Oechsle determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Fleet or Oechsle's overall responsibilities to the particular Fund and to Galaxy. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The fees under the Investment Advisory Agreement between Galaxy and Fleet and the Sub-Advisory Agreement between Fleet and Oechsle are not reduced by reason of receiving such brokerage and research services. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Funds.


     During the fiscal year ended October 31, 1999, the following Equity Funds paid soft dollar commissions as shown below:


                 FUND                            COMMISSIONS
                 ----                            -----------
                 Asset Allocation...............  $159,620
                 Equity Income..................  $250,780
                 Growth and Income..............  $283,931
                 Strategic Equity...............  $186,517
                 Equity Value...................  $998,817
                 Equity Growth..................  $1,014,330
                 International Equity...........  $27,519
                 Small Cap Value................  $365,870
                 Small Company Equity...........  $655,243




     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. There is generally no stated commission in the case of securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. Government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. Government securities.


     For the fiscal years ended October 31, 1999, October 31, 1998 and October 31, 1997, the following Funds paid brokerage commissions as shown in the table below:


                                                         FOR THE FISCAL YEAR ENDED OCTOBER 31:
FUND                                                     1999         1998              1997
----                                                     ----         ----              ----
Asset Allocation......................................  $164,971      $225,758        $155,296
Equity Income.........................................  $260,679      $304,645        $201,407
Growth and Income.....................................  $305,533      $511,307        $851,919
Strategic Equity......................................  $213,205      $118,965(1)        *
Equity Value..........................................  $1,055,494    $965,718        $934,709
Equity Growth.........................................  $1,267,684    $1,128,464      $7,006,331
International Equity..................................  $1,047,761    $841,389        $851,919
Small Cap Value.......................................  $390,632      $223,853        $173,335
Small Company Equity..................................  $731,699      $579,137        $354,910

-----------------

 *   Not in operation during the period.
(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.


     During the period February 1, 1998 through October 31, 1998 and the fiscal year ended October 31, 1999, certain Equity Funds effected a portion of their portfolio transactions through Quick & Reilly Institutional Trading ("Quick & Reilly"), a division of Fleet Securities, Inc., which is an affiliate of Fleet. The table below discloses (1) the aggregate amount of commissions paid to Quick & Reilly by the Funds during the period ended October 31, 1998 and the fiscal year ended October 31, 1999, (2) the percentage of each Fund's aggregate brokerage commissions for the period ended October 31, 1998 and the fiscal year ended October 31, 1999 that was paid to Quick & Reilly, and (3) the percentage of each Fund's aggregate dollar amount of transactions that involved payment of commissions that was effected through Quick & Reilly during the period ended October 31, 1998 and the fiscal year ended October 31, 1999.


                                                              YEAR ENDED OCTOBER 31, 1999
                                                      --------------------------------------------

                                                                                          % OF
                                                                        % OF            AGGREGATE
                                                      AGGREGATE       AGGREGATE        COMMISSION
FUND                                                    AMOUNT       COMMISSIONS      TRANSACTIONS
----                                                   -------       -----------      ------------
Asset Allocation....................................  $141,443          85.74%            88.69%
Equity Income.......................................  $232,329          89.12%            91.74%
Growth and Income...................................  $129,843          42.50%            47.05%
Strategic Equity....................................  $ 11,375           5.34%             5.73%
Equity Value........................................  $860,618          81.54%            82.31%
Equity Growth.......................................  $157,771          12.45%            13.29%

                                                                YEAR ENDED OCTOBER 31, 1999
                                                      --------------------------------------------

                                                                                          % OF
                                                                        % OF            AGGREGATE
                                                      AGGREGATE       AGGREGATE        COMMISSION
FUND                                                    AMOUNT       COMMISSIONS      TRANSACTIONS
----                                                   -------       -----------      ------------
Small Cap Value.....................................  $ 14,000           3.58%             3.39%
Small Company Equity................................  $  7,300           1.01%             1.30%


                                                             PERIOD ENDED OCTOBER 31, 1998
                                                      --------------------------------------------

                                                                                          % OF
                                                                        % OF            AGGREGATE
                                                      AGGREGATE       AGGREGATE        COMMISSION
FUND                                                    AMOUNT       COMMISSIONS      TRANSACTIONS
----                                                   -------       -----------      ------------
Asset Allocation....................................  $130,968          72.93%            78.11%
Equity Income.......................................  $108,651          40.75%            45.43%
Growth and Income...................................  $118,050          32.53%            32.56%
Strategic Equity(1).................................  $26,480           22.26%            27.40%
Equity Value........................................  $298,078          38.48%            43.86%
Equity Growth.......................................  $56,784            5.76%            8.21%

-----------------

(1) For the period from March 4, 1998 (commencement of operations) through October 31, 1998.


     Debt securities purchased or sold by the Bond Funds are generally traded in over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes and underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealers' mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, PFPC, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.


     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during the fiscal year ended October 31, 1999. At October 31, 1999, (1) the Asset Allocation Fund held common stock of Chase Manhattan Corp. with a value of $7,426,875 and a senior note of Associates Corp. of North America with a value of $3,254,062; (2) the Equity Income Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $36,620,000; (3) the Growth and Income Fund held common stock of Chase Manhattan Corp. with a value of $8,388,000, common stock of J.P. Morgan & Co., Inc. with a value of $7,067,250, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $43,135,000; (4) the Strategic Equity Fund was a party to repurchase agreement with Chase Manhattan Bank with a value of $7,414,000; (5) the Equity Value Fund held common stock of Chase Manhattan Corp. with a value of $11,268,638, common stock of Merrill Lynch & Co. with a value of $8,878,350, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $15,451,000; (6) the Equity Growth Fund held common stock of Chase Manhattan Corp. with a value of $30,581,250, and was party to a repurchase agreement with Chase Manhattan Bank with a value of $88,038,000;
(7) the International Equity Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $28,704,000; (8) the Small Cap Value Fund was party to a repurchase agreement with Chase Manhattan Bank with a value of $29,099,000.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                               DISTRIBUTION PLANS



PRIME A SHARES PLAN


     Galaxy has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Rule") with respect to Prime A Shares of the Funds (the "Prime A Shares Plan"). Under the Prime A Shares Plan, Galaxy may pay PDI or another person for expenses and activities intended to result in the sale of Prime A Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Prime A Shares and the direct or indirect cost of financing such payments.


     Under the Prime A Shares Plan, payments by Galaxy for distribution expenses may not exceed the annualized rate of 0.30% of the average daily net assets attributable to each Fund's outstanding Prime A Shares. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for distribution expenses to not more than 0.25% (on an annualized basis) of the average daily net asset value of each Fund's outstanding Prime A Shares.

     During the fiscal year ended October 31, 1999, Prime A Shares of the Funds paid the following distribution fees under the Prime A Shares Plan:


                                                      FOR THE FISCAL YEAR ENDED
FUND                                                      OCTOBER 31, 1999
----                                                      ----------------
Asset Allocation....................................            $438
Equity Income.......................................              *
Growth and Income...................................            $264
Strategic Equity....................................              *
Equity Value........................................              *
Equity Growth.......................................            $184
International Equity................................             N/A
Small Cap Value.....................................            $357
Small Company Equity................................              *
Short-Term Bond.....................................              *
Intermediate Government Income......................              *
High Quality Bond...................................             $63
Tax-Exempt Bond.....................................              *

------------------------------

*    Prime A Shares were not offered during the period.


All amounts paid under the Prime A Shares Plan were paid to broker-dealers.


PRIME B SHARES PLAN


     Galaxy has adopted a Distribution and Services Plan pursuant to the Rule with respect to Prime B Shares of the Funds (the "Prime B Shares Plan"). Under the Prime B Shares Plan, Galaxy may pay (a) PDI or another person for expenses and activities intended to result in the sale of Prime B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Prime B Shares and the direct or indirect cost of financing such payments,
(b) institutions for shareholder liaison services, which means personal services for holders of Prime B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Prime B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Prime B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Prime B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Prime B Shares Plan, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to each such Fund's outstanding Prime B Shares, and (ii) to a broker/dealer for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Prime B Shares which are owned of record or beneficially by that broker/dealer's customers for whom the broker/dealer is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the Prime B Shares Plan to an aggregate fee of not more than 0.25% (on an annualized basis) of the average daily net asset value of Prime B Shares owned of record or beneficially by customers of broker/dealers.


     During the fiscal year ended October 31, 1999, Prime B Shares of the Funds paid the following distribuiton fees under the Prime B Shares Plan:


                                                      FOR THE FISCAL YEAR ENDED
FUND                                                      OCTOBER 31, 1999
----                                                      ----------------
Asset Allocation....................................            $754
Equity Income.......................................             *-
Growth and Income...................................            $137
Strategic Equity....................................              *
Equity Value........................................              *
Equity Growth.......................................            $268
International Equity................................            $537
Small Cap Value.....................................            $349
Small Company Equity................................              *
Short-Term Bond.....................................              *
Intermediate Government Income......................              *
High Quality Bond...................................            $543
Tax-Exempt Bond.....................................              *

------------------------------

*    Prime B Shares were not offered during the period.


During the fiscal year ended October 31, 1999, Prime B Shares of the Funds paid the following shareholder servicing fees under the Prime B Shares Plan:

                                                      FOR THE FISCAL YEAR ENDED
FUND                                                      OCTOBER 31, 1999
----                                                      ----------------
Asset Allocation....................................          $2,263
Equity Income.......................................             *
Growth and Income...................................           $412
Strategic Equity....................................             *
Equity Value........................................             *
Equity Growth.......................................           $806
International Equity................................          $1,640
Small Cap Value.....................................          $1,046
Small Company Equity................................             *
Short-Term Bond.....................................             *
Intermediate Government Income......................             *
High Quality Bond...................................          $1,629
Tax-Exempt Bond.....................................             *

------------------------------

*    Prime B Shares were not offered during the period.


All amounts paid under the Prime B Shares Plan were paid to broker-dealers.


BOTH DISTRIBUTION PLANS

     Payments for distribution expenses under the Prime A Shares Plan and Prime B Shares Plan (the "12b-1 Plans") are subject to the Rule. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" Galaxy. The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plans provide that it may not be amended to increase materially the costs which Prime A Shares or Prime B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.


     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Funds and holders of the Prime A Shares and Prime B Shares. The 12b-1 Plans are subject to annual reapproval by a majority of the 12b-1 Trustees and are terminable at any time with respect to any Fund by a vote of a majority of the 12b-1 Trustees or by vote of the holders of a majority of the Prime A Shares and Prime B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plans with a broker-dealer is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the 12b-1 Trustees, by vote of the holders of a majority of the Prime B Shares of such Fund, by PDI or by the broker-dealer. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plans are in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Trustees.


                                   DISTRIBUTOR



     PDI serves as Galaxy's distributor. PDI is a registered broker/dealer with principal offices located at Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428-2961. Jane Haegele is the sole shareholder of PDI.


     Unless otherwise terminated, the Distribution Agreement between Galaxy and PDI remains in effect until November 30, 2000, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.


     PDI is entitled to the payment of a front-end sales charge on the sale of Prime A Shares of the Funds as described in the Prospectuses and this Statement of Additional Information.


     Prior to December 1, 1999, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of PFPC, served as Galaxy's distributor and was entitled to the payment of front-end sales charges on the sale of Prime A Shares of the Funds. During the fiscal year ended October 31, 1999, FD Distributors received front-end sales charges in connection with sales of Prime A Shares as follows:

                                                      FOR THE FISCAL YEAR ENDED
FUND                                                      OCTOBER 31, 1999
----                                                      ----------------
Asset Allocation....................................         $16,496
Equity Income.......................................             *
Growth and Income...................................          $7,455
Strategic Equity....................................             *
Equity Value........................................             *
Equity Growth.......................................          $5,074
International Equity................................           $552
Small Cap Value.....................................          $9,851
Small Company Equity................................             *
Short-Term Bond.....................................             *
Intermediate Government Income......................             *
High Quality Bond...................................          $2,608
Tax-Exempt Bond.....................................             *

------------------------------

*    Prime A Shares were not offered during the period.


FD Distributors retained none of the amounts shown in the above table.


     PDI is also entitled to the payment of contingent deferred sales charges upon the redemption of Prime B Shares of the Fund as described in the Prospectuses and this Statement of Additional Information.


     Prior to December 1, 1999, FD Distributors was entitled to payment of such contingent deferred sales charges. During the fiscal year ended October 31, 1999, FD Distributors received contingent deferred sales charges in connection with Prime B Share redemptions as follows:


                                                      FOR THE FISCAL YEAR ENDED
FUND                                                      OCTOBER 31, 1999
----                                                      ----------------
Asset Allocation....................................            $21,170
Equity Income.......................................               *
Growth and Income...................................            $5,551
Strategic Equity....................................               *
Equity Value........................................               *
Equity Growth.......................................            $8,866
International Equity................................            $16,620
Small Cap Value.....................................            $8,032
Small Company Equity................................               *
Short-Term Bond.....................................               *
Intermediate Government Income......................               *
High Quality Bond...................................            $11,302
Tax-Exempt Bond.....................................               *

------------------------------

*    Prime B Shares were not offered during the period.


FD Distributors retained none of the amounts shown in the aboved table.


     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds with respect to their Prime A Shares and Prime B Shares during the fiscal year ended October 31, 1999:


                                                                      BROKERAGE
                                 NET                               COMMISSIONS IN
                             UNDERWRITING      COMPENSATION ON       CONNECTION
                            DISCOUNTS AND      REDEMPTION AND         WITH FUND             OTHER
FUND*                      COMMISSIONS(1)       REPURCHASE(2)       TRANSACTIONS       COMPENSATION(3)
-----                      --------------       -------------       ------------       ---------------
Asset Allocation               $37,665                $21,170            $0                 $2,596
Growth and Income              $13,006                $5,551             $0                 $524
Equity Growth                  $13,940                $8,866             $0                 $656
International Equity           $17,172                $16,620            $0                 $1,531
Small Cap Value                $17,884                $8,032             $0                 $1,321
High Quality Bond              $13,910                $11,302            $0                 $1,765

----------------------------------

* A Prime Shares and B Prime Shares of this Equity Income, Strategic Equity, Equity Value, Small Company Equity, Short-Term Bond, Intermediate Government Income and Tax-Exempt Bond Funds were not offered during the period.
(1) Represents amounts received from front-end sales charges on Prime A Shares and commissions received in connection with sales of Prime B Shares.
(2) Represents amounts received from contingent deferred sales charges on Prime B Shares Plan. The basis on which such sales charges are paid is described in the Prospectus relating to Prime B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Prime A Shares Plan and Prime B Shares during the fiscal year ended October 31, 1999 (see "Distribution Plans" above).


                                    AUDITORS

     Ernst & Young LLP, independent auditors, with offices at 200 Clarendon Street, Boston, Massachusetts 02110, serve as auditors for Galaxy. The financial highlights for the respective Funds included in the Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Reports to Shareholders with respect to the Funds (the "Annual Reports") and incorporated by reference into this Statement of Additional Information for the fiscal year ended October 31, 1999 have been audited by Ernst & Young LLP. For the respective years and periods prior to the fiscal year ended

October 31, 1999, the financial highlights for the Funds included in the Prospectuses and the financial statements for such years and periods contained in the Annual Reports were audited by PricewaterhouseCoopers LLP, Galaxy's former auditors.


                                     COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103, are counsel to Galaxy and will pass upon certain legal matters on its behalf.


                        PERFORMANCE AND YIELD INFORMATION

     Investment returns and principal values will vary with market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

     The Funds' 30-day (or one month) standard yields are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                      6
               YIELD = 2[(a-b)/cd +1 )  - 1]

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d =  maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     Based on the foregoing calculations, the standardized yield for Prime A Shares and Prime B Shares of the Funds for the 30-day period ended October 31, 1999 were as set forth below.


FUND                                                    PRIME A       PRIME B
----                                                    -------       -------
Asset Allocation....................................     2.37%         1.82%
Equity Income.......................................      N/A           N/A
Growth and Income...................................     0.66%        -0.04%
Strategic  Equity...................................      N/A           N/A
Equity Value .......................................      N/A           N/A
Equity Growth.......................................     -0.05%       -0.72%
International Equity................................     0.24%        -0.45%
Small Cap Value.....................................     1.66%         0.91%
Small Company Equity................................      N/A           N/A
Short-Term Bond.....................................      N/A           N/A
Intermediate Government Income......................      N/A           N/A
High Quality Bond...................................     5.66%         4.89%
Tax-Exempt Bond.....................................      N/A           N/A

     The "tax-equivalent" yield of the Tax-Exempt Bond Fund is computed by (a) dividing the portion of the Fund's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and (b) adding that figure to that portion, if any, of the yield that is not exempt from federal income tax. The Tax-Exempt Bond Fund did not offer Prime A Shares and Prime B Shares during the 30-day period ended October 31, 1999.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                             1/n
                            T = [(ERV/P) - 1]

Where:           T =    average annual total return;

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                 P =    hypothetical initial payment of $1,000; and

                 n =    period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Prime A Shares or redemptions of Prime B Shares, as the case may be.


     The aggregate total returns for Prime A Shares and Prime B Shares of the Funds from November 1, 1998 (date of initial public offering) to October 31, 1999 are set forth below:

FUND                                                                  PRIME A           PRIME B
----                                                                  -------           -------
Asset Allocation....................................................... 3.66%            3.91%
Equity Income.......................................................... N/A               N/A
Growth and Income......................................................8.47%             8.98%
Strategic  Equity...................................................... N/A               N/A
Equity Value .......................................................... N/A               N/A
Equity Growth..........................................................20.28%           21.79%
International Equity...................................................22.60%           23.74%
Small Cap Value........................................................-0.02%            0.18%
Small Company Equity................................................... N/A               N/A
Short-Term Bond........................................................ N/A               N/A
Intermediate Government Income......................................... N/A               N/A
High Quality Bond......................................................-7.31%           -2.68%
Tax-Exempt Bond........................................................ N/A               N/A


     As stated in the Prospectus, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Prime A Shares or redemptions of Prime B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

PERFORMANCE REPORTING

     From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds. The performance of the Equity Funds may also be compared to data prepared by the S&P 500 Index, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

     Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, Prime A Shares, Prime B Shares and BKB Shares of the Funds.

     The standard yield is computed as described above. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The Tax-Exempt Bond Fund may also quote its "tax equivalent yield" which demonstrates the level of taxable yield necessary to produce an after-tax equivalent yield to the Fund's tax-free yield. It is calculated as described above. The Fund's tax-equivalent yield will always be higher than its yield.

     The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period and are calculated as described above. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Prime A Shares of the Funds and the applicable contingent deferred sales charge for Prime B Shares of the Funds and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.


     The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Prime A Shares or the redemption of Prime B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

     The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by institutions with respect to accounts of customers that have invested in shares of a Fund will not be included in performance calculations.

     The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

     As used in this Statement of Additional Information, "assets belonging to" a particular Fund or series of a Fund means the consideration received by Galaxy upon the issuance of shares in that particular Fund or series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

     A "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Government Money Market Fund) were as follows: Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.71%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (99.83%); Government Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (94.67%); Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (90.51%); Luitpold Pharmaceuticals Inc., Kirk Sobecki, CFO, ATTN: Harold Noviello, One Luitpold Drive, Shirley, NY 11967 (6.28%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (78.09%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.16%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.11%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (69.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (16.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (14.06%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (52.62%); International Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (43.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.80%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (13.94%); Growth & Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (76.51%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (19.76%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (93.31%); Gales & Co., Fleet Investment Services, Mutual Funds Unit --NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.97%); Small Company Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (63.45%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.75%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.32%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (17.96%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (48.81%); Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (97.52%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (25.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.94%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (38.13%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (60.55%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.74%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (46.26%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (20.25%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (31.27%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (26.37%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (32.39%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (71.43%); Gales Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (23.98%) Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (44.64%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (45.38%); Bob & Co., c/o Bank of Boston, Attn: Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (8.09%); Corporate Bond Fund - Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (42.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (33.79%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (15.43%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (7.24%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (67.05%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (12.44%); Bob & Co., c/o Bank of Boston, ATTN:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (13.20%); New
Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (51.12%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (34.02%); Bob & Co., c/o Bank of Boston, ATTN: Mutual Fund Dept. 45-02-06, P.O. Box 1805, Boston, MA 02105-1809 (14.56%).


         As of February 9, 2000, the name address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: U.S. Treasury Money Market Fund -- U. S. Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004 (10.38%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (59.39%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/T03C, Rochester, NY 14638-0001 (50.11%); International Equity Fund -- Charles Schwab & Co., Inc., Special Custody Account, Attn: Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4122 (5.98%); Tax-Exempt Bond Fund -- Danny Schulman, 9 Corn Mill Ct., Upper Saddle River, NJ 07458-1232 (8.20%); Connecticut Municipal Bond Fund -- Marle Luida Carcangiu, Juan Rosai Ulma CT, 36 Beach Ave., Milford, CT 06460 (5.77%); Massachusetts Municipal Bond Fund -- Al Lodice, 63 Winter St., Lexington, MA 02420-1209 (6.08%); Rhode Island Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (35.52%); James R. McCulloch, c/o Microfibre, P.O. Box 1208, Pawtucket, RI 02862-1208 (7.51%); Bob & Co., c/o Bank of Boston, Attn:
Mutual Fund Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (20.01%); New
York Municipal Bond Fund -- Marilyn J. Brantley, 5954 Van Allen Road, Belfast, NY 14711-8750 (10.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#978-61025-18, Lipco Action Electric J.V., Anthony Spina-President, 19-55 37th Street, Astoria, NY 11105-1118 (6.65%); New Jersey Municipal Bond Fund -- Serena W. Peng, 70 Chelsea, Watchung, NJ 07060-6424 (79.60%); William Minnaard, 50 Rock Road Unit A6, Hawthorne, NJ 07506-1570 (6.25%).


         As of February 9, 2000, the name, address, and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Ralph V. Luciano & Claire E. Luciano JTWROS, 8651 Ethans Glen Terrace, Jacksonville, FL 32256-9072 (5.20%); Steven R. Schwartz, 2393 Lake Elmo Ave. N, Lake Elmo, MN 55042-8407 (5.89%); Wylie O'Brien, 69 Edgewood Ave., Haverhill, MA 01832-2909 (5.36%); Strategic Equity Fund -- Betsey Tan, 7 Donovan's Lane, Natick, MA 01760-3615 (7.18%); Intermediate Government Income Fund -- Adriana Vita, 345 Park Ave., New York, NY 10154 (7.71%); Short-Term Bond Fund -- Chelsea Police Relief Assoc., John R. Phillips, Treas. & Michael McCona, Clerk, 180 Crescent Avenue, Chelsea, MA 02150-3017 (15.08%); Josua Colon Cust, Hazel Colon UGMA CT, 400 Lasalle Street, New Britan, CT 06051-1316 (8.41%); Elizabeth Mugar, 10 Chestnut St., Apt. 1808, Springfield, MA 01103-1709 (8.04%); Tax-Exempt Bond Fund -- David Fendler, Sylvia Fendler JTWROS, 72 Brinkerhoff Ave., Stamford, CT 06905-3203 (7.93%); Frances E. Stady, P.O. Box 433, 3176 Main St., Yorkshire, NY 14173-0433 (6.19%); U.S. Clearing Corp., FBO#978-02869-11, Carol Guy & Ali E.
Guy, 14 Thomas St., Scarsdale, NY 10583-1031 (5.20%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime A Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities, Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (49.88%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-697238-17, Sara Mallow, 6415 NW 24th Street, Boca Raton, FL 33439-4320 (26.03%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#120-97689-18, Yook Y. Doo, 46-34 Robinson St., Flushing, NY 11355-3445 (8.66%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#021-90471-15, Mabel L. Bowman, 35634 Meyers Ct., Fremont, CA 94536-2540 (6.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#143-27206-11, Mary V. Mastroianni & Pasqual Mastroianni JT Ten, 1811 Randolph Road, Schenectady, NY 12308-2021 (5.33%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#125-98055-11, Albert F. Twanmo, 6508 81st Street, Cabin John, MD 20818-1203 (80.62%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#136-99157-13, Jon-Paul Dadaian, Roth IRA Account, 178 Clarken Drive, West Orange, NJ 07052-3441 (14.83%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#160-27022-17, Linda Shaw, Trustee for the Linda J. Shaw Trust, 920 Meadows Road, Geneva, IL 60134-3052 (35.29%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#113-27816-16, Pamela M. Fain, 68 Oak Ridge Drive, Bethany, CT 06524-3118 (28.59%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (23.86%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-80060-19, Saint Clare School Endowment Fund, Attn: Fr. O'Shea, Andrew J. Houvouras &/or Bruce Blatman, 821 Prosperity Farms Road, No. Palm Beach, FL 33406-4299 (6.20%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97697-11, Ray Wayne Prince, 11010 Stephens Road, Berlin Heights, OH 44814-9673 (22.65%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#170-29789-15, Nicholas G. Roselli & Nicholas A. Roselli JT WROS, 315 Southampton Road, Westfield, MA 01085-1360 (7.45%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#175-97327-10, Margaret Ann Gillenwater, 2525 E. Prince Road #23, Tucson, AZ 85716-1146 (14.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#114-97238-17, Sara Mallow, IRA Account, 6415 NW 24th Street, Boca Raton, FL 33434-4320 (22.83%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98586-13, Pamela Ann Radamaker, 1001 Trainway Blvd. NE, Albuquerque, NM 87112-6280 (13.12%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-97099-17, James Kenneth Winter, IRA Rollover Account, 28 South Fork Cove, Senatobia, MS 38668-6329 (5.26%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#104-32732-16, Hilda Brandt, 3900 North Charles Street, Baltimore, MD 21218-1724 (28.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#150-98301-11, N. Clifford Nelson Jr., 58 Middlebury Road, Orchard Park, NY 14127-3581 (18.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-60254-19, Frederick W. Geissinger, 601 NW 2nd Street, Evansville, IN 47708-1013 (17.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-97564-14, Thomas X. McKenna, 170 Turtle Creek Drive, Tequesta, FL 33469-1547 (12.05%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31296-18, Edward U. Roddy III, 109 Angler Avenue, Palm Beach, FL 33480-3101 (8.82%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#165-26664-29, Special Risk Underwriters, P.O. Box 54699, Phoenix, AZ 85078-4699 (5.66%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-30971-12, Doris G. Schack, FBO-Doris G. Schack Living Trust, 9161 East Evans, Scottsdale, AZ 85260-7575 (71.89%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-02964-11, Jane L. Grayhurst, 770 Boylston St., Apt. 10-G, Boston, MA 02199-7709 (15.64%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#132-90090-11, Virginia Holmes,
303 Bella Vista Drive, Ithaca, NY 14850-5774 (12.21%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding Prime B Shares of each of Galaxy's investment portfolios were as follows: Equity Growth Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfeld, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (19.75%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-31108-13, Frank Catanho, Trustee of the Frank Catanho 1996 Trust dated 10/22/96, 24297 Mission Blvd., Hayward, CA 94544-1020 (12.76%); U.S.
Clearing, A Division of Fleet Securities Inc., FBO#183-97247-11, W.P. Fleming, 66500 E. 253rd, Grove, OK 74344-6163 (5.87%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#024-90318-16, Lynn C. Sherrie, IRA Rollover, P.O. Box 316, Wilson, NY 14172-0316 (12.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-00085-18, Walter M. Swiecicki & Cathleen Swiecicki JTWROS, 119 Old Beekman Road, Monmouth Junction, NJ 08852-3114 (10.69%); International Equity Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-59241-17, Church & Friary of St. Francis of Assisi, c/o Fr. Ronald P. Stark, OFM, 165 West 31st St., New York, NY 10001-3405 (80.25%); Growth and Income Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97497-13, Martin Allen Sante, 8858 Moanalua Way, Diamondhead, MS 39525-3760 (28.95%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#103-31744-16, Irwin Luftig & Elaine Luftig, 6119 Bear Creek Ct., Lake Worth, FL 33467-6812 (19.09%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29019-15, Walter W. Quan, 2617 Skyline Drive, Lorain, OH 44053-2243 (15.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#014-90365-19, Peter Burr Bickford, 65 A. Lazell Street, Hingham, MA 02043-4403 (7.92%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#108-000116-10, Michael Kennedy & Carleen Kennedy JTWROS, 12 Walton Avenue, Locust Valley, NY 11560-1227 (5.83%); U.S. Clearing Corp., FBO#148-28677-18, Linda M. Berke & Michael E. Berke JTTEN, 30941 Westwood Rd., Farmington Hills, MI 48331-1466 (16.24%); Asset Allocation Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#138-97818-14, Carol Y. Foster, 524 Marie Avenue, Blountstown, FL 32424-1218 (9.84%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-92974-11, Ann E. Herzog, 74 Tacoma Street, Staten Island, NY 10304-4222 (9.39%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-98559-16, Ann P. Sargent, 422 Los Encinos Avenue, San Jose, CA 95134-1336 (6.26%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#166-97970-19, Alicia E. Schober, 10139 Ridgeway Drive, Cupertino, CA 95014-2658 (6.07%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#194-14889-16, Paul R. Thornton & Karin Z. Thornton, JTTEN, 1207 Oak Glen Lane, Sugarland, TX 77479-6175 (5.58%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-29049-19, Randall Prince, Rt. 1, Box 865, Turtletown, TN 37391-9700 (5.93%); Small Cap Value Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#147-97574-19, Ray William Mominey, 1340 San Cristobal Villa, Punta Gorda, FL 33983-6618 (16.77%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#111-98315-17, Thomas J. Bernfield, 185 West End Avenue, Apt. 21D, New York, NY 10023-5548 (10.68%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#107-30623-15, Andrejs Zvejnieks, 2337 Christopher Walk, Atlanta, GA 30327-1110 (7.24%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#180-98472-11, Rufus O. Eddins, Jr., IRA Rollover, 360 Dominion Circle, Knoxville, TN 37922-2750 (5.63%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#221-97250-13, Michael A. Veschi, 106 Exmoor Court, Leesburg, VA 20176-2049 (5.41%); High Quality Bond Fund -- U.S. Clearing, A Division of Fleet Securities Inc., FBO#200-70099-19, Neil C. Feldman, 41 Windham Way, Englishtown, NJ 07726-8216 (27.85%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#119-97697-10, Ira Zornberg, 4219 Nautilus Avenue, Brooklyn, NY 11224-1019 (11.23%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#013-03576-19, Louise Brown & Sandra Fontaine JTTEN, 172 High Street, Woonsocket, RI 02895-4311 (5.00%); U.S. Clearing, A Division of Fleet Securities Inc., FBO# 147-24459-13, Jay Robert Klein, 26800 Amhearst Circle #209, Cleveland, OH 44122-7572 (11.06%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-93287-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (8.02%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#102-68909-11, Marjorie Dion, 301 Raimond Street, Yephank, NY 11980-9725 (10.57%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#157-98031-13, Patricia Fusco, 112 E. Chapel Avenue, Cherry Hill, NJ 08034-1204 (7.17%); U.S. Clearing, A Division of Fleet Securities Inc., FBO#238-97175-19, Marie Gottfried, Rollover IRA Account, 10208 Andover Coach Circle H-2, Lake Worth, FL 33467-8158 (5.31%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Stable Asset Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.36%); Silverstream Software Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.13%); U.S. Treasury Money Market Fund -- Loring Walcott Client Sweep Account, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (21.63%); Equity Value Fund -- Fleet Savings Plus- Equity Value, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.00%); Equity Growth Fund -- Fleet Savings - Equity Growth, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (23.00%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.91%); International Equity Fund -- FFG International Equity Fund, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (12.24%); Fleet Savings Plus - Intl. Equity, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (10.45%); Intermediate Government Income Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (6.45%); Strategic Equity Fund -- FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main Street, Rochester, NY 14638 (93.85%); High Quality Bond Fund -- Fleet Savings Plus Plan
- HQ Bond, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (18.49%); Short-Term Bond Fund -- Witicox & Gibbs Retirement Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.14%); Asset Allocation Fund -- Fleet Savings Plus - Asset Allocation, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (26.66%); Small Company Equity Fund -- Fleet Savings Plus - Small Company, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (32.64%); Tax-Exempt Bond Fund -- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co./ Gales & Co., 159 East Main Street, Rochester, NY 14638 (35.99%); Corporate Bond Fund -- Cole Hersee Pension Plan, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (7.92%); Growth and Income Fund -- Fleet Savings Plus - Growth Income, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (43.28%); Crompton & Knowles IARP, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (9.55%); Small Cap Value Fund -- FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (25.80%); Institutional Government Fund -- Duncanson & Holt Inc., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.42%); New Jersey Municipal Bond Fund -- Perillo Tours, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (22.20%); Royal Chambord IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.10%); McKee Wendell A. Martial Trust, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (11.02%); Varco Inc. IMA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.55%); Terry, Julia Lee Inv. Adv., c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.22%); Tieman Diane V IA, c/o Norstar Trust Co./Gales & Co., 159 East Main Street, Rochester, NY 14638 (5.04%).


         As of February 9, 2000, the name, address and share ownership of the entities or persons that held of record or beneficially more than 5% of the outstanding shares of Galaxy's Prime Reserves, Government Reserves, Tax-Exempt Reserves, Large Company Index, U.S. Treasury Index and Municipal Index Funds were as follows: Prime Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Government Reserves -- U.S. Clearing, 26 Broadway, New York, NY 10004 (100%); Tax-Exempt Reserves -- U.S. Clearing, 26 Broadway, New York, NY (100%); Large Company Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (37.42%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (5.17%); U.S. Treasury Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.29%); Gales & Co., Fleet Investment Services, Rochester, NY 14638-0001 (15.35%); Municipal Index -- Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/T04A, 159 East Main Street, Rochester, NY 14638-0001 (8.96%); Bob & Co., c/o Bank of Boston,
Attn: Mutual Funds Dept. 45-02-06, P.O. Box 1809, Boston, MA 02105-1809 (18.08%); U.S. Clearing Corp., FBO#979-11223-11, Steven Starker, 7 Flagler Drive, Rye, NY 10580-1951 (5.18%).


         As of February 9, 2000, the following Galaxy investment portfolios had no single person or entity own beneficially more than 5% of the portfolios' outstanding Trust Shares: Equity Income Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund, Rhode Island Municipal Bond Fund, Massachusetts Municipal Money Market Fund, Connecticut Municipal Money Market Fund, Government Money Fund and the Tax-Exempt Money Market Fund.


                              FINANCIAL STATEMENTS

     Galaxy's Annual Reports to Shareholders with respect to the Funds for the fiscal year ended October 31, 1999 have been filed with the SEC. The financial statements in such Annual Reports are incorporated by reference into this Statement of Additional Information. The financial statements and financial highlights for the Funds for the fiscal year ended October 31, 1999 have been audited by Galaxy's independent accountants, Ernst & Young LLP, whose reports thereon also appear in such Annual Reports and are incorporated herein by reference. The financial statements in such Annual Reports have been incorporated herein by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

          A Standard & Poor's commercial paper rating is a current opinion of the creditworthiness of an obligor with respect to financial obligations having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

          "A-1" - Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

          "A-2" - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

          "A-3" - Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          "B" - Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

          "D" - Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:

          "Prime-1" - Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

          "Prime-2" - Issuers (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          "Prime-3" - Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

          "Not Prime" - Issuers do not fall within any of the Prime rating categories.


          The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          "D-1+" - Debt possesses the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

          "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

          "D-5" - Issuer failed to meet scheduled principal and/or interest payments.


          Fitch IBCA short-term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short-term obligations:

          "F1" - Securities possess the highest credit quality. This designation indicates the best capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

          "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

          "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

          "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

          "C" - Securities possess high default risk. This designation indicates that default is a real possibility and that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

          "D" - Securities are in actual or imminent payment default.


          Thomson Financial BankWatch short-term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson Financial BankWatch:

          "TBW-1" - This designation represents Thomson Financial BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.

          "TBW-2" - This designation represents Thomson Financial BankWatch's second-highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          "TBW-3" - This designation represents Thomson Financial BankWatch's lowest investment-grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

          "TBW-4" - This designation represents Thomson Financial BankWatch's lowest rating category and indicates that the obligation is regarded as non-investment grade and therefore speculative.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

          The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

          "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

          "AA" - An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

          "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

          "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

          Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

          "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

          "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

          "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

          "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

          "C" - The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

          "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

          PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

          "r" - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

     The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca" and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" indicates poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

          The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

          "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          "AA" - Debt is considered to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable in periods of greater economic stress.

          "BBB" - Debt possesses below-average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          "BB," "B," "CCC," "DD" and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

          The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:

          "AAA" - Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

          "AA" - Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

          "A" - Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

          "BBB" - Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

          "BB" - Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

          "B" - Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

          "CCC," "CC" and "C" - Bonds have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.

          "DDD," "DD" and "D" - Bonds are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

          Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

          To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to denote relative standing within these major rating categories.

          Thomson Financial BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          "AAA" - This designation indicates that the ability to repay principal and interest on a timely basis is extremely high.

          "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

          "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BBB" - This designation represents the lowest investment-grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          "BB," "B," "CCC" and "CC" - These designations are assigned by Thomson Financial BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely repayment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          "D" - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

          A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's for municipal notes:

          "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

          "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

          "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


          Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

          "MIG-1"/"VMIG-1" - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

          "MIG-2"/"VMIG-2" - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

          "MIG-3"/"VMIG-3" - This designation denotes favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

          "MIG-4"/"VMIG-4" - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

          "SG" - This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

          Fitch IBCA and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

     As stated above, certain of the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.  Interest rate futures contracts

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of
98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MUNICIPAL BOND INDEX FUTURES CONTRACTS

     A municipal bond index assigns relative values to the bonds included in the index and the index fluctuates with changes in the market values of the bonds so included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds, and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes. The Chicago Board of Trade, on which futures contracts based on this Index are traded, as well as other U.S. commodities exchanges, are regulated by the Commodity Futures Trading Commission. Transactions on such exchange are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     The Tax-Exempt Bond Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     Closing out a futures contract sale prior to the settlement date may be effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the index involved and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

EXAMPLE OF A MUNICIPAL BOND INDEX FUTURES CONTRACT

     Consider a portfolio manager holding $1 million par value of each of the following municipal bonds on February 2 in a particular year.

                                                                                 Current Price
                                                                                 (points and
                                                                Maturity        thirty-seconds
Issue                    Coupon          Issue Date                Date           of a point)
---------------------------------------------------             ------------------------------
Ohio HFA                 9 3/8            5/05/83                5/1/13           94-2
NYS Power                9 3/4            5/24/83                1/1/17           102-0
San Diego, CA IDR        10               6/07/83                6/1/18           100-14
Muscatine, IA Elec       10 5/8           8/24/83                1/1/08           103-16
Mass Health & Ed         10               9/23/83                7/1/16           100-12

     The current value of the portfolio is $5,003,750.

     To hedge against a decline in the value of the portfolio, resulting from a rise in interest rates, the portfolio manager can use the municipal bond index futures contract. The current value of the Municipal Bond Index is 86-09. Suppose the portfolio manager takes a position in the futures market opposite to his or her cash market position by selling 50 municipal bond index futures contracts (each contract represents $100,000 in principal value) at this price.

     On March 23, the bonds in the portfolio have the following values:

                  Ohio HFA                  81-28
                  NYS Power                 98-26
                  San Diego, CA IDB         98-11
                  Muscatine, IA Elec        99-24
                  Mass Health & Ed          97-18

     The bond prices have fallen, and the portfolio has sustained a loss of $130,312. This would have been the loss incurred without hedging. However, the Municipal Bond Index also has fallen, and its value stands at 83-27. Suppose now the portfolio manager closes out his or her futures position by buying back 50 municipal bond index futures contracts at this price.

     The following table provides a summary of transactions and the results of the hedge.

                            CASH MARKET                 FUTURES MARKET
         February 2         $5,003,750 long posi-       Sell 50 Municipal Bond
                            tion in municipal           futures contracts at
                            bonds                       86-09

         March 23           $4,873,438 long posi-       Buy 50 Municipal Bond
                            tion in municipal           futures contracts at
                            bonds                       83-27
                            ---------------------       ---------------------

                            $130,312 Loss               $121,875 Gain

     While the gain in the futures market did not entirely offset the loss in the cash market, the $8,437 loss is significantly lower than the loss which would have been incurred without hedging.

     The numbers reflected in this appendix do not take into account the effect of brokerage fees or taxes.

III.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                            THE GALAXY FUND

                               FORM N-1A

PART C.  OTHER INFORMATION

Item 23.  Exhibits

      (a)      (1)      Declaration of Trust dated March 31, 1986.(4)

               (2) Amendment No. 1 to the Declaration of Trust dated as of April 26, 1988.(4)

               (3) Certificate pertaining to Classification of Shares pertaining to Class A and Class B shares.(4)

               (4) Certificate of Classification of Shares pertaining to Class C, Class D and Class E shares.(4)

               (5) Certificate of Classification of Shares pertaining to Class C - Special Series 1 and Class D - Special Series 1 shares.(4)

               (6) Certificate of Classification of Shares pertaining to Class F shares; Class G - Series 1 shares; Class G - Series 2 shares; Class H - Series 1 shares; Class H - Series 2 shares; Class I - Series 1 shares; Class I - Series 2 shares; Class J - Series 1 shares; and Class J
                        - Series 2 shares.(4)

               (7) Certificate of Classification of Shares pertaining to Class K - Series 1 shares; Class K - Series 2 shares; Class L - Series 1 shares; Class L - Series 2 shares; Class M - Series 1 shares; Class M - Series 2 shares; Class N - Series 1 shares; Class N - Series 2 shares; Class O - Series 1 shares; and Class O - Series 2 shares.(4)

               (8) Certificate of Classification of Shares pertaining to Class P - Series 1 shares; Class P - Series 2 shares; Class Q - Series 1 shares; Class Q - Series 2 shares; Class R - Series 1 shares; Class R - Series 2 shares; and Class S shares.(4)

               (9) Certificate of Classification of Shares pertaining to Class T - Series 1 shares and Class T - Series 2 shares.(4)

               (10) Certificate of Classification of Shares pertaining to Class U - Series 1 shares and Class U - Series 2 shares; Class V shares; Class W shares; and Class X - Series 1 shares and Class X - Series 2 shares.(8)

               (11) Certificate of Classification of Shares pertaining to Class C - Special Series 2 shares; Class H - Series 3 shares; Class J - Series 3 shares; Class K - Series 3 shares; Class L - Series 3 shares; Class M - Series 3 shares; Class N - Series 3 shares; and Class U - Series 3 shares.(8)

               (l2) Certificate of Classification of Shares pertaining to Class A - Special Series 2 shares.(8)

               (13) Certificate of Classification of Shares pertaining to Class Y - Series 1 shares and Class Y - Series 2 shares; Class Z - Series 1 shares, Class Z - Series 2 shares and Class Z - Series 3 shares; and Class AA - Series 1 shares, Class AA - Series 2 shares and Class AA - Series 3 shares.(8)

               (14) Certificate of Classification of Shares pertaining to Class BB, Class CC and Class DD shares.(8)

               (15) Certificate of Classification of Shares pertaining to Class D - Special Series 2 shares; Class G - Series 3 shares; Class I - Series 3 shares; and Class X - Series 3 shares.(8)

               (16) Certificate of Classification of Shares pertaining to Class C - Special Series 3 shares; Class C - Special Series 4 shares; Class D - Special Series 3 shares; Class D - Special Series 4 shares; Class G - Series 4 shares; Class G - Series 5 shares; Class H - Series 4 shares; Class H - Series 5 shares; Class I - Series 4 shares; Class I - Series 5 shares; Class J - Series 4 shares; Class J - Series 5 shares; Class K - Series 4 shares; Class K - Series 5 shares; Class L - Series 4 shares; Class L - Series 5 shares; Class M - Series 4 shares; Class M - Series 5 shares; Class N - Series 4 shares; Class N - Series 5 shares; Class U - Series 4 shares; Class U - Series 5 shares; Class X - Series 4 shares; Class X - Series 5 shares; Class AA - Series 4 shares; and Class AA - Series 5 shares.(8)

               (17) Certificate of Classification of Shares pertaining to Class EE - Series shares and Class EE - Series 2 shares; Class V - Special Series 1 shares; and Class W - Special Series 1 shares.(11)

               (18) Certificate of Classification of Shares pertaining to Class A - Special Series 3 shares; Class F - Special Series 2 shares; Class E - Special Series 2 shares; Class L - Series 6 shares; Class D - Special Series 5 shares; Class J - Series 6 shares; Class R - Series 3 shares; Class N - Series 6 shares; Class U - Series 6 shares; Class H - Series 6 shares; and Class G - Series 6 shares.(12)

               (19) Certificate of Classification of Shares pertaining to Class FF shares; Class GG shares; Class HH - Series 1 shares and Class HH - Series 2 shares; Class II shares; Class JJ - Series 1 shares, Class JJ - Series 2 shares and Class JJ - Series 3 shares; Class KK - Series 1 shares, Class KK - Series 2 shares and Class KK - Series 3 shares; Class LL - Series 1 shares, Class LL - Series 2 shares and Class LL - Series 3 shares; and Class MM - Series 1 shares, Class MM - Series 2 shares and Class MM
                        - Series 3 shares.(14)

               (20) Form of Certificate of Classification of Shares pertaining to Class MM - Series 4 shares.(14)

      (b)               Code of Regulations.(4)

      (c)               Article V, Section 5.1, and Article VIII,
                        Section 8.1, of Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(1), and Amendment No. 1 to Registrant's Declaration of Trust incorporated herein by reference as Exhibit (a)(2).

      (d)      (1)      Advisory Agreement between the Registrant and Fleet
                        Investment Advisors Inc. with respect to the Money
                        Market, Government, U.S. Treasury, Tax-Exempt,
                        Institutional Government Money Market (formerly
                        Institutional Treasury Money Market), Short-Term Bond,
                        Intermediate Government Income (formerly Intermediate
                        Bond), Corporate Bond, High Quality Bond, Tax-Exempt
                        Bond, New York Municipal Bond, Connecticut Municipal
                        Bond, Massachusetts Municipal Bond, Rhode Island
                        Municipal Bond, Equity Value, Equity Growth, Equity
                        Income, International Equity, Small Company Equity and
                        Asset Allocation Funds dated as of May 19, 1994.(2)

               (2) Addendum No. 1 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money

                        Market, Growth and Income and Small Cap Value Funds dated as of December 1, 1995.(1)

               (3) Addendum No. 2 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund dated as of March 3, 1998.(5)

               (4) Addendum No. 3 to Advisory Agreement dated September 18, 1998 between the Registrant and Fleet Investment Advisors Inc. with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(8)

               (5) Form of Addendum No. 4 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the New York Municipal Money Market Fund.(11)

               (6) Form of Addendum No. 5 to Advisory Agreement between the Registrant and Fleet Investment Advisors Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

               (7) Sub-Advisory Agreement between Fleet Investment Advisors Inc. and Oechsle International Advisors, LLC with respect to the International Equity Fund dated as of October 8, 1998.(8)

      (e)      (1)      Distribution Agreement between the Registrant and
                        Provident Distributors, Inc. dated as of December 1, 1999.(12)

               (2) Form of Amendment No. 1 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(11)

               (3) Form of Amendment No. 2 to Distribution Agreement between the Registrant and Provident Distributors, Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

      (f) The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan and Related Agreement effective as of January 1, 1997.(2)

      (g)      (1)      Global Custody Agreement between the Registrant and The
                        Chase Manhattan Bank dated as of November 1, 1991.(4)

               (2) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New Jersey Municipal Bond, MidCap Equity and Strategic Equity Funds.(3)

               (3) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

               (4) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the New York Municipal Money Market Fund.(11)

               (5) Form of Amendment to Global Custody Agreement between the Registrant and The Chase Manhattan Bank with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

               (6) Amendment dated December 2, 1998 to Global Custody Agreement between the Registrant and The Chase Manhattan Bank.(9)

               (7) Consent to Assignment of Global Custody Agreement between the Registrant, The Chase Manhattan Bank, N.A. and 440 Financial Group of Worcester, Inc. to The Shareholder Services Group, Inc. d/b/a 440 Financial dated March 31, 1995.(11)

      (h)      (1)      Administration Agreement between the Registrant and
                        PFPC Inc. (formerly known as First Data Investor
                        Services Group, Inc.) dated as of June 1, 1997.(3)

               (2) Amendment No. 1 dated March 3, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

               (3) Amendment No. 2 dated as of March 5, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

               (4) Amendment No. 3 dated as of September 18, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

               (5) Amendment No. 4 dated as of September 10, 1998 to Administration Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

               (6) Amendment No. 5 dated as of December 1, 1999 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

               (7) Form of Amendment No. 6 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

               (8) Form of Amendment No. 7 to Administration Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

               (9) Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) dated as of June 1, 1997.(3)

               (10) Amendment No. 1 dated March 3, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc.

                        (formerly known as First Data Investor Services Group, Inc.) with respect to the New Jersey Municipal Bond Fund, MidCap Equity Fund and Strategic Equity Fund.(5)

               (11) Amendment No. 2 dated as of March 5, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(6)

               (12) Amendment No. 3 dated as of September 18, 1998 to Transfer Agency and Services Agreement between the Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves Fund.(8)

               (13) Amendment No. 4 dated as of September 10, 1998 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(9)

               (14) Amendment No. 5 dated as of September 9, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

               (15) Amendment No. 6 dated as of December 2, 1999 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.).(12)

               (16) Form of Amendment No. 7 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc.) with respect to the New York Municipal Money Market Fund.(11)

               (17) Form of Amendment No. 8 to Transfer Agency and Services Agreement between Registrant and PFPC Inc. (formerly known as First Data Investor Services Group, Inc). with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

               (18) Shareholder Services Plan for Trust Shares and Retail A Shares and Related Forms of Servicing Agreements.(14)

               (19) Shareholder Services Plan for BKB Shares and Related Forms of Servicing Agreements.(14)

               (20) Credit Agreement dated as of December 29, 1999 among the Registrant, The Galaxy VIP Fund, Galaxy Fund II, Various Banks, Deutsche Bank Securities Inc. and Deutsche Bank AG, New York Branch.(14)

               (21) Form of Agreement and Plan of Reorganization between The Galaxy Fund and Boston 1784 Funds.(13)

      (i)      (1)      Opinion and consent of counsel dated
                        September 28, 1999.(10)

               (2)      Opinion and consent of counsel dated
                        December 3, 1999.(11)

               (3) Opinion and consent of counsel dated February 28, 2000.(15)


      (j)      (1)      Consent of Drinker Biddle & Reath LLP.(16)

               (2)      Consent of Willkie, Farr & Gallagher.(16)

               (3)      Consent of Ropes & Gray.(16)

               (4)      Consent of Day, Berry & Howard LLP.(16)

               (5)      Consent of PricewaterhouseCoopers LLP.(16)

               (6)      Consent of Ernst & Young LLP.(16)

      (k)               None.

      (l)      (1)      Purchase Agreement between the Registrant and Shearson
                        Lehman Brothers Inc. dated July 24, 1986.(4)

               (2) Purchase Agreement between the Registrant and Shearson Lehman Brothers Inc. dated October 11, 1990 with respect to the Treasury, Equity Growth, Equity Income, International Equity and High Quality Bond Funds.(4)

               (3) Purchase Agreement between the Registrant and SMA Equities, Inc. dated December 30, 1991 with respect to the Small Company Equity Fund, Short-Term Bond Fund, Tax-Exempt Bond Fund, Asset Allocation Fund, and New York Municipal Bond Fund.(4)

               (4) Purchase Agreement between the Registrant and Allmerica Investments, Inc. dated February 22, 1993 with respect to the Connecticut Municipal Bond, Massachusetts Municipal Bond, Rhode Island Municipal Bond and Institutional Government Money Market (formerly Institutional Treasury Money Market) Funds.(4)

               (5) Purchase Agreement between the Registrant and 440 Financial Distributors, Inc. dated May 19, 1994 with respect to the Corporate Bond Fund.(4)

               (6) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated February 28, 1996 with respect to the Connecticut Municipal Money Market, Massachusetts Municipal Money Market Money, Growth and Income and Small Cap Value Funds.(4)

               (7) Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the New Jersey Municipal Bond Fund.(5)

               (8) Form of Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the MidCap Equity Fund.(3)

               (9) Purchase Agreement between the Registrant and First Data Distributors, Inc. with respect to the Strategic Equity Fund.(5)

               (10) Purchase Agreement between the Registrant and First Data Distributors, Inc. dated September 18, 1998 with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(9)

               (11) Form of Purchase Agreement between the Registrant and Provident Distributors, Inc. with respect to the New York Municipal Money Market Fund.(14)

               (12) Form of Purchase Agreement between the Registrant and Provident Distributors, Inc. with respect to the Institutional Money Market Fund, Institutional Treasury Money Market Fund, Florida Municipal Bond Fund, Intermediate Tax-Exempt Bond Fund, Connecticut Intermediate Municipal Bond Fund, Massachusetts Intermediate Municipal Bond Fund and Growth Fund II.(14)

      (m)      (1)      Distribution and Services Plan for Retail B Shares
                        and Related Form of Servicing Agreement.(14)

               (2) Distribution and Services Plan and Related Form of Servicing Agreement with respect to the Prime Reserves, Government Reserves and Tax-Exempt Reserves.(5)

               (3)      Distribution Plan for A Prime Shares.(6)

               (4) Distribution and Services Plan for B Prime Shares and Related Form of Servicing Agreement.(6)

               (5) Distribution and Services Plan and Related Form of Servicing Agreement with respect to Prime Shares of the New York Municipal Money Market Fund, Connecticut Municipal Money Market Fund and Massachusetts Municipal Money Market Fund.(11)

      (n)               None.

      (o) Amended and Restated Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class System.(14)

-----------------------
(1) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant's Registration Statement on Form N-1A (File Nos. 33-4806 and 811-4636) as filed with the Commission on March 4, 1996.

(2) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1996.

(3) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 15, 1997.

(4) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 27, 1998.

(5) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on June 30, 1998.

(6) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 11, 1998.

(7) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on October 6, 1998.

(8) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 30, 1998.

(9) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 37 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 26, 1999.

(10) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on September 28, 1999.

(11) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 3, 1999.

(12) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on December 29, 1999.

(13) Filed electronically as Appendix II to the Combined Prospectus/Proxy Statement and incorporated herein by reference to the Registrant's Registration Statement on Form N-14 as filed with the Commission on February 7, 2000.

(14) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 23, 2000.

(15) Filed electronically as an Exhibit and incorporated herein by reference to Post-Effective Amendment No. 44 to the Registrant's Registration Statement on Form N-1A as filed with the Commission on February 28, 2000.

(16) Filed herewith.

Item 24. Persons Controlled By or Under Common Control with Registrant

         Registrant is controlled by its Board of Trustees.

Item 25. Indemnification

         Indemnification of the Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in
Section 1.19 of the Distribution Agreement incorporated herein by reference as Exhibit (e)(1), in Section 12 of the Global Custody Agreement incorporated herein by reference as Exhibit (g)(1) and in Article 10 of the Transfer Agency and Services Agreement incorporated herein by reference as Exhibit (h)(9). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust dated March 31, 1986, incorporated herein by reference as Exhibit (a)(1), provides as follows:

         9.3 INDEMNIFICATION OF TRUSTEES, REPRESENTATIVES AND EMPLOYEES. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this
                  Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                  The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  (a)     Business and Other Connections of Investment Adviser

                  Fleet Investment Advisors Inc. ("Fleet") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

                  The list required by this Item 26 of officers and directors of Fleet, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Fleet pursuant to the Advisers Act (SEC File No. 801-20312).

         (b)      Business and Other Connections of Sub-Adviser

                  Oechsle International Advisors, LLC. ("Oechsle") is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act").

                  The list required by this Item 26 of the officers of Oechsle, together with information as to any business profession, vocation or employment of a substantial nature engaged in by such officers during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by Oechsle pursuant to the Advisers Act (SEC File No. 801-28111).

Item 27.  Principal Underwriter

         (a) In addition to The Galaxy Fund, Provident Distributors, Inc. (the "Distributor") currently acts as distributor for The Galaxy VIP Fund, Galaxy Fund II, International Dollar Reserve Fund I, Ltd., Provident Institutional Funds Trust, Columbia Common Stock Fund, Inc., Columbia Growth Fund, Inc., Columbia International Stock Fund, Inc., Columbia Special Fund, Inc., Columbia Small Cap Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia U.S. Government Securities Fund, Inc., Columbia Fixed Income Securities Fund, Inc., Columbia Municipal Bond Fund, Inc., Columbia High Yield Fund, Inc., Columbia National Municipal Bond Fund, Inc., GAMNA Series Funds, Inc., WT Investment Trust, Kalmar Pooled Investment Trust, The RBB Fund, Inc., Robertson Stephens Investment Trust, HT Insight Funds Trust, Hilliard-Lyons Government Fund, Inc., Hilliard-Lyons Growth Fund, Inc., Hilliard-Lyons Research Trust, The BlackRock Funds, Inc. (distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of Provident Distributors, Inc.), Northern Funds Trust (distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of Provident Distributors, Inc.), The OffitBank Investment Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of Provident Distributors, Inc.), The OffitBank Variable Insurance Fund, Inc. (distributed by Offit Funds Distributor, Inc., a wholly-owned subsidiary of Provident Distributors, Inc.).

         (b) The information required by this Item 27 (b) with respect to each director, officer, or partner of the Distributor is incorporated by reference to Schedule A of Form BD filed by the Distributor with the Securities and Exchange Commission pursuant to the Securities Act of 1934, as amended (File No. 8-46564).

         (c) The Distributor receives no compensation from the Registrant for distribution of its shares other than payments for distribution assistance pursuant to Registrant's Distribution and Services Plan for Retail B Shares, Distribution and Services Plan for the Prime Reserves, Government Reserves and Tax-Exempt Reserves, Distribution Plan for A Prime Shares and Distribution and Services Plan for B Prime Shares.

Item 28. Location of Accounts and Records

         (1) Fleet Investment Advisors Inc., 75 State Street, Boston, Massachusetts 02109 (records relating to its functions as investment adviser to all of the Registrant's Funds).

         (2) Oechsle International Advisors, LLC, One International Place, Boston, Massachusetts 02210 (records relating to its functions as sub-investment adviser to the International Equity Fund).

         (3) Provident Distributors Inc., Four Falls Corporate Center, 6th Floor, West Conshohocken, Pennsylvania 19428-2961 (records relating to its functions as distributor).

         (4) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 53 State Street, Mail Stop BOS 425, Boston, MA 02109 (records relating to its functions as administrator).

         (5) PFPC Inc. (formerly known as First Data Investor Services Group, Inc.), 4400 Computer Drive, Westborough, MA 01581-5108 (records relating to its functions as transfer agent).

         (6) Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103 (Registrant's Declaration of Trust, Code of Regulations and Minute Books).

         (7) The Chase Manhattan Bank, 1211 Avenue of the Americas, New York, New York 10036 (records relating to its functions as custodian).

Item 29.  Management Services

                  Inapplicable.

Item 30.  Undertakings

                  Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest available Annual Reports to Shareholders which includes Management's Discussion of the Registrant's performance, upon request and without charge.

                                SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant hereby certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 45 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Bonita Springs, Florida, on the 29th day of February, 2000.

                                 THE GALAXY FUND
                                 Registrant


                                 /s/ John T. O'Neill
                                 -------------------
                                 President
                                 John T. O'Neill

        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                         TITLE                      DATE

/s/ John T. O'Neill               Trustee, President         February 29, 2000
-------------------------         and Treasurer
John T. O'Neill

*/s/ Dwight E. Vicks, Jr.         Chairman of the Board      February 29, 2000
-------------------------         of Trustees
Dwight E. Vicks, Jr.

*/s/ Donald B. Miller             Trustee                    February 29, 2000
-------------------------
Donald B. Miller

*/s/ Louis DeThomasis             Trustee                    February 29, 2000
-------------------------
Louis DeThomasis

*/s/ Bradford S. Wellman          Trustee                    February 29, 2000
-------------------------
Bradford S. Wellman

*/s/ James M. Seed                Trustee                    February 29, 2000
-------------------------
James M. Seed

*By: /s/ John T. O'neill
     --------------------
     John T. O'Neill
     Attorney-In-Fact

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 4, 1996                  /s/ Dwight E. Vicks, Jr.
                                          --------------------------
                                              Dwight E. Vicks, Jr.

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                    /s/ Donald B. Miller
                                            ---------------------
                                                Donald B. Miller

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                       /s/ Brother Louis DeThomasis
                                               ----------------------------
                                                   Brother Louis DeThomasis

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                             /s/ Bradford S. Wellman
                                                     -----------------------
                                                         Bradford S. Wellman

                                 THE GALAXY FUND

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints John T. O'Neill and W. Bruce McConnel, III, and either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in his capacity as trustee or officer, or both, of The Galaxy Fund (the "Trust"), to execute any and all amendments to the Trust's Registration Statement on Form N-1A pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and either of said attorneys shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys, or either of them, may lawfully do or cause to be done by virtue hereof.



Dated:  December 5, 1996                                /s/ James M. Seed
                                                        --------------------
                                                            James M. Seed

                                  EXHIBIT INDEX


EXHIBIT NO.                                    DESCRIPTION

(j)(1)                           Consent of Drinker Biddle & Reath LLP.
(j)(2)                           Consent of Willkie, Farr & Gallagher.
(j)(3)                           Consent of Ropes & Gray.
(j)(4)                           Consent of Day, Berry & Howard LLP.
(j)(5)                           Consent of PricewaterhouseCoopers LLP.
(j)(6)                           Consent of Ernst & Young LLP.